UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2021
Multi-Manager Alternative Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Alternative Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Alternative Strategies Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
John Liew, Ph.D., M.B.A.
Yao Hua Ooi
Ari Levine, M.S.
Manulife Investment Management (US) LLC
Daniel Janis III
Christopher Chapman, CFA
Thomas Goggins
Kisoo Park
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle*
Bryan Whalen, CFA
Mr. Rivelle has announced his intention to retire from TCW Investment Management Company LLC on or about December 31, 2021.
Water Island Capital, LLC
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Todd Munn
Average annual total returns (%) (for the period ended August 31, 2021)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	4.12	1.45	1.87
FTSE Three-Month U.S. Treasury Bill Index		0.06	1.13	0.64
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 23, 2012 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 23, 2012 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at August 31, 2021)
Asset-Backed Securities — Non-Agency	4.2
Commercial Mortgage-Backed Securities - Agency	1.0
Commercial Mortgage-Backed Securities - Non-Agency	2.5
Common Stocks	24.1
Convertible Bonds	1.4
Convertible Preferred Stocks	0.9
Corporate Bonds & Notes	20.2
Foreign Government Obligations	6.3
Inflation-Indexed Bonds	0.1
Municipal Bonds	0.3
Options Purchased Calls	0.1
Preferred Debt	0.1
Preferred Stocks	0.1
Residential Mortgage-Backed Securities - Agency	3.7
Residential Mortgage-Backed Securities - Non-Agency	7.8
Senior Loans	1.4
Treasury Bills	6.2
U.S. Treasury Obligations	1.1
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	29.6
Total	111.1

(a)	Includes investments in Money Market Funds (amounting to $140.8 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at August 31, 2021)
Common Stocks	(11.0)
Exchange-Traded Equity Funds	(0.1)
Total	(11.1)
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	311.2	(235.1)	76.1
Commodities Derivative Contracts	32.7	(8.8)	23.9
Equity Derivative Contracts	67.9	(2.7)	65.2
Foreign Currency Derivative Contracts	147.2	(212.4)	(65.2)
Total Notional Market Value of Derivative Contracts	559.0	(459.0)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance
The Fund is currently managed by five independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2021, AlphaSimplex Group, LLC (AlphaSimplex), AQR Capital Management, LLC (AQR), Manulife Investment Management (US) LLC (Manulife), TCW Investment Management Company, LLC (TCW) and Water Island Capital, LLC (Water Island) managed approximately 13.98%, 10.23%, 20.37%, 30.06% and 25.36% of the portfolio, respectively.
For the 12-month period that ended August 31, 2021, the Fund’s Institutional Class shares returned 4.12%. The Fund outperformed its benchmark, the FTSE Three-Month U.S. Treasury Bill Index, which returned 0.06% over the same time period.
Market overview
Over the 12-month period, the U.S. Federal Reserve and other world central banks maintained emergency measures put in place following the outbreak of COVID-19, with ultra-low interest rate policies and aggressive quantitative easing. This period also saw the U.S. presidential election, with more expansionary fiscal policy and spending plans from the new administration, as well as a combination of hope sparked by the global rollout of vaccines for COVID-19 and uncertainty and fear caused by another rise in COVID-19 cases. Markets gained momentum throughout the first half of 2021, as the prospect for a gradual resumption of normal business conditions led to a pronounced improvement in both economic growth and corporate earnings and a sharp increase in energy prices. A combination of factors resulted in disruptions to global supply chains and labor markets and added to concerns of more persistent inflation over the longer term. Over the last few months of the period, the spread of the COVID-19 Delta variant renewed concerns over what the impact of further government measures to combat the spread of the virus might have on economic reopening and consumer sentiment more broadly.
In this low-yield environment, the Fund benefited from positive market sentiment and investor demand for yield, as well as from higher energy prices and general consumer optimism around economic reopening and a return to normality.
AlphaSimplex
Our portion of the Fund is compared to the SG Trend Index, which it underperformed over the 12-month that ended August 31, 2021. The SG Trend Index does not have published weights. However, our research indicates that the underperformance may be due to short-term market turbulence that affected the strategy’s performance in fixed income and currencies.
Derivatives are used to pursue the investment objectives of the Fund, to manage overall market exposure and for alpha generation. The derivatives employed in our portion of the Fund are primarily exchange-traded futures contracts, which are used to gain liquid exposure to and rotate among a broad array of markets. Derivatives may be used to obtain long or short exposure to a particular asset class, region, currency, commodity, or index. With the exception of returns generated by the portfolio’s short-term cash portfolio, the performance results described above are entirely due to the performance of the Fund’s derivative instruments.
Notable detractors in our portion of the Fund
•	Fixed income and currencies detracted from performance in our portion of the Fund during the reporting period.
•	Within fixed income, losses came from the U.S. and international developed markets, especially towards the end of the period as yields began to rise.
•	Currency losses were driven by developed market currencies, especially the Swiss franc and euro.
•	The portfolio also saw some losses from precious metals and livestock.
•	The top individual detractors from performance over the period were the Swiss Franc, gold, and the Euro.
Notable contributors in our portion of the Fund
•	Long positions in commodities and equities contributed to returns within our portion of the Fund during the period.
•	Within commodities, gains came primarily from agricultural commodities (especially the soy complex and corn), with base metals (especially copper) and energies also contributing positively.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	In equities, the strategy had gains across the board, especially from long positions in U.S. and international developed markets.
•	Within the different model types, our portion of the Fund saw positive performance from all model types, with adaptive models outperforming the short-horizon and basic multi-trend models.
•	The top individual contributors to performance over the period were copper, soybeans, and the S&P 500 Index.
AQR
Our portion of the Fund underperformed the benchmark during the 12-month period ending August 31, 2021.
Our portion of the Fund pursues an active managed futures strategy that invests in a diverse portfolio of futures and forwards across global equity, fixed income, currency, and commodity markets. The strategy uses both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in these markets. Trend following can simply be described as going long markets that have been rising in price and going short markets that have been falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies. Implementing a systematic trend following strategy, we make decisions for our portion of the Fund based on signals which use futures and forward market returns as their primary input. As such, it is designed to position itself to exploit the behavioral biases of market participants.
Our portion of the Fund is primarily implemented through derivative instruments, as we believe derivatives offer the most liquid, cost-effective and efficient way to gain diversified exposure across asset classes.
Notable detractors in our portion of the Fund
•	The largest detractors during the period were the Polish zloty, gold and the Pound sterling.
•	More broadly, reversals in currencies drove losses as the U.S. dollar experienced whipsaw relative to other developed and emerging market currencies.
•	Trend following in fixed income also detracted during the period, as positive news regarding the COVID-19 vaccines caused global fixed-income markets to self-off in late-2020, resulting in losses from long exposures and causing positioning to turn short. This was initially profitable in early-2021 but detracted late in the period as sovereign bond markets rallied.
Notable contributors in our portion of the Fund
•	The largest positive contributors during the period were soybeans, copper and corn.
•	More broadly, trend following in commodities contributed positively to performance during the period.
○	Net long exposures in agricultural commodities, base metals and energies benefited as commodities across sectors rallied on expectations of general economic reopening for much of the period.
•	Trend following in equities also generated positive returns over the period, benefiting from sustained rallies in global equities.
Manulife
Our portion of the Fund’s portfolio outperformed the benchmark during the period.
Our portion of the Fund used foreign currency exchange forwards and interest rate futures during the period for hedging and investment purposes. The strategy may also engage in exchange-traded interest rate futures for investment or hedging purposes. These strategies are used to manage the inherent interest rate risk in the underlying bond portfolio and can be implemented with respect to specific portfolio holdings, or to the entire portfolio, or to both.
6	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
Notable contributors in our portion of the Fund
•	Sector allocation was the largest contributor overall in our portion of the portfolio, led by broad-based spread sector exposure, particularly within high-yield and investment-grade credit, convertible bonds, equities, emerging market credit and sovereign bonds.
○	From an industry perspective, the three largest contributors were allocations to banking, communications, and consumer cyclical names.
○	From a security selection perspective, American Airlines, Bank of America, and Broadcom were the largest contributors.
•	Currency management was the second largest contributor in our portion of the Fund’s portfolio.
○	With respect to individual FX contributors, overweight exposure to the Canadian dollar, New Zealand dollar, Indonesian rupiah, and Brazilian real all helped.
•	From a country allocation perspective, the top three contributors in our portion of the Fund’s portfolio were local market positions in the Eurozone, Indonesia, and Japan due to favorable interest rate movement relative to the domestic U.S. market.
Notable detractors in our portion of the Fund
•	Relative to the benchmark, duration and curve positioning was the largest detractor in our portion of the Fund. As yields rose in the United States, particularly towards the longer end of the curve, our average duration of three years hurt.
•	A small allocation to real estate investment trusts (REITS) within our portion of the Fund also weighed on results during the period.
•	From a security selection perspective, the top three detractors were U.S. Treasuries broadly, Uber, and GM.
•	With respect to currencies, overweight exposure to the euro, Australian dollar, and Norwegian krone detracted.
•	In terms of country allocations, the top three detractors were in local markets of Brazil, Mexico, and Malaysia where rates moved higher in response to elevated inflation concerns.
TCW
Our portion of the Fund outperformed the benchmark during the 12-month period that ended August 31, 2021.
Our portion of the Fund held Treasury futures during the year as a method of managing duration. The Fund had a position in Japanese government-issued T-bills, with the Yen exposure fully hedged out using a U.S. Dollar-Yen cross currency swap, given an attractive yield premium. As the value proposition became less appealing in our view, the position was exited.
Notable contributors in our portion of the Fund
•	Outperformance was largely driven by corporate credit exposure given ongoing yield compression, with most sectors having fully remediated to (and even through in many cases) pre-COVID-19 levels.
•	Contributions were led by finance companies and midstream energy names.
•	The small allocation to high-yield corporates was also additive, as it was one of the best performing fixed-income sectors with an over 10% return and 1,080 bps of positive excess return over Treasuries.
•	Outside of credit, securitized products holdings boosted performance, led by legacy non-agency MBS, which was supported by a strong fundamental backdrop of housing strength (i.e., robust demand and scarce inventory).
Multi-Manager Alternative Strategies Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
Notable detractors in our portion of the Fund
•	The most significant detractor from performance was the duration position as rates rose across the yield curve year-over-year (despite some retracement in recent months, the 10-Year yield was still nearly 60 bps higher during the period).
•	Meanwhile, though favorable issue selection was positive, overall sector exposure to agency MBS detracted given negative excess returns for the trailing year.
Water Island Capital
Our portion of the Fund outperformed the benchmark during the 12-month period that ended August 31, 2021. Our portion of the Fund’s successful outperformance relative to the risk-free benchmark can primarily be attributed to event selection in our merger arbitrage sleeve – both in choosing the correct events in which to invest and, perhaps more importantly, avoiding those merger arbitrage investments whose catalysts we believe were unlikely to occur or were likely to encounter trouble.
The first eight months of 2021 were notable as they represented a remarkable turnaround for announced mergers and acquisitions activity from one year prior, when deal flow had essentially ground to a halt after the start of the COVID-19 pandemic. The activity has been broad-based across sectors, although the level of consolidation in the technology space has been particularly impressive. In addition, private equity buyers continued to put cash to work, with the level of financial sponsor activity also setting records. Despite short-term interest rates hovering near zero, plentiful deal flow and ongoing volatility have conspired to maintain deal spreads at what we believed to be attractive levels.
The Fund invests in derivatives in the form of total return equity swaps, equity options, and currency forwards. Derivatives serve four core purposes in our management of the portfolio. First is to hedge currency risk. Next is to invest outside the U.S. more efficiently. At times, we may also utilize derivatives to create income and optionality. Lastly, and perhaps most importantly, we utilize derivatives in an attempt to limit volatility and correlation, employing derivatives such as options to hedge events and certain positions when appropriate.
Notable contributors in our portion of the Fund
•	Both of our sub-strategy sleeves – merger arbitrage and credit opportunities – generated positive returns for our portion of the Fund during the period. The merger arbitrage sleeve comprised the bulk of the portfolio for the period and was thus responsible for most of the positive performance in our portion of the Fund.
•	Top performing sectors were information technology, health care, and real estate, each driven primarily by the successful completion of idiosyncratic merger arbitrage investments in deals within those sectors.
•	The top performing investment overall was our position in the acquisition of Acacia Communications Inc. by Cisco Systems Inc. In July 2019, Cisco Systems – a U.S.-based provider of communications and networking equipment – reached an agreement to acquire Acacia Communications – a US-based manufacturer of fiber-optic transmission hardware – for $3.1 billion in cash.
○	Due to a lengthy review process in China, the deal arrived at its termination date in early January 2021 without having received all required regulatory approvals. Acacia, who had seen its business improve significantly in the time since the deal’s announcement, attempted to exercise its right to terminate the transaction.
○	Cisco was clearly committed to acquiring the asset, however, as it sought an injunction preventing Acacia from terminating the deal and – just three days later – the companies announced they had arrived at an amended merger agreement. Cisco’s revised offer was worth $5.0 billion, more than 60% higher than the original terms. The deal received all remaining regulatory approvals and completed successfully in March, leading to gains for our portion of the Fund.
•	Our portion of the portfolio also experienced positive returns in successful merger arbitrage investments targeted in the United Kingdom, Continental Europe, and Asia-Pacific regions.
8	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Top foreign contributors include the acquisition of Finland-based Tikkurila by PPG, which closed successfully in June, and the acquisition of U.K.-based Kaz Minerals by Nova Resources, which was forced to increase its offer after Kaz shareholders agitated for a better price.
Notable detractors in our portion of the Fund
•	On a sector basis, the financials sector detracted most from our portion of the Fund, while the industrials and utilities sectors also detracted from returns slightly.
•	The top detractor in the financials sector – and the top detractor in our portion of the Fund overall – was our position in the failed merger of Willis Towers Watson PLC and Aon PLC.
○	In March 2020, Willis Towers Watson, a U.K.-based provider of insurance brokerage services, agreed to be acquired by Aon, a U.S.-based peer, for $30.3 billion in stock.
○	The companies had already agreed to remedies with competition regulators in all required jurisdictions but one – the United States – when, following a second request from U.S. regulators, the U.S. Department of Justice (DOJ) sued to block the merger in June 2021. The companies proposed remedies to satisfy most of the DOJ’s concerns and we believed they had a strong case against the DOJ’s final objection, however, in July they announced they had abandoned their planned merger rather than go to court to defend the deal.
○	We believe Willis Towers Watson ultimately felt its business was being hindered by the lengthy duration of the transaction and the company did not want to wait any longer. The news of the lawsuit and eventual failure of this deal caused widespread volatility across the merger arbitrage universe, which, in turn, led to mark-to-market losses in other unrelated transactions near the end of the period.
•	The largest international detractor was the acquisition of South Korea-based Magnachip by South Korea-based private equity firm Wise Road Capital, after the deal encountered objections from the Committee on Foreign Investment in the United States, based on national security risks stemming from concerns that financing for the deal had been provided by China.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,006.20	1,018.60	6.90	6.94	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates, and to group retirement plan record keeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan record keeper to offer and/or service Instutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the record keeper’s group retirement plan platform. The Fund does not currently offer Institutional 3 Class shares. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO 11 Ltd.(a),(b)
Series 2020-11A Class A
3-month USD LIBOR + 1.380% Floor 1.380% 10/15/2031	1.506%	400,000	400,315
Allegro CLO XII Ltd.(a),(b)
Series 2020-1A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/21/2032	1.834%	250,000	249,998
AREIT Trust(a),(b)
Subordinated Series 2020-CRE4 Class B
1-month USD LIBOR + 4.150% Floor 4.150% 04/15/2037	4.243%	365,000	371,440
BDS Ltd.(a),(b)
Series 2020-FL6 Class D
30-day Average SOFR + 2.865% Floor 2.750% 09/15/2035	2.912%	302,000	306,769
BlueMountain CLO Ltd.(a),(b)
Series 2013-1A Class A1R2
3-month USD LIBOR + 1.230% Floor 1.230% 01/20/2029	1.364%	227,093	227,114
BlueMountain CLO XXX Ltd.(a),(b)
Series 2020-30A Class A
3-month USD LIBOR + 1.390% Floor 1.390% 01/15/2033	1.516%	450,000	450,364
BlueMountain Fuji US CLO I Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.500% Floor 1.500% 07/20/2029	1.634%	375,000	373,502
Cedar Funding XII CLO Ltd.(a),(b)
Series 2020-12A Class A
3-month USD LIBOR + 1.270% Floor 1.300% 10/25/2032	1.395%	725,000	725,141
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	326,823	345,504
Conseco Finance Securitizations Corp.(b)
Series 2001-4 Class M1
1-month USD LIBOR + 1.750% Floor 1.750%, Cap 15.000% 09/01/2033	1.836%	574,145	574,446
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DB Master Finance LLC(a)
CMO Series 2017-1A Class A2I
11/20/2047	3.629%	193,000	194,312
Series 2019-1A Class A2I
05/20/2049	3.787%	186,200	187,971
Series 2019-1A Class A2II
05/20/2049	4.021%	98,000	102,848
Dryden Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month USD LIBOR + 0.820% 11/15/2028	0.945%	247,376	247,454
Eaton Vance CLO Ltd.(a),(b)
Series 2013-1A Class A13R
3-month USD LIBOR + 1.250% Floor 1.250% 01/15/2034	1.376%	625,000	625,604
ECMC Group Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 1.350% 07/26/2066	1.434%	687,269	707,838
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	0.884%	378,259	380,842
Golub Capital Partners CLO 54M LP(a),(b)
Series 2021-54A Class A
3-month USD LIBOR + 1.530% Floor 1.530% 08/05/2033	1.651%	450,000	450,042
HPS Loan Management Ltd.(a),(b)
Series 2010-A16 Class A1RR
3-month USD LIBOR + 1.140% Floor 1.140% 04/20/2034	1.274%	450,000	450,293
Jack in the Box Funding LLC(a)
Series 2019-1A Class A2II
08/25/2049	4.476%	124,062	131,619
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	399,885	418,218
LCM XXI LP(a),(b)
Series 20 18-21A Class AR
3-month USD LIBOR + 0.880% 04/20/2028	1.014%	232,031	232,063
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	45,827	47,480
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	11

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	0.594%	457,992	448,362
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	0.884%	360,832	360,844
OCP CLO Ltd.(a),(b)
Series 2021-21A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 07/20/2034	2.000%	300,000	300,277
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class A
3-month USD LIBOR + 1.250% Floor 1.250% 10/19/2032	1.384%	325,000	325,070
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-2A Class A2
3-month USD LIBOR + 1.550% Floor 1.550% 04/20/2028	1.684%	200,000	200,077
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2021-1A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/20/2034	1.955%	250,000	250,068
PFP Ltd.(a),(b)
Series 2019-6 Class A
1-month USD LIBOR + 1.050% Floor 1.050% 04/14/2037	1.146%	600,608	600,608
Sabey Data Center Issuer LLC(a)
Series 2020-1 Class A2
04/20/2045	3.812%	470,000	499,612
SLM Student Loan Trust(a),(b)
Series 2003-10A Class A3
3-month USD LIBOR + 0.470% 12/15/2027	0.589%	109,025	108,805
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	0.185%	614,198	598,940
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	1.325%	740,000	661,529
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	1.775%	344,060	347,169
Series 2008-5 Class A4
3-month USD LIBOR + 1.700% Floor 1.700% 07/25/2023	1.825%	220,959	223,069
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	1.225%	289,071	289,806
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	1.975%	500,000	501,498
Series 2008-9 Class A
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	1.625%	196,138	197,517
Series 2011-2 Class A2
1-month USD LIBOR + 1.200% Floor 1.200% 10/25/2034	1.284%	1,040,000	1,063,519
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	1.034%	446,221	441,767
Subordinated Series 2004-10 Class B
3-month USD LIBOR + 0.370% Floor 0.370% 01/25/2040	0.495%	360,111	335,615
Subordinated Series 2007-2 Class B
3-month USD LIBOR + 0.170% 07/25/2025	0.295%	700,000	631,978
Subordinated Series 2007-3 Class B
3-month USD LIBOR + 0.150% Floor 0.150% 01/25/2028	0.275%	700,000	628,450
Subordinated Series 2012-7 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 09/25/2043	1.884%	550,000	550,171
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	368,637	396,377
TAL Advantage VII LLC(a)
Series 2020-1A Class A
09/20/2045	2.050%	415,725	419,850

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TCI-Flatiron CLO Ltd.(a),(b)
Series 2016-1A Class BR2
3-month USD LIBOR + 1.600% Floor 1.600% 01/17/2032	1.734%	145,000	145,134
Textainer Marine Containers VIII Ltd.(a)
Series 2020-2A Class A
09/20/2045	2.100%	283,400	287,791
Series 2020-3A Class A
09/20/2045	2.110%	329,970	335,349
Tif Funding II LLC(a)
Series 2020-1A Class A
08/20/2045	2.090%	203,500	205,362
VMC Finance LLC(a),(b)
Series 2021-FL4 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 06/16/2036	1.889%	299,000	299,172
Total Asset-Backed Securities — Non-Agency (Cost $19,785,200)			19,854,963

Commercial Mortgage-Backed Securities - Agency 0.9%

Federal Home Loan Mortgage Corp. Multifamily Pass-Through REMIC Trust(c),(d)
Series 2019-P002 Class X
07/25/2033	1.138%	705,000	76,085
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K057 Class X1
07/25/2026	1.309%	3,805,262	185,422
Series 2016-KIR1 Class X
03/25/2026	1.194%	4,713,951	192,219
Series 2018-K732 Class X3
05/25/2046	2.248%	1,350,000	99,805
Series K021 Class X3
07/25/2040	2.032%	1,550,000	18,148
Series K022 Class X3
08/25/2040	1.874%	1,550,000	18,508
Series K025 Class X3
11/25/2040	1.812%	2,400,000	46,528
Series K035 Class X3
12/25/2041	1.849%	3,000,000	89,684
Series K039 Class X3 (FHLMC)
08/25/2042	2.177%	1,520,000	97,120
Series K043 Class X3
02/25/2043	1.690%	3,951,044	195,455
Series K051 Class X3
10/25/2043	1.669%	2,100,000	126,233
Series K060 Class X3
12/25/2044	1.959%	1,350,000	119,900
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K0728 Class X3
11/25/2045	2.015%	1,975,000	111,868
Series K717 Class X3
11/25/2042	1.654%	3,500,000	35
Series KC07 Class X1
09/25/2026	0.846%	3,997,059	98,179
Series KL05 Class X1HG
12/25/2027	1.368%	2,400,000	162,939
Series KLU3 Class X1
01/25/2031	2.080%	1,599,376	222,523
Series KS06 Class X
08/25/2026	1.187%	2,703,755	100,852
Series KS11 Class XFX
06/25/2029	1.759%	600,000	60,135
Series Q004 Class XFL
05/25/2044	2.046%	2,008,575	87,472
Subordinated Series K078 Class X3
10/25/2028	2.285%	2,135,000	285,221
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)
Series KF51 Class A (FHLMC)
1-month USD LIBOR + 0.400% Floor 0.400% 08/25/2025	0.489%	162,422	162,904
Series KF75 Class AL
1-month USD LIBOR + 0.510% Floor 0.510% 12/25/2029	0.601%	333,442	337,590
Series KF85 Class AL
1-month USD LIBOR + 0.300% Floor 0.300% 08/25/2030	0.391%	485,638	486,488
Series KF86 Class AL (FHLMC)
1-month USD LIBOR + 0.290% Floor 0.290% 08/25/2027	0.381%	394,763	395,421
Series KF88 Class AL (FHLMC)
1-month USD LIBOR + 0.330% Floor 0.330% 09/25/2030	0.421%	892,720	894,986
Federal National Mortgage Association(c),(d)
Series 2016-M11B Class X2
07/25/2039	2.969%	878,355	32,239
Series 2016-M4 Class X2
01/25/2039	2.705%	669,982	30,005
Series 2019-M29 Class X4
03/25/2029	0.700%	4,300,000	174,404
Government National Mortgage Association(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.259%	1,328,199	20,919

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	13

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-53 Class IO
05/16/2051	0.000%	1,103,088	32
Series 2012-4 Class IO
05/16/2052	0.036%	4,026,151	3,333
Total Commercial Mortgage-Backed Securities - Agency (Cost $5,491,167)			4,932,652

Commercial Mortgage-Backed Securities - Non-Agency 2.2%

225 Liberty Street Trust(a),(c),(d)
Series 2016-225L Class X
02/10/2036	1.030%	5,000,000	175,943
BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2018-PARK Class A
08/10/2038	4.227%	95,000	109,358
BBCMS Mortgage Trust(a),(b)
Series 2020-BID Class A
1-month USD LIBOR + 2.140% Floor 1.840% 10/15/2037	2.236%	340,000	342,351
BBCMS Trust(a)
Series 2015-SRCH Class A2
08/10/2035	4.197%	150,000	170,838
BFLD Trust(a),(b)
Series 2020-EYP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 10/15/2035	1.251%	480,000	482,649
Series 2021-FPM Class A
1-month USD LIBOR + 1.600% Floor 1.600% 06/15/2038	1.696%	288,000	288,548
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class A
1-month USD LIBOR + 0.921% Floor 0.921% 10/15/2036	1.016%	397,683	398,181
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	225,000	244,538
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	395,000	452,273
Citigroup Commercial Mortgage Trust(a),(b)
Subordinated Series 2020-WSS Class B
1-month USD LIBOR + 2.000% Floor 2.000% 02/15/2039	2.096%	390,655	395,946
COMM Mortgage Trust(a),(c),(d)
Series 2013-LC6 Class XB
01/10/2046	0.508%	11,750,000	57,083
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-SBX Class X
01/10/2038	0.662%	11,501,000	270,870
COMM Mortgage Trust(a),(d)
Series 2020-CBM Class XCP
02/10/2037	0.493%	3,134,666	61,080
Commercial Mortgage Pass-Through Certificates(c),(d)
Series 2012-CR3 Class XA
10/15/2045	1.995%	1,646,239	20,061
Commercial Mortgage Trust(c),(d)
Series 2012-CR4 Class XA
10/15/2045	1.840%	3,328,459	47,560
Series 2013-LC6 Class XA
01/10/2046	1.430%	1,281,850	14,549
Series 2014-UBS2 Class XA
03/10/2047	1.288%	4,311,903	98,170
Commercial Mortgage Trust(a),(c),(d)
Series 2012-LC4 Class XA
12/10/2044	2.288%	2,297,991	1,541
CoreVest American Finance Trust(a),(c),(d)
Series 2019-1 Class XA
03/15/2052	2.334%	966,238	58,472
Series 2019-3 Class XA
10/15/2052	2.203%	254,797	17,438
Series 2020-1 Class XA
03/15/2050	2.838%	931,938	103,063
Series 2020-3 Class XA
08/15/2053	3.809%	898,917	136,369
Series 2020-3 Class XB
08/15/2053	2.753%	850,000	141,498
CoreVest American Finance Trust(a)
Series 2020-1 Class A2
03/15/2050	2.296%	265,000	273,186
Credit Suisse First Boston Mortgage Securities Corp.(c),(d)
Series 98-C1 Class AX
05/17/2040	2.432%	116,195	531
CSAIL Commercial Mortgage Trust(c),(d)
Series 2015-C3 Class XA
08/15/2048	0.845%	9,341,353	212,301
CSMC Trust(a),(c),(d),(e),(f)
Series 2021-980M Class X
07/15/2026	1.109%	6,982,000	319,510
DROP Mortgage Trust(a),(b)
Series 2021-FILE Class B
1-month USD LIBOR + 1.700% Floor 1.700% 04/15/2026	1.800%	400,000	401,222
Eleven Madison Trust Mortgage Trust(a),(c)
Series 2015-11MD Class A
09/10/2035	3.673%	300,000	325,992

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstKey Homes Trust(a)
Series 2020-SFR2 Class A
10/19/2037	1.266%	99,779	100,078
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	285,000	287,086
GS Mortgage Securities Trust(a),(c),(d)
Series 2012-GC6 Class XB
01/10/2045	0.319%	10,641,592	8,930
Series 2020-UPTN Class XA
02/10/2037	0.446%	1,750,000	20,402
Home Partners of America Trust(a)
Series 2019-1 Class B
09/17/2039	3.157%	89,924	91,268
Home Partners of America Trust(a),(b)
Subordinated Series 2018-1 Class D
1-month USD LIBOR + 1.450% Floor 1.450% 07/17/2037	1.546%	120,000	119,933
Hudson Yards Mortgage Trust(a),(c)
Series 2019-55HY Class F
12/10/2041	3.041%	85,000	82,654
InTown Hotel Portfolio Trust(a),(b)
Subordinated Series 2018-STAY Class B
1-month USD LIBOR + 1.050% Floor 1.050% 01/15/2033	1.396%	400,000	401,153
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class C
1-month USD LIBOR + 1.300% Floor 1.300% 07/17/2037	1.396%	699,935	701,119
JPMBB Commercial Mortgage Securities Trust(c),(d)
Series 2014-C21 Class XA
08/15/2047	1.122%	939,202	22,731
Series 2014-C23 Class XA
09/15/2047	0.757%	2,662,055	42,936
Series 2014-C26 Class XA
01/15/2048	1.101%	2,810,337	72,687
JPMorgan Chase Commercial Mortgage Securities Trust(c),(d)
Series 2012-LC9 Class XA
12/15/2047	1.544%	2,267,972	29,192
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	417,311
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	185,000	195,850
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)
Series 2016-C31 Class XA
11/15/2049	1.466%	2,402,814	119,952
Morgan Stanley Capital I Trust(a),(c),(d)
Series 2012-C4 Class XA
03/15/2045	2.120%	1,539,224	1,447
Morgan Stanley Capital I Trust(a),(c)
Series 2018-MP Class A
07/11/2040	4.419%	315,000	357,380
MSCG Trust(a),(b)
Subordinated Series 2018-SELF Class E
1-month USD LIBOR + 2.150% Floor 2.150% 10/15/2037	2.246%	375,000	375,467
MSDB Trust(a),(c)
Series 2017-712F Class A
07/11/2039	3.427%	285,000	305,961
Natixis Commercial Mortgage Securities Trust(a),(c),(d)
Series 2020-2PAC Class XA
01/15/2025	1.387%	2,665,000	101,689
Series 2020-2PAC Class XB
04/15/2025	0.948%	2,665,000	73,550
Natixis Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2018-ALXA Class E
01/15/2043	4.460%	60,000	61,866
One Market Plaza Trust(a)
Series 2017-1MKT Class A
02/10/2032	3.614%	300,000	304,894
Progress Residential Trust(a)
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	320,000	326,412
SFAVE Commercial Mortgage Securities Trust(a),(c)
Series 2015-5AVE Class A2A
01/05/2043	3.659%	425,000	474,428
Series 2015-5AVE Class A2B
01/05/2043	4.144%	35,000	38,709
Subordinated Series 2015-5AVE Class C
01/05/2043	4.534%	345,000	317,238
Tricon American Homes Trust(a)
Subordinated Series 2017-SFR1 Class D
09/17/2034	3.414%	300,000	299,916
Subordinated Series 2017-SFR2 Class E
01/17/2036	4.216%	375,000	385,809
UBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C1 Class XA
05/10/2045	2.200%	1,867,936	6,110
WF-RBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C8 Class XA
08/15/2045	1.937%	1,521,816	11,131

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	15

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-C9 Class XA
11/15/2045	2.019%	1,480,495	19,500
WF-RBS Commercial Mortgage Trust(c),(d)
Series 2014-C24 Class XA
11/15/2047	0.998%	2,436,842	56,145
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $11,844,668)			11,852,055

Common Stocks 21.8%
Issuer	Shares	Value ($)
Communication Services 0.1%
Entertainment 0.1%
Score Media and Gaming, Inc., Class A(g),(h),(i)	11,622	414,557
Total Communication Services		414,557
Consumer Discretionary 0.5%
Auto Components 0.1%
Veoneer, Inc.(g),(h),(i)	16,167	578,779
Automobiles 0.0%
General Motors Co.(g)	5,535	271,270
Internet & Direct Marketing Retail 0.4%
Stamps.com, Inc.(g),(h),(i)	6,327	2,080,950
Total Consumer Discretionary		2,930,999
Consumer Staples 0.2%
Food Products 0.2%
Sanderson Farms, Inc.(h),(i)	4,642	912,153
Total Consumer Staples		912,153
Energy 0.3%
Oil, Gas & Consumable Fuels 0.3%
Cimarex Energy Co.(h),(i)	25,647	1,647,050
Total Energy		1,647,050
Financials 1.7%
Banks 0.2%
CIT Group, Inc.	3,950	218,909
Credit Agricole SA, ADR	30,620	219,239
Societe Generale SA, ADR	34,055	215,057
Synovus Financial Corp.	4,390	189,209
U.S. Bancorp	4,848	278,227
Total		1,120,641
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 0.0%
Credit Suisse Group AG, ADR	14,363	151,817
Insurance 1.5%
Willis Towers Watson PLC	35,654	7,869,551
Total Financials		9,142,009
Health Care 2.4%
Biotechnology 0.2%
Translate Bio, Inc.(g)	10,103	377,852
Trillium Therapeutics, Inc.(g)	22,547	388,485
Total		766,337
Health Care Technology 1.2%
Change Healthcare, Inc.(g)	232,755	5,081,042
Inovalon Holdings, Inc., Class A(g)	28,496	1,164,061
Total		6,245,103
Life Sciences Tools & Services 1.0%
PPD, Inc.(g),(h),(i)	116,298	5,385,761
Total Health Care		12,397,201
Industrials 6.9%
Aerospace & Defense 0.7%
Aerojet Rocketdyne Holdings, Inc.	73,071	3,033,908
Boeing Co. (The)(g)	2,000	439,000
Total		3,472,908
Airlines 0.0%
Delta Air Lines, Inc.(g)	5,568	225,170
Commercial Services & Supplies 0.3%
Covanta Holding Corp.(h),(i)	81,252	1,629,103
Construction & Engineering 0.3%
Aegion Corp.(e),(f),(g)	43,761	1,330,334
Industrial Conglomerates 0.3%
Raven Industries, Inc.(g),(h),(i)	28,476	1,661,575
Machinery 1.2%
Lydall, Inc.(g),(h),(i)	37,792	2,342,348
Metso OYJ	15,337	237,230
Welbilt, Inc.(g)	161,378	3,776,245
Total		6,355,823

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.9%
51job, Inc., ADR(g),(h),(i)	17,133	1,315,814
IHS Markit Ltd.	70,714	8,528,109
Total		9,843,923
Road & Rail 1.6%
Kansas City Southern	30,763	8,634,251
Trading Companies & Distributors 0.5%
CAI International, Inc.	44,887	2,512,325
Transportation Infrastructure 0.1%
Sydney Airport(g)	71,305	413,936
Total Industrials		36,079,348
Information Technology 7.3%
Electronic Equipment, Instruments & Components 1.0%
Coherent, Inc.(g),(h),(i)	22,001	5,558,993
IT Services 0.1%
Afterpay Ltd., ADR(g),(h),(i)	7,036	684,779
Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.(h),(i)	47,553	7,748,761
DSP Group, Inc.(g)	17,620	385,878
MagnaChip Semiconductor Corp.(g),(h),(i)	69,326	1,265,199
Xilinx, Inc.(h),(i)	46,223	7,191,837
Total		16,591,675
Software 3.0%
Cornerstone OnDemand, Inc.(g),(h),(i)	26,623	1,525,498
Five9, Inc.(g),(h),(i)	26,690	4,223,159
Medallia, Inc.(g),(h),(i)	11,330	382,614
MINDBODY, Inc., Class A(e),(f),(g)	47,120	1,719,880
Nuance Communications, Inc.(g),(h),(i)	105,251	5,794,067
Pluralsight, Inc., Class A(e),(f),(g)	84,676	1,905,210
Total		15,550,428
Total Information Technology		38,385,875
Materials 0.9%
Chemicals 0.7%
Ferro Corp.(g)	123,180	2,562,144
Recticel SA	44,677	785,092
Total		3,347,236
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.2%
Forterra, Inc.(g)	54,103	1,246,533
Total Materials		4,593,769
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
Americold Realty Trust	7,777	285,727
MGM Growth Properties LLC, Class A(h),(i)	10,369	429,899
Monmouth Real Estate Investment Corp.(h),(i)	110,680	2,100,706
QTS Realty Trust Inc., Class A	47,111	3,673,716
Total		6,490,048
Total Real Estate		6,490,048
Utilities 0.3%
Multi-Utilities 0.3%
Suez	67,186	1,558,832
Total Utilities		1,558,832
Total Common Stocks (Cost $112,785,888)		114,551,841

Convertible Bonds(j) 1.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
Air Canada
07/01/2025	4.000%	110,000	163,886
American Airlines Group, Inc.
07/01/2025	6.500%	290,000	433,927
Southwest Airlines Co.
05/01/2025	1.250%	205,000	298,787
Total			896,600
Banking 0.4%
Banco Santander SA(k)
12/31/2049	4.750%	200,000	204,755
Barclays PLC(k)
12/31/2049	4.375%	200,000	202,319
BNP Paribas SA(a),(k)
12/31/2049	4.500%	200,000	203,415
Credit Suisse Group AG(a),(k)
12/31/2049	4.500%	200,000	198,406
Intesa Sanpaolo SpA(a),(k)
12/31/2049	7.700%	200,000	229,137
Lloyds Banking Group PLC(k)
12/31/2049	7.500%	200,000	231,398

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	17

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Convertible Bonds(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Natwest Group PLC(k)
12/31/2049	4.600%		200,000	204,594
12/31/2049	6.000%		200,000	223,914
Societe Generale SA(a),(k)
12/31/2049	6.750%		205,000	233,107
UBS Group AG(a),(k)
12/31/2049	3.875%		200,000	202,590
12/31/2049	4.375%		200,000	205,356
Total				2,338,991
Cable and Satellite 0.1%
DISH Network Corp.
Subordinated
08/15/2026	3.375%		80,000	83,448
Liberty Broadband Corp.(a)
09/30/2050	1.250%		270,000	285,364
09/30/2050	2.750%		180,000	199,661
Liberty Media Corp.(a)
12/01/2050	0.500%		105,000	121,505
Total				689,978
Consumer Cyclical Services 0.0%
Uber Technologies, Inc.(a),(l)
12/15/2025	0.000%		225,000	209,860
Integrated Energy 0.1%
BP Capital Markets PLC(a)
04/28/2023	1.000%	GBP	200,000	280,283
Pharmaceuticals 0.3%
Dermira, Inc.
05/15/2022	3.000%		1,326,000	1,339,260
Retailers 0.1%
Burlington Stores, Inc.
04/15/2025	2.250%		350,000	526,042
Technology 0.0%
Sony Corp.(l)
09/30/2022	0.000%	JPY	7,000,000	145,421
Wireless 0.0%
Cellnex Telecom SA(a)
11/20/2031	0.750%	EUR	100,000	117,734
Total Convertible Bonds (Cost $6,165,754)				6,544,169
Convertible Preferred Stocks 0.8%
Issuer		Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
2020 Cash Mandatory Exchangeable Trust(a)	5.250%	95	113,128
Total Communication Services			113,128
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co.	6.000%	2,200	120,296
Danaher Corp.	4.750%	105	228,041
Total			348,337
Total Health Care			348,337
Industrials 0.0%
Machinery 0.0%
Stanley Black & Decker, Inc.	5.250%	2,300	262,959
Total Industrials			262,959
Information Technology 0.1%
IT Services 0.0%
Sabre Corp.	6.500%	500	71,650
Semiconductors & Semiconductor Equipment 0.1%
Broadcom, Inc.	8.000%	285	450,154
Total Information Technology			521,804
Utilities 0.6%
Electric Utilities 0.4%
American Electric Power Co., Inc.	6.125%	7,700	408,814
NextEra Energy, Inc.	4.872%	7,050	436,113
NextEra Energy, Inc.	5.279%	6,100	325,618
NextEra Energy, Inc.	6.219%	3,800	204,820
Southern Co. (The)	6.750%	8,350	442,132
Total			1,817,497
Multi-Utilities 0.2%
Algonquin Power & Utilities Corp.	7.750%	5,650	281,598
Dominion Energy, Inc.	7.250%	4,400	440,428
DTE Energy Co.	6.250%	8,100	417,798
Total			1,139,824
Total Utilities			2,957,321
Total Convertible Preferred Stocks (Cost $3,837,790)			4,203,549

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) 18.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
Airbus SE(a)
06/09/2030	1.625%	EUR	100,000	129,797
Boeing Co. (The)
02/04/2024	1.433%		300,000	300,728
05/01/2027	5.040%		200,000	230,665
05/01/2030	5.150%		550,000	652,235
Spirit AeroSystems, Inc.(a)
04/15/2025	7.500%		35,000	37,067
Total				1,350,492
Airlines 0.7%
American Airlines Group, Inc.(a)
06/01/2022	5.000%		180,000	181,204
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		196,750	198,795
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%		215,000	226,161
04/20/2029	5.750%		175,000	188,273
Continental Airlines Pass-Through Trust
04/19/2022	5.983%		61,010	61,910
Delta Air Lines Pass-Through Trust
06/10/2028	2.500%		109,157	109,237
Delta Air Lines, Inc.
10/28/2024	2.900%		105,000	106,888
01/15/2026	7.375%		170,000	200,042
Delta Air Lines, Inc.(a)
05/01/2025	7.000%		120,000	140,413
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%		165,000	176,999
10/20/2028	4.750%		699,000	779,200
JetBlue Pass-Through Trust
Series 2020-1 Class A
11/15/2032	4.000%		386,913	424,182
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%		185,000	201,224
U.S. Airways Pass-Through Trust
04/22/2023	6.250%		177,204	181,443
United Airlines, Inc. Pass-Through Trust
10/15/2027	5.875%		329,254	366,144
Total				3,542,115
Apartment REIT 0.1%
Mid-America Apartments LP
10/15/2023	4.300%		325,000	347,440
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Automotive 0.6%
BMW Finance NV(a)
11/14/2024	1.000%	EUR	75,000	92,069
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	1.025%		385,000	386,484
Ford Motor Co.
04/21/2023	8.500%		175,000	193,634
07/16/2031	7.450%		35,000	46,059
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	0.999%		200,000	200,080
3-month USD LIBOR + 1.270% 03/28/2022	1.416%		400,000	399,481
3-month USD LIBOR + 1.080% 08/03/2022	1.198%		255,000	254,703
Ford Motor Credit Co. LLC
10/12/2021	3.813%		75,000	75,232
03/28/2022	3.339%		200,000	202,016
11/01/2022	3.350%		200,000	204,256
11/17/2023	3.370%		200,000	206,476
06/14/2024	2.748%	GBP	100,000	140,009
08/01/2026	4.542%		200,000	218,065
02/16/2028	2.900%		200,000	199,558
06/17/2031	3.625%		275,000	283,088
General Motors Financial Co., Inc.
09/25/2021	4.375%		45,000	45,115
11/06/2021	4.200%		55,000	55,377
04/10/2022	3.450%		25,000	25,332
06/30/2022	3.150%		80,000	81,583
Total				3,308,617
Banking 2.0%
Banco Actinver SA/Grupo GICSA SAB de CV(a)
12/18/2032	9.500%	MXN	3,000,000	108,465
Bank of America Corp.(k)
12/20/2023	3.004%		659,000	680,332
10/01/2025	3.093%		345,000	367,372
01/20/2028	3.824%		110,000	122,453
06/14/2029	2.087%		50,000	50,759
BNP Paribas SA(a),(k)
12/31/2049	4.625%		218,000	227,110
Citigroup, Inc.(a),(b)
3-month EURIBOR + 0.500% 03/21/2023	0.000%	EUR	190,000	225,821
Comerica, Inc.(k)
12/31/2049	5.625%		95,000	106,431
Credit Agricole SA(a),(k)
12/31/2049	7.875%		200,000	224,867

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	19

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Credit Suisse Group AG(a),(k)
06/05/2026	2.193%		315,000	323,269
02/02/2027	1.305%		135,000	132,960
Credit Suisse Group Funding Guernsey Ltd.
03/26/2025	3.750%		135,000	146,481
04/17/2026	4.550%		130,000	147,333
First Horizon Bank
Subordinated
05/01/2030	5.750%		255,000	316,077
Goldman Sachs Group, Inc. (The)(a)
05/15/2024	1.375%	EUR	186,000	225,221
03/27/2025	3.375%	EUR	38,000	50,203
11/01/2028	2.000%	EUR	47,000	61,679
Goldman Sachs Group, Inc. (The)(k)
03/09/2027	1.431%		375,000	375,822
09/10/2027	1.542%		225,000	225,965
HSBC Holdings PLC(k)
05/24/2025	0.976%		225,000	225,178
05/24/2027	1.589%		150,000	150,496
09/22/2028	2.013%		365,000	368,453
08/17/2029	2.206%		215,000	216,859
Intesa Sanpaolo SpA(a)
Subordinated
06/01/2032	4.198%		200,000	205,925
JPMorgan Chase & Co.(k)
06/23/2025	0.969%		70,000	70,219
08/09/2025	0.768%		155,000	154,695
03/13/2026	2.005%		125,000	128,907
01/29/2027	3.960%		325,000	361,682
04/22/2027	1.578%		225,000	227,069
Lloyds Banking Group PLC(k)
07/09/2025	3.870%		400,000	432,251
Macquarie Group Ltd.(a),(k)
09/23/2027	1.629%		225,000	225,882
Morgan Stanley(k)
05/04/2027	1.593%		225,000	227,213
07/20/2027	1.512%		450,000	451,856
Nationwide Building Society(a),(k)
03/08/2024	3.766%		170,000	177,818
08/01/2024	4.363%		100,000	106,723
Popular, Inc.
09/14/2023	6.125%		320,000	344,518
Santander UK Group Holdings PLC
01/10/2023	3.571%		200,000	202,243
Santander UK Group Holdings PLC(k)
11/15/2024	4.796%		90,000	97,820
03/15/2025	1.089%		300,000	301,016
Santander UK PLC(a)
Subordinated
11/07/2023	5.000%		115,000	124,979
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Shinhan Financial Group Co., Ltd.(a),(k)
12/31/2049	2.875%		200,000	198,372
U.S. Bancorp
06/07/2024	0.850%	EUR	500,000	607,379
Wells Fargo & Co.
04/27/2022	3.250%	AUD	300,000	223,857
Wells Fargo & Co.(k)
02/11/2026	2.164%		290,000	300,932
06/02/2028	2.393%		160,000	166,760
Total				10,417,722
Building Materials 0.1%
Cemex SAB de CV(a)
07/11/2031	3.875%		200,000	205,788
Standard Industries, Inc.(a)
01/15/2031	3.375%		60,000	57,754
Total				263,542
Cable and Satellite 1.0%
Cable One, Inc.(a)
11/15/2030	4.000%		325,000	328,332
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%		300,000	313,441
06/01/2029	5.375%		123,000	134,318
03/01/2030	4.750%		210,000	221,991
08/15/2030	4.500%		265,000	277,134
02/01/2031	4.250%		35,000	35,924
06/01/2033	4.500%		115,000	119,179
Charter Communications Operating LLC/Capital
04/01/2031	2.800%		50,000	51,237
02/01/2032	2.300%		20,000	19,505
05/01/2047	5.375%		65,000	79,946
04/01/2048	5.750%		170,000	219,688
07/01/2049	5.125%		355,000	427,921
CSC Holdings LLC(a)
02/01/2028	5.375%		275,000	291,425
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%		150,000	156,783
Intelsat Jackson Holdings SA(a),(m)
10/15/2024	0.000%		362,000	195,383
07/15/2025	0.000%		248,000	134,125
LCPR Senior Secured Financing DAC(a)
10/15/2027	6.750%		285,000	304,541
07/15/2029	5.125%		200,000	208,207
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%		255,000	265,464
SES GLOBAL Americas Holdings GP(a)
03/25/2044	5.300%		375,000	442,040

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(a)
07/01/2030	4.125%	20,000	20,486
Time Warner Cable LLC
09/01/2041	5.500%	125,000	156,545
Virgin Media Finance PLC(a)
07/15/2030	5.000%	200,000	207,051
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	440,000	471,368
08/15/2030	4.500%	200,000	202,902
VTR Finance NV(a)
07/15/2028	6.375%	200,000	212,486
Total			5,497,422
Chemicals 0.1%
Braskem Netherlands Finance BV(a)
01/10/2028	4.500%	200,000	216,843
SCIH Salt Holdings, Inc.(a)
05/01/2028	4.875%	210,000	211,727
Total			428,570
Construction Machinery 0.1%
United Rentals North America, Inc.
01/15/2028	4.875%	200,000	211,924
07/15/2030	4.000%	140,000	146,375
02/15/2031	3.875%	235,000	243,348
Total			601,647
Consumer Cyclical Services 0.2%
ANGI Group LLC(a)
08/15/2028	3.875%	135,000	132,995
Atento Luxco 1 SA(a)
02/10/2026	8.000%	106,000	116,942
Match Group, Inc.(a)
08/01/2030	4.125%	150,000	157,152
Prime Security Services Borrower LLC/Finance, Inc.(a)
08/31/2027	3.375%	20,000	19,300
TripAdvisor, Inc.(a)
07/15/2025	7.000%	160,000	169,229
Uber Technologies, Inc.(a)
05/15/2025	7.500%	35,000	37,328
11/01/2026	8.000%	230,000	245,332
Total			878,278
Consumer Products 0.1%
Natura Cosmeticos SA(a)
05/03/2028	4.125%	200,000	205,314
Newell, Inc.
04/01/2026	4.200%	35,000	39,108
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Oriflame Investment Holding PLC(a)
05/04/2026	5.125%		200,000	205,344
Spectrum Brands, Inc.(a)
03/15/2031	3.875%		225,000	222,216
Total				671,982
Diversified Manufacturing 0.0%
General Electric Co.
03/15/2032	6.750%		50,000	69,419
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
09/15/2027	0.375%	EUR	100,000	119,351
Total				188,770
Electric 0.6%
AES Corp. (The)(a)
07/15/2030	3.950%		35,000	39,091
DPL, Inc.
07/01/2025	4.125%		270,000	289,389
Duke Energy Progress LLC
12/01/2044	4.150%		300,000	363,050
E.ON SE(a)
09/29/2027	0.375%	EUR	65,000	78,264
FirstEnergy Corp.
07/15/2027	3.900%		190,000	213,311
11/15/2031	7.375%		340,000	475,783
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%		229,000	242,314
Inversiones Latin America Power Ltda(a)
06/15/2033	5.125%		200,000	199,642
ITC Holdings Corp.
11/15/2027	3.350%		150,000	164,707
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%		330,000	357,973
NSTAR Electric Co.
05/15/2027	3.200%		520,000	571,475
Southern Co. (The)
07/01/2026	3.250%		184,000	199,322
Total				3,194,321
Environmental 0.0%
GFL Environmental, Inc.(a)
06/15/2029	4.750%		245,000	251,881
Finance Companies 0.4%
AerCap Ireland Capital DAC/Global Aviation Trust
12/16/2021	4.450%		250,000	252,045
07/21/2027	3.650%		30,000	31,915
01/23/2028	3.875%		75,000	80,383

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	21

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Air Lease Corp.
03/01/2025	3.250%	160,000	169,950
Avolon Holdings Funding Ltd.(a)
05/15/2024	5.250%	20,000	21,943
07/01/2024	3.950%	45,000	48,029
02/15/2025	2.875%	195,000	201,045
11/18/2027	2.528%	179,000	177,734
FirstCash, Inc.(a)
09/01/2028	4.625%	70,000	72,895
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	750,000	910,938
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	45,000	47,205
02/15/2024	5.500%	63,000	69,104
Total			2,083,186
Food and Beverage 1.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	200,000	255,607
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	75,000	92,584
Aramark Services, Inc.(a)
05/01/2025	6.375%	35,000	37,013
JBS Finance Luxembourg Sarl(a)
01/15/2032	3.625%	200,000	206,896
JBS Investments II GmbH(a)
01/15/2026	7.000%	260,000	273,595
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	300,000	316,512
Kraft Heinz Foods Co.
06/01/2026	3.000%	135,000	143,009
05/15/2027	3.875%	70,000	77,120
03/01/2031	4.250%	305,000	352,222
07/15/2035	5.000%	55,000	68,352
01/26/2039	6.875%	265,000	395,252
10/01/2039	4.625%	235,000	280,654
06/01/2046	4.375%	330,000	381,221
10/01/2049	4.875%	40,000	49,845
Kraft Heinz Foods Co.(a)
08/01/2039	7.125%	35,000	53,153
MARB BondCo PLC(a)
01/29/2031	3.950%	200,000	195,209
NBM US Holdings, Inc.(a)
05/14/2026	7.000%	200,000	212,787
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	150,000	160,224
04/15/2031	4.250%	150,000	161,592
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
03/01/2027	5.750%		375,000	392,353
01/15/2028	5.625%		455,000	478,916
12/15/2029	5.500%		60,000	64,296
04/15/2030	4.625%		150,000	153,299
09/15/2031	4.500%		475,000	480,054
Total				5,281,765
Gaming 0.3%
Boyd Gaming Corp.(a)
06/15/2031	4.750%		180,000	185,948
GLP Capital LP/Financing II, Inc.
06/01/2025	5.250%		130,000	145,879
04/15/2026	5.375%		245,000	280,892
06/01/2028	5.750%		80,000	95,362
01/15/2029	5.300%		130,000	152,394
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%		75,000	81,871
MGM Resorts International
10/15/2028	4.750%		20,000	21,120
Premier Entertainment Sub LLC/Finance Corp.(a)
09/01/2029	5.625%		75,000	76,807
09/01/2031	5.875%		110,000	112,722
VICI Properties LP/Note Co., Inc.(a)
12/01/2029	4.625%		85,000	92,367
08/15/2030	4.125%		190,000	202,849
Total				1,448,211
Health Care 1.4%
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	530,305
Becton Dickinson Euro Finance SARL
06/04/2026	1.208%	EUR	255,000	315,669
Cigna Corp.
11/15/2025	4.125%		850,000	950,055
CommonSpirit Health
10/01/2030	2.782%		70,000	73,296
CVS Health Corp.
03/25/2048	5.050%		315,000	416,674
DH Europe Finance II SARL
03/18/2028	0.450%	EUR	335,000	402,428
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	412,078
HCA, Inc.
03/15/2024	5.000%		84,000	92,436
02/01/2025	5.375%		430,000	484,219
09/15/2025	7.580%		125,000	151,247
12/01/2027	7.050%		115,000	144,315
06/15/2029	4.125%		403,000	456,251
09/01/2030	3.500%		839,000	899,981

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
06/15/2049	5.250%		290,000	378,315
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%		75,000	77,085
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	441,030
Prime Healthcare Services, Inc.(a)
11/01/2025	7.250%		245,000	262,636
Providence Service Corp. (The)(a)
11/15/2025	5.875%		140,000	149,146
Rede D’or Finance SARL(a)
01/22/2030	4.500%		200,000	205,333
Tenet Healthcare Corp.
07/15/2024	4.625%		54,000	54,752
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	121,224
01/23/2026	1.400%	EUR	125,000	156,531
03/01/2028	0.500%	EUR	105,000	126,451
Total				7,301,457
Healthcare Insurance 0.4%
Centene Corp.
07/15/2028	2.450%		447,000	453,992
12/15/2029	4.625%		55,000	60,365
02/15/2030	3.375%		485,000	507,482
10/15/2030	3.000%		390,000	403,618
03/01/2031	2.500%		195,000	194,736
Molina Healthcare, Inc.(a)
06/15/2028	4.375%		200,000	210,146
11/15/2030	3.875%		225,000	239,670
Total				2,070,009
Healthcare REIT 0.0%
Ventas Realty LP
04/01/2027	3.850%		50,000	55,824
09/01/2031	2.500%		160,000	160,783
Total				216,607
Independent Energy 0.6%
Aker BP ASA(a)
01/15/2030	3.750%		210,000	227,224
Continental Resources, Inc.(a)
01/15/2031	5.750%		475,000	578,982
Encana Corp.
08/15/2034	6.500%		200,000	267,424
02/01/2038	6.500%		35,000	48,393
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%		35,000	36,206
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
EQT Corp.(a)
05/15/2026	3.125%		40,000	41,017
05/15/2031	3.625%		365,000	385,924
EQT Corp.
10/01/2027	3.900%		69,000	74,561
Hess Corp.
04/01/2027	4.300%		200,000	222,334
Medco Oak Tree Pte Ltd.(a)
05/14/2026	7.375%		240,000	258,858
Occidental Petroleum Corp.
04/15/2026	3.400%		150,000	154,990
09/01/2030	6.625%		315,000	392,756
01/01/2031	6.125%		170,000	205,531
05/01/2031	7.500%		75,000	98,137
Petrorio Luxembourg Sarl(a)
06/09/2026	6.125%		200,000	205,093
Southwestern Energy Co.(k)
01/23/2025	6.450%		14,000	15,253
Total				3,212,683
Integrated Energy 0.2%
Cenovus Energy, Inc.
02/07/2028	3.500%	CAD	115,000	96,423
06/15/2037	5.250%		85,000	101,461
11/15/2039	6.750%		428,000	578,625
06/15/2047	5.400%		175,000	216,198
Exxon Mobil Corp.
03/19/2050	4.327%		175,000	219,542
Total				1,212,249
Leisure 0.2%
Carnival Corp.(a)
03/01/2027	5.750%		255,000	260,597
Cinemark USA, Inc.(a)
07/15/2028	5.250%		160,000	152,004
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%		155,000	151,148
04/01/2028	5.500%		270,000	272,064
Total				835,813
Lodging 0.2%
Hilton Domestic Operating Co., Inc.
01/15/2030	4.875%		61,000	65,824
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%		105,000	104,682
Hilton Grand Vacations Borrower Escrow LLC(a)
06/01/2029	5.000%		130,000	131,958
Hyatt Hotels Corp.
04/23/2030	5.750%		166,000	198,970

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	23

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Travel + Leisure Co.(a)
07/31/2026	6.625%	255,000	290,528
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	135,000	139,756
Total			931,718
Media and Entertainment 0.5%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	293,000	194,466
08/15/2027	6.625%	175,000	75,256
Lions Gate Capital Holdings LLC(a)
04/15/2029	5.500%	220,000	224,735
National CineMedia LLC(a)
04/15/2028	5.875%	176,000	154,891
Netflix, Inc.
11/15/2026	4.375%	210,000	237,597
04/15/2028	4.875%	110,000	128,670
Netflix, Inc.(a)
11/15/2029	5.375%	230,000	282,762
News Corp.(a)
05/15/2029	3.875%	370,000	380,796
Scripps Escrow II, Inc.(a)
01/15/2031	5.375%	140,000	138,629
Sinclair Television Group, Inc.(a)
12/01/2030	4.125%	150,000	146,570
Townsquare Media, Inc.(a)
02/01/2026	6.875%	115,000	121,898
Walt Disney Co. (The)
01/13/2051	3.600%	135,000	156,068
WMG Acquisition Corp(a)
02/15/2031	3.000%	410,000	405,172
Total			2,647,510
Metals and Mining 0.5%
ArcelorMittal(k)
03/01/2041	6.750%	100,000	142,068
ArcelorMittal SA
03/11/2026	4.550%	20,000	22,595
Cleveland-Cliffs, Inc.(a)
03/15/2026	6.750%	80,000	85,788
03/01/2029	4.625%	320,000	338,015
03/01/2031	4.875%	170,000	182,750
FMG Resources August 2006 Pty Ltd.(a)
04/01/2031	4.375%	1,065,000	1,144,952
Freeport-McMoRan, Inc.
08/01/2030	4.625%	160,000	176,289
03/15/2043	5.450%	450,000	575,656
Total			2,668,113
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Midstream 0.8%
Cheniere Energy Partners LP
10/01/2029	4.500%		85,000	91,597
Cheniere Energy Partners LP(a)
03/01/2031	4.000%		260,000	273,982
Enbridge, Inc.
11/15/2029	3.125%		250,000	268,494
Energy Transfer LP(k)
12/31/2049	6.625%		336,000	323,474
Energy Transfer Operating LP
06/01/2027	5.500%		90,000	106,104
06/15/2028	4.950%		92,000	106,582
Energy Transfer Partners LP
03/15/2045	5.150%		370,000	429,732
EQM Midstream Partners LP(a)
01/15/2031	4.750%		135,000	137,349
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%		200,000	199,263
Kinder Morgan, Inc.
02/15/2031	2.000%		180,000	175,602
NGL Energy Operating LLC/Finance Corp.(a)
02/01/2026	7.500%		125,000	126,803
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%		100,000	104,266
05/15/2030	4.800%		100,000	103,435
04/15/2040	6.875%		100,000	110,375
Sunoco LP/Finance Corp.
05/15/2029	4.500%		225,000	228,504
Texas Eastern Transmission LP(a)
10/15/2022	2.800%		250,000	254,626
TransCanada PipeLines Ltd.
04/15/2030	4.100%		320,000	366,814
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%		30,000	32,454
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		64,000	65,949
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%		225,000	232,422
Western Midstream Operating LP(k)
02/01/2030	5.300%		225,000	252,051
Williams Companies, Inc. (The)
11/15/2030	3.500%		30,000	32,937
Total				4,022,815
Natural Gas 0.0%
Engie SA(a)
06/21/2027	0.375%	EUR	100,000	120,476

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Office REIT 0.1%
Hudson Pacific Properties LP
11/01/2027	3.950%		160,000	176,955
SL Green Operating Partnership LP
10/15/2022	3.250%		260,000	266,964
Total				443,919
Oil Field Services 0.1%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		75,000	76,409
Transocean Pontus Ltd.(a)
08/01/2025	6.125%		34,840	34,553
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%		175,000	169,002
Transocean Proteus Ltd.(a)
12/01/2024	6.250%		55,000	54,487
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%		19,000	19,901
Total				354,352
Other Financial Institutions 0.1%
Mexico Remittances Funding Fiduciary Estate Management Sarl(a)
01/15/2028	4.875%		200,000	198,022
Simpar Finance Sarl(a)
02/12/2028	10.750%	BRL	640,000	109,173
Swiss Insured Brazil Power Finance SARL(a)
07/16/2032	9.850%	BRL	1,887,500	367,310
Total				674,505
Other Industry 0.1%
Adtalem Global Education, Inc.(a)
03/01/2028	5.500%		100,000	102,366
AECOM
03/15/2027	5.125%		380,000	424,679
Total				527,045
Other REIT 0.3%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%		500,000	521,785
CyrusOne LP/Finance Corp.
11/15/2024	2.900%		155,000	162,651
11/15/2029	3.450%		565,000	594,273
Host Hotels & Resorts LP
12/15/2029	3.375%		65,000	67,751
09/15/2030	3.500%		65,000	68,459
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Lexington Realty Trust
09/15/2030	2.700%		135,000	138,862
Total				1,553,781
Packaging 0.5%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2028	3.250%		220,000	222,073
09/01/2029	4.000%		235,000	239,441
Ball Corp.
07/01/2025	5.250%		255,000	288,353
03/15/2026	4.875%		345,000	386,637
08/15/2030	2.875%		200,000	200,129
Berry Global Escrow Corp.(a)
07/15/2026	4.875%		51,000	53,839
07/15/2027	5.625%		215,000	226,288
Crown Americas LLC/Capital Corp. IV
01/15/2023	4.500%		184,000	192,363
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%		25,000	26,903
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%		175,000	216,262
Reynolds Group Issuer, Inc./LLC(a)
10/15/2027	4.000%		280,000	279,868
Sealed Air Corp.(a)
09/15/2025	5.500%		357,000	400,034
Total				2,732,190
Paper 0.1%
Clearwater Paper Corp.(a)
08/15/2028	4.750%		150,000	153,940
Graphic Packaging International LLC(a)
07/15/2027	4.750%		75,000	81,207
Graphic Packaging International, Inc.
11/15/2022	4.875%		150,000	156,019
Total				391,166
Pharmaceuticals 0.6%
AbbVie, Inc.
03/15/2035	4.550%		110,000	133,904
05/14/2035	4.500%		200,000	243,139
05/14/2046	4.450%		148,000	181,625
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	119,808
11/15/2028	2.625%	EUR	100,000	129,039
Bausch Health Companies, Inc.(a)
06/01/2028	4.875%		150,000	153,882
02/15/2031	5.250%		175,000	163,265

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	25

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Bayer US Finance II LLC(a)
12/15/2025	4.250%		115,000	127,946
12/15/2028	4.375%		380,000	436,662
06/25/2038	4.625%		370,000	443,845
Elanco Animal Health, Inc.
08/28/2023	4.272%		345,000	370,669
Endo Dac/Finance LLC/Finco, Inc.(a)
06/30/2028	6.000%		125,000	78,098
Endo Luxembourg Finance Co I Sarl/US, Inc.(a)
04/01/2029	6.125%		150,000	148,493
HCRX Investments Holdco LP(a)
08/01/2029	4.500%		150,000	152,069
Organon Finance 1 LLC(a)
04/30/2031	5.125%		300,000	314,659
Total				3,197,103
Property & Casualty 0.4%
Acrisure LLC/Finance, Inc.(a)
02/15/2029	4.250%		150,000	148,911
Berkshire Hathaway Finance Corp.
06/19/2039	2.375%	GBP	125,000	188,743
Berkshire Hathaway, Inc.(l)
03/12/2025	0.000%	EUR	215,000	255,312
Chubb INA Holdings, Inc.
12/15/2024	0.300%	EUR	180,000	215,072
Farmers Exchange Capital III(a),(k)
Subordinated
10/15/2054	5.454%		500,000	631,978
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	2.409%		450,000	452,665
Total				1,892,681
Refining 0.1%
FS Luxembourg Sarl(a)
12/15/2025	10.000%		200,000	225,410
MC Brazil Downstream Trading SARL(a)
06/30/2031	7.250%		220,000	228,952
Total				454,362
Restaurants 0.5%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%		100,000	101,204
02/15/2029	3.500%		400,000	397,883
10/15/2030	4.000%		560,000	557,075
Yum! Brands, Inc.(a)
01/15/2030	4.750%		455,000	501,823
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Yum! Brands, Inc.
03/15/2031	3.625%		390,000	400,971
01/31/2032	4.625%		570,000	619,319
Total				2,578,275
Retailers 0.1%
Magic MergeCo, Inc.(a)
05/01/2029	7.875%		200,000	205,355
MercadoLibre, Inc.
01/14/2026	2.375%		200,000	200,802
Total				406,157
Supranational 0.3%
Asian Development Bank
03/09/2022	5.000%	AUD	165,000	123,808
European Financial Stability Facility(a)
05/23/2023	1.875%	EUR	66,000	81,304
European Investment Bank(a)
05/12/2022	1.500%	NOK	2,060,000	238,466
European Investment Bank(a),(b)
SONIA + 0.350% 06/29/2023	0.400%	GBP	115,000	158,850
International Bank for Reconstruction & Development
10/06/2021	4.625%	NZD	230,000	162,670
01/25/2022	3.375%	NZD	385,000	274,196
01/16/2025	1.900%	CAD	295,000	241,963
International Finance Corp.
09/10/2025	0.375%	NZD	270,000	180,604
Nordic Investment Bank
04/10/2024	1.875%	NOK	980,000	114,961
Total				1,576,822
Technology 0.8%
Apple, Inc.
05/24/2025	0.875%	EUR	300,000	368,570
Camelot Finance SA(a)
11/01/2026	4.500%		80,000	83,444
CDW LLC/Finance Corp.
04/01/2028	4.250%		35,000	36,686
CoStar Group, Inc.(a)
07/15/2030	2.800%		115,000	118,069
Dell International LLC/EMC Corp.
07/15/2046	8.350%		115,000	189,710
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	205,000	258,793
12/03/2028	1.000%	EUR	100,000	122,916
Fiserv, Inc.
07/01/2027	1.125%	EUR	100,000	124,327

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Gartner, Inc.(a)
10/01/2030	3.750%		240,000	251,057
IHS Markit Ltd.(a)
11/01/2022	5.000%		165,000	171,576
IHS Markit Ltd.
08/01/2028	4.750%		245,000	289,896
Intel Corp.
08/12/2051	3.050%		213,000	219,383
J2 Global, Inc.(a)
10/15/2030	4.625%		70,000	74,136
MSCI, Inc.(a)
09/01/2030	3.625%		330,000	347,414
02/15/2031	3.875%		160,000	170,777
11/01/2031	3.625%		160,000	170,491
08/15/2033	3.250%		90,000	92,834
Oracle Corp.
03/25/2031	2.875%		140,000	147,454
03/25/2051	3.950%		225,000	249,378
SK Hynix, Inc.(a)
01/19/2026	1.500%		200,000	198,878
Square, Inc.(a)
06/01/2031	3.500%		70,000	72,809
Tencent Holdings Ltd.(a)
04/22/2041	3.680%		200,000	211,833
Twilio, Inc.
03/15/2029	3.625%		105,000	108,651
03/15/2031	3.875%		140,000	146,300
Total				4,225,382
Tobacco 0.1%
BAT Capital Corp.
08/15/2047	4.540%		100,000	107,217
Reynolds American, Inc.
08/15/2045	5.850%		510,000	631,688
Total				738,905
Wireless 1.0%
American Tower Corp.
05/22/2026	1.950%	EUR	100,000	127,652
01/15/2028	0.500%	EUR	100,000	118,507
Cellnex Telecom SA
06/26/2029	1.875%	EUR	100,000	120,919
Crown Castle International Corp.
01/15/2031	2.250%		65,000	64,554
Kenbourne Invest SA(a)
01/22/2028	4.700%		200,000	201,525
Millicom International Cellular SA(a)
04/27/2031	4.500%		200,000	208,841
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
SBA Communications Corp.
02/15/2027	3.875%		490,000	509,761
SBA Communications Corp.(a)
02/01/2029	3.125%		205,000	201,456
Sprint Capital Corp.
03/15/2032	8.750%		225,000	344,871
Sprint Corp.
09/15/2023	7.875%		193,000	218,548
06/15/2024	7.125%		35,000	40,290
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%		431,250	459,911
03/20/2028	5.152%		125,000	143,969
T-Mobile USA, Inc.
04/15/2026	2.625%		304,000	312,547
02/01/2028	4.750%		153,000	163,352
02/15/2029	2.625%		90,000	91,465
04/15/2029	3.375%		105,000	110,608
04/15/2030	3.875%		168,000	188,170
02/15/2031	2.875%		125,000	128,465
04/15/2031	3.500%		75,000	79,893
11/15/2031	2.250%		230,000	228,850
04/15/2040	4.375%		175,000	204,791
T-Mobile USA, Inc.(a)
04/15/2031	3.500%		100,000	106,283
Vmed O2 UK Financing I PLC(a)
01/31/2031	3.250%	EUR	160,000	191,974
01/31/2031	4.250%		585,000	587,778
Vodafone Group PLC
05/30/2048	5.250%		230,000	306,218
06/19/2049	4.875%		20,000	25,649
Total				5,486,847
Wirelines 0.7%
AT&T, Inc.(a)
12/01/2033	2.550%		340,000	341,680
12/01/2057	3.800%		727,000	773,811
AT&T, Inc.
05/15/2035	4.500%		35,000	41,468
03/01/2037	5.250%		45,000	57,096
05/15/2046	4.750%		40,000	48,963
C&W Senior Financing DAC(a)
09/15/2027	6.875%		200,000	212,350
Cincinnati Bell, Inc.(a)
07/15/2024	7.000%		1,211,000	1,235,842
Frontier Communications Corp.(a)
05/01/2028	5.000%		200,000	209,199
GCI LLC(a)
10/15/2028	4.750%		80,000	83,844
Level 3 Financing, Inc.
05/01/2025	5.375%		95,000	97,169

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	27

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a)
09/15/2027	4.625%		275,000	283,725
Qwest Corp.
12/01/2021	6.750%		90,000	91,262
Total Play Telecomunicaciones SA de CV(a)
11/12/2025	7.500%		210,000	224,175
Verizon Communications, Inc.
03/22/2028	2.100%		75,000	77,011
Total				3,777,595
Total Corporate Bonds & Notes (Cost $91,682,218)				96,006,498

Foreign Government Obligations(j),(n) 5.7%

Australia 0.2%
Australia Government Bond(a)
11/21/2024	0.250%	AUD	495,000	362,009
09/21/2026	0.500%	AUD	170,000	123,612
New South Wales Treasury Corp.(a)
02/08/2024	1.000%	AUD	525,000	390,946
Queensland Treasury Corp.(a)
07/21/2023	4.250%	AUD	275,000	216,483
Total				1,093,050
Austria 0.0%
Republic of Austria Government Bond(a)
02/20/2029	0.500%	EUR	145,000	181,993
Brazil 0.2%
Brazil Notas do Tesouro Nacional Series F
01/01/2023	10.000%	BRL	2,130,000	425,527
01/01/2025	10.000%	BRL	2,195,000	436,172
Brazilian Government International Bond
06/12/2030	3.875%		400,000	401,790
Total				1,263,489
Canada 0.6%
Canada Housing Trust No. 1(a)
12/15/2025	1.950%	CAD	465,000	383,161
06/15/2026	1.250%	CAD	405,000	323,313
Province of Alberta
12/01/2023	3.400%	CAD	120,000	101,023
Province of Ontario
06/02/2028	2.900%	CAD	245,000	211,929
12/02/2030	1.350%	CAD	1,770,000	1,347,150
06/02/2045	3.450%	CAD	215,000	198,101
Province of Quebec
09/01/2023	3.000%	CAD	325,000	270,373
Foreign Government Obligations(j),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Province of Quebec(a)
12/15/2023	1.500%	GBP	105,000	147,926
04/07/2025	0.200%	EUR	180,000	217,161
Total				3,200,137
Chile 0.1%
Corporación Nacional del Cobre de Chile(a)
01/14/2030	3.150%		300,000	317,265
Colombia 0.3%
Colombia Government International Bond
01/28/2026	4.500%		400,000	435,077
08/26/2026	7.500%	COP	860,000,000	241,948
01/30/2030	3.000%		200,000	196,113
04/22/2032	3.250%		215,000	210,087
Colombian TES
07/24/2024	10.000%	COP	723,000,000	217,840
11/26/2025	6.250%	COP	840,000,000	227,505
Ecopetrol SA
06/26/2026	5.375%		50,000	55,165
04/29/2030	6.875%		110,000	132,677
05/28/2045	5.875%		55,000	58,972
Total				1,775,384
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/30/2030	4.500%		350,000	364,114
Greece 0.1%
Hellenic Republic Government Bond(a)
04/22/2027	2.000%	EUR	151,000	197,704
06/18/2030	1.500%	EUR	215,000	273,055
01/30/2042	4.200%	EUR	150,000	278,930
Total				749,689
India 0.1%
India Government Bond
04/08/2026	7.270%	INR	3,500,000	50,836
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	204,746
NTPC Ltd.(a)
05/03/2022	7.250%	INR	20,000,000	276,559
Total				532,141
Indonesia 0.8%
Indonesia Government International Bond(a)
06/14/2023	2.625%	EUR	225,000	278,000
07/18/2024	2.150%	EUR	200,000	249,689

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(j),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia Government International Bond
10/15/2030	3.850%		200,000	226,269
03/12/2033	1.100%	EUR	100,000	116,599
03/12/2051	3.050%		200,000	198,633
Indonesia Treasury Bond
03/15/2024	8.375%	IDR	2,201,000,000	169,235
06/15/2025	6.500%	IDR	7,027,000,000	520,803
09/15/2026	8.375%	IDR	3,564,000,000	285,637
05/15/2027	7.000%	IDR	2,047,000,000	154,688
05/15/2028	6.125%	IDR	773,000,000	55,719
03/15/2029	9.000%	IDR	1,012,000,000	83,734
05/15/2029	8.250%	IDR	1,034,000,000	82,523
09/15/2030	7.000%	IDR	4,827,000,000	360,774
05/15/2031	8.750%	IDR	2,700,000,000	223,838
08/15/2032	7.500%	IDR	340,000,000	25,789
05/15/2033	6.625%	IDR	509,000,000	36,110
06/15/2035	7.500%	IDR	1,095,000,000	82,583
05/15/2038	7.500%	IDR	1,751,000,000	130,130
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		270,000	304,177
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		220,000	240,297
11/15/2028	6.530%		200,000	246,045
PT Pertamina Persero(a)
08/25/2030	3.100%		200,000	208,826
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		80,000	87,677
Total				4,367,775
Ireland 0.1%
Ireland Government Bond(a)
03/18/2024	3.400%	EUR	105,000	136,805
05/15/2029	1.100%	EUR	200,000	260,809
Total				397,614
Israel 0.0%
Israel Electric Corp., Ltd.(a)
06/21/2023	6.875%		200,000	221,333
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(a)
07/01/2025	1.850%	EUR	345,000	438,346
Republic of Italy Government International Bond
02/17/2026	1.250%		200,000	198,628
Total				636,974
Japan 0.2%
Japan Government 5-Year Bond
06/20/2025	0.100%	JPY	94,650,000	867,887
Foreign Government Obligations(j),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		215,000	257,335
04/14/2033	3.500%		200,000	209,090
Total				466,425
Malaysia 0.3%
Malaysia Government Bond
09/30/2024	4.059%	MYR	975,000	246,091
03/14/2025	3.882%	MYR	545,000	137,142
11/30/2026	3.900%	MYR	405,000	103,195
11/16/2027	3.899%	MYR	650,000	164,655
06/15/2028	3.733%	MYR	375,000	93,987
04/15/2033	3.844%	MYR	1,223,000	297,887
07/05/2034	3.828%	MYR	400,000	96,362
Petronas Capital Ltd.(a)
01/28/2032	2.480%		200,000	203,733
Total				1,343,052
Mauritius 0.0%
Greenko Solar Mauritius Ltd.(a)
01/29/2025	5.550%		200,000	205,001
Mexico 0.4%
Mexican Bonos
03/09/2023	6.750%	MXN	4,890,000	248,021
03/05/2026	5.750%	MXN	5,420,000	261,943
06/03/2027	7.500%	MXN	9,500,000	490,813
Mexico Government International Bond
05/24/2031	2.659%		250,000	247,690
05/29/2031	7.750%	MXN	5,670,000	297,616
04/27/2032	4.750%		225,000	260,744
Petroleos Mexicanos
06/15/2035	6.625%		115,000	111,317
09/21/2047	6.750%		100,000	87,846
01/23/2050	7.690%		240,000	229,080
01/28/2060	6.950%		70,000	61,593
Total				2,296,663
Netherlands 0.1%
BNG Bank NV(a)
06/07/2024	0.250%	EUR	85,000	102,524
Greenko Dutch BV(a)
03/29/2026	3.850%		200,000	204,222
Petrobras Global Finance BV
03/19/2049	6.900%		235,000	278,878
Total				585,624

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	29

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(j),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Norway 0.3%
Nordea Eiendomskreditt AS(b)
3-month NIBOR + 0.300% 06/21/2023	0.500%	NOK	2,000,000	231,196
3-month NIBOR + 0.340% 06/19/2024	0.540%	NOK	2,000,000	231,693
Norway Government Bond(a)
05/24/2023	2.000%	NOK	7,320,000	861,917
Total				1,324,806
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%		200,000	211,803
Panama 0.1%
Panama Government International Bond
01/23/2030	3.160%		200,000	212,156
09/29/2032	2.252%		200,000	195,139
Total				407,295
Paraguay 0.1%
Paraguay Government International Bond(a)
03/27/2027	4.700%		200,000	226,695
Peru 0.0%
Peruvian Government International Bond
06/20/2030	2.844%		165,000	170,461
Philippines 0.1%
Philippine Government International Bond
05/17/2027	0.875%	EUR	305,000	369,225
Portugal 0.2%
Portugal Obrigacoes do Tesouro OT(a)
10/15/2025	2.875%	EUR	125,000	168,675
10/15/2027	0.700%	EUR	90,000	112,750
10/18/2030	0.475%	EUR	470,000	575,376
Total				856,801
Qatar 0.2%
Qatar Government International Bond(a)
03/14/2029	4.000%		225,000	259,398
04/16/2030	3.750%		450,000	513,130
Qatar Petroleum(a)
07/12/2031	2.250%		200,000	201,605
QNB Finance Ltd.(a)
03/28/2024	3.500%		200,000	212,762
Total				1,186,895
Foreign Government Obligations(j),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Saudi Arabia 0.1%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		245,000	266,814
Saudi Government International Bond(a)
10/26/2026	3.250%		200,000	217,516
03/04/2028	3.625%		200,000	221,819
Total				706,149
Singapore 0.1%
Singapore Government Bond
04/01/2022	1.750%	SGD	550,000	412,444
06/01/2025	2.375%	SGD	165,000	130,694
Total				543,138
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%		300,000	317,493
Spain 0.1%
Spain Government Bond(a)
07/30/2024	0.250%	EUR	180,000	217,301
07/30/2027	0.800%	EUR	175,000	218,901
Total				436,202
Sweden 0.1%
Sweden Government International Bond(a)
04/24/2023	0.125%	EUR	380,000	453,975
Turkey 0.1%
Turkey Government International Bond
03/23/2023	3.250%		240,000	241,011
United Arab Emirates 0.2%
Abu Dhabi Government International Bond(a)
04/16/2030	3.125%		200,000	220,322
03/02/2031	1.700%		205,000	201,628
04/16/2050	3.875%		200,000	234,181
DP World Crescent Ltd.(a)
09/26/2028	4.848%		200,000	229,498
Total				885,629
United Kingdom 0.1%
United Kingdom Gilt(a)
07/22/2022	0.500%	GBP	290,000	400,152
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%		125,000	147,403
Total Foreign Government Obligations (Cost $29,264,904)				29,750,743

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Inflation-Indexed Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2030	0.125%	337,926	376,891
Total Inflation-Indexed Bonds (Cost $356,967)			376,891

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2020B
10/01/2035	2.857%	85,000	88,641
Hospital 0.1%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	315,000	336,788
Local General Obligation 0.0%
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable
Series 2009 (BAM)
07/01/2029	5.755%	250,000	312,655
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Series 2010 (BAM)
04/01/2032	5.876%	250,000	314,141
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Series 2010 (BAM)
11/15/2031	6.548%	250,000	331,621
Total Municipal Bonds (Cost $1,288,530)			1,383,846
Preferred Debt 0.1%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.1%
Wells Fargo & Co.(k)
12/31/2049	5.850%	11,985	321,318
Total Preferred Debt (Cost $321,963)			321,318

Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Financials 0.1%
Banks 0.1%
U.S. Bancorp(k)	3.500%	265	254,546
Valley National Bancorp(k)	5.500%	6,350	166,052
Total			420,598
Capital Markets 0.0%
Stifel Financial Corp.	4.500%	7,350	187,793
Total Financials			608,391
Total Preferred Stocks (Cost $596,195)			608,391

Residential Mortgage-Backed Securities - Agency 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
CMO Series 204919 Class FP
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 09/25/2049	0.534%	231,993	233,915
Federal National Mortgage Association(b)
CMO Series 2012-56 Class FK
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 06/25/2042	0.534%	131,040	132,361
CMO Series 2013-5 Class GF
1-month USD LIBOR + 1.100% Floor 1.100%, Cap 5.000% 10/25/2042	1.184%	319,723	322,358
CMO Series 2019-33 Class FN
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 07/25/2049	0.484%	239,340	241,625
Government National Mortgage Association(d)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	962,064	146,931
CMO Series 2018-63 Class IO
09/20/2047	4.000%	1,178,570	151,463

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	31

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)
CMO Series 2019-86 Class FE
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 07/20/2049	0.488%	261,939	264,771
Government National Mortgage Association(c)
CMO Series 2020-133 Class FA
02/20/2049	0.487%	178,008	174,591
Uniform Mortgage-Backed Security TBA(o)
10/14/2050	2.500%	8,450,000	8,761,129
10/14/2051	2.000%	7,000,000	7,084,927
Total Residential Mortgage-Backed Securities - Agency (Cost $17,738,511)			17,514,071

Residential Mortgage-Backed Securities - Non-Agency 7.1%

ABFC Trust(b)
CMO Series 2007-WMC1 Class A1A
1-month USD LIBOR + 1.250% Floor 1.250% 06/25/2037	1.334%	751,444	667,021
Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.000% 11/25/2035	0.724%	246,914	249,315
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	2.856%	245,158	242,271
Alternative Loan Trust(b)
CMO Series 2007-OH3 Class A1B
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.000% 09/25/2047	0.304%	546,080	518,504
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% Floor 2.000% 06/25/2045	2.155%	204,909	210,083
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	111,797	113,251
Asset-Backed Securities Corp. Home Equity Loan Trust(b)
CMO Series 2004-HE6 Class M1
1-month USD LIBOR + 0.945% Floor 0.945% 09/25/2034	1.029%	198,399	198,594
Banc of America Funding Trust(b)
CMO Series 2005-B Class 3M1
1-month USD LIBOR + 0.675% Floor 0.675%, Cap 11.000% 04/20/2035	0.763%	401,716	402,323
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 07/20/2036	0.528%	39,149	39,149
Banc of America Funding Trust(a),(c)
CMO Series 2016-R1 Class A1
03/25/2040	2.500%	42,105	42,072
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	0.349%	899,330	883,787
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% Floor 0.825%, Cap 11.500% 07/25/2034	0.909%	676,325	689,241
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month USD LIBOR + 0.180% Floor 0.180%, Cap 10.500% 10/25/2036	0.264%	379,759	362,238
CMO Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% Floor 0.210%, Cap 10.500% 12/25/2036	0.294%	554,131	534,854
CMO Series 2007-AR3 Class 21A1
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 10.500% 04/25/2037	0.234%	390,594	371,977
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% Floor 0.480% 01/25/2035	0.804%	513,650	514,421
CMO Series 2005-D Class M4
1-month USD LIBOR + 0.610% Floor 0.610% 10/25/2035	0.999%	710,000	712,341
CIM Trust(a),(c)
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	663,651	671,549
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2006-AR2 Class 1A1
03/25/2036	2.800%	300,546	264,111
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-HE1 Class M3
1-month USD LIBOR + 0.360% Floor 0.360% 01/25/2036	0.624%	174,072	173,979

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Countrywide Asset-Backed Certificates(b)
CMO Series 2004-AB2 Class M2
1-month USD LIBOR + 0.855% Floor 0.855% 05/25/2036	0.939%	112,834	112,860
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2047	0.984%	184,331	183,675
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2047	0.884%	366,428	364,228
Credit Suisse Mortgage Capital Trust(a)
CMO Series 2015-2R Class 1A1
08/27/2037	3.000%	112,953	113,722
CMO Series 20154R Class 5A1
10/27/2036	3.000%	83,401	83,776
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2019-NQM1 Class A1
10/25/2059	2.656%	55,334	56,124
CSMC Trust(a),(c)
CMO Series 2011-5R Class 6A9
11/27/2037	3.067%	110,565	110,373
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	702,742	706,892
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2004-10 Class MV4
1-month USD LIBOR + 1.575% Floor 1.575% 12/25/2034	1.659%	920,101	920,671
CMO Series 2005-14 Class M2
1-month USD LIBOR + 0.470% Floor 0.470% 04/25/2036	0.789%	459,596	459,636
CMO Series 2005-17 Class MV1
1-month USD LIBOR + 0.460% Floor 0.460% 05/25/2036	0.544%	660,079	656,877
First Franklin Mortgage Loan Trust(b)
CMO Series 2004-FF11 Class M3
1-month USD LIBOR + 0.900% Floor 0.900% 01/25/2035	0.984%	229,811	231,070
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2036	0.560%	328,396	326,455
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	2.870%	227,142	228,773
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month USD LIBOR + 0.390% Floor 0.390%, Cap 14.000% 02/25/2036	0.864%	456,963	453,852
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2017-DNA2 Class M1
1-month USD LIBOR + 1.200% 10/25/2029	1.284%	30,833	30,833
CMO Series 2017-DNA3 Class M1
1-month USD LIBOR + 0.750% 03/25/2030	0.834%	46,347	46,350
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 10/25/2035	0.744%	598,483	594,824
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.050%	492,433	430,681
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.330% Floor 0.330% 12/25/2035	0.744%	810,000	801,373
CMO Series 2006-HE7 Class A2D
1-month USD LIBOR + 0.230% Floor 0.230% 10/25/2046	0.314%	332,130	330,451
CMO Series 2007-FM2 Class A1
1-month USD LIBOR + 0.140% Floor 0.140% 01/25/2037	0.224%	896,543	651,185
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 10.500% 08/19/2037	0.287%	633,515	598,755
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.350% Floor 0.350% 03/25/2036	0.784%	272,203	271,676
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-HE2 Class 1A
1-month USD LIBOR + 0.130% Floor 0.130% 12/25/2036	0.344%	1,314,820	674,002

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	33

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 11.000% 10/25/2034	0.784%	425,265	431,111
Impac Secured Assets Trust(b)
CMO Series 2006-5 Class 1A1C
1-month USD LIBOR + 0.270% Floor 0.270%, Cap 11.500% 02/25/2037	0.354%	736,387	694,428
IndyMac INDX Mortgage Loan Trust(b)
CMO Series 2006-AR2 Class 1A1A
1-month USD LIBOR + 0.220% Floor 0.220% 04/25/2046	0.304%	388,123	371,189
CMO Series 2006-AR2 Class 1A1B
1-month USD LIBOR + 0.210% Floor 0.210% 04/25/2046	0.294%	780,773	744,823
JPMorgan Alternative Loan Trust(b)
CMO Series 2006-A1 Class 1A1
1-month USD LIBOR + 0.460% Floor 0.230%, Cap 11.500% 03/25/2036	0.544%	694,960	679,101
CMO Series 2007-S1 Class A2
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 11.500% 04/25/2047	0.764%	234,766	230,741
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	0.669%	463,806	462,215
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2047	0.364%	1,103,000	1,064,143
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2020-GS2 Class A1
03/25/2060	2.750%	641,227	645,591
Lehman Mortgage Trust
CMO Series 2006-1 Class 1A5
02/25/2036	5.500%	635,209	482,722
Lehman XS Trust(b)
CMO Series 2006-15 Class A4
1-month USD LIBOR + 0.340% Floor 0.340% 10/25/2036	0.424%	645,929	636,799
CMO Series 2006-2N Class 2A1
1-year MTA + 1.010% Floor 1.010% 02/25/2036	2.113%	568,671	579,512
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-16N Class 2A2
1-month USD LIBOR + 0.850% Floor 0.850% 09/25/2047	0.934%	732,840	748,410
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-4 Class 1A
1-month USD LIBOR + 0.300% Floor 0.300% 05/25/2036	0.384%	1,163,676	785,828
MASTR Adjustable Rate Mortgages Trust(b)
Subordinated CMO Series 2004-14 Class B1
1-month USD LIBOR + 2.150% Floor 2.150% 01/25/2035	2.234%	527,931	558,590
Mastr Asset Backed Securities Trust(b)
CMO Series 2005-WF1 Class M6
1-month USD LIBOR + 0.990% Floor 0.990% 06/25/2035	1.074%	672,400	669,105
Morgan Stanley ABS Capital I, Inc. Trust(b)
CMO Series 2005-WMC1 Class M3
1-month USD LIBOR + 0.780% Floor 0.780% 01/25/2035	0.864%	413,923	411,928
CMO Series 2007-NC3 Class A2D
1-month USD LIBOR + 0.260% Floor 0.260% 05/25/2037	0.344%	835,606	741,674
Nomura Resecuritization Trust(a),(c)
CMO Series 2014-3R Class 3A9
11/26/2035	0.612%	210,570	210,701
Option One Mortgage Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 05/25/2035	0.744%	207,973	207,832
CMO Series 2007-5 Class 2A2
1-month USD LIBOR + 0.170% Floor 0.170% 05/25/2037	0.254%	974,917	654,622
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2036	0.464%	432,542	422,203
CMO Series 2007-QH6 Class A1
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2037	0.274%	402,768	387,612

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RALI Trust(b)
CMO Series 2006-QO10 Class A1
1-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	0.404%	811,277	776,416
RAMP Trust(b)
CMO Series 2005-RS4 Class M4
1-month USD LIBOR + 0.640% Floor 0.640% 04/25/2035	1.044%	31,955	31,949
CMO Series 2005-RZ3 Class M3
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 09/25/2035	0.909%	220,815	220,705
CMO Series 2006-RZ2 Class M1
1-month USD LIBOR + 0.495% Floor 0.495%, Cap 14.000% 05/25/2036	0.579%	720,000	710,377
RFMSI Trust
CMO Series 2006-S10 Class 1A1
10/25/2036	6.000%	751,265	738,436
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 07/25/2036	0.224%	488,717	480,554
Stanwich Mortgage(a),(c)
CMO Series 2019-RPL1 Class A
03/15/2049	3.720%	454,050	454,637
Structured Adjustable Rate Mortgage Loan Trust(b)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2035	0.384%	256,556	258,297
Series 2007-4 Class 1A2
1-month USD LIBOR + 0.220% Floor 0.220% 05/25/2037	0.524%	494,869	482,780
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month USD LIBOR + 0.800% Floor 0.800% 07/25/2034	0.884%	502,577	498,766
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR8 Class A1A
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 10.500% 10/25/2036	0.484%	572,285	554,312
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thornburg Mortgage Securities Trust(b)
CMO Series 2004-3 Class A
1-month USD LIBOR + 0.740% Floor 0.370%, Cap 11.000% 09/25/2034	0.824%	520,610	529,474
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month USD LIBOR + 0.600% 02/25/2057	0.684%	193,134	193,261
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-3 Class A1
05/25/2058	3.750%	78,648	81,958
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A4
1-month USD LIBOR + 0.230% Floor 0.230% 01/25/2037	0.314%	1,275,384	801,272
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	1.033%	274,397	257,361
Wells Fargo Alternative Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.675% Floor 0.675% 10/25/2035	0.759%	16,762	16,904
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $36,482,922)			37,208,534

Senior Loans 1.3%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.1%
Air Canada(b),(p)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/11/2028	4.250%	245,000	244,606
United AirLines, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	4.500%	454,563	455,026
Total			699,632
Building Materials 0.0%
Jeld-Wen, Inc.(b),(p)
Term Loan
1-month USD LIBOR + 2.250% 07/28/2028	2.335%	75,000	74,887

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	35

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Standard Industries, Inc.(b),(p),(q)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.500% 08/06/2028	3.000%	30,000	29,904
Total			104,791
Chemicals 0.0%
SCIH Salt Holdings, Inc.(b),(p),(q)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 03/16/2027	4.750%	196,730	196,941
Consumer Cyclical Services 0.0%
APX Group, Inc.(b),(p)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/10/2028	4.000%	80,000	79,700
Consumer Products 0.0%
Herman Miller, Inc.(b),(p)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 07/19/2028	2.063%	185,000	184,306
Food and Beverage 0.1%
Aramark Intermediate HoldCo Corp.(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 03/11/2025	1.835%	225,000	220,500
Gaming 0.0%
Bally’s Corp.(b),(p),(q)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/06/2028	3.750%	115,000	114,733
Health Care 0.1%
Avantor Funding, Inc.(b),(p)
Tranche B4 Term Loan
1-month USD LIBOR + 2.000% Floor 0.500% 11/21/2024	2.500%	135,000	134,606
ICON PLC(b),(p)
Term Loan
3-month USD LIBOR + 2.500% 07/03/2028	3.000%	240,620	240,370
3-month USD LIBOR + 2.500% 07/03/2028	3.000%	59,950	59,887
Total			434,863
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.0%
Carnival Corp.(b),(p)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 06/30/2025	3.750%	64,836	64,399
Lodging 0.1%
Hilton Grand Vacations Borrower LLC(b),(p)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 08/02/2028	3.500%	95,000	94,786
Hilton Worldwide Finance LLC(b),(p),(q)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	1.834%	180,000	177,957
Marriott Ownership Reports, Inc.(b),(p)
Term Loan
1-month USD LIBOR + 1.750% 08/29/2025	1.835%	175,000	171,063
Total			443,806
Media and Entertainment 0.0%
Univision Communications, Inc.(b),(p),(q)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 03/15/2026	4.000%	175,000	174,426
Other Industry 0.1%
AECOM(b),(p),(q)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 04/13/2028	1.835%	346,000	345,394
Pharmaceuticals 0.1%
Jazz Financing Lux Sarl(b),(p),(q)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	4.000%	295,000	295,000
Organon & Co.(b),(p),(q)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	3.500%	203,000	203,593

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Padagis LLC(b),(p)
Tranche B Term Loan
1-month USD LIBOR + 4.750% Floor 0.500% 07/06/2028	5.250%	161,000	160,799
Total			659,392
Property & Casualty 0.1%
Asurion LLC(b),(p),(q)
Tranche B4 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/20/2029	5.335%	145,000	144,185
Asurion LLC(b),(p)
Tranche B9 Term Loan
1-month USD LIBOR + 3.250% 07/31/2027	3.335%	110,000	107,777
Total			251,962
Restaurants 0.2%
1011778 BC ULC(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.835%	363,305	356,795
KFC Holding Co./Yum! Brands(b),(p),(q)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	1.839%	308,633	308,028
Whatabrands LLC(b),(p),(q)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	3.750%	176,000	175,394
Total			840,217
Retailers 0.1%
Pilot Travel Centers LLC(b),(p),(q)
Term Loan
1-month USD LIBOR + 2.000% 08/04/2028	2.084%	350,000	347,448
Technology 0.1%
Dell International LLC./EMC Corp.(b),(p)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% Floor 0.250% 09/19/2025	2.000%	617,561	617,277
Sabre GLBL Inc.(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% 12/17/2027	4.000%	34,010	33,746
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 12/17/2027	4.000%	54,220	53,800
Total			704,823
Transportation Services 0.1%
Brown Group Holdings, LLC(b),(p)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 06/07/2028	3.250%	117,110	116,476
Hertz Corp. (The)(b),(p),(q)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	4.000%	156,500	155,774
Tranche C Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	4.000%	29,080	28,945
WWEX UNI TopCo Holdings, LLC(b),(p)
1st Lien Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 07/26/2028	5.000%	70,000	69,934
Total			371,129
Wireless 0.1%
SBA Senior Finance II LLC(b),(p),(q)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.840%	175,000	173,229
Verizon Media(b),(p),(q)
Term Loan
1-month USD LIBOR + 5.500% Floor 0.750% 09/01/2027	6.250%	160,000	158,467
1-month USD LIBOR + 5.500% Floor 0.750% 09/01/2027	6.250%	110,000	108,900
Total			440,596
Total Senior Loans (Cost $6,695,017)			6,679,058

Treasury Bills 5.6%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 5.6%
U.S. Cash Management Bills
12/14/2021	0.040%	1,260,000	1,259,839
12/21/2021	0.040%	5,990,000	5,989,231

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	37

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills
09/02/2021	0.050%	1,035,000	1,034,997
09/09/2021	0.040%	3,111,000	3,110,967
09/16/2021	0.040%	559,000	558,990
11/04/2021	0.050%	640,000	639,946
11/18/2021	0.040%	190,000	189,983
11/26/2021	0.040%	351,000	350,966
01/20/2022	0.040%	1,185,000	1,184,815
01/27/2022	0.040%	1,024,000	1,023,835
02/03/2022	0.040%	4,098,000	4,097,276
02/10/2022	0.040%	3,715,000	3,714,336
02/17/2022	0.040%	1,188,000	1,187,755
02/24/2022	0.050%	3,618,000	3,617,126
03/03/2022	0.050%	1,371,000	1,370,644
Total			29,330,706
Total Treasury Bills (Cost $29,330,371)			29,330,706

U.S. Treasury Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/29/2024	2.375%	205,000	215,586
04/30/2026	2.375%	60,000	64,542
11/15/2026	2.000%	260,000	275,823
02/15/2029	2.625%	95,000	105,242
02/15/2038	4.375%	870,000	1,222,214
11/15/2042	2.750%	305,000	352,895
02/15/2049	3.000%	1,110,000	1,370,330
02/15/2050	2.000%	1,480,000	1,504,744
Total U.S. Treasury Obligations (Cost $4,571,082)			5,111,376

Options Purchased Calls 0.1%
Value ($)
(Cost $481,682)	732,830

Money Market Funds 26.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(r),(s)	140,774,599	140,760,522
Total Money Market Funds (Cost $140,763,561)		140,760,522
Total Investments in Securities (Cost $519,484,390)		527,724,013

Investments in Securities Sold Short

Common Stocks (9.9)%
Issuer	Shares	Value ($)
Communication Services (0.0)%
Diversified Telecommunication Services (0.0)%
Cincinnati Bell, Inc.(g)	(11,149)	(172,698)
Total Communication Services		(172,698)
Consumer Discretionary (0.0)%
Hotels, Restaurants & Leisure (0.0)%
Penn National Gaming, Inc.(g)	(2,787)	(226,026)
Total Consumer Discretionary		(226,026)
Energy (0.3)%
Oil, Gas & Consumable Fuels (0.3)%
Cabot Oil & Gas Corp.	(102,962)	(1,636,066)
Total Energy		(1,636,066)
Financials (3.8)%
Capital Markets (1.7)%
S&P Global, Inc.	(20,070)	(8,907,467)
Insurance (2.1)%
Aon PLC, Class A	(38,509)	(11,046,692)
Total Financials		(19,954,159)
Industrials (1.3)%
Machinery (0.0)%
Valmet OYJ	(5,025)	(201,654)
Road & Rail (1.3)%
Canadian National Railway Co.	(30,622)	(3,602,066)
Canadian Pacific Railway Ltd.	(46,830)	(3,221,436)
Total		(6,823,502)
Total Industrials		(7,025,156)
Information Technology (4.4)%
Electronic Equipment, Instruments & Components (0.3)%
II-VI, Inc.(g)	(20,021)	(1,260,922)
IT Services (0.1)%
Square, Inc., Class A(g)	(2,638)	(707,170)
Semiconductors & Semiconductor Equipment (3.2)%
Advanced Micro Devices, Inc.(g)	(79,660)	(8,819,955)
Analog Devices, Inc.	(47,555)	(7,749,087)
Total		(16,569,042)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021

Common Stocks (continued)
Issuer	Shares	Value ($)
Software (0.8)%
Zoom Video Communications, Inc., Class A(g)	(14,766)	(4,274,757)
Total Information Technology		(22,811,891)
Real Estate (0.1)%
Equity Real Estate Investment Trusts (REITS) (0.1)%
VICI Properties, Inc.	(14,164)	(437,809)
Total Real Estate		(437,809)
Total Common Stocks (Proceeds $46,885,963)		(52,263,805)

Exchange-Traded Equity Funds (0.1)%

Financials (0.1)%
Diversified Financial Services (0.1)%
iShares Russell 2000 ETF	(2,305)	(520,746)
Total Financials		(520,746)
Total Exchange-Traded Equity Funds (Proceeds $498,483)		(520,746)
Total Investments in Securities Sold Short (Proceeds $47,384,446)		(52,784,551)
Total Investments in Securities, Net of Securities Sold Short		474,939,462
Other Assets & Liabilities, Net		49,980,384
Net Assets		524,919,846
At August 31, 2021, securities and/or cash totaling $117,904,630 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
476,776 CAD	321,667 EUR	ANZ Securities	09/15/2021	2,022	—
29,408,290 JPY	326,875 CAD	ANZ Securities	09/15/2021	—	(8,264)
229,344 NZD	159,388 USD	ANZ Securities	09/15/2021	—	(2,219)
823,250 CAD	644,167 USD	Barclays	09/15/2021	—	(8,339)
323,750 EUR	3,368,943 NOK	Barclays	09/15/2021	5,124	—
777,625 GBP	1,056,914 USD	Barclays	09/15/2021	—	(12,244)
1,943,500 USD	2,443,979 CAD	Barclays	09/15/2021	—	(6,411)
634,187 USD	457,625 GBP	Barclays	09/15/2021	—	(4,998)
309,475 USD	422,117 SGD	Barclays	09/15/2021	4,487	—
672,448 USD	902,235 SGD	Barclays	09/15/2021	—	(1,382)
653,750 CAD	59,123,469 JPY	CIBC	09/15/2021	19,317	—
405,438 CAD	322,500 USD	CIBC	09/15/2021	1,151	—
647,500 EUR	6,665,518 NOK	CIBC	09/15/2021	1,925	—
267,893 EUR	314,060 USD	CIBC	09/15/2021	—	(2,342)
697,271 GBP	970,192 USD	CIBC	09/15/2021	11,513	—
644,167 USD	825,270 CAD	CIBC	09/15/2021	9,939	—
322,000 USD	35,472,959 JPY	CIBC	09/15/2021	476	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	39

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,938,568 AUD	2,916,300 USD	Citi	09/15/2021	34,801	—
120,000 BRL	24,149 USD	Citi	09/15/2021	984	—
16,526,000 BRL	3,099,239 USD	Citi	09/15/2021	—	(90,984)
1,615,000 CAD	1,335,602 USD	Citi	09/15/2021	55,558	—
509,500 CHF	568,591 USD	Citi	09/15/2021	12,021	—
1,389,500 CHF	1,515,915 USD	Citi	09/15/2021	—	(1,952)
201,761,000 CLP	278,121 USD	Citi	09/15/2021	17,534	—
526,458,996 CLP	668,777 USD	Citi	09/15/2021	—	(11,178)
739,425,960 COP	191,285 USD	Citi	09/15/2021	—	(4,758)
2,323,148 EUR	2,759,968 USD	Citi	09/15/2021	16,155	—
900,500 EUR	1,062,115 USD	Citi	09/15/2021	—	(1,443)
111,500 GBP	155,150 USD	Citi	09/15/2021	1,848	—
205,000 GBP	279,577 USD	Citi	09/15/2021	—	(2,278)
170,551,500 HUF	598,017 USD	Citi	09/15/2021	21,227	—
906,167,004 HUF	3,000,445 USD	Citi	09/15/2021	—	(64,130)
8,540,400,000 IDR	590,730 USD	Citi	09/15/2021	—	(8,234)
148,826,001 INR	1,997,145 USD	Citi	09/15/2021	—	(38,758)
93,897,000 JPY	860,397 USD	Citi	09/15/2021	6,802	—
14,203,500 JPY	127,325 USD	Citi	09/15/2021	—	(1,795)
3,859,395,000 KRW	3,390,939 USD	Citi	09/15/2021	62,045	—
728,746,516 KRW	621,190 USD	Citi	09/15/2021	—	(7,385)
13,043,500 MXN	652,768 USD	Citi	09/15/2021	4,510	—
121,140,000 MXN	5,920,975 USD	Citi	09/15/2021	—	(99,644)
2,799,000 NOK	335,995 USD	Citi	09/15/2021	14,053	—
16,926,500 NOK	1,911,928 USD	Citi	09/15/2021	—	(34,966)
1,492,000 NZD	1,080,180 USD	Citi	09/15/2021	28,842	—
1,238,000 NZD	862,735 USD	Citi	09/15/2021	—	(9,621)
13,015,500 PHP	268,489 USD	Citi	09/15/2021	6,814	—
36,761,000 PHP	725,994 USD	Citi	09/15/2021	—	(13,081)
5,703,500 PLN	1,505,142 USD	Citi	09/15/2021	15,990	—
15,140,500 PLN	3,900,214 USD	Citi	09/15/2021	—	(52,885)
12,501,500 SEK	1,464,764 USD	Citi	09/15/2021	15,916	—
23,306,500 SEK	2,650,211 USD	Citi	09/15/2021	—	(50,871)
609,000 SGD	457,758 USD	Citi	09/15/2021	4,794	—
3,978,129 SGD	2,927,937 USD	Citi	09/15/2021	—	(30,922)
23,678,500 TWD	864,689 USD	Citi	09/15/2021	8,426	—
79,694,000 TWD	2,851,263 USD	Citi	09/15/2021	—	(30,634)
2,174,166 USD	2,946,000 AUD	Citi	09/15/2021	—	(18,841)
2,247,759 USD	11,986,000 BRL	Citi	09/15/2021	66,050	—
913,016 USD	4,660,000 BRL	Citi	09/15/2021	—	(13,437)
1,985,150 USD	2,408,195 CAD	Citi	09/15/2021	—	(76,423)
225,181 USD	206,500 CHF	Citi	09/15/2021	396	—
1,871,400 USD	1,692,500 CHF	Citi	09/15/2021	—	(22,540)
288,688 USD	226,321,500 CLP	Citi	09/15/2021	3,620	—
690,506 USD	501,898,496 CLP	Citi	09/15/2021	—	(42,273)
166,348 USD	646,236,000 COP	Citi	09/15/2021	4,988	—
25,506 USD	93,189,960 COP	Citi	09/15/2021	—	(799)
1,796,557 USD	1,524,000 EUR	Citi	09/15/2021	3,402	—
1,490,548 USD	1,255,000 EUR	Citi	09/15/2021	—	(8,298)
438,453 USD	316,500 GBP	Citi	09/15/2021	—	(3,296)
2,316,517 USD	695,185,000 HUF	Citi	09/15/2021	34,536	—
1,324,860 USD	381,533,504 HUF	Citi	09/15/2021	—	(34,549)
587,856 USD	8,540,400,000 IDR	Citi	09/15/2021	11,108	—
1,988,310 USD	148,826,001 INR	Citi	09/15/2021	47,593	—
128,657 USD	14,203,500 JPY	Citi	09/15/2021	464	—
863,375 USD	93,897,000 JPY	Citi	09/15/2021	—	(9,780)
4,092,981 USD	4,588,141,516 KRW	Citi	09/15/2021	—	(135,512)
1,917,603 USD	38,775,500 MXN	Citi	09/15/2021	9,527	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
4,759,092 USD	95,408,000 MXN	Citi	09/15/2021	—	(17,345)
1,588,908 USD	14,169,500 NOK	Citi	09/15/2021	40,875	—
667,231 USD	5,556,000 NOK	Citi	09/15/2021	—	(28,178)
864,804 USD	1,238,000 NZD	Citi	09/15/2021	7,552	—
1,084,512 USD	1,492,000 NZD	Citi	09/15/2021	—	(33,174)
713,522 USD	35,786,000 PHP	Citi	09/15/2021	5,951	—
288,883 USD	13,990,500 PHP	Citi	09/15/2021	—	(7,606)
1,616,834 USD	6,242,000 PLN	Citi	09/15/2021	12,917	—
3,969,003 USD	14,602,000 PLN	Citi	09/15/2021	—	(156,503)
246,590 USD	2,136,500 SEK	Citi	09/15/2021	1,017	—
4,042,382 USD	33,671,500 SEK	Citi	09/15/2021	—	(140,059)
1,985,586 USD	2,700,000 SGD	Citi	09/15/2021	22,625	—
1,099,894 USD	1,463,370 SGD	Citi	09/15/2021	—	(11,466)
1,058,874 USD	29,418,500 TWD	Citi	09/15/2021	4,959	—
2,687,699 USD	73,954,000 TWD	Citi	09/15/2021	—	(13,372)
85,682 USD	1,261,500 ZAR	Citi	09/15/2021	1,000	—
5,875,363 USD	83,011,000 ZAR	Citi	09/15/2021	—	(171,392)
35,114,000 ZAR	2,496,859 USD	Citi	09/15/2021	84,055	—
47,897,000 ZAR	3,239,033 USD	Citi	09/15/2021	—	(52,134)
1,601,000 ILS	491,793 USD	Citi	09/17/2021	—	(7,342)
494,544 USD	1,601,000 ILS	Citi	09/17/2021	4,591	—
1,513,000 BRL	275,721 USD	Citi	12/15/2021	—	(11,994)
21,016,603 INR	279,557 USD	Citi	12/15/2021	—	(5,292)
1,010,886,500 KRW	862,119 USD	Citi	12/15/2021	—	(9,250)
3,604,500 MXN	174,753 USD	Citi	12/15/2021	—	(2,219)
7,317,500 NOK	816,410 USD	Citi	12/15/2021	—	(24,804)
28,983,000 PHP	574,664 USD	Citi	12/15/2021	—	(4,669)
1,167,000 PLN	298,497 USD	Citi	12/15/2021	—	(6,199)
7,768,500 SEK	888,280 USD	Citi	12/15/2021	—	(12,676)
1,666,500 SGD	1,222,079 USD	Citi	12/15/2021	—	(17,228)
14,543,000 TWD	522,202 USD	Citi	12/15/2021	—	(8,023)
1,738,539 USD	9,522,000 BRL	Citi	12/15/2021	72,180	—
1,472,351 USD	1,345,500 CHF	Citi	12/15/2021	880	—
267,520 USD	244,000 CHF	Citi	12/15/2021	—	(356)
776,441 USD	613,906,496 CLP	Citi	12/15/2021	13,111	—
189,761 USD	738,666,960 COP	Citi	12/15/2021	5,023	—
2,802,663 USD	844,543,504 HUF	Citi	12/15/2021	45,712	—
155,697 USD	2,274,722,620 IDR	Citi	12/15/2021	2,590	—
39,150 USD	2,948,000 INR	Citi	12/15/2021	806	—
0 USD	24 JPY	Citi	12/15/2021	—	—
321,668 USD	377,972,016 KRW	Citi	12/15/2021	4,138	—
5,278,621 USD	109,451,000 MXN	Citi	12/15/2021	95,156	—
85,215 USD	751,000 NOK	Citi	12/15/2021	1,119	—
5,455 USD	275,500 PHP	Citi	12/15/2021	52	—
458,100 USD	1,798,500 PLN	Citi	12/15/2021	11,477	—
2,163,611 USD	19,059,000 SEK	Citi	12/15/2021	46,768	—
255,408 USD	344,000 SGD	Citi	12/15/2021	411	—
216,032 USD	6,000,000 TWD	Citi	12/15/2021	2,723	—
550,500 AUD	403,547 USD	Goldman Sachs	09/15/2021	795	—
32,900 AUD	23,902 USD	Goldman Sachs	09/15/2021	—	(167)
3,162,689 CAD	2,581,054 USD	Goldman Sachs	09/15/2021	74,317	—
411,154 CAD	322,083 USD	Goldman Sachs	09/15/2021	—	(3,796)
8,669,947 EUR	10,529,353 USD	Goldman Sachs	09/15/2021	289,496	—
676,976 EUR	797,871 USD	Goldman Sachs	09/15/2021	—	(1,689)
70,679,515 JPY	644,000 USD	Goldman Sachs	09/15/2021	1,470	—
322,000 NZD	228,496 USD	Goldman Sachs	09/15/2021	1,598	—
214,055 NZD	148,952 USD	Goldman Sachs	09/15/2021	—	(1,882)
4,428 USD	6,200 AUD	Goldman Sachs	09/15/2021	108	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	41

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,252 USD	13,900 AUD	Goldman Sachs	09/15/2021	—	(83)
1,898,975 USD	2,356,259 CAD	Goldman Sachs	09/15/2021	—	(31,413)
2,144,392 USD	1,823,382 EUR	Goldman Sachs	09/15/2021	8,892	—
3,576,812 USD	2,998,700 EUR	Goldman Sachs	09/15/2021	—	(35,122)
447,291 USD	326,875 GBP	Goldman Sachs	09/15/2021	2,130	—
503,050 USD	683,395 SGD	Goldman Sachs	09/15/2021	5,246	—
828,861 CAD	665,000 USD	HSBC	09/15/2021	8,047	—
1,233,019 CAD	967,500 USD	HSBC	09/15/2021	—	(9,787)
647,163 EUR	964,758 CAD	HSBC	09/15/2021	316	—
239,646 GBP	333,368 USD	HSBC	09/15/2021	3,879	—
445,102 SGD	331,745 USD	HSBC	09/15/2021	686	—
647,500 USD	801,532 CAD	HSBC	09/15/2021	—	(12,209)
148,342 USD	214,051 NZD	HSBC	09/15/2021	2,490	—
2,946,000 AUD	2,171,365 USD	JPMorgan	09/15/2021	16,040	—
120,000 BRL	24,149 USD	JPMorgan	09/15/2021	984	—
16,526,000 BRL	3,099,235 USD	JPMorgan	09/15/2021	—	(90,988)
1,107,478 CAD	647,500 GBP	JPMorgan	09/15/2021	12,466	—
1,615,000 CAD	1,335,601 USD	JPMorgan	09/15/2021	55,557	—
509,500 CHF	568,590 USD	JPMorgan	09/15/2021	12,020	—
1,389,500 CHF	1,515,913 USD	JPMorgan	09/15/2021	—	(1,954)
201,761,000 CLP	278,120 USD	JPMorgan	09/15/2021	17,533	—
526,458,996 CLP	668,907 USD	JPMorgan	09/15/2021	—	(11,047)
739,425,960 COP	191,185 USD	JPMorgan	09/15/2021	—	(4,859)
1,878,500 EUR	2,232,004 USD	JPMorgan	09/15/2021	13,355	—
998,820 EUR	1,177,294 USD	JPMorgan	09/15/2021	—	(2,387)
111,500 GBP	155,149 USD	JPMorgan	09/15/2021	1,848	—
205,000 GBP	279,576 USD	JPMorgan	09/15/2021	—	(2,279)
170,551,500 HUF	598,016 USD	JPMorgan	09/15/2021	21,227	—
906,167,004 HUF	3,000,441 USD	JPMorgan	09/15/2021	—	(64,133)
8,540,400,000 IDR	590,723 USD	JPMorgan	09/15/2021	—	(8,240)
148,825,999 INR	1,997,143 USD	JPMorgan	09/15/2021	—	(38,760)
93,897,000 JPY	860,396 USD	JPMorgan	09/15/2021	6,801	—
14,203,500 JPY	127,325 USD	JPMorgan	09/15/2021	—	(1,795)
3,859,395,000 KRW	3,390,935 USD	JPMorgan	09/15/2021	62,040	—
728,746,516 KRW	620,554 USD	JPMorgan	09/15/2021	—	(8,022)
13,043,500 MXN	652,767 USD	JPMorgan	09/15/2021	4,509	—
121,140,000 MXN	5,920,968 USD	JPMorgan	09/15/2021	—	(99,651)
2,799,000 NOK	335,994 USD	JPMorgan	09/15/2021	14,052	—
16,926,500 NOK	1,911,926 USD	JPMorgan	09/15/2021	—	(34,968)
1,492,000 NZD	1,080,179 USD	JPMorgan	09/15/2021	28,841	—
1,238,000 NZD	862,734 USD	JPMorgan	09/15/2021	—	(9,622)
13,015,500 PHP	268,489 USD	JPMorgan	09/15/2021	6,814	—
36,761,000 PHP	725,993 USD	JPMorgan	09/15/2021	—	(13,082)
5,703,500 PLN	1,505,140 USD	JPMorgan	09/15/2021	15,988	—
15,140,500 PLN	3,900,209 USD	JPMorgan	09/15/2021	—	(52,890)
12,501,500 SEK	1,464,762 USD	JPMorgan	09/15/2021	15,914	—
23,306,500 SEK	2,650,208 USD	JPMorgan	09/15/2021	—	(50,874)
1,054,482 SGD	789,502 USD	JPMorgan	09/15/2021	5,197	—
3,508,000 SGD	2,580,766 USD	JPMorgan	09/15/2021	—	(28,420)
23,678,500 TWD	864,688 USD	JPMorgan	09/15/2021	8,425	—
79,694,000 TWD	2,851,260 USD	JPMorgan	09/15/2021	—	(30,638)
277,217 USD	380,193 AUD	JPMorgan	09/15/2021	936	—
2,174,169 USD	2,946,000 AUD	JPMorgan	09/15/2021	—	(18,844)
2,247,762 USD	11,986,000 BRL	JPMorgan	09/15/2021	66,047	—
913,017 USD	4,660,000 BRL	JPMorgan	09/15/2021	—	(13,439)
3,022,258 USD	3,692,227 CAD	JPMorgan	09/15/2021	—	(95,812)
225,182 USD	206,500 CHF	JPMorgan	09/15/2021	396	—
1,871,402 USD	1,692,500 CHF	JPMorgan	09/15/2021	—	(22,543)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
288,689 USD	226,321,500 CLP	JPMorgan	09/15/2021	3,620	—
690,507 USD	501,898,496 CLP	JPMorgan	09/15/2021	—	(42,274)
166,349 USD	646,236,000 COP	JPMorgan	09/15/2021	4,987	—
25,506 USD	93,189,960 COP	JPMorgan	09/15/2021	—	(799)
2,317,281 USD	1,969,591 EUR	JPMorgan	09/15/2021	8,954	—
1,490,549 USD	1,255,000 EUR	JPMorgan	09/15/2021	—	(8,300)
438,453 USD	316,500 GBP	JPMorgan	09/15/2021	—	(3,297)
2,316,519 USD	695,185,000 HUF	JPMorgan	09/15/2021	34,533	—
1,324,862 USD	381,533,504 HUF	JPMorgan	09/15/2021	—	(34,550)
587,857 USD	8,540,400,000 IDR	JPMorgan	09/15/2021	11,107	—
1,988,312 USD	148,825,999 INR	JPMorgan	09/15/2021	47,591	—
128,657 USD	14,203,500 JPY	JPMorgan	09/15/2021	464	—
863,376 USD	93,897,000 JPY	JPMorgan	09/15/2021	—	(9,781)
4,092,986 USD	4,588,141,516 KRW	JPMorgan	09/15/2021	—	(135,517)
1,917,605 USD	38,775,500 MXN	JPMorgan	09/15/2021	9,525	—
4,759,098 USD	95,408,000 MXN	JPMorgan	09/15/2021	—	(17,351)
1,588,910 USD	14,169,500 NOK	JPMorgan	09/15/2021	40,873	—
667,232 USD	5,556,000 NOK	JPMorgan	09/15/2021	—	(28,179)
864,805 USD	1,238,000 NZD	JPMorgan	09/15/2021	7,551	—
1,084,513 USD	1,492,000 NZD	JPMorgan	09/15/2021	—	(33,176)
713,587 USD	35,786,000 PHP	JPMorgan	09/15/2021	5,886	—
288,884 USD	13,990,500 PHP	JPMorgan	09/15/2021	—	(7,606)
1,616,836 USD	6,242,000 PLN	JPMorgan	09/15/2021	12,915	—
3,969,008 USD	14,602,000 PLN	JPMorgan	09/15/2021	—	(156,508)
246,591 USD	2,136,500 SEK	JPMorgan	09/15/2021	1,017	—
4,042,387 USD	33,671,500 SEK	JPMorgan	09/15/2021	—	(140,064)
1,985,588 USD	2,700,000 SGD	JPMorgan	09/15/2021	22,623	—
1,065,403 USD	1,417,000 SGD	JPMorgan	09/15/2021	—	(11,464)
1,058,869 USD	29,418,500 TWD	JPMorgan	09/15/2021	4,964	—
2,687,659 USD	73,954,000 TWD	JPMorgan	09/15/2021	—	(13,332)
85,682 USD	1,261,500 ZAR	JPMorgan	09/15/2021	1,000	—
5,875,371 USD	83,011,000 ZAR	JPMorgan	09/15/2021	—	(171,400)
35,114,000 ZAR	2,496,856 USD	JPMorgan	09/15/2021	84,052	—
47,897,000 ZAR	3,239,029 USD	JPMorgan	09/15/2021	—	(52,138)
1,601,000 ILS	491,792 USD	JPMorgan	09/17/2021	—	(7,342)
494,545 USD	1,601,000 ILS	JPMorgan	09/17/2021	4,590	—
1,513,000 BRL	275,721 USD	JPMorgan	12/15/2021	—	(11,994)
21,016,603 INR	279,557 USD	JPMorgan	12/15/2021	—	(5,292)
1,010,886,500 KRW	862,118 USD	JPMorgan	12/15/2021	—	(9,251)
3,604,500 MXN	174,753 USD	JPMorgan	12/15/2021	—	(2,219)
7,317,500 NOK	816,409 USD	JPMorgan	12/15/2021	—	(24,805)
28,983,000 PHP	574,737 USD	JPMorgan	12/15/2021	—	(4,596)
1,167,000 PLN	298,496 USD	JPMorgan	12/15/2021	—	(6,200)
7,768,500 SEK	888,279 USD	JPMorgan	12/15/2021	—	(12,677)
1,666,500 SGD	1,222,078 USD	JPMorgan	12/15/2021	—	(17,230)
14,543,000 TWD	522,185 USD	JPMorgan	12/15/2021	—	(8,040)
1,738,541 USD	9,522,000 BRL	JPMorgan	12/15/2021	72,178	—
1,472,353 USD	1,345,500 CHF	JPMorgan	12/15/2021	879	—
267,520 USD	244,000 CHF	JPMorgan	12/15/2021	—	(356)
777,585 USD	613,906,496 CLP	JPMorgan	12/15/2021	11,968	—
189,759 USD	738,666,960 COP	JPMorgan	12/15/2021	5,025	—
2,802,666 USD	844,543,504 HUF	JPMorgan	12/15/2021	45,709	—
155,697 USD	2,274,722,620 IDR	JPMorgan	12/15/2021	2,590	—
39,150 USD	2,948,000 INR	JPMorgan	12/15/2021	806	—
0 USD	24 JPY	JPMorgan	12/15/2021	—	—
321,672 USD	377,972,016 KRW	JPMorgan	12/15/2021	4,134	—
5,278,627 USD	109,451,000 MXN	JPMorgan	12/15/2021	95,149	—
85,216 USD	751,000 NOK	JPMorgan	12/15/2021	1,119	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	43

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,455 USD	275,500 PHP	JPMorgan	12/15/2021	52	—
458,100 USD	1,798,500 PLN	JPMorgan	12/15/2021	11,477	—
2,163,614 USD	19,059,000 SEK	JPMorgan	12/15/2021	46,765	—
255,408 USD	344,000 SGD	JPMorgan	12/15/2021	410	—
216,032 USD	6,000,000 TWD	JPMorgan	12/15/2021	2,723	—
4,803,520 CAD	3,882,353 USD	Morgan Stanley	09/15/2021	75,100	—
646,250 EUR	767,826 USD	Morgan Stanley	09/15/2021	4,557	—
1,778,593 EUR	2,099,948 USD	Morgan Stanley	09/15/2021	—	(704)
323,750 GBP	555,329 CAD	Morgan Stanley	09/15/2021	—	(4,973)
445,285 SGD	331,745 USD	Morgan Stanley	09/15/2021	550	—
446,512 SGD	331,745 USD	Morgan Stanley	09/15/2021	—	(363)
392,670 USD	538,238 AUD	Morgan Stanley	09/15/2021	1,111	—
1,935,833 USD	2,417,223 CAD	Morgan Stanley	09/15/2021	—	(19,951)
525,100 USD	444,806 EUR	Morgan Stanley	09/15/2021	250	—
765,129 USD	646,250 EUR	Morgan Stanley	09/15/2021	—	(1,860)
29,567 USD	262,411 NOK	Morgan Stanley	09/15/2021	616	—
662,239 USD	898,774 SGD	Morgan Stanley	09/15/2021	6,253	—
2,692,003 CAD	1,823,668 EUR	RBC Capital Markets	09/15/2021	20,217	—
845,884 CAD	688,517 USD	RBC Capital Markets	09/15/2021	18,072	—
422,729 CAD	335,000 USD	RBC Capital Markets	09/15/2021	—	(54)
647,163 EUR	965,010 CAD	RBC Capital Markets	09/15/2021	516	—
644,500 EUR	946,646 CAD	RBC Capital Markets	09/15/2021	—	(10,894)
323,750 GBP	553,545 CAD	RBC Capital Markets	09/15/2021	—	(6,387)
29,318,432 JPY	326,875 CAD	RBC Capital Markets	09/15/2021	—	(7,447)
971,750 USD	1,204,510 CAD	RBC Capital Markets	09/15/2021	—	(17,060)
410,933 CAD	322,083 USD	Standard Chartered	09/15/2021	—	(3,621)
670,000 USD	847,062 CAD	Standard Chartered	09/15/2021	1,378	—
767,319 USD	646,250 EUR	Standard Chartered	09/15/2021	—	(4,049)
1,229,886 CAD	1,012,267 USD	State Street	09/15/2021	37,463	—
644,500 EUR	949,238 CAD	State Street	09/15/2021	—	(8,840)
1,785,955 EUR	2,093,744 USD	State Street	09/15/2021	—	(15,602)
557,170 GBP	647,727 EUR	State Street	09/15/2021	—	(1,039)
948,605 SGD	716,311 USD	State Street	09/15/2021	10,756	—
242,393 USD	331,219 AUD	State Street	09/15/2021	—	(69)
502,230 USD	424,977 EUR	State Street	09/15/2021	—	(301)
646,155 USD	457,625 GBP	State Street	09/15/2021	—	(16,965)
322,000 USD	35,474,804 JPY	State Street	09/15/2021	493	—
665,000 USD	831,655 CAD	TD Securities	09/15/2021	—	(5,833)
371,584 AUD	275,412 USD	UBS	09/15/2021	3,557	—
863,217 CAD	687,741 USD	UBS	09/15/2021	3,558	—
207,092 EUR	308,432 CAD	UBS	09/15/2021	—	(129)
647,727 EUR	558,621 GBP	UBS	09/15/2021	3,034	—
27,369,999 JPY	250,307 USD	UBS	09/15/2021	1,493	—
10,296,871 NOK	971,250 EUR	UBS	09/15/2021	—	(37,232)
476,439 NZD	337,664 USD	UBS	09/15/2021	1,941	—
937,522 SGD	694,335 USD	UBS	09/15/2021	—	(2,977)
979,167 USD	1,249,968 CAD	UBS	09/15/2021	11,554	—
525,811 USD	444,490 EUR	UBS	09/15/2021	—	(834)
315,003 USD	229,429 GBP	UBS	09/15/2021	439	—
557,554 USD	796,891 NZD	UBS	09/15/2021	3,975	—
171,931 USD	235,144 SGD	UBS	09/15/2021	2,965	—
Total				2,657,190	(3,653,064)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	81	12/2021	EUR	20,359,350	421	—
3-Month Euro Swiss Franc	2	12/2021	CHF	503,850	—	(56)
3-Month Euro Swiss Franc	3	03/2022	CHF	755,550	—	(109)
90-Day Sterling	153	12/2021	GBP	19,102,050	65	—
Amsterdam Index	14	09/2021	EUR	2,204,720	66,347	—
Amsterdam Index	1	09/2021	EUR	157,480	4,118	—
Australian 10-Year Bond	185	09/2021	AUD	26,974,659	53,427	—
Australian 10-Year Bond	10	09/2021	AUD	1,458,090	4,749	—
Australian 3-Year Bond	322	09/2021	AUD	37,719,689	56,757	—
Australian 3-Year Bond	48	09/2021	AUD	5,622,811	362	—
Brent Crude	38	09/2021	USD	2,721,940	52,723	—
Brent Crude	14	09/2021	USD	1,002,820	37,831	—
British Pound	3	09/2021	USD	257,963	—	(1,412)
CAC40 Index	3	09/2021	EUR	200,340	—	(4,123)
CAC40 Index	26	09/2021	EUR	1,736,280	—	(39,219)
Canadian Dollar	40	09/2021	USD	3,172,800	—	(127,714)
Canadian Government 10-Year Bond	63	12/2021	CAD	9,206,190	—	(28,177)
Cocoa	7	12/2021	GBP	122,990	—	(3,986)
Cocoa	8	12/2021	USD	203,200	—	(7,771)
Coffee	19	12/2021	USD	1,395,788	102,334	—
Copper	6	12/2021	USD	1,428,188	—	(19,219)
Copper	25	12/2021	USD	2,734,375	—	(483)
Corn	27	12/2021	USD	721,238	—	(68,999)
Cotton	46	12/2021	USD	2,128,190	51,819	—
DAX Index	3	09/2021	EUR	1,185,000	—	(951)
DJIA Index E-mini	21	09/2021	USD	3,710,700	77,742	—
EURO STOXX 50 Index	40	09/2021	EUR	1,672,600	15,143	—
EURO STOXX 50 Index	13	09/2021	EUR	543,595	—	(1,651)
Euro-Bobl	144	09/2021	EUR	19,435,680	—	(30,404)
Euro-BTP	4	09/2021	EUR	613,160	—	(799)
Euro-BTP	49	09/2021	EUR	7,511,210	—	(45,498)
Euro-Bund	63	09/2021	EUR	11,053,350	—	(36,604)
Euro-Buxl 30-Year	23	09/2021	EUR	4,887,960	—	(24,056)
Eurodollar 90-Day	237	12/2021	USD	59,146,313	10,651	—
Euro-OAT	80	09/2021	EUR	12,894,400	—	(80,796)
Euro-Schatz	276	09/2021	EUR	30,989,280	—	(18,275)
FTSE 100 Index	19	09/2021	GBP	1,348,335	1,866	—
FTSE Taiwan Index	17	09/2021	USD	1,032,410	28,439	—
FTSE/JSE Top 40 Index	6	09/2021	ZAR	3,626,040	—	(6,238)
FTSE/MIB Index	11	09/2021	EUR	1,430,550	11,304	—
FTSE/MIB Index	2	09/2021	EUR	260,100	—	(3,033)
Gas Oil	32	10/2021	USD	1,925,600	100,412	—
Gas Oil	23	10/2021	USD	1,384,025	46,083	—
Hang Seng Index	2	09/2021	HKD	2,575,400	2,290	—
H-Shares Index	1	09/2021	HKD	457,250	1,246	—
IBEX 35 Index	9	09/2021	EUR	794,430	—	(3,978)
Indian Rupee	31	09/2021	USD	847,292	16,946	—
Lean Hogs	3	10/2021	USD	106,560	—	(2,497)
Lean Hogs	13	12/2021	USD	426,140	201	—
Live Cattle	6	12/2021	USD	320,340	—	(183)
Long Gilt	42	12/2021	GBP	5,386,080	—	(54,149)
Mexican Peso	111	09/2021	USD	2,759,460	—	(13,150)
MSCI EAFE Index	3	09/2021	USD	352,725	—	(2,236)
MSCI EAFE Index	29	09/2021	USD	3,409,675	—	(3,735)
MSCI Emerging Markets Index	8	09/2021	USD	519,680	—	(29,152)
MSCI Singapore Index	3	09/2021	SGD	105,645	—	(713)
MSCI Singapore Index	47	09/2021	SGD	1,655,105	—	(24,030)
NASDAQ 100 Index E-mini	21	09/2021	USD	6,544,650	381,149	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	45

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NASDAQ 100 Index E-mini	2	09/2021	USD	623,300	22,100	—
Natural Gas	70	09/2021	USD	3,063,900	183,871	—
Nickel	9	12/2021	USD	1,055,484	31,194	—
Nickel	10	12/2021	USD	1,172,760	8,572	—
Nikkei 225 Index	2	09/2021	JPY	56,360,000	—	(17,368)
NY Harbor ULSD Heat Oil	43	09/2021	USD	3,847,141	103,474	—
OMXS30 Index	7	09/2021	SEK	1,647,625	—	(1,000)
OMXS30 Index	69	09/2021	SEK	16,240,875	—	(13,008)
Platinum	4	10/2021	USD	202,820	3,413	—
Primary Aluminum	2	09/2021	USD	135,650	10,094	—
Primary Aluminum	27	12/2021	USD	1,833,806	133,634	—
Primary Aluminum	6	12/2021	USD	407,513	15,157	—
RBOB Gasoline	28	09/2021	USD	2,518,874	25,582	—
Russell 2000 Index E-mini	12	09/2021	USD	1,362,720	—	(26,756)
S&P 500 Index E-mini	32	09/2021	USD	7,232,800	307,032	—
S&P 500 Index E-mini	1	09/2021	USD	226,025	3,059	—
S&P Mid 400 Index E-mini	7	09/2021	USD	1,926,400	16,707	—
S&P/TSX 60 Index	26	09/2021	CAD	6,395,480	128,710	—
S&P/TSX 60 Index	5	09/2021	CAD	1,229,900	3,521	—
Short Term Euro-BTP	92	09/2021	EUR	10,435,560	11,308	—
Soybean	17	11/2021	USD	1,098,625	—	(115,054)
Soybean Oil	27	12/2021	USD	951,750	—	(25,256)
SPI 200 Index	26	09/2021	AUD	4,860,050	61,318	—
SPI 200 Index	17	09/2021	AUD	3,177,725	2,626	—
Sugar #11	120	09/2021	USD	2,666,496	116,189	—
TOPIX Index	4	09/2021	JPY	78,580,000	12,591	—
TOPIX Index	5	09/2021	JPY	98,225,000	6,033	—
U.S. Long Bond	29	12/2021	USD	4,726,094	—	(19,836)
U.S. Treasury 10-Year Note	67	12/2021	USD	8,941,359	—	(13,219)
U.S. Treasury 2-Year Note	212	12/2021	USD	46,709,563	20,346	—
U.S. Treasury 5-Year Note	170	12/2021	USD	21,032,188	32,196	—
U.S. Treasury 5-Year Note	60	12/2021	USD	7,423,125	6,741	—
U.S. Ultra Bond 10-Year Note	40	12/2021	USD	5,920,625	—	(18,832)
U.S. Ultra Treasury Bond	14	12/2021	USD	2,761,938	—	(9,905)
Wheat	9	12/2021	USD	320,400	—	(5,533)
Wheat	28	12/2021	USD	1,011,150	—	(34,729)
WTI Crude	48	09/2021	USD	3,288,000	25,837	—
Zinc	14	12/2021	USD	1,052,013	4,289	—
Zinc	7	12/2021	USD	526,006	1,461	—
Total					2,421,480	(983,892)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	(2)	12/2021	EUR	(502,700)	—	(1)
3-Month Euro Euribor	(12)	03/2022	EUR	(3,015,750)	274	—
3-Month Euro Euribor	(7)	06/2022	EUR	(1,759,013)	158	—
3-Month Euro Euribor	(14)	09/2022	EUR	(3,517,325)	655	—
3-Month Euro Euribor	(12)	12/2022	EUR	(3,014,250)	480	—
3-Month Euro Euribor	(15)	03/2023	EUR	(3,767,063)	787	—
3-Month Euro Euribor	(6)	06/2023	EUR	(1,506,525)	247	—
90-Day Sterling	(5)	12/2021	GBP	(624,250)	—	(27)
90-Day Sterling	(14)	03/2022	GBP	(1,744,838)	912	—
90-Day Sterling	(14)	06/2022	GBP	(1,743,000)	1,371	—
90-Day Sterling	(25)	09/2022	GBP	(3,110,469)	2,440	—
90-Day Sterling	(25)	12/2022	GBP	(3,109,063)	2,503	—
90-Day Sterling	(17)	03/2023	GBP	(2,113,313)	1,109	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Sterling	(10)	06/2023	GBP	(1,242,625)	644	—
Australian Dollar	(232)	09/2021	USD	(16,984,720)	—	(254,367)
Canadian Dollar	(69)	09/2021	USD	(5,473,080)	—	(75,503)
Canadian Government 10-Year Bond	(14)	12/2021	CAD	(2,045,820)	6,568	—
Copper	(1)	09/2021	USD	(238,131)	—	(1,259)
Corn	(18)	12/2021	USD	(480,825)	15,827	—
Euro FX	(305)	09/2021	USD	(45,046,594)	15,496	—
Euro-Bund	(7)	09/2021	EUR	(1,228,150)	—	(11,904)
Euro-Buxl 30-Year	(1)	09/2021	EUR	(212,520)	—	(10,767)
Eurodollar 90-Day	(47)	12/2021	USD	(11,729,438)	—	(2,827)
Eurodollar 90-Day	(53)	03/2022	USD	(13,230,788)	—	(7,674)
Eurodollar 90-Day	(52)	06/2022	USD	(12,975,950)	—	(11,401)
Eurodollar 90-Day	(41)	09/2022	USD	(10,221,813)	—	(9,097)
Eurodollar 90-Day	(59)	12/2022	USD	(14,688,050)	—	(10,551)
Eurodollar 90-Day	(69)	03/2023	USD	(17,161,163)	—	(12,185)
Eurodollar 90-Day	(70)	06/2023	USD	(17,388,000)	—	(17,379)
FTSE 100 Index	(7)	09/2021	GBP	(496,755)	839	—
FTSE China A50 Index	(21)	09/2021	USD	(309,834)	3,091	—
GBP Currency	(16)	09/2021	USD	(1,375,800)	—	(8,870)
Gold 100 oz.	(32)	12/2021	USD	(5,817,920)	—	(174,371)
Hang Seng Index	(2)	09/2021	HKD	(2,575,400)	—	(6,056)
H-Shares Index	(24)	09/2021	HKD	(10,974,000)	—	(24,749)
Japanese Yen	(223)	09/2021	USD	(25,343,950)	23,013	—
KOSPI 200 Index	(6)	09/2021	KRW	(629,250,000)	—	(4,671)
Long Gilt	(4)	12/2021	GBP	(512,960)	3,299	—
New Zealand Dollar	(40)	09/2021	USD	(2,822,600)	—	(54,893)
Platinum	(3)	10/2021	USD	(152,115)	—	(6,563)
Russell 2000 Index E-mini	(1)	09/2021	USD	(113,560)	—	(7,097)
Silver	(19)	12/2021	USD	(2,280,570)	—	(44,226)
South African Rand	(25)	09/2021	USD	(860,313)	—	(45,327)
Soybean	(30)	11/2021	USD	(1,938,750)	70,196	—
Soybean Meal	(6)	12/2021	USD	(207,360)	5,125	—
Soybean Oil	(5)	12/2021	USD	(176,250)	2,227	—
Swiss Franc	(39)	09/2021	USD	(5,330,325)	—	(28,681)
U.S. Long Bond	(8)	12/2021	USD	(1,303,750)	—	(6,017)
U.S. Long Bond	(59)	12/2021	USD	(9,615,156)	—	(25,128)
U.S. Treasury 10-Year Note	(5)	12/2021	USD	(667,266)	—	(2,304)
U.S. Treasury 10-Year Note	(82)	12/2021	USD	(10,943,156)	—	(16,640)
U.S. Treasury 2-Year Note	(358)	12/2021	USD	(78,877,469)	—	(57,350)
U.S. Treasury 5-Year Note	(250)	12/2021	USD	(30,929,688)	—	(64,760)
U.S. Ultra Bond 10-Year Note	(21)	12/2021	USD	(3,108,328)	11,623	—
U.S. Ultra Bond 10-Year Note	(1)	12/2021	USD	(148,016)	—	(571)
U.S. Ultra Bond 10-Year Note	(63)	12/2021	USD	(9,324,984)	—	(23,337)
U.S. Ultra Treasury Bond	(11)	12/2021	USD	(2,170,094)	23,311	—
U.S. Ultra Treasury Bond	(7)	12/2021	USD	(1,380,969)	—	(10,676)
U.S. Ultra Treasury Bond	(33)	12/2021	USD	(6,510,281)	—	(44,489)
Total					192,195	(1,081,718)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Aon PLC	Goldman Sachs	USD	11,044,110	385	280.00	09/17/2021	207,476	344,575
Canadian National Railway Co.	Goldman Sachs	USD	2,152,629	183	105.00	09/17/2021	87,954	240,645
Canadian National Railway Co.	Goldman Sachs	USD	1,423,323	121	110.00	09/17/2021	36,573	90,145
Canadian Pacific Railway Ltd.	Goldman Sachs	USD	1,293,252	188	74.00	09/17/2021	43,162	11,750
Canadian Pacific Railway Ltd.	Goldman Sachs	USD	914,907	133	72.00	09/17/2021	36,209	11,637
Canadian Pacific Railway Ltd.	Goldman Sachs	USD	818,601	119	75.00	09/17/2021	21,713	4,165
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	47

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Call option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Canadian Pacific Railway Ltd.	Goldman Sachs	USD	151,338	22	70.00	09/17/2021	3,296	3,410
Intersect ENT, Inc.	Goldman Sachs	USD	745,554	274	30.00	09/17/2021	21,285	2,055
Penn National Gaming, Inc.	Goldman Sachs	USD	227,080	28	80.00	09/17/2021	6,123	11,340
Trillium Therapeutics, Inc.	Goldman Sachs	USD	260,173	151	20.00	12/17/2021	4,707	1,888
Zoom Video Communications, Inc.	Goldman Sachs	USD	347,400	12	310.00	10/15/2021	13,184	11,220
Total							481,682	732,830

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	11,779	40	(2)	—	—	38	—
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	2,434	2	(2)	—	—	——	——
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	904	1	(1)	—	—	——	——
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	3,706	2	(3)	—	—	—	(1)
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	5,329	4	(5)	—	—	—	(1)
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	4,555	3	(4)	—	—	—	(1)
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	9,589	7	(9)	—	—	—	(2)
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	56,611	42	(53)	—	—	—	(11)
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	233,450	174	(218)	—	—	—	(44)
Total return on Gamesys Group PLC	SONIA plus 0.750%	Monthly	Goldman Sachs	04/13/2022	GBP	315,398	235	(295)	—	—	—	(60)
Total return on John Laing Group PLC	SONIA plus 0.490%	Monthly	Goldman Sachs	05/19/2022	GBP	67,669	(38)	(43)	—	—	—	(81)
Total return on John Laing Group PLC	SONIA plus 0.490%	Monthly	Goldman Sachs	05/19/2022	GBP	75,857	(42)	(48)	—	—	—	(90)
Total return on John Laing Group PLC	SONIA plus 0.490%	Monthly	Goldman Sachs	05/19/2022	GBP	108,234	(61)	(68)	—	—	—	(129)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
48	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on John Laing Group PLC	SONIA plus 0.490%	Monthly	Goldman Sachs	05/19/2022	GBP	462,205	(258)	(292)	—	—	—	(550)
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	181,106	187	1	—	—	188	—
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	28,357	37	—	—	—	37	—
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	8,107	(12)	—	—	—	—	(12)
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	6,532	(16)	—	—	—	—	(16)
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	12,476	(19)	—	—	—	—	(19)
Total return on Deutsche Wohnen SE	EONIA plus 0.490%	Monthly	Goldman Sachs	05/25/2022	EUR	39,585	(62)	—	—	—	—	(62)
Total return on Deutsche Wohnen SE	EONIA plus 0.490%	Monthly	Goldman Sachs	05/25/2022	EUR	47,271	(74)	—	—	—	—	(74)
Total return on Deutsche Wohnen SE	EONIA plus 0.490%	Monthly	Goldman Sachs	05/25/2022	EUR	47,271	(74)	—	—	—	—	(74)
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	66,432	(103)	2	—	—	—	(101)
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	75,380	(116)	2	—	—	—	(114)
Total return on Deutsche Wohnen SE	1-Week Euribor plus 0.490%	Monthly	Goldman Sachs	05/25/2022	EUR	47,376	(73)	(47)	—	—	—	(120)
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	133,390	(206)	4	—	—	—	(202)
Total return on Deutsche Wohnen SE	EONIA plus 0.490%	Monthly	Goldman Sachs	05/25/2022	EUR	158,604	(246)	(1)	—	—	—	(247)
Total return on Deutsche Wohnen SE	EONIA plus 0.450%	Monthly	Goldman Sachs	05/25/2022	EUR	319,420	(495)	11	—	—	—	(484)
Total return on Spire Healthcare Group PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	05/26/2022	GBP	348,840	28,575	(387)	—	—	28,188	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	49

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Spire Healthcare Group PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	05/26/2022	GBP	43,212	3,540	(48)	—	—	3,492	—
Total return on Spire Healthcare Group PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	05/26/2022	GBP	28,509	2,336	(32)	—	—	2,304	—
Total return on Spire Healthcare Group PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	05/26/2022	GBP	18,362	1,504	(20)	—	—	1,484	—
Total return on Spire Healthcare Group PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	05/26/2022	GBP	5,563	456	(6)	—	—	450	—
Total return on Equiniti Group PLC	SONIA plus 0.700%	Monthly	Goldman Sachs	05/27/2022	GBP	73,696	(113)	(65)	—	—	—	(178)
Total return on Equiniti Group PLC	SONIA plus 0.700%	Monthly	Goldman Sachs	05/27/2022	GBP	362,359	(556)	(318)	—	—	—	(874)
Total return on Dialog Semiconductor PLC	EONIA plus 0.500%	Monthly	Goldman Sachs	05/28/2022	EUR	44,231	2,210†,††	(1)	—	—	2,209	—
Total return on Wm Morrison Supermarkets PLC	SONIA plus 0.400%	Monthly	Goldman Sachs	07/07/2022	GBP	373,050	41,607	(196)	—	—	41,411	—
Total return on GCP Student Living PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	07/16/2022	GBP	230,848	2,251	(256)	—	—	1,995	—
Total return on GCP Student Living PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	07/16/2022	GBP	24,276	237	(26)	—	—	211	—
Total return on GCP Student Living PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	07/16/2022	GBP	19,870	194	(22)	—	—	172	—
Total return on GCP Student Living PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	07/16/2022	GBP	7,438	43	(1)	—	—	42	—
Total return on GCP Student Living PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	07/16/2022	GBP	1,412	9	—	—	—	9	—
Total return on Wm Morrison Supermarkets PLC	SONIA plus 0.400%	Monthly	Goldman Sachs	07/28/2022	GBP	28,034	3,127	(15)	—	—	3,112	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/02/2022	GBP	184,546	33,370	(118)	—	—	33,252	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/02/2022	GBP	45,815	8,804	(24)	—	—	8,780	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/02/2022	GBP	43,837	8,032	—	—	—	8,032	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/02/2022	GBP	7,646	1,633	(4)	—	—	1,629	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/02/2022	GBP	24,078	31	—	—	—	31	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
50	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/02/2022	GBP	1,801	12	—	—	—	12	—
Total return on Meggitt PLC	SONIA plus 0.550%	Monthly	Goldman Sachs	08/02/2022	GBP	66,249	(171)	(18)	—	—	—	(189)
Total return on Wm Morrison Supermarkets PLC	SONIA plus 0.400%	Monthly	Goldman Sachs	08/05/2022	GBP	41,733	3,636	(16)	—	—	3,620	—
Total return on Wm Morrison Supermarkets PLC	SONIA plus 0.400%	Monthly	Goldman Sachs	08/06/2022	GBP	100,219	5,505	(37)	—	—	5,468	—
Total return on Ultra Electronics Holdings PLC	SONIA plus 0.450%	Monthly	Goldman Sachs	08/16/2022	GBP	1,185	(43)	8	—	—	—	(35)
Total return on Ultra Electronics Holdings PLC	SONIA plus 0.450%	Monthly	Goldman Sachs	08/16/2022	GBP	5,100	(222)	34	—	—	—	(188)
Total return on Ultra Electronics Holdings PLC	SONIA plus 0.450%	Monthly	Goldman Sachs	08/16/2022	GBP	53,463	(2,078)	347	—	—	—	(1,731)
Total return on Ultra Electronics Holdings PLC	SONIA plus 0.450%	Monthly	Goldman Sachs	08/16/2022	GBP	185,558	(11,604)	1,188	—	—	—	(10,416)
Total return on Wm Morrison Supermarkets PLC	SONIA plus 0.400%	Monthly	Goldman Sachs	08/19/2022	GBP	23,828	1,034	(4)	—	—	1,030	—
Total return on Wm Morrison Supermarkets PLC	SONIA plus 0.400%	Monthly	Goldman Sachs	08/20/2022	GBP	124,564	(1,606)	(17)	—	—	—	(1,623)
Total return on Wm Morrison Supermarkets PLC	SONIA plus 0.400%	Monthly	Goldman Sachs	08/24/2022	GBP	37,079	(332)	(4)	—	—	—	(336)
Total return on Sanne Group PLC	SONIA plus 0.900%	Monthly	Goldman Sachs	08/26/2022	GBP	476,713	(4,277)	(34)	—	—	—	(4,311)
Total							125,983	(1,163)	—	—	147,196	(22,376)

†	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these swap contracts amounted to $2,210, which represents less than 0.01% of total net assets.
††	Valuation based on significant unobservable inputs.

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro Buxl Sep 21	Barclays	09/2021	EUR	(212,520)	—	—	—	(15,708)
Euro-Bobl Dec 21	Barclays	12/2021	EUR	(271,500)	—	—	303	—
Euro-Bobl Sep 21	Barclays	09/2021	EUR	1,889,580	—	—	—	(7,120)
Euro-Bund Dec 21	Barclays	12/2021	EUR	(172,540)	—	—	96	—
Euro-Bund Sep 21	Barclays	09/2021	EUR	(526,350)	—	—	—	(10,864)
Euro-Schatz Sep 21	Barclays	09/2021	EUR	3,817,520	—	—	—	(4,562)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	51

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Total return swap contracts on futures (continued)
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt Dec 21	Barclays	12/2021	GBP	(2,693,040)	—	—	14,380	—
Hang Seng Index Sep 21	JPMorgan	09/2021	HKD	1,287,700	—	—	3,386	—
Swiss Market Index Sep 21	JPMorgan	09/2021	CHF	744,660	—	—	13,817	—
Total					—	—	31,982	(38,254)

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Week EURIBOR	Euro Interbank Offered Rate	(0.565%)
EONIA	Euro Overnight Index Average	(0.485%)
SONIA	Sterling Overnight Index Average	0.050%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $88,071,170, which represents 16.78% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2021.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2021.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $5,274,934, which represents 1.00% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Non-income producing investment.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2021.
(l)	Zero coupon bond.
(m)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2021, the total value of these securities amounted to $329,508, which represents 0.06% of total net assets.
(n)	Principal and interest may not be guaranteed by a governmental entity.
(o)	Represents a security purchased on a when-issued basis.
(p)	The stated interest rate represents the weighted average interest rate at August 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(q)	Represents a security purchased on a forward commitment basis.
(r)	The rate shown is the seven-day current annualized yield at August 31, 2021.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
52	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Notes to Consolidated Portfolio of Investments  (continued)
(s)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	135,530,150	435,958,464	(430,724,729)	(3,363)	140,760,522	(10,150)	116,608	140,774,599
Abbreviation Legend
ADR	American Depositary Receipt
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FGIC	Financial Guaranty Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	53

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Currency Legend  (continued)
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	19,854,963	—	19,854,963
Commercial Mortgage-Backed Securities - Agency	—	4,932,652	—	4,932,652
Commercial Mortgage-Backed Securities - Non-Agency	—	11,532,545	319,510	11,852,055
Common Stocks
Communication Services	414,557	—	—	414,557
Consumer Discretionary	2,930,999	—	—	2,930,999
Consumer Staples	912,153	—	—	912,153
Energy	1,647,050	—	—	1,647,050
Financials	8,707,713	434,296	—	9,142,009
Health Care	12,397,201	—	—	12,397,201
Industrials	34,097,848	651,166	1,330,334	36,079,348
Information Technology	34,076,006	684,779	3,625,090	38,385,875
Materials	3,808,677	785,092	—	4,593,769
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
54	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Real Estate	6,490,048	—	—	6,490,048
Utilities	—	1,558,832	—	1,558,832
Total Common Stocks	105,482,252	4,114,165	4,955,424	114,551,841
Convertible Bonds	—	6,544,169	—	6,544,169
Convertible Preferred Stocks
Communication Services	—	113,128	—	113,128
Health Care	—	348,337	—	348,337
Industrials	—	262,959	—	262,959
Information Technology	—	521,804	—	521,804
Utilities	—	2,957,321	—	2,957,321
Total Convertible Preferred Stocks	—	4,203,549	—	4,203,549
Corporate Bonds & Notes	—	96,006,498	—	96,006,498
Foreign Government Obligations	—	29,750,743	—	29,750,743
Inflation-Indexed Bonds	—	376,891	—	376,891
Municipal Bonds	—	1,383,846	—	1,383,846
Preferred Debt	321,318	—	—	321,318
Preferred Stocks
Financials	608,391	—	—	608,391
Total Preferred Stocks	608,391	—	—	608,391
Residential Mortgage-Backed Securities - Agency	—	17,514,071	—	17,514,071
Residential Mortgage-Backed Securities - Non-Agency	—	37,208,534	—	37,208,534
Senior Loans	—	6,679,058	—	6,679,058
Treasury Bills	29,330,706	—	—	29,330,706
U.S. Treasury Obligations	5,111,376	—	—	5,111,376
Options Purchased Calls	732,830	—	—	732,830
Money Market Funds	140,760,522	—	—	140,760,522
Total Investments in Securities	282,347,395	240,101,684	5,274,934	527,724,013
Investments in Securities Sold Short
Common Stocks
Communication Services	(172,698)	—	—	(172,698)
Consumer Discretionary	(226,026)	—	—	(226,026)
Energy	(1,636,066)	—	—	(1,636,066)
Financials	(19,954,159)	—	—	(19,954,159)
Industrials	(6,823,502)	(201,654)	—	(7,025,156)
Information Technology	(22,811,891)	—	—	(22,811,891)
Real Estate	(437,809)	—	—	(437,809)
Total Common Stocks	(52,062,151)	(201,654)	—	(52,263,805)
Exchange-Traded Equity Funds	(520,746)	—	—	(520,746)
Total Investments in Securities Sold Short	(52,582,897)	(201,654)	—	(52,784,551)
Total Investments in Securities, Net of Securities Sold Short	229,764,498	239,900,030	5,274,934	474,939,462
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,657,190	—	2,657,190
Futures Contracts	2,613,675	—	—	2,613,675
Swap Contracts	—	176,969	2,209	179,178
Liability
Forward Foreign Currency Exchange Contracts	—	(3,653,064)	—	(3,653,064)
Futures Contracts	(2,065,610)	—	—	(2,065,610)
Swap Contracts	—	(60,630)	—	(60,630)
Total	230,312,563	239,020,495	5,277,143	474,610,201
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	55

Consolidated Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2021 ($)
Commercial Mortgage-Backed Securities — Non-Agency	—	8,974	—	(8,974)	319,510	—	—	—	319,510
Common Stocks	9,462,063	—	944,604	212,354	7,919,275	(13,582,872)	—	—	4,955,424
Rights	42,163	—	125,075	(42,163)	—	(125,075)	—	—	—
Total Return Swap Contracts	—	—	—(b)	2,209	—	—	—	—	2,209
Total	9,504,226	8,974	1,069,679	163,426	8,238,785	(13,707,947)	—	—	5,277,143
Derivative instruments are valued at unrealized appreciation (depreciation).
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2021 was $349,811, which is comprised of Commercial Mortgage-Backed Securities — Non-Agency of $(8,974), Common Stocks of $356,576 and Total Return Swap Contracts of $2,209.
(b) The realized gain (loss) earned on Total Return Swap Contracts during the period was $12,925.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, commercial mortgage backed securities and total return swaps were classified as Level 3. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, utilization of single broker quotes, discounted cash flow models and the estimated cash distribution of the securities. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
56	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $378,239,147)	$386,230,661
Affiliated issuers (cost $140,763,561)	140,760,522
Options purchased (cost $481,682)	732,830
Foreign currency (cost $254,205)	254,271
Cash collateral held at broker for:
Swap contracts	160,000
Other(a)	54,768,977
Margin deposits on:
Futures contracts	14,210,130
Unrealized appreciation on forward foreign currency exchange contracts	2,657,190
Unrealized appreciation on swap contracts	179,178
Receivable for:
Investments sold	4,046,582
Investments sold on a delayed delivery basis	15,855,550
Capital shares sold	632,289
Dividends	64,750
Interest	1,575,491
Foreign tax reclaims	38,146
Variation margin for futures contracts	522,336
Prepaid expenses	8,064
Trustees’ deferred compensation plan	97,767
Total assets	622,794,734
Liabilities
Securities sold short, at value (proceeds $47,384,446)	52,784,551
Due to custodian	17,965
Unrealized depreciation on forward foreign currency exchange contracts	3,653,064
Unrealized depreciation on swap contracts	60,630
Payable for:
Investments purchased	5,690,105
Investments purchased on a delayed delivery basis	33,788,600
Capital shares purchased	547,313
Dividends and interest on securities sold short	48,043
Variation margin for futures contracts	1,053,387
Foreign capital gains taxes deferred	906
Management services fees	15,796
Transfer agent fees	39,567
Compensation of board members	6,639
Compensation of chief compliance officer	23
Other expenses	70,532
Trustees’ deferred compensation plan	97,767
Total liabilities	97,874,888
Net assets applicable to outstanding capital stock	$524,919,846
Represented by
Paid in capital	581,759,911
Total distributable earnings (loss)	(56,840,065)
Total - representing net assets applicable to outstanding capital stock	$524,919,846
Institutional Class
Net assets	$524,919,846
Shares outstanding	54,252,520
Net asset value per share	$9.68

(a)	Includes collateral related to forward foreign currency exchange contracts, swap contracts and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	57

Consolidated Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$1,440,421
Dividends — affiliated issuers	116,608
Interest	6,382,528
Foreign taxes withheld	(61,233)
Total income	7,878,324
Expenses:
Management services fees	5,432,519
Transfer agent fees
Institutional Class	486,037
Compensation of board members	21,697
Custodian fees	116,728
Printing and postage fees	42,979
Registration fees	45,579
Audit fees	50,280
Legal fees	14,842
Interest on collateral	5,959
Dividends and interest on securities sold short	483,871
Compensation of chief compliance officer	138
Other	42,421
Total expenses	6,743,050
Net investment income	1,135,274
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,655,299
Investments — affiliated issuers	(10,150)
Foreign currency translations	13,535
Forward foreign currency exchange contracts	(1,669,552)
Futures contracts	12,012,628
Options purchased	53,972
Securities sold short	(7,440,146)
Swap contracts	1,530,317
Net realized gain	22,145,903
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,516,540
Investments — affiliated issuers	(3,363)
Foreign currency translations	(132,531)
Forward foreign currency exchange contracts	392,334
Futures contracts	(2,881,895)
Options purchased	246,870
Securities sold short	(4,059,765)
Swap contracts	150,347
Foreign capital gains tax	269
Net change in unrealized appreciation (depreciation)	(3,771,194)
Net realized and unrealized gain	18,374,709
Net increase in net assets resulting from operations	$19,509,983
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
58	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Consolidated Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$1,135,274	$4,296,182
Net realized gain	22,145,903	5,453,536
Net change in unrealized appreciation (depreciation)	(3,771,194)	(2,317,298)
Net increase in net assets resulting from operations	19,509,983	7,432,420
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(19,137)
Institutional Class	(4,299,584)	(10,253,520)
Total distributions to shareholders	(4,299,584)	(10,272,657)
Increase (decrease) in net assets from capital stock activity	29,342,444	(20,575,319)
Total increase (decrease) in net assets	44,552,843	(23,415,556)
Net assets at beginning of year	480,367,003	503,782,559
Net assets at end of year	$524,919,846	$480,367,003

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Distributions reinvested	—	—	2,110	19,095
Redemptions	—	—	(115,393)	(1,053,246)
Net decrease	—	—	(113,283)	(1,034,151)
Institutional Class
Subscriptions	10,946,873	105,214,445	13,981,984	128,804,643
Distributions reinvested	454,502	4,299,584	1,130,487	10,253,520
Redemptions	(8,383,221)	(80,171,585)	(17,611,432)	(158,599,331)
Net increase (decrease)	3,018,154	29,342,444	(2,498,961)	(19,541,168)
Total net increase (decrease)	3,018,154	29,342,444	(2,612,244)	(20,575,319)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	59

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31,
	2021	2020	2019	2018	2017 (a)
Per share data
Net asset value, beginning of period	$9.38	$9.36	$9.08	$9.03	$9.10
Income (loss) from investment operations:
Net investment income	0.02	0.08	0.22	0.11	0.02
Net realized and unrealized gain (loss)	0.36	0.13	0.19	(0.06)	(0.09)
Total from investment operations	0.38	0.21	0.41	0.05	(0.07)
Distributions to shareholders
Distributions from net investment income	(0.08)	(0.19)	(0.13)	—	—
Total distributions to shareholders	(0.08)	(0.19)	(0.13)	—	—
Net asset value, end of period	$9.68	$9.38	$9.36	$9.08	$9.03
Total return	4.12%	2.34%	4.62%	0.55%	(0.77%)
Ratios to average net assets
Total gross expenses(b)	1.36%(c),(d)	1.39%(c)	1.27%	1.34%(c)	1.45%(c),(e)
Total net expenses(b),(f)	1.36%(c),(d)	1.39%(c)	1.27%	1.34%(c)	1.45%(c),(e)
Net investment income	0.23%	0.91%	2.43%	1.18%	0.34%(e)
Supplemental data
Net assets, end of period (in thousands)	$524,920	$480,367	$502,726	$570,839	$578,239
Portfolio turnover	203%	188%	226%	256%	444%

Notes to Consolidated Financial Highlights
(a)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	8/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Institutional Class	0.10%	0.10%	—%	0.07%	0.15%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Annualized.
(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
60	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements
August 31, 2021
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2021, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.10%	2.36%
Net assets	$5,775,296	$12,373,184
Net investment income (loss)	(102,796)	(132,218)
Net realized gain (loss)	5,643,546	2,474,725
Net change in unrealized appreciation (depreciation)	(89,864)	3,185
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates, and to group retirement plan record keeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan record keeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment mananger or consultant to the record keeper’s group retirement platform. The fund does not currently offer Institutional 3 Class Shares. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	61

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
62	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	63

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
64	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to manage exposure to the commodity and currency markets and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	65

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to more efficiently gain access to a market. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
66	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2021:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,157,271*
Equity risk	Investments, at value — Options Purchased	732,830
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	164,399*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,657,190
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	55,455*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	253,404*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	14,779*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,147,545*
Total		6,182,873

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	219,764*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	22,376*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,653,064
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	609,917*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	725,800*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	38,254*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	510,129*
Total		5,779,304

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	67

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	6,604,738	—	1,515,351	8,120,089
Equity risk	—	5,206,294	53,972	516,588	5,776,854
Foreign exchange risk	(1,669,552)	306,012	—	—	(1,363,540)
Interest rate risk	—	(104,416)	—	(501,622)	(606,038)
Total	(1,669,552)	12,012,628	53,972	1,530,317	11,927,365

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(82,170)	—	(4,945)	(87,115)
Equity risk	—	41,201	246,870	157,946	446,017
Foreign exchange risk	392,334	(2,280,681)	—	—	(1,888,347)
Interest rate risk	—	(560,245)	—	(2,654)	(562,899)
Total	392,334	(2,881,895)	246,870	150,347	(2,092,344)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	394,431,145
Futures contracts — short	204,349,898

Derivative instrument	Average value ($)*
Options contracts — purchased	255,189

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	3,229,053	(3,719,597)
Total return swap contracts	230,715	(125,371)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
68	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Consolidated Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	69

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Consolidated Statement of Operations. A short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
70	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2021:
	ANZ (Securities ($)	Barclays ($)(a)	Barclays ($)(a)	CIBC ($)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	TD Securities ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	2,022	-	9,611	44,321	976,135	21,557	327,330	56,722	15,418	974,866	19,360	88,437	38,805	1,378	48,712	-	32,516	2,657,190
Options purchased calls	-	-	-	-	-	-	732,830	-	-	-	-	-	-	-	-	-	-	732,830
OTC total return swap contracts (b)	-	-	-	-	-	-	147,196	-	-	-	-	-	-	-	-	-	-	147,196
OTC total return swap contracts on futures (b)	-	14,779	-	-	-	-	-	-	-	17,203	-	-	-	-	-	-	-	31,982
Total assets	2,022	14,779	9,611	44,321	976,135	21,557	1,207,356	56,722	15,418	992,069	19,360	88,437	38,805	1,378	48,712	-	32,516	3,569,198
Liabilities
Forward foreign currency exchange contracts	10,483	-	33,374	2,342	1,641,224	21,324	56,038	18,114	21,996	1,641,840	39,145	27,851	41,842	7,670	42,816	5,833	41,172	3,653,064
OTC total return swap contracts (b)	-	-	-	-	-	-	22,376	-	-	-	-	-	-	-	-	-	-	22,376
OTC total return swap contracts on futures (b)	-	38,254	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	38,254
Securities borrowed	-	-	-	-	-	-	52,784,551	-	-	-	-	-	-	-	-	-	-	52,784,551
Total liabilities	10,483	38,254	33,374	2,342	1,641,224	21,324	52,862,965	18,114	21,996	1,641,840	39,145	27,851	41,842	7,670	42,816	5,833	41,172	56,498,245
Total financial and derivative net assets	(8,461)	(23,475)	(23,763)	41,979	(665,089)	233	(51,655,609)	38,608	(6,578)	(649,771)	(19,785)	60,586	(3,037)	(6,292)	5,896	(5,833)	(8,656)	(52,929,047)
Total collateral received (pledged) (c)	-	(23,475)	-	-	(665,089)	-	(51,655,609)	-	-	(649,771)	-	-	-	-	-	-	-	(52,993,944)
Net amount (d)	(8,461)	-	(23,763)	41,979	-	233	-	38,608	(6,578)	-	(19,785)	60,586	(3,037)	(6,292)	5,896	(5,833)	(8,656)	64,897

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	71

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, AQR Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	73

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.10
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
74	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2021
Institutional Class	1.43%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, non-deductible expenses, capital loss carryforward, corporate actions, derivative investments, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, investments in partnerships, foreign currency transactions, passive foreign investment company (PFIC) holdings, investments in commodity subsidiaries and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,523,116)	1,406,373	1,116,743
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,299,584	—	4,299,584	10,272,657	—	10,272,657
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	75

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
7,435,722	—	(24,500,109)	(33,773,905)
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
513,860,655	—	(33,773,905)	(33,773,905)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(24,500,109)	(24,500,109)	12,758,976
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $804,457,373 and $766,998,595, respectively, for the year ended August 31, 2021, of which $216,331,167 and $213,075,758, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
76	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	77

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The
78	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	79

Notes to Consolidated Financial Statements  (continued)
August 31, 2021
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
80	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Manager Alternative Strategies Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related consolidated statement of operations for the year ended August 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the consolidated financial highlights for each of the four years in the period ended August 31, 2021 and for the period January 3, 2017 (commencement of operations for Institutional Class) through August 31, 2017 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the consolidated financial highlights for each of the four years in the period ended August 31, 2021 and for the period January 3, 2017 (commencement of operations for Institutional Class) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	81

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends
23.70%	20.57%	0.29%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
82	Multi-Manager Alternative Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Multi-Manager Alternative Strategies Fund | Annual Report 2021	83

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
84	Multi-Manager Alternative Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Multi-Manager Alternative Strategies Fund | Annual Report 2021	85

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
86	Multi-Manager Alternative Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Multi-Manager Alternative Strategies Fund | Annual Report 2021	87

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Alternative Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of AlphaSimplex Group,
88	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

LLC, AQR Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC, and Water Island Capital, LLC (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
Multi-Manager Alternative Strategies Fund | Annual Report 2021	89

Approval of Management and Subadvisory
Agreements  (continued)

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
90	Multi-Manager Alternative Strategies Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information shows that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits
Multi-Manager Alternative Strategies Fund | Annual Report 2021	91

Approval of Management and Subadvisory
Agreements  (continued)

flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreements provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
92	Multi-Manager Alternative Strategies Fund | Annual Report 2021

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Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN100_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Balanced Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Balanced Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Balanced Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 1997
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	20.72	11.89	11.31
	Including sales charges		13.78	10.57	10.66
Advisor Class*		11/08/12	21.03	12.17	11.60
Class C	Excluding sales charges	10/13/03	19.82	11.05	10.49
	Including sales charges		18.82	11.05	10.49
Institutional Class		10/01/91	21.01	12.17	11.59
Institutional 2 Class		03/07/11	21.07	12.23	11.68
Institutional 3 Class*		11/08/12	21.13	12.28	11.72
Class R		09/27/10	20.40	11.61	11.04
Blended Benchmark			17.92	12.14	11.15
S&P 500 Index			31.17	18.02	16.34
Bloomberg U.S. Aggregate Bond Index			-0.08	3.11	3.18
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Balanced Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2021)
Asset-Backed Securities — Non-Agency	6.0
Commercial Mortgage-Backed Securities - Non-Agency	4.8
Common Stocks	60.8
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	5.6
Exchange-Traded Equity Funds	0.9
Foreign Government Obligations	0.0(a)
Money Market Funds	6.5
Residential Mortgage-Backed Securities - Agency	5.4
Residential Mortgage-Backed Securities - Non-Agency	9.7
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2021, Class A shares of the Fund returned 20.72% excluding sales charges. The Fund’s Blended Benchmark returned 17.92%. During the same 12-month period, the Fund’s equity benchmark, the S&P 500 Index, returned 31.17% while the Fund’s fixed-income benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -0.08%. Both segments of the Fund outperformed their respective benchmarks during the period.
Market overview
Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve (Fed) in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity and a return to normalcy. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, as well as significant progress on global vaccination efforts to combat the COVID-19 pandemic, provided a further boost to the economic outlook and drove market gains.
For much of 2020, growth had largely outperformed value due to low interest rates and accelerated digitization trends driven by work-from-home and other pandemic-related shifts. The vaccine news in late 2020, however, triggered a rotation away from growth into cyclically exposed companies that would benefit from an improving economy and a return to normalcy. Investors rewarded those companies more sensitive to an anticipated economic re-opening and a societal shift from screens to services. Commentary in June by the Fed reaffirmed its commitment to stimulus efforts, driving volatility levels across equity markets to near pre-pandemic levels. In the ensuing rally, growth stocks once again reclaimed the title as market leaders and generally outperformed value stocks in the last three months of the period.
The combination of Fed quantitative easing and fiscal stimulus, in conjunction with the rollout of several COVID-19 vaccines and the re-opening of economies, gave investors the confidence to help not only stabilize but drive credit spreads of most sectors back to pre-COVID-19 levels and many to even tighter levels. Demand for credit remained strong. Lower quality bonds continued to outperform higher quality issues.
The Fed continued to affirm its intention to keep short-term interest rates near zero for several quarters to come, while signaling that it could begin to taper its bond purchases by year end 2021. The Delta variant of COVID-19 remained a headwind at period-end, as global economic re-openings slowed with rising COVID-19 case counts and returning restrictions.
The Fund’s notable contributors during the period
•	Strong performance in the Fund’s equity segment during the period was driven by stock selection within the information technology and communication services sectors.
○	Several of the equity segment’s technology holdings were standouts but, unlike the previous fiscal year when tech heavyweights that benefited from the work-from-home environment performed best, the segment’s semiconductor, data infrastructure and software companies were among the top relative contributors during the period.
○	Lam Research, NVIDIA, NXP Semiconductors, Intuit and Western Digital performed well, even in a difficult environment of supply chain concerns, due to a significant increase in demand for their products.
○	TE Connectivity was also a top performer among the segment’s technology holdings. The company, with a highly differentiated industrial sector exposure, offers a broad range of connectivity and sensor solutions. The company’s technology is on every automotive platform in the world, including a very meaningful and longstanding relationship with Tesla.
○	In the communication services sector, Alphabet was the equity segment’s best relative performer for the period. Advertising revenue growth for Google continued to be strong and the overhang of regulatory concerns for the company began to dissipate.
•	Most of the equity segment’s positions in the materials sector performed well, including International Flavors & Fragrances, Nutrien and Corteva.
•	Stock selection in the industrials sector made strong contributions to the equity segment during the period.
Columbia Balanced Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Carrier Global continued to post strong results and, toward the end of the period, announced the sale of Chubb for $3.1 billion. We believe this should help the company concentrate its portfolio on longer term secular growth within the HVAC industry. The stock has appreciated considerably since Carrier was spun out from United Technologies last April. The HVAC industry has benefited from secular tailwinds from global warming, urbanization and the focus on sustainability.
○	Raytheon was also a solid relative contributor and posted excellent financial results, highlighted by strong execution in its Defense and Aerospace segments.
•	Contributions also came from the financials and health care sectors.
○	In financials, strong performance from Morgan Stanley and BlackRock continued and American Express’s results improved, as the company begins to recover from the global shutdown in travel and leisure spending.
○	In health care, the Fund added Eli Lilly during the period. Eli Lilly’s late-stage pipeline has been very visible in the news recently and we believe the company has one of the most durable growth profiles in the biopharma space.
•	From a sector allocation perspective, the equity segment’s overweight to the financials sector was the largest positive contributor. The largest average overweight in the equity segment was to the communication services sector, which was also beneficial. Underweights to the consumer staples and health care sectors also helped.
•	The fixed-income segment of the Fund benefited most from its consistent overweight to the securitized credit sectors during the year. The largest sector overweights were in non-agency collateralized mortgage obligations (CMOs), asset-back securities (ABS) and commercial mortgaged-backed securities (CMBS). Housing continued to outperform in the economic recovery and consumer balance sheets were strong.
•	In order to be overweight in spread products, the fixed-income portion of the Fund was significantly underweight in U.S. Treasuries, which underperformed. This underweighting in U.S. Treasuries benefited Fund results.
•	Holdings in BBB-rated and high-yield securities contributed to the fixed-income portion of the Fund, as BBB-rated securities outperformed those rated A and AA. High yield saw significant outperformance versus U.S. Treasuries as the risk-on trade continued. Credit quality continued to improve, and liquidity was strong.
•	The duration and yield curve positioning of the Fund’s fixed-income segment had a slightly positive impact on performance relative to the benchmark.
The Fund’s notable detractors during the period
•	An overweight in the Fund’s equity segment to the materials sector was a detractor, which was primarily a result of the Fund’s position in Newmont Corporation. Newmont, the world’s leading gold company, has been a strong performer for the Fund over time, but was held back during the period by the decline in the price of gold.
•	The equity segment’s overweight to information technology was also a detractor, although information technology was by far the best sector in terms of stock selection.
•	While outperformers outnumbered laggards within technology for the equity segment of the Fund, there were a few detractors within the FinTech/global payments area, such as Fidelity National Information Services, Inc. (FIS) and Mastercard.
○	Some investors seem to be concerned about incumbents in the FinTech/global payments space, including FIS, due to transitory weakness in their merchant business because of COVID-19. We believe, however, that the long-term growth rates should continue to accelerate with the strong traction of new offerings.
○	Mastercard’s stock has lagged materially since the start of COVID-19. We believe Mastercard remains a best-in-class compounder (a company whose stock price has compounded well over time) with a strong competitive advantage and the potential for further positive estimate revisions ahead.
6	Columbia Balanced Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Within communication services, Activision Blizzard was a relative detractor, based mostly, in our opinion, on the difficult comparisons to prior periods during which the stock was a significant beneficiary of the work-from-home environment. We believe this leading interactive video game maker is well positioned to benefit from the move from packaged sales to digital, which drives deeper player engagement and better understanding of the end customer.
•	The fixed-income segment of the Fund was underweight in investment-grade corporate bonds in favor of structured securities. While fundamentals in the investment-grade market were good and balance sheets were strong, we did not believe valuations were particularly attractive.
•	Although structured securities performed well, we did reduce positioning in both investment-grade and high-yield corporate bonds, which continued to perform well. This reduced positioning detracted from results.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Balanced Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,117.70	1,020.79	4.96	4.74	0.92
Advisor Class	1,000.00	1,000.00	1,119.00	1,022.07	3.62	3.45	0.67
Class C	1,000.00	1,000.00	1,113.40	1,016.97	8.99	8.58	1.67
Institutional Class	1,000.00	1,000.00	1,119.00	1,022.07	3.62	3.45	0.67
Institutional 2 Class	1,000.00	1,000.00	1,119.40	1,022.27	3.40	3.25	0.63
Institutional 3 Class	1,000.00	1,000.00	1,119.40	1,022.47	3.19	3.04	0.59
Class R	1,000.00	1,000.00	1,116.10	1,019.52	6.31	6.02	1.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 6.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	18,025,000	18,465,882
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	8,225,000	8,237,533
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	3,850,000	3,853,637
Apidos CLO XI(a),(b)
Series 2012-11A Class BR3
3-month USD LIBOR + 1.650% Floor 1.650% 04/17/2034	1.784%	12,575,000	12,581,313
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	1.284%	5,925,000	5,907,450
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.576%	3,450,000	3,435,738
Avant Loans Funding Trust(a)
Series 2019-B Class B
10/15/2026	3.150%	4,778,167	4,794,920
Series 2020-REV1 Class A
05/15/2029	2.170%	20,650,000	20,679,684
Series 2020-REV1 Class B
05/15/2029	2.680%	3,350,000	3,368,805
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	2,100,000	2,115,344
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	1.826%	22,000,000	22,004,554
Basswood Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.000% Floor 1.000% 04/20/2034	1.211%	6,725,000	6,727,159
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	1.274%	12,000,000	12,010,968
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	1.534%	2,000,000	1,987,772
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	1.584%	21,575,000	21,558,797
Carmax Auto Owner Trust
Subordinated Series 2021-1 Class C
12/15/2026	0.940%	1,650,000	1,638,972
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	5,950,000	6,038,132
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	7,290,371	7,284,093
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	3,732,702	3,756,209
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2019-P2 Class B
10/15/2026	2.830%	6,064,703	6,099,147
Crossroads Asset Trust(a)
Subordinated Series 2021-A Class B
06/20/2025	1.120%	1,175,000	1,176,098
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	1,875,000	1,939,790
Subordinated Series 2021-2 Class D
03/15/2029	1.390%	22,110,000	22,112,432
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	1.146%	8,450,000	8,451,648
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	1.096%	13,175,000	13,183,867
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	1.676%	6,025,000	6,025,874
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	10,025,000	10,409,843
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-2A Class D
03/16/2026	4.730%	850,000	925,600
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	8,900,000	9,142,562
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	6,125,000	6,242,749
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	8,925,000	9,118,230
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	6,500,000	6,675,701
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	2,200,000	2,347,983
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	3,775,000	3,828,656
Subordinated Series 2021-1A Class D
11/16/2026	1.080%	7,100,000	7,115,058
Subordinated Series 2021-3A Class D
06/15/2027	1.550%	22,110,000	22,193,264
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	2,652,030	2,732,145
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-1 Class D
03/15/2027	1.320%	5,075,000	5,065,867
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	600,000	607,559
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	6,125,000	6,323,814
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	9,550,000	9,792,318
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/20/2034	1.217%	9,175,000	9,180,165
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	1,845,559	1,939,621
Series 2019-AA Class A
07/25/2033	2.340%	4,478,165	4,616,098
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	1.584%	25,675,000	25,681,650
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	5,825,000	5,819,531
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	1.284%	3,025,000	3,025,569
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	1.926%	16,325,000	16,335,007
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	1.226%	13,830,000	13,832,213
Marlette Funding Trust(a)
Series 2019-3A Class B
09/17/2029	3.070%	10,780,000	10,862,612
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	4,550,000	4,590,903
MVW Owner Trust(a)
Series 2016-1A Class A
12/20/2033	2.250%	773,109	780,834
Series 2017-1A Class A
12/20/2034	2.420%	3,978,272	4,060,085
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	6,735,000	6,761,565
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	1.984%	22,575,000	22,577,370
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	1,115,290	1,125,233
Series 2020-1A Class A
02/20/2025	1.710%	13,259,743	13,378,840
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class A1
3-month USD LIBOR + 1.330% Floor 1.330% 10/22/2032	1.468%	8,625,000	8,630,572
Series 2021-8A Class A
3-month USD LIBOR + 1.190% Floor 1.190% 01/18/2034	1.378%	4,025,000	4,031,661

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prosper Marketplace Issuance Trust(a)
Series 2019-3A Class B
07/15/2025	3.590%	1,423,047	1,424,074
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/15/2030	0.576%	12,200,000	12,201,318
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	1.676%	3,000,000	3,000,021
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2021-AA Class C
11/16/2026	1.030%	1,275,000	1,272,181
Subordinated Series 2021-AA Class D
01/15/2027	1.570%	1,050,000	1,062,489
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	5,825,000	5,930,332
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	18,975,000	19,279,408
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	8,025,000	8,315,389
Series 2020-1A Class C
08/21/2028	2.600%	4,850,000	5,012,998
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	590,756	593,755
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	805,473	807,374
Series 2018-2A Class A
06/20/2035	3.500%	1,401,111	1,442,263
Series 2018-3A Class A
09/20/2035	3.690%	985,562	1,021,288
SoFi Consumer Loan Program Trust(a)
Series 2019-1 Class B
02/25/2028	3.450%	1,966,431	1,971,064
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,200,000	4,200,895
United Auto Credit Securitization Trust(a)
Series 2020-1 Class D
02/10/2025	2.880%	6,775,000	6,908,471
Upstart Pass-Through Trust(a)
Series 2021-ST2 Class A
04/20/2027	2.500%	1,854,642	1,875,720
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-ST7 Class A
09/20/2029	1.850%	6,600,000	6,600,748
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	1,141,211	1,144,847
Series 2020-2 Class A
11/20/2030	2.309%	5,258,995	5,262,440
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	2,860,000	2,865,585
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	2,844,000	2,840,986
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	2,252,871	2,319,346
Total Asset-Backed Securities — Non-Agency (Cost $577,611,105)			582,539,688

Commercial Mortgage-Backed Securities - Non-Agency 5.1%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	7,955,000	8,711,960
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,673,924	2,842,268
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,119,749	3,305,032
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,245,443	3,427,151
Series 2015-SFR2 Class A
10/17/2052	3.732%	2,447,228	2,619,365
AMSR Trust(a)
Series 2020-SFR2 Class C
07/17/2037	2.533%	2,799,000	2,864,884
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	1.546%	16,800,000	16,725,623
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	1.346%	7,370,000	7,365,431
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	1.596%	3,975,000	3,960,145

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	8,475,000	8,971,462
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.346%	14,823,000	14,827,646
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	1.196%	6,667,500	6,673,752
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	1.346%	6,367,398	6,375,359
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.683%	4,422,000	4,399,891
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	1.983%	3,895,000	3,865,796
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class D
1-month USD LIBOR + 3.050% Floor 3.050% 08/15/2036	3.146%	24,750,000	24,757,789
Citigroup Commercial Mortgage Trust(a),(c)
Subordinated Series 2020-420K Class C
11/10/2042	3.422%	2,500,000	2,580,389
Subordinated Series 2020-420K Class D
11/10/2042	3.422%	2,250,000	2,238,715
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	2.130%	11,925,000	11,891,490
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	1.396%	7,210,431	7,210,428
COMM Mortgage Trust(a),(c)
Series 2020-CBM Class D
02/10/2037	3.754%	2,925,000	2,974,964
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	3,275,000	3,356,419
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	2.943%	1,925,000	1,941,837
Series 2021-ESH Class F
1-month USD LIBOR + 3.700% Floor 3.700% 07/15/2038	3.794%	2,000,000	2,019,991
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	4,225,000	4,276,599
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	18,600,000	18,641,621
GS Mortgage Securities Corp. Trust(a)
Series 2017-485L Class A
02/10/2037	3.721%	3,835,000	4,224,593
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	0.996%	4,488,696	4,496,867
Home Partners of America Trust(a)
Series 2019-2 Class D
10/19/2039	3.121%	6,572,033	6,529,353
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class A
1-month USD LIBOR + 0.700% 03/17/2037	0.796%	11,641,911	11,654,658
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 06/17/2037	0.996%	2,090,550	2,093,256
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	1.096%	15,789,307	15,804,576
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	1.194%	20,390,687	20,428,318
JPMBB Commercial Mortgage Securities Trust(c)
Series 2013-C14 Class ASB
08/15/2046	3.761%	1,861,062	1,930,468
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2021-2NU Class B
01/05/2040	2.077%	3,800,000	3,834,565

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	1,500,000	1,495,922
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month USD LIBOR + 1.250% Floor 1.250% 12/15/2037	1.346%	3,100,000	3,094,179
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class D
1-month USD LIBOR + 1.400% Floor 1.400% 03/15/2038	1.496%	4,550,000	4,552,847
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 Class A3
05/15/2049	3.058%	6,430,000	6,824,517
Series 2017-C34 Class A3
11/15/2052	3.276%	14,135,000	15,347,144
Morgan Stanley Capital I Trust(a)
Series 2014-150E Class A
09/09/2032	3.912%	5,075,000	5,436,479
Morgan Stanley Capital I Trust
Series 2015-UBS8 Class A3
12/15/2048	3.540%	11,245,000	12,154,715
Series 2016-BNK2 Class A2
11/15/2049	2.454%	147,490	147,536
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	7,392,500	7,372,631
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.296%	6,950,000	7,001,499
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2026	2.846%	2,600,000	2,626,366
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	23,859,086	23,988,605
Series 2019-SFR3 Class C
09/17/2036	2.721%	4,750,000	4,800,450
Series 2019-SFR3 Class D
09/17/2036	2.871%	7,049,000	7,144,161
Series 2019-SFR4 Class C
10/17/2036	3.036%	17,766,000	18,065,131
Series 2020-SFR1 Class C
04/17/2037	2.183%	2,075,000	2,108,528
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-SFR1 Class D
04/17/2037	2.383%	4,200,000	4,271,915
Series 2020-SFR2 Class A
06/17/2037	2.078%	2,575,000	2,639,874
Subordinated Series 2019-SFR2 Class C
05/17/2036	3.545%	6,350,000	6,439,729
Subordinated Series 2020-SFR2 Class C
06/18/2037	3.077%	600,000	619,974
Subordinated Series 2020-SFR2 Class D
06/18/2037	3.874%	775,000	807,061
Progress Residential Trust(a),(d),(e),(f)
Subordinated Series 2021-SFR8 Class D
09/17/2038	2.082%	11,910,000	11,910,000
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.961%	7,141,000	7,552,364
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month USD LIBOR + 2.900% Floor 2.900% 05/15/2038	2.996%	3,025,000	3,045,782
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	4,100,000	4,195,448
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	6,775,000	6,818,177
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	8,550,000	8,728,792
Series 2013-C5 Class A3
03/10/2046	2.920%	360,733	367,114
Series 2013-C5 Class A4
03/10/2046	3.185%	11,091,000	11,398,872
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	7,167,565	7,551,545
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	2.186%	3,400,000	3,306,903
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	1.296%	4,750,000	4,755,940

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	3.596%	3,925,000	3,926,234
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	8,923,441	9,072,802
Series 2013-C15 Class A3
08/15/2046	3.881%	4,424,431	4,618,512
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $472,194,846)			474,010,409

Common Stocks 63.9%
Issuer	Shares	Value ($)
Communication Services 9.2%
Entertainment 1.5%
Activision Blizzard, Inc.	879,032	72,405,866
Walt Disney Co. (The)(g)	387,040	70,170,352
Total		142,576,218
Interactive Media & Services 5.5%
Alphabet, Inc., Class A(g)	57,542	166,523,671
Alphabet, Inc., Class C(g)	60,218	175,188,614
Facebook, Inc., Class A(g)	437,251	165,884,284
Total		507,596,569
Media 1.4%
Comcast Corp., Class A	2,138,035	129,735,964
Wireless Telecommunication Services 0.8%
T-Mobile USA, Inc.(g)	558,148	76,477,439
Total Communication Services		856,386,190
Consumer Discretionary 6.0%
Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	197,654	29,776,575
McDonald’s Corp.	330,010	78,364,175
Total		108,140,750
Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc.(g)	78,357	271,960,692
eBay, Inc.	407,856	31,298,869
Total		303,259,561
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 0.8%
Lowe’s Companies, Inc.	268,511	54,746,708
Ulta Beauty, Inc.(g)	51,746	20,041,743
Total		74,788,451
Textiles, Apparel & Luxury Goods 0.8%
Tapestry, Inc.(g)	1,331,871	53,701,039
Under Armour, Inc., Class A(g)	866,522	20,051,319
Total		73,752,358
Total Consumer Discretionary		559,941,120
Consumer Staples 3.0%
Food & Staples Retailing 1.0%
Sysco Corp.	1,189,437	94,738,657
Food Products 0.9%
Mondelez International, Inc., Class A	1,389,498	86,246,141
Tobacco 1.1%
Philip Morris International, Inc.	995,631	102,549,993
Total Consumer Staples		283,534,791
Energy 1.6%
Oil, Gas & Consumable Fuels 1.6%
Canadian Natural Resources Ltd.	1,222,708	40,434,954
Chevron Corp.	743,625	71,960,591
EOG Resources, Inc.	532,733	35,970,132
Total		148,365,677
Total Energy		148,365,677
Financials 7.4%
Banks 2.0%
Bank of America Corp.	2,500,220	104,384,185
JPMorgan Chase & Co.	509,865	81,552,907
Total		185,937,092
Capital Markets 2.3%
BlackRock, Inc.	85,726	80,864,479
Morgan Stanley	584,443	61,033,382
State Street Corp.	768,378	71,390,000
Total		213,287,861
Consumer Finance 0.8%
American Express Co.	452,995	75,179,050

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(g)	524,026	149,750,910
Insurance 0.7%
Aon PLC, Class A	232,751	66,766,952
Total Financials		690,921,865
Health Care 8.1%
Biotechnology 1.2%
Biogen, Inc.(g)	53,485	18,126,601
BioMarin Pharmaceutical, Inc.(g)	419,535	35,329,043
Vertex Pharmaceuticals, Inc.(g)	307,645	61,618,217
Total		115,073,861
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	802,901	101,462,599
Baxter International, Inc.	324,618	24,742,384
Dentsply Sirona, Inc.	924,758	57,057,569
Medtronic PLC	683,485	91,231,578
Stryker Corp.	89,654	24,843,123
Total		299,337,253
Health Care Providers & Services 1.2%
Anthem, Inc.	119,863	44,964,207
Cigna Corp.	142,465	30,152,718
CVS Health Corp.	358,054	30,932,285
Total		106,049,210
Pharmaceuticals 2.5%
Eli Lilly & Co.	339,253	87,625,657
Johnson & Johnson	846,484	146,551,775
Total		234,177,432
Total Health Care		754,637,756
Industrials 5.5%
Aerospace & Defense 1.7%
Raytheon Technologies Corp.	1,889,551	160,158,343
Airlines 0.2%
Southwest Airlines Co.(g)	422,657	21,039,865
Building Products 0.8%
Carrier Global Corp.	1,278,520	73,642,752
Industrial Conglomerates 0.8%
Honeywell International, Inc.	304,523	70,621,929
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.7%
Stanley Black & Decker, Inc.	334,149	64,580,977
Road & Rail 1.3%
Uber Technologies, Inc.(g)	1,365,145	53,431,775
Union Pacific Corp.	309,421	67,094,850
Total		120,526,625
Total Industrials		510,570,491
Information Technology 19.3%
Communications Equipment 0.7%
Cisco Systems, Inc.	1,088,095	64,219,367
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	804,968	120,922,293
IT Services 3.5%
Akamai Technologies, Inc.(g)	215,296	24,382,272
Fidelity National Information Services, Inc.	388,209	49,601,464
Fiserv, Inc.(g)	731,013	86,106,021
MasterCard, Inc., Class A	292,062	101,120,626
PayPal Holdings, Inc.(g)	239,319	69,081,823
Total		330,292,206
Semiconductors & Semiconductor Equipment 1.9%
Lam Research Corp.	84,658	51,202,851
Marvell Technology, Inc.	588,583	36,015,394
NVIDIA Corp.	398,653	89,238,474
Total		176,456,719
Software 8.0%
Adobe, Inc.(g)	135,456	89,902,147
Autodesk, Inc.(g)	196,968	61,077,807
Intuit, Inc.	147,923	83,740,690
Microsoft Corp.	1,303,978	393,644,879
Palo Alto Networks, Inc.(g)	161,628	74,516,973
Splunk, Inc.(g)	274,076	41,897,998
Total		744,780,494
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	2,224,663	337,770,583
Western Digital Corp.(g)	340,359	21,510,689
Total		359,281,272
Total Information Technology		1,795,952,351

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.4%
Chemicals 2.1%
Air Products & Chemicals, Inc.	55,990	15,089,865
Corteva, Inc.	1,205,356	52,999,503
International Flavors & Fragrances, Inc.	525,211	79,569,467
Nutrien Ltd.	386,609	23,463,300
Sherwin-Williams Co. (The)	83,822	25,454,227
Total		196,576,362
Metals & Mining 0.3%
Newmont Corp.	516,362	29,943,832
Total Materials		226,520,194
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.7%
American Tower Corp.	209,047	61,077,262
Total Real Estate		61,077,262
Utilities 0.7%
Electric Utilities 0.7%
American Electric Power Co., Inc.	757,343	67,835,213
Total Utilities		67,835,213
Total Common Stocks (Cost $3,171,800,279)		5,955,742,910

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	290,000	302,500
Total Convertible Bonds (Cost $273,859)			302,500

Corporate Bonds & Notes 5.9%

Aerospace & Defense 0.2%
BAE Systems PLC(a)
04/15/2030	3.400%	4,000,000	4,389,874
Boeing Co. (The)
05/01/2040	5.705%	5,085,000	6,579,274
Bombardier, Inc.(a)
10/15/2022	6.000%	97,000	97,114
12/01/2024	7.500%	131,000	136,632
04/15/2027	7.875%	436,000	457,183
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Harris Corp.
06/15/2028	4.400%	3,090,000	3,570,833
Lockheed Martin Corp.
06/15/2050	2.800%	1,670,000	1,708,967
Northrop Grumman Systems Corp.
02/15/2031	7.750%	2,319,000	3,399,543
TransDigm, Inc.(a)
12/15/2025	8.000%	389,000	416,519
03/15/2026	6.250%	1,156,000	1,213,847
05/01/2029	4.875%	495,000	491,804
TransDigm, Inc.
11/15/2027	5.500%	455,000	465,353
Total			22,926,943
Airlines 0.0%
Air Canada(a)
08/15/2026	3.875%	226,000	227,243
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	707,000	743,703
04/20/2029	5.750%	108,267	116,479
Delta Air Lines, Inc.
01/15/2026	7.375%	409,000	481,278
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	398,484	419,597
United Airlines, Inc.(a)
04/15/2026	4.375%	174,000	180,516
04/15/2029	4.625%	195,000	202,332
Total			2,371,148
Automotive 0.1%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	330,000	340,134
Ford Motor Co.
04/21/2023	8.500%	62,000	68,602
04/22/2025	9.000%	357,000	435,019
04/22/2030	9.625%	19,000	27,083
07/16/2031	7.450%	194,000	255,301
Ford Motor Credit Co. LLC
01/09/2022	3.219%	179,000	180,461
06/16/2025	5.125%	198,000	217,163
11/13/2025	3.375%	596,000	617,011
08/10/2026	2.700%	253,000	255,448
01/09/2027	4.271%	350,000	375,505
08/17/2027	4.125%	342,000	365,927
02/16/2028	2.900%	200,000	199,558
11/13/2030	4.000%	241,000	254,272
Goodyear Tire & Rubber Co. (The)(a)
07/15/2029	5.000%	130,000	137,589
IAA Spinco, Inc.(a)
06/15/2027	5.500%	527,000	551,581

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHO Verwaltungs GmbH(a),(h)
09/15/2026	4.750%	238,000	244,107
Jaguar Land Rover Automotive PLC(a)
07/15/2029	5.500%	203,000	200,729
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	601,000	614,640
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	115,000	121,386
05/15/2027	8.500%	264,000	281,811
Tenneco, Inc.(a)
01/15/2029	7.875%	386,000	435,614
04/15/2029	5.125%	198,000	205,345
Total			6,384,286
Banking 0.9%
Bank of America Corp.(i)
04/23/2040	4.078%	13,736,000	16,161,724
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	8,632,000	9,836,947
Discover Bank
09/13/2028	4.650%	4,200,000	4,928,701
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	7,400,000	7,713,354
JPMorgan Chase & Co.(i)
Subordinated
05/13/2031	2.956%	14,700,000	15,557,763
Morgan Stanley(i)
01/22/2031	2.699%	7,240,000	7,584,524
PNC Financial Services Group, Inc. (The)
01/22/2030	2.550%	2,200,000	2,312,203
State Street Corp.
Subordinated
03/03/2031	2.200%	9,361,000	9,563,019
Wells Fargo & Co.(i)
04/30/2041	3.068%	11,000,000	11,554,713
Total			85,212,948
Brokerage/Asset Managers/Exchanges 0.0%
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	143,000	150,272
Hightower Holding LLC(a)
04/15/2029	6.750%	362,000	371,912
NFP Corp.(a)
08/15/2028	4.875%	304,000	310,117
08/15/2028	6.875%	637,000	653,966
Total			1,486,267
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	290,000	299,441
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	383,000	399,182
05/15/2029	4.125%	230,000	230,131
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	220,000	225,025
Interface, Inc.(a)
12/01/2028	5.500%	145,000	152,070
James Hardie International Finance DAC(a)
01/15/2028	5.000%	157,000	166,167
SRS Distribution, Inc.(a)
07/01/2028	4.625%	175,000	180,483
07/01/2029	6.125%	340,000	352,896
White Cap Buyer LLC(a)
10/15/2028	6.875%	369,000	392,616
Total			2,398,011
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	526,000	549,567
03/01/2030	4.750%	792,000	837,223
08/15/2030	4.500%	842,000	880,555
02/01/2031	4.250%	265,000	271,999
Comcast Corp.
08/15/2035	4.400%	2,825,000	3,434,917
CSC Holdings LLC(a)
02/01/2028	5.375%	318,000	336,994
02/01/2029	6.500%	366,000	403,952
01/15/2030	5.750%	413,000	436,323
12/01/2030	4.125%	338,000	338,445
02/15/2031	3.375%	287,000	272,965
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	159,000	166,190
DISH DBS Corp.
07/01/2026	7.750%	118,000	135,108
DISH DBS Corp.(a)
06/01/2029	5.125%	645,000	642,106
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	280,000	291,490
09/15/2028	6.500%	523,000	535,970
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	252,000	256,769
07/01/2029	5.500%	227,000	248,430
Time Warner Cable LLC
05/01/2037	6.550%	6,000,000	8,198,662

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd.(a)
06/15/2029	3.625%	197,000	202,988
Virgin Media Finance PLC(a)
07/15/2030	5.000%	400,000	414,102
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	252,000	269,965
08/15/2030	4.500%	237,000	240,439
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	459,000	471,395
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	332,000	347,284
Ziggo BV(a)
01/15/2027	5.500%	331,000	343,129
01/15/2030	4.875%	344,000	352,227
Total			20,879,194
Chemicals 0.1%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	206,000	201,963
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	553,000	581,010
Element Solutions, Inc.(a)
09/01/2028	3.875%	502,000	514,131
HB Fuller Co.
10/15/2028	4.250%	239,000	244,370
Herens Holdco Sarl(a)
05/15/2028	4.750%	261,000	262,164
INEOS Group Holdings SA(a)
08/01/2024	5.625%	215,000	215,337
Ingevity Corp.(a)
11/01/2028	3.875%	225,000	225,678
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	343,000	371,296
Iris Holdings, Inc.(a),(h)
02/15/2026	8.750%	167,000	171,430
LYB International Finance BV
03/15/2044	4.875%	2,000,000	2,534,730
WR Grace & Co.(a)
06/15/2027	4.875%	304,000	315,407
WR Grace Holdings LLC(a)
08/15/2029	5.625%	332,000	345,616
Total			5,983,132
Construction Machinery 0.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	348,000	349,160
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Herc Holdings, Inc.(a)
07/15/2027	5.500%	191,000	201,293
NESCO Holdings II, Inc.(a)
04/15/2029	5.500%	210,000	217,966
United Rentals North America, Inc.
09/15/2026	5.875%	327,000	337,070
01/15/2030	5.250%	198,000	217,478
01/15/2032	3.750%	125,000	127,707
Total			1,450,674
Consumer Cyclical Services 0.0%
APX Group, Inc.(a)
02/15/2027	6.750%	77,000	82,493
07/15/2029	5.750%	111,000	111,323
Arches Buyer, Inc.(a)
06/01/2028	4.250%	133,000	135,076
Match Group, Inc.(a)
02/15/2029	5.625%	191,000	207,126
Staples, Inc.(a)
04/15/2026	7.500%	252,000	255,288
04/15/2027	10.750%	37,000	36,081
Uber Technologies, Inc.(a)
05/15/2025	7.500%	443,000	472,460
01/15/2028	6.250%	220,000	235,663
08/15/2029	4.500%	689,000	677,833
Total			2,213,343
Consumer Products 0.0%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	336,000	357,386
Mattel, Inc.(a)
04/01/2026	3.375%	140,000	145,428
04/01/2029	3.750%	434,000	456,063
Mattel, Inc.
11/01/2041	5.450%	35,000	42,374
Prestige Brands, Inc.(a)
01/15/2028	5.125%	399,000	419,450
Scotts Miracle-Gro Co. (The)(a)
02/01/2032	4.375%	259,000	262,577
Total			1,683,278
Diversified Manufacturing 0.1%
BWX Technologies, Inc.(a)
06/30/2028	4.125%	201,000	206,969
Carrier Global Corp.
04/05/2040	3.377%	6,750,000	7,219,866
CFX Escrow Corp.(a)
02/15/2026	6.375%	306,000	321,718

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gates Global LLC/Co.(a)
01/15/2026	6.250%	640,000	668,294
Honeywell International, Inc.
06/01/2050	2.800%	2,000,000	2,091,497
Madison IAQ LLC(a)
06/30/2028	4.125%	207,000	208,098
06/30/2029	5.875%	413,000	422,766
Resideo Funding, Inc.(a)
09/01/2029	4.000%	236,000	236,046
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	71,000	76,498
Vertical Holdco GmbH(a)
07/15/2028	7.625%	184,000	199,309
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	77,000	81,319
Welbilt, Inc.
02/15/2024	9.500%	103,000	106,328
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	331,000	355,981
06/15/2028	7.250%	326,000	362,926
Total			12,557,615
Electric 0.7%
Berkshire Hathaway Energy Co.
10/15/2050	4.250%	2,099,000	2,590,214
Calpine Corp.(a)
02/15/2028	4.500%	356,000	366,797
03/15/2028	5.125%	173,000	176,445
CenterPoint Energy, Inc.
06/01/2031	2.650%	5,875,000	6,097,234
Clearway Energy Operating LLC
09/15/2026	5.000%	444,000	455,722
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	645,000	683,434
02/15/2031	3.750%	479,000	487,176
CMS Energy Corp.
03/01/2044	4.875%	1,612,000	2,115,448
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	2,500,000	3,066,757
Dominion Energy, Inc.
08/15/2031	2.250%	6,285,000	6,347,320
Emera US Finance LP
06/15/2046	4.750%	4,500,000	5,361,609
Indiana Michigan Power Co.
03/15/2037	6.050%	3,700,000	5,160,500
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	99,000	101,139
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	376,000	406,026
NRG Energy, Inc.
01/15/2027	6.625%	296,000	306,918
NRG Energy, Inc.(a)
02/15/2029	3.375%	235,000	236,037
06/15/2029	5.250%	190,000	205,992
02/15/2031	3.625%	272,000	276,713
02/15/2032	3.875%	306,000	310,287
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	6,400,000	6,907,801
PG&E Corp.
07/01/2028	5.000%	90,000	89,336
07/01/2030	5.250%	272,000	268,505
Progress Energy, Inc.
03/01/2031	7.750%	4,500,000	6,465,866
Southern Co. (The)
07/01/2046	4.400%	4,000,000	4,809,071
TerraForm Power Operating LLC(a)
01/15/2030	4.750%	172,000	180,981
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	204,000	212,401
07/31/2027	5.000%	468,000	486,726
05/01/2029	4.375%	243,000	246,665
WEC Energy Group, Inc.
10/15/2027	1.375%	2,000,000	1,977,845
Xcel Energy, Inc.
06/01/2030	3.400%	4,000,000	4,434,600
Total			60,831,565
Environmental 0.0%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	394,000	415,821
08/01/2028	4.000%	333,000	330,647
09/01/2028	3.500%	321,000	320,354
06/15/2029	4.750%	198,000	203,561
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	604,000	615,263
Total			1,885,646
Finance Companies 0.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	11,500,000	13,967,714
Global Aircraft Leasing Co., Ltd.(a),(h)
09/15/2024	6.500%	167,313	165,730
Navient Corp.
01/25/2023	5.500%	370,000	389,514
03/15/2028	4.875%	154,000	156,777

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	521,000	536,525
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	202,000	206,760
Quicken Loans, Inc.(a)
01/15/2028	5.250%	167,000	176,174
Springleaf Finance Corp.
03/15/2024	6.125%	414,000	446,283
06/01/2025	8.875%	78,000	85,438
Total			16,130,915
Food and Beverage 0.4%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	10,500,000	13,302,749
Bacardi Ltd.(a)
05/15/2038	5.150%	6,060,000	7,602,502
Conagra Brands, Inc.
11/01/2048	5.400%	1,650,000	2,249,257
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	772,000	794,654
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	191,000	201,513
Kraft Heinz Foods Co.
06/01/2046	4.375%	777,000	897,601
Mondelez International, Inc.
09/04/2050	2.625%	3,000,000	2,859,161
PepsiCo, Inc.
03/19/2060	3.875%	2,000,000	2,511,936
Performance Food Group, Inc.(a)
05/01/2025	6.875%	292,000	309,846
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	797,000	858,591
Pilgrim’s Pride Corp.(a),(f)
03/01/2032	3.500%	630,000	643,399
Post Holdings, Inc.(a)
03/01/2027	5.750%	311,000	325,391
04/15/2030	4.625%	322,000	329,081
09/15/2031	4.500%	483,000	488,139
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	244,000	246,393
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	184,000	187,294
US Foods, Inc.(a)
02/15/2029	4.750%	332,000	340,778
Total			34,148,285
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	69,000	74,980
06/15/2031	4.750%	330,000	340,905
Boyd Gaming Corp.
12/01/2027	4.750%	296,000	305,250
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	533,000	540,710
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	281,000	295,370
07/01/2025	6.250%	419,000	442,758
07/01/2027	8.125%	186,000	205,822
International Game Technology PLC(a)
02/15/2025	6.500%	307,000	342,441
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	157,000	171,383
02/01/2027	5.750%	171,000	196,961
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	283,000	304,682
02/15/2029	3.875%	59,000	62,418
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	322,000	326,068
Scientific Games International, Inc.(a)
07/01/2025	8.625%	189,000	204,055
10/15/2025	5.000%	512,000	526,710
03/15/2026	8.250%	421,000	448,023
11/15/2029	7.250%	208,000	232,071
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	117,000	122,972
02/15/2027	3.750%	126,000	131,120
08/15/2030	4.125%	124,000	132,386
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	100,000	106,121
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	197,000	209,343
Total			5,722,549
Health Care 0.3%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	393,000	416,274
04/15/2029	5.000%	193,000	201,790
AdaptHealth LLC(a)
03/01/2030	5.125%	410,000	415,150
Avantor Funding, Inc.(a)
07/15/2028	4.625%	349,000	369,056
Becton Dickinson and Co.
12/15/2044	4.685%	6,840,000	8,689,951

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%	96,000	94,845
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	287,000	289,927
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	51,000	53,428
03/15/2029	3.750%	122,000	125,873
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	322,000	338,676
03/15/2026	8.000%	250,000	267,451
03/15/2027	5.625%	93,000	98,138
04/15/2029	6.875%	296,000	307,470
Cigna Corp.
07/15/2046	4.800%	3,000,000	3,833,728
CVS Health Corp.
03/25/2048	5.050%	6,915,000	9,146,993
HCA, Inc.
09/01/2028	5.625%	477,000	569,016
02/01/2029	5.875%	139,000	169,040
Hill-Rom Holdings, Inc.(a)
09/15/2027	4.375%	204,000	213,559
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	99,000	105,292
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	333,000	340,531
Select Medical Corp.(a)
08/15/2026	6.250%	653,000	691,419
Teleflex, Inc.(a)
06/01/2028	4.250%	166,000	172,961
Tenet Healthcare Corp.
07/15/2024	4.625%	317,000	321,412
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	294,000	315,012
02/01/2027	6.250%	389,000	406,098
11/01/2027	5.125%	215,000	226,272
10/01/2028	6.125%	382,000	403,886
Total			28,583,248
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	1,500,000	1,714,373
Centene Corp.
12/15/2029	4.625%	587,000	644,257
02/15/2030	3.375%	214,000	223,920
10/15/2030	3.000%	265,000	274,253
08/01/2031	2.625%	187,000	189,610
UnitedHealth Group, Inc.
05/15/2060	3.125%	1,550,000	1,640,610
Total			4,687,023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.0%
Meritage Homes Corp.
06/01/2025	6.000%	302,000	346,301
Meritage Homes Corp.(a)
04/15/2029	3.875%	340,000	362,921
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	167,000	172,150
Taylor Morrison Communities, Inc.(a)
08/01/2030	5.125%	248,000	271,362
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	227,000	239,289
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	177,000	196,159
Total			1,588,182
Independent Energy 0.1%
Apache Corp.
11/15/2027	4.875%	219,000	239,486
09/01/2040	5.100%	222,000	246,794
02/01/2042	5.250%	129,000	143,380
04/15/2043	4.750%	324,000	347,676
01/15/2044	4.250%	135,000	137,111
Callon Petroleum Co.
07/01/2026	6.375%	661,000	616,998
Callon Petroleum Co.(a)
08/01/2028	8.000%	259,000	249,183
CNX Resources Corp.(a)
03/14/2027	7.250%	411,000	435,660
01/15/2029	6.000%	314,000	326,854
Comstock Resources, Inc.(a)
03/01/2029	6.750%	162,000	169,997
01/15/2030	5.875%	142,000	142,190
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	329,000	339,022
05/01/2029	5.000%	122,000	125,226
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	122,000	129,375
01/30/2028	5.750%	346,000	364,133
EQT Corp.
01/15/2029	5.000%	225,000	254,535
EQT Corp.(i)
02/01/2030	8.750%	255,000	331,528
EQT Corp.(a)
05/15/2031	3.625%	179,000	189,261
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	234,000	241,751
02/01/2029	5.750%	103,000	104,531

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Indigo Natural Resources LLC(a)
02/01/2029	5.375%	158,000	163,079
Matador Resources Co.
09/15/2026	5.875%	525,000	527,521
Newfield Exploration Co.
01/01/2026	5.375%	240,000	271,112
Occidental Petroleum Corp.
08/15/2029	3.500%	7,000	7,258
09/01/2030	6.625%	1,487,000	1,854,056
09/15/2036	6.450%	663,000	831,919
08/15/2049	4.400%	544,000	548,028
Ovintiv, Inc.
11/01/2031	7.200%	40,000	53,280
SM Energy Co.
09/15/2026	6.750%	471,000	473,530
Total			9,864,474
Leisure 0.1%
Carnival Corp.(a)
03/01/2026	7.625%	289,000	307,342
03/01/2027	5.750%	567,000	579,446
08/01/2028	4.000%	421,000	423,155
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	189,000	190,741
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	172,000	179,005
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	443,000	474,259
Cinemark USA, Inc.(a)
05/01/2025	8.750%	109,000	118,189
03/15/2026	5.875%	259,000	257,836
07/15/2028	5.250%	153,000	145,354
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	86,000	89,694
05/15/2027	6.500%	204,000	224,653
10/15/2027	4.750%	30,000	30,483
NCL Corp Ltd.(a)
02/01/2026	10.250%	115,000	132,775
03/15/2026	5.875%	187,000	188,108
NCL Finance Ltd.(a)
03/15/2028	6.125%	96,000	97,246
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	160,000	174,484
07/01/2026	4.250%	227,000	221,358
08/31/2026	5.500%	206,000	208,741
04/01/2028	5.500%	315,000	317,407
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	156,000	147,646
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	335,000	338,945
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	299,000	319,858
Viking Cruises Ltd.(a)
09/15/2027	5.875%	195,000	188,844
Viking Ocean Cruises Ship VII Ltd.(a)
02/15/2029	5.625%	69,000	68,878
Total			5,424,447
Life Insurance 0.2%
Five Corners Funding Trust II(a)
05/15/2030	2.850%	5,650,000	5,999,333
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,000,000	2,187,860
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	2,800,000	3,697,877
Voya Financial, Inc.
06/15/2046	4.800%	2,690,000	3,470,472
Total			15,355,542
Lodging 0.0%
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	99,000	100,114
Media and Entertainment 0.1%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	381,000	390,524
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	385,000	401,670
06/01/2029	7.500%	333,000	344,575
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	431,000	443,426
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	113,000	74,999
08/15/2027	6.625%	82,000	35,263
Discovery Communications LLC
09/15/2055	4.000%	2,500,000	2,681,624
iHeartCommunications, Inc.
05/01/2026	6.375%	50,481	53,345
05/01/2027	8.375%	634,365	673,394
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	170,000	178,260
01/15/2028	4.750%	161,000	167,041
Lamar Media Corp.
02/15/2028	3.750%	122,000	125,279
01/15/2029	4.875%	95,000	101,431

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
04/15/2028	4.875%	78,000	91,239
11/15/2028	5.875%	382,000	474,104
05/15/2029	6.375%	608,000	779,966
Netflix, Inc.(a)
06/15/2030	4.875%	224,000	268,253
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	64,000	65,932
03/15/2030	4.625%	239,000	241,956
Playtika Holding Corp.(a)
03/15/2029	4.250%	231,000	233,286
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	57,000	57,284
01/15/2031	5.375%	109,000	107,933
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	88,000	90,299
Univision Communications, Inc.(a)
05/01/2029	4.500%	194,000	196,788
Walt Disney Co. (The)
05/13/2060	3.800%	3,000,000	3,583,107
Total			11,860,978
Metals and Mining 0.1%
Alcoa Nederland Holding BV(a)
09/30/2026	7.000%	64,000	66,841
03/31/2029	4.125%	159,000	167,757
Constellium NV(a)
02/15/2026	5.875%	523,000	534,427
Constellium SE(a)
06/15/2028	5.625%	595,000	629,042
04/15/2029	3.750%	417,000	414,351
Freeport-McMoRan, Inc.
09/01/2029	5.250%	322,000	356,341
08/01/2030	4.625%	247,000	272,146
03/15/2043	5.450%	489,000	625,547
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	227,000	228,716
04/01/2029	6.125%	255,000	274,281
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	400,000	414,317
Novelis Corp.(a)
11/15/2026	3.250%	174,000	178,394
01/30/2030	4.750%	580,000	617,658
08/15/2031	3.875%	210,000	212,007
Total			4,991,825
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 0.4%
Cheniere Energy Partners LP
10/01/2026	5.625%	134,000	138,671
10/01/2029	4.500%	269,000	289,879
Cheniere Energy Partners LP(a)
03/01/2031	4.000%	237,000	249,746
Cheniere Energy, Inc.
10/15/2028	4.625%	392,000	413,877
DCP Midstream Operating LP
07/15/2027	5.625%	178,000	202,010
05/15/2029	5.125%	317,000	354,302
04/01/2044	5.600%	121,000	139,157
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	239,000	244,823
DT Midstream, Inc.(a)
06/15/2029	4.125%	246,000	252,556
06/15/2031	4.375%	132,000	136,328
Energy Transfer Partners LP
02/01/2042	6.500%	3,000,000	3,926,151
EQM Midstream Partners LP(a)
07/01/2025	6.000%	187,000	203,085
07/01/2027	6.500%	249,000	277,695
01/15/2031	4.750%	579,000	589,074
Hess Midstream Operations LP(a)
02/15/2030	4.250%	83,000	84,069
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	330,000	336,849
ITT Holdings LLC(a)
08/01/2029	6.500%	79,000	80,614
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	4,400,000	5,601,369
MPLX LP
02/15/2049	5.500%	5,100,000	6,593,678
NuStar Logistics LP
06/01/2026	6.000%	271,000	293,107
04/28/2027	5.625%	302,000	321,089
10/01/2030	6.375%	246,000	271,975
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	7,000,000	9,263,231
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	227,000	231,601
Sunoco LP/Finance Corp.
02/15/2026	5.500%	302,000	310,431
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	419,000	434,305
03/01/2030	5.500%	682,000	752,954
02/01/2031	4.875%	280,000	304,434

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	319,000	334,036
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	211,000	217,425
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	210,000	216,927
08/15/2031	4.125%	246,000	257,968
Western Gas Partners LP
08/15/2048	5.500%	305,000	349,370
Western Midstream Operating LP
03/01/2028	4.500%	255,000	274,517
Williams Companies, Inc. (The)
09/15/2045	5.100%	6,000,000	7,507,503
Total			41,454,806
Natural Gas 0.1%
NiSource, Inc.
02/15/2044	4.800%	5,682,000	7,228,156
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	406,000	424,387
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	74,000	75,391
Nabors Industries Ltd.(a)
01/15/2026	7.250%	196,000	182,658
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	1,843	1,758
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	584,466	560,318
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	161,000	168,633
Total			1,413,145
Other REIT 0.0%
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	379,000	379,856
10/01/2025	5.250%	498,000	504,993
02/01/2027	4.250%	208,000	210,359
06/15/2029	4.750%	476,000	486,580
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	340,000	362,294
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	172,000	177,109
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	142,000	144,229
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	170,000	171,542
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Service Properties Trust
03/15/2024	4.650%	189,000	192,217
10/01/2024	4.350%	88,000	89,227
12/15/2027	5.500%	117,000	125,477
Total			2,843,883
Packaging 0.0%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	547,000	557,336
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	565,000	587,760
08/15/2027	5.250%	306,000	316,240
Berry Global, Inc.(a)
02/15/2026	4.500%	165,000	168,484
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	320,000	335,435
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	388,000	408,696
08/15/2027	8.500%	123,000	132,363
Total			2,506,314
Pharmaceuticals 0.3%
AbbVie, Inc.
03/15/2035	4.550%	1,750,000	2,130,295
11/06/2042	4.400%	7,385,000	9,007,363
Amgen, Inc.
09/01/2053	2.770%	3,149,000	3,016,830
AstraZeneca Finance LLC
05/28/2031	2.250%	5,550,000	5,722,776
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	390,000	420,067
01/31/2027	8.500%	537,000	577,423
08/15/2027	5.750%	210,000	220,548
06/01/2028	4.875%	118,000	121,054
02/15/2029	5.000%	245,000	228,836
02/15/2029	6.250%	452,000	448,658
01/30/2030	5.250%	49,000	46,023
02/15/2031	5.250%	99,000	92,361
Bristol-Myers Squibb Co.
02/20/2048	4.550%	1,800,000	2,370,141
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	141,000	138,510
06/30/2028	6.000%	106,000	66,227
Organon Finance 1 LLC(a)
04/30/2028	4.125%	403,000	415,749
04/30/2031	5.125%	464,000	486,672
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	334,000	338,336
Total			25,847,869

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	542,000	543,772
10/15/2027	6.750%	420,000	437,485
American International Group, Inc.
06/30/2050	4.375%	2,000,000	2,511,442
AssuredPartners, Inc.(a)
01/15/2029	5.625%	199,000	200,244
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	354,000	357,012
HUB International Ltd.(a)
05/01/2026	7.000%	481,000	498,057
Loews Corp.
05/15/2030	3.200%	4,000,000	4,361,315
Radian Group, Inc.
03/15/2027	4.875%	126,000	138,693
USI, Inc.(a)
05/01/2025	6.875%	71,000	72,454
Total			9,120,474
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	4,730,000	5,592,600
Union Pacific Corp.
09/15/2037	3.600%	4,500,000	5,090,215
Total			10,682,815
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	443,000	448,332
IRB Holding Corp.(a)
06/15/2025	7.000%	445,000	475,900
02/15/2026	6.750%	653,000	674,981
Total			1,599,213
Retailers 0.0%
L Brands, Inc.(a)
07/01/2025	9.375%	56,000	72,291
10/01/2030	6.625%	384,000	445,576
L Brands, Inc.
06/15/2029	7.500%	143,000	166,034
11/01/2035	6.875%	133,000	170,862
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	324,000	337,301
02/15/2029	7.750%	81,000	89,027
Total			1,281,091
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	117,000	127,448
02/15/2028	5.875%	374,000	401,285
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2030	4.875%	316,000	345,109
Total			873,842
Technology 0.4%
Ascend Learning LLC(a)
08/01/2025	6.875%	494,000	503,718
08/01/2025	6.875%	141,000	143,775
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	93,000	97,401
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	153,000	154,887
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	108,000	115,580
03/01/2026	9.125%	38,000	39,823
Broadcom, Inc.(a)
02/15/2051	3.750%	7,032,000	7,347,361
Camelot Finance SA(a)
11/01/2026	4.500%	145,000	151,242
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	197,000	200,394
07/01/2029	4.875%	369,000	380,459
CommScope Technologies LLC(a)
06/15/2025	6.000%	207,000	210,529
Gartner, Inc.(a)
07/01/2028	4.500%	318,000	337,337
06/15/2029	3.625%	149,000	153,481
10/01/2030	3.750%	321,000	335,788
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	375,000	370,836
Intel Corp.
03/25/2060	4.950%	1,650,000	2,328,074
International Business Machines Corp.
05/15/2040	2.850%	2,300,000	2,345,646
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	197,000	203,209
Iron Mountain, Inc.(a)
07/15/2028	5.000%	164,000	171,722
07/15/2030	5.250%	382,000	406,925
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	523,000	543,705

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.(a)
09/01/2027	5.750%	154,000	163,329
10/01/2028	5.000%	562,000	581,910
04/15/2029	5.125%	355,000	368,326
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	225,000	236,879
07/15/2029	4.500%	197,000	195,628
07/15/2031	4.750%	137,000	135,420
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	5,500,000	6,036,416
Oracle Corp.
04/15/2038	6.500%	2,500,000	3,557,616
Plantronics, Inc.(a)
03/01/2029	4.750%	796,000	762,243
QUALCOMM, Inc.
05/20/2050	3.250%	2,125,000	2,335,271
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	448,000	480,747
RELX Capital, Inc.
05/22/2030	3.000%	2,099,000	2,253,016
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	319,000	331,152
Switch Ltd.(a)
06/15/2029	4.125%	197,000	203,507
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	299,000	315,597
Verscend Escrow Corp.(a)
08/15/2026	9.750%	505,000	534,085
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	719,000	724,908
Total			35,757,942
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	103,000	104,802
07/15/2027	5.750%	29,000	30,256
ERAC USA Finance LLC(a)
10/15/2037	7.000%	3,285,000	4,973,403
Total			5,108,461
Wireless 0.1%
Altice France Holding SA(a)
02/15/2028	6.000%	675,000	670,176
Altice France SA(a)
05/01/2026	7.375%	268,000	278,666
01/15/2028	5.500%	718,000	738,935
07/15/2029	5.125%	247,000	249,820
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Tower Corp.
08/15/2029	3.800%	4,275,000	4,773,405
Sprint Capital Corp.
03/15/2032	8.750%	291,000	446,033
Sprint Corp.
03/01/2026	7.625%	551,000	679,459
T-Mobile USA, Inc.
02/15/2026	2.250%	103,000	104,896
02/15/2029	2.625%	421,000	427,853
02/15/2031	2.875%	234,000	240,486
04/15/2031	3.500%	155,000	165,113
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	377,000	400,689
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	204,000	204,969
07/15/2031	4.750%	408,000	418,890
Total			9,799,390
Wirelines 0.3%
AT&T, Inc.(a)
09/15/2053	3.500%	12,644,000	12,978,757
CenturyLink, Inc.
12/01/2023	6.750%	227,000	250,071
04/01/2024	7.500%	218,000	242,825
CenturyLink, Inc.(a)
12/15/2026	5.125%	151,000	156,107
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	562,000	556,093
03/01/2028	6.125%	332,000	337,884
Northwest Fiber LLC/Finance Sub, Inc.(a)
02/15/2028	6.000%	146,000	145,419
Verizon Communications, Inc.
08/10/2033	4.500%	10,000,000	12,106,084
Total			26,773,240
Total Corporate Bonds & Notes (Cost $502,236,332)			549,012,273

Exchange-Traded Equity Funds 0.9%
	Shares	Value ($)
International Mid Large Cap 0.9%
iShares Core MSCI EAFE ETF	1,079,495	82,851,241
Total Exchange-Traded Equity Funds (Cost $72,408,419)		82,851,241

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(j) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	217,000	231,808
05/15/2029	4.250%	156,000	156,893
Total			388,701
Total Foreign Government Obligations (Cost $361,553)			388,701

Residential Mortgage-Backed Securities - Agency 5.7%

Federal Home Loan Mortgage Corp.
10/01/2026- 06/01/2046	3.500%	2,738,771	2,944,063
10/01/2031- 10/01/2039	6.000%	369,099	432,284
06/01/2032- 07/01/2032	7.000%	161,460	185,816
12/01/2036- 01/01/2039	5.500%	179,413	208,896
03/01/2038	6.500%	1,742	1,959
10/01/2038- 05/01/2041	5.000%	479,904	541,775
05/01/2039- 06/01/2041	4.500%	1,657,909	1,851,684
12/01/2042- 05/01/2045	3.000%	4,527,457	4,804,251
12/01/2042- 10/01/2045	4.000%	3,313,291	3,624,885
CMO Series 1614 Class MZ
11/15/2023	6.500%	1,982	2,075
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.711% Cap 11.094% 08/01/2036	2.090%	7,434	7,865
12-month USD LIBOR + 1.765% Cap 11.140% 12/01/2036	2.140%	593	596
Federal Home Loan Mortgage Corp.(k)
04/01/2045	3.000%	2,346,530	2,480,047
07/01/2045- 08/01/2045	4.000%	4,276,001	4,671,507
Federal National Mortgage Association
12/01/2025- 03/01/2046	3.500%	7,433,523	7,959,704
07/01/2027- 08/01/2043	3.000%	2,077,143	2,199,258
01/01/2029- 10/01/2045	4.000%	4,801,333	5,235,951
06/01/2031	7.000%	70,970	82,389
07/01/2032- 03/01/2037	6.500%	221,306	250,103
06/01/2037- 02/01/2038	5.500%	85,486	99,282
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2040- 06/01/2044	4.500%	2,151,247	2,404,038
Series 2006-M2 Class A2A
10/25/2032	5.271%	363,100	397,559
Federal National Mortgage Association(k)
02/01/2033	2.500%	4,444,320	4,663,018
05/01/2044	4.000%	1,202,923	1,317,162
10/01/2045	3.500%	588,303	632,312
09/01/2049	3.000%	3,059,188	3,199,097
Uniform Mortgage-Backed Security TBA(f)
09/16/2036- 09/14/2051	2.000%	163,900,000	166,964,162
09/16/2036- 09/14/2051	2.500%	137,750,000	143,296,314
09/16/2036- 09/14/2051	3.000%	152,850,000	159,958,683
09/14/2051	3.500%	8,725,000	9,229,414
Total Residential Mortgage-Backed Securities - Agency (Cost $526,630,050)			529,646,149

Residential Mortgage-Backed Securities - Non-Agency 10.2%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	13,412,004	13,425,627
Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-A Class A1
09/25/2065	1.065%	22,078,430	21,845,646
CMO Series 2021-B Class A
06/25/2066	2.239%	9,479,338	9,467,841
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	1,514,750	1,523,672
CMO Series 2020-6 Class M1
05/25/2065	2.805%	2,575,000	2,593,193
CMO Series 2020-R1 Class A1
04/25/2053	0.990%	8,906,181	8,943,201
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	1,905,864	1,910,068
CMO Series 2019-2 Class A3
03/25/2049	3.833%	1,704,611	1,724,974
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,055,269	1,062,769
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.384%	380,149	380,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.184%	1,912,043	1,912,036
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.934%	4,025,000	4,084,467
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.684%	2,322,330	2,329,196
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	2.960%	5,337,000	5,569,831
BRAVO Residential Funding Trust(a),(c)
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	1,882,275	1,892,022
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	2,162,500	2,170,675
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	6,821,012	6,919,857
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	2,300,578	2,330,313
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	5,728,000	5,817,519
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	3,812,176	3,831,823
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	6,329,794	6,512,182
CMO Series 2021-A Class A1
03/25/2058	1.991%	9,469,848	9,475,025
CMO Series 2021-B Class A1
04/01/2069	2.115%	8,043,633	8,044,657
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	14,400,858	14,431,751
CMO Series 2021-NQM1 Class A3
02/25/2049	1.332%	5,833,582	5,833,493
CMO Series 2021-NQM2 Class A3
03/25/2060	1.435%	5,680,911	5,691,663
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,725,000	2,730,171
BVRT Financing Trust(a),(b),(e)
CMO Series 2021-CRT2 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 11/10/2032	2.345%	2,850,000	2,850,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.162%	11,701,754	11,657,494
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	9,242,889	9,238,715
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	6,569,998	6,603,565
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	1,961,001	1,969,066
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-1R Class A1
09/25/2065	1.255%	3,315,628	3,320,582
CMO Series 2020-2 Class A1
03/25/2065	1.853%	2,085,458	2,094,936
CMO Series 2021-2R Class A1
07/27/2054	0.798%	5,987,715	5,993,589
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.134%	7,414,533	7,450,702
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	6,473,825	6,490,137
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	2,960,140	2,957,697
CMO Series 2021-NQM1 Class M1
05/25/2065	2.130%	1,075,000	1,077,595
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	14,033,958	14,092,685
CMO Series 2021-RPL2 Class M1
01/25/2060	2.750%	4,775,000	5,128,126
CMO Series 2021-RPL2 Class M2
01/25/2060	3.250%	2,525,000	2,747,243
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	13,535,564	14,142,870
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	8,952,743	9,005,613
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	6,606,706	6,672,600
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	5,875,237	5,951,286

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	5,677,247	5,797,762
Eagle Re Ltd.(a),(b)
CMO Series 2020-2 Class M1A
1-month USD LIBOR + 3.000% 10/25/2030	3.150%	1,789	1,789
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	2.710%	2,925,000	2,987,163
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	0.984%	14,725,000	14,701,589
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	1,690,300	1,709,286
CMO Series 2020-1 Class A1
05/25/2065	2.010%	738,914	744,612
Equifirst Mortgage Loan Trust(c)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	28,891	29,504
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	1.784%	11,022,174	11,068,626
CMO Series 2020-DNA6 Class M1
30-day Average SOFR + 0.900% 12/25/2050	0.950%	2,907,688	2,909,003
CMO Series 2021-DNA1 Class M2
30-day Average SOFR + 1.800% 01/25/2051	1.850%	4,225,000	4,234,941
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	1.700%	3,700,000	3,724,092
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	0.750%	7,877,117	7,873,371
Freddie Mac STACR Trust(a),(b)
CMO Series 2018-DNA2 Class M2
1-month USD LIBOR + 2.150% 12/25/2030	2.234%	4,225,000	4,256,918
CMO Series 2019-DNA4 Class M2
1-month USD LIBOR + 1.950% 10/25/2049	2.034%	4,729,474	4,751,044
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.084%	6,882,173	6,914,886
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-HQA5 Class M1
30-day Average SOFR + 1.100% 11/25/2050	1.150%	1,194,876	1,195,657
GCAT LLC(a),(c)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	9,629,310	9,718,539
GCAT Trust(a),(c)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	7,579,614	7,588,644
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	4,154,951	4,158,683
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	8,233,099	8,479,896
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	1.984%	477,072	477,086
Genworth Mortgage Insurance Corp.(a),(b),(f)
CMO Series 2021-3 Class M1A
30-day Average SOFR + 1.900% Floor 1.900% 02/25/2034	1.950%	2,375,000	2,375,000
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	7,245,828	7,335,420
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	5,235,180	5,262,210
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	1.634%	9,375,000	9,348,053
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	3,700,711	3,750,592
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2020-2 Class A3
05/25/2065	3.200%	3,450,000	3,545,731
Homeward Opportunities Fund Trust(a),(c)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	3,783,628	3,868,564
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM2 Class A3
09/25/2056	1.516%	7,900,000	7,906,539
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	8,818,327	8,861,322
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	18,164,802	18,211,747

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LVII Trust(a),(c),(d),(e)
CMO Series 2020-1 Class A1
05/25/2060	2.020%	7,090,577	7,103,871
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-1 Class C
1-month USD LIBOR + 1.350% Floor 1.350% 10/25/2053	1.434%	4,825,000	4,815,850
MetLife Securitization Trust(a),(c)
CMO Series 2018-1A Class A
03/25/2057	3.750%	3,472,664	3,591,627
MFA Trust(a),(c)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	2,925,000	2,975,304
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	10,478,436	10,516,387
MFRA Trust(a),(c)
CMO Series 2021-INV1 Class A1
01/25/2056	0.852%	3,475,382	3,474,673
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	719,757	719,574
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	1,110,482	1,110,146
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2018-3 Class A1
08/25/2058	3.489%	7,984,589	8,281,117
CMO Series 2021-NMR1 Class M1
11/25/2060	1.850%	7,225,000	7,336,620
MRA Issuance Trust(a),(b),(d),(e)
CMO Series 2021-11 Class A1X
1-month USD LIBOR + 1.150% Floor 1.150% 01/25/2022	1.243%	26,000,000	26,000,000
MRA Issuance Trust(a),(b)
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	12,475,000	12,485,730
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	1,200,379	1,287,454
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	4,375,203	4,421,575
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	2.100%	5,275,000	5,344,012
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OBX Trust(a),(b)
CMO Series 2020-EXP3 Class 2A1A
1-month USD LIBOR + 0.950% 01/25/2060	0.984%	9,798,467	9,815,317
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	3,638,928	3,662,295
OSAT Trust(a),(c)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	13,861,448	13,923,334
Preston Ridge Partners LLC(a),(c)
CMO Series 2020-5 Class A1
11/25/2025	3.104%	10,441,586	10,493,698
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	7,576,529	7,594,965
CMO Series 2021-4 Class A1
04/25/2026	1.867%	19,534,469	19,534,709
Preston Ridge Partners Mortgage LLC(a),(c)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	5,373,796	5,378,096
CMO Series 2021-3 Class A1
04/25/2026	1.867%	11,843,923	11,842,506
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	8,479,216	8,483,472
PRPM LLC(a),(c)
CMO Series 2020-3 Class A1
09/25/2025	2.857%	13,624,636	13,740,655
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	5,729,185	5,738,216
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.034%	4,275,000	4,260,890
RCO V Mortgage LLC(a),(c)
CMO Series 2020-1 Class A1
09/25/2025	3.105%	18,562,177	18,704,126
RCO VII Mortgage LLC(a),(c)
CMO Series 2021-1 Class A1
05/25/2026	1.868%	9,486,312	9,492,652
Residential Mortgage Loan Trust(a),(c)
CMO Series 2020-1 Class A3
02/25/2024	2.684%	2,703,253	2,728,900
STACR Trust(a),(b)
CMO Series 2018-DNA3 Class M2
1-month USD LIBOR + 2.100% 09/25/2048	2.184%	9,305,000	9,421,916

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A1
09/27/2049	2.610%	3,077,202	3,118,145
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	3,470,593	3,509,764
CMO Series 2020-2 Class A3
04/25/2060	3.000%	6,125,000	6,182,501
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	2,222,063	2,231,017
Toorak Mortgage Corp., Ltd.(c)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	8,625,000	8,680,460
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	24,000,000	24,100,190
CMO Series 2021-1 Class A1
06/25/2024	2.240%	5,800,000	5,805,331
Towd Point HE Trust(a),(c)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	2,800,000	2,879,050
Towd Point Mortgage Trust(a)
CMO Series 2015-6 Class A1
04/25/2055	3.500%	359,499	361,002
CMO Series 2016-1 Class A1
02/25/2055	3.500%	116,852	117,042
CMO Series 2016-3 Class A1
04/25/2056	2.250%	321,925	322,842
Towd Point Mortgage Trust(a),(c)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	965,735	972,219
CMO Series 2018-1 Class A1
01/25/2058	3.000%	1,902,191	1,944,279
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	7,448,869	7,649,039
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	1.084%	5,291,170	5,323,014
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	1.084%	5,932,989	5,983,417
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 3.000% Floor 3.000% 10/25/2030	3.106%	2,684,020	2,694,578
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	2,100,000	2,117,297
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	2,073,210	2,080,216
Vericrest Opportunity Loan Transferee(a),(c)
CMO Series 2021-NP11 Class A1
08/25/2051	1.868%	16,587,668	16,577,361
CMO Series 2021-NPL7 Class A1
04/25/2051	2.116%	5,234,755	5,249,780
Vericrest Opportunity Loan Transferee XCII LLC(a),(c)
CMO Series 2021-NPL1 Class A1
02/27/2051	1.893%	10,644,717	10,708,586
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	9,298,291	9,299,980
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	11,227,893	11,256,431
Vericrest Opportunity Loan Transferee XCIX LLC(a),(c)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	7,085,602	7,099,682
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	7,092,879	7,100,161
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	28,422,770	28,446,620
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	20,435,076	20,471,142
Verus Securitization Trust(a),(c)
CMO Series 2019-3 Class A3
07/25/2059	3.040%	7,976,657	8,017,379
CMO Series 2019-4 Class A3
11/25/2059	3.000%	8,998,996	9,107,914
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,350,000	6,501,629
CMO Series 2020-2 Class A1
05/25/2060	2.743%	3,029,013	3,056,859
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	1,023,502	1,033,613
CMO Series 2021-R1 Class A2
10/25/2063	1.057%	3,186,382	3,182,746
CMO Series 2021-R1 Class A3
10/25/2063	1.262%	4,060,067	4,051,066

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	4,442,184	4,559,254
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	2,707,474	2,715,329
CMO Series 2020-1R Class A3
11/25/2055	1.873%	3,080,820	3,091,866
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	4,900,000	4,905,830
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $947,414,312)			952,470,960

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace & Co.(b),(l),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/11/2028	4.250%	215,000	215,359
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(m)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.839%	32,969	32,557
Food and Beverage 0.0%
BellRing Brands LLC(b),(m)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	111,366	111,662
Health Care 0.0%
Radiology Partners, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.250% 07/09/2025	4.346%	67,000	66,534
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(l),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	355,545	356,334
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.0%
IRB Holding Corp.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	101,636	101,224
Technology 0.0%
DCert Buyer, Inc.(b),(m)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.085%	233,000	234,663
Epicore Software Corp.(b),(m)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	104,000	106,860
Project Alpha Intermediate Holding, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	4.090%	117,109	117,005
Total			458,528
Total Senior Loans (Cost $1,336,194)			1,342,198

U.S. Treasury Obligations 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2030	1.500%	11,250,000	11,518,945
02/15/2045	2.500%	13,025,000	14,510,664
Total U.S. Treasury Obligations (Cost $23,188,856)			26,029,609

Money Market Funds 6.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(n),(o)	635,310,791	635,247,260
Total Money Market Funds (Cost $635,230,881)		635,247,260
Total Investments in Securities (Cost: $6,930,686,686)		9,789,583,898
Other Assets & Liabilities, Net		(463,553,255)
Net Assets		9,326,030,643

At August 31, 2021, securities and/or cash totaling $14,641,879 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	4,350	12/2021	USD	580,521,094	—	(253,183)
U.S. Treasury 2-Year Note	250	12/2021	USD	55,082,032	34,688	—
U.S. Treasury 5-Year Note	2,750	12/2021	USD	340,226,563	209,894	—
U.S. Ultra Treasury Bond	400	12/2021	USD	78,912,500	—	(438,340)
Total					244,582	(691,523)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $2,002,834,137, which represents 21.48% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2021.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2021.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $45,013,871, which represents 0.48% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Represents a security purchased on a when-issued basis.
(g)	Non-income producing investment.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2021.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(l)	Represents a security purchased on a forward commitment basis.
(m)	The stated interest rate represents the weighted average interest rate at August 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(o)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	393,882,494	2,777,334,722	(2,535,938,508)	(31,448)	635,247,260	(5,078)	399,835	635,310,791
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	582,539,688	—	582,539,688
Commercial Mortgage-Backed Securities - Non-Agency	—	462,100,409	11,910,000	474,010,409
Common Stocks
Communication Services	856,386,190	—	—	856,386,190
Consumer Discretionary	559,941,120	—	—	559,941,120
Consumer Staples	283,534,791	—	—	283,534,791
Energy	148,365,677	—	—	148,365,677
Financials	690,921,865	—	—	690,921,865
Health Care	754,637,756	—	—	754,637,756
Industrials	510,570,491	—	—	510,570,491
Information Technology	1,795,952,351	—	—	1,795,952,351
Materials	226,520,194	—	—	226,520,194
Real Estate	61,077,262	—	—	61,077,262
Utilities	67,835,213	—	—	67,835,213
Total Common Stocks	5,955,742,910	—	—	5,955,742,910
Convertible Bonds	—	302,500	—	302,500
Corporate Bonds & Notes	—	549,012,273	—	549,012,273
Exchange-Traded Equity Funds	82,851,241	—	—	82,851,241
Foreign Government Obligations	—	388,701	—	388,701
Residential Mortgage-Backed Securities - Agency	—	529,646,149	—	529,646,149
Residential Mortgage-Backed Securities - Non-Agency	—	916,517,089	35,953,871	952,470,960
Senior Loans	—	1,342,198	—	1,342,198
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	26,029,609	—	—	26,029,609
Money Market Funds	635,247,260	—	—	635,247,260
Total Investments in Securities	6,699,871,020	3,041,849,007	47,863,871	9,789,583,898
Investments in Derivatives
Asset
Futures Contracts	244,582	—	—	244,582
Liability
Futures Contracts	(691,523)	—	—	(691,523)
Total	6,699,424,079	3,041,849,007	47,863,871	9,789,136,957
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2021 ($)
Commercial Mortgage-Backed Securities — Non-Agency	—	—	—	111	11,909,889	—	—	—	11,910,000
Residential Mortgage-Backed Securities — Non-Agency	—	—	5,532	21,537	40,686,226	(4,759,424)	—	—	35,953,871
Senior Loans	171,092	—	—	—	—	—	—	(171,092)	—
Total	171,092	—	5,532	21,648	52,596,115	(4,759,424)	—	(171,092)	47,863,871
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2021 was $21,648, which is comprised of Commercial Mortgage-Backed Securities — Non-Agency of $111, Residential Mortgage-Backed Securities — Non-Agency of $21,537.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and commercial mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	35

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,295,455,805)	$9,154,336,638
Affiliated issuers (cost $635,230,881)	635,247,260
Receivable for:
Investments sold	51,993,694
Capital shares sold	12,257,700
Dividends	6,197,981
Interest	9,206,356
Foreign tax reclaims	32,885
Prepaid expenses	92,552
Trustees’ deferred compensation plan	412,129
Other assets	3,553
Total assets	9,869,780,748
Liabilities
Due to custodian	160,132
Payable for:
Investments purchased	41,029,719
Investments purchased on a delayed delivery basis	494,273,237
Capital shares purchased	5,926,784
Variation margin for futures contracts	788,283
Management services fees	144,546
Distribution and/or service fees	70,666
Transfer agent fees	757,212
Compensation of board members	35,373
Compensation of chief compliance officer	387
Other expenses	151,637
Trustees’ deferred compensation plan	412,129
Total liabilities	543,750,105
Net assets applicable to outstanding capital stock	$9,326,030,643
Represented by
Paid in capital	5,859,864,219
Total distributable earnings (loss)	3,466,166,424
Total - representing net assets applicable to outstanding capital stock	$9,326,030,643
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$3,553,865,723
Shares outstanding	64,698,454
Net asset value per share	$54.93
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$58.28
Advisor Class
Net assets	$382,963,622
Shares outstanding	6,910,631
Net asset value per share	$55.42
Class C
Net assets	$1,616,951,839
Shares outstanding	29,572,377
Net asset value per share	$54.68
Institutional Class
Net assets	$2,458,182,177
Shares outstanding	44,834,374
Net asset value per share	$54.83
Institutional 2 Class
Net assets	$447,430,647
Shares outstanding	8,155,095
Net asset value per share	$54.87
Institutional 3 Class
Net assets	$723,074,168
Shares outstanding	13,042,824
Net asset value per share	$55.44
Class R
Net assets	$143,562,467
Shares outstanding	2,614,007
Net asset value per share	$54.92
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	37

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$71,473,591
Dividends — affiliated issuers	399,835
Interest	65,450,072
Foreign taxes withheld	(634,840)
Total income	136,688,658
Expenses:
Management services fees	47,511,078
Distribution and/or service fees
Class A	7,969,977
Class C	15,508,108
Class R	676,784
Transfer agent fees
Class A	3,009,092
Advisor Class	303,670
Class C	1,464,496
Institutional Class	2,009,751
Institutional 2 Class	207,888
Institutional 3 Class	46,518
Class R	127,765
Compensation of board members	122,402
Custodian fees	73,372
Printing and postage fees	292,635
Registration fees	249,120
Audit fees	39,500
Legal fees	131,646
Interest on collateral	2,006
Compensation of chief compliance officer	2,336
Other	264,520
Total expenses	80,012,664
Expense reduction	(1,460)
Total net expenses	80,011,204
Net investment income	56,677,454
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	714,499,191
Investments — affiliated issuers	(5,078)
Foreign currency translations	(3,716)
Futures contracts	(7,559,262)
Net realized gain	706,931,135
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	815,649,151
Investments — affiliated issuers	(31,448)
Futures contracts	773,370
Net change in unrealized appreciation (depreciation)	816,391,073
Net realized and unrealized gain	1,523,322,208
Net increase in net assets resulting from operations	$1,579,999,662
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$56,677,454	$80,955,857
Net realized gain	706,931,135	310,615,932
Net change in unrealized appreciation (depreciation)	816,391,073	733,709,832
Net increase in net assets resulting from operations	1,579,999,662	1,125,281,621
Distributions to shareholders
Net investment income and net realized gains
Class A	(141,966,093)	(105,657,036)
Advisor Class	(15,011,008)	(9,803,962)
Class C	(63,372,992)	(46,336,086)
Institutional Class	(99,779,426)	(72,173,716)
Institutional 2 Class	(18,318,381)	(11,163,108)
Institutional 3 Class	(30,699,777)	(17,656,377)
Class R	(6,076,797)	(4,694,780)
Total distributions to shareholders	(375,224,474)	(267,485,065)
Increase (decrease) in net assets from capital stock activity	528,901,030	(66,162,607)
Total increase in net assets	1,733,676,218	791,633,949
Net assets at beginning of year	7,592,354,425	6,800,720,476
Net assets at end of year	$9,326,030,643	$7,592,354,425
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	39

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,896,558	548,300,898	8,386,691	361,132,593
Distributions reinvested	2,819,018	135,724,323	2,407,330	101,805,515
Redemptions	(10,916,265)	(544,114,980)	(12,461,027)	(532,483,499)
Net increase (decrease)	2,799,311	139,910,241	(1,667,006)	(69,545,391)
Advisor Class
Subscriptions	2,321,842	116,680,468	1,195,651	52,303,414
Distributions reinvested	308,498	15,002,822	229,653	9,778,787
Redemptions	(995,741)	(50,363,279)	(1,993,797)	(85,731,196)
Net increase (decrease)	1,634,599	81,320,011	(568,493)	(23,648,995)
Class C
Subscriptions	4,550,853	228,898,710	3,675,101	157,675,693
Distributions reinvested	1,263,322	60,501,665	1,028,140	43,603,146
Redemptions	(8,047,269)	(404,051,454)	(7,196,775)	(305,844,598)
Net decrease	(2,233,094)	(114,651,079)	(2,493,534)	(104,565,759)
Institutional Class
Subscriptions	10,701,939	538,016,200	9,458,077	403,485,219
Distributions reinvested	1,788,288	86,013,626	1,440,454	60,720,433
Redemptions	(7,032,852)	(352,051,710)	(11,184,009)	(470,945,285)
Net increase (decrease)	5,457,375	271,978,116	(285,478)	(6,739,633)
Institutional 2 Class
Subscriptions	3,572,908	175,157,920	1,762,048	75,443,925
Distributions reinvested	376,989	18,151,770	264,719	11,157,590
Redemptions	(1,803,036)	(89,839,069)	(1,842,023)	(77,969,805)
Net increase	2,146,861	103,470,621	184,744	8,631,710
Institutional 3 Class
Subscriptions	3,127,170	158,978,431	5,168,764	228,188,782
Distributions reinvested	569,151	27,676,022	370,514	15,727,256
Redemptions	(2,565,468)	(129,465,845)	(2,485,463)	(106,198,441)
Net increase	1,130,853	57,188,608	3,053,815	137,717,597
Class R
Subscriptions	395,796	19,902,755	666,208	28,737,493
Distributions reinvested	121,910	5,862,266	99,754	4,225,881
Redemptions	(731,244)	(36,080,509)	(963,013)	(40,975,510)
Net decrease	(213,538)	(10,315,488)	(197,051)	(8,012,136)
Total net increase (decrease)	10,722,367	528,901,030	(1,973,003)	(66,162,607)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Balanced Fund | Annual Report 2021

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Columbia Balanced Fund | Annual Report 2021	41

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$47.73	0.36	9.19	9.55	(0.37)	(1.98)	(2.35)
Year Ended 8/31/2020	$42.24	0.53	6.67	7.20	(0.63)	(1.08)	(1.71)
Year Ended 8/31/2019	$42.53	0.63	1.19	1.82	(0.60)	(1.51)	(2.11)
Year Ended 8/31/2018	$40.56	0.48	2.57	3.05	(0.46)	(0.62)	(1.08)
Year Ended 8/31/2017	$37.54	0.42	3.12	3.54	(0.40)	(0.12)	(0.52)
Advisor Class
Year Ended 8/31/2021	$48.13	0.49	9.27	9.76	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.58	0.64	6.72	7.36	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.86	0.73	1.21	1.94	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.87	0.58	2.59	3.17	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.82	0.53	3.14	3.67	(0.50)	(0.12)	(0.62)
Class C
Year Ended 8/31/2021	$47.56	(0.02)	9.16	9.14	(0.04)	(1.98)	(2.02)
Year Ended 8/31/2020	$42.08	0.21	6.65	6.86	(0.30)	(1.08)	(1.38)
Year Ended 8/31/2019	$42.38	0.32	1.19	1.51	(0.30)	(1.51)	(1.81)
Year Ended 8/31/2018	$40.42	0.17	2.56	2.73	(0.15)	(0.62)	(0.77)
Year Ended 8/31/2017	$37.42	0.14	3.10	3.24	(0.12)	(0.12)	(0.24)
Institutional Class
Year Ended 8/31/2021	$47.65	0.48	9.17	9.65	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.17	0.64	6.65	7.29	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.47	0.73	1.19	1.92	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.50	0.58	2.57	3.15	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.48	0.53	3.11	3.64	(0.50)	(0.12)	(0.62)
Institutional 2 Class
Year Ended 8/31/2021	$47.68	0.50	9.18	9.68	(0.51)	(1.98)	(2.49)
Year Ended 8/31/2020	$42.20	0.66	6.65	7.31	(0.75)	(1.08)	(1.83)
Year Ended 8/31/2019	$42.50	0.75	1.19	1.94	(0.73)	(1.51)	(2.24)
Year Ended 8/31/2018	$40.53	0.60	2.57	3.17	(0.58)	(0.62)	(1.20)
Year Ended 8/31/2017	$37.51	0.55	3.12	3.67	(0.53)	(0.12)	(0.65)
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Balanced Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$54.93	20.72%	0.93%(c)	0.93%(c),(d)	0.71%	124%	$3,553,866
Year Ended 8/31/2020	$47.73	17.59%	0.95%	0.95%(d)	1.23%	140%	$2,954,559
Year Ended 8/31/2019	$42.24	4.79%	0.95%	0.95%	1.55%	119%	$2,685,001
Year Ended 8/31/2018	$42.53	7.63%	0.95%	0.95%(d)	1.16%	76%	$2,798,246
Year Ended 8/31/2017	$40.56	9.54%	0.97%	0.97%(d)	1.10%	63%	$2,876,519
Advisor Class
Year Ended 8/31/2021	$55.42	21.03%	0.68%(c)	0.68%(c),(d)	0.95%	124%	$382,964
Year Ended 8/31/2020	$48.13	17.89%	0.70%	0.70%(d)	1.48%	140%	$253,954
Year Ended 8/31/2019	$42.58	5.04%	0.70%	0.70%	1.80%	119%	$248,877
Year Ended 8/31/2018	$42.86	7.89%	0.70%	0.70%(d)	1.41%	76%	$262,644
Year Ended 8/31/2017	$40.87	9.82%	0.72%	0.72%(d)	1.37%	63%	$318,026
Class C
Year Ended 8/31/2021	$54.68	19.82%	1.68%(c)	1.68%(c),(d)	(0.04%)	124%	$1,616,952
Year Ended 8/31/2020	$47.56	16.73%	1.70%	1.70%(d)	0.48%	140%	$1,512,696
Year Ended 8/31/2019	$42.08	4.00%	1.70%	1.70%	0.80%	119%	$1,443,468
Year Ended 8/31/2018	$42.38	6.83%	1.70%	1.70%(d)	0.42%	76%	$1,591,465
Year Ended 8/31/2017	$40.42	8.71%	1.72%	1.72%(d)	0.35%	63%	$1,536,796
Institutional Class
Year Ended 8/31/2021	$54.83	21.01%	0.68%(c)	0.68%(c),(d)	0.96%	124%	$2,458,182
Year Ended 8/31/2020	$47.65	17.90%	0.70%	0.70%(d)	1.48%	140%	$1,876,178
Year Ended 8/31/2019	$42.17	5.04%	0.70%	0.70%	1.80%	119%	$1,672,560
Year Ended 8/31/2018	$42.47	7.91%	0.70%	0.70%(d)	1.42%	76%	$1,872,366
Year Ended 8/31/2017	$40.50	9.83%	0.72%	0.72%(d)	1.36%	63%	$1,753,306
Institutional 2 Class
Year Ended 8/31/2021	$54.87	21.07%	0.64%(c)	0.64%(c)	1.00%	124%	$447,431
Year Ended 8/31/2020	$47.68	17.95%	0.65%	0.65%	1.52%	140%	$286,454
Year Ended 8/31/2019	$42.20	5.09%	0.65%	0.65%	1.84%	119%	$245,737
Year Ended 8/31/2018	$42.50	7.96%	0.65%	0.65%	1.46%	76%	$279,242
Year Ended 8/31/2017	$40.53	9.91%	0.66%	0.66%	1.42%	63%	$312,952
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	43

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$48.15	0.53	9.27	9.80	(0.53)	(1.98)	(2.51)
Year Ended 8/31/2020	$42.60	0.68	6.72	7.40	(0.77)	(1.08)	(1.85)
Year Ended 8/31/2019	$42.88	0.78	1.20	1.98	(0.75)	(1.51)	(2.26)
Year Ended 8/31/2018	$40.88	0.63	2.59	3.22	(0.60)	(0.62)	(1.22)
Year Ended 8/31/2017	$37.83	0.57	3.15	3.72	(0.55)	(0.12)	(0.67)
Class R
Year Ended 8/31/2021	$47.73	0.23	9.18	9.41	(0.24)	(1.98)	(2.22)
Year Ended 8/31/2020	$42.23	0.42	6.68	7.10	(0.52)	(1.08)	(1.60)
Year Ended 8/31/2019	$42.53	0.53	1.18	1.71	(0.50)	(1.51)	(2.01)
Year Ended 8/31/2018	$40.56	0.38	2.57	2.95	(0.36)	(0.62)	(0.98)
Year Ended 8/31/2017	$37.54	0.33	3.12	3.45	(0.31)	(0.12)	(0.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Balanced Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$55.44	21.13%	0.59%(c)	0.59%(c)	1.05%	124%	$723,074
Year Ended 8/31/2020	$48.15	18.00%	0.61%	0.61%	1.56%	140%	$573,567
Year Ended 8/31/2019	$42.60	5.14%	0.61%	0.61%	1.90%	119%	$377,342
Year Ended 8/31/2018	$42.88	8.01%	0.60%	0.60%	1.53%	76%	$308,783
Year Ended 8/31/2017	$40.88	9.96%	0.61%	0.61%	1.47%	63%	$190,322
Class R
Year Ended 8/31/2021	$54.92	20.40%	1.18%(c)	1.18%(c),(d)	0.47%	124%	$143,562
Year Ended 8/31/2020	$47.73	17.32%	1.20%	1.20%(d)	0.98%	140%	$134,948
Year Ended 8/31/2019	$42.23	4.50%	1.20%	1.20%	1.30%	119%	$127,735
Year Ended 8/31/2018	$42.53	7.36%	1.20%	1.20%(d)	0.91%	76%	$133,485
Year Ended 8/31/2017	$40.56	9.27%	1.22%	1.22%(d)	0.86%	63%	$136,478
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2021	45

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
46	Columbia Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Balanced Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
August 31, 2021
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
48	Columbia Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	244,582*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	691,523*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
August 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(7,559,262)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	773,370
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	765,804,932

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
50	Columbia Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Balanced Fund | Annual Report 2021	51

Notes to Financial Statements  (continued)
August 31, 2021
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
52	Columbia Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.57% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Balanced Fund | Annual Report 2021	53

Notes to Financial Statements  (continued)
August 31, 2021
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.09
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty).
The lease and the Guaranty expired on January 31, 2019 and the formal dissolution of SDC is being undertaken. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,460.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	5,320,021
Class C	—	1.00(b)	52,667

54	Columbia Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2021
Class A	1.08%
Advisor Class	0.83
Class C	1.83
Institutional Class	0.83
Institutional 2 Class	0.79
Institutional 3 Class	0.74
Class R	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
497,184	(497,184)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Balanced Fund | Annual Report 2021	55

Notes to Financial Statements  (continued)
August 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
58,906,315	316,318,159	375,224,474	106,018,402	161,466,663	267,485,065
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
145,552,765	482,311,342	—	2,838,744,128
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,950,392,829	2,848,224,689	(9,480,561)	2,838,744,128
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $10,355,616,873 and $10,477,964,605, respectively, for the year ended August 31, 2021, of which $6,158,741,534 and $6,349,573,258, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
56	Columbia Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia Balanced Fund | Annual Report 2021	57

Notes to Financial Statements  (continued)
August 31, 2021
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
58	Columbia Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 37.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Balanced Fund | Annual Report 2021	59

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Balanced Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
60	Columbia Balanced Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
43.07%	37.90%	0.39%	$559,626,842
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Balanced Fund | Annual Report 2021	61

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
62	Columbia Balanced Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Balanced Fund | Annual Report 2021	63

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
64	Columbia Balanced Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Balanced Fund | Annual Report 2021	65

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
66	Columbia Balanced Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Balanced Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Columbia Balanced Fund | Annual Report 2021	67

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
68	Columbia Balanced Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
Columbia Balanced Fund | Annual Report 2021	69

Approval of Management Agreement  (continued)

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
70	Columbia Balanced Fund | Annual Report 2021

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Columbia Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN120_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Contrarian Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Contrarian Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	32.15	17.00	16.08
	Including sales charges		24.54	15.62	15.39
Advisor Class*		11/08/12	32.47	17.29	16.38
Class C	Excluding sales charges	12/09/02	31.14	16.12	15.21
	Including sales charges		30.14	16.12	15.21
Institutional Class		12/14/92	32.47	17.29	16.37
Institutional 2 Class*		11/08/12	32.58	17.40	16.48
Institutional 3 Class*		11/08/12	32.64	17.46	16.54
Class R		09/27/10	31.83	16.70	15.80
Class V	Excluding sales charges	02/12/93	32.14	16.99	16.06
	Including sales charges		24.53	15.61	15.38
Russell 1000 Index			32.25	18.24	16.40
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Contrarian Core Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2021)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	14.4
Consumer Discretionary	9.4
Consumer Staples	4.7
Energy	2.4
Financials	11.6
Health Care	12.6
Industrials	8.6
Information Technology	30.4
Materials	3.8
Real Estate	1.0
Utilities	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Contrarian Core Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2021, the Fund’s Class A shares returned 32.15% excluding sales charges. The Fund slightly underperformed its benchmark, the Russell 1000 Index, which returned 32.25% for the same period.
Market overview
Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve (Fed) in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity and a return to normalcy. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, as well as significant progress on global vaccination efforts to combat the COVID-19 pandemic, provided a further boost to the economic outlook and drove market gains.
For much of 2020, growth had largely outperformed value due to low interest rates and accelerated digitization trends driven by work-from-home and other pandemic-related shifts. The vaccine news in late 2020, however, triggered a rotation away from growth into cyclically exposed companies that would benefit from an improving economy and a return to normalcy. Generally, investors purchased shares of those companies more sensitive to an anticipated economic re-opening and a societal shift from screens to services. Commentary in June by the Fed reaffirmed its commitment to stimulus efforts, driving volatility levels across equity markets to near pre-pandemic levels. In the ensuing rally, growth stocks once again reclaimed the title as market leaders and generally outperformed value stocks in the last three months of the period.
The Fund’s notable detractors during the period
•	The most significant detractor in terms of sector allocation was the Fund’s overweight to the materials sector, which was primarily a result of the Fund’s position in Newmont Corporation. Newmont, the world’s leading gold company, has been a strong performer for the Fund over time, but was held back during the period by the decline in the price of gold.
•	The overweight to information technology and the modest overweight to energy were also slight detractors.
•	While the Fund’s outperformers outnumbered laggards within technology, there were a few detractors within the FinTech/global payments area, such as Fidelity National Information Services, Inc. (FIS) and Mastercard.
○	Some investors seem to be concerned about incumbents in the FinTech/global payments space, including FIS, due to transitory weakness in their merchant business because of COVID-19. We believe, however, that the long-term growth rates should continue to accelerate with the strong traction of new offerings.
○	Mastercard’s stock has lagged materially since the start of COVID-19. We believe Mastercard remains a best-in-class compounder with a wide moat and the potential for further positive estimate revisions ahead.
•	Within communication services, Activision Blizzard was a relative detractor, based mostly, in our opinion, on the difficult comparisons to prior periods during which the stock was a significant beneficiary of the work-from-home environment. We believe this leading interactive video game maker is well positioned to benefit from the move from packaged sales to digital sales, which drives deeper player engagement and better understanding of the end customer.
The Fund’s notable contributors during the period
•	The Fund’s strong performance during the period was driven by stock selection within information technology and communication services.
○	Several of the Fund’s technology holdings were standouts but, unlike the previous fiscal year when tech heavyweights that benefited from the work-from-home environment performed best, the Fund’s semiconductor, data infrastructure and software company holdings were among the top relative contributors during the period.
○	Lam Research, NVIDIA, NXP Semiconductors, Intuit and Western Digital performed well, even in a difficult environment of supply chain concerns, due to a significant increase in demand for their products.
Columbia Contrarian Core Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	TE Connectivity was also a top performer among the Fund’s technology holdings. The company, with a highly differentiated industrial sector exposure, offers a broad range of connectivity and sensor solutions. The company’s technology is on every automotive platform in the world, including a very meaningful and longstanding relationship with Tesla.
○	In the communication services sector, Alphabet was the Fund’s best relative performer for the period. Advertising revenue growth for Google continued to be strong and the overhang of regulatory concerns for the company began to dissipate.
•	Most of the Fund’s positions in the materials sector performed well, including International Flavors & Fragrances, Nutrien and Corteva.
•	Stock selection in the industrials sector made strong contributions to the Fund during the period.
○	Carrier Global continued to post strong results and, toward the end of the period, announced the sale of Chubb for $3.1 billion. We believe this should help the company concentrate its portfolio on the longer term secular growth within the HVAC industry. The stock has appreciated considerably since Carrier was spun out from United Technologies last April. The HVAC industry has benefited from secular tailwinds from global warming, urbanization and the focus on sustainability.
○	Raytheon was also a solid relative contributor and posted excellent financial results, highlighted by strong execution in its Defence and Aerospace segments.
•	Contributions also came from the financials and health care sectors.
○	In financials, strong performance from Morgan Stanley and BlackRock continued and American Express’s results improved, as the company begins to recover from the global shutdown in travel and leisure spending.
○	In health care, the Fund added Eli Lilly during the period. Eli Lilly’s late-stage pipeline has been very visible in the news recently and we believe the company has one of the most durable growth profiles in the biopharma space.
•	From a sector allocation perspective, the Fund’s overweight to the financials sector was the largest positive contributor. The Fund’s largest average overweight was to the communication services sector, which was also beneficial. Underweights to the consumer staples and health care sectors also helped.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Contrarian Core Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,176.10	1,020.43	5.49	5.10	0.99
Advisor Class	1,000.00	1,000.00	1,177.40	1,021.71	4.11	3.81	0.74
Class C	1,000.00	1,000.00	1,171.40	1,016.61	9.63	8.94	1.74
Institutional Class	1,000.00	1,000.00	1,177.30	1,021.71	4.11	3.81	0.74
Institutional 2 Class	1,000.00	1,000.00	1,177.90	1,022.07	3.72	3.45	0.67
Institutional 3 Class	1,000.00	1,000.00	1,178.00	1,022.32	3.44	3.19	0.62
Class R	1,000.00	1,000.00	1,174.70	1,019.16	6.87	6.38	1.24
Class V	1,000.00	1,000.00	1,175.60	1,020.43	5.49	5.10	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Contrarian Core Fund | Annual Report 2021	7

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 14.2%
Entertainment 2.4%
Activision Blizzard, Inc.	1,922,528	158,358,631
Walt Disney Co. (The)(a)	856,200	155,229,060
Total		313,587,691
Interactive Media & Services 8.4%
Alphabet, Inc., Class A(a)	124,449	360,149,183
Alphabet, Inc., Class C(a)	132,140	384,426,974
Facebook, Inc., Class A(a)	961,399	364,735,553
Total		1,109,311,710
Media 2.1%
Comcast Corp., Class A	4,598,913	279,062,041
Wireless Telecommunication Services 1.3%
T-Mobile USA, Inc.(a)	1,234,083	169,094,053
Total Communication Services		1,871,055,495
Consumer Discretionary 9.3%
Hotels, Restaurants & Leisure 1.8%
Darden Restaurants, Inc.	436,201	65,713,681
McDonald’s Corp.	720,937	171,193,700
Total		236,907,381
Internet & Direct Marketing Retail 5.0%
Amazon.com, Inc.(a)	172,139	597,458,320
eBay, Inc.	890,632	68,347,099
Total		665,805,419
Specialty Retail 1.3%
Lowe’s Companies, Inc.	593,066	120,920,227
Ulta Beauty, Inc.(a)	114,723	44,433,365
Total		165,353,592
Textiles, Apparel & Luxury Goods 1.2%
Tapestry, Inc.(a)	2,870,015	115,719,005
Under Armour, Inc., Class A(a)	1,894,163	43,830,932
Total		159,549,937
Total Consumer Discretionary		1,227,616,329
Consumer Staples 4.6%
Food & Staples Retailing 1.5%
Sysco Corp.	2,544,998	202,709,091
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.4%
Mondelez International, Inc., Class A	2,973,062	184,537,958
Tobacco 1.7%
Philip Morris International, Inc.	2,130,317	219,422,651
Total Consumer Staples		606,669,700
Energy 2.4%
Oil, Gas & Consumable Fuels 2.4%
Canadian Natural Resources Ltd.	2,620,863	86,671,939
Chevron Corp.	1,591,074	153,968,231
EOG Resources, Inc.	1,139,725	76,954,232
Total		317,594,402
Total Energy		317,594,402
Financials 11.4%
Banks 3.1%
Bank of America Corp.	5,466,778	228,237,982
JPMorgan Chase & Co.	1,116,180	178,532,991
Total		406,770,973
Capital Markets 3.5%
BlackRock, Inc.	189,503	178,756,285
Morgan Stanley	1,277,023	133,359,512
State Street Corp.	1,659,226	154,158,687
Total		466,274,484
Consumer Finance 1.3%
American Express Co.	988,358	164,027,894
Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class B(a)	1,121,336	320,444,189
Insurance 1.1%
Aon PLC, Class A	514,563	147,607,542
Total Financials		1,505,125,082
Health Care 12.4%
Biotechnology 1.9%
Biogen, Inc.(a)	117,278	39,746,687
BioMarin Pharmaceutical, Inc.(a)	925,057	77,899,050
Vertex Pharmaceuticals, Inc.(a)	658,130	131,816,858
Total		249,462,595
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.9%
Abbott Laboratories	1,719,494	217,292,457
Baxter International, Inc.	695,203	52,988,373
Dentsply Sirona, Inc.	1,982,394	122,313,710
Medtronic PLC	1,488,141	198,637,061
Stryker Corp.	192,002	53,203,754
Total		644,435,355
Health Care Providers & Services 1.7%
Anthem, Inc.	261,967	98,271,681
Cigna Corp.	311,617	65,953,738
CVS Health Corp.	782,740	67,620,908
Total		231,846,327
Pharmaceuticals 3.9%
Eli Lilly & Co.	750,028	193,724,732
Johnson & Johnson	1,850,853	320,438,180
Total		514,162,912
Total Health Care		1,639,907,189
Industrials 8.5%
Aerospace & Defense 2.7%
Raytheon Technologies Corp.	4,175,614	353,925,043
Airlines 0.3%
Southwest Airlines Co.(a)	904,308	45,016,452
Building Products 1.2%
Carrier Global Corp.	2,826,132	162,785,203
Industrial Conglomerates 1.2%
Honeywell International, Inc.	673,720	156,242,405
Machinery 1.1%
Stanley Black & Decker, Inc.	715,615	138,306,911
Road & Rail 2.0%
Uber Technologies, Inc.(a)	2,927,866	114,596,675
Union Pacific Corp.	662,657	143,690,544
Total		258,287,219
Total Industrials		1,114,563,233
Information Technology 29.9%
Communications Equipment 1.1%
Cisco Systems, Inc.	2,376,122	140,238,720
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.0%
TE Connectivity Ltd.	1,777,428	267,005,234
IT Services 5.5%
Akamai Technologies, Inc.(a)	460,572	52,159,779
Fidelity National Information Services, Inc.	859,615	109,833,009
Fiserv, Inc.(a)	1,612,689	189,958,637
MasterCard, Inc., Class A	625,499	216,566,519
PayPal Holdings, Inc.(a)	529,293	152,785,717
Total		721,303,661
Semiconductors & Semiconductor Equipment 2.9%
Lam Research Corp.	187,054	113,134,000
Marvell Technology, Inc.	1,301,554	79,642,089
NVIDIA Corp.	873,474	195,527,155
Total		388,303,244
Software 12.4%
Adobe, Inc.(a)	299,551	198,811,999
Autodesk, Inc.(a)	436,636	135,396,457
Intuit, Inc.	326,998	185,116,838
Microsoft Corp.	2,866,481	865,333,284
Palo Alto Networks, Inc.(a)	357,153	164,661,819
Splunk, Inc.(a)	599,882	91,703,962
Total		1,641,024,359
Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc.	4,879,573	740,865,569
Western Digital Corp.(a)	743,121	46,965,247
Total		787,830,816
Total Information Technology		3,945,706,034
Materials 3.8%
Chemicals 3.3%
Air Products & Chemicals, Inc.	121,818	32,831,169
Corteva, Inc.	2,586,307	113,719,919
International Flavors & Fragrances, Inc.	1,158,396	175,496,994
Nutrien Ltd.	841,794	51,088,478
Sherwin-Williams Co. (The)	186,242	56,556,108
Total		429,692,668
Metals & Mining 0.5%
Newmont Corp.	1,130,107	65,534,905
Total Materials		495,227,573

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
American Tower Corp.	456,901	133,492,765
Total Real Estate		133,492,765
Utilities 1.1%
Electric Utilities 1.1%
American Electric Power Co., Inc.	1,622,472	145,324,817
Total Utilities		145,324,817
Total Common Stocks (Cost $6,731,956,374)		13,002,282,619

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(b),(c)	101,175,064	101,164,946
Total Money Market Funds (Cost $101,164,922)		101,164,946
Total Investments in Securities (Cost: $6,833,121,296)		13,103,447,565
Other Assets & Liabilities, Net		79,240,017
Net Assets		13,182,687,582

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	67,189,617	2,467,480,304	(2,433,493,816)	(11,159)	101,164,946	7,265	78,618	101,175,064
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,871,055,495	—	—	1,871,055,495
Consumer Discretionary	1,227,616,329	—	—	1,227,616,329
Consumer Staples	606,669,700	—	—	606,669,700
Energy	317,594,402	—	—	317,594,402
Financials	1,505,125,082	—	—	1,505,125,082
Health Care	1,639,907,189	—	—	1,639,907,189
Industrials	1,114,563,233	—	—	1,114,563,233
Information Technology	3,945,706,034	—	—	3,945,706,034
Materials	495,227,573	—	—	495,227,573
Real Estate	133,492,765	—	—	133,492,765
Utilities	145,324,817	—	—	145,324,817
Total Common Stocks	13,002,282,619	—	—	13,002,282,619
Money Market Funds	101,164,946	—	—	101,164,946
Total Investments in Securities	13,103,447,565	—	—	13,103,447,565
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2021	11

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,731,956,374)	$13,002,282,619
Affiliated issuers (cost $101,164,922)	101,164,946
Receivable for:
Investments sold	144,034,396
Capital shares sold	5,010,830
Dividends	13,597,825
Prepaid expenses	129,496
Trustees’ deferred compensation plan	946,539
Total assets	13,267,166,651
Liabilities
Payable for:
Investments purchased	74,483,890
Capital shares purchased	7,348,037
Management services fees	218,502
Distribution and/or service fees	32,735
Transfer agent fees	1,232,240
Compensation of board members	47,926
Compensation of chief compliance officer	547
Other expenses	168,653
Trustees’ deferred compensation plan	946,539
Total liabilities	84,479,069
Net assets applicable to outstanding capital stock	$13,182,687,582
Represented by
Paid in capital	5,669,625,119
Total distributable earnings (loss)	7,513,062,463
Total - representing net assets applicable to outstanding capital stock	$13,182,687,582
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$2,061,800,569
Shares outstanding	56,432,621
Net asset value per share	$36.54
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$38.77
Advisor Class
Net assets	$704,252,747
Shares outstanding	18,679,086
Net asset value per share	$37.70
Class C
Net assets	$552,046,579
Shares outstanding	17,147,735
Net asset value per share	$32.19
Institutional Class
Net assets	$5,311,381,550
Shares outstanding	143,858,097
Net asset value per share	$36.92
Institutional 2 Class
Net assets	$858,819,974
Shares outstanding	22,791,395
Net asset value per share	$37.68
Institutional 3 Class
Net assets	$3,338,749,156
Shares outstanding	88,523,619
Net asset value per share	$37.72
Class R
Net assets	$143,336,368
Shares outstanding	3,925,335
Net asset value per share	$36.52
Class V
Net assets	$212,300,639
Shares outstanding	5,881,725
Net asset value per share	$36.09
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$38.29
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2021	13

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$151,979,762
Dividends — affiliated issuers	78,618
Interfund lending	421
Foreign taxes withheld	(1,372,457)
Total income	150,686,344
Expenses:
Management services fees	71,031,504
Distribution and/or service fees
Class A	4,521,694
Class C	5,399,366
Class R	661,709
Class V	473,249
Transfer agent fees
Class A	2,346,819
Advisor Class	842,437
Class C	701,021
Institutional Class	6,108,703
Institutional 2 Class	421,433
Institutional 3 Class	180,092
Class R	171,738
Class V	245,620
Compensation of board members	164,651
Custodian fees	53,695
Printing and postage fees	351,584
Registration fees	227,069
Audit fees	29,500
Legal fees	180,540
Interest on interfund lending	83
Compensation of chief compliance officer	3,275
Other	363,350
Total expenses	94,479,132
Expense reduction	(7,235)
Total net expenses	94,471,897
Net investment income	56,214,447
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,433,958,561
Investments — affiliated issuers	7,265
Foreign currency translations	(7,982)
Net realized gain	1,433,957,844
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,820,979,409
Investments — affiliated issuers	(11,159)
Net change in unrealized appreciation (depreciation)	1,820,968,250
Net realized and unrealized gain	3,254,926,094
Net increase in net assets resulting from operations	$3,311,140,541
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$56,214,447	$81,528,110
Net realized gain	1,433,957,844	723,669,357
Net change in unrealized appreciation (depreciation)	1,820,968,250	1,296,233,854
Net increase in net assets resulting from operations	3,311,140,541	2,101,431,321
Distributions to shareholders
Net investment income and net realized gains
Class A	(121,933,982)	(89,291,280)
Advisor Class	(44,172,711)	(34,154,954)
Class C	(40,970,431)	(31,074,333)
Institutional Class	(327,244,245)	(232,243,370)
Institutional 2 Class	(52,880,480)	(37,971,604)
Institutional 3 Class	(191,447,614)	(129,307,199)
Class R	(8,820,479)	(6,747,248)
Class V	(13,110,291)	(8,881,604)
Total distributions to shareholders	(800,580,233)	(569,671,592)
Increase (decrease) in net assets from capital stock activity	220,109,742	(819,268,273)
Total increase in net assets	2,730,670,050	712,491,456
Net assets at beginning of year	10,452,017,532	9,739,526,076
Net assets at end of year	$13,182,687,582	$10,452,017,532
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,207,783	263,211,026	6,518,136	168,029,494
Distributions reinvested	3,825,008	112,722,971	3,240,240	83,338,985
Redemptions	(10,935,142)	(346,698,701)	(15,974,483)	(409,096,191)
Net increase (decrease)	1,097,649	29,235,296	(6,216,107)	(157,727,712)
Advisor Class
Subscriptions	4,253,055	141,742,720	4,149,763	109,075,546
Distributions reinvested	1,400,438	42,517,289	1,232,835	32,583,826
Redemptions	(6,109,142)	(206,309,952)	(9,568,268)	(254,229,730)
Net decrease	(455,649)	(22,049,943)	(4,185,670)	(112,570,358)
Class C
Subscriptions	1,524,554	43,303,748	1,849,103	41,932,095
Distributions reinvested	1,503,216	39,248,973	1,227,901	28,278,555
Redemptions	(6,541,940)	(184,574,174)	(7,007,506)	(162,219,151)
Net decrease	(3,514,170)	(102,021,453)	(3,930,502)	(92,008,501)
Institutional Class
Subscriptions	20,159,310	642,463,808	19,780,676	510,861,111
Distributions reinvested	10,263,303	305,128,008	8,293,675	214,972,052
Redemptions	(27,245,363)	(877,443,216)	(41,468,758)	(1,074,833,057)
Net increase (decrease)	3,177,250	70,148,600	(13,394,407)	(348,999,894)
Institutional 2 Class
Subscriptions	5,224,951	171,256,732	3,827,973	100,615,453
Distributions reinvested	1,742,501	52,832,640	1,435,491	37,896,953
Redemptions	(5,517,999)	(181,402,077)	(8,305,184)	(220,747,047)
Net increase (decrease)	1,449,453	42,687,295	(3,041,720)	(82,234,641)
Institutional 3 Class
Subscriptions	18,037,556	579,266,441	19,120,373	492,358,751
Distributions reinvested	4,752,273	144,183,977	3,577,079	94,470,658
Redemptions	(15,394,023)	(512,019,370)	(22,631,525)	(591,128,111)
Net increase (decrease)	7,395,806	211,431,048	65,927	(4,298,702)
Class R
Subscriptions	544,807	17,453,631	565,967	14,744,943
Distributions reinvested	294,359	8,686,521	243,321	6,267,954
Redemptions	(1,106,598)	(35,520,408)	(1,520,160)	(38,825,607)
Net decrease	(267,432)	(9,380,256)	(710,872)	(17,812,710)
Class V
Subscriptions	114,209	3,357,298	89,875	2,274,120
Distributions reinvested	322,454	9,389,850	249,825	6,353,064
Redemptions	(401,460)	(12,687,993)	(475,097)	(12,242,939)
Net increase (decrease)	35,203	59,155	(135,397)	(3,615,755)
Total net increase (decrease)	8,918,110	220,109,742	(31,548,748)	(819,268,273)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Annual Report 2021

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Columbia Contrarian Core Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$29.79	0.09	8.94	9.03	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.48	0.18	5.65	5.83	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$27.19	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.29	0.19	3.25	3.44	(0.15)	(0.17)	(0.32)
Advisor Class
Year Ended 8/31/2021	$30.66	0.18	9.21	9.39	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$26.19	0.25	5.80	6.05	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.89	0.29	0.19	0.48	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$26.02	0.25	3.13	3.38	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.81	0.26	3.33	3.59	(0.21)	(0.17)	(0.38)
Class C
Year Ended 8/31/2021	$26.53	(0.13)	7.90	7.77	—	(2.11)	(2.11)
Year Ended 8/31/2020	$22.84	(0.02)	5.04	5.02	(0.04)	(1.29)	(1.33)
Year Ended 8/31/2019	$24.57	0.04	0.15	0.19	(0.02)	(1.90)	(1.92)
Year Ended 8/31/2018	$23.09	(0.01)	2.76	2.75	—	(1.27)	(1.27)
Year Ended 8/31/2017	$20.28	0.01	2.97	2.98	(0.00)(e)	(0.17)	(0.17)
Institutional Class
Year Ended 8/31/2021	$30.07	0.18	9.02	9.20	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$25.71	0.24	5.70	5.94	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.42	0.29	0.18	0.47	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$25.61	0.25	3.07	3.32	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.45	0.25	3.29	3.54	(0.21)	(0.17)	(0.38)
Institutional 2 Class
Year Ended 8/31/2021	$30.64	0.20	9.21	9.41	(0.26)	(2.11)	(2.37)
Year Ended 8/31/2020	$26.17	0.27	5.80	6.07	(0.31)	(1.29)	(1.60)
Year Ended 8/31/2019	$27.88	0.32	0.18	0.50	(0.31)	(1.90)	(2.21)
Year Ended 8/31/2018	$26.01	0.28	3.13	3.41	(0.27)	(1.27)	(1.54)
Year Ended 8/31/2017	$22.80	0.28	3.33	3.61	(0.23)	(0.17)	(0.40)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$36.54	32.15%	1.00%(c)	1.00%(c),(d)	0.29%	47%	$2,061,801
Year Ended 8/31/2020	$29.79	23.80%	1.02%	1.02%(d)	0.67%	51%	$1,648,211
Year Ended 8/31/2019	$25.48	2.49%	1.03%(c)	1.03%(c)	0.91%	53%	$1,568,622
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02%(d)	0.70%	63%	$1,912,203
Year Ended 8/31/2017	$25.41	15.61%	1.04%	1.04%(d)	0.82%	52%	$1,941,062
Advisor Class
Year Ended 8/31/2021	$37.70	32.47%	0.75%(c)	0.75%(c),(d)	0.54%	47%	$704,253
Year Ended 8/31/2020	$30.66	24.06%	0.77%	0.77%(d)	0.92%	51%	$586,655
Year Ended 8/31/2019	$26.19	2.74%	0.78%(c)	0.78%(c)	1.16%	53%	$610,686
Year Ended 8/31/2018	$27.89	13.39%	0.77%	0.77%(d)	0.95%	63%	$743,515
Year Ended 8/31/2017	$26.02	15.91%	0.80%	0.80%(d)	1.07%	52%	$596,704
Class C
Year Ended 8/31/2021	$32.19	31.14%	1.75%(c)	1.75%(c),(d)	(0.45%)	47%	$552,047
Year Ended 8/31/2020	$26.53	22.85%	1.77%	1.77%(d)	(0.08%)	51%	$548,126
Year Ended 8/31/2019	$22.84	1.73%	1.78%(c)	1.78%(c)	0.16%	53%	$561,716
Year Ended 8/31/2018	$24.57	12.23%	1.77%	1.77%(d)	(0.05%)	63%	$708,041
Year Ended 8/31/2017	$23.09	14.80%	1.79%	1.79%(d)	0.07%	52%	$748,148
Institutional Class
Year Ended 8/31/2021	$36.92	32.47%	0.75%(c)	0.75%(c),(d)	0.54%	47%	$5,311,382
Year Ended 8/31/2020	$30.07	24.08%	0.77%	0.77%(d)	0.92%	51%	$4,230,127
Year Ended 8/31/2019	$25.71	2.75%	0.78%(c)	0.78%(c)	1.16%	53%	$3,961,440
Year Ended 8/31/2018	$27.42	13.37%	0.77%	0.77%(d)	0.95%	63%	$4,889,699
Year Ended 8/31/2017	$25.61	15.95%	0.80%	0.80%(d)	1.07%	52%	$4,958,099
Institutional 2 Class
Year Ended 8/31/2021	$37.68	32.58%	0.68%(c)	0.68%(c)	0.61%	47%	$858,820
Year Ended 8/31/2020	$30.64	24.19%	0.69%	0.69%	1.00%	51%	$653,968
Year Ended 8/31/2019	$26.17	2.81%	0.68%(c)	0.68%(c)	1.25%	53%	$638,213
Year Ended 8/31/2018	$27.88	13.50%	0.68%	0.68%	1.04%	63%	$894,849
Year Ended 8/31/2017	$26.01	16.05%	0.69%	0.69%	1.17%	52%	$779,002
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$30.67	0.22	9.21	9.43	(0.27)	(2.11)	(2.38)
Year Ended 8/31/2020	$26.19	0.28	5.81	6.09	(0.32)	(1.29)	(1.61)
Year Ended 8/31/2019	$27.89	0.33	0.19	0.52	(0.32)	(1.90)	(2.22)
Year Ended 8/31/2018	$26.03	0.29	3.12	3.41	(0.28)	(1.27)	(1.55)
Year Ended 8/31/2017	$22.81	0.30	3.33	3.63	(0.24)	(0.17)	(0.41)
Class R
Year Ended 8/31/2021	$29.78	0.01	8.94	8.95	(0.10)	(2.11)	(2.21)
Year Ended 8/31/2020	$25.48	0.11	5.64	5.75	(0.16)	(1.29)	(1.45)
Year Ended 8/31/2019	$27.18	0.16	0.19	0.35	(0.15)	(1.90)	(2.05)
Year Ended 8/31/2018	$25.41	0.12	3.04	3.16	(0.12)	(1.27)	(1.39)
Year Ended 8/31/2017	$22.29	0.14	3.25	3.39	(0.10)	(0.17)	(0.27)
Class V
Year Ended 8/31/2021	$29.45	0.09	8.83	8.92	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.22	0.17	5.58	5.75	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$26.93	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.18	0.18	3.02	3.20	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.09	0.19	3.22	3.41	(0.15)	(0.17)	(0.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$37.72	32.64%	0.63%(c)	0.63%(c)	0.66%	47%	$3,338,749
Year Ended 8/31/2020	$30.67	24.26%	0.64%	0.64%	1.05%	51%	$2,487,886
Year Ended 8/31/2019	$26.19	2.90%	0.64%(c)	0.64%(c)	1.30%	53%	$2,123,062
Year Ended 8/31/2018	$27.89	13.50%	0.63%	0.63%	1.10%	63%	$2,101,809
Year Ended 8/31/2017	$26.03	16.14%	0.65%	0.65%	1.23%	52%	$1,574,824
Class R
Year Ended 8/31/2021	$36.52	31.83%	1.25%(c)	1.25%(c),(d)	0.04%	47%	$143,336
Year Ended 8/31/2020	$29.78	23.47%	1.27%	1.27%(d)	0.42%	51%	$124,853
Year Ended 8/31/2019	$25.48	2.24%	1.28%(c)	1.28%(c)	0.66%	53%	$124,951
Year Ended 8/31/2018	$27.18	12.78%	1.27%	1.27%(d)	0.45%	63%	$145,912
Year Ended 8/31/2017	$25.41	15.34%	1.29%	1.29%(d)	0.57%	52%	$132,392
Class V
Year Ended 8/31/2021	$36.09	32.14%	1.00%(c)	1.00%(c),(d)	0.29%	47%	$212,301
Year Ended 8/31/2020	$29.45	23.73%	1.02%	1.02%(d)	0.67%	51%	$172,192
Year Ended 8/31/2019	$25.22	2.52%	1.03%(c)	1.03%(c)	0.91%	53%	$150,836
Year Ended 8/31/2018	$26.93	13.09%	1.02%	1.02%(d)	0.70%	63%	$163,335
Year Ended 8/31/2017	$25.18	15.61%	1.04%	1.04%(d)	0.82%	52%	$154,392
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2021	21

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Contrarian Core Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2021, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.555% as the Fund’s net assets increase. Prior to July 1, 2021, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.77% to 0.57% as the Fund’s net assets increased. The effective management services fee rate for the year ended August 31, 2021 was 0.607% of the Fund’s average daily net assets.
24	Columbia Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $7,235.
Columbia Contrarian Core Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,507,009
Class C	—	1.00(b)	10,959
Class V	5.75	0.50 - 1.00(a)	2,362

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.03%	1.03%
Advisor Class	0.78	0.78
Class C	1.78	1.78
Institutional Class	0.78	0.78
Institutional 2 Class	0.71	0.69
Institutional 3 Class	0.66	0.64
Class R	1.28	1.28
Class V	1.03	1.03
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(7,981)	7,981	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Contrarian Core Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
75,522,227	725,058,006	800,580,233	121,528,130	448,143,462	569,671,592
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
205,178,704	1,065,940,928	—	6,242,929,892
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,860,517,673	6,257,824,137	(14,894,245)	6,242,929,892
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,414,275,169 and $6,020,408,999, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	4,400,000	0.68	1
Lender	6,900,000	0.73	3
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Columbia Contrarian Core Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
August 31, 2021
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2021, one unaffiliated shareholder of record owned 12.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
30	Columbia Contrarian Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Contrarian Core Fund | Annual Report 2021	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Core Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Contrarian Core Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
89.14%	86.72%	$1,145,200,771
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Contrarian Core Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
34	Columbia Contrarian Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Contrarian Core Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
36	Columbia Contrarian Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Contrarian Core Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia Contrarian Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Contrarian Core Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Columbia Contrarian Core Fund | Annual Report 2021	39

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
40	Columbia Contrarian Core Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
Columbia Contrarian Core Fund | Annual Report 2021	41

Approval of Management Agreement  (continued)

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. The Board also considered the benefits of the proposed additional breakpoints to the Fund’s current fee rate schedule (the Proposed Additional Breakpoints).
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. In this regard, the Board noted the Proposed Additional Breakpoints.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
42	Columbia Contrarian Core Fund | Annual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN133_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Emerging Markets Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Emerging Markets Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since 2020
Darren Powell, CFA
Portfolio Manager
Managed Fund since March 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	23.40	14.08	7.42
	Including sales charges		16.31	12.74	6.78
Advisor Class*		03/19/13	23.65	14.37	7.69
Class C	Excluding sales charges	09/28/07	22.45	13.23	6.62
	Including sales charges		21.45	13.23	6.62
Institutional Class		01/02/98	23.70	14.36	7.69
Institutional 2 Class*		11/08/12	23.77	14.53	7.83
Institutional 3 Class*		11/08/12	23.84	14.56	7.88
Class R		09/27/10	23.04	13.80	7.17
MSCI Emerging Markets Index (Net)			21.12	10.40	4.85
MSCI EAFE Index (Net)			26.12	9.72	7.34
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Emerging Markets Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	12.5
Consumer Discretionary	21.5
Consumer Staples	2.5
Energy	3.6
Financials	17.5
Health Care	8.1
Industrials	4.9
Information Technology	25.3
Materials	1.2
Real Estate	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2021)
Argentina	2.4
Brazil	7.8
Canada	0.4
China	26.5
Hong Kong	3.1
Hungary	1.6
India	12.3
Indonesia	3.6
Kazakhstan	0.4
Luxembourg	0.2
Country breakdown (%) (at August 31, 2021)
Philippines	0.5
Poland	1.4
Russian Federation	8.0
South Africa	2.2
South Korea	12.3
Taiwan	12.8
Thailand	0.6
United States(a)	3.3
Uruguay	0.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2021, the Fund’s Class A shares returned 23.40% excluding sales charges. The Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned 21.12% for the same period, while developed international markets returned 26.12% as gauged by the MSCI EAFE Index (Net).
Market overview
The period was marked by continued strong performance across emerging markets (EM) equities but was not without volatility. EM equities climbed higher in the early months of the period, benefiting from COVID-19 vaccine optimism and the continued increase in economic activity. The asset class was also supported by hopes for further stimulus measures, indications that the U.S. Federal Reserve would keep interest rates low, the election of Democratic candidate Joe Biden in the U.S. presidential election and a weaker U.S. dollar. Chinese equities started the period with strong momentum given positive company earnings, the pick-up in economic activity and the unveiling of the 14th Five-Year Plan for China’s social and economic development.
EM equities rose marginally during the first quarter of 2021. The ongoing economic recovery continued to drive sentiment, along with hopes for further U.S. fiscal stimulus and expanded vaccine rollouts. But inflation concerns, U.S. dollar strength and a resurgence of COVID-19 cases in several countries subsequently weighed on markets. The market sold off toward the end of the quarter on expectations for monetary policy normalization alongside regulatory and geopolitical uncertainty. Nonetheless, economic data remained robust, in large part due to the durability of China’s recovery from the pandemic.
In the summer of 2021, although regulatory headwinds from China dominated headlines and broader market sentiment, EM equities bounced back to post positive returns in August.
There was significant dispersion in performance across individual emerging markets over the 12-month period, with performance led by Taiwan, India and South Korea. Taiwan saw a slew of positive financial results in its technology sector, while Indian equities benefited from declining virus caseloads and the easing of social distancing restrictions. South Korea was among 15 Asia-Pacific signatories to an agreement forming the world’s largest trading bloc, with sentiment further boosted by progress on vaccinations.
The only EM country to have a negative return for the 12-month period was China. In the summer of 2021, heightened regulatory scrutiny in certain sectors began to hold back market returns. In particular, education reforms announced in July surprised markets and led to a sell-off. Beijing attempted to counter market concerns, as regulators met with leading global investment banks to emphasize respect for capital markets while indicating an openness to grandfathering policies and structures for listed companies. At the very end of the period, Chinese policymakers again spurred market jitters by announcing stricter limits on the time minors will be permitted to play online video games.
The Fund’s most notable contributors during the period
•	The Fund’s outperformance during the period was attributable to strong stock selection across a wide range of both sectors and countries, as well as positive sector and country allocation.
•	The largest positive impact on performance relative to the benchmark came from stock selection within the health care sector, followed by selection in financials, communications services, information technology and industrials.
•	By country, the Fund’s stock selection in South Korea had the largest positive impact, followed by selection in Taiwan and India.
•	Country allocation was also favorable, most notably the Fund’s underweight to China. Off-benchmark allocations to Singapore and Hong Kong were notable positive contributors, as were overweights to Argentina, Brazil, Hungary and India.
•	Individual stocks that contributed notably included Li Ning Company Limited, China’s top domestic sports apparel brand, which has benefited from a Chinese consumer backlash against foreign brands. At period end, we believed the company was well-positioned to benefit long term from rising consumption in China.
Columbia Emerging Markets Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Shares of Azul, a Brazilian airline with a dominant market share domestically, suffered due to COVID-19 at various times during the period but moved higher over the full 12 months on positive news around vaccines and a potential revival in travel and tourism.
•	Shares of Russian fintech company TCS Group were supported in the period by strong profits driven by ongoing customer growth, successful new product launches and rising demand across its product range.
The Fund’s notable detractors during the period
•	While stock selection was broadly positive, it detracted from relative performance within the consumer discretionary, materials and energy sectors.
•	In country terms, stock selection within Brazil detracted the most from relative results, followed by selection in China. Selection within Russia and South Africa detracted to a modest extent as well.
•	The Fund’s underweight to Taiwan and its overweight to Indonesia were among the few detractors with respect to country allocation.
•	With respect to individual positions held by the Fund, shares of PT Bank Central Asia, which provides banking and related services in Indonesia, fell on macro concerns when the government reimposed COVID-19 restrictions.
•	Shares of Alibaba, the leading Chinese e-commerce company, began to fall in late 2020 on concerns surrounding tighter regulations which may force the company to make significant adjustments to its business practices.
•	Results for Afya, a Brazilian educational service provider for medical students, have been challenged by both increasing competition and a shrinking market driven by the medical mergers and acquisitions landscape in Brazil.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Emerging Markets Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	978.90	1,018.24	7.16	7.30	1.42
Advisor Class	1,000.00	1,000.00	979.90	1,019.52	5.90	6.02	1.17
Class C	1,000.00	1,000.00	975.20	1,014.42	10.92	11.14	2.17
Institutional Class	1,000.00	1,000.00	980.20	1,019.52	5.90	6.02	1.17
Institutional 2 Class	1,000.00	1,000.00	980.80	1,020.08	5.35	5.46	1.06
Institutional 3 Class	1,000.00	1,000.00	980.90	1,020.28	5.15	5.25	1.02
Class R	1,000.00	1,000.00	977.50	1,016.97	8.41	8.58	1.67
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Fund | Annual Report 2021	7

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.9%
Issuer	Shares	Value ($)
Argentina 2.5%
Globant SA(a)	59,032	19,024,833
MercadoLibre, Inc.(a)	20,898	39,025,970
Total		58,050,803
Brazil 6.6%
Afya Ltd., Class A(a)	526,037	11,351,879
Arco Platform Ltd., Class A(a)	178,076	4,305,878
Banco BTG Pactual SA	3,291,100	18,095,067
Hapvida Participacoes e Investimentos SA	1,567,107	4,449,047
Itaú Unibanco Holding SA, ADR	1,396,498	8,281,233
Localiza Rent a Car SA	1,463,323	15,726,166
Locaweb Servicos de Internet SA	3,621,760	17,195,445
Magazine Luiza SA	3,435,642	12,079,363
Notre Dame Intermedica Participacoes SA	540,975	8,315,288
Pagseguro Digital Ltd., Class A(a)	397,763	23,654,966
Stone Co., Ltd., Class A(a)	253,161	11,782,113
XP, Inc., Class A(a)	399,908	19,455,524
Total		154,691,969
Canada 0.4%
Parex Resources, Inc.(a)	634,146	9,771,171
China 26.7%
Alibaba Group Holding Ltd., ADR(a)	550,432	91,916,640
BeiGene Ltd., ADR(a)	19,358	5,968,071
Bilibili, Inc., ADR(a)	128,376	10,299,606
Burning Rock Biotech Ltd., ADR(a)	199,181	3,710,742
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Tourism Group Duty Free Corp., Ltd., Class A	289,951	10,253,156
Country Garden Services Holdings Co., Ltd.	5,566,000	42,472,545
Everest Medicines Ltd.(a)	1,161,000	7,175,832
Glodon Co., Ltd., Class A	549,215	4,918,501
JD.com, Inc., ADR(a)	599,574	47,102,533
Jinke Smart Services Group Co., Ltd., Class H	1,858,700	11,953,180
Kingdee International Software Group Co., Ltd.(a)	3,072,000	11,186,309
Kweichow Moutai Co., Ltd., Class A	46,048	11,110,008
Li Ning Co., Ltd.	2,357,500	31,613,563
Medlive Technology Co., Ltd.(a),(d)	1,262,573	5,340,909
Meituan, Class B(a)	313,000	10,008,041
Common Stocks (continued)
Issuer	Shares	Value ($)
Midea Group Co., Ltd., Class A	878,653	8,979,181
NetEase, Inc., ADR	132,593	12,917,210
New Horizon Health Ltd.(a)	1,420,500	8,697,225
Ping An Insurance Group Co. of China Ltd., Class H	1,584,500	12,268,915
Shenzhou International Group Holdings Ltd.	907,300	19,666,750
Silergy Corp.	117,000	16,733,171
Skshu Paint Co., Ltd.	567,926	12,802,754
Songcheng Performance Development Co., Ltd., Class A	6,834,251	16,152,555
Tencent Holdings Ltd.	1,768,500	109,227,510
WuXi AppTec Co., Ltd., Class H	1,466,702	29,250,519
WuXi Biologics Cayman, Inc.(a)	2,788,000	43,163,697
Xpeng, Inc., ADR(a)	521,145	22,148,663
Zai Lab Ltd., ADR(a)	78,603	11,358,134
Total		628,395,921
Hong Kong 3.1%
AIA Group Ltd.	1,983,800	23,688,015
Galaxy Entertainment Group Ltd.(a)	831,000	5,328,039
Techtronic Industries Co., Ltd.	1,996,264	44,181,757
Total		73,197,811
Hungary 1.6%
OTP Bank Nyrt(a)	489,061	29,535,265
Richter Gedeon Nyrt	254,095	7,615,638
Total		37,150,903
India 12.3%
Apollo Hospitals Enterprise Ltd.	320,951	21,813,532
Asian Paints Ltd.	315,428	13,817,783
AU Small Finance Bank Ltd.(a)	777,505	12,010,799
Avenue Supermarts Ltd.(a)	258,527	13,988,434
Bajaj Finance Ltd.	215,581	22,146,318
Balkrishna Industries Ltd.	322,859	10,131,159
Cholamandalam Investment and Finance Co., Ltd.	1,324,598	10,033,780
Divi’s Laboratories Ltd.	147,917	10,472,785
Dixon Technologies India Ltd.(a)	368,422	20,948,724
Eicher Motors Ltd.	273,726	10,021,643
HDFC Bank Ltd., ADR	308,010	24,120,263
HDFC Life Insurance Co., Ltd.	1,113,092	10,926,046
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
InterGlobe Aviation Ltd.(a)	363,355	9,472,097
Jubilant Foodworks Ltd.	145,684	7,954,503
Kotak Mahindra Bank Ltd.	532,148	12,752,109
Mindtree Ltd.	420,011	20,835,823
PVR Ltd.(a)	431,222	7,808,649
Reliance Industries Ltd.	1,303,063	40,206,316
SBI Cards & Payment Services Ltd.(a)	721,897	11,262,771
Total		290,723,534
Indonesia 3.6%
PT Ace Hardware Indonesia Tbk	69,304,200	6,739,467
PT Bank BTPN Syariah Tbk	40,172,500	7,878,849
PT Bank Central Asia Tbk	12,671,000	29,085,216
PT Bank Jago Tbk(a)	7,560,000	8,037,945
PT Bank Rakyat Indonesia Persero Tbk	123,477,200	33,956,866
Total		85,698,343
Kazakhstan 0.4%
Kaspi.KZ JSC, GDR(b),(c),(d)	85,683	9,802,135
Luxembourg 0.2%
Global Fashion Group SA(a)	398,341	5,074,981
Philippines 0.5%
Ayala Land, Inc.	16,369,900	11,105,208
Poland 1.4%
Allegro.eu SA(a)	510,966	9,473,179
Dino Polska SA(a)	286,463	24,277,349
Total		33,750,528
Russian Federation 8.0%
Detsky Mir PJSC	5,592,360	10,589,828
Fix Price Group Ltd., GDR(a),(d)	2,678,663	25,005,319
Lukoil PJSC, ADR	382,714	32,415,489
Ozon Holdings PLC, ADR(a)	368,021	19,372,625
Sberbank of Russia PJSC, ADR	2,361,016	42,165,151
TCS Group Holding PLC, GDR	274,083	24,240,898
Yandex NV, Class A(a)	453,173	34,849,004
Total		188,638,314
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 2.2%
Capitec Bank Holdings Ltd.	113,763	14,861,925
Clicks Group Ltd.	383,055	7,978,461
Naspers Ltd., Class N	162,900	28,106,616
Total		50,947,002
South Korea 11.4%
Coupang, Inc.(a)	293,329	8,788,137
Ecopro BM Co., Ltd.	43,376	11,946,504
Kakao Corp.	204,667	27,308,903
KakaoBank Corp.(a)	26,906	1,946,969
NAVER Corp.	65,572	24,827,995
Pearl Abyss Corp.(a)	159,560	12,969,045
Samsung Biologics Co., Ltd.(a)	23,059	19,167,004
Samsung Electro-Mechanics Co., Ltd.	148,261	23,527,244
Samsung Electronics Co., Ltd.	1,385,099	91,441,783
Samsung SDI Co., Ltd.	38,356	26,142,962
SK Hynix, Inc.	214,457	19,635,774
Total		267,702,320
Taiwan 12.8%
Delta Electronics	1,438,000	14,007,486
Hon Hai Precision Industry Co., Ltd.	4,612,000	18,417,148
MediaTek, Inc.	1,386,000	44,944,143
Sea Ltd. ADR(a)	137,808	46,623,202
Taiwan Semiconductor Manufacturing Co., Ltd.	7,710,048	169,121,745
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	77,001	9,163,889
Total		302,277,613
Thailand 0.6%
Muangthai Capital PCL, Foreign Registered Shares	7,553,800	15,154,224
Uruguay 0.6%
Dlocal Ltd.(a)	234,521	15,009,344
Total Common Stocks (Cost $1,236,858,060)		2,237,142,124

Preferred Stocks 2.3%
Issuer	Shares	Value ($)
Brazil 1.3%
Azul SA(a)	4,245,063	31,007,974

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Preferred Stocks (continued)
Issuer	Shares	Value ($)
South Korea 1.0%
Samsung Electronics Co., Ltd.	388,057	23,658,464
Total Preferred Stocks (Cost $32,654,101)		54,666,438

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(e),(f)	77,647,059	77,639,295
Total Money Market Funds (Cost $77,639,295)		77,639,295
Total Investments in Securities (Cost $1,347,151,456)		2,369,447,857
Other Assets & Liabilities, Net		(11,668,260)
Net Assets		$2,357,779,597
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $9,802,136, which represents 0.42% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $40,148,363, which represents 1.70% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	1,772,051	650,183,170	(574,315,920)	(6)	77,639,295	(1,362)	32,229	77,647,059
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	58,050,803	—	—	58,050,803
Brazil	154,691,969	—	—	154,691,969
Canada	9,771,171	—	—	9,771,171
China	205,421,599	422,974,321	1	628,395,921
Hong Kong	—	73,197,811	—	73,197,811
Hungary	—	37,150,903	—	37,150,903
India	24,120,263	266,603,271	—	290,723,534
Indonesia	—	85,698,343	—	85,698,343
Kazakhstan	—	—	9,802,135	9,802,135
Luxembourg	—	5,074,981	—	5,074,981
Philippines	—	11,105,208	—	11,105,208
Poland	—	33,750,528	—	33,750,528
Russian Federation	54,221,629	134,416,685	—	188,638,314
South Africa	—	50,947,002	—	50,947,002
South Korea	8,788,137	258,914,183	—	267,702,320
Taiwan	55,787,091	246,490,522	—	302,277,613
Thailand	—	15,154,224	—	15,154,224
Uruguay	15,009,344	—	—	15,009,344
Total Common Stocks	585,862,006	1,641,477,982	9,802,136	2,237,142,124
Preferred Stocks
Brazil	31,007,974	—	—	31,007,974
South Korea	—	23,658,464	—	23,658,464
Total Preferred Stocks	31,007,974	23,658,464	—	54,666,438
Money Market Funds	77,639,295	—	—	77,639,295
Total Investments in Securities	694,509,275	1,665,136,446	9,802,136	2,369,447,857
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Annual Report 2021

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,269,512,161)	$2,291,808,562
Affiliated issuers (cost $77,639,295)	77,639,295
Foreign currency (cost $68)	68
Receivable for:
Capital shares sold	2,637,395
Dividends	482,220
Foreign tax reclaims	86,456
Prepaid expenses	24,701
Trustees’ deferred compensation plan	165,320
Total assets	2,372,844,017
Liabilities
Due to custodian	2,736
Payable for:
Capital shares purchased	1,132,650
Foreign capital gains taxes deferred	13,297,984
Management services fees	59,981
Distribution and/or service fees	3,104
Transfer agent fees	212,514
Compensation of board members	12,573
Compensation of chief compliance officer	96
Other expenses	177,462
Trustees’ deferred compensation plan	165,320
Total liabilities	15,064,420
Net assets applicable to outstanding capital stock	$2,357,779,597
Represented by
Paid in capital	1,365,703,790
Total distributable earnings (loss)	992,075,807
Total - representing net assets applicable to outstanding capital stock	$2,357,779,597
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$356,032,500
Shares outstanding	18,684,232
Net asset value per share	$19.06
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.22
Advisor Class
Net assets	$112,718,685
Shares outstanding	5,791,465
Net asset value per share	$19.46
Class C
Net assets	$22,679,684
Shares outstanding	1,283,766
Net asset value per share	$17.67
Institutional Class
Net assets	$547,996,925
Shares outstanding	28,369,713
Net asset value per share	$19.32
Institutional 2 Class
Net assets	$391,145,078
Shares outstanding	20,102,102
Net asset value per share	$19.46
Institutional 3 Class
Net assets	$920,210,902
Shares outstanding	47,078,415
Net asset value per share	$19.55
Class R
Net assets	$6,995,823
Shares outstanding	373,753
Net asset value per share	$18.72
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$22,808,922
Dividends — affiliated issuers	32,229
Interfund lending	1,086
Foreign taxes withheld	(3,137,771)
Total income	19,704,466
Expenses:
Management services fees	19,076,185
Distribution and/or service fees
Class A	836,372
Class C	201,171
Class R	32,407
Transfer agent fees
Class A	531,604
Advisor Class	119,687
Class C	31,937
Institutional Class	648,423
Institutional 2 Class	162,623
Institutional 3 Class	51,940
Class R	10,295
Compensation of board members	40,608
Custodian fees	510,474
Printing and postage fees	101,554
Registration fees	188,440
Audit fees	41,787
Legal fees	35,621
Interest on interfund lending	435
Compensation of chief compliance officer	558
Other	303,800
Total expenses	22,925,921
Fees waived by transfer agent
Institutional 2 Class	(1,026)
Institutional 3 Class	(12,609)
Expense reduction	(1,080)
Total net expenses	22,911,206
Net investment loss	(3,206,740)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	39,085,939
Investments — affiliated issuers	(1,362)
Foreign currency translations	(251,289)
Net realized gain	38,833,288
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	314,293,701
Investments — affiliated issuers	(6)
Foreign currency translations	55,458
Foreign capital gains tax	(9,076,806)
Net change in unrealized appreciation (depreciation)	305,272,347
Net realized and unrealized gain	344,105,635
Net increase in net assets resulting from operations	$340,898,895
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income (loss)	$(3,206,740)	$113,865
Net realized gain	38,833,288	7,616,552
Net change in unrealized appreciation (depreciation)	305,272,347	328,845,379
Net increase in net assets resulting from operations	340,898,895	336,575,796
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,194,126)	(352,640)
Advisor Class	(619,352)	(90,619)
Class C	(87,144)	—
Institutional Class	(3,945,614)	(799,684)
Institutional 2 Class	(3,656,749)	(839,179)
Institutional 3 Class	(9,328,016)	(3,424,155)
Class R	(50,972)	—
Total distributions to shareholders	(20,881,973)	(5,506,277)
Increase (decrease) in net assets from capital stock activity	530,458,563	(100,581,917)
Total increase in net assets	850,475,485	230,487,602
Net assets at beginning of year	1,507,304,112	1,276,816,510
Net assets at end of year	$2,357,779,597	$1,507,304,112
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,671,868	69,441,078	2,366,558	31,201,519
Distributions reinvested	168,671	3,091,734	24,245	337,978
Redemptions	(3,149,296)	(57,365,904)	(4,939,550)	(63,264,057)
Net increase (decrease)	691,243	15,166,908	(2,548,747)	(31,724,560)
Advisor Class
Subscriptions	4,203,972	82,382,206	1,706,606	23,720,610
Distributions reinvested	26,973	504,132	3,868	54,924
Redemptions	(1,202,144)	(22,737,423)	(817,199)	(10,682,774)
Net increase	3,028,801	60,148,915	893,275	13,092,760
Class C
Subscriptions	682,139	12,162,196	157,150	1,955,115
Distributions reinvested	5,055	86,387	—	—
Redemptions	(489,088)	(8,579,697)	(377,026)	(4,468,756)
Net increase (decrease)	198,106	3,668,886	(219,876)	(2,513,641)
Institutional Class
Subscriptions	16,148,631	310,607,876	6,964,392	92,041,250
Distributions reinvested	151,822	2,816,299	33,895	477,922
Redemptions	(4,418,164)	(82,797,147)	(7,655,513)	(94,663,389)
Net increase (decrease)	11,882,289	230,627,028	(657,226)	(2,144,217)
Institutional 2 Class
Subscriptions	8,398,539	163,216,583	7,202,064	92,394,274
Distributions reinvested	186,067	3,473,868	59,105	838,115
Redemptions	(3,498,294)	(66,979,362)	(5,291,466)	(69,921,745)
Net increase	5,086,312	99,711,089	1,969,703	23,310,644
Institutional 3 Class
Subscriptions	15,959,517	313,844,968	9,417,308	124,275,074
Distributions reinvested	241,286	4,524,119	119,756	1,705,319
Redemptions	(10,504,918)	(197,360,590)	(17,184,807)	(223,901,528)
Net increase (decrease)	5,695,885	121,008,497	(7,647,743)	(97,921,135)
Class R
Subscriptions	163,380	3,011,052	121,436	1,559,466
Distributions reinvested	2,322	41,897	—	—
Redemptions	(165,570)	(2,925,709)	(343,732)	(4,241,234)
Net increase (decrease)	132	127,240	(222,296)	(2,681,768)
Total net increase (decrease)	26,582,768	530,458,563	(8,432,910)	(100,581,917)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$15.60	(0.08)	3.72	3.64	(0.18)	(0.18)
Year Ended 8/31/2020	$12.15	(0.04)	3.51	3.47	(0.02)	(0.02)
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00(e)	—	—
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	(0.02)
Year Ended 8/31/2017	$9.99	0.01	2.62	2.63	—	—
Advisor Class
Year Ended 8/31/2021	$15.92	(0.03)	3.79	3.76	(0.22)	(0.22)
Year Ended 8/31/2020	$12.39	(0.01)	3.59	3.58	(0.05)	(0.05)
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.14	0.07	2.63	2.70	—	—
Class C
Year Ended 8/31/2021	$14.50	(0.20)	3.45	3.25	(0.08)	(0.08)
Year Ended 8/31/2020	$11.36	(0.13)	3.27	3.14	—	—
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—
Year Ended 8/31/2017	$9.54	(0.06)	2.48	2.42	—	—
Institutional Class
Year Ended 8/31/2021	$15.80	(0.03)	3.77	3.74	(0.22)	(0.22)
Year Ended 8/31/2020	$12.30	(0.01)	3.56	3.55	(0.05)	(0.05)
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.07	0.04	2.65	2.69	—	—
Institutional 2 Class
Year Ended 8/31/2021	$15.92	(0.02)	3.79	3.77	(0.23)	(0.23)
Year Ended 8/31/2020	$12.38	0.01	3.60	3.61	(0.07)	(0.07)
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	(0.03)
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	(0.06)
Year Ended 8/31/2017	$10.12	0.06	2.66	2.72	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$19.06	23.40%	1.43%(c)	1.43%(c),(d)	(0.45%)	16%	$356,033
Year Ended 8/31/2020	$15.60	28.56%	1.55%(c)	1.54%(c),(d)	(0.29%)	29%	$280,741
Year Ended 8/31/2019	$12.15	0.00%	1.58%(c)	1.58%(c)	0.12%	38%	$249,512
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%	1.54%(d)	0.12%	39%	$276,209
Year Ended 8/31/2017	$12.62	26.33%	1.65%(f)	1.62%(d),(f)	0.14%	51%	$270,816
Advisor Class
Year Ended 8/31/2021	$19.46	23.65%	1.18%(c)	1.18%(c),(d)	(0.17%)	16%	$112,719
Year Ended 8/31/2020	$15.92	28.92%	1.30%(c)	1.29%(c),(d)	(0.07%)	29%	$43,986
Year Ended 8/31/2019	$12.39	0.20%	1.33%(c)	1.33%(c)	0.36%	38%	$23,161
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%	1.29%(d)	0.14%	39%	$24,379
Year Ended 8/31/2017	$12.84	26.63%	1.41%(f)	1.37%(d),(f)	0.68%	51%	$21,298
Class C
Year Ended 8/31/2021	$17.67	22.45%	2.18%(c)	2.18%(c),(d)	(1.19%)	16%	$22,680
Year Ended 8/31/2020	$14.50	27.64%	2.30%(c)	2.29%(c),(d)	(1.04%)	29%	$15,742
Year Ended 8/31/2019	$11.36	(0.79%)	2.33%(c)	2.33%(c)	(0.69%)	38%	$14,830
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%	2.29%(d)	(0.62%)	39%	$22,177
Year Ended 8/31/2017	$11.96	25.37%	2.40%(f)	2.37%(d),(f)	(0.57%)	51%	$24,616
Institutional Class
Year Ended 8/31/2021	$19.32	23.70%	1.18%(c)	1.18%(c),(d)	(0.18%)	16%	$547,997
Year Ended 8/31/2020	$15.80	28.89%	1.30%(c)	1.29%(c),(d)	(0.04%)	29%	$260,558
Year Ended 8/31/2019	$12.30	0.20%	1.33%(c)	1.33%(c)	0.41%	38%	$210,844
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%	1.29%(d)	0.40%	39%	$203,193
Year Ended 8/31/2017	$12.76	26.71%	1.40%(f)	1.37%(d),(f)	0.39%	51%	$179,501
Institutional 2 Class
Year Ended 8/31/2021	$19.46	23.77%	1.08%(c)	1.08%(c)	(0.09%)	16%	$391,145
Year Ended 8/31/2020	$15.92	29.19%	1.16%(c)	1.15%(c)	0.10%	29%	$238,994
Year Ended 8/31/2019	$12.38	0.36%	1.18%(c)	1.18%(c)	0.55%	38%	$161,554
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%	1.16%	0.58%	39%	$155,442
Year Ended 8/31/2017	$12.84	26.88%	1.22%(f)	1.22%(f)	0.57%	51%	$123,364
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$15.99	(0.01)	3.81	3.80	(0.24)	(0.24)
Year Ended 8/31/2020	$12.44	0.02	3.60	3.62	(0.07)	(0.07)
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	(0.04)
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	(0.07)
Year Ended 8/31/2017	$10.17	0.10	2.63	2.73	—	—
Class R
Year Ended 8/31/2021	$15.34	(0.13)	3.66	3.53	(0.15)	(0.15)
Year Ended 8/31/2020	$11.96	(0.07)	3.45	3.38	—	—
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—
Year Ended 8/31/2017	$9.89	(0.01)	2.59	2.58	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$19.55	23.84%	1.03%(c)	1.03%(c)	(0.03%)	16%	$920,211
Year Ended 8/31/2020	$15.99	29.18%	1.11%(c)	1.10%(c)	0.16%	29%	$661,552
Year Ended 8/31/2019	$12.44	0.43%	1.13%(c)	1.13%(c)	0.58%	38%	$609,791
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%	1.10%	0.54%	39%	$673,688
Year Ended 8/31/2017	$12.90	26.84%	1.19%(f)	1.19%(f)	0.86%	51%	$726,291
Class R
Year Ended 8/31/2021	$18.72	23.04%	1.68%(c)	1.68%(c),(d)	(0.69%)	16%	$6,996
Year Ended 8/31/2020	$15.34	28.26%	1.80%(c)	1.79%(c),(d)	(0.54%)	29%	$5,731
Year Ended 8/31/2019	$11.96	(0.25%)	1.83%(c)	1.83%(c)	(0.16%)	38%	$7,125
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%	1.79%(d)	(0.17%)	39%	$9,847
Year Ended 8/31/2017	$12.47	26.09%	1.90%(f)	1.87%(d),(f)	(0.08%)	51%	$12,175
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2021	21

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Emerging Markets Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.96% of the Fund’s average daily net assets.
24	Columbia Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective January 1, 2021 through March 31, 2021, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.16
Columbia Emerging Markets Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,080.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	366,045
Class C	—	1.00(b)	1,667

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2021 through December 31, 2022	January 1, 2021 through February 28, 2021	Prior to January 1, 2021
Class A	1.47%	1.53%	1.54%
Advisor Class	1.22	1.28	1.29
Class C	2.22	2.28	2.29
Institutional Class	1.22	1.28	1.29
Institutional 2 Class	1.11	1.16	1.15
Institutional 3 Class	1.07	1.11	1.10
Class R	1.72	1.78	1.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
26	Columbia Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective January 1, 2021 through March 31, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, late-year ordinary losses, distribution reclassifications, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,708,036	(558,931)	(2,149,105)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,026,532	855,441	20,881,973	5,506,277	—	5,506,277
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	1,008,467,209
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,360,980,648	1,051,454,613	(42,987,404)	1,008,467,209
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Emerging Markets Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
The following capital loss carryforwards, determined at August 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	38,898,952
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2021, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2021.
Late year ordinary losses ($)	Post-October capital losses ($)
2,842,338	77,962
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $747,784,881 and $316,669,757, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
28	Columbia Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	7,100,000	0.74	3
Lender	6,987,500	0.70	8
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Columbia Emerging Markets Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
August 31, 2021
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. The public health crises caused by the COVID-19 outbreak have exacerbated political and diplomatic tensions between the United States and China, which could adversely affect international trade and the value of the Fund’s portfolio securities. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
30	Columbia Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2021, two unaffiliated shareholders of record owned 38.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Emerging Markets Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
August 31, 2021
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Emerging Markets Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Emerging Markets Fund | Annual Report 2021	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
54.02%	$898,213	$3,666,391	$0.03	$23,337,632	$0.19
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Emerging Markets Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Emerging Markets Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Emerging Markets Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Emerging Markets Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Emerging Markets Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Emerging Markets Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
40	Columbia Emerging Markets Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Columbia Emerging Markets Fund | Annual Report 2021	41

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge. The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current
42	Columbia Emerging Markets Fund | Annual Report 2021

Approval of Management Agreement  (continued)

"pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2021	43

Columbia Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN142_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Greater China Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Greater China Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Co-Portfolio Manager
Managed Fund since 2019
Derek Lin, CFA
Co-Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	-8.26	14.23	9.32
	Including sales charges		-13.54	12.88	8.68
Advisor Class*		03/19/13	-8.03	14.51	9.55
Class C	Excluding sales charges	05/16/97	-8.95	13.37	8.50
	Including sales charges		-9.82	13.37	8.50
Institutional Class		05/16/97	-8.03	14.52	9.59
Institutional 2 Class*		11/08/12	-7.97	14.61	9.67
Institutional 3 Class*		03/01/17	-7.93	14.62	9.51
MSCI China Index (Net)			-5.10	10.81	7.25
Hang Seng Index			2.43	2.35	2.36
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Greater China Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	18.1
Consumer Discretionary	34.8
Consumer Staples	6.3
Financials	10.6
Health Care	16.5
Industrials	2.9
Information Technology	1.5
Materials	1.8
Real Estate	7.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2021)
China	90.8
Hong Kong	6.1
United States(a)	3.1
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Greater China Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2021, the Fund’s Class A shares returned -8.26% excluding sales charges. The Fund’s benchmark, the MSCI China Index (Net), returned -5.10% for the same period, while the Hang Seng Index returned 2.43%.
Market overview
Chinese equities started the period with strong momentum given positive company earnings, a continued pick-up in economic activity and the unveiling of the 14th Five-Year Plan for China’s social and economic development. Sentiment was also boosted by vaccine optimism, the success of Democratic candidate Joe Biden in the U.S. presidential election, and a weaker U.S. dollar.
Entering a new year, the market gave back some of its gains on expectations that the People’s Bank of China (PBOC) was poised to move off of its accommodative monetary policy stance. As 2021 progressed, while the market was broadly supported by solid corporate earnings as the economic recovery continued, speculation over monetary policy normalization alongside regulatory and geopolitical developments weighed on sentiment. Cyclical sectors were beneficiaries from ongoing improvement in such key economic indicators as export data and manufacturing sentiment. Relations with the West remained tense, as President Biden extended a ban on U.S. investment in Chinese companies involved in the surveillance sector or with alleged links to China’s armed forces.
In the summer of 2021, heightened regulatory scrutiny in certain sectors began to hold back market returns. In particular, education reforms announced in July surprised markets and led to a sell-off. Beijing attempted to counter market concerns, as regulators met with leading global investment banks to emphasize respect for capital markets while indicating an openness to grandfathering policies and structures for listed companies.
As the period drew to a close, policymakers again spurred market jitters by announcing stricter limits on the time minors will be permitted to play online video games. Top gaming companies such as Tencent and NetEase have had restrictions in place with respect to minors for several years. While headlines over the final months of the period focused on the Chinese government’s heightened regulatory restrictions, economic growth in China remained robust.
The Fund’s notable detractors during the period
•	The Fund’s underperformance relative to the benchmark was primarily driven by sector allocation, most notably underweights to information technology, industrials and utilities.
•	While stock selection was positive overall, selection within the consumer discretionary and materials sectors detracted from relative performance.
•	In terms of individual names that weighed on return, shares of online educational services providers New Oriental Education & Technology Group, Inc. and TAL Education Group fell towards the end of the period on concerns around tighter regulations.
•	Shares of entertainment platform Kuaishou Technology declined on weaker-than-expected user growth and heightened competition.
•	Theme park operator Songcheng Performance Development Co., Ltd. saw its share price suffer on concerns over the impact of a resurgence in COVID-19 cases on its business.
The Fund’s notable contributors during the period
•	Stock selection overall contributed positively to the Fund’s performance relative to the benchmark, led by selection within the real estate sector. Selection within the consumer staples, health care and industrials sectors also proved additive.
•	In terms of sector weightings, positive contributions to relative performance were led by the Fund’s overweight to health care.
Columbia Greater China Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Individual stocks that contributed notably included Li Ning Company Limited, China’s top domestic sports apparel brand, which has benefited from a Chinese consumer backlash against foreign brands. We believe the company is well-positioned to benefit over the long-term from rising consumption in China.
•	Wuxi Biologics Inc., a biopharmaceutical company, saw its share price rally based on the company’s accelerating project pipeline.
•	Shares of Country Garden Services, a property management company which we believe has a strong product pipeline and strong operating efficiency, also outperformed. It should be noted that we believe the company’s business is not at all similar to that of Evergrande, the troubled property developer facing a debt crisis.
•	Sentiment with respect to knitwear manufacturer Shenzhou International Group Holdings has been supported by greater earnings stability and a strong demand recovery. We believe the company’s strong execution and advanced technological ability in new materials and design has enabled it to become a leading supplier to top sportswear brands such as Nike and Adidas.
•	JD.com is China’s second largest e-commerce platform and the largest individual retailer in China. We believe the company’s service is differentiated by its strong first-party relationship business model and best-in-class in-house logistics model. JD could potentially benefit from the challenges facing a top competitor as Alibaba adjusts to changes resulting from regulatory actions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Greater China Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	798.80	1,018.14	6.60	7.40	1.44
Advisor Class	1,000.00	1,000.00	799.80	1,019.42	5.46	6.12	1.19
Class C	1,000.00	1,000.00	795.70	1,014.27	10.07	11.29	2.20
Institutional Class	1,000.00	1,000.00	799.80	1,019.36	5.50	6.17	1.20
Institutional 2 Class	1,000.00	1,000.00	800.00	1,019.67	5.23	5.87	1.14
Institutional 3 Class	1,000.00	1,000.00	800.20	1,019.98	4.95	5.56	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Greater China Fund | Annual Report 2021	7

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Communication Services 17.5%
Entertainment 3.3%
Bilibili, Inc., ADR(a)	29,309	2,351,461
NetEase, Inc., ADR	46,924	4,571,336
Total		6,922,797
Interactive Media & Services 14.2%
Baidu, Inc., ADR(a)	13,511	2,121,497
Kuaishou Technology(a)	95,220	1,038,970
Tencent Holdings Ltd.	437,200	27,002,696
Total		30,163,163
Total Communication Services		37,085,960
Consumer Discretionary 33.7%
Automobiles 2.2%
Xpeng, Inc., ADR(a)	107,947	4,587,747
Hotels, Restaurants & Leisure 3.8%
Galaxy Entertainment Group Ltd.(a)	433,000	2,776,223
Sands China Ltd.(a)	175,200	562,847
Songcheng Performance Development Co., Ltd., Class A	1,965,501	4,645,405
Total		7,984,475
Household Durables 1.3%
Midea Group Co., Ltd., Class A	266,575	2,724,199
Internet & Direct Marketing Retail 17.0%
Alibaba Group Holding Ltd., ADR(a)	121,956	20,365,433
JD.com, Inc., ADR(a)	132,093	10,377,226
Meituan, Class B(a)	161,300	5,157,498
Total		35,900,157
Specialty Retail 1.5%
China Tourism Group Duty Free Corp., Ltd., Class A	53,700	1,898,922
Zhongsheng Group Holdings Ltd.	147,500	1,233,248
Total		3,132,170
Textiles, Apparel & Luxury Goods 7.9%
Li Ning Co., Ltd.	628,000	8,421,344
Shenzhou International Group Holdings Ltd.	387,400	8,397,331
Total		16,818,675
Total Consumer Discretionary		71,147,423
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.1%
Beverages 2.9%
China Resources Beer Holdings Co., Ltd.	272,000	2,236,760
Kweichow Moutai Co., Ltd., Class A	12,100	2,919,369
Wuliangye Yibin Co., Ltd., Class A	30,600	956,948
Total		6,113,077
Food Products 2.8%
China Mengniu Dairy Co., Ltd.(a)	841,000	5,058,414
Foshan Haitian Flavouring & Food Co., Ltd., Class A	62,879	925,415
Total		5,983,829
Personal Products 0.4%
Proya Cosmetics Co., Ltd., Class A	30,500	742,092
Total Consumer Staples		12,838,998
Financials 10.2%
Banks 5.8%
China Construction Bank Corp., Class H	5,974,340	4,304,859
China Merchants Bank Co., Ltd., Class H	451,000	3,719,672
Industrial & Commercial Bank of China Ltd., Class H	5,767,000	3,211,496
Ping An Bank Co., Ltd., Class A	350,032	963,277
Total		12,199,304
Insurance 4.4%
AIA Group Ltd.	325,400	3,885,513
Ping An Insurance Group Co. of China Ltd., Class H	708,000	5,482,102
Total		9,367,615
Total Financials		21,566,919
Health Care 16.0%
Biotechnology 4.9%
BeiGene Ltd., ADR(a)	4,722	1,455,793
Burning Rock Biotech Ltd., ADR(a)	53,675	999,965
CStone Pharmaceuticals(a)	512,000	864,275
Everest Medicines Ltd.(a)	220,000	1,359,761
I-Mab, ADR(a)	15,348	1,088,480
Innovent Biologics, Inc.(a)	194,000	1,566,483
Zai Lab Ltd., ADR(a)	20,544	2,968,608
Total		10,303,365
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Greater China Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.6%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	23,100	1,175,000
Health Care Providers & Services 1.6%
New Horizon Health Ltd.(a)	564,000	3,453,175
Health Care Technology 1.1%
Alibaba Health Information Technology Ltd.(a)	612,000	1,010,155
Medlive Technology Co., Ltd.(a),(b)	305,484	1,292,252
Total		2,302,407
Life Sciences Tools & Services 6.5%
WuXi AppTec Co., Ltd., Class H	225,378	4,494,726
WuXi Biologics Cayman, Inc.(a)	604,500	9,358,843
Total		13,853,569
Pharmaceuticals 1.3%
China Animal Healthcare Ltd.(a),(c),(d)	1,050,000	0
CSPC Pharmaceutical Group Ltd.	957,360	1,214,509
Jiangsu Hengrui Medicine Co., Ltd., Class A	87,733	613,907
Sino Biopharmaceutical Ltd.	1,009,750	844,532
Total		2,672,948
Total Health Care		33,760,464
Industrials 2.8%
Machinery 2.6%
Techtronic Industries Co., Ltd.	254,500	5,632,650
Road & Rail 0.2%
Full Truck Alliance Co., Ltd., ADR(a)	22,736	365,595
Total Industrials		5,998,245
Information Technology 1.5%
Software 1.5%
Glodon Co., Ltd., Class A	101,100	905,402
Kingdee International Software Group Co., Ltd.(a)	544,000	1,980,909
Tuya, Inc.(a)	26,047	271,670
Total		3,157,981
Total Information Technology		3,157,981
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.8%
Chemicals 1.0%
Skshu Paint Co., Ltd.	92,639	2,088,371
Construction Materials 0.8%
China Resources Cement Holdings Ltd.	1,658,000	1,625,649
Total Materials		3,714,020
Real Estate 7.2%
Real Estate Management & Development 7.2%
China Resources Land Ltd.	696,000	2,585,166
Country Garden Services Holdings Co., Ltd.	1,193,000	9,103,440
Jinke Smart Services Group Co., Ltd., Class H	552,200	3,551,163
Total		15,239,769
Total Real Estate		15,239,769
Total Common Stocks (Cost $121,325,542)		204,509,779

Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(e),(f)	6,539,324	6,538,670
Total Money Market Funds (Cost $6,538,647)		6,538,670
Total Investments in Securities (Cost: $127,864,189)		211,048,449
Other Assets & Liabilities, Net		305,433
Net Assets		211,353,882

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $1,292,252, which represents 0.61% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	3,817,762	101,752,315	(99,031,401)	(6)	6,538,670	(105)	6,206	6,539,324
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	9,044,294	28,041,666	—	37,085,960
Consumer Discretionary	35,330,406	35,817,017	—	71,147,423
Consumer Staples	—	12,838,998	—	12,838,998
Financials	—	21,566,919	—	21,566,919
Health Care	6,512,846	27,247,618	0*	33,760,464
Industrials	365,595	5,632,650	—	5,998,245
Information Technology	271,670	2,886,311	—	3,157,981
Materials	—	3,714,020	—	3,714,020
Real Estate	—	15,239,769	—	15,239,769
Total Common Stocks	51,524,811	152,984,968	0*	204,509,779
Money Market Funds	6,538,670	—	—	6,538,670
Total Investments in Securities	58,063,481	152,984,968	0*	211,048,449

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2021	11

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $121,325,542)	$204,509,779
Affiliated issuers (cost $6,538,647)	6,538,670
Receivable for:
Investments sold	358,043
Capital shares sold	212,284
Dividends	39,401
Prepaid expenses	5,219
Trustees’ deferred compensation plan	95,706
Total assets	211,759,102
Liabilities
Payable for:
Investments purchased	494
Capital shares purchased	250,610
Management services fees	5,396
Distribution and/or service fees	652
Transfer agent fees	18,555
Compensation of board members	5,652
Compensation of chief compliance officer	11
Other expenses	28,144
Trustees’ deferred compensation plan	95,706
Total liabilities	405,220
Net assets applicable to outstanding capital stock	$211,353,882
Represented by
Paid in capital	131,946,767
Total distributable earnings (loss)	79,407,115
Total - representing net assets applicable to outstanding capital stock	$211,353,882
Class A
Net assets	$82,310,546
Shares outstanding	1,384,971
Net asset value per share	$59.43
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$63.06
Advisor Class
Net assets	$1,774,719
Shares outstanding	26,512
Net asset value per share	$66.94
Class C
Net assets	$3,667,404
Shares outstanding	69,133
Net asset value per share	$53.05
Institutional Class
Net assets	$72,246,570
Shares outstanding	1,101,559
Net asset value per share	$65.59
Institutional 2 Class
Net assets	$7,362,387
Shares outstanding	109,467
Net asset value per share	$67.26
Institutional 3 Class
Net assets	$43,992,256
Shares outstanding	672,027
Net asset value per share	$65.46
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$1,686,627
Dividends — affiliated issuers	6,206
Interfund lending	103
Foreign taxes withheld	(100,964)
Total income	1,591,972
Expenses:
Management services fees	1,974,572
Distribution and/or service fees
Class A	255,156
Class C	37,464
Transfer agent fees
Class A	126,165
Advisor Class	5,172
Class C	4,614
Institutional Class	58,529
Institutional 2 Class	3,827
Institutional 3 Class	2,710
Compensation of board members	17,621
Custodian fees	29,535
Printing and postage fees	20,627
Registration fees	105,688
Audit fees	33,030
Legal fees	10,392
Compensation of chief compliance officer	60
Other	38,462
Total expenses	2,723,624
Expense reduction	(120)
Total net expenses	2,723,504
Net investment loss	(1,131,532)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,139,772)
Investments — affiliated issuers	(105)
Foreign currency translations	(9,808)
Net realized loss	(2,149,685)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,235,621)
Investments — affiliated issuers	(6)
Foreign currency translations	(66)
Net change in unrealized appreciation (depreciation)	(18,235,693)
Net realized and unrealized loss	(20,385,378)
Net decrease in net assets resulting from operations	$(21,516,910)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment loss	$(1,131,532)	$(445,385)
Net realized gain (loss)	(2,149,685)	9,536,898
Net change in unrealized appreciation (depreciation)	(18,235,693)	47,352,066
Net increase (decrease) in net assets resulting from operations	(21,516,910)	56,443,579
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,592,165)	(1,090,378)
Advisor Class	(161,955)	(14,468)
Class C	(152,215)	(41,720)
Institutional Class	(1,820,458)	(471,779)
Institutional 2 Class	(158,257)	(41,139)
Institutional 3 Class	(1,442,565)	(78,202)
Total distributions to shareholders	(8,327,615)	(1,737,686)
Increase in net assets from capital stock activity	77,044,198	468,847
Total increase in net assets	47,199,673	55,174,740
Net assets at beginning of year	164,154,209	108,979,469
Net assets at end of year	$211,353,882	$164,154,209
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	415,084	29,682,433	180,768	9,915,983
Distributions reinvested	60,988	4,134,362	19,905	971,734
Redemptions	(446,184)	(30,797,662)	(306,829)	(15,867,313)
Net increase (decrease)	29,888	3,019,133	(106,156)	(4,979,596)
Advisor Class
Subscriptions	94,307	7,716,093	30,171	1,677,818
Distributions reinvested	2,123	161,780	264	14,428
Redemptions	(110,534)	(8,748,543)	(10,285)	(573,009)
Net increase (decrease)	(14,104)	(870,670)	20,150	1,119,237
Class C
Subscriptions	52,111	3,408,887	7,319	361,551
Distributions reinvested	2,454	149,308	903	39,976
Redemptions	(26,589)	(1,704,206)	(29,413)	(1,305,487)
Net increase (decrease)	27,976	1,853,989	(21,191)	(903,960)
Institutional Class
Subscriptions	915,867	63,922,003	124,240	6,869,502
Distributions reinvested	21,226	1,585,134	7,458	399,163
Redemptions	(263,124)	(19,117,940)	(338,696)	(19,494,920)
Net increase (decrease)	673,969	46,389,197	(206,998)	(12,226,255)
Institutional 2 Class
Subscriptions	86,117	6,927,041	17,767	995,545
Distributions reinvested	2,065	158,078	746	40,889
Redemptions	(15,973)	(1,280,200)	(40,830)	(2,351,709)
Net increase (decrease)	72,209	5,804,919	(22,317)	(1,315,275)
Institutional 3 Class
Subscriptions	465,837	37,131,293	498,391	28,552,192
Distributions reinvested	19,050	1,418,675	1,304	69,554
Redemptions	(243,076)	(17,702,338)	(179,328)	(9,847,050)
Net increase	241,811	20,847,630	320,367	18,774,696
Total net increase (decrease)	1,031,749	77,044,198	(16,145)	468,847
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$67.81	(0.51)	(4.70)	(5.21)	—	(3.17)	(3.17)
Year Ended 8/31/2020	$45.00	(0.24)	23.82	23.58	—	(0.77)	(0.77)
Year Ended 8/31/2019	$47.25	0.00(e)	0.20(f)	0.20	—	(2.45)	(2.45)
Year Ended 8/31/2018	$45.67	(0.10)	2.62	2.52	(0.28)	(0.66)	(0.94)
Year Ended 8/31/2017	$35.20	0.06	10.41	10.47	—	—	—
Advisor Class
Year Ended 8/31/2021	$75.94	(0.46)	(5.24)	(5.70)	—	(3.30)	(3.30)
Year Ended 8/31/2020	$50.19	0.00(e)	26.52	26.52	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.25	(0.12)	0.51(f)	0.39	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.38	0.12	2.80	2.92	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.74	0.18	11.46	11.64	—	—	—
Class C
Year Ended 8/31/2021	$61.16	(0.87)	(4.22)	(5.09)	—	(3.02)	(3.02)
Year Ended 8/31/2020	$40.96	(0.59)	21.56	20.97	—	(0.77)	(0.77)
Year Ended 8/31/2019	$43.57	(0.41)	0.25(f)	(0.16)	—	(2.45)	(2.45)
Year Ended 8/31/2018	$42.24	(0.43)	2.42	1.99	—	(0.66)	(0.66)
Year Ended 8/31/2017	$32.81	(0.24)	9.67	9.43	—	—	—
Institutional Class
Year Ended 8/31/2021	$74.47	(0.34)	(5.24)	(5.58)	—	(3.30)	(3.30)
Year Ended 8/31/2020	$49.23	(0.12)	26.13	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.30	0.08	0.30(f)	0.38	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.49	0.03	2.83	2.86	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.05	0.17	11.27	11.44	—	—	—
Institutional 2 Class
Year Ended 8/31/2021	$76.28	(0.19)	(5.49)	(5.68)	—	(3.34)	(3.34)
Year Ended 8/31/2020	$50.38	(0.10)	26.77	26.67	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.38	0.16	0.29(f)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.52	0.11	2.84	2.95	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017	$38.80	0.22	11.50	11.72	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$59.43	(8.26%)	1.44%	1.44%(c)	(0.72%)	19%	$82,311
Year Ended 8/31/2020	$67.81	53.06%	1.50%(d)	1.50%(c),(d)	(0.47%)	27%	$91,892
Year Ended 8/31/2019	$45.00	1.28%	1.53%(d)	1.53%(d)	0.00%(e)	18%	$65,762
Year Ended 8/31/2018	$47.25	5.41%	1.51%(g)	1.51%(c),(g)	(0.20%)	26%	$73,210
Year Ended 8/31/2017	$45.67	29.74%	1.55%(h)	1.55%(c),(h)	0.17%	35%	$68,323
Advisor Class
Year Ended 8/31/2021	$66.94	(8.03%)	1.19%	1.19%(c)	(0.58%)	19%	$1,775
Year Ended 8/31/2020	$75.94	53.43%	1.25%(d)	1.25%(c),(d)	0.01%	27%	$3,084
Year Ended 8/31/2019	$50.19	1.53%	1.29%(d)	1.29%(d)	(0.23%)	18%	$1,027
Year Ended 8/31/2018	$52.25	5.69%	1.26%(g)	1.26%(c),(g)	0.22%	26%	$2,008
Year Ended 8/31/2017	$50.38	30.05%	1.30%(h)	1.30%(c),(h)	0.43%	35%	$3,220
Class C
Year Ended 8/31/2021	$53.05	(8.95%)	2.19%	2.19%(c)	(1.38%)	19%	$3,667
Year Ended 8/31/2020	$61.16	51.91%	2.25%(d)	2.25%(c),(d)	(1.28%)	27%	$2,517
Year Ended 8/31/2019	$40.96	0.53%	2.28%(d)	2.28%(d)	(1.02%)	18%	$2,554
Year Ended 8/31/2018	$43.57	4.63%	2.26%(g)	2.26%(c),(g)	(0.90%)	26%	$5,585
Year Ended 8/31/2017	$42.24	28.74%	2.29%(h)	2.29%(c),(h)	(0.70%)	35%	$9,130
Institutional Class
Year Ended 8/31/2021	$65.59	(8.03%)	1.20%	1.20%(c)	(0.44%)	19%	$72,247
Year Ended 8/31/2020	$74.47	53.44%	1.25%(d)	1.25%(c),(d)	(0.22%)	27%	$31,844
Year Ended 8/31/2019	$49.23	1.54%	1.28%(d)	1.28%(d)	0.17%	18%	$31,244
Year Ended 8/31/2018	$51.30	5.68%	1.26%(g)	1.26%(c),(g)	0.05%	26%	$42,542
Year Ended 8/31/2017	$49.49	30.07%	1.29%(h)	1.29%(c),(h)	0.43%	35%	$38,369
Institutional 2 Class
Year Ended 8/31/2021	$67.26	(7.97%)	1.14%	1.14%	(0.24%)	19%	$7,362
Year Ended 8/31/2020	$76.28	53.53%	1.17%(d)	1.17%(d)	(0.17%)	27%	$2,842
Year Ended 8/31/2019	$50.38	1.65%	1.20%(d)	1.20%(d)	0.32%	18%	$3,001
Year Ended 8/31/2018	$52.38	5.73%	1.18%(g)	1.18%(g)	0.19%	26%	$2,330
Year Ended 8/31/2017	$50.52	30.21%	1.18%(h)	1.18%(h)	0.54%	35%	$900
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$74.32	(0.17)	(5.32)	(5.49)	—	(3.37)	(3.37)
Year Ended 8/31/2020	$49.08	(0.02)	26.03	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.08	0.20	0.25(f)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.25	0.09	2.83	2.92	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017(i)	$38.50	0.22	10.53	10.75	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
08/31/2017	0.06%	0.05%	0.06%	0.06%	0.06%

(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$65.46	(7.93%)	1.08%	1.08%	(0.22%)	19%	$43,992
Year Ended 8/31/2020	$74.32	53.60%	1.12%(d)	1.12%(d)	(0.04%)	27%	$31,974
Year Ended 8/31/2019	$49.08	1.69%	1.14%(d)	1.14%(d)	0.42%	18%	$5,391
Year Ended 8/31/2018	$51.08	5.82%	1.13%(g)	1.13%(g)	0.17%	26%	$4,768
Year Ended 8/31/2017(i)	$49.25	27.92%	1.22%(j)	1.22%(j)	1.45%(j)	35%	$5,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2021	19

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Greater China Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Greater China Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
August 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.95% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
22	Columbia Greater China Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Columbia Greater China Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	125,035
Class C	—	1.00(b)	886

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.80%	1.75%
Advisor Class	1.55	1.50
Class C	2.55	2.50
Institutional Class	1.55	1.50
Institutional 2 Class	1.49	1.43
Institutional 3 Class	1.43	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, late-year ordinary losses, net operating loss reclassification, excess distributions, foreign currency transactions and net operating loss. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
24	Columbia Greater China Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
657,219	(463,856)	(193,363)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
535,628	7,791,987	8,327,615	—	1,737,686	1,737,686
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	81,251,418
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
129,797,031	88,936,303	(7,684,885)	81,251,418
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2021, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2021.
Late year ordinary losses ($)	Post-October capital losses ($)
450,637	1,293,904
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $101,883,682 and $36,886,264, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Greater China Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	950,000	0.62	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
26	Columbia Greater China Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Note 9. Significant risks
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. The public health crises caused by the COVID-19 outbreak have exacerbated political and diplomatic tensions between the United States and China, which could adversely affect international trade and the value of the Fund’s portfolio securities. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Columbia Greater China Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2021, one unaffiliated shareholder of record owned 36.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Columbia Greater China Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Greater China Fund | Annual Report 2021	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Greater China Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Greater China Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Greater China Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$372,994	$100,964	$0.03	$1,686,728	$0.50
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Greater China Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
32	Columbia Greater China Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Greater China Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
34	Columbia Greater China Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Greater China Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
36	Columbia Greater China Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Greater China Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Columbia Greater China Fund | Annual Report 2021	37

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
38	Columbia Greater China Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge. The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund
Columbia Greater China Fund | Annual Report 2021	39

Approval of Management Agreement  (continued)

family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
40	Columbia Greater China Fund | Annual Report 2021

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Columbia Greater China Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN158_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Mid Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mid Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since April 2021
Erika Maschmeyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	38.29	20.19	14.83
	Including sales charges		30.33	18.77	14.15
Advisor Class*		11/08/12	38.65	20.49	15.11
Class C	Excluding sales charges	10/13/03	37.28	19.28	13.97
	Including sales charges		36.28	19.28	13.97
Institutional Class		11/20/85	38.67	20.49	15.12
Institutional 2 Class		03/07/11	38.73	20.58	15.24
Institutional 3 Class		07/15/09	38.80	20.63	15.28
Class R		01/23/06	37.94	19.89	14.54
Class V	Excluding sales charges	11/01/02	38.32	20.19	14.81
	Including sales charges		30.36	18.77	14.13
Russell Midcap Growth Index			35.17	20.44	16.88
Russell Midcap Index			41.24	15.40	14.84
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mid Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2021)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	7.2
Consumer Discretionary	18.8
Financials	1.9
Health Care	23.4
Industrials	10.4
Information Technology	36.4
Materials	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2021, the Fund’s Class A shares returned 38.29% excluding sales charges. During the same period, the Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 35.17%. The Fund underperformed the broader mid-cap market, as measured by the Russell Midcap Index, which returned 41.24% during the period.
Market overview
During the 12 months ended August 31, 2021, domestic stocks significantly rose despite a persisting pandemic which has continued to carve changes into the economic landscape. Following an extended period of contention, the U.S. Presidential Election resulted in the election of Joe Biden (D), which helped to solidify the country’s leadership while also providing equity markets with the needed clarity to resume their upward trend. Towards the end of 2020, investors cheered the FDA’s approval of both Pfizer and Moderna’s COVID-19 vaccines for emergency use in December in an effort to help protect vital healthcare industry workers on the proverbial front lines of the pandemic. Shifting into 2021, the Administration approved yet another massive stimulus package in the form of a $1.9 trillion COVID-19 relief bill.
While optimism towards a recovery was reinforced to an extent by the FDA’s approval of a third COVID-19 vaccine in late February 2021, hints of inflation and concerns over rising interest rates gave markets brief pause. However, more broad-based vaccine distribution efforts across the U.S. boosted vaccination rates to encouraging levels, helping to quell the public’s pandemic concerns while also supporting robust consumer activity and travel which accelerated in the spring. Inflation concerns remained on the minds of governments and investors alike amidst the rapid economic recovery and soaring housing market, as the U.S. Federal Reserve hinted at the potential end to its massive monetary easing efforts along with interest rate hikes on the horizon. While the emergence of the COVID-19 Delta variant into the summer of 2021 brought renewed degrees of restrictions and mask mandates across the country, economic activity along with equity markets each proved resilient as consumers strived to shift the pandemic into the rearview mirror.
The Fund’s notable contributors during the period
•	During the period, the Fund’s strong stock selection represented the largest overall contributor to outperformance, as strong results within financials and materials were the primary drivers of outperformance.
•	The Fund did also benefit from positive stock selection within the health care sector, which provided an additional boost to the Fund’s substantial outperformance.
•	The Fund’s position in Align Technology was the most notable contributor to the Fund’s returns in the period, as the producer of Invisalign clear dental aligners reported stellar results driven by robust case volumes in the period. The effectiveness and convenience of Invisalign has helped to drive market share gains from the traditional brackets-and-wires still in use, in an underpenetrated industry which provides a substantial growth runway for Align Technology going forward.
•	Upstart Holdings operates an Artificial Intelligence (AI) based lending platform primarily serving the personal and auto loan market. Shares jumped as the company, recently public at the end of 2020, successfully leveraged its AI decision-making platform as a more effective gauge of credit risk, relative to traditional models, which enables its lending partners to expand credit exposure with lower loan losses.
•	Immunomedics, a developer of cancer therapies, saw shares rise as the company announced its acquisition by industry behemoth Gilead Sciences at a significant premium. The acquisition appeared to validate the effectiveness of Immunomedics’ next-generation breast cancer therapy in a context of a sizable patient population.
The Fund’s notable detractors during the period
•	Stock selection within communication services and information technology somewhat weighed on the Fund’s relative returns over the course of the period.
•	The Fund’s holding in Amedisys, a home healthcare and hospice service provider, declined as the firm reflected incrementally lower average length of patient stays in the period, despite broader positive trends within Amedisys’ core
Columbia Mid Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
business segments. We viewed the dip in average patient stays as transitory and expected to see a recovery in the coming quarters. Longer term, we believed Amedisys possesses the scope and scale to perform well in an increasingly value-based health care environment tasked with addressing an aging U.S. population.
•	Plug Power, a leading provider of clean hydrogen and zero-emission fuel cell solutions, saw shares decline after briefly touching all-time highs, as the company announced accounting issues which required a minor restatement of its financials in the period. Looking past the near-term setback in the stock, we possessed a favorable view of Plug Power’s strong positioning and growth prospects as a leader in the expanding green hydrogen energy space, which has seen substantial traction in recent periods.
•	Streaming media platform and connected TV provider Roku encountered supply-chain pressures associated with its Roku player hardware segment, which tempered sales volumes and, subsequently, weighed on the stock. The company has made notable progress in resolving logistics issues within the Roku player segment, while, in our opinion, the ongoing success of Roku’s streaming platform and exclusive content production represented the firm’s primary growth catalysts longer term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mid Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,147.10	1,019.82	6.07	5.71	1.11
Advisor Class	1,000.00	1,000.00	1,148.60	1,021.10	4.71	4.43	0.86
Class C	1,000.00	1,000.00	1,142.30	1,016.05	10.10	9.50	1.85
Institutional Class	1,000.00	1,000.00	1,148.40	1,021.10	4.71	4.43	0.86
Institutional 2 Class	1,000.00	1,000.00	1,148.90	1,021.35	4.43	4.17	0.81
Institutional 3 Class	1,000.00	1,000.00	1,149.10	1,021.61	4.16	3.91	0.76
Class R	1,000.00	1,000.00	1,145.20	1,018.55	7.43	6.99	1.36
Class V	1,000.00	1,000.00	1,146.90	1,019.82	6.07	5.71	1.11
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Mid Cap Growth Fund | Annual Report 2021	7

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 7.0%
Entertainment 7.0%
Roblox Corp., Class A(a)	538,500	44,183,925
Roku, Inc.(a)	120,450	42,446,580
Spotify Technology SA(a)	86,350	20,235,259
Take-Two Interactive Software, Inc.(a)	223,776	36,077,167
Zynga, Inc., Class A(a)	2,441,604	21,608,195
Total		164,551,126
Total Communication Services		164,551,126
Consumer Discretionary 18.5%
Diversified Consumer Services 3.9%
Bright Horizons Family Solutions, Inc.(a)	305,350	44,507,816
Chegg, Inc.(a)	551,300	45,879,186
Total		90,387,002
Hotels, Restaurants & Leisure 6.4%
Chipotle Mexican Grill, Inc.(a)	32,032	60,967,467
DraftKings, Inc., Class A(a)	483,250	28,651,892
Planet Fitness, Inc., Class A(a)	745,777	60,631,670
Total		150,251,029
Household Durables 1.1%
NVR, Inc.(a)	4,925	25,511,205
Internet & Direct Marketing Retail 2.3%
Etsy, Inc.(a)	253,600	54,843,536
Specialty Retail 2.6%
Vroom, Inc.(a)	813,407	21,848,112
Williams-Sonoma, Inc.	204,542	38,187,991
Total		60,036,103
Textiles, Apparel & Luxury Goods 2.2%
lululemon athletica, Inc.(a)	125,927	50,392,208
Total Consumer Discretionary		431,421,083
Financials 1.9%
Banks 0.6%
SVB Financial Group(a)	26,600	14,882,700
Capital Markets 1.3%
Ares Management Corp., Class A	377,400	29,127,732
Total Financials		44,010,432
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 22.9%
Biotechnology 7.1%
Argenx SE, ADR(a)	88,895	29,426,023
BioMarin Pharmaceutical, Inc.(a)	414,700	34,921,887
Exact Sciences Corp.(a)	290,534	30,325,939
Horizon Therapeutics PLC(a)	368,037	39,781,120
Mirati Therapeutics, Inc.(a)	111,400	18,907,922
Natera, Inc.(a)	105,175	12,455,875
Total		165,818,766
Health Care Equipment & Supplies 4.7%
Align Technology, Inc.(a)	89,593	63,521,437
Masimo Corp.(a)	174,382	47,351,688
Total		110,873,125
Health Care Providers & Services 2.9%
Amedisys, Inc.(a)	238,405	43,735,397
Encompass Health Corp.	293,564	23,030,096
Total		66,765,493
Life Sciences Tools & Services 8.2%
10X Genomics, Inc., Class A(a)	182,491	32,103,817
Bio-Rad Laboratories, Inc., Class A(a)	36,898	29,696,248
Bio-Techne Corp.	95,547	47,691,330
IQVIA Holdings, Inc.(a)	116,250	30,193,612
Repligen Corp.(a)	187,339	53,013,190
Total		192,698,197
Total Health Care		536,155,581
Industrials 10.2%
Commercial Services & Supplies 2.0%
Cintas Corp.	117,625	46,552,446
Electrical Equipment 2.7%
Generac Holdings, Inc.(a)	85,024	37,153,787
Plug Power, Inc.(a)	1,039,150	27,080,249
Total		64,234,036
Machinery 2.6%
Donaldson Co., Inc.	412,688	27,959,612
Toro Co. (The)	307,268	33,781,044
Total		61,740,656
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.8%
CoStar Group, Inc.(a)	490,670	41,579,376
Road & Rail 1.1%
Old Dominion Freight Line, Inc.	87,680	25,314,970
Total Industrials		239,421,484
Information Technology 35.7%
Electronic Equipment, Instruments & Components 4.0%
Amphenol Corp., Class A	577,076	44,221,334
CDW Corp.	241,422	48,431,667
Total		92,653,001
IT Services 5.0%
EPAM Systems, Inc.(a)	72,006	45,566,117
MongoDB, Inc.(a)	103,775	40,662,158
VeriSign, Inc.(a)	146,202	31,617,645
Total		117,845,920
Semiconductors & Semiconductor Equipment 2.1%
Enphase Energy, Inc.(a)	76,200	13,238,226
Teradyne, Inc.	291,953	35,454,772
Total		48,692,998
Software 24.6%
ANSYS, Inc.(a)	129,028	47,141,670
Bill.com Holdings, Inc.(a)	69,500	19,070,105
Blackline, Inc.(a)	217,208	23,697,393
Cadence Design Systems, Inc.(a)	379,570	62,052,104
Crowdstrike Holdings, Inc., Class A(a)	138,225	38,841,225
Common Stocks (continued)
Issuer	Shares	Value ($)
DocuSign, Inc.(a)	110,669	32,784,585
Dolby Laboratories, Inc., Class A	229,455	22,741,285
Elastic NV(a)	303,445	48,414,650
HubSpot, Inc.(a)	61,825	42,317,358
Manhattan Associates, Inc.(a)	179,984	29,335,592
ServiceNow, Inc.(a)	87,450	56,286,318
Trade Desk, Inc. (The), Class A(a)	769,750	61,618,487
Zendesk, Inc.(a)	262,500	32,445,000
Zscaler, Inc.(a)	209,651	58,354,259
Total		575,100,031
Total Information Technology		834,291,950
Materials 1.9%
Chemicals 1.9%
Albemarle Corp.	188,600	44,649,164
Total Materials		44,649,164
Total Common Stocks (Cost $1,617,551,234)		2,294,500,820

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(b),(c)	54,032,485	54,027,082
Total Money Market Funds (Cost $54,027,072)		54,027,082
Total Investments in Securities (Cost: $1,671,578,306)		2,348,527,902
Other Assets & Liabilities, Net		(10,425,910)
Net Assets		2,338,101,992

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	39,559,717	789,270,046	(774,794,802)	(7,879)	54,027,082	4,041	24,382	54,032,485
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	164,551,126	—	—	164,551,126
Consumer Discretionary	431,421,083	—	—	431,421,083
Financials	44,010,432	—	—	44,010,432
Health Care	536,155,581	—	—	536,155,581
Industrials	239,421,484	—	—	239,421,484
Information Technology	834,291,950	—	—	834,291,950
Materials	44,649,164	—	—	44,649,164
Total Common Stocks	2,294,500,820	—	—	2,294,500,820
Money Market Funds	54,027,082	—	—	54,027,082
Total Investments in Securities	2,348,527,902	—	—	2,348,527,902
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,617,551,234)	$2,294,500,820
Affiliated issuers (cost $54,027,072)	54,027,082
Receivable for:
Capital shares sold	504,672
Dividends	256,292
Prepaid expenses	26,377
Trustees’ deferred compensation plan	283,115
Other assets	2,199
Total assets	2,349,600,557
Liabilities
Payable for:
Investments purchased	9,126,046
Capital shares purchased	1,745,860
Management services fees	47,205
Distribution and/or service fees	8,443
Transfer agent fees	171,529
Compensation of board members	71,381
Compensation of chief compliance officer	97
Other expenses	44,889
Trustees’ deferred compensation plan	283,115
Total liabilities	11,498,565
Net assets applicable to outstanding capital stock	$2,338,101,992
Represented by
Paid in capital	1,300,794,265
Total distributable earnings (loss)	1,037,307,727
Total - representing net assets applicable to outstanding capital stock	$2,338,101,992
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$1,134,635,793
Shares outstanding	35,477,609
Net asset value per share	$31.98
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$33.93
Advisor Class
Net assets	$13,348,242
Shares outstanding	357,491
Net asset value per share	$37.34
Class C
Net assets	$9,885,822
Shares outstanding	427,501
Net asset value per share	$23.12
Institutional Class
Net assets	$965,229,158
Shares outstanding	27,052,009
Net asset value per share	$35.68
Institutional 2 Class
Net assets	$49,075,594
Shares outstanding	1,356,609
Net asset value per share	$36.18
Institutional 3 Class
Net assets	$123,614,686
Shares outstanding	3,411,852
Net asset value per share	$36.23
Class R
Net assets	$10,376,390
Shares outstanding	348,857
Net asset value per share	$29.74
Class V
Net assets	$31,936,307
Shares outstanding	1,004,903
Net asset value per share	$31.78
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$33.72
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Growth Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$5,934,736
Dividends — affiliated issuers	24,382
Interfund lending	109
Total income	5,959,227
Expenses:
Management services fees	15,489,355
Distribution and/or service fees
Class A	2,552,824
Class C	107,976
Class R	44,710
Class V	71,166
Transfer agent fees
Class A	1,024,228
Advisor Class	10,934
Class C	10,877
Institutional Class	854,325
Institutional 2 Class	24,859
Institutional 3 Class	6,691
Class R	8,959
Class V	28,546
Compensation of board members	58,384
Custodian fees	16,260
Printing and postage fees	81,111
Registration fees	148,913
Audit fees	29,500
Legal fees	38,700
Interest on interfund lending	228
Compensation of chief compliance officer	593
Other	77,280
Total expenses	20,686,419
Expense reduction	(2,800)
Total net expenses	20,683,619
Net investment loss	(14,724,392)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	517,593,666
Investments — affiliated issuers	4,041
Net realized gain	517,597,707
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	174,460,144
Investments — affiliated issuers	(7,879)
Net change in unrealized appreciation (depreciation)	174,452,265
Net realized and unrealized gain	692,049,972
Net increase in net assets resulting from operations	$677,325,580
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment loss	$(14,724,392)	$(7,603,960)
Net realized gain	517,597,707	164,481,610
Net change in unrealized appreciation (depreciation)	174,452,265	252,815,001
Net increase in net assets resulting from operations	677,325,580	409,692,651
Distributions to shareholders
Net investment income and net realized gains
Class A	(147,133,187)	(70,765,825)
Advisor Class	(1,314,595)	(490,510)
Class C	(2,319,152)	(1,317,931)
Institutional Class	(113,281,354)	(53,223,077)
Institutional 2 Class	(6,409,983)	(3,802,402)
Institutional 3 Class	(15,141,047)	(7,052,716)
Class R	(1,322,722)	(888,540)
Class V	(4,160,470)	(2,062,607)
Total distributions to shareholders	(291,082,510)	(139,603,608)
Increase (decrease) in net assets from capital stock activity	43,849,618	(20,493,019)
Total increase in net assets	430,092,688	249,596,024
Net assets at beginning of year	1,908,009,304	1,658,413,280
Net assets at end of year	$2,338,101,992	$1,908,009,304
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Growth Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,238,052	35,112,717	3,645,656	83,756,809
Distributions reinvested	5,443,509	141,803,418	2,957,101	68,190,740
Redemptions	(6,802,108)	(192,358,949)	(5,564,534)	(130,307,167)
Net increase (decrease)	(120,547)	(15,442,814)	1,038,223	21,640,382
Advisor Class
Subscriptions	142,914	4,670,660	121,675	3,223,378
Distributions reinvested	25,248	766,543	11,720	308,123
Redemptions	(70,783)	(2,335,289)	(519,430)	(13,625,813)
Net increase (decrease)	97,379	3,101,914	(386,035)	(10,094,312)
Class C
Subscriptions	67,150	1,412,859	80,655	1,430,436
Distributions reinvested	122,429	2,318,808	71,064	1,257,123
Redemptions	(329,484)	(6,876,542)	(280,283)	(5,089,775)
Net decrease	(139,905)	(3,144,875)	(128,564)	(2,402,216)
Institutional Class
Subscriptions	1,329,347	42,187,517	1,509,411	39,208,289
Distributions reinvested	3,605,027	104,581,824	1,959,642	49,539,754
Redemptions	(2,964,268)	(93,604,939)	(3,971,659)	(100,416,462)
Net increase (decrease)	1,970,106	53,164,402	(502,606)	(11,668,419)
Institutional 2 Class
Subscriptions	256,295	8,256,493	327,366	8,445,796
Distributions reinvested	217,427	6,392,355	148,427	3,795,274
Redemptions	(555,509)	(17,779,154)	(834,728)	(21,633,663)
Net decrease	(81,787)	(3,130,306)	(358,935)	(9,392,593)
Institutional 3 Class
Subscriptions	545,119	17,357,580	419,055	10,943,366
Distributions reinvested	144,872	4,265,021	69,328	1,774,119
Redemptions	(449,240)	(14,441,012)	(659,275)	(16,767,123)
Net increase (decrease)	240,751	7,181,589	(170,892)	(4,049,638)
Class R
Subscriptions	84,155	2,258,380	100,687	2,228,281
Distributions reinvested	47,281	1,147,506	25,027	543,589
Redemptions	(84,644)	(2,305,622)	(300,459)	(6,461,335)
Net increase (decrease)	46,792	1,100,264	(174,745)	(3,689,465)
Class V
Subscriptions	19,625	515,286	14,117	317,780
Distributions reinvested	137,974	3,572,158	77,501	1,777,867
Redemptions	(110,293)	(3,068,000)	(132,018)	(2,932,405)
Net increase (decrease)	47,306	1,019,444	(40,400)	(836,758)
Total net increase (decrease)	2,060,095	43,849,618	(723,954)	(20,493,019)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$27.17	(0.24)	9.61	9.37	(4.56)	(4.56)
Year Ended 8/31/2020	$23.44	(0.14)	6.01	5.87	(2.14)	(2.14)
Year Ended 8/31/2019	$28.83	(0.07)	0.09	0.02	(5.41)	(5.41)
Year Ended 8/31/2018	$26.90	(0.10)	5.54	5.44	(3.51)	(3.51)
Year Ended 8/31/2017	$25.09	(0.09)	3.42	3.33	(1.52)	(1.52)
Advisor Class
Year Ended 8/31/2021	$31.03	(0.19)	11.12	10.93	(4.62)	(4.62)
Year Ended 8/31/2020	$26.43	(0.09)	6.83	6.74	(2.14)	(2.14)
Year Ended 8/31/2019	$31.71	(0.02)	0.20	0.18	(5.46)	(5.46)
Year Ended 8/31/2018	$29.26	(0.05)	6.07	6.02	(3.57)	(3.57)
Year Ended 8/31/2017	$27.12	(0.03)	3.71	3.68	(1.54)	(1.54)
Class C
Year Ended 8/31/2021	$20.72	(0.33)	7.09	6.76	(4.36)	(4.36)
Year Ended 8/31/2020	$18.48	(0.24)	4.62	4.38	(2.14)	(2.14)
Year Ended 8/31/2019	$23.99	(0.20)	(0.04)(e)	(0.24)	(5.27)	(5.27)
Year Ended 8/31/2018	$22.91	(0.26)	4.64	4.38	(3.30)	(3.30)
Year Ended 8/31/2017	$21.70	(0.24)	2.93	2.69	(1.48)	(1.48)
Institutional Class
Year Ended 8/31/2021	$29.83	(0.18)	10.65	10.47	(4.62)	(4.62)
Year Ended 8/31/2020	$25.49	(0.08)	6.56	6.48	(2.14)	(2.14)
Year Ended 8/31/2019	$30.80	(0.01)	0.16	0.15	(5.46)	(5.46)
Year Ended 8/31/2018	$28.52	(0.04)	5.89	5.85	(3.57)	(3.57)
Year Ended 8/31/2017	$26.46	(0.03)	3.63	3.60	(1.54)	(1.54)
Institutional 2 Class
Year Ended 8/31/2021	$30.19	(0.17)	10.79	10.62	(4.63)	(4.63)
Year Ended 8/31/2020	$25.75	(0.07)	6.65	6.58	(2.14)	(2.14)
Year Ended 8/31/2019	$31.06	0.00(f)	0.16	0.16	(5.47)	(5.47)
Year Ended 8/31/2018	$28.73	(0.02)	5.95	5.93	(3.60)	(3.60)
Year Ended 8/31/2017	$26.63	(0.00)(f)	3.65	3.65	(1.55)	(1.55)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$31.98	38.29%	1.11%(c)	1.11%(c),(d)	(0.83%)	82%	$1,134,636
Year Ended 8/31/2020	$27.17	26.66%	1.15%	1.15%(d)	(0.58%)	63%	$967,087
Year Ended 8/31/2019	$23.44	2.78%	1.17%	1.17%	(0.31%)	89%	$810,161
Year Ended 8/31/2018	$28.83	22.23%	1.16%	1.16%(d)	(0.38%)	140%	$922,862
Year Ended 8/31/2017	$26.90	13.97%	1.19%	1.19%(d)	(0.37%)	119%	$834,347
Advisor Class
Year Ended 8/31/2021	$37.34	38.65%	0.86%(c)	0.86%(c),(d)	(0.58%)	82%	$13,348
Year Ended 8/31/2020	$31.03	26.95%	0.90%	0.90%(d)	(0.33%)	63%	$8,071
Year Ended 8/31/2019	$26.43	3.08%	0.92%	0.92%	(0.06%)	89%	$17,075
Year Ended 8/31/2018	$31.71	22.50%	0.91%	0.91%(d)	(0.16%)	140%	$15,488
Year Ended 8/31/2017	$29.26	14.24%	0.94%	0.94%(d)	(0.11%)	119%	$35,473
Class C
Year Ended 8/31/2021	$23.12	37.28%	1.86%(c)	1.86%(c),(d)	(1.57%)	82%	$9,886
Year Ended 8/31/2020	$20.72	25.67%	1.90%	1.90%(d)	(1.32%)	63%	$11,759
Year Ended 8/31/2019	$18.48	2.03%	1.92%	1.92%	(1.05%)	89%	$12,863
Year Ended 8/31/2018	$23.99	21.27%	1.91%	1.91%(d)	(1.15%)	140%	$17,458
Year Ended 8/31/2017	$22.91	13.12%	1.94%	1.94%(d)	(1.12%)	119%	$41,030
Institutional Class
Year Ended 8/31/2021	$35.68	38.67%	0.86%(c)	0.86%(c),(d)	(0.58%)	82%	$965,229
Year Ended 8/31/2020	$29.83	26.92%	0.90%	0.90%(d)	(0.33%)	63%	$748,236
Year Ended 8/31/2019	$25.49	3.07%	0.92%	0.92%	(0.05%)	89%	$652,043
Year Ended 8/31/2018	$30.80	22.49%	0.91%	0.91%(d)	(0.13%)	140%	$758,444
Year Ended 8/31/2017	$28.52	14.29%	0.94%	0.94%(d)	(0.12%)	119%	$679,866
Institutional 2 Class
Year Ended 8/31/2021	$36.18	38.73%	0.82%(c)	0.82%(c)	(0.53%)	82%	$49,076
Year Ended 8/31/2020	$30.19	27.05%	0.84%	0.84%	(0.26%)	63%	$43,423
Year Ended 8/31/2019	$25.75	3.11%	0.84%	0.84%	0.02%	89%	$46,284
Year Ended 8/31/2018	$31.06	22.60%	0.83%	0.83%	(0.06%)	140%	$48,792
Year Ended 8/31/2017	$28.73	14.40%	0.84%	0.84%	(0.01%)	119%	$51,118
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$30.22	(0.16)	10.81	10.65	(4.64)	(4.64)
Year Ended 8/31/2020	$25.77	(0.06)	6.65	6.59	(2.14)	(2.14)
Year Ended 8/31/2019	$31.07	0.02	0.16	0.18	(5.48)	(5.48)
Year Ended 8/31/2018	$28.74	(0.00)(f)	5.94	5.94	(3.61)	(3.61)
Year Ended 8/31/2017	$26.63	0.03	3.63	3.66	(1.55)	(1.55)
Class R
Year Ended 8/31/2021	$25.55	(0.29)	8.97	8.68	(4.49)	(4.49)
Year Ended 8/31/2020	$22.22	(0.18)	5.65	5.47	(2.14)	(2.14)
Year Ended 8/31/2019	$27.64	(0.12)	0.07	(0.05)	(5.37)	(5.37)
Year Ended 8/31/2018	$25.93	(0.16)	5.31	5.15	(3.44)	(3.44)
Year Ended 8/31/2017	$24.27	(0.15)	3.31	3.16	(1.50)	(1.50)
Class V
Year Ended 8/31/2021	$27.02	(0.24)	9.56	9.32	(4.56)	(4.56)
Year Ended 8/31/2020	$23.33	(0.14)	5.97	5.83	(2.14)	(2.14)
Year Ended 8/31/2019	$28.71	(0.07)	0.10	0.03	(5.41)	(5.41)
Year Ended 8/31/2018	$26.81	(0.10)	5.51	5.41	(3.51)	(3.51)
Year Ended 8/31/2017	$25.01	(0.09)	3.41	3.32	(1.52)	(1.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$36.23	38.80%	0.77%(c)	0.77%(c)	(0.48%)	82%	$123,615
Year Ended 8/31/2020	$30.22	27.07%	0.79%	0.79%	(0.22%)	63%	$95,842
Year Ended 8/31/2019	$25.77	3.18%	0.79%	0.79%	0.08%	89%	$86,115
Year Ended 8/31/2018	$31.07	22.66%	0.78%	0.78%	(0.01%)	140%	$135,728
Year Ended 8/31/2017	$28.74	14.45%	0.79%	0.79%	0.11%	119%	$145,597
Class R
Year Ended 8/31/2021	$29.74	37.94%	1.36%(c)	1.36%(c),(d)	(1.08%)	82%	$10,376
Year Ended 8/31/2020	$25.55	26.31%	1.40%	1.40%(d)	(0.82%)	63%	$7,717
Year Ended 8/31/2019	$22.22	2.56%	1.42%	1.42%	(0.55%)	89%	$10,593
Year Ended 8/31/2018	$27.64	21.89%	1.41%	1.41%(d)	(0.63%)	140%	$13,414
Year Ended 8/31/2017	$25.93	13.71%	1.44%	1.44%(d)	(0.62%)	119%	$15,333
Class V
Year Ended 8/31/2021	$31.78	38.32%	1.11%(c)	1.11%(c),(d)	(0.83%)	82%	$31,936
Year Ended 8/31/2020	$27.02	26.61%	1.15%	1.15%(d)	(0.57%)	63%	$25,875
Year Ended 8/31/2019	$23.33	2.83%	1.17%	1.17%	(0.31%)	89%	$23,279
Year Ended 8/31/2018	$28.71	22.19%	1.16%	1.16%(d)	(0.37%)	140%	$25,566
Year Ended 8/31/2017	$26.81	13.97%	1.19%	1.19%(d)	(0.36%)	119%	$22,419
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2021	19

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
20	Columbia Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Mid Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
August 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.74% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to such arrangements, employees of Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, may provide such services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
22	Columbia Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.10
Class V	0.10
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty).
The lease and the Guaranty expired on January 31, 2019 and the formal dissolution of SDC is being undertaken. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199, which approximates the fair value of the ownership interest.
Columbia Mid Cap Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,800.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	223,190
Class C	—	1.00(b)	690
Class V	5.75	0.50 - 1.00(a)	229

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.20%	1.20%
Advisor Class	0.95	0.95
Class C	1.95	1.95
Institutional Class	0.95	0.95
Institutional 2 Class	0.90	0.89
Institutional 3 Class	0.86	0.84
Class R	1.45	1.45
Class V	1.20	1.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
20,342,946	(20,342,946)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Mid Cap Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
42,144,230	248,938,280	291,082,510	—	139,603,608	139,603,608
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
99,356,035	261,512,714	—	676,790,916
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,671,736,986	729,504,837	(52,713,921)	676,790,916
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,693,202,122 and $1,963,671,635, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
26	Columbia Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	13,500,000	0.61	1
Lender	2,850,000	0.69	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated
Columbia Mid Cap Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 32.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
28	Columbia Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Mid Cap Growth Fund | Annual Report 2021	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Mid Cap Growth Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
4.20%	4.06%	0.10%	$373,601,304
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Mid Cap Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
32	Columbia Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Mid Cap Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
34	Columbia Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Mid Cap Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
36	Columbia Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mid Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Columbia Mid Cap Growth Fund | Annual Report 2021	37

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
38	Columbia Mid Cap Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund
Columbia Mid Cap Growth Fund | Annual Report 2021	39

Approval of Management Agreement  (continued)

family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
40	Columbia Mid Cap Growth Fund | Annual Report 2021

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Columbia Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN194_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Small Cap Growth Fund
(formerly Columbia Small Cap Growth Fund I)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	40.63	28.08	18.76
	Including sales charges		32.54	26.58	18.06
Advisor Class*		11/08/12	40.97	28.39	19.06
Class C	Excluding sales charges	11/01/05	39.58	27.11	17.87
	Including sales charges		38.58	27.11	17.87
Institutional Class		10/01/96	41.00	28.40	19.06
Institutional 2 Class*		02/28/13	41.11	28.53	19.21
Institutional 3 Class		07/15/09	41.18	28.60	19.26
Class R		09/27/10	40.27	27.75	18.46
Russell 2000 Growth Index			35.61	16.58	14.78
Russell 2000 Index			47.08	14.38	13.62
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2021)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	3.1
Consumer Discretionary	14.8
Consumer Staples	1.2
Energy	0.1
Financials	3.4
Health Care	37.2
Industrials	15.0
Information Technology	20.5
Materials	3.7
Real Estate	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2021, the Fund’s Class A shares returned 40.63% excluding sales charges. The Fund outperformed its primary benchmark, the Russell 2000 Growth Index, which returned 35.61% for the same time period. The Fund underperformed the broader small-cap market, as measured by the Russell 2000 Index, which returned 47.08% during the period.
Market overview
During the 12 months ended August 31, 2021, domestic stocks significantly rose despite a persisting pandemic which has continued to carve changes into the economic landscape. Towards the end of 2020, investors cheered the FDA’s approval of both Pfizer and Moderna’s COVID-19 vaccines for emergency use in December in an effort to help protect vital healthcare industry workers on the proverbial front lines of the pandemic. Shifting into 2021, the Administration approved yet another massive stimulus package in the form of a $1.9 trillion COVID-19 relief bill.
While optimism towards a recovery was reinforced to an extent by the FDA’s approval of a third COVID-19 vaccine in late February 2021, hints of inflation and concerns over rising interest rates gave markets brief pause. However, more broad-based vaccine distribution efforts across the U.S. boosted vaccination rates to encouraging levels, helping to quell the public’s pandemic concerns while also supporting robust consumer activity and travel which accelerated in the spring. Inflation concerns remained on the minds of governments and investors alike amidst the rapid economic recovery and soaring housing market, as the U.S. Federal Reserve hinted at the potential end to its massive monetary easing efforts along with interest rate hikes on the horizon. While the emergence of the COVID-19 Delta variant into the summer of 2021 brought renewed degrees of restrictions and mask mandates across the country, economic activity and equity markets each proved resilient as consumers strived to shift the pandemic into the rearview mirror.
The Fund’s notable contributors during the period
•	The Fund’s performance during the period was driven primarily by strong stock selection, particularly within the health care, materials, industrials and information technology sectors.
•	Sector allocation was a secondary contributor to relative performance during the period.
•	Bill.com Holdings, Inc., which offers cloud-based software that helps small and midsize businesses automate their back-office financial operations, contributed to returns after consistently beating revenue targets and posting strong market share gains. Additionally, the company announced synergistic plans to acquire Divvy, an expense reporting start-up whose software helps businesses combine expense management software and smart corporate cards onto a single platform, that was well received by investors.
•	Caesars Entertainment, Inc. benefited from the reopening of the economy and pent-up demand for casinos and hotel rooms at gambling destinations. Caesars has a large market share in gaming and recently made significant inroads into the fast-growing areas of sports betting and i-Gaming (online gaming), both of which we believe had sustainable growth drivers in place.
•	Heska Corp. provides diagnostic tools to help veterinarians detect diseases. The company has been a beneficiary of the boom in the pet healthcare market as more people adopt pets and visit veterinary clinics. Company revenues grew robustly, and the company acquired two European animal health companies that will provide for international expansion.
•	Immunomedics, a developer of cancer therapies, saw shares rise as the company announced its acquisition by industry behemoth Gilead Sciences at a significant premium. The acquisition appeared to validate the effectiveness of Immunomedics’ next-generation breast cancer therapy in a context of a sizable patient population.
The Fund’s notable detractors during the period
•	Stock selection within the financials and communication services sectors detracted from performance.
•	An overweight allocation to the weaker performing health care sector detracted from relative results.
Columbia Small Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	LendingTree, Inc., an operator of an online loan marketplace for consumers seeking loans and other credit-based offerings, detracted from performance. During the fourth quarter of 2020, the stock declined after their business slowed due to slower credit card issuance by providers. This is a cyclical dynamic that we expect to rebound at some point in the near future.
•	The Fund’s holding in Amedisys, a home healthcare and hospice service provider, declined as the firm reflected incrementally lower average length of patient stays in the period, despite broader positive trends within Amedisys’ core business segments. We view the dip in average patient stays as transitory and would expect to see a recovery in the coming quarters. Longer term, we believe Amedisys possesses the scope and scale to perform well in an increasingly value-based health care environment tasked with addressing an aging U.S. population.
•	Chemed Corp. engages in the provision of healthcare and maintenance services. It operates through the following segments: VITAS and Roto-Rooter. The VITAS segment offers hospice and palliative care services to patients. The Roto-Rooter segment includes plumbing, drain cleaning, water restoration, and other related services to residential and commercial customers. The company lagged early in the period as the COVID-19 pandemic negatively impacted its VITAS segment.
•	EverQuote, Inc. is a direct-to-consumer insurance search portal that helps consumers save on auto, home and life insurance policies. While the company reported upside third quarter 2020 results and provided an upbeat outlook for the remainder of fiscal year 2020 on the back of improved monetization of consumer traffic (i.e. higher revenue per quote request), increased competition and the sudden passing of the firm’s co-founder and CEO weighed on the stock during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.30	1,019.31	6.17	6.23	1.21
Advisor Class	1,000.00	1,000.00	1,001.60	1,020.59	4.90	4.94	0.96
Class C	1,000.00	1,000.00	996.30	1,015.49	9.97	10.07	1.96
Institutional Class	1,000.00	1,000.00	1,001.70	1,020.59	4.90	4.94	0.96
Institutional 2 Class	1,000.00	1,000.00	1,001.90	1,021.05	4.44	4.48	0.87
Institutional 3 Class	1,000.00	1,000.00	1,002.50	1,021.25	4.23	4.27	0.83
Class R	1,000.00	1,000.00	999.10	1,018.04	7.44	7.51	1.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Small Cap Growth Fund | Annual Report 2021	7

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 3.1%
Interactive Media & Services 1.8%
EverQuote, Inc., Class A(a),(b)	1,078,387	21,233,440
fuboTV, Inc.(b)	718,097	20,932,528
Genius Sports Ltd.(b)	927,340	19,019,743
Total		61,185,711
Media 1.3%
Magnite, Inc.(b)	842,761	24,456,924
PubMatic, Inc., Class A(a),(b)	619,065	18,045,745
Total		42,502,669
Total Communication Services		103,688,380
Consumer Discretionary 14.7%
Diversified Consumer Services 0.8%
OneSpaWorld Holdings Ltd.(b)	1,278,806	13,427,463
Vivint Smart Home, Inc.(b)	1,007,784	12,294,965
Total		25,722,428
Hotels, Restaurants & Leisure 8.4%
Caesars Entertainment, Inc.(b)	859,999	87,401,698
GAN Ltd.(b)	1,105,298	18,900,596
Papa John’s International, Inc.	517,343	65,976,753
Planet Fitness, Inc., Class A(b)	1,383,845	112,506,599
Total		284,785,646
Household Durables 0.6%
Sonos, Inc.(b)	477,499	18,971,035
Internet & Direct Marketing Retail 1.3%
Fiverr International Ltd.(b)	237,343	42,605,442
Multiline Retail 1.1%
Ollie’s Bargain Outlet Holdings, Inc.(b)	538,074	38,945,796
Specialty Retail 2.5%
Floor & Decor Holdings, Inc.(b)	358,739	44,232,518
Leslie’s, Inc.(b)	867,267	20,918,480
Lithia Motors, Inc., Class A	56,159	18,605,477
Total		83,756,475
Total Consumer Discretionary		494,786,822
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 1.2%
Food & Staples Retailing 1.2%
BJ’s Wholesale Club Holdings, Inc.(b)	714,348	40,474,958
Total Consumer Staples		40,474,958
Energy 0.1%
Energy Equipment & Services 0.1%
Frank’s International NV(b)	1,312,200	3,779,136
Total Energy		3,779,136
Financials 3.4%
Capital Markets 1.4%
CM Life Sciences II, Inc.(b)	610,679	7,242,653
Open Lending Corp., Class A(b)	1,096,149	40,524,628
Total		47,767,281
Consumer Finance 1.4%
LendingTree, Inc.(b)	284,963	47,483,385
Insurance 0.6%
Goosehead Insurance, Inc., Class A	127,523	18,717,826
Total Financials		113,968,492
Health Care 37.0%
Biotechnology 6.1%
Arrowhead Pharmaceuticals, Inc.(b)	214,164	14,374,688
CRISPR Therapeutics AG(b)	76,410	9,547,429
Insmed, Inc.(b)	374,576	10,503,111
Intellia Therapeutics, Inc.(b)	149,527	24,003,569
Iovance Biotherapeutics, Inc.(b)	586,227	14,110,484
IVERIC bio, Inc.(b)	907,524	9,592,529
Kura Oncology, Inc.(b)	598,777	11,053,423
Mirati Therapeutics, Inc.(b)	49,960	8,479,711
Natera, Inc.(b)	503,287	59,604,279
Nurix Therapeutics, Inc.(b)	186,592	6,006,396
Olema Pharmaceuticals, Inc.(b)	281,055	8,409,166
Revolution Medicines, Inc.(b)	474,862	13,813,736
Silverback Therapeutics, Inc.(b)	237,272	5,219,984
SpringWorks Therapeutics, Inc.(b)	160,060	12,020,506
Total		206,739,011
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 9.2%
Axonics, Inc.(b)	686,010	51,437,030
BioLife Solutions, Inc.(b)	777,101	45,351,614
Glaukos Corp.(b)	315,808	18,831,631
Heska Corp.(b)	347,971	92,316,706
Neogen Corp.(b)	799,616	35,007,189
Quidel Corp.(b)	256,187	33,035,314
Quotient Ltd.(b)	1,705,749	5,236,649
Silk Road Medical, Inc.(b)	476,712	28,259,487
Total		309,475,620
Health Care Providers & Services 7.4%
Accolade, Inc.(b)	351,707	16,663,878
Addus HomeCare Corp.(b)	318,833	28,669,463
Amedisys, Inc.(b)	331,470	60,808,172
Chemed Corp.	164,702	78,513,443
HealthEquity, Inc.(b)	778,258	49,940,816
Hims & Hers Health, Inc., Class A(a),(b)	1,692,266	13,335,056
Total		247,930,828
Health Care Technology 2.7%
Doximity, Inc., Class A(b)	297,765	27,394,380
Schrodinger, Inc.(b)	478,562	28,565,366
Sema4 Holdings Corp.(b)	643,170	6,110,115
Sharecare, Inc.(a),(b)	3,761,408	28,060,104
Total		90,129,965
Life Sciences Tools & Services 11.6%
10X Genomics, Inc., Class A(b)	410,828	72,272,862
Adaptive Biotechnologies Corp.(b)	487,292	17,698,445
Bio-Techne Corp.	147,731	73,738,451
Caris Life Sciences, Inc.(b),(c),(d),(e)	2,777,778	24,277,780
Codexis, Inc.(b)	1,083,671	29,280,790
Cytek Biosciences, Inc.(b)	424,293	9,665,395
Maravai LifeSciences Holdings, Inc., Class A(b)	318,761	18,864,276
NeoGenomics, Inc.(b)	1,153,594	56,087,740
Olink Holding AB ADR(b)	589,893	18,882,475
Pacific Biosciences of California, Inc.(b)	314,314	9,841,171
Common Stocks (continued)
Issuer	Shares	Value ($)
Quanterix Corp.(b)	748,491	38,210,466
Repligen Corp.(b)	72,803	20,601,793
Total		389,421,644
Total Health Care		1,243,697,068
Industrials 14.9%
Aerospace & Defense 1.5%
Axon Enterprise, Inc.(b)	153,741	27,960,875
Spirit AeroSystems Holdings, Inc., Class A	575,132	22,568,180
Total		50,529,055
Building Products 1.2%
Advanced Drainage Systems, Inc.	344,534	39,328,556
Commercial Services & Supplies 1.0%
Casella Waste Systems, Inc., Class A(b)	226,096	16,728,843
Healthcare Services Group, Inc.	597,309	15,625,603
Total		32,354,446
Electrical Equipment 2.4%
Array Technologies, Inc.(b)	1,049,769	20,019,095
Shoals Technologies Group, Inc., Class A(b)	625,448	20,370,841
Sunrun, Inc.(b)	354,053	15,666,845
Vertiv Holdings Co.	931,708	26,246,215
Total		82,302,996
Machinery 5.3%
Evoqua Water Technologies Corp.(b)	332,861	12,954,950
Helios Technologies, Inc.	545,266	44,504,611
Hillman Solutions Corp.(b)	2,460,000	30,208,800
Kornit Digital Ltd.(b)	694,364	90,524,235
Total		178,192,596
Road & Rail 0.2%
Saia, Inc.(b)	31,651	7,600,355
Trading Companies & Distributors 3.3%
SiteOne Landscape Supply, Inc.(b)	563,056	112,667,506
Total Industrials		502,975,510
Information Technology 20.3%
Electronic Equipment, Instruments & Components 1.7%
908 Devices, Inc.(b)	299,449	10,780,164
Advanced Energy Industries, Inc.	500,063	45,095,681
Total		55,875,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.8%
Euronet Worldwide, Inc.(b)	267,775	35,675,663
Flywire Corp.(b)	485,597	21,322,565
Shift4 Payments, Inc., Class A(b)	839,834	71,982,172
Total		128,980,400
Semiconductors & Semiconductor Equipment 1.6%
Ichor Holdings Ltd.(b)	309,584	13,717,667
MKS Instruments, Inc.	275,963	40,616,234
Total		54,333,901
Software 13.2%
Avalara, Inc.(b)	582,869	104,741,559
Bill.com Holdings, Inc.(b)	531,978	145,969,443
Blackline, Inc.(b)	386,490	42,166,059
Everbridge, Inc.(b)	382,471	60,036,473
LiveVox Holdings, Inc.(b)	3,170,485	22,668,968
Paycor HCM, Inc.(b)	605,078	22,357,632
Paylocity Holding Corp.(b)	58,908	15,858,034
Workiva, Inc., Class A(b)	226,680	31,796,404
Total		445,594,572
Total Information Technology		684,784,718
Materials 3.7%
Chemicals 3.0%
Balchem Corp.	253,896	35,652,076
Livent Corp.(b)	2,570,320	63,923,859
Total		99,575,935
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.7%
Worthington Industries, Inc.	405,523	23,500,058
Total Materials		123,075,993
Real Estate 0.9%
Equity Real Estate Investment Trusts (REITS) 0.9%
STORE Capital Corp.	881,204	31,785,028
Total Real Estate		31,785,028
Total Common Stocks (Cost $2,556,898,937)		3,343,016,105

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(a),(f)	19,288,133	19,286,204
Total Money Market Funds (Cost $19,283,718)		19,286,204
Total Investments in Securities (Cost: $2,576,182,655)		3,362,302,309
Other Assets & Liabilities, Net		3,222,526
Net Assets		3,365,524,835

Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	70,567,762	1,159,699,239	(1,210,978,176)	(2,621)	19,286,204	(4,034)	82,910	19,288,133
EverQuote, Inc., Class A‡,†
	—	19,704,112	(8,179,566)	—	—	(3,819,439)	—	—
Hims & Hers Health, Inc., Class A ‡,†,*
	—	18,790,567	—	—	—	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
PubMatic, Inc., Class A‡,†
	—	19,509,403	(780,522)	—	—	1,188,970	—	—
Sharecare, Inc. ‡,†,*
	—	38,957,131	—	—	—	—	—	—
Total	70,567,762			(2,621)	19,286,204	(2,634,503)	82,910

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.
*	Includes the effects of a corporate action.

(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $24,277,780, which represents 0.72% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2021, the total market value of these securities amounted to $24,277,780, which represents 0.72% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Caris Life Sciences, Inc.	05/11/2021	2,777,778	22,520,810	24,277,780

(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at August 31, 2021.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	103,688,380	—	—	103,688,380
Consumer Discretionary	494,786,822	—	—	494,786,822
Consumer Staples	40,474,958	—	—	40,474,958
Energy	3,779,136	—	—	3,779,136
Financials	113,968,492	—	—	113,968,492
Health Care	1,219,419,288	—	24,277,780	1,243,697,068
Industrials	502,975,510	—	—	502,975,510
Information Technology	684,784,718	—	—	684,784,718
Materials	123,075,993	—	—	123,075,993
Real Estate	31,785,028	—	—	31,785,028
Total Common Stocks	3,318,738,325	—	24,277,780	3,343,016,105
Money Market Funds	19,286,204	—	—	19,286,204
Total Investments in Securities	3,338,024,529	—	24,277,780	3,362,302,309
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,556,898,937)	$3,343,016,105
Affiliated issuers (cost $19,283,718)	19,286,204
Receivable for:
Investments sold	1,238,691
Capital shares sold	8,485,768
Dividends	334,362
Prepaid expenses	33,543
Trustees’ deferred compensation plan	177,288
Total assets	3,372,571,961
Liabilities
Payable for:
Investments purchased	2,689,225
Capital shares purchased	3,595,323
Management services fees	72,768
Distribution and/or service fees	6,119
Transfer agent fees	395,677
Compensation of board members	28,127
Compensation of chief compliance officer	139
Other expenses	82,460
Trustees’ deferred compensation plan	177,288
Total liabilities	7,047,126
Net assets applicable to outstanding capital stock	$3,365,524,835
Represented by
Paid in capital	2,305,334,454
Total distributable earnings (loss)	1,060,190,381
Total - representing net assets applicable to outstanding capital stock	$3,365,524,835
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$665,216,917
Shares outstanding	20,342,770
Net asset value per share	$32.70
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$34.69
Advisor Class
Net assets	$183,908,928
Shares outstanding	4,822,287
Net asset value per share	$38.14
Class C
Net assets	$50,470,726
Shares outstanding	2,083,643
Net asset value per share	$24.22
Institutional Class
Net assets	$1,653,558,845
Shares outstanding	46,437,786
Net asset value per share	$35.61
Institutional 2 Class
Net assets	$237,521,399
Shares outstanding	6,567,050
Net asset value per share	$36.17
Institutional 3 Class
Net assets	$560,879,525
Shares outstanding	15,280,186
Net asset value per share	$36.71
Class R
Net assets	$13,968,495
Shares outstanding	440,585
Net asset value per share	$31.70
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$4,478,279
Dividends — affiliated issuers	82,910
Interfund lending	219
Total income	4,561,408
Expenses:
Management services fees	21,574,770
Distribution and/or service fees
Class A	1,447,191
Class C	371,529
Class R	53,100
Transfer agent fees
Class A	775,632
Advisor Class	238,094
Class C	50,287
Institutional Class	1,762,674
Institutional 2 Class	119,446
Institutional 3 Class	24,465
Class R	14,372
Compensation of board members	52,715
Custodian fees	20,285
Printing and postage fees	181,661
Registration fees	295,405
Audit fees	29,500
Legal fees	44,884
Compensation of chief compliance officer	768
Other	151,295
Total expenses	27,208,073
Expense reduction	(2,694)
Total net expenses	27,205,379
Net investment loss	(22,643,971)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	362,836,680
Investments — affiliated issuers	(2,634,503)
Net realized gain	360,202,177
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	404,396,348
Investments — affiliated issuers	(2,621)
Net change in unrealized appreciation (depreciation)	404,393,727
Net realized and unrealized gain	764,595,904
Net increase in net assets resulting from operations	$741,951,933
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment loss	$(22,643,971)	$(6,939,168)
Net realized gain	360,202,177	99,038,796
Net change in unrealized appreciation (depreciation)	404,393,727	292,729,422
Net increase in net assets resulting from operations	741,951,933	384,829,050
Distributions to shareholders
Net investment income and net realized gains
Class A	(37,457,376)	(24,434,209)
Advisor Class	(8,450,117)	(2,172,361)
Class C	(2,479,771)	(1,153,231)
Institutional Class	(73,253,029)	(28,220,925)
Institutional 2 Class	(10,189,693)	(2,881,544)
Institutional 3 Class	(18,841,542)	(6,471,974)
Class R	(578,530)	(154,269)
Total distributions to shareholders	(151,250,058)	(65,488,513)
Increase in net assets from capital stock activity	1,210,827,969	571,924,301
Total increase in net assets	1,801,529,844	891,264,838
Net assets at beginning of year	1,563,994,991	672,730,153
Net assets at end of year	$3,365,524,835	$1,563,994,991
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,128,818	185,902,543	4,772,206	95,749,799
Distributions reinvested	1,177,743	33,271,231	1,153,206	21,507,292
Redemptions	(3,504,891)	(106,517,260)	(2,844,185)	(56,164,713)
Net increase	3,801,670	112,656,514	3,081,227	61,092,378
Advisor Class
Subscriptions	5,959,634	213,744,248	3,180,402	73,079,809
Distributions reinvested	251,704	8,276,024	98,079	2,106,731
Redemptions	(4,293,820)	(152,349,421)	(1,272,257)	(27,639,912)
Net increase	1,917,518	69,670,851	2,006,224	47,546,628
Class C
Subscriptions	1,286,398	29,654,984	700,100	10,578,063
Distributions reinvested	111,843	2,353,188	74,226	1,056,242
Redemptions	(374,053)	(8,616,868)	(294,021)	(4,354,889)
Net increase	1,024,188	23,391,304	480,305	7,279,416
Institutional Class
Subscriptions	30,078,699	995,162,672	22,088,836	474,555,614
Distributions reinvested	1,910,816	58,662,040	1,208,794	24,345,120
Redemptions	(14,095,962)	(469,131,093)	(8,140,904)	(165,413,597)
Net increase	17,893,553	584,693,619	15,156,726	333,487,137
Institutional 2 Class
Subscriptions	7,700,703	260,780,151	3,490,100	75,386,036
Distributions reinvested	326,907	10,189,693	141,107	2,881,408
Redemptions	(5,247,208)	(179,099,916)	(1,064,265)	(22,519,367)
Net increase	2,780,402	91,869,928	2,566,942	55,748,077
Institutional 3 Class
Subscriptions	13,628,463	466,393,110	4,742,599	110,463,899
Distributions reinvested	548,269	17,336,259	312,703	6,469,818
Redemptions	(4,749,632)	(162,149,574)	(2,268,545)	(52,336,537)
Net increase	9,427,100	321,579,795	2,786,757	64,597,180
Class R
Subscriptions	360,489	10,364,869	155,164	3,040,862
Distributions reinvested	21,083	578,530	8,340	151,451
Redemptions	(132,909)	(3,977,441)	(50,221)	(1,018,828)
Net increase	248,663	6,965,958	113,283	2,173,485
Total net increase	37,093,094	1,210,827,969	26,191,464	571,924,301
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$25.05	(0.31)	10.14	9.83	(2.18)	(2.18)
Year Ended 8/31/2020	$19.72	(0.18)	7.28	7.10	(1.77)	(1.77)
Year Ended 8/31/2019	$22.05	(0.15)	1.12	0.97	(3.30)	(3.30)
Year Ended 8/31/2018	$19.46	(0.15)	5.87	5.72	(3.13)	(3.13)
Year Ended 8/31/2017	$17.29	(0.13)	3.78	3.65	(1.48)	(1.48)
Advisor Class
Year Ended 8/31/2021	$28.90	(0.28)	11.76	11.48	(2.24)	(2.24)
Year Ended 8/31/2020	$22.48	(0.15)	8.38	8.23	(1.81)	(1.81)
Year Ended 8/31/2019	$24.61	(0.11)	1.33	1.22	(3.35)	(3.35)
Year Ended 8/31/2018	$21.38	(0.12)	6.53	6.41	(3.18)	(3.18)
Year Ended 8/31/2017	$18.86	(0.09)	4.13	4.04	(1.52)	(1.52)
Class C
Year Ended 8/31/2021	$19.01	(0.41)	7.63	7.22	(2.01)	(2.01)
Year Ended 8/31/2020	$15.34	(0.25)	5.54	5.29	(1.62)	(1.62)
Year Ended 8/31/2019	$17.93	(0.22)	0.78	0.56	(3.15)	(3.15)
Year Ended 8/31/2018	$16.35	(0.25)	4.82	4.57	(2.99)	(2.99)
Year Ended 8/31/2017	$14.74	(0.23)	3.20	2.97	(1.36)	(1.36)
Institutional Class
Year Ended 8/31/2021	$27.10	(0.26)	11.01	10.75	(2.24)	(2.24)
Year Ended 8/31/2020	$21.20	(0.14)	7.85	7.71	(1.81)	(1.81)
Year Ended 8/31/2019	$23.42	(0.11)	1.24	1.13	(3.35)	(3.35)
Year Ended 8/31/2018	$20.49	(0.11)	6.22	6.11	(3.18)	(3.18)
Year Ended 8/31/2017	$18.13	(0.09)	3.97	3.88	(1.52)	(1.52)
Institutional 2 Class
Year Ended 8/31/2021	$27.49	(0.24)	11.18	10.94	(2.26)	(2.26)
Year Ended 8/31/2020	$21.47	(0.13)	7.98	7.85	(1.83)	(1.83)
Year Ended 8/31/2019	$23.68	(0.09)	1.26	1.17	(3.38)	(3.38)
Year Ended 8/31/2018	$20.68	(0.09)	6.29	6.20	(3.20)	(3.20)
Year Ended 8/31/2017	$18.28	(0.07)	4.01	3.94	(1.54)	(1.54)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$32.70	40.63%	1.21%	1.21%(c)	(1.03%)	50%	$665,217
Year Ended 8/31/2020	$25.05	39.06%	1.29%(d),(e)	1.29%(c),(d),(e)	(0.89%)	76%	$414,360
Year Ended 8/31/2019	$19.72	7.76%	1.33%(d)	1.33%(d)	(0.79%)	113%	$265,473
Year Ended 8/31/2018	$22.05	33.62%	1.35%(e)	1.34%(c),(e)	(0.79%)	156%	$249,156
Year Ended 8/31/2017	$19.46	22.42%	1.39%(f)	1.34%(c),(f)	(0.74%)	174%	$189,019
Advisor Class
Year Ended 8/31/2021	$38.14	40.97%	0.96%	0.96%(c)	(0.80%)	50%	$183,909
Year Ended 8/31/2020	$28.90	39.42%	1.04%(d),(e)	1.04%(c),(d),(e)	(0.66%)	76%	$83,934
Year Ended 8/31/2019	$22.48	8.05%	1.07%(d)	1.07%(d)	(0.54%)	113%	$20,203
Year Ended 8/31/2018	$24.61	33.91%	1.10%(e)	1.09%(c),(e)	(0.53%)	156%	$8,913
Year Ended 8/31/2017	$21.38	22.68%	1.12%(f)	1.09%(c),(f)	(0.46%)	174%	$1,734
Class C
Year Ended 8/31/2021	$24.22	39.58%	1.96%	1.96%(c)	(1.79%)	50%	$50,471
Year Ended 8/31/2020	$19.01	38.03%	2.04%(d),(e)	2.04%(c),(d),(e)	(1.65%)	76%	$20,142
Year Ended 8/31/2019	$15.34	6.93%	2.08%(d)	2.08%(d)	(1.54%)	113%	$8,887
Year Ended 8/31/2018	$17.93	32.58%	2.10%(e)	2.09%(c),(e)	(1.54%)	156%	$8,401
Year Ended 8/31/2017	$16.35	21.48%	2.14%(f)	2.09%(c),(f)	(1.49%)	174%	$12,281
Institutional Class
Year Ended 8/31/2021	$35.61	41.00%	0.96%	0.96%(c)	(0.79%)	50%	$1,653,559
Year Ended 8/31/2020	$27.10	39.35%	1.04%(d),(e)	1.04%(c),(d),(e)	(0.65%)	76%	$773,636
Year Ended 8/31/2019	$21.20	8.08%	1.08%(d)	1.08%(d)	(0.54%)	113%	$283,781
Year Ended 8/31/2018	$23.42	33.91%	1.10%(e)	1.09%(c),(e)	(0.54%)	156%	$226,120
Year Ended 8/31/2017	$20.49	22.72%	1.14%(f)	1.09%(c),(f)	(0.49%)	174%	$159,344
Institutional 2 Class
Year Ended 8/31/2021	$36.17	41.11%	0.88%	0.88%	(0.72%)	50%	$237,521
Year Ended 8/31/2020	$27.49	39.50%	0.96%(d),(e)	0.96%(d),(e)	(0.58%)	76%	$104,108
Year Ended 8/31/2019	$21.47	8.16%	0.97%(d)	0.97%(d)	(0.45%)	113%	$26,190
Year Ended 8/31/2018	$23.68	34.07%	0.99%(e)	0.98%(e)	(0.43%)	156%	$21,024
Year Ended 8/31/2017	$20.68	22.87%	1.00%(f)	0.99%(f)	(0.39%)	174%	$15,478
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$27.87	(0.23)	11.34	11.11	(2.27)	(2.27)
Year Ended 8/31/2020	$21.75	(0.12)	8.08	7.96	(1.84)	(1.84)
Year Ended 8/31/2019	$23.93	(0.08)	1.29	1.21	(3.39)	(3.39)
Year Ended 8/31/2018	$20.87	(0.08)	6.35	6.27	(3.21)	(3.21)
Year Ended 8/31/2017	$18.43	(0.07)	4.06	3.99	(1.55)	(1.55)
Class R
Year Ended 8/31/2021	$24.35	(0.38)	9.86	9.48	(2.13)	(2.13)
Year Ended 8/31/2020	$19.22	(0.23)	7.08	6.85	(1.72)	(1.72)
Year Ended 8/31/2019	$21.57	(0.19)	1.09	0.90	(3.25)	(3.25)
Year Ended 8/31/2018	$19.10	(0.20)	5.75	5.55	(3.08)	(3.08)
Year Ended 8/31/2017	$17.00	(0.17)	3.71	3.54	(1.44)	(1.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$36.71	41.18%	0.83%	0.83%	(0.67%)	50%	$560,880
Year Ended 8/31/2020	$27.87	39.55%	0.90%(d),(e)	0.90%(d),(e)	(0.52%)	76%	$163,142
Year Ended 8/31/2019	$21.75	8.26%	0.92%(d)	0.92%(d)	(0.38%)	113%	$66,685
Year Ended 8/31/2018	$23.93	34.12%	0.94%(e)	0.93%(e)	(0.38%)	156%	$64,214
Year Ended 8/31/2017	$20.87	22.96%	0.96%	0.94%	(0.38%)	174%	$54,574
Class R
Year Ended 8/31/2021	$31.70	40.27%	1.46%	1.46%(c)	(1.30%)	50%	$13,968
Year Ended 8/31/2020	$24.35	38.67%	1.54%(d),(e)	1.54%(c),(d),(e)	(1.16%)	76%	$4,674
Year Ended 8/31/2019	$19.22	7.53%	1.58%(d)	1.58%(d)	(1.03%)	113%	$1,511
Year Ended 8/31/2018	$21.57	33.26%	1.60%(e)	1.59%(c),(e)	(1.04%)	156%	$1,651
Year Ended 8/31/2017	$19.10	22.10%	1.64%(f)	1.59%(c),(f)	(0.99%)	174%	$1,387
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Small Cap Growth Fund (formerly known as Columbia Small Cap Growth Fund I) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective June 9, 2021, Columbia Small Cap Growth Fund I was renamed Columbia Small Cap Growth Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Effective June 1, 2021, the Fund will be generally closed to investors, other than those who invest in the Fund through certain financial intermediaries selected by Columbia Management Investment Distributors, Inc. (the Distributor) and retirement plans currently invested and those approved by the Distributor to invest in the Fund.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities
22	Columbia Small Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Small Cap Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
24	Columbia Small Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended August 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
36,216,170	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.14
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,694.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Small Cap Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,199,507
Class C	—	1.00(b)	5,306

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.31%	1.35%
Advisor Class	1.06	1.10
Class C	2.06	2.10
Institutional Class	1.06	1.10
Institutional 2 Class	1.00	1.03
Institutional 3 Class	0.94	0.97
Class R	1.56	1.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
26	Columbia Small Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, net operating loss reclassification and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
22,600,337	(22,600,337)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
38,607,415	112,642,643	151,250,058	22,841,151	42,647,362	65,488,513
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
88,661,535	187,732,053	—	783,999,112
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,578,303,197	948,104,832	(164,105,720)	783,999,112
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Small Cap Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,370,056,913 and $1,283,251,806, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,933,333	0.69	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
28	Columbia Small Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public
Columbia Small Cap Growth Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
August 31, 2021
health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 20.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Small Cap Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Growth Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
7.56%	7.56%	1.27%	$236,088,488
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Small Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Small Cap Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Small Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Small Cap Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Small Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Small Cap Growth Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
38	Columbia Small Cap Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Columbia Small Cap Growth Fund | Annual Report 2021	39

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
40	Columbia Small Cap Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Small Cap Growth Fund | Annual Report 2021	41

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Columbia Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN226_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Strategic Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jason Callan
Portfolio Manager
Managed Fund since 2017
Alexandre (Alex) Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	6.84	4.80	4.88
	Including sales charges		1.82	3.78	4.37
Advisor Class*		11/08/12	7.16	5.07	5.10
Class C	Excluding sales charges	07/01/97	6.01	4.02	4.14
	Including sales charges		5.01	4.02	4.14
Institutional Class		01/29/99	7.11	5.06	5.14
Institutional 2 Class		03/07/11	7.23	5.12	5.22
Institutional 3 Class*		06/13/13	7.26	5.15	5.20
Class R		09/27/10	6.62	4.53	4.62
Bloomberg U.S. Aggregate Bond Index			-0.08	3.11	3.18
ICE BofA US Cash Pay High Yield Constrained Index			10.12	6.44	6.86
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			-0.90	1.57	0.46
JPMorgan Emerging Markets Bond Index-Global			4.20	4.05	5.23
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Columbia Strategic Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2021)
Asset-Backed Securities — Non-Agency	7.0
Commercial Mortgage-Backed Securities - Non-Agency	5.6
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	38.1
Foreign Government Obligations	7.3
Inflation-Indexed Bonds	0.1
Money Market Funds	5.1
Options Purchased Calls	0.1
Options Purchased Puts	0.4
Residential Mortgage-Backed Securities - Agency	5.9
Residential Mortgage-Backed Securities - Non-Agency	20.8
Senior Loans	9.6
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Strategic Income Fund | Annual Report 2021

Fund at a Glance   (continued)
Quality breakdown (%) (at August 31, 2021)
AAA rating	2.9
AA rating	7.9
A rating	5.3
BBB rating	17.5
BB rating	29.4
B rating	20.7
CCC rating	4.9
CC rating	0.0(a)
D rating	0.0(a)
Not rated	11.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Strategic Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2021, the Fund’s Class A shares returned 6.84% excluding sales charges. The Fund significantly outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.08% for the same period.
Market overview
When the annual period began in September 2020, U.S. Treasury yields remained rather range-bound, and non-government bond sectors broadly weakened amid reduced investor risk appetite. Renewed COVID-19 case growth in Europe, reduced prospects for further U.S. fiscal support and rising political uncertainty heading into the then-upcoming U.S. elections all contributed to the risk aversion. Then, during the fourth quarter of 2020, investor risk appetite grew more robust despite rapidly rising COVID-19 case counts in the U.S. and Europe. Buoying sentiment was U.S. economic expansion led by the housing sector, a shift in consumer spending away from services and towards goods, a clear resolution to the U.S. presidential election and headlines around the authorization of multiple COVID-19 vaccines. As 2020 drew to a close, the U.S. Congress passed additional stimulus that included direct payments to households, extended unemployment benefits and supported small businesses. Longer term U.S. Treasury yields finished 2020 higher, and non-government bond sectors generally performed well, led by corporate bonds within the investment-grade market and by high-yield corporate bonds overall as investors assumed credit risk in exchange for yield.
Both government and non-government bond sectors then retreated in the first quarter of 2021, as rising longer term interest rates proved a headwind to performance. The benchmark recorded its worst performance since the early 1980s. The rollout of multiple COVID-19 vaccines increasingly bolstered confidence that relatively normal economic activity would resume, and estimates for U.S. economic growth climbed on the back of Congress’ fiscal stimulus package and consumers appearing poised to unleash a wave of spending after a pandemic-driven period of historically high savings rates. Further, against a global backdrop of rising commodity prices, the improved outlook stoked fears the U.S. Federal Reserve (Fed) would feel compelled to move up its timeline for tightening monetary policy to stave off higher inflation. In March 2021, Fed Chair Powell stated the U.S. economic recovery was far from complete and reasserted the central bank’s intent to maintain its ultra-accommodative approach even if inflation were to tick up.
Bond markets then stabilized during the second quarter of 2021. Inflation dominated the market narrative, but investors appeared to grow comfortable with the view that the acceleration in inflation was largely driven by short-term supply chain bottlenecks and was likely to be transitory. The Fed reiterated this view at its June 2021 meeting and reaffirmed its commitment to keep short-term interest rates near zero for several more quarters. The Fed also signaled it could begin to taper its bond purchases by the end of the calendar year. Following these Fed comments, investors rushed into longer dated U.S. Treasuries in anticipation the Fed might act more quickly than expected. Non-government bond sectors also broadly generated positive returns, with investment-grade corporate bonds leading the way, supported by declining U.S. Treasury yields and strong corporate earnings. In July and August 2021, non-government bond sectors recorded marginally positive performance overall amid persistent concerns about the Delta variant of COVID-19 and its potential impact on the global economic recovery. Fed Chair Powell noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by temporary factors. These comments eased market nerves about the pace of monetary policy normalization.
All told, the bellwether 10-year U.S. Treasury yield rose approximately 60 basis points during the annual period. (A basis point is 1/100th of a percentage point.) As yields on securities with maturities of one year and shorter fell and yields on securities with maturities of two years and longer rose, the yield curve steepened during the annual period. While U.S. Treasuries, especially long-dated U.S. Treasuries, posted negative total returns for the annual period overall, other high-quality sectors, including Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds, generated positive returns that significantly outpaced the benchmark. Securitized assets as a whole, including mortgage-backed securities, produced modestly negative returns, but still outperformed U.S. Treasuries for the annual period. Lower-quality sectors, such as high-yield corporate bonds and emerging markets debt, performed best, posting strong gains during the annual period.
The Fund’s notable contributors during the period
•	Relative to the benchmark, the Fund’s emphasis on credit sectors contributed most positively, providing a significant yield advantage during the annual period.
6	Columbia Strategic Income Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Among structured credit sectors, allocations to non-agency mortgage-backed securities, commercial mortgage-backed securities and consumer-related asset-backed securities boosted the Fund’s results most. Non-agency mortgage-backed securities and the issues the Fund owned among commercial mortgage-backed securities (i.e., single-asset/single-borrower issues characterized by “trophy” properties in prime markets) and among asset-backed securities (i.e., unsecured consumer loans) are not constituents of the benchmark but outperformed the benchmark during the annual period.
•	Further, many bonds in the structured credit sectors are shorter dated while still offering attractive yield profiles, so exposure to these securities was an opportunity to maintain the Fund’s income while seeking to limit potential price volatility.
•	The Fund’s allocation positioning in high-yield corporate credit contributed positively, as it was the best performing sector in the benchmark during the annual period.
•	Issue selection within the investment-grade corporate bond sector added value. While we maintained an underweight allocation to the sector, the Fund’s exposure was focused on longer maturity bonds, which experienced a greater degree of spread compression and price appreciation than their shorter term counterparts during the annual period.
•	The Fund’s shorter duration stance relative to that of the benchmark contributed positively as interest rates rose during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
The Fund’s notable detractors during the period
•	A position in inflation swaps, used to hedge against inflation, detracted modestly, attributable primarily to two months during the annual period when the Fund was positioned based on our view that inflation expectations and inflation breakevens would fall. However, instead, they rose. (The breakeven inflation rate is a market-based measure of expected inflation. It is the difference between the yield of a nominal bond and an inflation-linked bond of the same maturity.)
Derivatives usage
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors—credit, duration, currency and inflation. We used interest rate futures and options on interest rate swaps for duration hedging; credit default swaps to adjust exposures to the high-yield corporate bond and commercial mortgage-backed securities sectors; agency mortgage-backed securities futures to adjust exposure to that sector; and currency contracts for foreign exchange hedging. Overall, the use of these derivatives contributed positively to the Fund’s relative performance. As mentioned earlier, inflation swaps were used to hedge against inflation, which detracted modestly.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Columbia Strategic Income Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Strategic Income Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.40	1,020.79	4.72	4.74	0.92
Advisor Class	1,000.00	1,000.00	1,014.50	1,022.07	3.44	3.45	0.67
Class C	1,000.00	1,000.00	1,009.20	1,016.97	8.55	8.58	1.67
Institutional Class	1,000.00	1,000.00	1,014.50	1,022.07	3.44	3.45	0.67
Institutional 2 Class	1,000.00	1,000.00	1,014.70	1,022.27	3.23	3.25	0.63
Institutional 3 Class	1,000.00	1,000.00	1,015.40	1,022.47	3.03	3.04	0.59
Class R	1,000.00	1,000.00	1,012.00	1,019.52	6.00	6.02	1.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Strategic Income Fund | Annual Report 2021	9

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-2 Class F
07/10/2025	6.290%	12,824,000	13,312,756
Subordinated Series 2018-4 Class F
10/13/2025	6.940%	6,515,000	6,810,402
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	7.032%	15,000,000	15,010,410
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.576%	11,200,000	11,153,699
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	1.638%	32,414,000	32,445,539
Babson CLO Ltd.(a),(b)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	1.724%	18,925,000	18,889,932
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	1.734%	8,686,000	8,686,078
Barings CLO Ltd.(a),(b)
Series 2021-2A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	6.353%	7,750,000	7,756,448
Carlyle Global Market Strategies CLO(a),(b)
Series 2016-3A Class ERR
3-month USD LIBOR + 3.100% Floor 3.100% 07/20/2034	7.148%	11,400,000	11,402,029
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.546%	11,725,000	11,725,387
Series 2015-4A Class A2R
3-month USD LIBOR + 1.800% 07/20/2032	1.934%	14,400,000	14,399,899
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%	2,385,416	2,385,825
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	164,666	164,902
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class BR
3-month USD LIBOR + 1.300% Floor 1.300% 04/15/2031	1.426%	8,000,000	7,931,544
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%	14,309,000	14,795,413
FREED ABS Trust(a)
Series 2019-1 Class C
06/18/2026	5.390%	12,350,000	12,614,346
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	5,169,724	5,274,294
Series 2019-11 Class A
12/15/2045	3.750%	1,761,822	1,771,713
Series 2019-2 Class A
08/15/2025	4.000%	7,268,528	7,393,687
Series 2019-3 Class A
10/15/2025	3.750%	8,376,560	8,521,625
Series 2019-7 Class A
01/15/2027	3.750%	8,506,399	8,595,677
Series 2019-8 Class A
12/15/2045	3.750%	3,999,535	4,034,214
Series 2020-1 Class A
01/16/2046	3.500%	8,343,385	8,413,569
Series 2020-2 Class A
02/15/2046	3.600%	5,919,863	5,969,972
Series 2020-T1 Class A
02/15/2046	3.500%	4,391,378	4,403,375
Lendingpoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	16,000,000	16,053,429
LendingPoint Asset Securitization Trust(a),(c),(d)
Subordinated Series 2021-1 Class B
04/15/2027	2.853%	17,277,000	17,330,559
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.626%	10,900,000	10,903,542
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	1.884%	14,000,000	14,002,058
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 07/20/2034	6.614%	13,700,000	13,699,466
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	1.634%	24,000,000	24,000,216
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.879%	14,700,000	14,700,426
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	1.584%	18,500,000	18,426,185
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class A
06/15/2026	3.690%	2,576,303	2,602,066
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	877,043	877,788
Series 2019-3 Class A
11/16/2026	3.821%	9,055,727	9,149,351
Series 2021-1 Class B
11/15/2027	2.130%	12,950,000	13,059,442
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	18,300,000	18,874,679
Subordinated Series 2021-1 Class C
11/15/2027	4.090%	7,500,000	7,721,617
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	253,964	253,968
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	5,968,602	5,998,445
RR 1 LLC(a),(b)
Series 2017-1A Class D1B
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2035	6.430%	6,500,000	6,499,350
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	4,576,216	4,594,673
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-1A Class B
10/15/2026	3.950%	4,000,000	4,090,246
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	10,175,527	10,309,793
Upstart Securitization Trust(a)
Subordinated Series 2018-2 Class C
12/22/2025	5.494%	140,805	141,079
Voya CLO Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2034	6.461%	6,900,000	6,899,648
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class E
03/17/2025	3.590%	9,080,000	9,505,393
Total Asset-Backed Securities — Non-Agency (Cost $469,853,174)			473,556,154

Commercial Mortgage-Backed Securities - Non-Agency 5.7%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.046%	13,300,000	12,776,854
BFLD(a),(b)
Subordinated Series 2019-DPLO Class E
1-month USD LIBOR + 2.240% Floor 2.240% 10/15/2034	2.336%	11,510,000	11,409,310
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.636%	4,350,000	4,275,599
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	1.936%	3,485,000	3,467,522
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.496%	8,700,000	8,378,784
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.896%	13,700,000	13,672,299

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 01/15/2034	2.346%	7,000,000	7,004,383
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	21,558,000	22,557,989
BX Trust(a),(e)
Subordinated Series 2019-OC11 Class D
12/09/2041	4.076%	6,000,000	6,489,768
CALI Mortgage Trust(a),(e)
Series 2019-101C Class F
03/10/2039	4.469%	4,700,000	4,239,689
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.346%	17,735,000	17,762,691
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.096%	4,000,000	4,006,249
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.817%	8,490,000	8,458,181
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.513%	16,035,000	15,391,416
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.588%	16,759,988	16,864,733
COMM Mortgage Trust(a),(e)
Series 2020-CBM Class F
02/10/2037	3.754%	4,000,000	3,890,872
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	8,400,000	9,060,851
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	3,100,000	2,951,858
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	7,525,000	6,790,023
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,960,000	16,208,676
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSMC Trust(a),(e)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	15,300,000	13,574,720
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	2.343%	12,000,000	12,089,962
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	2.943%	8,600,000	8,675,222
Hilton USA Trust(a),(e)
Series 2016-HHV Class F
11/05/2038	4.333%	28,590,000	29,073,354
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	11,500,000	11,614,907
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class E
11/10/2036	3.283%	15,500,000	14,958,897
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	13,000,000	13,171,496
Series 2020-SFR1 Class F
04/17/2037	3.431%	17,000,000	17,169,390
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	12,785,000	12,895,788
Subordinated Series 2020-SFR2 Class F
06/18/2037	6.152%	12,000,000	12,710,816
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.196%	8,561,037	8,539,649
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	1.596%	10,941,000	10,861,631
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	2.996%	9,645,000	9,430,042

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.775% Floor 1.650% 12/15/2034	1.871%	9,790,000	9,741,149
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $366,014,664)			380,164,770

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(f)	300	4,648
Total Communication Services		4,648
Consumer Discretionary 0.0%
Multiline Retail 0.0%
Belk, Inc.(f)	50	700
Total Consumer Discretionary		700
Energy 0.0%
Energy Equipment & Services 0.0%
Covia Holdings Corp.(f)	74,466	740,006
Fieldwood Energy LLC(f)	1,207	140,766
McDermott International, Inc.(c),(d),(f)	2,507	—
McDermott International, Inc.(f)	47,856	20,291
Total		901,063
Oil, Gas & Consumable Fuels 0.0%
New Frontera Holdings(f)	14,302	32,179
Southcross Energy Partners LLC(f)	14,393	597
Southcross Energy Partners LLC, Class A(d),(f)	272,263	145,661
Total		178,437
Total Energy		1,079,500
Financials —%
Diversified Financial Services —%
Alloy Finco Ltd.(c),(d),(f)	417,025	0
Total Financials		0
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 0.0%
Machinery 0.0%
TNT Crane and Rigging, Inc.(f)	23,468	447,371
Total Industrials		447,371
Total Common Stocks (Cost $1,338,820)		1,532,219

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	2,621,000	2,733,975
Total Convertible Bonds (Cost $2,475,051)			2,733,975

Corporate Bonds & Notes 38.9%

Aerospace & Defense 0.6%
Bombardier, Inc.(a)
04/15/2027	7.875%	4,217,000	4,421,880
02/15/2028	6.000%	1,192,000	1,202,879
Moog, Inc.(a)
12/15/2027	4.250%	1,229,000	1,266,732
Northrop Grumman Corp.
01/15/2028	3.250%	7,760,000	8,479,762
TransDigm, Inc.(a)
12/15/2025	8.000%	2,772,000	2,968,101
03/15/2026	6.250%	7,663,000	8,046,461
01/15/2029	4.625%	3,331,000	3,289,362
05/01/2029	4.875%	2,181,000	2,166,916
TransDigm, Inc.
06/15/2026	6.375%	2,345,000	2,428,994
03/15/2027	7.500%	1,059,000	1,119,861
11/15/2027	5.500%	4,262,000	4,358,981
Total			39,749,929
Airlines 0.4%
Air Canada(a)
08/15/2026	3.875%	3,488,000	3,507,177
American Airlines, Inc.(a)
07/15/2025	11.750%	1,807,000	2,244,711
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	8,588,000	9,033,832
Delta Air Lines, Inc.
01/15/2026	7.375%	527,000	620,131
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	5,045,720	5,313,064

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	1,104,000	1,200,816
United Airlines, Inc.(a)
04/15/2026	4.375%	1,638,000	1,699,343
04/15/2029	4.625%	1,833,000	1,901,918
Total			25,520,992
Automotive 1.0%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	3,105,000	3,200,347
04/01/2027	6.500%	195,000	204,924
Clarios Global LP(a)
05/15/2025	6.750%	799,000	847,911
Ford Motor Co.
04/21/2023	8.500%	1,235,000	1,366,501
04/22/2025	9.000%	779,000	949,244
04/22/2030	9.625%	233,000	332,129
01/15/2043	4.750%	3,697,000	3,987,544
Ford Motor Credit Co. LLC
03/18/2024	5.584%	3,795,000	4,112,559
09/08/2024	3.664%	3,700,000	3,859,068
11/01/2024	4.063%	3,000,000	3,165,144
06/16/2025	5.125%	6,663,000	7,307,861
11/13/2025	3.375%	1,566,000	1,621,208
08/17/2027	4.125%	7,247,000	7,754,005
02/16/2028	2.900%	1,844,000	1,839,928
11/13/2030	4.000%	755,000	796,578
Goodyear Tire & Rubber Co. (The)(a)
07/15/2029	5.000%	2,851,000	3,017,431
IAA Spinco, Inc.(a)
06/15/2027	5.500%	2,242,000	2,346,575
IHO Verwaltungs GmbH(a),(g)
05/15/2029	6.375%	643,000	699,080
Jaguar Land Rover Automotive PLC(a)
07/15/2029	5.500%	2,401,000	2,374,138
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	7,910,000	8,089,523
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	1,028,000	1,085,088
05/15/2027	8.500%	3,927,000	4,191,938
Real Hero Merger Sub 2, Inc.(a)
02/01/2029	6.250%	1,112,000	1,150,581
Tenneco, Inc.(a)
01/15/2029	7.875%	3,008,000	3,394,629
Total			67,693,934
Banking 3.1%
Bank of America Corp.(h)
10/24/2031	1.922%	47,155,000	46,213,147
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(h)
06/03/2031	2.572%	7,385,000	7,628,090
05/01/2032	2.561%	13,081,000	13,468,013
Goldman Sachs Group, Inc. (The)(h)
05/01/2029	4.223%	9,020,000	10,341,719
07/21/2032	2.383%	19,177,000	19,387,951
HSBC Holdings PLC(h)
05/24/2032	2.804%	22,130,000	22,848,320
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	3,322,000	3,498,971
04/22/2032	2.580%	60,748,000	62,826,143
Morgan Stanley(h)
07/21/2032	2.239%	21,770,000	21,832,560
Total			208,044,914
Brokerage/Asset Managers/Exchanges 0.3%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	720,000	795,428
AG Issuer LLC(a)
03/01/2028	6.250%	717,000	735,439
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	1,335,000	1,402,890
Hightower Holding LLC(a)
04/15/2029	6.750%	3,414,000	3,507,477
NFP Corp.(a)
08/15/2028	4.875%	2,922,000	2,980,794
08/15/2028	6.875%	8,116,000	8,332,160
Total			17,754,188
Building Materials 0.5%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	4,311,000	4,451,348
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	3,624,000	3,777,112
05/15/2029	4.125%	2,167,000	2,168,238
Cemex SAB de CV(a)
11/19/2029	5.450%	10,760,000	11,821,184
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	1,728,000	1,767,468
Interface, Inc.(a)
12/01/2028	5.500%	526,000	551,649
James Hardie International Finance DAC(a)
01/15/2028	5.000%	1,493,000	1,580,173
SRS Distribution, Inc.(a)
07/01/2028	4.625%	1,695,000	1,748,102
07/01/2029	6.125%	3,261,000	3,384,693

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,828,000	1,944,991
Total			33,194,958
Cable and Satellite 2.0%
Cable One, Inc.(a)
11/15/2030	4.000%	1,322,000	1,335,552
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%	692,000	711,895
05/01/2027	5.125%	5,385,000	5,626,273
02/01/2028	5.000%	2,860,000	2,997,093
06/01/2029	5.375%	2,314,000	2,526,932
03/01/2030	4.750%	2,475,000	2,616,322
08/15/2030	4.500%	7,378,000	7,715,841
02/01/2031	4.250%	1,297,000	1,331,255
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	3,192,000	3,338,285
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,290,000	5,276,429
03/01/2050	4.800%	10,425,000	12,234,250
04/01/2061	3.850%	878,000	871,397
CSC Holdings LLC
06/01/2024	5.250%	1,064,000	1,147,510
CSC Holdings LLC(a)
02/01/2028	5.375%	5,078,000	5,381,297
02/01/2029	6.500%	3,568,000	3,937,982
01/15/2030	5.750%	3,974,000	4,198,419
12/01/2030	4.125%	1,000,000	1,001,315
12/01/2030	4.625%	4,778,000	4,704,595
02/15/2031	3.375%	3,235,000	3,076,798
11/15/2031	5.000%	2,428,000	2,423,107
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	1,869,000	1,953,515
DISH DBS Corp.
07/01/2026	7.750%	2,835,000	3,246,037
DISH DBS Corp.(a)
06/01/2029	5.125%	14,126,000	14,062,613
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	2,105,000	2,191,380
09/15/2028	6.500%	7,817,000	8,010,853
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	3,013,000	3,070,021
08/01/2027	5.000%	574,000	601,867
07/01/2029	5.500%	1,278,000	1,398,647
07/01/2030	4.125%	3,750,000	3,841,187
Videotron Ltd.(a)
06/15/2029	3.625%	1,908,000	1,965,998
Virgin Media Finance PLC(a)
07/15/2030	5.000%	6,205,000	6,423,753
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	3,859,000	4,134,110
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	2,722,000	2,795,507
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	5,305,000	5,549,217
Ziggo BV(a)
01/15/2027	5.500%	2,271,000	2,354,219
01/15/2030	4.875%	2,116,000	2,166,607
Total			136,218,078
Chemicals 0.7%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,235,000	2,191,196
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,180,000	2,290,420
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	9,000,000	9,652,032
Element Solutions, Inc.(a)
09/01/2028	3.875%	4,241,000	4,343,488
HB Fuller Co.
10/15/2028	4.250%	1,289,000	1,317,963
Herens Holdco Sarl(a)
05/15/2028	4.750%	3,168,000	3,182,127
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	2,058,000	2,273,623
INEOS Group Holdings SA(a)
08/01/2024	5.625%	3,163,000	3,167,956
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	1,561,000	1,580,489
Ingevity Corp.(a)
11/01/2028	3.875%	3,405,000	3,415,259
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	2,870,000	3,106,762
Iris Holdings, Inc.(a),(g)
02/15/2026	8.750%	1,568,000	1,609,594
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	1,530,000	1,607,195
SPCM SA(a)
09/15/2025	4.875%	1,621,000	1,654,302
WR Grace & Co.(a)
06/15/2027	4.875%	3,998,000	4,148,021
WR Grace Holdings LLC(a)
08/15/2029	5.625%	3,988,000	4,151,552
Total			49,691,979

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.3%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	5,533,000	5,551,444
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,939,000	2,043,494
NESCO Holdings II, Inc.(a)
04/15/2029	5.500%	1,922,000	1,994,904
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	1,849,000	1,897,894
United Rentals North America, Inc.
09/15/2026	5.875%	3,303,000	3,404,716
07/15/2030	4.000%	897,000	937,846
01/15/2032	3.750%	1,493,000	1,525,328
Total			17,355,626
Consumer Cyclical Services 0.5%
APX Group, Inc.
09/01/2023	7.625%	5,646,000	5,753,613
APX Group, Inc.(a)
02/15/2027	6.750%	912,000	977,058
07/15/2029	5.750%	1,107,000	1,110,219
Arches Buyer, Inc.(a)
06/01/2028	4.250%	1,049,000	1,065,371
12/01/2028	6.125%	626,000	644,435
ASGN, Inc.(a)
05/15/2028	4.625%	3,031,000	3,161,821
Match Group, Inc.(a)
06/01/2028	4.625%	1,429,000	1,491,575
Staples, Inc.(a)
04/15/2026	7.500%	2,503,000	2,535,655
04/15/2027	10.750%	494,000	481,729
Uber Technologies, Inc.(a)
05/15/2025	7.500%	3,822,000	4,076,172
08/15/2029	4.500%	12,589,000	12,384,961
Total			33,682,609
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	2,452,000	2,608,066
Mattel, Inc.(a)
12/15/2027	5.875%	1,968,000	2,149,705
Mattel, Inc.
11/01/2041	5.450%	652,000	789,359
Prestige Brands, Inc.(a)
01/15/2028	5.125%	934,000	981,870
04/01/2031	3.750%	1,414,000	1,396,048
Scotts Miracle-Gro Co. (The)(a)
02/01/2032	4.375%	3,145,000	3,188,440
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spectrum Brands, Inc.
07/15/2025	5.750%	1,506,000	1,541,149
Valvoline, Inc.(a)
02/15/2030	4.250%	2,602,000	2,700,761
Total			15,355,398
Diversified Manufacturing 0.5%
BWX Technologies, Inc.(a)
06/30/2028	4.125%	1,878,000	1,933,771
Carrier Global Corp.
04/05/2040	3.377%	2,197,000	2,349,933
04/05/2050	3.577%	8,477,000	9,235,186
CFX Escrow Corp.(a)
02/15/2026	6.375%	982,000	1,032,440
Gates Global LLC/Co.(a)
01/15/2026	6.250%	2,554,000	2,666,912
Madison IAQ LLC(a)
06/30/2028	4.125%	1,254,000	1,260,651
06/30/2029	5.875%	4,021,000	4,116,083
Resideo Funding, Inc.(a)
09/01/2029	4.000%	2,819,000	2,819,550
Vertical Holdco GmbH(a)
07/15/2028	7.625%	1,745,000	1,890,186
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	910,000	961,039
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	4,800,000	5,162,255
06/15/2028	7.250%	1,928,000	2,146,383
Total			35,574,389
Electric 3.4%
AEP Texas, Inc.
01/15/2050	3.450%	11,560,000	12,276,058
Atlantica Sustainable Infrastructure PLC(a)
06/15/2028	4.125%	2,210,000	2,316,280
Calpine Corp.(a)
06/01/2026	5.250%	894,000	920,380
02/15/2028	4.500%	2,705,000	2,787,036
Clearway Energy Operating LLC
09/15/2026	5.000%	2,926,000	3,003,248
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,073,000	4,315,700
02/15/2031	3.750%	8,020,000	8,156,893
CMS Energy Corp.
03/01/2024	3.875%	1,955,000	2,087,729
Consolidated Edison Co. of New York, Inc.
04/01/2050	3.950%	1,195,000	1,391,916

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Energy Co.
10/01/2026	2.850%	27,095,000	28,994,478
Duke Energy Corp.
06/01/2030	2.450%	18,090,000	18,545,507
Emera US Finance LP
06/15/2046	4.750%	15,730,000	18,741,801
Eversource Energy
01/15/2028	3.300%	4,190,000	4,600,269
Georgia Power Co.
03/15/2042	4.300%	3,145,000	3,741,078
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	4,621,000	4,720,863
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,319,000	2,447,554
09/15/2027	4.500%	9,775,000	10,555,589
NRG Energy, Inc.
01/15/2027	6.625%	623,000	645,980
NRG Energy, Inc.(a)
02/15/2029	3.375%	1,840,000	1,848,116
06/15/2029	5.250%	3,159,000	3,424,892
02/15/2031	3.625%	6,047,000	6,151,768
02/15/2032	3.875%	3,686,000	3,737,646
Pacific Gas and Electric Co.
07/01/2050	4.950%	19,380,000	20,505,553
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	1,034,000	1,080,351
PG&E Corp.
07/01/2028	5.000%	1,845,000	1,831,378
07/01/2030	5.250%	2,663,000	2,628,788
Southern Co. (The)
07/01/2046	4.400%	14,550,000	17,492,996
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,268,000	2,449,154
01/15/2030	4.750%	3,263,000	3,433,373
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,934,000	2,013,642
07/31/2027	5.000%	1,280,000	1,331,217
05/01/2029	4.375%	2,302,000	2,336,720
Xcel Energy, Inc.
06/15/2028	4.000%	4,953,000	5,645,172
12/01/2029	2.600%	4,408,000	4,630,843
06/01/2030	3.400%	14,082,000	15,612,011
Total			226,401,979
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.4%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	2,709,000	2,809,831
08/01/2025	3.750%	3,794,000	3,906,991
12/15/2026	5.125%	2,134,000	2,252,190
08/01/2028	4.000%	2,000,000	1,985,867
09/01/2028	3.500%	4,172,000	4,163,604
06/15/2029	4.750%	3,804,000	3,910,838
08/15/2029	4.375%	2,935,000	2,948,979
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	6,119,000	6,233,101
Total			28,211,401
Finance Companies 0.9%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	25,925,000	31,488,087
Global Aircraft Leasing Co., Ltd.(a),(g)
09/15/2024	6.500%	2,038,098	2,018,814
Navient Corp.
01/25/2023	5.500%	2,983,000	3,140,322
09/25/2023	7.250%	1,311,000	1,440,851
03/15/2028	4.875%	2,158,000	2,196,912
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	4,703,000	4,843,137
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	2,723,000	2,778,471
03/01/2031	3.875%	3,142,000	3,216,046
Springleaf Finance Corp.
03/15/2023	5.625%	2,537,000	2,678,285
03/15/2024	6.125%	3,440,000	3,708,244
Total			57,509,169
Food and Beverage 2.5%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	28,457,000	36,369,071
Bacardi Ltd.(a)
05/15/2048	5.300%	18,640,000	24,905,159
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	9,037,000	9,302,184
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,166,000	2,337,729
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	1,845,000	1,946,548
JBS USA LUX SA/USA Finance, Inc.(a)
02/15/2028	6.750%	2,000,000	2,191,827
Kraft Heinz Foods Co.
06/01/2046	4.375%	28,920,000	33,408,787

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	727,000	748,315
11/01/2026	4.875%	3,211,000	3,307,252
05/15/2028	4.875%	893,000	993,771
Mondelez International, Inc.
04/13/2030	2.750%	3,715,000	3,934,932
Performance Food Group, Inc.(a)
05/01/2025	6.875%	1,700,000	1,803,897
10/15/2027	5.500%	1,289,000	1,342,492
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	3,370,000	3,599,704
04/15/2031	4.250%	7,428,000	8,002,029
Pilgrim’s Pride Corp.(a),(i)
03/01/2032	3.500%	7,680,000	7,843,334
Post Holdings, Inc.(a)
03/01/2027	5.750%	7,860,000	8,223,711
01/15/2028	5.625%	1,161,000	1,222,025
04/15/2030	4.625%	1,287,000	1,315,302
09/15/2031	4.500%	4,370,000	4,416,498
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,296,000	2,318,516
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	1,679,000	1,709,058
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	2,241,000	2,216,042
US Foods, Inc.(a)
04/15/2025	6.250%	265,000	279,715
02/15/2029	4.750%	1,448,000	1,486,283
Total			165,224,181
Gaming 1.1%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	1,974,000	2,145,066
06/15/2031	4.750%	3,815,000	3,941,068
Boyd Gaming Corp.
12/01/2027	4.750%	1,887,000	1,945,969
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	3,261,000	3,308,174
CCM Merger, Inc.(a)
05/01/2026	6.375%	2,209,000	2,328,140
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	2,388,000	2,510,123
07/01/2025	6.250%	5,582,000	5,898,507
07/01/2027	8.125%	3,477,000	3,847,548
International Game Technology PLC(a)
02/15/2025	6.500%	2,637,000	2,941,425
04/15/2026	4.125%	1,515,000	1,573,870
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	899,000	981,356
09/01/2026	4.500%	3,056,000	3,333,817
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	1,361,000	1,465,271
02/15/2029	3.875%	693,000	733,145
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	4,325,000	4,379,644
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	1,853,000	1,849,937
Scientific Games International, Inc.(a)
07/01/2025	8.625%	2,754,000	2,973,378
10/15/2025	5.000%	8,436,000	8,678,368
03/15/2026	8.250%	4,618,000	4,914,422
05/15/2028	7.000%	1,446,000	1,555,857
11/15/2029	7.250%	4,259,000	4,751,872
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	700,000	717,578
12/01/2026	4.250%	1,553,000	1,632,267
02/15/2027	3.750%	942,000	980,281
12/01/2029	4.625%	1,243,000	1,350,731
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	2,369,000	2,513,996
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	493,000	523,888
Total			73,775,698
Health Care 1.9%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	1,685,000	1,784,789
04/15/2029	5.000%	2,054,000	2,147,544
AdaptHealth LLC(a)
03/01/2030	5.125%	5,043,000	5,106,349
Avantor Funding, Inc.(a)
07/15/2028	4.625%	2,724,000	2,880,544
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	342,000	358,570
02/15/2029	3.125%	877,000	866,449
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	681,000	713,425
03/15/2029	3.750%	1,124,000	1,159,685
03/15/2031	4.000%	900,000	960,464
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	2,769,000	2,912,401
03/15/2026	8.000%	2,886,000	3,087,449
03/15/2027	5.625%	865,000	912,785
04/15/2029	6.875%	2,646,000	2,748,533
02/15/2031	4.750%	2,035,000	2,069,825
CVS Health Corp.
03/25/2048	5.050%	12,810,000	16,944,755

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Encompass Health Corp.
02/01/2028	4.500%	1,540,000	1,615,520
HCA, Inc.
09/01/2028	5.625%	4,245,000	5,063,884
02/01/2029	5.875%	3,197,000	3,887,915
09/01/2030	3.500%	4,223,000	4,529,939
Hologic, Inc.(a)
02/01/2028	4.625%	2,416,000	2,568,521
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	1,424,000	1,453,757
IQVIA, Inc.(a)
10/15/2026	5.000%	1,233,000	1,269,071
05/15/2027	5.000%	2,792,000	2,918,263
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	2,351,000	2,472,014
06/15/2028	5.000%	3,279,000	3,533,374
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	1,020,000	1,084,827
02/01/2028	7.250%	377,000	407,287
Radiology Partners, Inc.(a)
02/01/2028	9.250%	3,610,000	3,870,415
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	9,364,000	9,575,786
Select Medical Corp.(a)
08/15/2026	6.250%	6,058,000	6,414,417
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	2,751,000	2,799,464
04/15/2027	10.000%	2,041,000	2,219,101
Syneos Health, Inc.(a)
01/15/2029	3.625%	1,077,000	1,072,015
Teleflex, Inc.
11/15/2027	4.625%	1,903,000	2,000,375
Teleflex, Inc.(a)
06/01/2028	4.250%	710,000	739,775
Tenet Healthcare Corp.
07/15/2024	4.625%	1,244,000	1,261,314
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	1,954,000	2,093,654
02/01/2027	6.250%	3,881,000	4,051,581
11/01/2027	5.125%	4,134,000	4,350,744
10/01/2028	6.125%	6,004,000	6,347,981
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	2,030,000	2,115,802
03/01/2026	6.375%	1,665,000	1,731,295
Total			126,101,658
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.1%
Centene Corp.
10/15/2030	3.000%	6,905,000	7,146,111
08/01/2031	2.625%	991,000	1,004,832
Total			8,150,943
Home Construction 0.2%
Meritage Homes Corp.
06/06/2027	5.125%	2,373,000	2,684,020
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,585,000	1,691,855
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	2,763,000	2,848,202
04/01/2029	4.750%	309,000	318,950
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	1,294,000	1,458,629
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	1,265,000	1,333,485
03/01/2024	5.625%	695,000	747,800
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	854,000	946,438
Total			12,029,379
Independent Energy 2.3%
Apache Corp.
11/15/2025	4.625%	1,238,000	1,343,009
11/15/2027	4.875%	2,927,000	3,200,802
10/15/2028	4.375%	616,000	664,433
01/15/2030	4.250%	745,000	801,873
09/01/2040	5.100%	2,297,000	2,553,536
02/01/2042	5.250%	611,000	679,112
04/15/2043	4.750%	2,397,000	2,572,155
01/15/2044	4.250%	2,001,000	2,032,285
Callon Petroleum Co.
10/01/2024	6.125%	532,000	516,172
07/01/2026	6.375%	7,819,000	7,298,494
Callon Petroleum Co.(a)
08/01/2028	8.000%	8,905,000	8,567,472
CNX Resources Corp.(a)
03/14/2027	7.250%	3,062,000	3,245,720
01/15/2029	6.000%	2,453,000	2,553,417
Comstock Resources, Inc.(a)
03/01/2029	6.750%	1,496,000	1,569,853
01/15/2030	5.875%	1,426,000	1,427,904
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,142,000	1,172,197
Encana Corp.
08/15/2034	6.500%	126,000	168,477

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	985,000	1,036,622
EQT Corp.
01/15/2029	5.000%	1,769,000	2,001,213
EQT Corp.(h)
02/01/2030	8.750%	2,960,000	3,848,320
EQT Corp.(a)
05/15/2031	3.625%	1,711,000	1,809,085
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	1,262,000	1,303,801
02/01/2029	5.750%	1,812,000	1,838,934
Indigo Natural Resources LLC(a)
02/01/2029	5.375%	1,404,000	1,449,135
Matador Resources Co.
09/15/2026	5.875%	4,732,000	4,754,727
Newfield Exploration Co.
07/01/2024	5.625%	347,000	386,532
01/01/2026	5.375%	1,839,000	2,077,396
Occidental Petroleum Corp.
07/15/2025	8.000%	3,785,000	4,559,905
04/15/2026	3.400%	4,496,000	4,645,552
08/15/2029	3.500%	5,395,000	5,593,768
09/01/2030	6.625%	4,862,000	6,062,152
01/01/2031	6.125%	3,778,000	4,567,628
09/15/2036	6.450%	17,857,000	22,406,616
03/15/2040	6.200%	1,485,000	1,770,374
06/15/2045	4.625%	8,475,000	8,762,837
03/15/2046	6.600%	5,307,000	6,713,434
04/15/2046	4.400%	19,425,000	19,802,414
08/15/2049	4.400%	2,119,000	2,134,689
Ovintiv, Inc.
11/01/2031	7.200%	285,000	379,620
SM Energy Co.
09/15/2026	6.750%	2,196,000	2,207,794
01/15/2027	6.625%	1,264,000	1,270,413
07/15/2028	6.500%	1,294,000	1,304,385
Total			153,054,257
Integrated Energy 0.2%
Cenovus Energy, Inc.
07/15/2025	5.375%	3,577,000	4,060,588
04/15/2027	4.250%	495,000	550,076
11/15/2039	6.750%	1,757,000	2,375,339
Chevron USA, Inc.
11/15/2043	5.250%	2,725,000	3,756,059
Total			10,742,062
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.7%
Carnival Corp.(a)
03/01/2026	7.625%	8,193,000	8,712,990
03/01/2027	5.750%	4,543,000	4,642,722
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	1,537,000	1,551,161
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	1,025,000	1,066,747
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	1,171,000	1,253,629
Cinemark USA, Inc.(a)
03/15/2026	5.875%	5,937,000	5,910,319
07/15/2028	5.250%	1,648,000	1,565,642
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	347,000	352,587
NCL Corp Ltd.(a)
03/15/2026	5.875%	3,782,000	3,804,416
NCL Corp.,Ltd.(a)
12/15/2024	3.625%	2,015,000	1,903,863
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	3,201,000	3,490,760
07/01/2026	4.250%	4,143,000	4,040,032
08/31/2026	5.500%	2,519,000	2,552,517
04/01/2028	5.500%	2,913,000	2,935,263
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,889,000	1,911,247
Viking Cruises Ltd.(a)
09/15/2027	5.875%	758,000	734,072
Total			46,427,967
Life Insurance 1.3%
Five Corners Funding Trust(a)
11/15/2023	4.419%	22,756,000	24,659,770
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	9,685,000	12,876,188
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	7,877,000	8,701,653
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	25,683,000	28,095,406
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	8,875,000	11,720,949
Total			86,053,966

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	966,000	1,013,557
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	269,000	273,532
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	955,000	965,750
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	1,955,000	2,023,869
Total			4,276,708
Media and Entertainment 1.1%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	8,845,000	9,066,097
Clear Channel International BV(a)
08/01/2025	6.625%	3,019,000	3,152,480
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	5,282,000	5,510,707
06/01/2029	7.500%	3,214,000	3,325,717
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	5,043,000	5,188,392
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	815,000	540,920
08/15/2027	6.625%	1,304,000	560,763
iHeartCommunications, Inc.
05/01/2026	6.375%	2,108,936	2,228,593
05/01/2027	8.375%	5,478,666	5,815,742
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	698,000	731,914
01/15/2028	4.750%	2,922,000	3,031,636
Lamar Media Corp.
02/15/2028	3.750%	987,000	1,013,525
01/15/2029	4.875%	2,004,000	2,139,654
02/15/2030	4.000%	613,000	631,849
Netflix, Inc.
04/15/2028	4.875%	3,047,000	3,564,149
11/15/2028	5.875%	6,157,000	7,641,515
05/15/2029	6.375%	338,000	433,600
Netflix, Inc.(a)
11/15/2029	5.375%	1,315,000	1,616,662
06/15/2030	4.875%	2,066,000	2,474,159
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	1,228,000	1,277,252
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	2,126,000	2,190,174
01/15/2029	4.250%	1,215,000	1,217,725
03/15/2030	4.625%	3,272,000	3,312,473
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Playtika Holding Corp.(a)
03/15/2029	4.250%	3,027,000	3,056,959
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	201,000	206,251
Univision Communications, Inc.(a)
05/01/2029	4.500%	1,852,000	1,878,620
Total			71,807,528
Metals and Mining 0.9%
Alcoa Nederland Holding BV(a)
09/30/2026	7.000%	2,209,000	2,307,055
03/31/2029	4.125%	1,469,000	1,549,902
Commercial Metals Co.
02/15/2031	3.875%	398,000	407,584
Constellium NV(a)
02/15/2026	5.875%	7,477,000	7,640,369
Constellium SE(a)
06/15/2028	5.625%	2,688,000	2,841,791
04/15/2029	3.750%	4,659,000	4,629,405
Freeport-McMoRan, Inc.
09/01/2029	5.250%	3,537,000	3,914,216
08/01/2030	4.625%	2,787,000	3,070,734
03/15/2043	5.450%	5,474,000	7,002,541
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	2,056,000	2,071,541
04/01/2029	6.125%	9,764,000	10,502,266
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	3,875,000	4,013,693
Novelis Corp.(a)
11/15/2026	3.250%	2,050,000	2,101,774
01/30/2030	4.750%	3,010,000	3,205,431
08/15/2031	3.875%	2,472,000	2,495,629
Total			57,753,931
Midstream 2.2%
Cheniere Energy Partners LP
10/01/2026	5.625%	3,928,000	4,064,920
10/01/2029	4.500%	2,011,000	2,167,088
Cheniere Energy Partners LP(a)
03/01/2031	4.000%	1,740,000	1,833,575
Cheniere Energy, Inc.
10/15/2028	4.625%	2,979,000	3,145,256
DCP Midstream Operating LP
05/15/2029	5.125%	2,294,000	2,563,940
04/01/2044	5.600%	3,372,000	3,877,983
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	2,969,000	3,041,338

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Midstream, Inc.(a)
06/15/2029	4.125%	2,378,000	2,441,373
06/15/2031	4.375%	1,904,000	1,966,423
Enterprise Products Operating LLC
01/31/2060	3.950%	7,195,000	8,006,930
EQM Midstream Partners LP(a)
07/01/2025	6.000%	4,457,000	4,840,377
07/01/2027	6.500%	1,851,000	2,064,315
01/15/2029	4.500%	2,159,000	2,195,392
01/15/2031	4.750%	6,733,000	6,850,153
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	1,925,000	1,978,273
Hess Midstream Operations LP(a)
02/15/2030	4.250%	994,000	1,006,807
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	2,497,000	2,548,821
ITT Holdings LLC(a)
08/01/2029	6.500%	274,000	279,598
MPLX LP
04/15/2048	4.700%	5,970,000	6,946,489
NuStar Logistics LP
10/01/2025	5.750%	4,016,000	4,321,024
06/01/2026	6.000%	1,126,000	1,217,856
04/28/2027	5.625%	2,356,000	2,504,921
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	20,974,000	22,367,551
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	2,086,000	2,145,514
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	3,937,000	4,016,802
Sunoco LP/Finance Corp.
02/15/2026	5.500%	5,389,000	5,539,439
Superior Plus LP/General Partner, Inc.(a)
03/15/2029	4.500%	1,769,000	1,833,738
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	1,236,000	1,281,149
01/15/2028	5.000%	5,769,000	6,059,029
03/01/2030	5.500%	4,850,000	5,354,582
02/01/2031	4.875%	2,084,000	2,265,856
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	1,865,000	1,952,909
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,330,000	2,400,952
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	2,476,000	2,557,678
08/15/2031	4.125%	2,893,000	3,033,743
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Gas Partners LP
08/15/2048	5.500%	14,231,000	16,301,252
Total			146,973,046
Natural Gas 0.5%
NiSource, Inc.
05/01/2030	3.600%	7,970,000	8,881,125
02/15/2043	5.250%	4,755,000	6,323,339
05/15/2047	4.375%	13,773,000	16,805,823
Total			32,010,287
Oil Field Services 0.2%
Apergy Corp.
05/01/2026	6.375%	2,790,000	2,916,354
Nabors Industries Ltd.(a)
01/15/2028	7.500%	1,105,000	1,005,226
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	10,930,254	10,478,655
Total			14,400,235
Other Industry 0.1%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	1,358,000	1,403,126
Dycom Industries, Inc.(a)
04/15/2029	4.500%	2,144,000	2,206,557
Hillenbrand, Inc.
03/01/2031	3.750%	1,747,000	1,764,059
Total			5,373,742
Other REIT 0.4%
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	2,004,000	2,008,528
10/01/2025	5.250%	3,838,000	3,891,896
02/01/2027	4.250%	1,937,000	1,958,969
06/15/2029	4.750%	6,480,000	6,624,022
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	2,719,000	2,897,289
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	2,353,000	2,422,886
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	1,288,000	1,308,215
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	1,651,000	1,665,977
Service Properties Trust
03/15/2024	4.650%	1,433,000	1,457,391
Total			24,235,173

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.5%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	5,899,000	6,010,469
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	1,716,000	1,797,527
08/15/2026	4.125%	2,906,000	3,023,063
08/15/2027	5.250%	2,406,000	2,486,510
08/15/2027	5.250%	1,007,000	1,042,000
Berry Global, Inc.(a)
02/15/2026	4.500%	813,000	830,165
BWAY Holding Co.(a)
04/15/2024	5.500%	4,229,000	4,270,867
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	1,524,000	1,554,524
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	2,869,000	3,007,384
Novolex(a)
01/15/2025	6.875%	694,000	702,236
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	2,193,000	2,330,439
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	5,379,000	5,665,921
08/15/2027	8.500%	2,108,000	2,268,471
Total			34,989,576
Pharmaceuticals 0.8%
AbbVie, Inc.
06/15/2044	4.850%	4,120,000	5,273,500
11/21/2049	4.250%	9,630,000	11,695,373
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	3,803,000	3,894,911
04/01/2026	9.250%	8,143,000	8,770,787
01/15/2028	7.000%	2,610,000	2,706,386
06/01/2028	4.875%	1,135,000	1,164,374
02/15/2029	6.250%	2,517,000	2,498,392
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	923,000	906,698
06/30/2028	6.000%	1,363,000	851,582
Jazz Securities DAC(a)
01/15/2029	4.375%	1,660,000	1,721,833
Organon Finance 1 LLC(a)
04/30/2028	4.125%	6,872,000	7,089,399
04/30/2031	5.125%	5,114,000	5,363,879
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	3,515,000	3,560,628
Total			55,497,742
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	2,289,000	2,296,483
10/15/2027	6.750%	4,626,000	4,818,579
AssuredPartners, Inc.(a)
01/15/2029	5.625%	2,522,000	2,537,770
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	3,326,000	3,354,295
HUB International Ltd.(a)
05/01/2026	7.000%	3,379,000	3,498,827
MGIC Investment Corp.
08/15/2028	5.250%	395,000	423,311
Radian Group, Inc.
03/15/2025	6.625%	1,253,000	1,412,584
03/15/2027	4.875%	964,000	1,061,112
USI, Inc.(a)
05/01/2025	6.875%	944,000	963,328
Total			20,366,289
Railroads 0.0%
Union Pacific Corp.
08/15/2059	3.950%	1,224,000	1,451,735
Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	3,011,000	3,179,932
01/15/2028	3.875%	4,847,000	4,905,339
Golden Nugget, Inc.(a)
10/15/2024	6.750%	711,000	712,822
IRB Holding Corp.(a)
06/15/2025	7.000%	5,459,000	5,838,062
02/15/2026	6.750%	5,310,000	5,488,744
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	1,566,000	1,640,400
Yum! Brands, Inc.(a)
04/01/2025	7.750%	1,416,000	1,525,396
01/15/2030	4.750%	2,563,000	2,826,754
Total			26,117,449
Retailers 0.4%
Hanesbrands, Inc.(a)
05/15/2025	5.375%	1,950,000	2,047,449
L Brands, Inc.(a)
07/01/2025	9.375%	524,000	676,439
L Brands, Inc.
02/01/2028	5.250%	1,053,000	1,179,639
11/01/2035	6.875%	4,445,000	5,710,373

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	1,305,000	1,341,550
Lowe’s Companies, Inc.
05/03/2047	4.050%	7,570,000	8,846,322
Penske Automotive Group, Inc.
09/01/2025	3.500%	734,000	759,049
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	3,094,000	3,221,016
02/15/2029	7.750%	760,000	835,317
Total			24,617,154
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,085,000	1,181,889
02/15/2028	5.875%	2,353,000	2,524,662
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	4,108,000	4,221,036
01/15/2027	4.625%	649,000	689,066
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	745,000	782,250
Total			9,398,903
Technology 2.5%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,974,000	3,032,504
08/01/2025	6.875%	2,272,000	2,316,719
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	471,000	493,289
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	3,447,000	3,489,505
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	669,000	715,956
03/01/2026	9.125%	407,000	426,521
Broadcom, Inc.
11/15/2030	4.150%	4,295,000	4,835,397
Broadcom, Inc.(a)
04/15/2034	3.469%	12,989,000	13,761,679
Camelot Finance SA(a)
11/01/2026	4.500%	1,384,000	1,443,576
CDK Global, Inc.
06/01/2027	4.875%	1,467,000	1,545,274
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	1,912,000	1,944,939
07/01/2029	4.875%	4,350,000	4,485,082
CommScope Technologies LLC(a)
06/15/2025	6.000%	1,932,000	1,964,938
Everi Holdings, Inc.(a)
07/15/2029	5.000%	424,000	433,909
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gartner, Inc.(a)
07/01/2028	4.500%	2,222,000	2,357,115
06/15/2029	3.625%	1,459,000	1,502,873
10/01/2030	3.750%	2,432,000	2,544,043
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	3,544,000	3,504,650
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	3,125,000	3,223,501
Iron Mountain, Inc.(a)
09/15/2029	4.875%	995,000	1,049,722
07/15/2030	5.250%	3,881,000	4,134,231
Lenovo Group Ltd.(a)
04/24/2025	5.875%	5,000,000	5,678,723
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	4,405,000	4,579,389
Microchip Technology, Inc.
09/01/2025	4.250%	1,936,000	2,040,553
NCR Corp.(a)
10/01/2028	5.000%	4,187,000	4,335,335
04/15/2029	5.125%	4,531,000	4,701,083
09/01/2029	6.125%	1,692,000	1,841,915
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	1,687,000	1,776,066
07/15/2029	4.500%	1,890,000	1,876,836
10/01/2030	5.875%	645,000	689,317
07/15/2031	4.750%	2,364,000	2,336,732
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	2,210,000	2,425,542
Oracle Corp.
04/01/2050	3.600%	21,389,000	22,319,432
03/25/2061	4.100%	6,662,000	7,504,684
Plantronics, Inc.(a)
03/01/2029	4.750%	8,222,000	7,873,322
PTC, Inc.(a)
02/15/2025	3.625%	523,000	535,593
02/15/2028	4.000%	1,605,000	1,661,305
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	4,038,000	4,333,159
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	546,000	629,302
09/01/2025	7.375%	895,000	948,928
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	2,532,000	2,628,451
Square, Inc.(a)
06/01/2026	2.750%	769,000	790,922
06/01/2031	3.500%	2,580,000	2,683,541
Switch Ltd.(a)
09/15/2028	3.750%	825,000	839,846
06/15/2029	4.125%	1,902,000	1,964,823

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,085,000	1,145,227
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	6,400,000	6,302,220
Verscend Escrow Corp.(a)
08/15/2026	9.750%	3,840,000	4,061,165
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	5,466,000	5,510,918
Total			163,219,752
Transportation Services 0.1%
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	3,267,000	3,467,696
07/03/2029	4.375%	5,000,000	5,326,363
Total			8,794,059
Wireless 1.3%
Altice France Holding SA(a)
05/15/2027	10.500%	2,585,000	2,841,472
02/15/2028	6.000%	7,406,000	7,353,072
Altice France SA(a)
05/01/2026	7.375%	3,770,000	3,920,044
02/01/2027	8.125%	1,705,000	1,850,051
01/15/2028	5.500%	1,305,000	1,343,050
07/15/2029	5.125%	5,232,000	5,291,740
Millicom International Cellular SA(a)
03/25/2029	6.250%	2,700,000	2,964,159
SBA Communications Corp.
09/01/2024	4.875%	7,614,000	7,731,244
02/15/2027	3.875%	1,761,000	1,832,019
SBA Communications Corp.(a)
02/01/2029	3.125%	4,180,000	4,107,741
Sprint Capital Corp.
11/15/2028	6.875%	5,605,000	7,310,428
03/15/2032	8.750%	1,818,000	2,786,556
Sprint Corp.
06/15/2024	7.125%	1,245,000	1,433,180
T-Mobile USA, Inc.
02/15/2026	2.250%	955,000	972,584
02/01/2028	4.750%	3,940,000	4,206,589
02/15/2029	2.625%	3,904,000	3,967,553
04/15/2030	3.875%	9,580,000	10,730,187
02/15/2031	2.875%	2,170,000	2,230,149
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	4,756,000	5,054,841
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,394,000	1,400,619
07/15/2031	4.750%	5,796,000	5,950,700
Total			85,277,978
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.9%
AT&T, Inc.(a)
09/15/2055	3.550%	14,653,000	14,968,834
12/01/2057	3.800%	29,676,000	31,586,823
Cablevision Lightpath LLC(a)
09/15/2028	5.625%	892,000	897,285
CenturyLink, Inc.
12/01/2023	6.750%	1,167,000	1,285,609
04/01/2024	7.500%	3,898,000	4,341,891
04/01/2025	5.625%	2,486,000	2,691,735
CenturyLink, Inc.(a)
12/15/2026	5.125%	2,452,000	2,534,928
02/15/2027	4.000%	1,119,000	1,148,523
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	4,550,000	4,502,178
03/01/2028	6.125%	2,838,000	2,888,297
Level 3 Financing, Inc.(a)
07/01/2028	4.250%	3,805,000	3,857,363
01/15/2029	3.625%	3,640,000	3,531,713
07/15/2029	3.750%	2,185,000	2,129,475
Lumen Technologies, Inc.(a)
06/15/2029	5.375%	1,919,000	1,971,518
Network i2i Ltd.(a),(h)
12/31/2049	5.650%	7,100,000	7,574,413
Verizon Communications, Inc.
08/10/2033	4.500%	12,510,000	15,144,711
03/22/2061	3.700%	25,712,000	28,258,894
Total			129,314,190
Total Corporate Bonds & Notes (Cost $2,451,391,516)			2,589,395,131

Foreign Government Obligations(j),(k) 7.5%

Angola 0.2%
Angolan Government International Bond(a)
11/26/2029	8.000%	8,800,000	9,288,078
05/08/2048	9.375%	2,200,000	2,343,122
Total			11,631,200
Brazil 0.2%
Brazilian Government International Bond
06/12/2030	3.875%	2,024,000	2,033,055
01/07/2041	5.625%	11,000,000	11,709,744
Total			13,742,799
Canada 0.1%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	4,950,000	5,529,525

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NOVA Chemicals Corp.(a)
06/01/2027	5.250%		2,232,000	2,384,312
05/15/2029	4.250%		1,475,000	1,483,439
Total				9,397,276
China 0.8%
China Development Bank
07/06/2028	4.040%	CNY	201,260,000	32,674,560
China Government Bond
06/04/2027	2.850%	CNY	57,960,000	8,981,955
05/21/2030	2.680%	CNY	56,000,000	8,481,029
Total				50,137,544
Colombia 1.0%
Colombia Government International Bond
01/30/2030	3.000%		7,700,000	7,550,356
04/15/2031	3.125%		8,781,000	8,584,022
04/22/2032	3.250%		5,980,000	5,843,348
02/26/2044	5.625%		11,100,000	12,394,414
06/15/2045	5.000%		11,200,000	11,724,290
05/15/2049	5.200%		7,147,000	7,663,001
Ecopetrol SA
04/29/2030	6.875%		8,000,000	9,649,271
Total				63,408,702
Dominican Republic 0.5%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	400,000,000	8,925,192
Dominican Republic International Bond(a)
02/15/2023	8.900%	DOP	42,000,000	787,812
01/25/2027	5.950%		4,475,000	5,081,465
01/30/2030	4.500%		2,295,000	2,387,549
04/30/2044	7.450%		7,900,000	9,712,928
01/27/2045	6.850%		4,881,000	5,611,286
Total				32,506,232
Egypt 0.3%
Egypt Government International Bond(a)
04/16/2026	4.750%	EUR	2,100,000	2,559,707
03/01/2029	7.600%		1,250,000	1,371,219
04/11/2031	6.375%	EUR	4,000,000	4,903,224
01/31/2047	8.500%		5,700,000	5,990,539
02/21/2048	7.903%		5,000,000	4,965,875
03/01/2049	8.700%		965,000	1,021,001
Total				20,811,565
El Salvador 0.0%
El Salvador Government International Bond(a)
01/18/2027	6.375%		2,800,000	2,430,469
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ghana 0.2%
Ghana Government International Bond(a)
02/11/2035	7.875%		11,000,000	10,590,133
03/26/2051	8.950%		5,000,000	4,918,289
Total				15,508,422
Guatemala 0.1%
Guatemala Government Bond(a)
06/01/2050	6.125%		5,000,000	6,003,896
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		6,200,000	6,381,351
Indonesia 0.7%
Indonesia Asahan Aluminium Persero PT(a)
05/15/2050	5.800%		6,000,000	7,162,728
Indonesia Government International Bond(a)
01/15/2045	5.125%		3,600,000	4,526,167
Indonesia Treasury Bond
04/15/2039	8.375%	IDR	68,305,000,000	5,493,413
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%		1,700,000	2,091,384
11/15/2048	6.757%		3,800,000	4,996,814
PT Pertamina Persero(a)
05/30/2044	6.450%		5,800,000	7,724,640
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		6,000,000	5,658,994
05/05/2024	4.450%		5,600,000	5,281,728
Total				42,935,868
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	8,830,000	11,375,656
06/15/2033	6.125%		3,847,000	4,212,799
Total				15,588,455
Kazakhstan 0.1%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		1,500,000	2,212,158
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		4,800,000	5,443,574
Total				7,655,732
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		4,800,000	5,287,847

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 0.9%
Mexican Bonos
05/31/2029	8.500%	MXN	220,000,000	11,990,838
Mexico Government International Bond
04/16/2030	3.250%		4,000,000	4,211,046
05/29/2031	7.750%	MXN	140,000,000	7,348,535
Petroleos Mexicanos(a)
11/24/2021	7.650%	MXN	18,600,000	927,268
09/12/2024	7.190%	MXN	3,800,000	180,691
Petroleos Mexicanos
01/23/2026	4.500%		7,812,000	7,906,197
11/12/2026	7.470%	MXN	23,700,000	1,048,764
01/23/2029	6.500%		5,000,000	5,183,947
01/23/2030	6.840%		3,400,000	3,539,281
01/28/2031	5.950%		2,235,000	2,189,517
01/23/2050	7.690%		15,000,000	14,317,537
Total				58,843,621
Paraguay 0.1%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	2,266,951
08/11/2044	6.100%		2,939,000	3,716,277
Total				5,983,228
Qatar 0.4%
Qatar Government International Bond(a)
04/16/2030	3.750%		2,000,000	2,280,578
03/14/2049	4.817%		15,614,000	20,429,589
Qatar Petroleum(a)
07/12/2031	2.250%		6,077,000	6,125,765
Total				28,835,932
Romania 0.3%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	9,500,000	14,142,772
02/14/2051	4.000%		2,246,000	2,385,153
Total				16,527,925
Russian Federation 0.2%
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%		4,600,000	5,257,899
03/28/2035	5.100%		4,800,000	5,850,916
Total				11,108,815
Saudi Arabia 0.1%
Saudi Government International Bond(a)
10/22/2030	3.250%		3,000,000	3,259,265
04/17/2049	5.000%		5,000,000	6,349,184
Total				9,608,449
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%		4,800,000	5,079,886
09/30/2049	5.750%		4,000,000	4,030,987
Total				9,110,873
Turkey 0.2%
Turkey Government International Bond
03/13/2025	4.250%		5,000,000	4,978,005
02/17/2028	5.125%		5,500,000	5,452,070
04/26/2029	7.625%		4,000,000	4,468,110
Total				14,898,185
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2026	7.750%		3,800,000	4,229,796
09/25/2032	7.375%		6,900,000	7,372,726
Total				11,602,522
United Arab Emirates 0.3%
DP World Crescent Ltd.(a)
07/18/2029	3.875%		5,600,000	6,087,817
DP World PLC(a)
07/02/2037	6.850%		3,650,000	4,949,028
09/25/2048	5.625%		6,091,000	7,664,845
09/30/2049	4.700%		2,000,000	2,240,150
Total				20,941,840
Virgin Islands 0.1%
Sinopec Group Overseas Development Ltd.(a)
11/12/2029	2.950%		5,000,000	5,297,623
Total Foreign Government Obligations (Cost $478,248,391)				496,186,371

Inflation-Indexed Bonds(j) 0.1%

Mexico 0.1%
Mexican Udibonos
11/15/2040	4.000%	MXN	124,216,668	6,775,059
Total Inflation-Indexed Bonds (Cost $8,071,031)				6,775,059

Residential Mortgage-Backed Securities - Agency 6.0%

Federal Home Loan Mortgage Corp.(l)
CMO Series 304 Class C69
12/15/2042	4.000%		3,867,757	684,491
CMO Series 4120 Class AI
11/15/2039	3.500%		932,792	23,083
CMO Series 4147 Class CI
01/15/2041	3.500%		5,618,254	304,353

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(l)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.855%	6,498,171	1,182,184
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	6.105%	590,002	6,421
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.966%	37,620,662	7,420,442
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.905%	1,279,373	219,500
Federal Home Loan Mortgage Corp.(e),(l)
CMO Series 4515 Class SA
08/15/2038	1.878%	5,601,936	323,761
CMO Series 4620 Class AS
11/15/2042	1.707%	13,203,477	836,094
Federal National Mortgage Association
05/01/2041	4.000%	591,703	642,055
Federal National Mortgage Association(e),(l)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	4,653,648	5
Federal National Mortgage Association(l)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	834,379	8,378
CMO Series 2012-129 Class IC
01/25/2041	3.500%	2,483,063	139,255
CMO Series 2012-131 Class MI
01/25/2040	3.500%	3,353,399	191,800
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,085,291	44,056
CMO Series 2012-139 Class IL
04/25/2040	3.500%	1,001,197	34,606
CMO Series 2013-1 Class AI
02/25/2043	3.500%	2,440,358	333,094
CMO Series 2013-6 Class MI
02/25/2040	3.500%	1,495,900	58,834
CMO Series 2021-3 Class TI
02/25/2051	2.500%	124,794,507	20,377,371
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(l)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.816%	9,448,414	1,745,219
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.066%	16,105,258	3,202,265
CMO Series 2016-26 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/25/2046	5.966%	14,623,884	3,588,796
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.916%	9,341,134	1,679,593
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.916%	31,661,863	6,977,208
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	6.016%	10,712,667	2,724,717
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.066%	33,997,719	7,548,507
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	6.066%	11,353,794	2,691,258
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.966%	32,094,132	7,369,310
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	5.916%	35,428,509	6,781,346

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(l)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	9,628,752	980,956
CMO Series 2020-191 Class UG
12/20/2050	3.500%	54,372,465	8,525,015
CMO Series 2021-16 Class KI
01/20/2051	2.500%	60,966,716	8,917,364
CMO Series 2021-89 Class IO
05/20/2051	3.000%	61,231,337	9,577,506
CMO Series 2021-9 Class MI
01/20/2051	2.500%	57,937,568	7,068,806
Government National Mortgage Association(b),(l)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	6.012%	14,130,209	3,223,495
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.112%	11,884,458	2,554,778
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	6.162%	14,506,455	3,145,108
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	6.112%	17,564,156	4,154,766
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.112%	24,731,385	4,315,812
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	6.012%	18,632,108	3,571,250
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	6.012%	16,254,231	2,832,005
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.112%	13,266,520	2,677,962
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	5.962%	35,834,654	5,256,689
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.962%	10,617,877	2,059,162
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.962%	31,438,113	5,222,936
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.962%	25,354,614	4,351,630
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.962%	24,558,573	4,330,656
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	6.062%	16,090,848	2,841,277
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	6.062%	16,726,687	2,917,765
Government National Mortgage Association(c),(d),(l)
CMO Series 2021-140 Class IW
08/20/2051	3.500%	60,642,323	8,565,728
Government National Mortgage Association TBA(i)
09/21/2051	3.000%	32,000,000	33,452,500
Uniform Mortgage-Backed Security TBA(i)
09/16/2036	3.000%	19,000,000	20,017,168
09/14/2051	2.000%	56,000,000	56,796,250
09/14/2051	2.500%	111,000,000	115,318,594
Total Residential Mortgage-Backed Securities - Agency (Cost $397,020,228)			399,813,180

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency 21.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	26,700,737	26,727,857
Banc of America Funding Trust(a),(d),(e)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	12,763,517	12,991,984
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.384%	616,892	616,974
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	1.534%	6,170,421	6,166,540
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	3.184%	10,208,580	10,354,614
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.684%	30,000,000	30,074,976
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.584%	14,313,506	14,313,495
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	4.084%	15,600,000	15,910,844
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	4.934%	13,800,000	14,751,442
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.684%	7,272,560	7,294,061
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	3.684%	7,200,000	7,269,458
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	2.960%	15,000,000	15,654,387
BRAVO Residential Funding Trust(a),(e)
CMO Series 2021-B Class A1
04/01/2069	2.115%	20,834,329	20,836,982
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.077%	28,000,000	28,140,000
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	2.538%	20,000,000	20,000,000
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	3.100%	20,000,000	20,000,000
CMO Series 2021-CRT2 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 11/10/2032	1.845%	3,430,025	3,430,025
CMO Series 2021-CRT2 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 11/10/2032	2.345%	4,000,000	4,000,000
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M3
30-day Average SOFR + 2.800% Floor 2.800% 03/15/2038	2.838%	12,500,000	12,502,260
BVRT Financing Trust(a),(b),(c),(d)
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.350%	31,041,994	31,158,401
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.600%	41,000,000	41,768,750

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.834%	13,500,000	13,522,893
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2010-6 Class 2A2
09/25/2035	2.749%	326,244	325,613
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	5,057,519	5,166,794
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.234%	12,688,327	12,618,109
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.134%	5,203,893	5,229,278
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.430%	9,315,963	9,625,180
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	3,615,342	3,580,927
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.884%	8,572,298	8,572,300
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	3.384%	6,741,000	6,808,349
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	2.710%	12,725,000	12,995,436
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.534%	41,100,000	40,814,145
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.884%	9,650,000	9,598,501
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a),(b)
CMO Series 2020-HQA4 Class M2
1-month USD LIBOR + 3.150% 09/25/2050	3.234%	10,601,858	10,684,358
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	3.184%	11,808,853	11,966,791
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.084%	18,400,000	19,531,079
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	3.050%	15,400,000	15,557,570
Subordinated CMO Series 2021-DNA1 Class B1
30-day Average SOFR + 2.650% 01/25/2051	2.700%	10,400,000	10,418,854
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	3.100%	23,500,000	23,934,007
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.084%	4,889,213	4,912,453
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.650%	36,200,000	36,672,823
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.050%	18,650,000	19,575,820
GCAT LLC(a),(e)
CMO Series 2020-4 Class A1
12/25/2025	2.611%	14,409,055	14,484,778
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	17,152,703	17,106,936
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	1.984%	1,136,184	1,136,217

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	26,366,329	26,366,329
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	3.084%	9,457,907	9,552,758
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	11,712,534	11,712,534
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.834%	4,150,000	4,132,915
Subordinated CMO Series 2020-1 Class M2A
1-month USD LIBOR + 2.000% Floor 2.000% 02/25/2030	2.084%	7,700,000	7,594,941
MRA Issuance Trust(a),(b)
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.840%	41,000,000	41,000,869
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	22,000,000	22,018,922
MRA Issuance Trust(a),(b),(c),(d)
CMO Series 2021-EBO8 Class A1
1-month USD LIBOR + 2.750% Floor 2.750% 02/16/2022	2.900%	22,000,000	22,000,000
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	7,616,113	7,631,100
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	3,662,390	3,641,635
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	4,330,039	4,330,360
New Residential Mortgage Loan Trust(a),(e)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	25,602,570	26,065,021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Mortgage Trust(a),(e)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	19,240,000	19,281,089
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	10,690,540	10,803,849
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.484%	281,128	281,630
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.034%	14,700,000	14,897,390
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	3.050%	9,800,000	10,021,578
OMSR(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	7,070,148	7,096,293
OSAT Trust(a),(e)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	16,542,978	16,616,836
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.088%	8,552,372	8,473,541
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.838%	8,818,861	8,774,427
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.934%	56,500,000	56,757,194
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.734%	85,550,000	85,428,776

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage(a),(e)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	17,396,259	17,438,589
CMO Series 2021-4 Class A1
04/25/2026	1.867%	17,937,902	17,938,122
Preston Ridge Partners Mortgage LLC(a),(e)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	17,013,889	17,011,854
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	37,581,014	37,599,876
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	11,271,210	11,283,500
CMO Series 2021-NPL2 Class A1
06/27/2060	1.992%	24,179,187	24,181,794
Radnor Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 2.700% 03/25/2028	2.784%	10,031,862	10,125,694
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	3.200%	18,984,000	18,983,951
STACR Trust(a),(b)
CMO Series 2018-DNA3 Class M2
1-month USD LIBOR + 2.100% 09/25/2048	2.184%	18,330,000	18,560,315
Stonnington Mortgage Trust(a),(c),(d),(e)
CMO Series 2020-1 Class A
07/28/2024	5.500%	11,754,005	11,754,005
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	15,000,000	15,013,786
Triangle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 3.000% Floor 3.000% 08/25/2033	3.084%	31,000,000	31,258,924
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	3.484%	18,050,000	18,169,708
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	4.584%	19,500,000	20,453,380
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	5.584%	10,750,000	11,708,723
Vericrest Opportunity Loan Transferee(a),(e)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	13,258,360	13,272,177
Vericrest Opportunity Loan Transferee XCIV LLC(a),(e)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	11,839,606	11,869,699
Verus Securitization Trust(a),(e)
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	10,656,036	10,668,329
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	7,300,000	7,384,530
Visio Trust(a),(e)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	3,600,000	3,684,464
CMO Series 2019-2 Class M1
11/25/2054	3.260%	4,200,000	4,343,267
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,392,604,509)			1,415,986,935

Senior Loans 9.8%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Alloy Finco Ltd.(m)
Tranche B Term Loan
03/06/2025	0.500%	515,580	488,192
Alloy Parent Ltd.(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 6.500% Floor 2.000% 03/06/2024	8.500%	423,194	423,299
TransDigm, Inc.(b),(m)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	2.335%	2,556,808	2,514,033

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	2.335%	948,404	932,822
Total			4,358,346
Airlines 0.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 04/20/2028	5.500%	3,189,781	3,282,476
American Airlines, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	1.838%	1,702,149	1,594,114
1-month USD LIBOR + 1.750% 01/29/2027	1.835%	950,000	891,157
Kestrel Bidco, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	4.000%	1,462,825	1,410,894
United AirLines, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	4.500%	4,340,972	4,345,400
Total			11,524,041
Automotive 0.1%
Clarios Global LP(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	3.335%	1,817,309	1,796,101
First Brands Group LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 03/30/2027	6.000%	3,484,171	3,505,947
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Truck Hero, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 01/31/2028	4.000%	2,743,125	2,730,095
Total			8,032,143
Brokerage/Asset Managers/Exchanges 0.2%
AlixPartners LLP(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 02/04/2028	3.250%	1,496,250	1,486,689
Citadel Securities LP(b),(m)
Term Loan
1-month USD LIBOR + 2.500% 02/02/2028	2.585%	3,491,250	3,442,617
Greenhill & Co., Inc.(b),(d),(m)
Term Loan
3-month USD LIBOR + 3.250% 04/12/2024	3.335%	938,831	935,310
Russell Investments US Institutional Holdco, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 05/30/2025	4.500%	4,000,000	3,993,760
Wells Fargo(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 04/21/2028	3.750%	1,500,000	1,501,875
Total			11,360,251
Building Materials 0.3%
Apex Tool Group LLC(b),(m)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.250% 08/01/2024	6.500%	2,701,949	2,705,029
Beacon Roofing Supply, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.250% 05/19/2028	2.335%	576,923	572,515

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cornerstone Building Brands, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.250% 04/12/2028	3.750%	2,424,742	2,414,146
Covia Holdings LLC(b),(m)
Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 07/31/2026	5.000%	1,750,241	1,727,120
CP Atlas Buyer, Inc./American Bath(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 11/23/2027	4.250%	2,021,250	2,011,831
LBM Acquisition LLC(b),(m),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/17/2027	4.500%	1,471,983	1,449,535
QUIKRETE Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 02/01/2027	2.585%	2,221,816	2,194,333
QUIKRETE Holdings, Inc.(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.000% 05/22/2028	3.081%	352,941	349,910
Standard Industries, Inc.(b),(m),(n)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.500% 08/06/2028	3.000%	2,595,971	2,587,638
US Silica Co.(b),(m)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	5.000%	1,911,219	1,840,141
White Cap Buyer LLC(b),(m)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 10/19/2027	4.500%	1,888,238	1,888,540
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wilsonart LLC(b),(m)
Tranche E Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 12/31/2026	4.500%	1,977,175	1,971,816
Total			21,712,554
Cable and Satellite 0.3%
Charter Communications Operating LLC/Safari LLC(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.840%	673,289	666,078
Cogeco Communications II LP(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	2.085%	3,367,920	3,330,368
CSC Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	2.345%	1,477,348	1,452,809
3-month USD LIBOR + 2.500% 04/15/2027	2.595%	1,001,930	988,514
DIRECTV Financing LLC(b),(m)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	5.750%	3,714,299	3,712,182
Iridium Satellite LLC(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 11/04/2026	3.250%	4,380,912	4,371,318
Telesat Canada(b),(m)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	2.860%	3,179,765	2,933,079
UPC Financing Partnership(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 01/31/2029	3.096%	1,750,000	1,739,377

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	35

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Bristol LLC(b),(m)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.596%	2,175,000	2,150,531
Virgin Media Bristol LLC(b),(m),(n)
Tranche Q Term Loan
1-month USD LIBOR + 3.252% 01/31/2029	3.346%	1,000,000	997,970
Total			22,342,226
Chemicals 0.5%
Aruba Investments Holdings LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/24/2027	4.750%	1,122,187	1,122,894
Ascend Performance Materials Operations LLC(b),(m)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 08/27/2026	5.500%	1,925,922	1,950,901
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(b),(m)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	1.897%	1,429,625	1,420,290
Chemours Co. (The)(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.840%	3,682,456	3,598,054
ColourOz Investment 1 GmbH(b),(m)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	230,863	226,437
ColourOz Investment 2 LLC(b),(m)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	1,396,532	1,369,761
Element Solutions, Inc./MacDermid, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 2.000% 01/31/2026	2.085%	1,711,380	1,707,101
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Herens Holdco SARL(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 07/03/2028	4.750%	1,428,571	1,428,571
Hexion, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	3.650%	1,690,500	1,687,677
INEOS Styrolution Group GmbH(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/29/2026	3.250%	2,000,000	1,993,500
Ineos US Finance LLC(b),(m)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	2.107%	2,707,334	2,679,421
Innophos Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.750% 02/05/2027	3.835%	617,188	614,361
Messer Industries GmbH(b),(m)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	2.647%	1,775,225	1,759,692
Minerals Technologies, Inc.(b),(d),(m)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	3.000%	624,620	624,620
Momentive Performance Materials, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	3.340%	1,470,000	1,464,488
Nouryon Finance BV(b),(m)
Term Loan
1-month USD LIBOR + 2.750% 10/01/2025	2.838%	4,001,314	3,952,738
Schenectady International Group, Inc.(b),(d),(m)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	4.874%	1,556,061	1,554,116

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Solenis Holdings LLC(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	4.085%	1,675,393	1,672,997
Sparta U.S. Holdco LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/02/2028	4.250%	2,000,000	1,998,760
Tronox Finance LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 2.250% 03/10/2028	2.376%	1,742,464	1,723,680
Univar Solutions USA, Inc.(b),(m)
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% 07/01/2026	2.085%	1,182,000	1,172,497
WR Grace & Co.(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/11/2028	4.250%	821,899	823,272
Total			36,545,828
Construction Machinery 0.0%
Columbus McKinnon Corp.(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/14/2028	3.250%	1,200,000	1,198,500
TNT Crane & Rigging, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 6.500% 10/16/2024	7.500%	216,652	225,318
1-month USD LIBOR + 11.000% Floor 1.000% 04/16/2025	12.000%	206,972	198,693
Total			1,622,511
Consumer Cyclical Services 0.6%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	3.839%	888,578	863,769
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.839%	1,686,397	1,665,317
Allied Universal Holdco LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 05/12/2028	4.250%	2,464,286	2,463,251
Amentum Government Services Holdings LLC(b),(m)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 3.500% 01/29/2027	3.585%	1,981,240	1,963,073
Tranche 2 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 01/29/2027	5.500%	453,409	454,883
APX Group, Inc.(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/10/2028	4.000%	2,167,061	2,158,935
Conservice Midco, LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	4.357%	3,478,725	3,474,376
Cushman & Wakefield U.S. Borrower LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.750% 08/21/2025	2.835%	1,098,273	1,085,643
Go Daddy Operating Co., LLC/Finance Co., Inc.(b),(m)
Tranche B4 Term Loan
1-month USD LIBOR + 2.000% 08/10/2027	2.085%	891,000	882,366
IRI Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 12/01/2025	4.335%	1,221,200	1,219,368
Prime Security Services Borrower LLC(b),(m)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	3.500%	2,727,008	2,721,036

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	37

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Signal Parent, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 04/03/2028	4.250%	2,500,000	2,451,050
Sotheby’s(b),(m)
Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 01/15/2027	5.000%	1,377,816	1,380,682
Staples, Inc.(b),(m)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	5.126%	2,226,760	2,101,193
TruGreen LP(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	4.750%	2,114,375	2,116,362
Uber Technologies, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/04/2025	3.585%	1,745,501	1,740,858
1-month USD LIBOR + 3.500% 02/25/2027	3.585%	2,204,836	2,197,185
USS Ultimate Holdings, Inc./United Site Services, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	4.750%	1,924,800	1,926,609
WaterBridge Midstream Operating LLC(b),(m)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	6.750%	2,173,937	2,094,349
WW International, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 04/13/2028	4.000%	1,875,000	1,865,625
Total			36,825,930
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.3%
Energizer Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/22/2027	2.750%	3,233,750	3,206,263
Kronos Acquisition Holdings Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 12/22/2026	4.250%	1,492,500	1,454,262
Prestige Brands, Inc.(b),(m)
Tranche B5 Term Loan
1-month USD LIBOR + 2.000% Floor 0.500% 07/03/2028	2.500%	1,590,909	1,583,527
Serta Simmons Bedding LLC(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	4.500%	1,138,717	774,328
SIWF Holdings, Inc./Spring Window Fashions(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	4.335%	2,025,808	2,025,382
SRAM LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/18/2028	3.250%	2,749,091	2,734,191
Steinway Musical Instruments, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 02/14/2025	4.750%	456,105	450,404
Thor Industries, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% 02/01/2026	3.125%	2,000,000	1,997,500

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Weber-Stephen Products LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/30/2027	4.000%	2,475,322	2,474,802
Total			16,700,659
Diversified Manufacturing 0.4%
Allnex & Cy SCA(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.000%	1,083,359	1,080,748
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.000%	816,227	814,260
Blue Tree Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.500% 03/04/2028	2.650%	906,818	897,750
Brookfield WEC Holdings, Inc./Westinghouse Electric Co. LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 08/01/2025	3.250%	1,689,398	1,674,345
DXP Enterprises, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/23/2027	5.750%	1,243,750	1,239,870
EWT Holdings III Corp.(b),(m)
Term Loan
1-month USD LIBOR + 2.500% 04/01/2028	2.625%	2,250,000	2,231,010
Filtration Group Corp.(b),(m)
Tranche A Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/29/2025	4.500%	496,250	496,250
Gardner Denver, Inc.(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% 03/01/2027	1.835%	1,499,515	1,472,464
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gates Global LLC(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 2.500% Floor 0.750% 03/31/2027	3.250%	2,778,570	2,764,400
Ingersoll Rand Services Co.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 03/01/2027	1.835%	1,975,000	1,939,371
Madison IAQ LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 06/21/2028	3.750%	2,189,868	2,174,823
TK Elevator Midco GmbH(b),(m),(n)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/30/2027	4.000%	3,819,002	3,813,694
Vertiv Group Corp.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 03/02/2027	2.846%	2,476,306	2,459,294
Zekelman Industries, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.000% 01/24/2027	2.088%	970,775	956,698
Total			24,014,977
Electric 0.3%
Calpine Construction Finance Co., LP(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	2.085%	1,465,823	1,442,003
Calpine Corp.(b),(m),(n)
Term Loan
1-month USD LIBOR + 2.500% 12/16/2027	2.590%	1,327,087	1,314,917
Carroll County Energy LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	3.647%	432,603	415,299

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	39

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CPV Shore Holdings LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	3.840%	1,408,437	1,338,015
Edgewater Generation LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	3.835%	1,660,299	1,574,744
EFS Cogen Holdings I LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/01/2027	4.500%	1,936,569	1,930,527
Exgen Renewables IV LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 12/15/2027	3.500%	2,932,489	2,922,548
Invenergy Thermal Operating I LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 08/28/2025	3.085%	2,195,838	2,151,921
LMBE-MC Holdco II LLC(b),(m)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	5.000%	1,566,774	1,492,352
Nautilus Power LLC(b),(m)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	5.250%	525,484	485,222
New Frontera Holdings(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 13.000% 07/28/2026	16.250%	218,802	229,742
2nd Lien Term Loan
1-month USD LIBOR + 1.500% 07/28/2028	3.750%	75,277	35,130
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
PG&E Corp.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 06/23/2025	3.500%	3,466,215	3,316,024
West Deptford Energy Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	3.835%	509,619	442,349
WIN Waste Innovations Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 03/24/2028	3.250%	2,000,000	1,992,860
Total			21,083,653
Environmental 0.1%
EnergySolutions LLC/Envirocare of Utah LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	4.750%	737,543	733,243
GFL Environmental, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	3.500%	2,497,475	2,498,374
Harsco Corp.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 03/10/2028	2.750%	1,891,892	1,874,865
Total			5,106,482
Finance Companies 0.1%
FinCo I LLC/Fortress Investment Group(b),(m)
Term Loan
1-month USD LIBOR + 2.500% 06/27/2025	2.585%	2,278,441	2,260,943
IGT Holding IV AB(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 03/31/2028	4.250%	2,360,750	2,359,286
Total			4,620,229

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.2%
Aramark Intermediate HoldCo Corp.(b),(m)
Tranche B5 Term Loan
1-month USD LIBOR + 2.500% 04/06/2028	2.585%	2,301,924	2,285,810
B&G Foods, Inc.(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 10/10/2026	2.585%	1,525,000	1,523,094
Froneri International Ltd.(b),(m)
Tranche B2 1st Lien Term Loan
1-month USD LIBOR + 2.250% 01/29/2027	2.335%	2,234,962	2,199,270
Triton Water Holdings, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 03/31/2028	4.000%	1,888,889	1,874,930
United Natural Foods, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.500% 10/22/2025	3.585%	2,776,895	2,764,760
US Foods, Inc./US Foodservice, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2023	1.835%	1,469,280	1,451,443
Total			12,099,307
Gaming 0.5%
Aristocrat Leisure Ltd.(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 10/19/2024	4.750%	2,380,975	2,382,165
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	1.884%	1,476,152	1,462,320
Bally’s Corp.(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/06/2028	3.750%	2,447,356	2,441,678
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Caesars Resort Collection LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	2.835%	3,519,356	3,487,753
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% 07/21/2025	4.585%	992,500	993,840
CBAC Borrower LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	4.085%	1,530,232	1,476,674
CCM Merger, Inc./MotorCity Casino Hotel(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 11/04/2025	4.500%	3,132,630	3,127,399
CityCenter Holdings LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 04/18/2024	3.000%	2,479,355	2,472,958
Enterprise Development Authority(b),(d),(m)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 02/28/2028	5.000%	1,795,455	1,797,699
Flutter Entertainment PLC(b),(m)
Term Loan
3-month USD LIBOR + 2.250% 07/21/2026	2.368%	2,944,299	2,926,957
Gateway Casinos & Entertainment Ltd.(b),(m)
Term Loan
3-month USD LIBOR + 3.500% 12/01/2023	4.500%	2,098,786	2,092,490
Golden Nugget Online Gaming, Inc.(b),(d),(m)
Term Loan
1-month USD LIBOR + 12.000% Floor 1.000% 10/04/2023	13.000%	1,500,000	1,620,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	41

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Golden Nugget, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 10/04/2023	3.250%	1,069,205	1,061,592
PCI Gaming Authority(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	2.585%	3,370,150	3,343,054
Scientific Games International, Inc.(b),(m)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	2.835%	3,788,656	3,752,474
Spectacle Gary Holdings LLC(b),(m)
Delayed Draw Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	111,486	121,242
Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	1,538,514	1,673,133
Total			36,233,428
Health Care 0.5%
athenahealth, Inc.(b),(m)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 4.250% 02/11/2026	4.377%	3,482,522	3,491,228
Carestream Health, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 6.750% Floor 1.000% 05/08/2023	7.750%	608,253	610,534
Change Healthcare Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	858,312	856,167
CPI Holdco LLC(b),(m)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.750% 11/04/2026	3.835%	1,855,294	1,851,323
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 08/12/2026	1.835%	1,232,538	1,224,711
Envision Healthcare Corp.(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.835%	1,145,625	1,004,576
Gentiva Health Services, Inc.(b),(m)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% 07/02/2025	2.875%	833,521	831,437
ICON PLC(b),(m)
Term Loan
3-month USD LIBOR + 2.500% 07/03/2028	3.000%	2,751,870	2,749,008
3-month USD LIBOR + 2.500% 07/03/2028	3.000%	685,630	684,917
IQVIA, Inc./Quintiles IMS(b),(m)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	1.897%	485,000	480,150
LifePoint Health, Inc.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	3.835%	1,522,274	1,510,690
Lifescan Global Corp.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	6.146%	1,093,125	1,081,800
National Mentor Holdings, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	2,301,567	2,294,386
Tranche C 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	72,488	72,262

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
National Mentor Holdings, Inc.(b),(m),(n)
Delayed Draw Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	106,847	106,514
Ortho-Clinical Diagnostics, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 06/30/2025	3.091%	2,548,254	2,544,534
Phoenix Guarantor, Inc.(b),(m)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	3.339%	1,982,462	1,960,873
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 3.500% 03/05/2026	3.596%	997,500	991,405
Pluto Acquisition I, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.000% 06/22/2026	4.121%	1,953,125	1,946,621
PPD, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.000% Floor 0.500% 01/13/2028	2.500%	997,500	994,298
Radiology Partners, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.250% 07/09/2025	4.346%	1,500,000	1,489,560
Select Medical Corp.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/06/2025	2.340%	1,552,316	1,540,673
Surgery Center Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.500%	1,995,000	1,995,319
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Upstream Newco, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 11/20/2026	4.346%	1,735,587	1,729,079
Total			34,042,065
Independent Energy 0.0%
Hamilton Projects Acquiror LLC(b),(m)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 06/17/2027	5.750%	1,262,250	1,253,831
Leisure 0.3%
Crown Finance US, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 7.000% 05/23/2024	7.000%	893,495	1,097,829
Crown Finance US, Inc./Cineworld Group PLC(b),(m)
Term Loan
3-month USD LIBOR + 2.500% 02/28/2025	3.500%	1,943,065	1,511,841
Formula One Management Ltd.(b),(m)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	3.500%	3,098,574	3,085,405
Life Time, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/16/2024	5.750%	2,588,307	2,573,579
Metro-Goldwyn-Mayer, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	2.590%	705,063	699,556
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	5.500%	1,550,000	1,546,776

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	43

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
NAI Entertainment Holdings LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	3.500%	2,019,184	1,973,752
Six Flags Theme Parks, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/17/2026	1.840%	3,799,375	3,692,271
UFC Holdings LLC(b),(m)
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 04/29/2026	3.500%	3,252,619	3,230,534
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(b),(m)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	2.840%	3,246,115	3,154,315
Total			22,565,858
Lodging 0.1%
Four Seasons Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/30/2023	2.085%	2,465,294	2,446,410
Hilton Grand Vacations Borrower LLC(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 08/02/2028	3.500%	2,764,706	2,758,485
Playa Resorts Holding BV(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 04/29/2024	3.750%	2,879,946	2,765,123
Total			7,970,018
Media and Entertainment 0.7%
Alchemy Copyrights LLC(b),(d),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 03/10/2028	3.500%	1,488,769	1,485,047
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cengage Learning, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	1,982,971	1,987,374
Clear Channel Outdoor Holdings, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	3.628%	2,977,424	2,905,102
Creative Artists Agency LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 11/27/2026	3.835%	2,964,950	2,943,958
Cumulus Media New Holdings, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/31/2026	4.750%	1,477,637	1,472,362
Diamond Sports Group LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 08/24/2026	3.340%	1,719,375	1,069,589
E.W. Scripps Co. (The)(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 2.563% 05/01/2026	3.313%	2,973,561	2,961,012
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 01/07/2028	3.750%	746,000	744,650
Emerald Expositions Holding, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 2.500% 05/22/2024	2.585%	1,649,163	1,578,051
Entravision Communications Corp.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	2.835%	478,245	471,072
Gray Television, Inc.(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/07/2024	2.346%	1,500,000	1,494,375

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	2.596%	1,701,415	1,688,876
iHeartCommunications, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	3.084%	1,108,872	1,098,481
1-month USD LIBOR + 3.250% Floor 0.750% 05/01/2026	3.750%	891,600	887,365
Indy US Bidco, LLC/NielsenIQ(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 03/06/2028	4.096%	3,023,672	3,017,383
Learfield Communications LLC(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	4.250%	660,937	628,240
Lions Gate Capital Holdings LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	2.335%	1,507,098	1,489,390
Meredith Corp.(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 01/31/2025	2.585%	1,477,880	1,469,057
NASCAR Holdings, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 2.750% 10/19/2026	2.835%	1,819,369	1,810,054
NEP Group, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	3.335%	977,444	928,845
Nexstar Broadcasting, Inc.(b),(m)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	2.335%	1,167,636	1,163,047
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 09/18/2026	2.596%	2,362,746	2,349,822
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Playtika Holding Corp.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 2.750% 03/13/2028	2.835%	3,150,000	3,136,770
PUG LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	3.585%	4,160,621	4,028,854
Sinclair Television Group, Inc.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	3.090%	1,252,964	1,240,697
Terrier Media Buyer, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% 12/17/2026	3.585%	2,098,206	2,084,757
Univision Communications, Inc.(b),(m),(n)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 05/05/2028	4.000%	2,250,000	2,240,618
Total			48,374,848
Midstream 0.2%
Buckeye Partners LP(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 2.250% 11/01/2026	2.346%	518,457	512,464
CQP Holdco LP/BIP-V CHIN(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 06/05/2028	4.250%	2,400,000	2,380,872
GIP III Stetson I LP/II LP(b),(m)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	4.335%	1,529,170	1,464,456
ITT Holdings LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/10/2028	3.250%	1,071,429	1,066,071

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	45

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lower Cadence Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	4.085%	636,984	635,818
Navitas Midstream Midland Basin LLC(b),(m)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 12/13/2024	4.750%	1,787,203	1,778,714
Prairie ECI Acquiror LP(b),(m)
Term Loan
1-month USD LIBOR + 4.750% 03/11/2026	4.835%	2,462,500	2,376,312
Stonepeak Lonestar Holdings LLC(b),(m)
Term Loan
3-month USD LIBOR + 4.500% 10/19/2026	4.634%	1,211,235	1,214,009
Traverse Midstream Partners LLC(b),(m)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 09/27/2024	6.500%	2,509,382	2,508,981
Total			13,937,697
Oil Field Services 0.0%
ChampionX Corp.(b),(m)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	2.625%	631,476	626,740
ChampionX Holding, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 06/03/2027	6.000%	1,443,038	1,461,076
Lealand Finance Company BV(b),(d),(m)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	3.085%	8,649	5,189
Lealand Finance Company BV(b),(m)
Term Loan
3-month USD LIBOR + 1.000% 06/30/2025	1.085%	110,993	48,745
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MRC Global, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	3.085%	1,036,313	1,028,541
Total			3,170,291
Other Industry 0.1%
APi Group, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 2.500% 10/01/2026	2.585%	1,202,532	1,190,134
Filtration Group Corp.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2025	3.085%	2,080,585	2,060,050
Hamilton Holdco LLC/Reece International Pty Ltd.(b),(m)
Term Loan
3-month USD LIBOR + 2.000% 01/02/2027	2.150%	818,397	813,797
Harland Clarke Holdings Corp.(b),(m)
Term Loan
3-month USD LIBOR + 7.750% Floor 1.000% 11/03/2023	5.750%	598,291	562,394
Hillman Group, Inc. (The)(b),(m),(n),(o)
Delayed Draw Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	0.260%	421,941	419,392
Hillman Group, Inc. (The)(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	3.250%	1,761,603	1,750,963
Lightstone Holdco LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	1,289,449	956,384
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	72,727	53,942

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Titan Acquisition Ltd.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	3.167%	1,609,892	1,573,830
Total			9,380,886
Other REIT 0.1%
VICI Properties 1 LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 12/20/2024	1.838%	4,811,364	4,781,822
Packaging 0.3%
Altium Packaging LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 02/03/2028	3.250%	1,734,783	1,719,603
Anchor Glass Container Corp.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	3.750%	804,671	741,078
Berry Global, Inc.(b),(m)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	1.856%	1,056,982	1,046,856
Charter Next Generation, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/01/2027	4.500%	2,190,000	2,189,650
Flex Acquisition Co., Inc./Novolex(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 03/02/2028	4.000%	1,063,458	1,056,620
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/29/2025	3.395%	1,976,588	1,949,667
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Graham Packaging Co., Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/04/2027	3.750%	1,905,563	1,896,283
LABL, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 4.000% 07/01/2026	4.085%	761,438	760,295
Packaging Coordinators Midco, Inc.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/30/2027	4.250%	1,995,000	1,992,007
Pactiv Evergreen Inc.(b),(m)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.835%	1,714,250	1,703,262
Tranche B2 Term Loan
1-month USD LIBOR + 3.250% 02/05/2026	3.335%	1,044,750	1,037,176
Tekni-Plex, Inc.(b),(m),(n)
Delayed Draw Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/29/2028	4.500%	95,966	95,894
Tranche B3 Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/29/2028	4.500%	676,557	676,050
Tosca Services LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/18/2027	4.250%	995,000	992,513
Twist Beauty International Holdings S.A.(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/20/2024	4.000%	189,287	182,899
Total			18,039,853

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	47

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Paper 0.0%
Asplundh Tree Expert LLC(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 09/07/2027	1.835%	2,037,112	2,022,160
Pharmaceuticals 0.2%
Bausch Health Companies, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	3.085%	3,218,925	3,206,339
3-month USD LIBOR + 2.750% 11/27/2025	2.835%	148,813	147,882
Elanco Animal Health, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.846%	1,216,910	1,194,957
Endo Luxembourg Finance Co. I SARL(b),(m)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 03/27/2028	5.750%	2,684,043	2,602,018
Grifols Worldwide Operations Ltd.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.082%	1,354,610	1,335,646
Jazz Financing Lux Sarl(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	4.000%	1,400,000	1,400,000
Mallinckrodt International Finance SA(b),(m)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 02/24/2025	6.250%	893,269	866,659
Organon & Co.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	3.500%	2,735,294	2,743,281
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sunshine Luxembourg VII SARL(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/01/2026	4.500%	3,159,415	3,160,995
Total			16,657,777
Property & Casualty 0.3%
Asurion LLC(b),(m)
Tranche B3 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/31/2028	5.335%	1,000,000	994,640
Tranche B6 Term Loan
3-month USD LIBOR + 3.125% 11/03/2023	3.210%	230,868	228,319
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	3.085%	2,967,074	2,915,150
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	3.335%	1,342,243	1,315,613
Tranche B9 Term Loan
1-month USD LIBOR + 3.250% 07/31/2027	3.335%	997,500	977,341
Asurion LLC(b),(m),(n)
Tranche B4 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/20/2029	5.335%	2,144,019	2,131,969
Hub International Ltd.(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 04/25/2025	2.875%	1,492,308	1,474,519
Tranche B3 Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 04/25/2025	4.000%	1,492,500	1,490,515

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	3.335%	1,957,368	1,931,922
3-month USD LIBOR + 3.750% 09/03/2026	3.835%	1,484,848	1,475,019
USI, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	3.147%	1,725,581	1,709,620
1-month USD LIBOR + 3.250% 12/02/2026	3.397%	992,451	981,286
Total			17,625,913
Restaurants 0.2%
1011778 BC ULC(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.835%	4,650,137	4,566,806
Carrols Restaurant Group, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 04/30/2026	3.340%	618,253	608,596
IRB Holding Corp.(b),(m)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/15/2027	4.250%	852,857	851,791
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	2,097,826	2,089,309
KFC Holding Co./Yum! Brands(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	1.839%	1,492,101	1,489,176
Whatabrands LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	3.750%	1,393,318	1,388,525
Total			10,994,203
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.3%
Belk, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 7.500% Floor 1.000% 07/31/2025	8.500%	299,690	299,541
Belk, Inc.(m)
1st Lien Term Loan
07/31/2025	13.000%	387,991	292,933
Burlington Coat Factory Warehouse Corp.(b),(m)
Tranche B6 Term Loan
1-month USD LIBOR + 2.000% 06/24/2028	2.090%	2,373,389	2,353,618
Great Outdoors Group, LLC(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 03/06/2028	5.000%	4,378,000	4,392,579
Harbor Freight Tools USA, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 10/19/2027	3.250%	4,476,344	4,458,036
Osmosis Buyer Limited(b),(m),(n)
Delayed Draw Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/31/2028	4.500%	260,234	260,093
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/31/2028	4.500%	2,081,871	2,080,747
PetSmart, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 02/11/2028	4.500%	4,000,000	4,003,320
Total			18,140,867

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	49

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 2.1%
Arches Buyer, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 12/06/2027	3.750%	3,285,485	3,252,631
Ascend Learning LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	858,672	857,444
Atlas CC Acquisition Corp.(b),(m),(n)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 05/25/2028	5.000%	2,160,563	2,165,360
Tranche C Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 05/25/2028	5.000%	439,437	440,412
Atlas Purchaser, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.750% 05/08/2028	6.000%	3,000,000	2,943,750
Avaya, Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% 12/15/2027	4.346%	1,843,084	1,844,080
Tranche B2 Term Loan
1-month USD LIBOR + 4.000% 12/15/2027	4.096%	1,511,557	1,511,768
BY Crown Parent LLC(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 02/02/2026	4.000%	2,254,073	2,248,438
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Camelot U.S. Acquisition 1 Co./Thomson Reuters Intellectual Property & Science(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 10/30/2026	3.085%	2,487,374	2,473,693
1-month USD LIBOR + 3.000% Floor 1.000% 10/30/2026	4.000%	1,044,750	1,044,750
Celestica, Inc.(b),(d),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	2.213%	847,117	839,705
Cloudera, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.750% 12/22/2027	3.250%	3,056,071	3,052,740
Cloudera, Inc.(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/10/2028	4.250%	1,073,787	1,067,076
CommScope, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.335%	5,428,623	5,362,123
CoreLogic, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	4.000%	1,750,000	1,741,792
Cyxtera DC Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	4.000%	1,959,196	1,923,382
Dawn Acquisition LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	3.897%	2,832,935	2,355,331
DCert Buyer, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 10/16/2026	4.085%	4,120,493	4,111,345

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Dun & Bradstreet Corp. (The)(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 02/06/2026	3.338%	3,535,545	3,506,837
Endurance International Group Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/10/2028	4.250%	2,153,846	2,137,025
Everi Holdings(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.500% 08/03/2028	3.000%	890,615	886,901
Evertec Group LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	3.585%	2,386,036	2,385,296
Idemia Group S.A.S.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 01/10/2026	5.250%	2,802,061	2,799,259
Idera, Inc.(b),(m)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	2,686,449	2,674,709
Informatica LLC(m)
2nd Lien Term Loan
02/25/2025	7.125%	1,000,000	1,018,000
Informatica LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.250% 02/25/2027	3.335%	1,826,875	1,814,196
Ingram Micro Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	4.000%	1,384,615	1,386,692
ION Trading Finance Ltd.(b),(m)
Term Loan
1-month USD LIBOR + 4.750% 04/01/2028	4.917%	1,941,177	1,940,691
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
LogMeIn, Inc.(b),(m),(n)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	4.847%	3,490,000	3,476,354
Lummus Technology Holdings V LLC(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 06/30/2027	3.585%	1,992,506	1,980,472
MA FinanceCo LLC(b),(m)
Tranche B3 Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	2.835%	333,686	328,890
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025	5.250%	1,590,507	1,594,483
Maxar Technologies Ltd.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	2.840%	2,721,934	2,689,380
McAfee LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	3.835%	2,691,370	2,691,047
Misys Ltd.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	4.500%	4,121,192	4,069,182
Monotype Imaging Holdings Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 10/09/2026	6.500%	1,453,125	1,446,775
MYOB US Borrower LLC(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	4.085%	1,274,000	1,267,630
Natel Engineering Co., Inc.(b),(m)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	6.000%	2,503,309	2,400,047

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	51

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.(b),(m)
Term Loan
1-month USD LIBOR + 2.500% 08/28/2026	2.630%	1,477,330	1,457,637
Neustar, Inc.(b),(m)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	4.500%	1,773,378	1,740,872
Nielsen Finance LLC/VNU, Inc.(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	2.096%	2,501,051	2,497,225
Peraton Corp.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	4.500%	3,491,250	3,490,517
Pitney Bowes, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 4.000% 03/17/2028	4.090%	2,264,595	2,266,859
Plantronics, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	2.585%	2,276,149	2,220,679
Presidio Holdings Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% 01/22/2027	3.628%	1,738,092	1,730,132
Project Alpha Intermediate Holding, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	4.090%	1,443,431	1,442,146
Proofpoint, Inc.(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	3.750%	2,000,000	1,987,220
Rackspace Technology Global, Inc.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 02/15/2028	3.500%	2,244,375	2,219,350
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Riverbed Technology, Inc.(b),(m)
2nd Lien Term Loan
1-month USD LIBOR + 6.500% Floor 1.000% 12/31/2026	7.500%	956,871	730,408
Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/31/2025	7.000%	2,039,143	1,810,372
Sabre GLBL Inc.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	4.000%	637,709	632,767
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	4.000%	1,016,546	1,008,668
SCS Holdings I, Inc./Sirius Computer Solutions, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	3.585%	1,847,515	1,837,613
Seattle SpinCo, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	2.835%	2,013,373	1,984,441
Sitel Group(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 07/28/2028	4.250%	1,791,508	1,787,029
Sophia LP(b),(m)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/07/2027	4.500%	2,189,000	2,194,013
Sovos Compliance LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 08/11/2028	5.000%	684,098	686,150

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sovos Compliance LLC(b),(m),(n)
Delayed Draw Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 08/11/2028	5.000%	118,137	118,492
SS&C Technologies Holdings, Inc.(b),(m)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.835%	202,576	199,375
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.835%	156,007	153,542
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	1.835%	3,435,810	3,386,232
Tempo Acquisition LLC(b),(m),(n)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 11/02/2026	3.750%	2,663,511	2,662,951
TIBCO Software, Inc.(b),(m)
2nd Lien Term Loan
1-month USD LIBOR + 7.250% 03/03/2028	7.250%	750,000	756,098
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% 06/30/2026	3.840%	1,509,312	1,497,992
TTM Technologies, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	2.596%	949,828	945,677
UKG, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.835%	1,965,000	1,965,413
UKG, Inc.(b),(m),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 05/04/2026	4.000%	2,985,025	2,985,025
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ultra Clean Holdings, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.750% 08/27/2025	3.835%	1,659,926	1,659,926
Veritas, Inc.(b),(m),(n)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 09/01/2025	6.000%	1,827,311	1,828,827
Verscend Holdings Corp.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 08/27/2025	4.085%	2,500,000	2,494,375
Xperi Holding Corp.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 06/08/2028	3.585%	2,469,304	2,447,697
Total			138,555,406
Transportation Services 0.0%
First Student Bidco Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	3.500%	916,201	908,817
Tranche C Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	3.500%	338,195	335,469
Total			1,244,286
Wireless 0.1%
Cellular South, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	4.500%	385,017	377,798
Numericable US LLC(b),(m)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	2.879%	2,941,956	2,890,472

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	53

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
SBA Senior Finance II LLC(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.840%	2,445,793	2,421,041
Total			5,689,311
Wirelines 0.1%
Level 3 Financing, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/01/2027	1.835%	843,320	830,670
Lumen Technologies, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.335%	1,477,500	1,458,411
Zayo Group Holdings, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.085%	3,752,138	3,701,184
Total			5,990,265
Total Senior Loans (Cost $658,002,282)			654,619,922

Warrants 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Windstream Corp.(f)	11,272	170,962
Entertainment 0.0%
Cineworld Finance US, Inc.(f)	281,073	101,186
Media 0.0%
iHeartCommunications, Inc.(d),(f)	11,995	281,883
Total Communication Services		554,031
Warrants (continued)
Issuer	Shares	Value ($)
Energy 0.0%
Energy Equipment & Services 0.0%
Fieldwood Energy LLC(d),(f)	2,002	18,018
Fieldwood Energy LLC(d),(f)	3,856	23,136
Total		41,154
Total Energy		41,154
Financials 0.0%
Diversified Financial Services 0.0%
Spectacle BidCo Holdings, Inc.(f)	95,238	160,410
Total Financials		160,410
Total Warrants (Cost $461,100)		755,595

Options Purchased Calls 0.1%
Value ($)
(Cost $6,300,540)	4,260,481

Options Purchased Puts 0.4%

(Cost $22,230,040)	27,771,368

Money Market Funds 5.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(p),(q)	346,607,443	346,572,782
Total Money Market Funds (Cost $346,618,949)		346,572,782
Total Investments in Securities (Cost: $6,600,630,295)		6,800,123,942
Other Assets & Liabilities, Net		(140,860,855)
Net Assets		6,659,263,087

At August 31, 2021, securities and/or cash totaling $78,106,896 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
541,031,878 MXN	26,471,471 USD	Citi	10/20/2021	—	(287,950)
30,875,458 EUR	36,285,950 USD	UBS	10/20/2021	—	(205,445)
Total				—	(493,395)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	7,939	12/2021	USD	1,059,484,359	1,345,304	—
U.S. Treasury 5-Year Note	4,946	12/2021	USD	611,912,938	915,900	—
Total					2,261,204	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	(1,843)	12/2021	USD	(363,589,344)	—	(861,923)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	326,400,000	326,400,000	1.10	01/24/2022	3,002,880	2,104,464
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	50,000,000	50,000,000	1.00	07/08/2022	510,000	393,915
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	273,300,000	273,300,000	1.10	01/24/2022	2,787,660	1,762,102
Total							6,300,540	4,260,481

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	333,000,000	333,000,000	1.00	09/30/2021	5,794,200	10,913,908
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	341,000,000	341,000,000	1.25	12/03/2021	5,285,500	6,882,130
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	277,800,000	277,800,000	1.75	07/15/2022	4,805,940	4,219,921
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	225,000,000	225,000,000	1.25	11/18/2021	2,745,000	4,205,610
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	342,800,000	342,800,000	1.50	05/20/2022	3,599,400	1,549,799
Total							22,230,040	27,771,368

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	55

Portfolio of Investments  (continued)
August 31, 2021
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(185,000,000)	(185,000,000)	1.70	10/01/2021	(2,557,625)	(6,585,130)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(346,900,000)	(346,900,000)	1.55	02/28/2022	(5,585,090)	(4,685,093)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(300,000,000)	(300,000,000)	2.20	03/17/2022	(5,610,000)	(876,780)
Total							(11,195,090)	(5,561,873)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(128,574)	—	—	—	(128,574)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(142,955)	—	—	—	(142,955)
Fixed rate of 2.165%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Morgan Stanley	12/18/2030	USD	120,200,000	(8,890,091)	—	—	—	(8,890,091)
Fixed rate of 2.291%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Morgan Stanley	01/14/2031	USD	125,000,000	(7,472,624)	—	—	—	(7,472,624)
Fixed rate of 2.372%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Morgan Stanley	02/17/2031	USD	154,700,000	(7,676,218)	—	—	—	(7,676,218)
Fixed rate of 2.653%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Morgan Stanley	05/14/2031	USD	116,000,000	(1,501,126)	—	—	—	(1,501,126)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	53,500,000	(1,334,331)	—	—	—	(1,334,331)
Total							(27,145,919)	—	—	—	(27,145,919)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,400,000	196,626	(2,567)	155,760	—	38,299	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 36	Morgan Stanley	06/20/2026	5.000	Quarterly	USD	562,834,000	(12,837,379)	—	—	—	(12,837,379)

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.009	USD	11,500,000	(1,031,406)	6,708	—	(2,599,613)	1,574,915	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.009	USD	18,000,000	(1,614,375)	10,500	—	(2,232,499)	628,624	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.009	USD	10,000,000	(896,875)	5,833	—	(1,234,291)	343,249	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.009	USD	20,800,000	(1,865,501)	12,134	—	(3,988,711)	2,135,344	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.009	USD	9,500,000	(852,032)	5,542	—	(2,126,688)	1,280,198	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.009	USD	15,000,000	(1,345,312)	8,750	—	(2,423,870)	1,087,308	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.009	USD	9,500,000	(852,031)	5,542	—	(1,647,404)	800,915	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.009	USD	10,000,000	(896,874)	5,833	—	(1,669,842)	778,801	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.839	USD	14,500,000	(647,969)	8,458	—	(2,503,309)	1,863,798	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.839	USD	6,900,000	(308,344)	4,025	—	(1,047,171)	742,852	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.009	USD	13,500,000	(1,210,781)	7,875	—	(3,013,445)	1,810,539	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.009	USD	12,000,000	(1,076,249)	7,000	—	(2,431,221)	1,361,972	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.009	USD	15,000,000	(1,345,313)	8,750	—	(2,504,764)	1,168,201	—
Total								(13,943,062)	96,950	—	(29,422,828)	15,576,716	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	4.749%
3-Month USD LIBOR	London Interbank Offered Rate	0.120%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	5.251%
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	57

Portfolio of Investments  (continued)
August 31, 2021
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $3,982,040,029, which represents 59.80% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2021.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $132,577,443, which represents 1.99% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2021.
(f)	Non-income producing investment.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2021.
(i)	Represents a security purchased on a when-issued basis.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Principal and interest may not be guaranteed by a governmental entity.
(l)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(m)	The stated interest rate represents the weighted average interest rate at August 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	Represents a security purchased on a forward commitment basis.
(o)	At August 31, 2021, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Hillman Group, Inc. (The) Delayed Draw Term Loan 07/14/2028 0.260%	388,186

(p)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(q)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	246,533,851	1,896,961,138	(1,796,919,437)	(2,770)	346,572,782	(15,090)	213,145	346,607,443
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
CNY	China Yuan Renminbi
DOP	Dominican Republic Peso
EUR	Euro
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Currency Legend  (continued)
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	447,625,084	25,931,070	473,556,154
Commercial Mortgage-Backed Securities - Non-Agency	—	380,164,770	—	380,164,770
Common Stocks
Communication Services	4,648	—	—	4,648
Consumer Discretionary	—	700	—	700
Energy	—	933,839	145,661	1,079,500
Financials	—	—	0*	0*
Industrials	—	447,371	—	447,371
Total Common Stocks	4,648	1,381,910	145,661	1,532,219
Convertible Bonds	—	2,733,975	—	2,733,975
Corporate Bonds & Notes	—	2,589,395,131	—	2,589,395,131
Foreign Government Obligations	—	496,186,371	—	496,186,371
Inflation-Indexed Bonds	—	6,775,059	—	6,775,059
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	59

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Residential Mortgage-Backed Securities - Agency	—	391,247,452	8,565,728	399,813,180
Residential Mortgage-Backed Securities - Non-Agency	—	1,182,664,907	233,322,028	1,415,986,935
Senior Loans	—	645,758,236	8,861,686	654,619,922
Warrants
Communication Services	—	272,148	281,883	554,031
Financials	—	160,410	—	160,410
Energy	—	—	41,154	41,154
Total Warrants	—	432,558	323,037	755,595
Options Purchased Calls	—	4,260,481	—	4,260,481
Options Purchased Puts	—	27,771,368	—	27,771,368
Money Market Funds	346,572,782	—	—	346,572,782
Total Investments in Securities	346,577,430	6,176,397,302	277,149,210	6,800,123,942
Investments in Derivatives
Asset
Futures Contracts	2,261,204	—	—	2,261,204
Swap Contracts	—	15,615,015	—	15,615,015
Liability
Forward Foreign Currency Exchange Contracts	—	(493,395)	—	(493,395)
Futures Contracts	(861,923)	—	—	(861,923)
Options Contracts Written	—	(12,147,003)	—	(12,147,003)
Swap Contracts	—	(39,983,298)	—	(39,983,298)
Total	347,976,711	6,139,388,621	277,149,210	6,764,514,542

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2021 ($)
Asset-Backed Securities — Non-Agency	27,821,618	34,153	—	111,602	17,276,688	(19,312,991)	—	—	25,931,070
Common Stocks	275,321	—	(372,164)	324,160	—	(79,641)	—	(2,015)	145,661
Residential Mortgage-Backed Securities — Agency	—	(5,896)	—	119,600	8,452,024	—	—	—	8,565,728
Residential Mortgage-Backed Securities — Non-Agency	94,650,861	12,336	—	1,165,054	228,131,280	(37,617,392)	—	(53,020,111)	233,322,028
Rights	142,644	—	—	—	(41,613)	(101,031)	—	—	—
Senior Loans	13,399,055	27,876	(686,250)	623,165	6,474,691	(9,449,524)	4,865,572	(6,392,899)	8,861,686
Warrants	—	—	—	190,919	41,154	—	90,964	—	323,037
Total	136,289,499	68,469	(1,058,414)	2,534,500	260,334,224	(66,560,579)	4,956,536	(59,415,025)	277,149,210
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2021 was $1,609,944, which is comprised of Asset-Backed Securities - Non-Agency of $143,135, Common Stocks of $(44,923), Residential Mortgage-Backed Securities — Agency of $119,600, Residential Mortgage-Backed Securities — Non-Agency of $1,165,054, Senior Loans of $36,159 and Warrants of $190,919.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, residential mortgage backed securities, asset backed securities, warrants and senior loans classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers and the estimates of future distributions from the company. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	61

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,225,480,766)	$6,421,519,311
Affiliated issuers (cost $346,618,949)	346,572,782
Options purchased (cost $28,530,580)	32,031,849
Cash	1,233,710
Foreign currency (cost $1,544,490)	1,560,445
Cash collateral held at broker for:
Swap contracts	13,142,000
TBA	118,000
Margin deposits on:
Futures contracts	6,236,852
Swap contracts	58,610,044
Unrealized appreciation on swap contracts	15,615,015
Upfront payments on swap contracts	155,760
Receivable for:
Investments sold	10,970,177
Investments sold on a delayed delivery basis	3,865,107
Capital shares sold	10,652,182
Dividends	15,663
Interest	46,080,162
Foreign tax reclaims	176,271
Variation margin for futures contracts	1,958,188
Variation margin for swap contracts	713,268
Prepaid expenses	65,130
Trustees’ deferred compensation plan	465,749
Total assets	6,971,757,665
Liabilities
Option contracts written, at value (premiums received $13,752,715)	12,147,003
Unrealized depreciation on forward foreign currency exchange contracts	493,395
Upfront receipts on swap contracts	29,422,828
Payable for:
Investments purchased on a delayed delivery basis	261,691,570
Capital shares purchased	5,368,421
Variation margin for futures contracts	658,877
Variation margin for swap contracts	1,312,233
Foreign capital gains taxes deferred	3
Management services fees	99,742
Distribution and/or service fees	16,175
Transfer agent fees	541,243
Compensation of board members	94,530
Compensation of chief compliance officer	272
Other expenses	182,537
Trustees’ deferred compensation plan	465,749
Total liabilities	312,494,578
Net assets applicable to outstanding capital stock	$6,659,263,087
Represented by
Paid in capital	6,421,552,876
Total distributable earnings (loss)	237,710,211
Total - representing net assets applicable to outstanding capital stock	$6,659,263,087
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Strategic Income Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$1,191,823,232
Shares outstanding	47,298,191
Net asset value per share	$25.20
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$26.46
Advisor Class
Net assets	$371,250,511
Shares outstanding	15,028,471
Net asset value per share	$24.70
Class C
Net assets	$284,726,922
Shares outstanding	11,301,502
Net asset value per share	$25.19
Institutional Class
Net assets	$3,902,592,936
Shares outstanding	157,783,872
Net asset value per share	$24.73
Institutional 2 Class
Net assets	$475,594,483
Shares outstanding	19,213,310
Net asset value per share	$24.75
Institutional 3 Class
Net assets	$416,354,705
Shares outstanding	16,885,726
Net asset value per share	$24.66
Class R
Net assets	$16,920,298
Shares outstanding	666,629
Net asset value per share	$25.38
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	63

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$76
Dividends — affiliated issuers	213,145
Interest	240,098,439
Foreign taxes withheld	(53,577)
Total income	240,258,083
Expenses:
Management services fees	32,466,253
Distribution and/or service fees
Class A	2,873,430
Class C	2,835,835
Class R	60,253
Transfer agent fees
Class A	1,095,967
Advisor Class	248,664
Class C	270,357
Institutional Class	3,276,624
Institutional 2 Class	209,979
Institutional 3 Class	28,060
Class R	11,492
Compensation of board members	110,206
Custodian fees	220,075
Printing and postage fees	273,665
Registration fees	304,464
Audit fees	56,706
Legal fees	94,508
Interest on collateral	189,102
Compensation of chief compliance officer	1,636
Other	297,044
Total expenses	44,924,320
Expense reduction	(2,381)
Total net expenses	44,921,939
Net investment income	195,336,144
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	74,661,330
Investments — affiliated issuers	(15,090)
Foreign currency translations	366,014
Forward foreign currency exchange contracts	(3,359,203)
Futures contracts	36,939,790
Options purchased	(3,377,700)
Swap contracts	(2,938,188)
Net realized gain	102,276,953
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	97,745,314
Investments — affiliated issuers	(2,770)
Foreign currency translations	(602,787)
Forward foreign currency exchange contracts	218,153
Futures contracts	975,150
Options purchased	4,453,405
Options contracts written	1,605,712
Swap contracts	(18,419,752)
Foreign capital gains tax	(3)
Net change in unrealized appreciation (depreciation)	85,972,422
Net realized and unrealized gain	188,249,375
Net increase in net assets resulting from operations	$383,585,519
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Strategic Income Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$195,336,144	$189,788,390
Net realized gain (loss)	102,276,953	(11,376,896)
Net change in unrealized appreciation (depreciation)	85,972,422	15,171,005
Net increase in net assets resulting from operations	383,585,519	193,582,499
Distributions to shareholders
Net investment income and net realized gains
Class A	(35,187,516)	(38,426,343)
Advisor Class	(8,880,812)	(9,397,107)
Class C	(6,566,114)	(7,954,223)
Institutional Class	(116,017,231)	(115,742,079)
Institutional 2 Class	(12,961,450)	(12,313,824)
Institutional 3 Class	(12,375,377)	(9,622,529)
Class R	(339,697)	(275,295)
Total distributions to shareholders	(192,328,197)	(193,731,400)
Increase in net assets from capital stock activity	1,189,138,142	275,873,202
Total increase in net assets	1,380,395,464	275,724,301
Net assets at beginning of year	5,278,867,623	5,003,143,322
Net assets at end of year	$6,659,263,087	$5,278,867,623
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	65

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,488,087	237,558,059	9,263,220	220,824,373
Distributions reinvested	1,319,704	32,931,513	1,525,843	35,917,394
Redemptions	(8,826,615)	(220,547,429)	(11,270,045)	(265,099,795)
Net increase (decrease)	1,981,176	49,942,143	(480,982)	(8,358,028)
Advisor Class
Subscriptions	9,053,316	223,157,939	4,816,846	112,230,566
Distributions reinvested	361,913	8,874,614	404,717	9,364,456
Redemptions	(2,524,201)	(61,775,935)	(9,193,386)	(204,159,530)
Net increase (decrease)	6,891,028	170,256,618	(3,971,823)	(82,564,508)
Class C
Subscriptions	2,801,732	70,134,587	2,878,928	68,776,661
Distributions reinvested	240,742	6,004,548	308,744	7,264,525
Redemptions	(3,277,600)	(82,139,648)	(3,372,942)	(79,205,498)
Net decrease	(235,126)	(6,000,513)	(185,270)	(3,164,312)
Institutional Class
Subscriptions	59,376,316	1,460,407,130	59,019,359	1,377,805,651
Distributions reinvested	3,998,130	98,011,729	4,194,236	97,008,371
Redemptions	(34,716,221)	(849,782,680)	(54,356,774)	(1,232,617,565)
Net increase	28,658,225	708,636,179	8,856,821	242,196,457
Institutional 2 Class
Subscriptions	11,239,237	276,328,993	9,236,758	215,615,013
Distributions reinvested	523,398	12,849,078	532,324	12,310,043
Redemptions	(4,591,819)	(112,982,707)	(9,889,211)	(222,519,204)
Net increase (decrease)	7,170,816	176,195,364	(120,129)	5,405,852
Institutional 3 Class
Subscriptions	7,986,665	196,029,607	9,718,157	218,553,095
Distributions reinvested	392,025	9,572,318	309,022	7,129,743
Redemptions	(5,056,142)	(123,997,465)	(4,629,155)	(102,132,224)
Net increase	3,322,548	81,604,460	5,398,024	123,550,614
Class R
Subscriptions	504,855	12,722,139	142,135	3,394,450
Distributions reinvested	13,397	337,466	10,786	255,713
Redemptions	(180,477)	(4,555,714)	(207,404)	(4,843,036)
Net increase (decrease)	337,775	8,503,891	(54,483)	(1,192,873)
Total net increase	48,126,442	1,189,138,142	9,442,158	275,873,202

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Strategic Income Fund | Annual Report 2021

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Columbia Strategic Income Fund | Annual Report 2021	67

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 8/31/2021	$24.32	0.79	0.86	1.65	(0.77)	—	(0.77)
Year Ended 8/31/2020	$24.06	0.84	0.26	1.10	(0.84)	—	(0.84)
Year Ended 8/31/2019	$23.57	1.00	0.57	1.57	(0.92)	(0.16)	(1.08)
Year Ended 8/31/2018	$24.35	0.96	(0.70)	0.26	(0.80)	(0.24)	(1.04)
Year Ended 8/31/2017(f)	$23.89	0.80	0.22	1.02	(0.56)	—	(0.56)
Year Ended 10/31/2016	$23.16	0.88	0.61	1.49	(0.76)	—	(0.76)
Advisor Class(c)
Year Ended 8/31/2021	$23.85	0.83	0.85	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020	$23.62	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019	$23.16	1.04	0.54	1.58	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.95	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(f)	$23.50	0.84	0.21	1.05	(0.60)	—	(0.60)
Year Ended 10/31/2016	$22.79	0.92	0.63	1.55	(0.84)	—	(0.84)
Class C(c)
Year Ended 8/31/2021	$24.31	0.60	0.86	1.46	(0.58)	—	(0.58)
Year Ended 8/31/2020	$24.06	0.64	0.29	0.93	(0.68)	—	(0.68)
Year Ended 8/31/2019	$23.57	0.80	0.57	1.37	(0.72)	(0.16)	(0.88)
Year Ended 8/31/2018	$24.36	0.76	(0.67)	0.09	(0.64)	(0.24)	(0.88)
Year Ended 8/31/2017(f)	$23.90	0.68	0.18	0.86	(0.40)	—	(0.40)
Year Ended 10/31/2016	$23.16	0.72	0.62	1.34	(0.60)	—	(0.60)
Institutional Class(c)
Year Ended 8/31/2021	$23.88	0.84	0.84	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020	$23.65	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019	$23.18	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.97	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(f)	$23.52	0.88	0.17	1.05	(0.60)	—	(0.60)
Year Ended 10/31/2016	$22.80	0.92	0.64	1.56	(0.84)	—	(0.84)
Institutional 2 Class(c)
Year Ended 8/31/2021	$23.90	0.85	0.83	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020	$23.66	0.88	0.28	1.16	(0.92)	—	(0.92)
Year Ended 8/31/2019	$23.19	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.98	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(f)	$23.54	0.88	0.20	1.08	(0.64)	—	(0.64)
Year Ended 10/31/2016	$22.83	0.96	0.59	1.55	(0.84)	—	(0.84)
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Strategic Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 8/31/2021	$25.20	6.84%	0.92%(d)	0.92%(d),(e)	3.17%	126%	$1,191,823
Year Ended 8/31/2020	$24.32	4.84%	0.93%(d)	0.93%(d),(e)	3.51%	173%	$1,101,890
Year Ended 8/31/2019	$24.06	6.75%	0.95%(d)	0.95%(d)	4.20%	179%	$1,101,847
Year Ended 8/31/2018	$23.57	1.03%	0.94%(d)	0.94%(d),(e)	3.94%	152%	$1,059,907
Year Ended 8/31/2017(f)	$24.35	4.42%	0.95%(g),(h)	0.95%(e),(g),(h)	4.00%(g)	110%	$1,100,585
Year Ended 10/31/2016	$23.89	6.57%	1.03%	1.02%(e)	3.81%	168%	$1,770,085
Advisor Class(c)
Year Ended 8/31/2021	$24.70	7.16%	0.67%(d)	0.67%(d),(e)	3.39%	126%	$371,251
Year Ended 8/31/2020	$23.85	5.02%	0.68%(d)	0.68%(d),(e)	3.76%	173%	$194,094
Year Ended 8/31/2019	$23.62	6.96%	0.70%(d)	0.70%(d)	4.42%	179%	$285,983
Year Ended 8/31/2018	$23.16	1.30%	0.69%(d)	0.69%(d),(e)	4.21%	152%	$143,983
Year Ended 8/31/2017(f)	$23.95	4.53%	0.71%(g),(h)	0.71%(e),(g),(h)	4.38%(g)	110%	$99,896
Year Ended 10/31/2016	$23.50	6.95%	0.77%	0.77%(e)	4.02%	168%	$53,447
Class C(c)
Year Ended 8/31/2021	$25.19	6.01%	1.67%(d)	1.67%(d),(e)	2.42%	126%	$284,727
Year Ended 8/31/2020	$24.31	4.06%	1.69%(d)	1.69%(d),(e)	2.76%	173%	$280,497
Year Ended 8/31/2019	$24.06	5.97%	1.70%(d)	1.70%(d)	3.45%	179%	$282,018
Year Ended 8/31/2018	$23.57	0.28%	1.69%(d)	1.69%(d),(e)	3.19%	152%	$306,303
Year Ended 8/31/2017(f)	$24.36	3.78%	1.71%(g),(h)	1.71%(e),(g),(h)	3.33%(g)	110%	$334,829
Year Ended 10/31/2016	$23.90	5.78%	1.78%	1.77%(e)	3.05%	168%	$316,346
Institutional Class(c)
Year Ended 8/31/2021	$24.73	7.11%	0.67%(d)	0.67%(d),(e)	3.41%	126%	$3,902,593
Year Ended 8/31/2020	$23.88	5.02%	0.68%(d)	0.68%(d),(e)	3.76%	173%	$3,083,643
Year Ended 8/31/2019	$23.65	6.96%	0.70%(d)	0.70%(d)	4.44%	179%	$2,843,762
Year Ended 8/31/2018	$23.18	1.47%	0.69%(d)	0.69%(d),(e)	4.20%	152%	$2,398,468
Year Ended 8/31/2017(f)	$23.97	4.53%	0.71%(g),(h)	0.71%(e),(g),(h)	4.42%(g)	110%	$1,881,221
Year Ended 10/31/2016	$23.52	6.95%	0.78%	0.77%(e)	4.05%	168%	$910,452
Institutional 2 Class(c)
Year Ended 8/31/2021	$24.75	7.23%	0.63%(d)	0.63%(d)	3.44%	126%	$475,594
Year Ended 8/31/2020	$23.90	5.06%	0.64%(d)	0.64%(d)	3.80%	173%	$287,777
Year Ended 8/31/2019	$23.66	7.00%	0.66%(d)	0.66%(d)	4.49%	179%	$287,753
Year Ended 8/31/2018	$23.19	1.35%	0.65%(d)	0.65%(d)	4.26%	152%	$257,953
Year Ended 8/31/2017(f)	$23.98	4.77%	0.66%(g),(h)	0.65%(g),(h)	4.41%(g)	110%	$155,372
Year Ended 10/31/2016	$23.54	6.87%	0.67%	0.67%	4.11%	168%	$103,204
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	69

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 8/31/2021	$23.81	0.86	0.84	1.70	(0.85)	—	(0.85)
Year Ended 8/31/2020	$23.58	0.88	0.27	1.15	(0.92)	—	(0.92)
Year Ended 8/31/2019	$23.12	1.04	0.58	1.62	(1.00)	(0.16)	(1.16)
Year Ended 8/31/2018	$23.91	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(f)	$23.47	0.88	0.20	1.08	(0.64)	—	(0.64)
Year Ended 10/31/2016	$22.77	0.96	0.58	1.54	(0.84)	—	(0.84)
Class R(c)
Year Ended 8/31/2021	$24.49	0.73	0.86	1.59	(0.70)	—	(0.70)
Year Ended 8/31/2020	$24.23	0.80	0.26	1.06	(0.80)	—	(0.80)
Year Ended 8/31/2019	$23.73	0.92	0.58	1.50	(0.84)	(0.16)	(1.00)
Year Ended 8/31/2018	$24.51	0.88	(0.66)	0.22	(0.76)	(0.24)	(1.00)
Year Ended 8/31/2017(f)	$24.04	0.76	0.23	0.99	(0.52)	—	(0.52)
Year Ended 10/31/2016	$23.30	0.84	0.62	1.46	(0.72)	—	(0.72)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Class A	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(g)	Annualized.
(h)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Strategic Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 8/31/2021	$24.66	7.26%	0.59%(d)	0.59%(d)	3.50%	126%	$416,355
Year Ended 8/31/2020	$23.81	5.13%	0.60%(d)	0.60%(d)	3.84%	173%	$322,913
Year Ended 8/31/2019	$23.58	7.08%	0.60%(d)	0.60%(d)	4.55%	179%	$192,494
Year Ended 8/31/2018	$23.12	1.40%	0.60%(d)	0.60%(d)	4.31%	152%	$189,195
Year Ended 8/31/2017(f)	$23.91	4.65%	0.64%(g),(h)	0.63%(g),(h)	4.75%(g)	110%	$100,173
Year Ended 10/31/2016	$23.47	7.13%	0.62%	0.62%	4.24%	168%	$10,642
Class R(c)
Year Ended 8/31/2021	$25.38	6.62%	1.17%(d)	1.17%(d),(e)	2.89%	126%	$16,920
Year Ended 8/31/2020	$24.49	4.38%	1.18%(d)	1.18%(d),(e)	3.26%	173%	$8,053
Year Ended 8/31/2019	$24.23	6.62%	1.20%(d)	1.20%(d)	3.95%	179%	$9,287
Year Ended 8/31/2018	$23.73	0.77%	1.19%(d)	1.19%(d),(e)	3.70%	152%	$7,075
Year Ended 8/31/2017(f)	$24.51	4.18%	1.21%(g),(h)	1.21%(e),(g),(h)	3.83%(g)	110%	$6,443
Year Ended 10/31/2016	$24.04	6.45%	1.28%	1.27%(e)	3.54%	168%	$5,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2021	71

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
72	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Strategic Income Fund | Annual Report 2021	73

Notes to Financial Statements  (continued)
August 31, 2021
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
74	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
Columbia Strategic Income Fund | Annual Report 2021	75

Notes to Financial Statements  (continued)
August 31, 2021
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
76	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
Columbia Strategic Income Fund | Annual Report 2021	77

Notes to Financial Statements  (continued)
August 31, 2021
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to manage long or short exposure to an inflation index.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	15,615,015*
Credit risk	Upfront payments on swap contracts	155,760
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,261,204*
Interest rate risk	Investments, at value — Options purchased	32,031,849
Total		50,063,828

78	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	12,837,379*
Credit risk	Upfront receipts on swap contracts	29,422,828
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	493,395
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	861,923*
Interest rate risk	Options contracts written, at value	12,147,003
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	27,145,919*
Total		82,908,447

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	5,859,609	5,859,609
Foreign exchange risk	(3,359,203)	—	—	—	(3,359,203)
Interest rate risk	—	36,939,790	(3,377,700)	(8,797,797)	24,764,293
Total	(3,359,203)	36,939,790	(3,377,700)	(2,938,188)	27,264,699

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	647,110	647,110
Foreign exchange risk	218,153	—	—	—	—	218,153
Interest rate risk	—	975,150	1,605,712	4,453,405	(19,066,862)	(12,032,595)
Total	218,153	975,150	1,605,712	4,453,405	(18,419,752)	(11,167,332)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,159,560,150
Futures contracts — short	550,909,760
Credit default swap contracts — buy protection	378,721,000
Credit default swap contracts — sell protection	187,565,000

Derivative instrument	Average value ($)*
Options contracts — purchased	35,150,774
Options contracts — written	(4,694,572)

Columbia Strategic Income Fund | Annual Report 2021	79

Notes to Financial Statements  (continued)
August 31, 2021
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	301,799	(223,876)
Interest rate swap contracts	2,391,180	(13,718,686)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of
80	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Strategic Income Fund | Annual Report 2021	81

Notes to Financial Statements  (continued)
August 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2021:
	Citi ($) (a)	Citi ($) (a)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	462,566	-	462,566
Centrally cleared interest rate swap contracts (b)	-	-	-	-	250,702	-	250,702
Options purchased calls	2,498,379	-	-	1,762,102	-	-	4,260,481
Options purchased puts	22,015,959	-	-	5,755,409	-	-	27,771,368
OTC credit default swap contracts (c)	-	2,546,788	8,883,275	4,340,712	-	-	15,770,775
Total assets	24,514,338	2,546,788	8,883,275	11,858,223	713,268	-	48,515,892
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	1,312,233	-	1,312,233
Forward foreign currency exchange contracts	287,950	-	-	-	-	205,445	493,395
Options contracts written	5,561,873	-	-	6,585,130	-	-	12,147,003
OTC credit default swap contracts (c)	-	6,066,403	15,406,995	7,949,430	-	-	29,422,828
Total liabilities	5,849,823	6,066,403	15,406,995	14,534,560	1,312,233	205,445	43,375,459
Total financial and derivative net assets	18,664,515	(3,519,615)	(6,523,720)	(2,676,337)	(598,965)	(205,445)	5,140,433
Total collateral received (pledged) (d)	18,322,000	(3,456,000)	(6,523,720)	(2,676,337)	(598,965)	-	5,066,978
Net amount (e)	342,515	(63,615)	-	-	-	(205,445)	73,455

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions
82	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Strategic Income Fund | Annual Report 2021	83

Notes to Financial Statements  (continued)
August 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.552% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended August 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
10,573,500	—	—
84	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,381.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Strategic Income Fund | Annual Report 2021	85

Notes to Financial Statements  (continued)
August 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	1,154,031
Class C	—	1.00(b)	12,629

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	0.98%	1.01%
Advisor Class	0.73	0.76
Class C	1.73	1.76
Institutional Class	0.73	0.76
Institutional 2 Class	0.70	0.72
Institutional 3 Class	0.65	0.67
Class R	1.23	1.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, passive foreign investment company (PFIC) holdings, swap investments, principal and/or interest of fixed income securities, distribution reclassifications and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
86	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(7,101,531)	7,101,531	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
192,328,197	—	192,328,197	193,731,400	—	193,731,400
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
33,807,845	44,875,536	—	159,576,417
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,575,671,057	205,211,925	(45,635,508)	159,576,417
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	25,055,173
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,245,318,158 and $7,462,878,955, respectively, for the year ended August 31, 2021, of which $4,592,936,875 and $4,828,189,802, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Strategic Income Fund | Annual Report 2021	87

Notes to Financial Statements  (continued)
August 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
88	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Strategic Income Fund | Annual Report 2021	89

Notes to Financial Statements  (continued)
August 31, 2021
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2021, one unaffiliated shareholder of record owned 10.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
90	Columbia Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Strategic Income Fund | Annual Report 2021	91

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for the years ended August 31, 2021, 2020, 2019, and 2018, for the period from November 1, 2016 through August 31, 2017 and for the year ended October 31, 2016 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for the years ended August 31, 2021, 2020, 2019, and 2018, for the period from November 1, 2016 through August 31, 2017 and for the year ended October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
92	Columbia Strategic Income Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend
$47,119,313
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Strategic Income Fund | Annual Report 2021	93

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
94	Columbia Strategic Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Strategic Income Fund | Annual Report 2021	95

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
96	Columbia Strategic Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Strategic Income Fund | Annual Report 2021	97

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
98	Columbia Strategic Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Columbia Strategic Income Fund | Annual Report 2021	99

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
100	Columbia Strategic Income Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund
Columbia Strategic Income Fund | Annual Report 2021	101

Approval of Management Agreement  (continued)

family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
102	Columbia Strategic Income Fund | Annual Report 2021

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Columbia Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN232_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia International Dividend Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia International Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia International Dividend Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Co-Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	25.78	8.63	7.45
	Including sales charges		18.55	7.35	6.81
Advisor Class*		03/19/13	26.08	8.89	7.72
Class C	Excluding sales charges	10/13/03	24.86	7.81	6.65
	Including sales charges		23.86	7.81	6.65
Institutional Class		11/09/00	26.11	8.89	7.72
Institutional 2 Class*		01/08/14	26.23	9.05	7.85
Institutional 3 Class		07/15/09	26.30	9.10	7.93
Class R		09/27/10	25.48	8.35	7.18
MSCI ACWI ex USA Index (Net)			24.87	9.92	6.57
MSCI ACWI ex USA Value Index (Net)			28.56	7.06	4.64
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
Effective September 2, 2020, the Fund compares its performance to that of the MSCI ACWI ex USA Index (Net) and the MSCI ACWI ex USA Value Index (Net). Prior to this date, the Fund compared its performance to that of the MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net) (the Former Indices). The Fund’s investment manager believes that the new indices provide a more appropriate basis for comparing the Fund’s performance.
The Fund’s performance prior to September 2, 2020 reflects returns achieved according to different principal investment strategies. Effective September 2, 2020, the Fund was renamed Columbia International Dividend Income Fund and its principal investment strategies were revised to require, under normal circumstances, that at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) be invested in income-producing (dividend-paying) equity securities of foreign companies, including securities of companies in emerging market countries. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 27 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
The MSCI ACWI ex USA Value Index (Net) captures large- and mid-cap securities exhibiting overall value style characteristics across 22 developed and 27 emerging markets countries.
The MSCI ACWI High Dividend Yield Index (Net) includes large- and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Columbia International Dividend Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Index (Net), MSCI ACWI ex USA Value Index (Net), MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	10.7
Consumer Discretionary	8.2
Consumer Staples	9.6
Energy	5.0
Financials	19.9
Health Care	9.6
Industrials	11.9
Information Technology	9.9
Materials	11.4
Utilities	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2021)
Australia	1.1
Canada	5.4
China	3.3
Denmark	3.7
Finland	1.2
France	9.2
Germany	12.0
Hong Kong	1.9
Indonesia	3.0
Ireland	1.8
Japan	7.5
Jersey	0.7
Netherlands	4.4
Norway	1.9
Singapore	2.3
South Korea	3.5
Spain	3.6

4	Columbia International Dividend Income Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2021)
Sweden	0.9
Switzerland	8.0
Taiwan	3.8
United Kingdom	17.4
United States(a)	3.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia International Dividend Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
Effective September 2, 2020, the Fund’s name was changed to Columbia International Dividend Income Fund. Effective the same date, the Fund’s principal investment strategies and benchmark indices were changed. Details of the Fund’s principal investment strategies and benchmark indices may be found in the Fund’s prospectus dated January 1, 2021.
For the 12-month period that ended August 31, 2021, the Fund’s Class A shares returned 25.78% excluding sales charges. To compare, the Fund’s primary benchmark, the MSCI ACWI ex USA Index (Net), and secondary benchmark, the MSCI ACWI ex USA Value Index (Net), returned 24.87% and 28.56%, respectively, for the same period. The Fund’s former benchmarks, the MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net), returned 24.44% and 28.64%, respectively, for the same period.
Market overview
Though lagging the robust returns of the U.S. equity market, international equities posted solid double-digit absolute gains for the annual period, as fiscal and monetary policy support remained strong across the Eurozone, the U.K. and Japan.
Two major factors challenged the international equity markets during the annual period: COVID-19 and supply-chain disruptions. Toward the end of 2020, countries across Europe returned to strict lockdowns in an effort to prevent spikes in COVID-19 cases as seen in other places globally. Such actions were largely effective, as infections across the region peaked in early November 2020. At the beginning of 2021, COVID-19 vaccinations lagged across the Eurozone when compared to its U.K. and U.S. peers, and a new round of lockdowns were implemented in several countries as infection rates rose. Despite Europe’s slower vaccination rollout relative to the U.S. throughout the spring and summer of 2021, just less than a third of the European population was fully vaccinated by the end of August 2021. In the U.K., where the Delta variant of COVID-19 had been more prevalent, restriction removals were delayed. The staying power of Europe’s vaccination rate was being closely monitored by experts and investors alike, as the rise of the Delta variant’s infections came at a time when the continent had begun relaxing restrictions. In Japan, the initial strong support for new Prime Minister Yoshihide Suga subsequently dropped on increased COVID-19 outbreaks as well as on scandals within the ruling political party. The delayed vaccination rollout there due to a longer vaccine approval process caused the country to trail its peers in vaccination rates. Following a slow start to its vaccination rollout, Japan’s approval of Moderna and AstraZeneca vaccines proved beneficial both to its population and to its equity market performance by the end of the annual period.
Global trade was stymied when the containership Ever Given ran aground in the Suez Canal, completely blocking passage for nearly a week. Approximately $9 billion worth of goods pass through the Suez Canal daily, accounting for about 12% of global trade. The impact of the blockage was felt for weeks and stressed the already taxed global supply chain.
Despite these challenges, all sectors of the MSCI ACWI ex USA Index (Net) posted positive absolute returns during the annual period, with all but one generating double-digit gains. The sectors that performed best during the annual period were information technology, financials and materials, each considered a more economically-sensitive sector. On a relative basis, the weakest sectors in the MSCI ACWI ex USA Index (Net) were communication services, real estate and consumer staples, each considered a more traditionally defensive sector. From a country perspective, Austria, Mexico, the Czech Republic, Argentina and Hungary performed best within the MSCI ACWI ex USA Index (Net) for the annual period overall. The weakest performers within the MSCI ACWI ex USA Index (Net) and the only constituents to post a negative absolute return during the annual period were Peru, Pakistan, Egypt, New Zealand and China.
The Fund’s notable contributors during the period
•	Relative to the MSCI ACWI ex USA Index (Net), effective stock selection overall boosted Fund results most. Country allocation and sector allocation decisions as a whole also contributed positively.
•	Stock selection within the information technology, materials and communication services sectors helped most.
•	Having an overweight to materials, which outpaced the primary benchmark during the annual period, and having an underweight to consumer discretionary and no exposure to real estate, each of which underperformed the primary benchmark during the annual period, also added value.
•	From a country perspective, allocation positioning in China, Japan and South Korea, along with stock selection in Japan and South Korea, especially helped.
6	Columbia International Dividend Income Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Among the individual holdings that contributed most positively to relative results during the annual period was Anglo American plc, a U.K.-based global diversified miner, which performed well, largely on the back of a strong Chinese economy and bullish copper market fundamentals.
•	Samsung Electronics Co., Ltd. is a South Korea-based global leader in the manufacture of a wide range of consumer and industrial electronic equipment and products, including semiconductors. The company performed well, boosted by both strong semiconductor demand benefiting its foundry and a smartphone market recovery underpinned by its flagship Galaxy product launches.
•	Tokyo Electron Ltd., based in Japan, manufactures industrial electronics products, such as semiconductor manufacturing machines and flat panel display manufacturing machines. The company saw substantial growth from the increase in the need for semiconductor content, driven by expanding applications and new technologies.
•	Not holding a position in Chinese e-commerce retailer Alibaba Group Holding Ltd. Sponsored ADR, which significantly underperformed the Fund’s primary benchmark during the annual period, made it a notable positive contributor to the Fund’s relative results.
The Fund’s notable detractors during the period
•	Stock selection in the financials, industrials and energy sectors detracted most from Fund results during the annual period.
•	Having a position in cash, albeit a modest one, during an annual period when the primary benchmark rallied strongly detracted as well.
•	From a country perspective, stock selection in the Netherlands and Switzerland dampened Fund results as did having no exposure to India, which notably outperformed the Fund’s primary benchmark during the annual period.
•	Among individual holdings, Ping An Insurance (Group) Company of China, Ltd. Class H, the largest insurer across the Asia-Pacific region, was the biggest detractor from the Fund’s relative results. The company experienced significant volatility during the annual period given its emerging market base and pressures placed on insurance companies amid the COVID-19 pandemic.
•	Reckitt Benckiser Group plc is a U.K.-based consumer staples company that manufactures and distributes a wide range of household, toiletry, health and food products on a global basis. During the annual period, the company’s shares fell on the aftermath of a troublesome acquisition of U.S. baby formula manufacturer Mead Johnson Nutrition back in 2017 that came with high expectations that were not met. In June 2021, Reckitt Benckiser Group announced it was selling its baby formula business in China to Primavera Capital Acquisition Corp. in the second half of the calendar year, a decision met with a generally favorable response from investors.
•	Sands China Ltd., a Macau-based developer, owner and operator of integrated resorts, retail malls and casinos, suffered from the effects the COVID-19 pandemic had on tourism and the Macau gaming industry.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia International Dividend Income Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,093.40	1,019.11	6.67	6.43	1.25
Advisor Class	1,000.00	1,000.00	1,094.90	1,020.38	5.34	5.15	1.00
Class C	1,000.00	1,000.00	1,089.10	1,015.29	10.65	10.27	2.00
Institutional Class	1,000.00	1,000.00	1,094.90	1,020.38	5.34	5.15	1.00
Institutional 2 Class	1,000.00	1,000.00	1,095.90	1,021.15	4.54	4.38	0.85
Institutional 3 Class	1,000.00	1,000.00	1,096.00	1,021.40	4.27	4.12	0.80
Class R	1,000.00	1,000.00	1,092.20	1,017.84	8.00	7.71	1.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia International Dividend Income Fund | Annual Report 2021

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.2%
Issuer	Shares	Value ($)
Australia 1.1%
carsales.com Ltd.	298,266	5,445,056
Canada 5.4%
Canadian National Railway Co.	73,265	8,617,704
Manulife Financial Corp.	396,202	7,715,835
Ritchie Bros. Auctioneers, Inc.	60,223	3,773,335
TC Energy Corp.	147,260	6,991,538
Total		27,098,412
China 3.3%
NetEase, Inc., ADR	86,233	8,400,819
Ping An Insurance Group Co. of China Ltd., Class H	1,075,000	8,323,814
Total		16,724,633
Denmark 3.7%
Novo Nordisk A/S, Class B	98,019	9,812,679
Tryg AS	354,782	8,784,521
Total		18,597,200
Finland 1.2%
UPM-Kymmene OYJ	142,372	5,800,031
France 9.2%
AXA SA	196,157	5,510,738
BNP Paribas SA	222,485	14,094,398
L’Oreal SA	15,653	7,343,438
Schneider Electric SE	23,804	4,252,977
TotalEnergies SE	173,279	7,664,585
VINCI SA	65,990	7,080,166
Total		45,946,302
Germany 12.0%
Adidas AG	17,738	6,292,552
Deutsche Telekom AG, Registered Shares	661,135	14,057,882
E.ON SE	727,096	9,592,988
Evonik Industries AG	180,678	6,100,420
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	32,768	9,563,945
Siemens AG, Registered Shares	40,986	6,799,365
Vantage Towers AG	213,064	7,615,185
Total		60,022,337
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 1.8%
Hong Kong Exchanges and Clearing Ltd.	62,500	3,948,378
Sands China Ltd.(a)	1,657,200	5,323,919
Total		9,272,297
Indonesia 3.0%
PT Bank Rakyat Indonesia Persero Tbk	25,540,300	7,023,714
PT Telekomunikasi Indonesia Persero Tbk	33,984,000	8,109,995
Total		15,133,709
Ireland 1.8%
CRH PLC	173,934	9,214,314
Japan 7.4%
Japan Exchange Group, Inc.	286,000	6,811,226
Rohm Co., Ltd.	74,800	7,191,040
Sekisui Chemical Co., Ltd.	187,600	3,210,626
Tokyo Electron Ltd.	10,900	4,668,948
Toyota Motor Corp.	177,500	15,459,069
Total		37,340,909
Jersey 0.7%
Amcor PLC	291,828	3,723,200
Netherlands 4.4%
Akzo Nobel NV	71,865	8,856,591
ING Groep NV	516,119	7,119,542
Koninklijke Philips NV	129,627	5,973,619
Total		21,949,752
Norway 1.9%
Equinor ASA	453,882	9,619,640
Singapore 2.3%
DBS Group Holdings Ltd.	510,100	11,310,486
South Korea 3.4%
Samsung Electronics Co., Ltd.	261,781	17,282,318
Spain 3.6%
Iberdrola SA	691,964	8,574,454
Industria de Diseno Textil SA	277,445	9,477,914
Total		18,052,368
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 0.9%
Sandvik AB	173,717	4,433,102
Switzerland 8.0%
Nestlé SA, Registered Shares	111,945	14,137,405
Novartis AG, ADR	135,907	12,556,448
Roche Holding AG, Genusschein Shares	22,587	9,069,927
SGS SA, Registered Shares	1,328	4,173,690
Total		39,937,470
Taiwan 3.8%
MediaTek, Inc.	185,000	5,999,038
Taiwan Semiconductor Manufacturing Co., Ltd.	585,000	12,832,115
Total		18,831,153
United Kingdom 17.3%
3i Group PLC	306,174	5,630,871
Anglo American PLC	298,829	12,621,195
BAE Systems PLC	944,642	7,380,130
BT Group PLC(a)	3,511,901	8,209,443
Diageo PLC	171,620	8,250,233
Common Stocks (continued)
Issuer	Shares	Value ($)
Experian PLC	180,737	7,972,334
GlaxoSmithKline PLC	429,894	8,647,580
Linde PLC	27,419	8,643,344
Reckitt Benckiser Group PLC	106,562	8,135,073
RELX PLC	96,513	2,902,908
Unilever PLC	153,487	8,544,078
Total		86,937,189
Total Common Stocks (Cost $396,893,072)		482,671,878

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(b),(c)	17,054,411	17,052,705
Total Money Market Funds (Cost $17,052,705)		17,052,705
Total Investments in Securities (Cost $413,945,777)		499,724,583
Other Assets & Liabilities, Net		2,234,588
Net Assets		$501,959,171

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	—	106,265,926	(89,213,221)	—	17,052,705	(1,188)	6,918	17,054,411
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia International Dividend Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	5,445,056	—	5,445,056
Canada	27,098,412	—	—	27,098,412
China	8,400,819	8,323,814	—	16,724,633
Denmark	—	18,597,200	—	18,597,200
Finland	—	5,800,031	—	5,800,031
France	—	45,946,302	—	45,946,302
Germany	—	60,022,337	—	60,022,337
Hong Kong	—	9,272,297	—	9,272,297
Indonesia	—	15,133,709	—	15,133,709
Ireland	—	9,214,314	—	9,214,314
Japan	—	37,340,909	—	37,340,909
Jersey	—	3,723,200	—	3,723,200
Netherlands	—	21,949,752	—	21,949,752
Norway	—	9,619,640	—	9,619,640
Singapore	—	11,310,486	—	11,310,486
South Korea	—	17,282,318	—	17,282,318
Spain	—	18,052,368	—	18,052,368
Sweden	—	4,433,102	—	4,433,102
Switzerland	12,556,448	27,381,022	—	39,937,470
Taiwan	—	18,831,153	—	18,831,153
United Kingdom	—	86,937,189	—	86,937,189
Total Common Stocks	48,055,679	434,616,199	—	482,671,878
Money Market Funds	17,052,705	—	—	17,052,705
Total Investments in Securities	65,108,384	434,616,199	—	499,724,583
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia International Dividend Income Fund | Annual Report 2021

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $396,893,072)	$482,671,878
Affiliated issuers (cost $17,052,705)	17,052,705
Receivable for:
Capital shares sold	91,530
Dividends	1,295,911
Foreign tax reclaims	1,046,592
Expense reimbursement due from Investment Manager	81
Prepaid expenses	8,078
Trustees’ deferred compensation plan	241,609
Total assets	502,408,384
Liabilities
Foreign currency (cost $43,981)	43,939
Payable for:
Capital shares purchased	74,898
Management services fees	10,573
Distribution and/or service fees	591
Transfer agent fees	28,790
Compensation of board members	6,608
Compensation of chief compliance officer	22
Other expenses	42,183
Trustees’ deferred compensation plan	241,609
Total liabilities	449,213
Net assets applicable to outstanding capital stock	$501,959,171
Represented by
Paid in capital	381,211,296
Total distributable earnings (loss)	120,747,875
Total - representing net assets applicable to outstanding capital stock	$501,959,171
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
August 31, 2021
Class A
Net assets	$82,701,479
Shares outstanding	3,827,250
Net asset value per share	$21.61
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.93
Advisor Class
Net assets	$533,898
Shares outstanding	24,481
Net asset value per share	$21.81
Class C
Net assets	$863,713
Shares outstanding	43,030
Net asset value per share	$20.07
Institutional Class
Net assets	$374,189,033
Shares outstanding	17,250,431
Net asset value per share	$21.69
Institutional 2 Class
Net assets	$1,218,630
Shares outstanding	56,338
Net asset value per share	$21.63
Institutional 3 Class
Net assets	$42,317,631
Shares outstanding	1,952,646
Net asset value per share	$21.67
Class R
Net assets	$134,787
Shares outstanding	6,250
Net asset value per share	$21.57
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia International Dividend Income Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$14,226,021
Dividends — affiliated issuers	6,918
Interfund lending	44
Foreign taxes withheld	(1,112,062)
Total income	13,120,921
Expenses:
Management services fees	3,667,047
Distribution and/or service fees
Class A	194,343
Class C	9,894
Class R	606
Transfer agent fees
Class A	189,157
Advisor Class	846
Class C	2,435
Institutional Class	868,732
Institutional 2 Class	528
Institutional 3 Class	2,353
Class R	294
Compensation of board members	21,451
Custodian fees	75,318
Printing and postage fees	54,809
Registration fees	110,625
Audit fees	68,190
Legal fees	14,485
Line of credit interest	171
Interest on interfund lending	81
Compensation of chief compliance officer	133
Other	40,822
Total expenses	5,322,320
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(388,933)
Expense reduction	(62,861)
Total net expenses	4,870,526
Net investment income	8,250,395
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	35,839,908
Investments — affiliated issuers	(1,188)
Foreign currency translations	169,755
Net realized gain	36,008,475
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	64,299,145
Foreign currency translations	(149,306)
Net change in unrealized appreciation (depreciation)	64,149,839
Net realized and unrealized gain	100,158,314
Net increase in net assets resulting from operations	$108,408,709
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$8,250,395	$10,727,617
Net realized gain	36,008,475	7,066,997
Net change in unrealized appreciation (depreciation)	64,149,839	(6,376,970)
Net increase in net assets resulting from operations	108,408,709	11,417,644
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,303,223)	(2,630,521)
Advisor Class	(10,794)	(27,431)
Class C	(27,948)	(42,613)
Institutional Class	(11,403,641)	(12,693,072)
Institutional 2 Class	(26,907)	(52,176)
Institutional 3 Class	(1,315,078)	(1,934,760)
Class R	(3,266)	(3,671)
Total distributions to shareholders	(15,090,857)	(17,384,244)
Decrease in net assets from capital stock activity	(27,098,761)	(43,164,296)
Total increase (decrease) in net assets	66,219,091	(49,130,896)
Net assets at beginning of year	435,740,080	484,870,976
Net assets at end of year	$501,959,171	$435,740,080
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia International Dividend Income Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	211,277	4,459,140	91,404	1,594,331
Distributions reinvested	106,040	2,102,272	140,599	2,386,621
Redemptions	(529,408)	(10,555,991)	(604,121)	(10,559,267)
Net decrease	(212,091)	(3,994,579)	(372,118)	(6,578,315)
Advisor Class
Subscriptions	11,379	245,823	10,117	187,462
Distributions reinvested	536	10,715	1,507	27,350
Redemptions	(3,837)	(80,623)	(52,146)	(992,662)
Net increase (decrease)	8,078	175,915	(40,522)	(777,850)
Class C
Subscriptions	14,316	284,333	7,191	123,503
Distributions reinvested	1,508	27,661	2,568	41,207
Redemptions	(39,424)	(757,440)	(47,653)	(769,934)
Net decrease	(23,600)	(445,446)	(37,894)	(605,224)
Institutional Class
Subscriptions	279,598	5,728,444	261,544	4,583,385
Distributions reinvested	557,992	11,085,963	727,161	12,362,461
Redemptions	(1,910,186)	(38,174,177)	(2,395,537)	(42,632,790)
Net decrease	(1,072,596)	(21,359,770)	(1,406,832)	(25,686,944)
Institutional 2 Class
Subscriptions	20,911	446,799	24,534	430,400
Distributions reinvested	1,353	26,826	3,080	52,093
Redemptions	(15,223)	(287,868)	(53,009)	(881,914)
Net increase (decrease)	7,041	185,757	(25,395)	(399,421)
Institutional 3 Class
Subscriptions	96,542	2,054,514	465,223	8,396,306
Distributions reinvested	66,245	1,314,465	115,222	1,934,132
Redemptions	(260,124)	(5,036,683)	(1,185,739)	(19,436,403)
Net decrease	(97,337)	(1,667,704)	(605,294)	(9,105,965)
Class R
Subscriptions	343	6,876	641	11,593
Distributions reinvested	165	3,266	217	3,671
Redemptions	(160)	(3,076)	(1,496)	(25,841)
Net increase (decrease)	348	7,066	(638)	(10,577)
Total net decrease	(1,390,157)	(27,098,761)	(2,488,693)	(43,164,296)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$17.70	0.30	4.20	4.50	(0.20)	(0.39)	(0.59)
Year Ended 8/31/2020	$17.88	0.37	0.07	0.44	(0.42)	(0.20)	(0.62)
Year Ended 8/31/2019	$18.83	0.45	(0.54)	(0.09)	(0.49)	(0.37)	(0.86)
Year Ended 8/31/2018	$18.24	0.48	0.65	1.13	(0.54)	—	(0.54)
Year Ended 8/31/2017	$17.05	0.49	1.26	1.75	(0.56)	—	(0.56)
Advisor Class
Year Ended 8/31/2021	$17.86	0.36	4.23	4.59	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$18.04	0.40	0.08	0.48	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.99	0.51	(0.55)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.39	0.54	0.64	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.19	0.54	1.26	1.80	(0.60)	—	(0.60)
Class C
Year Ended 8/31/2021	$16.50	0.11	3.95	4.06	(0.10)	(0.39)	(0.49)
Year Ended 8/31/2020	$16.70	0.22	0.06	0.28	(0.28)	(0.20)	(0.48)
Year Ended 8/31/2019	$17.63	0.29	(0.49)	(0.20)	(0.36)	(0.37)	(0.73)
Year Ended 8/31/2018	$17.10	0.31	0.62	0.93	(0.40)	—	(0.40)
Year Ended 8/31/2017	$16.02	0.33	1.18	1.51	(0.43)	—	(0.43)
Institutional Class
Year Ended 8/31/2021	$17.76	0.35	4.22	4.57	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$17.95	0.41	0.06	0.47	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.90	0.50	(0.54)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.30	0.53	0.65	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.11	0.54	1.25	1.79	(0.60)	—	(0.60)
Institutional 2 Class
Year Ended 8/31/2021	$17.72	0.38	4.20	4.58	(0.28)	(0.39)	(0.67)
Year Ended 8/31/2020	$17.90	0.44	0.07	0.51	(0.49)	(0.20)	(0.69)
Year Ended 8/31/2019	$18.85	0.56	(0.58)	(0.02)	(0.56)	(0.37)	(0.93)
Year Ended 8/31/2018	$18.26	0.56	0.64	1.20	(0.61)	—	(0.61)
Year Ended 8/31/2017	$17.07	0.60	1.22	1.82	(0.63)	—	(0.63)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia International Dividend Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$21.61	25.78%	1.34%(c),(d)	1.24%(c),(d),(e)	1.51%	28%	$82,701
Year Ended 8/31/2020	$17.70	2.65%	1.38%(c)	1.24%(c),(e)	2.09%	91%	$71,493
Year Ended 8/31/2019	$17.88	(0.16%)	1.44%	1.25%	2.56%	56%	$78,887
Year Ended 8/31/2018	$18.83	6.21%	1.44%	1.26%(e)	2.52%	39%	$93,177
Year Ended 8/31/2017	$18.24	10.48%	1.46%(f)	1.29%(e),(f)	2.79%	43%	$100,146
Advisor Class
Year Ended 8/31/2021	$21.81	26.08%	1.09%(c),(d)	0.99%(c),(d),(e)	1.77%	28%	$534
Year Ended 8/31/2020	$17.86	2.90%	1.12%(c)	0.98%(c),(e)	2.16%	91%	$293
Year Ended 8/31/2019	$18.04	0.10%	1.19%	1.00%	2.84%	56%	$1,027
Year Ended 8/31/2018	$18.99	6.47%	1.19%	1.01%(e)	2.82%	39%	$1,141
Year Ended 8/31/2017	$18.39	10.73%	1.21%(f)	1.04%(e),(f)	3.08%	43%	$983
Class C
Year Ended 8/31/2021	$20.07	24.86%	2.09%(c),(d)	1.99%(c),(d),(e)	0.62%	28%	$864
Year Ended 8/31/2020	$16.50	1.83%	2.13%(c)	1.98%(c),(e)	1.30%	91%	$1,100
Year Ended 8/31/2019	$16.70	(0.86%)	2.19%	2.00%	1.72%	56%	$1,745
Year Ended 8/31/2018	$17.63	5.42%	2.19%	2.01%(e)	1.76%	39%	$3,268
Year Ended 8/31/2017	$17.10	9.60%	2.20%(f)	2.04%(e),(f)	2.03%	43%	$7,795
Institutional Class
Year Ended 8/31/2021	$21.69	26.11%	1.09%(c),(d)	0.99%(c),(d),(e)	1.76%	28%	$374,189
Year Ended 8/31/2020	$17.76	2.86%	1.13%(c)	0.99%(c),(e)	2.34%	91%	$325,493
Year Ended 8/31/2019	$17.95	0.10%	1.19%	1.00%	2.83%	56%	$354,127
Year Ended 8/31/2018	$18.90	6.51%	1.19%	1.01%(e)	2.78%	39%	$395,163
Year Ended 8/31/2017	$18.30	10.72%	1.21%(f)	1.04%(e),(f)	3.06%	43%	$417,705
Institutional 2 Class
Year Ended 8/31/2021	$21.63	26.23%	0.91%(c),(d)	0.86%(c),(d)	1.88%	28%	$1,219
Year Ended 8/31/2020	$17.72	3.07%	0.90%(c)	0.86%(c)	2.49%	91%	$873
Year Ended 8/31/2019	$17.90	0.23%	0.91%	0.87%	3.13%	56%	$1,337
Year Ended 8/31/2018	$18.85	6.62%	0.91%	0.88%	2.93%	39%	$553
Year Ended 8/31/2017	$18.26	10.92%	0.91%	0.91%	3.37%	43%	$506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$17.75	0.39	4.21	4.60	(0.29)	(0.39)	(0.68)
Year Ended 8/31/2020	$17.94	0.45	0.06	0.51	(0.50)	(0.20)	(0.70)
Year Ended 8/31/2019	$18.89	0.51	(0.52)	(0.01)	(0.57)	(0.37)	(0.94)
Year Ended 8/31/2018	$18.29	0.57	0.65	1.22	(0.62)	—	(0.62)
Year Ended 8/31/2017	$17.10	0.68	1.15	1.83	(0.64)	—	(0.64)
Class R
Year Ended 8/31/2021	$17.67	0.26	4.19	4.45	(0.16)	(0.39)	(0.55)
Year Ended 8/31/2020	$17.85	0.32	0.07	0.39	(0.37)	(0.20)	(0.57)
Year Ended 8/31/2019	$18.80	0.25	(0.38)	(0.13)	(0.45)	(0.37)	(0.82)
Year Ended 8/31/2018	$18.21	0.43	0.65	1.08	(0.49)	—	(0.49)
Year Ended 8/31/2017	$17.03	0.45	1.24	1.69	(0.51)	—	(0.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of:

Class	8/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Class A	0.01%	0.02%	—%	0.01%	0.02%
Advisor Class	0.01%	0.03%	—%	0.02%	0.02%
Class C	0.02%	0.02%	—%	0.02%	0.02%
Institutional Class	0.01%	0.02%	—%	0.02%	0.02%
Class R	0.01%	0.02%	—%	0.01%	0.02%

(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia International Dividend Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$21.67	26.30%	0.86%(c),(d)	0.81%(c),(d)	1.95%	28%	$42,318
Year Ended 8/31/2020	$17.75	3.07%	0.85%(c)	0.81%(c)	2.58%	91%	$36,384
Year Ended 8/31/2019	$17.94	0.29%	0.85%	0.81%	2.87%	56%	$47,630
Year Ended 8/31/2018	$18.89	6.72%	0.85%	0.82%	2.98%	39%	$63,148
Year Ended 8/31/2017	$18.29	10.95%	0.85%	0.85%	3.77%	43%	$64,718
Class R
Year Ended 8/31/2021	$21.57	25.48%	1.59%(c),(d)	1.49%(c),(d),(e)	1.28%	28%	$135
Year Ended 8/31/2020	$17.67	2.37%	1.63%(c)	1.49%(c),(e)	1.84%	91%	$104
Year Ended 8/31/2019	$17.85	(0.41%)	1.70%	1.50%	1.41%	56%	$117
Year Ended 8/31/2018	$18.80	5.95%	1.69%	1.51%(e)	2.27%	39%	$1,705
Year Ended 8/31/2017	$18.21	10.16%	1.71%(f)	1.54%(e),(f)	2.57%	43%	$1,753
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Annual Report 2021	21

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia International Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia International Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia International Dividend Income Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.77% of the Fund’s average daily net assets.
24	Columbia International Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia International Dividend Income Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.24
Advisor Class	0.24
Class C	0.25
Institutional Class	0.24
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.24
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $62,861.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	26,822
Class C	—	1.00(b)	138

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia International Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	0.85	0.86
Institutional 3 Class	0.81	0.81
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,371,977	(2,371,520)	(457)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia International Dividend Income Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,896,404	9,194,453	15,090,857	13,861,092	3,523,152	17,384,244
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
21,869,909	14,558,774	—	84,556,310
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
415,168,273	92,525,558	(7,969,248)	84,556,310
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $126,266,453 and $175,753,619, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia International Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	587,500	0.65	8
Lender	575,000	0.68	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
For the year ended August 31, 2021, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
4,400,000	1.40	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2021.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Columbia International Dividend Income Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
August 31, 2021
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in
30	Columbia International Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia International Dividend Income Fund | Annual Report 2021	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia International Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia International Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia International Dividend Income Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
59.68%	17.97%	$19,906,333	$1,112,066	$0.05	$14,118,162	$0.61
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia International Dividend Income Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
34	Columbia International Dividend Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia International Dividend Income Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
36	Columbia International Dividend Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia International Dividend Income Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia International Dividend Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia International Dividend Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Columbia International Dividend Income Fund | Annual Report 2021	39

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
40	Columbia International Dividend Income Fund | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge. The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current
Columbia International Dividend Income Fund | Annual Report 2021	41

Approval of Management Agreement  (continued)

"pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
42	Columbia International Dividend Income Fund | Annual Report 2021

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Columbia International Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN154_08_L01_(10/21)

Annual Report
August 31, 2021
Columbia Global Technology Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Technology Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	31.80	29.60	23.20
	Including sales charges		24.23	28.08	22.47
Advisor Class*		11/08/12	32.12	29.92	23.51
Class C	Excluding sales charges	10/13/03	30.80	28.62	22.28
	Including sales charges		29.80	28.62	22.28
Institutional Class		11/09/00	32.11	29.92	23.50
Institutional 2 Class*		11/08/12	32.20	30.01	23.62
Institutional 3 Class*		03/01/16	32.27	30.08	23.59
S&P Global 1200 Information Technology Index (Net)			32.42	28.71	21.64
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Technology Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2011 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	11.9
Consumer Discretionary	6.7
Health Care	0.9
Industrials	0.4
Information Technology	79.6
Materials	0.2
Real Estate	0.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at August 31, 2021)
Information Technology
Application Software	12.2
Communications Equipment	1.7
Data Processing & Outsourced Services	10.4
Electronic Components	0.7
Electronic Equipment & Instruments	1.0
Electronic Manufacturing Services	0.5
Internet Services & Infrastructure	3.6
IT Consulting & Other Services	1.6
Semiconductor Equipment	7.1
Semiconductors	17.3
Systems Software	12.5
Technology Distributors	0.4
Technology Hardware, Storage & Peripherals	10.6
Total	79.6
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Technology Growth Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2021)
Brazil	0.2
Canada	1.2
China	1.0
France	0.2
Germany	0.5
Ireland	1.2
Israel	0.3
Japan	0.8
Netherlands	3.9
Norway	0.1
South Korea	1.1
Switzerland	0.1
Taiwan	2.3
United Kingdom	0.1
United States(a)	87.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Columbia Global Technology Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2021, Class A shares of the Fund returned 31.80% excluding sales charges. The Fund slightly underperformed its benchmark, the S&P Global 1200 Information Technology Index (Net), which returned 32.42% during the same time period.
Market overview
Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve (Fed) in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity and a return to normalcy. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, as well as significant progress on global vaccination efforts to combat the COVID-19 pandemic, provided a further boost to the economic outlook and drove market gains.
For much of 2020, growth stocks had largely outperformed value stocks due to low interest rates and accelerated digitization trends driven by work-from-home and other pandemic-related shifts. The vaccine news in late 2020, however, triggered a rotation away from growth stocks into cyclically exposed companies that would benefit from an improving economy and a return to normalcy. Generally, investors purchased shares of those companies more sensitive to an anticipated economic re-opening and a societal shift from screens to services. Commentary in June by the Fed reaffirmed its commitment to stimulus efforts, driving volatility levels across equity markets to near pre-pandemic levels. In the ensuing rally, growth stocks once again reclaimed the title as market leaders and generally outperformed value stocks in the last three months of the period.
The Fund’s notable detractors during the period
•	The Fund’s exposure to the consumer discretionary sector, particularly within internet & direct marketing retail, detracted from results during the period. Alibaba Group Holding Ltd., the largest online and mobile commerce company in the world, saw its shares come under pressure during the period as the Chinese government applied strict regulatory scrutiny to the Alibaba ecosystem. Ant Financial, of which Alibaba owns a 33% stake, postponed its much-anticipated IPO due to the changing regulatory environment. Further, Chinese regulators later opened an anti-monopoly investigation into Alibaba.
•	Amazon.com, Inc. represented a source of relative underperformance for the Fund, as shares gained less than the benchmark overall. While Amazon saw a huge demand inflection from the COVID-19 pandemic, with shares rising over 70% entering the fourth quarter of 2020, concerns emerged about stretched valuation and Amazon shares took a breather in the fourth quarter of 2021. The prospect for increased regulation also weighed on Amazon shares.
•	During the period, the Fund established a new position in Match Group, in the communication services sector, which got off to a slow start as the spread of the COVID-19 Delta variant and a return to uncertainty caused shares to sell off, along with a basket of other pandemic recovery stocks. The bigger picture points to Match Group as an enabler of a multi-decade demographic behavioral shift where the monetization opportunity is less than 10% penetrated and the addressable market continues to expand.
The Fund’s notable contributors during the period
•	The Fund’s stock selection drove its strong absolute performance during the period, particularly within the semiconductors & semiconductor equipment sectors. Shares of Lam Research continued to ascend as the market anticipated further increases to annual spending on wafer fab equipment (“WFE”) across the semiconductor industry. The company’s outlook for annual spending on WFE has increased from $50 billion in 2018 and is expected to exceed $80 billion over the next year. Meanwhile, the company continued to gain market share within WFE, which we believe will be a long-term sustainable business with growth driven by increased semiconductor intensity in the economy and a broadening out of applications such as artificial intelligence (AI).
•	In the IT services industry, Square and Twilio were relative outperformers. Square cashed in on its position as the leading fintech disruptor with its announcement to acquire Afterpay, a Buy-Now, Pay-Later disruptor based in Australia,
6	Columbia Global Technology Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
and shares increased along with expected synergies and revenue acceleration. The company was able to capture customers with attractive unit economics and the platform’s innovation, ease of use, and ever-expanding use cases continued to drive increased user engagement on the platform.
•	Developer evangelist and communications infrastructure platform Twilio generated strong double digit returns as the company outperformed market expectations while scaling to a complete communications platform across call centers, email, text, voice and video. We believed Twilio’s ability to develop and monetize new products to increase average spending per existing customer while also efficiently acquiring new customers across an increasing spectrum of end markets is supportive of a sizable and durable revenue growth opportunity.
•	The Fund’s position in Alphabet (parent company of Google) generated substantial returns as the stock soared and rose more than double that of the benchmark during the time period. The company proved resilient in the face of dramatic impacts from COVID-19 and capitalized on the accelerated demand across many of its premium technology and media assets. We believe the underpinning of the company’s success is its market-leading capabilities in AI and machine learning. With strong fundamentals and Google playing an enabling role in virtually every compelling secular technology trend, capital allocation has proved increasingly favorable to investors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Technology Growth Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,141.00	1,019.52	6.38	6.02	1.17
Advisor Class	1,000.00	1,000.00	1,142.30	1,020.79	5.02	4.74	0.92
Class C	1,000.00	1,000.00	1,136.30	1,015.70	10.45	9.86	1.92
Institutional Class	1,000.00	1,000.00	1,142.30	1,020.79	5.02	4.74	0.92
Institutional 2 Class	1,000.00	1,000.00	1,142.50	1,021.05	4.75	4.48	0.87
Institutional 3 Class	1,000.00	1,000.00	1,142.90	1,021.30	4.48	4.22	0.82
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Technology Growth Fund | Annual Report 2021

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Brazil 0.2%
Stone Co., Ltd., Class A(a)	122,496	5,700,964
Canada 1.2%
Shopify, Inc., Class A(a)	25,794	39,330,175
China 1.0%
Alibaba Group Holding Ltd., ADR(a)	87,104	14,545,497
Tencent Holdings Ltd.	304,420	18,801,831
Total		33,347,328
France 0.2%
Capgemini SE	32,000	7,193,197
Germany 0.5%
SAP SE, ADR	108,126	16,234,038
Ireland 1.1%
Accenture PLC, Class A	109,688	36,916,593
Israel 0.3%
Global-e Online Ltd.(a)	100,532	7,938,007
Japan 0.8%
Keyence Corp.	31,100	18,670,368
Murata Manufacturing Co., Ltd.	40,900	3,371,707
TDK Corp.	26,400	2,767,025
Total		24,809,100
Netherlands 3.9%
ASML Holding NV	91,434	76,168,179
NXP Semiconductors NV	153,597	33,043,323
STMicroelectronics NV, Registered Shares	379,763	16,872,870
Total		126,084,372
Norway 0.1%
SmartCraft ASA(a)	1,797,240	4,547,750
South Korea 1.1%
Samsung Electronics Co., Ltd.	543,563	35,885,067
Switzerland 0.1%
Logitech International SA	41,019	4,199,931
Taiwan 2.3%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	614,829	73,170,799
United Kingdom 0.1%
Common Stocks (continued)
Issuer	Shares	Value ($)
Trainline PLC(a)	645,541	3,246,556
United States 85.9%
1Life Healthcare, Inc.(a)	147,667	3,619,318
Activision Blizzard, Inc.	298,757	24,608,614
Adobe, Inc.(a)	90,809	60,269,933
Advanced Micro Devices, Inc.(a)	271,356	30,044,536
Airbnb, Inc., Class A(a)	71,063	11,014,054
Akamai Technologies, Inc.(a)	59,294	6,715,046
Alphabet, Inc., Class A(a)	62,287	180,255,464
Alteryx, Inc., Class A(a)	85,365	6,314,449
Amazon.com, Inc.(a)	37,831	131,303,456
Amphenol Corp., Class A	148,129	11,351,125
Analog Devices, Inc.	186,809	30,440,527
ANSYS, Inc.(a)	48,877	17,857,701
Apple, Inc.	1,631,285	247,678,002
Applied Materials, Inc.	333,180	45,022,613
Arista Networks, Inc.(a)	21,818	8,062,406
Autodesk, Inc.(a)	29,897	9,270,761
Automatic Data Processing, Inc.	101,903	21,301,803
Avalara, Inc.(a)	112,672	20,247,158
Booking Holdings, Inc.(a)	4,378	10,067,955
Broadcom, Inc.	132,428	65,844,526
Cadence Design Systems, Inc.(a)	92,193	15,071,712
CDW Corp.	60,954	12,227,982
Cisco Systems, Inc.	501,226	29,582,359
Cognizant Technology Solutions Corp., Class A	71,592	5,463,186
Comcast Corp., Class A	119,382	7,244,100
Corning, Inc.	141,813	5,671,102
Coupa Software, Inc.(a)	54,463	13,333,087
Crowdstrike Holdings, Inc., Class A(a)	107,439	30,190,359
CS Disco, Inc.(a)	67,942	3,515,999
DocuSign, Inc.(a)	10,710	3,172,730
DoorDash, Inc., Class A(a)	32,171	6,157,529
Doximity, Inc., Class A(a)	57,236	5,265,712
Electronic Arts, Inc.	60,711	8,815,844
Facebook, Inc., Class A(a)	111,798	42,413,925
Fidelity National Information Services, Inc.	175,922	22,477,554
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Fiserv, Inc.(a)	106,431	12,536,507
Flywire Corp.(a)	96,619	4,242,540
Fortinet, Inc.(a)	76,767	24,192,352
Global Payments, Inc.	74,684	12,146,606
HP, Inc.	447,199	13,299,698
HubSpot, Inc.(a)	11,604	7,942,590
Intel Corp.	445,856	24,102,975
Intuit, Inc.	77,736	44,007,127
Keysight Technologies, Inc.(a)	71,010	12,737,774
KLA Corp.	38,494	13,086,420
Lam Research Corp.	153,799	93,020,711
Legalzoom.com, Inc.(a)	82,926	2,838,557
Livent Corp.(a)	319,299	7,940,966
Marvell Technology, Inc.	738,677	45,199,646
MasterCard, Inc., Class A	183,774	63,628,072
Match Group, Inc.(a)	96,233	13,226,264
MaxLinear, Inc., Class A(a)	224,401	11,720,464
MediaAlpha, Inc.(a)	179,825	3,988,519
Microchip Technology, Inc.	87,124	13,709,833
Micron Technology, Inc.(a)	416,477	30,694,355
Microsoft Corp.	889,353	268,477,884
MongoDB, Inc.(a)	41,069	16,092,066
Motorola Solutions, Inc.	61,135	14,930,390
NetApp, Inc.	235,029	20,901,129
Netflix, Inc.(a)	37,298	21,229,649
NVIDIA Corp.	497,949	111,465,884
Oracle Corp.	229,515	20,456,672
Palo Alto Networks, Inc.(a)	30,680	14,144,707
Paycom Software, Inc.(a)	25,662	12,546,152
PayPal Holdings, Inc.(a)	211,219	60,970,477
Pinterest, Inc., Class A(a)	90,064	5,004,856
PubMatic, Inc., Class A(a)	164,439	4,793,397
QUALCOMM, Inc.	162,489	23,835,511
RingCentral, Inc., Class A(a)	40,172	10,133,789
SailPoint Technologies Holdings, Inc.(a)	106,084	4,971,096
Salesforce.com, Inc.(a)	156,376	41,481,862
SBA Communications Corp.	29,173	10,472,232
Schrodinger, Inc.(a)	96,607	5,766,472
SentinelOne, Inc., Class A(a)	132,618	8,478,269
Common Stocks (continued)
Issuer	Shares	Value ($)
ServiceNow, Inc.(a)	44,417	28,588,558
Sharecare, Inc.(a)	748,960	5,587,242
Shift4 Payments, Inc., Class A(a)	100,265	8,593,713
Signify Health, Inc., Class A(a)	283,948	7,379,809
Snap, Inc.(a)	112,629	8,572,193
Splunk, Inc.(a)	49,704	7,598,250
Square, Inc., Class A(a)	151,376	40,579,364
Synopsys, Inc.(a)	189,214	62,864,459
Take-Two Interactive Software, Inc.(a)	35,264	5,685,262
TE Connectivity Ltd.	115,068	17,285,515
Tesla Motors, Inc.(a)	22,624	16,644,929
Texas Instruments, Inc.	146,330	27,935,860
T-Mobile USA, Inc.(a)	60,753	8,324,376
Trade Desk, Inc. (The), Class A(a)	127,187	10,181,319
Twilio, Inc., Class A(a)	89,810	32,058,578
Uber Technologies, Inc.(a)	261,788	10,246,382
Universal Display Corp.	27,121	5,657,169
VeriSign, Inc.(a)	91,112	19,703,881
Visa, Inc., Class A	352,373	80,728,654
Visteon Corp.(a)	109,536	11,575,764
Walt Disney Co. (The)(a)	89,576	16,240,129
Western Digital Corp.(a)	258,745	16,352,684
Workday, Inc., Class A(a)	28,794	7,865,369
Xilinx, Inc.	45,545	7,086,347
Zoom Video Communications, Inc., Class A(a)	52,024	15,060,948
ZoomInfo Technologies, Inc., Class A(a)	150,696	9,823,872
Total		2,770,527,723
Total Common Stocks (Cost $1,191,747,758)		3,189,131,600

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(b),(c)	36,357,067	36,353,432
Total Money Market Funds (Cost $36,345,239)		36,353,432
Total Investments in Securities (Cost $1,228,092,997)		3,225,485,032
Other Assets & Liabilities, Net		1,899,777
Net Assets		$3,227,384,809

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	57,597,549	269,898,095	(291,138,470)	(3,742)	36,353,432	(2,123)	43,414	36,357,067
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	5,700,964	—	—	5,700,964
Canada	39,330,175	—	—	39,330,175
China	14,545,497	18,801,831	—	33,347,328
France	—	7,193,197	—	7,193,197
Germany	16,234,038	—	—	16,234,038
Ireland	36,916,593	—	—	36,916,593
Israel	7,938,007	—	—	7,938,007
Japan	—	24,809,100	—	24,809,100
Netherlands	126,084,372	—	—	126,084,372
Norway	—	4,547,750	—	4,547,750
South Korea	—	35,885,067	—	35,885,067
Switzerland	—	4,199,931	—	4,199,931
Taiwan	73,170,799	—	—	73,170,799
United Kingdom	—	3,246,556	—	3,246,556
United States	2,770,527,723	—	—	2,770,527,723
Total Common Stocks	3,090,448,168	98,683,432	—	3,189,131,600
Money Market Funds	36,353,432	—	—	36,353,432
Total Investments in Securities	3,126,801,600	98,683,432	—	3,225,485,032
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,191,747,758)	$3,189,131,600
Affiliated issuers (cost $36,345,239)	36,353,432
Receivable for:
Investments sold	9,508,957
Capital shares sold	3,024,199
Dividends	1,192,050
Foreign tax reclaims	89,475
Prepaid expenses	34,388
Trustees’ deferred compensation plan	134,801
Total assets	3,239,468,902
Liabilities
Payable for:
Investments purchased	9,589,389
Capital shares purchased	1,888,466
Management services fees	70,372
Distribution and/or service fees	11,710
Transfer agent fees	305,960
Compensation of board members	15,309
Compensation of chief compliance officer	133
Other expenses	67,953
Trustees’ deferred compensation plan	134,801
Total liabilities	12,084,093
Net assets applicable to outstanding capital stock	$3,227,384,809
Represented by
Paid in capital	1,126,360,117
Total distributable earnings (loss)	2,101,024,692
Total - representing net assets applicable to outstanding capital stock	$3,227,384,809
Class A
Net assets	$733,205,649
Shares outstanding	10,632,955
Net asset value per share	$68.96
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$73.17
Advisor Class
Net assets	$149,110,200
Shares outstanding	2,037,293
Net asset value per share	$73.19
Class C
Net assets	$242,185,809
Shares outstanding	4,002,312
Net asset value per share	$60.51
Institutional Class
Net assets	$1,418,896,368
Shares outstanding	19,659,486
Net asset value per share	$72.17
Institutional 2 Class
Net assets	$237,883,680
Shares outstanding	3,225,765
Net asset value per share	$73.74
Institutional 3 Class
Net assets	$446,103,103
Shares outstanding	6,028,319
Net asset value per share	$74.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2021	13

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$17,922,326
Dividends — affiliated issuers	43,414
Interfund lending	18
Foreign taxes withheld	(666,579)
Total income	17,299,179
Expenses:
Management services fees	22,485,851
Distribution and/or service fees
Class A	1,579,480
Class C	2,218,342
Transfer agent fees
Class A	715,296
Advisor Class	156,022
Class C	251,380
Institutional Class	1,451,516
Institutional 2 Class	117,300
Institutional 3 Class	21,707
Compensation of board members	50,477
Custodian fees	52,461
Printing and postage fees	111,510
Registration fees	162,963
Audit fees	30,280
Legal fees	49,309
Compensation of chief compliance officer	804
Other	127,157
Total expenses	29,581,855
Expense reduction	(100)
Total net expenses	29,581,755
Net investment loss	(12,282,576)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	146,441,645
Investments — affiliated issuers	(2,123)
Foreign currency translations	31,706
Net realized gain	146,471,228
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	648,464,618
Investments — affiliated issuers	(3,742)
Foreign currency translations	(2,035)
Net change in unrealized appreciation (depreciation)	648,458,841
Net realized and unrealized gain	794,930,069
Net increase in net assets resulting from operations	$782,647,493
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment loss	$(12,282,576)	$(4,128,969)
Net realized gain	146,471,228	21,720,892
Net change in unrealized appreciation (depreciation)	648,458,841	802,070,496
Net increase in net assets resulting from operations	782,647,493	819,662,419
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,485,992)	(4,605,844)
Advisor Class	(1,354,857)	(1,822,101)
Class C	(2,302,759)	(2,208,992)
Institutional Class	(12,661,305)	(9,429,215)
Institutional 2 Class	(2,045,536)	(1,575,535)
Institutional 3 Class	(3,255,656)	(1,606,482)
Total distributions to shareholders	(27,106,105)	(21,248,169)
Increase (decrease) in net assets from capital stock activity	(85,497,066)	224,777,413
Total increase in net assets	670,044,322	1,023,191,663
Net assets at beginning of year	2,557,340,487	1,534,148,824
Net assets at end of year	$3,227,384,809	$2,557,340,487
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,601,093	151,912,989	4,356,512	178,495,166
Distributions reinvested	85,071	4,843,078	106,890	4,165,510
Redemptions	(2,329,655)	(136,127,504)	(3,523,501)	(139,881,683)
Net increase	356,509	20,628,563	939,901	42,778,993
Advisor Class
Subscriptions	779,152	48,269,560	1,560,575	65,300,377
Distributions reinvested	21,781	1,313,805	43,649	1,798,769
Redemptions	(2,847,580)	(158,868,584)	(1,114,629)	(47,863,726)
Net increase (decrease)	(2,046,647)	(109,285,219)	489,595	19,235,420
Class C
Subscriptions	527,979	27,251,116	1,211,122	43,458,749
Distributions reinvested	42,629	2,141,276	54,824	1,901,302
Redemptions	(1,013,612)	(52,557,189)	(1,191,915)	(43,612,274)
Net increase (decrease)	(443,004)	(23,164,797)	74,031	1,747,777
Institutional Class
Subscriptions	3,824,124	232,020,778	7,359,464	306,404,315
Distributions reinvested	155,026	9,222,520	161,123	6,548,057
Redemptions	(5,045,996)	(313,649,025)	(5,442,321)	(221,279,417)
Net increase (decrease)	(1,066,846)	(72,405,727)	2,078,266	91,672,955
Institutional 2 Class
Subscriptions	949,181	59,312,190	1,782,387	76,031,900
Distributions reinvested	33,666	2,045,536	37,955	1,574,736
Redemptions	(1,026,308)	(64,203,980)	(1,980,600)	(84,934,948)
Net decrease	(43,461)	(2,846,254)	(160,258)	(7,328,312)
Institutional 3 Class
Subscriptions	3,117,845	196,817,802	3,667,204	162,600,947
Distributions reinvested	53,263	3,246,413	38,597	1,606,417
Redemptions	(1,572,241)	(98,487,847)	(1,977,007)	(87,536,784)
Net increase	1,598,867	101,576,368	1,728,794	76,670,580
Total net increase (decrease)	(1,644,582)	(85,497,066)	5,150,329	224,777,413
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Annual Report 2021

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Columbia Global Technology Growth Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2021	$52.81	(0.34)	17.02	16.68	(0.53)	(0.53)
Year Ended 8/31/2020	$35.69	(0.14)	17.76	17.62	(0.50)	(0.50)
Year Ended 8/31/2019	$36.28	(0.05)	1.10	1.05	(1.64)	(1.64)
Year Ended 8/31/2018	$28.59	(0.11)	8.86	8.75	(1.06)	(1.06)
Year Ended 8/31/2017	$21.19	(0.08)	7.56	7.48	(0.08)	(0.08)
Advisor Class
Year Ended 8/31/2021	$55.95	(0.20)	18.04	17.84	(0.60)	(0.60)
Year Ended 8/31/2020	$37.69	(0.04)	18.80	18.76	(0.50)	(0.50)
Year Ended 8/31/2019	$38.21	0.04	1.16	1.20	(1.72)	(1.72)
Year Ended 8/31/2018	$30.05	(0.02)	9.31	9.29	(1.13)	(1.13)
Year Ended 8/31/2017	$22.21	(0.02)	7.94	7.92	(0.08)	(0.08)
Class C
Year Ended 8/31/2021	$46.75	(0.69)	14.98	14.29	(0.53)	(0.53)
Year Ended 8/31/2020	$31.88	(0.40)	15.77	15.37	(0.50)	(0.50)
Year Ended 8/31/2019	$32.54	(0.27)	0.99	0.72	(1.38)	(1.38)
Year Ended 8/31/2018	$25.78	(0.32)	7.97	7.65	(0.89)	(0.89)
Year Ended 8/31/2017	$19.26	(0.24)	6.84	6.60	(0.08)	(0.08)
Institutional Class
Year Ended 8/31/2021	$55.18	(0.20)	17.79	17.59	(0.60)	(0.60)
Year Ended 8/31/2020	$37.17	(0.04)	18.55	18.51	(0.50)	(0.50)
Year Ended 8/31/2019	$37.72	0.03	1.15	1.18	(1.73)	(1.73)
Year Ended 8/31/2018	$29.68	(0.03)	9.20	9.17	(1.13)	(1.13)
Year Ended 8/31/2017	$21.94	(0.02)	7.84	7.82	(0.08)	(0.08)
Institutional 2 Class
Year Ended 8/31/2021	$56.36	(0.17)	18.18	18.01	(0.63)	(0.63)
Year Ended 8/31/2020	$37.94	(0.01)	18.93	18.92	(0.50)	(0.50)
Year Ended 8/31/2019	$38.45	0.06	1.18	1.24	(1.75)	(1.75)
Year Ended 8/31/2018	$30.23	(0.00)(d)	9.37	9.37	(1.15)	(1.15)
Year Ended 8/31/2017	$22.33	0.01	7.97	7.98	(0.08)	(0.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Technology Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2021	$68.96	31.80%	1.18%	1.18%(c)	(0.57%)	18%	$733,206
Year Ended 8/31/2020	$52.81	49.88%	1.22%	1.22%(c)	(0.35%)	12%	$542,684
Year Ended 8/31/2019	$35.69	4.08%	1.24%	1.24%	(0.16%)	40%	$333,217
Year Ended 8/31/2018	$36.28	31.32%	1.25%	1.25%(c)	(0.33%)	28%	$372,730
Year Ended 8/31/2017	$28.59	35.41%	1.32%	1.32%(c)	(0.33%)	40%	$228,598
Advisor Class
Year Ended 8/31/2021	$73.19	32.12%	0.93%	0.93%(c)	(0.32%)	18%	$149,110
Year Ended 8/31/2020	$55.95	50.26%	0.97%	0.97%(c)	(0.10%)	12%	$228,489
Year Ended 8/31/2019	$37.69	4.33%	0.99%	0.99%	0.11%	40%	$135,472
Year Ended 8/31/2018	$38.21	31.65%	1.01%	1.01%(c)	(0.05%)	28%	$104,061
Year Ended 8/31/2017	$30.05	35.77%	1.07%	1.07%(c)	(0.06%)	40%	$13,629
Class C
Year Ended 8/31/2021	$60.51	30.80%	1.93%	1.93%(c)	(1.32%)	18%	$242,186
Year Ended 8/31/2020	$46.75	48.77%	1.97%	1.97%(c)	(1.10%)	12%	$207,808
Year Ended 8/31/2019	$31.88	3.31%	1.99%	1.99%	(0.90%)	40%	$139,366
Year Ended 8/31/2018	$32.54	30.31%	2.00%	2.00%(c)	(1.08%)	28%	$139,590
Year Ended 8/31/2017	$25.78	34.39%	2.07%	2.07%(c)	(1.08%)	40%	$92,158
Institutional Class
Year Ended 8/31/2021	$72.17	32.11%	0.93%	0.93%(c)	(0.32%)	18%	$1,418,896
Year Ended 8/31/2020	$55.18	50.29%	0.97%	0.97%(c)	(0.10%)	12%	$1,143,613
Year Ended 8/31/2019	$37.17	4.32%	0.99%	0.99%	0.09%	40%	$693,232
Year Ended 8/31/2018	$37.72	31.64%	1.00%	1.00%(c)	(0.09%)	28%	$686,134
Year Ended 8/31/2017	$29.68	35.75%	1.07%	1.07%(c)	(0.08%)	40%	$398,021
Institutional 2 Class
Year Ended 8/31/2021	$73.74	32.20%	0.87%	0.87%	(0.26%)	18%	$237,884
Year Ended 8/31/2020	$56.36	50.35%	0.90%	0.90%	(0.03%)	12%	$184,262
Year Ended 8/31/2019	$37.94	4.42%	0.92%	0.92%	0.17%	40%	$130,115
Year Ended 8/31/2018	$38.45	31.73%	0.93%	0.93%	(0.00%)(d)	28%	$101,134
Year Ended 8/31/2017	$30.23	35.84%	0.98%	0.98%	0.02%	40%	$45,747
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2021	$56.55	(0.14)	18.25	18.11	(0.66)	(0.66)
Year Ended 8/31/2020	$38.04	0.01	19.00	19.01	(0.50)	(0.50)
Year Ended 8/31/2019	$38.55	0.08	1.18	1.26	(1.77)	(1.77)
Year Ended 8/31/2018	$30.31	0.01	9.39	9.40	(1.16)	(1.16)
Year Ended 8/31/2017	$22.37	0.03	7.99	8.02	(0.08)	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Technology Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2021	$74.00	32.27%	0.82%	0.82%	(0.21%)	18%	$446,103
Year Ended 8/31/2020	$56.55	50.46%	0.85%	0.85%	0.02%	12%	$250,485
Year Ended 8/31/2019	$38.04	4.47%	0.87%	0.87%	0.22%	40%	$102,746
Year Ended 8/31/2018	$38.55	31.77%	0.88%	0.88%	0.03%	28%	$64,995
Year Ended 8/31/2017	$30.31	35.96%	0.93%	0.93%	0.10%	40%	$40,899
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2021	21

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Global Technology Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Global Technology Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2021, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. Prior to July 1, 2021, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.87% to 0.77% as the Funds’s net assets increased. The effective management services fee rate for the year ended August 31, 2021 was 0.80% of the Fund’s average daily net assets.
24	Columbia Global Technology Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $100.
Columbia Global Technology Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,417,563
Class C	—	1.00(b)	10,430

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.38%	1.38%
Advisor Class	1.13	1.13
Class C	2.13	2.13
Institutional Class	1.13	1.13
Institutional 2 Class	1.07	1.06
Institutional 3 Class	1.02	1.01
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated
26	Columbia Global Technology Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, net operating loss reclassification, earnings and profits distributed to shareholders on the redemption of shares and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
12,233,651	(19,836,516)	7,602,865
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,579,075	24,527,030	27,106,105	—	21,248,169	21,248,169
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
30,047,762	78,628,929	—	1,992,494,442
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,232,990,590	2,006,176,822	(13,682,380)	1,992,494,442
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Global Technology Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $510,537,852 and $612,715,921, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	900,000	0.73	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
28	Columbia Global Technology Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2021, two unaffiliated shareholders of record owned 25.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.1% of the outstanding shares of the Fund in one or more accounts. Subscription and
Columbia Global Technology Growth Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
August 31, 2021
redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Global Technology Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Technology Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Technology Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Technology Growth Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
91.37%	88.86%	$107,048,946
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Global Technology Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Global Technology Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Global Technology Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Global Technology Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Global Technology Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Global Technology Growth Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Technology Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
38	Columbia Global Technology Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Columbia Global Technology Growth Fund | Annual Report 2021	39

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund
40	Columbia Global Technology Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. The Board also considered the benefits of the proposed additional breakpoints to the Fund’s current fee rate schedule (the Proposed Additional Breakpoints).
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. In this regard, the Board noted the Proposed Additional Breakpoints.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Global Technology Growth Fund | Annual Report 2021	41

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Columbia Global Technology Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN234_08_L01_(10/21)

Annual Report
August 31, 2021
Multi-Manager Total Return Bond Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Total Return Bond Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Daniel Conklin, CFA
PGIM, Inc.
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Voya Investment Management Co. LLC
Matthew Toms, CFA
Randall Parrish, CFA
David Goodson
Average annual total returns (%) (for the period ended August 31, 2021)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	1.36	3.45	3.34
Institutional 3 Class*	12/18/19	1.37	3.43	3.33
Bloomberg U.S. Aggregate Bond Index		-0.08	3.11	3.06
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Total Return Bond Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2021)
Asset-Backed Securities — Non-Agency	11.4
Commercial Mortgage-Backed Securities - Agency	0.7
Commercial Mortgage-Backed Securities - Non-Agency	5.4
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	31.2
Foreign Government Obligations	2.4
Inflation-Indexed Bonds	0.1
Money Market Funds	8.0
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	16.2
Residential Mortgage-Backed Securities - Non-Agency	4.1
Senior Loans	0.6
Treasury Bills	2.8
U.S. Government & Agency Obligations	0.1
U.S. Treasury Obligations	16.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2021)
AAA rating	43.5
AA rating	12.2
A rating	11.8
BBB rating	19.6
BB rating	5.4
B rating	2.5
CCC rating	0.8
CC rating	0.2
C rating	0.0(a)
D rating	0.0(a)
Not rated	4.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change,

4	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Fund at a Glance   (continued)
including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	445.1	(345.1)	100.0
Total Notional Market Value of Derivative Contracts	445.1	(345.1)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
The Fund is currently managed by four independent money management firms, and each invests a portion of the portfolio’s assets. As of August 31, 2021, Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc. (PGIM), TCW Investment Management Company LLC (TCW) and Voya Investment Management Co. LLC (Voya) managed approximately 20.83%, 26.91%, 26.87% and 25.39% of the portfolio, respectively.
For the 12-month period that ended August 31, 2021, the Fund’s Institutional shares returned 1.36%. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.08% over the same time period.
Market overview
The 12-month reporting period was characterized by strong investor sentiment and a heightened appetite for risk, supported by the Federal Reserve’s programs to improve liquidity and price stability and economic data that indicated the economy appeared more resilient to COVID-19 than many thought. The rollout of COVID-19 vaccines, President Biden’s $1.9 trillion stimulus package, a $900 billion aid bill and anticipation of the Biden administration’s infrastructure bill fueled growth expectations in late 2020 and early 2021. Further, the Fed remained accommodative through the period, keeping short-term interest rates anchored. Longer dated rates increased in response to economic activity and expectations about forward looking growth. The strong global rebound from the depths of the pandemic continued throughout the reporting period as economies responded to the unprecedented monetary and fiscal stimulus programs. Shifts in the prospects for growth and inflation kicked off a massive reflation trade in bond markets, which caused the U.S Treasury yield curve to steepen over the reporting period.
Due to the robust risk sentiment in the market, many fixed-income sectors experienced spread compression during the period as investors sought opportunities to own assets at attractive levels. Riskier assets fared the best during the period while many higher quality sectors still outperformed risk-free assets. Corporate bond excess returns were superior to assets such as commercial mortgage-backed securities, asset backed securities or mortgage-backed securities. Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of the vaccines, better-than-expected corporate earnings, and surging growth in the U.S., Europe, and some emerging market economies. The U.S. investment-grade corporate market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. Meanwhile, agency mortgage-backed securities (MBS) spreads tightened on the back of ongoing Fed buying and bank purchases.
Loomis Sayles
Our portion of the Fund outperformed the benchmark during the 12-month period that ended August 31, 2021.
Notable contributors in our portion of the Fund during the period
•	Our portion of the Fund favored spread sectors during a period in which risk assets outperformed risk-free assets such as U.S. Treasury securities. Our portion of the Fund outperformed the benchmark during the period as it was tilted into risk sectors which fared well during the period.
○	In particular, our portion of the Fund favored areas such as corporate bonds and securitized credit, while maintaining a defensive position in areas such as agency MBS.
○	Allocation and issue selection within corporate bonds provided the largest benefit to performance.
○	Allocation decisions within securitized credit and securitized agency also positively impacted performance.
Notable detractors in our portion of the Fund during the period
•	Though allocation decisions had a positive impact, issue selections in securitized areas detracted during the period.
•	Similarly, while agency CMBS holdings positively impacted performance due to allocation decisions, issue selection detracted. The same impacts were observed in non-agency CMBS during the period.
6	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Our portion of the Fund also experienced some negative selection in collateralized mortgages obligations, as these securities did not keep up with similar securities.
Derivatives usage in our portion of the Fund
Our portion of the Fund used interest rate futures to manage duration and yield curve positioning. The impact of these instruments on performance in our portion of the Fund was negligible.
PGIM
Our portion of the Fund significantly outperformed the benchmark during the 12-month period ended August 31, 2021.
Notable contributors in our portion of the Fund during the period
•	Overall sector allocation contributed to performance in our portion of the Fund, particularly overweights in high yield, collateralized loan obligations (CLOs), CMBS, municipal bonds and investment-grade corporate bonds.
•	Overall security selection was also a strong contributor for the period, particularly positioning in investment-grade corporate bonds, emerging markets, non agency MBS and high yield.
•	Within credit, positioning in foreign non-corporates, aerospace & defense and upstream energy added to performance.
•	From a specific issuer perspective, overweights to Bombardier, Petroleos Mexicanos and ONEOK were amongst the largest contributors to performance.
Notable detractors in our portion of the Fund during the period
•	Although overall security selection was positive, positioning in municipal bonds and CLOs hurt performance slightly for the period.
•	Within credit, positioning in consumer non-cyclical, finance companies and education revenue municipal bonds detracted from performance in our portion of the Fund.
•	With regard to specific issuers, overweights to Citigroup, Argentina and CF Industries weighed on performance.
•	We positioned our portion of the Fund in a curve flattener stance, which hurt performance as the yield curve steepened over the period.
Derivatives usage in our portion of the Fund
Our portion of the Fund used Treasury futures and interest rate swaps during the period, mainly for hedging and duration/yield curve management. Over the one-year period, Treasury Futures added to performance while swaps had a negligible impact.
TCW
Our portion of the Fund outperformed the benchmark during the 12-month period that ended August 31, 2021.
Notable contributors in our portion of the Fund during the period
•	Favorable issue selection among investment-grade corporate bonds was particularly beneficial during the reporting period, as credit holdings in our portion of the Fund maintained a higher average yield than those in the benchmark.
•	Further contributions came from an emphasis on top performing wirelines, healthcare, and finance companies.
•	Within the securitized sector, legacy non-agency MBS holdings led, as the sector benefited from the ongoing strength in housing with the added bonus of being mostly floating rate amid the rise in yields.
•	Asset-backed securities were sustained in part by the progress in the labor markets, with positive contributions led by floating rate government guaranteed student loans.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
•	The Fund’s yield curve positioning was underweight the intermediate part of the curve, and was marginally additive during the period.
Notable detractors in our portion of the Fund during the period
•	An overall underweight to corporate credit detracted from performance as spreads compressed for the sector given the backdrop of solid investor demand and improving macroeconomic data.
•	An overweight to agency MBS held back returns in our portion of the Fund as the sector trailed Treasuries on a duration-adjusted basis.
Derivative usage in our portion of the Fund
Treasury futures were held during the year as a method of managing duration. Our portion of the Fund had a position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap given an attractive yield premium, though as the value proposition became less appealing to us, the position was exited.
Voya
Our portion of the Fund outperformed the benchmark for the 12-month period that ended August 31, 2021.
Notable contributors in our portion of the Fund during the period
•	Security selection and sector allocation decisions drove strong performance for the reporting period.
•	Relative to sector allocation, an underweight to U.S. Treasuries in favor of non-government sectors in our portion of the Fund added to returns, with corporate bond allocations to both high yield and investment grade adding nicely to performance as spreads narrowed given supportive monetary and fiscal regimes.
•	Within the securitized sector, our decision to hold an overweight in CMBS and allocate to the off-benchmark sector non-agency residential mortgage-backed securities added to performance as these sectors continued to respond positively to the breadth of the economic recovery.
•	An underweight to agency MBS also added to performance. We increased this underweight position in the second quarter of 2021, given ongoing headwinds. This decision added to performance as the sector trailed with interest rate volatility and the growing speculation of a tapering in Fed purchases weighing on the sector.
•	Relative to security selection, CMBS was the largest contributor. Our more credit-sensitive investments benefited from the cyclical rebound and further declines in CMBS delinquency rates.
•	Security selection within ABS also added to performance, which included higher yielding CLOs.
Notable detractors in our portion of the Fund during the period
•	Duration positioning detracted from performance for the 12-month reporting period. At the beginning of the 12-month reporting period, we held a neutral duration position relative to the benchmark. In March 2021, we shifted to a short duration position with an expectation of further steepening in the curve. We believed that the momentum on the deployment of COVID-19 vaccines supported above trend growth, and we expected to see an increase in longer dated yields, with more muted reactions in shorter dated Treasuries, which would result in a steeper Treasury curve. While the shorter duration position added to performance in the first quarter of 2021, this was offset in the second quarter of 2021 as long rates declined and the yield curve flattened in response to the Fed’s quarterly economic projections.
Derivative usage in our portion of the Fund
Our portion of the Fund used interest rate futures to hedge duration. The impact of these instruments on performance in our portion of the Fund was minimal.
8	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,021.30	1,022.98	2.52	2.53	0.49
Institutional 3 Class	1,000.00	1,000.00	1,020.40	1,023.19	2.32	2.32	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 12.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a)
Series 2021-B Class A
08/15/2026	1.030%	2,510,000	2,513,013
AGL CLO 11 Ltd.(a),(b)
Series 2021-11A Class AJ
3-month USD LIBOR + 1.350% Floor 1.350% 04/15/2034	1.800%	12,200,000	12,213,798
AGL CLO 12 Ltd.(a),(b)
Series 2021-12A Class C
3-month USD LIBOR + 1.850% Floor 1.850% 07/20/2034	1.980%	1,000,000	1,000,697
AIG CLO(a),(b)
Series 2021-1A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/22/2034	1.934%	1,750,000	1,751,113
AIG CLO Ltd.(a),(b),(c)
Series 2021-2A Class A
3-month USD LIBOR + 1.170% Floor 1.170% 07/20/2034	1.470%	6,950,000	6,950,681
AIMCO CLO 11 Ltd.(a),(b)
Series 2020-11A Class A
3-month USD LIBOR + 1.380% Floor 1.380% 10/15/2031	1.506%	2,000,000	2,001,568
Allegany Park CLO Ltd.(a),(b)
Series 2019-1A Class A
3-month USD LIBOR + 1.330% Floor 1.330% 01/20/2033	1.464%	3,870,000	3,874,702
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 06/13/2031	1.226%	7,500,000	7,500,075
American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class C
12/12/2025	2.690%	3,060,000	3,089,575
Subordinated Series 2020-2 Class B
09/13/2024	2.480%	850,000	858,174
Subordinated Series 2020-4 Class C
12/14/2026	1.310%	2,830,000	2,858,153
Subordinated Series 2021-1 Class B
03/13/2025	0.610%	85,000	84,988
Subordinated Series 2021-3 Class B
02/13/2026	0.660%	2,430,000	2,428,825
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AmeriCredit Automobile Receivables Trust
Series 2019-2 Class B
07/18/2024	2.540%	6,060,000	6,168,803
Series 2020-1 Class D
12/18/2025	1.800%	950,000	970,769
Series 2020-2 Class D
03/18/2026	2.130%	500,000	513,730
Series 2021-2 Class B
01/19/2027	0.690%	2,380,000	2,384,293
Subordinated Series 2017-1 Class D
01/18/2023	3.130%	1,506,122	1,514,076
Subordinated Series 2019-1 Class D
03/18/2025	3.620%	2,250,000	2,361,844
Subordinated Series 2019-3 Class C
07/18/2025	2.320%	1,650,000	1,694,946
Subordinated Series 2019-3 Class D
09/18/2025	2.580%	1,450,000	1,505,831
Subordinated Series 2020-2 Class B
02/18/2026	0.970%	540,000	543,417
Subordinated Series 2020-3 Class C
08/18/2026	1.060%	1,385,000	1,396,949
Subordinated Series 2021-2 Class C
01/19/2027	1.010%	2,905,000	2,916,208
AMMC CLO Ltd.(a),(b)
Series 2020-23A Class A1L
3-month USD LIBOR + 1.400% 10/17/2031	1.534%	6,400,000	6,402,106
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.250% 10/13/2030	1.379%	5,250,000	5,254,499
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% 04/20/2031	1.194%	6,400,000	6,400,160
Apidos CLO XXIV(a),(b)
Series 2016-24A
3-month USD LIBOR + 2.050% Floor 2.050% 10/20/2030	2.184%	2,900,000	2,900,017
Apidos CLO XXXII(a),(b)
Series 2019-32A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 01/20/2033	1.454%	3,000,000	3,002,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXXIII(a),(b)
Series 2020-33A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 07/24/2031	1.825%	1,450,000	1,450,000
Applebee’s Funding LLC/IHOP Funding LLC(a)
Series 2019-1A Class A2I
06/07/2049	4.194%	1,042,125	1,060,235
Series 2019-1A Class AII
06/07/2049	4.723%	496,250	525,784
Aqua Finance Trust(a)
Series 2020-AA Class A
07/17/2046	1.900%	1,495,862	1,513,159
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	1.406%	2,250,000	2,248,735
Atrium XII(a),(b)
Series 2012A Class AR
3-month USD LIBOR + 0.830% 04/22/2027	0.968%	13,508,039	13,514,644
Atrium XIII(a),(b)
Series 2013A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 11/21/2030	1.318%	2,500,000	2,501,977
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2016-2A Class A
11/20/2022	2.720%	3,350,000	3,361,057
Series 2017-2A Class A
03/20/2024	2.970%	750,000	776,045
Series 2020-1A Class A
08/20/2026	2.330%	115,000	120,378
Series 2020-2A Class A
02/20/2027	2.020%	1,600,000	1,650,452
Bain Capital Credit CLO Ltd.(a),(b)
Series 2019-3A Class A
3-month USD LIBOR + 1.340% Floor 1.340% 10/21/2032	1.474%	20,000,000	20,028,840
Ballyrock CLO Ltd.(a),(b)
Series 2020-2A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 10/20/2031	1.529%	26,500,000	26,511,315
Bardot CLO Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.650% Floor 1.650% 10/22/2032	1.788%	5,000,000	5,003,365
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barings CLO Ltd.(a),(b)
Series 2020-1A Class A1
3-month USD LIBOR + 1.400% 10/15/2032	1.526%	3,000,000	3,001,602
Series 2020-2A Class A1
3-month USD LIBOR + 1.290% Floor 1.290% 10/15/2033	3.000%	10,000,000	10,002,590
Series 2020-4A Class A
3-month USD LIBOR + 1.220% Floor 1.220% 01/20/2032	1.354%	6,500,000	6,501,001
Benefit Street Partners CLO X Ltd.(a),(b)
Series 2016-10A Class BRR
3-month USD LIBOR + 2.150% Floor 2.150% 04/20/2034	2.338%	2,810,000	2,803,270
Benefit Street Partners CLO XIX Ltd.(a),(b)
Series 2019-19A Class A
3-month USD LIBOR + 1.350% Floor 1.350% 01/15/2033	1.476%	4,500,000	4,503,820
Benefit Street Partners CLO XVIII Ltd.(a),(b)
Series 2019-18A Class A
3-month USD LIBOR + 1.340% 10/15/2032	1.466%	5,500,000	5,504,587
Benefit Street Partners CLO XXI Ltd.(a),(b)
Series 2020-21A Class A1
3-month USD LIBOR + 1.700% Floor 1.700% 07/15/2031	1.826%	10,000,000	10,007,200
Betony CLO 2 Ltd.(a),(b)
Series 2018-1A Class A1
3-month USD LIBOR + 1.080% 04/30/2031	1.209%	3,000,000	3,001,128
BlueMountain CLO Ltd.(a),(b)
Series 2012-2A Class AR2
3-month USD LIBOR + 1.050% Floor 1.050% 11/20/2028	1.181%	3,847,981	3,848,862
Series 2016-2A Class A1R
3-month USD LIBOR + 1.310% Floor 1.310% 08/20/2032	1.465%	7,000,000	7,001,918
BlueMountain CLO XXVIII Ltd.(a),(b)
Series 2021-28A Class C
3-month USD LIBOR + 2.000% Floor 2.000% 04/15/2034	2.126%	1,300,000	1,297,938

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BlueMountain CLO XXXI Ltd.(a),(b)
Series 2021-31A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 04/19/2034	2.000%	3,600,000	3,604,086
Bojangles Issuer LLC(a)
Series 2020-1A Class A2
10/20/2050	3.832%	1,600,000	1,677,064
Broad River BSL Funding CLO Ltd.(a),(b)
Series 2020-1A Class AR
3-month USD LIBOR + 1.170% Floor 1.170% 07/20/2034	1.304%	2,090,000	2,091,175
Canyon Capital CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2032	1.226%	17,500,000	17,506,090
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	1.274%	2,231,000	2,233,039
CARDS II Trust(a)
Subordinated Series 2021-1A Class B
04/15/2027	0.931%	2,850,000	2,841,641
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A1AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2030	1.226%	3,975,454	3,975,541
Series 2014-3RA Class A1A
3-month USD LIBOR + 1.050% 07/27/2031	1.179%	21,572,361	21,577,431
Series 2016-1A Class A1R2
3-month USD LIBOR + 1.140% Floor 1.140% 04/20/2034	1.274%	6,000,000	6,005,880
Carlyle US CLO Ltd.(a),(b)
Series 2017-2A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 07/20/2031	1.734%	2,100,000	2,100,567
Series 2017-2A Class AJR
3-month USD LIBOR + 1.400% Floor 1.400% 07/20/2031	1.534%	5,400,000	5,401,885
Series 2020-1A Class BR
3-month USD LIBOR + 2.000% Floor 2.000% 07/20/2034	2.134%	1,250,000	1,250,924
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carmax Auto Owner Trust
Series 2019-2 Class C
02/18/2025	3.160%	3,270,000	3,392,602
Carvana Auto Receivables Trust
Series 2021-N2 Class B
03/10/2028	0.750%	1,365,000	1,361,760
CBAM Ltd.(a),(b)
Series 2019-11A Class A1
3-month USD LIBOR + 1.360% Floor 1.360% 10/20/2032	1.494%	10,000,000	10,005,650
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% 04/25/2039	0.814%	606,900	609,653
CIFC Funding IV Ltd.(a),(b)
Series 2015-4A Class BR2
3-month USD LIBOR + 1.900% Floor 1.900% 04/20/2034	2.034%	6,300,000	6,302,003
CIFC Funding Ltd.(a),(b)
Series 2017-5A Class A1
3-month USD LIBOR + 1.180% 11/16/2030	1.314%	3,000,000	3,001,830
Series 2018-1A Class A
3-month USD LIBOR + 1.000% 04/18/2031	1.134%	5,000,000	5,000,320
Series 2019-6A Class A1
3-month USD LIBOR + 1.330% Floor 1.330% 01/16/2033	1.456%	2,900,000	2,902,236
Series 2019-6A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/16/2033	1.876%	2,000,000	2,004,328
Series 2020-1A Class A1R
3-month USD LIBOR + 1.150% Floor 1.150% 07/15/2036	1.261%	8,650,000	8,653,226
CIFC Funding Ltd.(a),(b),(c)
Series 2020-2A Class AR
1-month USD LIBOR + 1.170% Floor 1.170% 10/20/2034	2.000%	5,634,000	5,634,000
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% Floor 0.300% 06/25/2042	0.447%	549,553	506,358

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonbond Student Loan Trust(a)
Series 2018-CGS Class B
02/25/2046	4.250%	283,978	298,887
Series 2020-AGS Class A
08/25/2050	1.980%	1,704,060	1,724,040
Credit Acceptance Auto Loan Trust(a)
Series 2019-3A Class A
11/15/2028	2.380%	3,925,000	3,985,594
Series 2020-2A Class A
07/16/2029	1.370%	2,305,000	2,329,405
Series 2020-3A Class B
12/17/2029	1.770%	2,105,000	2,142,084
Series 2021-3A Class A
05/15/2030	1.000%	2,125,000	2,131,882
DB Master Finance LLC(a)
Series 2017-1A Class A2II
11/20/2047	4.030%	1,206,250	1,280,109
Series 2019-1A Class A23
05/20/2049	4.352%	1,176,000	1,290,433
Series 2019-1A Class A2II
05/20/2049	4.021%	637,000	668,510
Diamond Resorts Owner Trust(a)
Series 2018-1 Class A
01/21/2031	3.700%	1,336,656	1,380,509
Domino’s Pizza Master Issuer LLC(a)
Series 2018-1A Class A2I
07/25/2048	4.116%	1,458,750	1,510,754
Series 2021-1A Class A2II
04/25/2051	3.151%	3,192,000	3,398,139
Donlen Fleet Lease Funding 2 LLC(a)
Series 2021-2 Class A2
12/11/2034	0.560%	4,760,000	4,766,326
Drive Auto Receivables Trust
Series 2019-3 Class B
02/15/2024	2.650%	876,632	877,962
Subordinated Series 2020-2 Class B
03/17/2025	1.420%	2,200,000	2,213,268
Subordinated Series 2021-1 Class B
07/15/2025	0.650%	2,425,000	2,429,981
Subordinated Series 2021-2 Class B
12/15/2025	0.580%	3,255,000	3,254,348
Driven Brands Funding LLC(a)
Series 2019-1A Class A2
04/20/2049	4.641%	1,755,000	1,906,381
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class CR
3-month USD LIBOR + 2.000% Floor 2.000% 07/17/2034	2.134%	3,000,000	3,002,766
Dryden CLO Ltd.(a),(b)
Series 2019-75A Class AR2
3-month USD LIBOR + 1.040% Floor 1.040% 04/15/2034	1.166%	4,000,000	4,003,908
Series 2019-75A Class CR2
3-month USD LIBOR + 1.800% Floor 1.800% 04/15/2034	1.926%	5,000,000	4,995,895
Series 2020-78A Class A
3-month USD LIBOR + 1.180% Floor 1.180% 04/17/2033	1.314%	5,000,000	5,004,755
DT Auto Owner Trust(a)
Series 2019-2A Class C
02/18/2025	3.180%	2,129,523	2,152,358
Series 2020-2A Class C
03/16/2026	3.280%	1,055,000	1,102,485
Series 2021-1A Class B
09/15/2025	0.620%	60,000	60,001
Series 2021-2A Class B
01/15/2027	0.810%	1,795,000	1,800,495
Subordinated Series 2019-1A Class C
11/15/2024	3.610%	1,217,300	1,225,402
Eaton Vance CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2031	1.226%	4,670,000	4,675,319
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	0.884%	4,034,186	4,061,732
Educational Funding of the South, Inc.(b)
Series 2011-1 Class A2
3-month USD LIBOR + 0.650% Floor 0.650% 04/25/2035	0.775%	1,232,387	1,242,247
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	1.434%	1,908,261	1,932,493

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Elevation CLO Ltd.(a),(b)
Series 2014-2A Class A1R
3-month USD LIBOR + 1.230% 10/15/2029	1.356%	4,000,000	4,000,436
Series 2017-7A Class A
3-month USD LIBOR + 1.220% 07/15/2030	1.346%	4,750,000	4,750,161
ELFI Graduate Loan Program LLC(a)
Series 2019-A Class A
03/25/2044	2.540%	1,225,528	1,263,551
Series 2019-A Class B
03/25/2044	2.940%	706,301	732,442
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 02/15/2029	1.825%	16,535,596	16,549,470
Elmwood CLO II Ltd.(a),(b)
Series 2019-2A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 04/20/2034	1.284%	27,250,000	27,281,174
Elmwood CLO IX Ltd.(a),(b)
Series 2021-2A Class A
3-month USD LIBOR + 1.130% Floor 1.130% 07/20/2034	1.269%	3,500,000	3,503,332
Elmwood CLO VII Ltd.(a),(b)
Series 2020-4A Class A
3-month USD LIBOR + 1.390% Floor 1.390% 01/17/2034	1.524%	2,000,000	2,013,316
Exeter Automobile Receivables Trust(a)
Series 2020-1A Class B
04/15/2024	2.260%	785,663	787,926
Series 2020-2A Class A
08/15/2023	1.130%	116,826	116,863
Series 2020-2A Class C
05/15/2025	3.280%	1,400,000	1,434,839
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class C
07/15/2025	1.320%	4,900,000	4,936,313
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	400,000	405,685
Subordinated Series 2021-1A Class B
02/18/2025	0.500%	1,960,000	1,961,377
Subordinated Series 2021-2A Class B
09/15/2025	0.570%	2,080,000	2,082,531
Subordinated Series 2021-3A Class B
01/15/2026	0.690%	2,640,000	2,642,991
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flagship Credit Auto Trust(a)
Series 2020-2 Class C
04/15/2026	3.800%	235,000	244,969
Subordinated Series 2018-2 Class B
05/15/2023	3.560%	105,462	105,581
Subordinated Series 2018-4 Class B
10/16/2023	3.880%	1,099,988	1,106,706
Subordinated Series 2020-1 Class B
02/17/2025	2.050%	1,445,000	1,471,670
Subordinated Series 2020-4 Class C
02/16/2027	1.280%	585,000	589,871
Subordinated Series 2021-2 Class B
06/15/2027	0.930%	1,800,000	1,800,730
Subordinated Series 2021-3 Class B
07/15/2027	0.950%	1,325,000	1,328,723
Flatiron CLO 21 Ltd.(a),(b)
Series 2021-1A Class C
3-month USD LIBOR + 1.850% Floor 1.850% 07/19/2034	2.001%	2,000,000	1,990,080
Ford Credit Auto Owner Trust(a)
Series 2017-2 Class A
03/15/2029	2.360%	7,075,000	7,226,226
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	7,662,269
Series 2021-1 Class A
10/17/2033	1.370%	3,415,000	3,451,516
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	1,118,542	1,139,823
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2018-3A Class B
08/15/2023	3.780%	873,782	877,156
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	1,890,000	1,923,222
Subordinated Series 2020-4A Class C
11/17/2025	1.140%	1,540,000	1,549,674
Subordinated Series 2021-1A Class B
04/15/2025	0.820%	1,990,000	1,988,842
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 Class A3
12/16/2024	1.490%	940,000	949,610
GMF Floorplan Owner Revolving Trust(a)
Series 2020-1 Class A
08/15/2025	0.680%	1,115,000	1,120,585

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% Floor 0.450% 08/25/2042	0.579%	694,045	650,528
GoodLeap Sustainable Home Solutions Trust(a)
Series 2021-3CS Class A
05/20/2048	2.100%	3,603,589	3,609,308
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.010% 04/15/2031	1.136%	15,000,000	15,010,095
Greywolf CLO III Ltd.(a),(b)
Series 2020-3RA Class A1R
3-month USD LIBOR + 1.290% Floor 1.290% 04/15/2033	1.428%	6,500,000	6,503,334
Greywolf CLO VII Ltd.(a),(b)
Series 2018-2A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 10/20/2031	1.314%	6,250,000	6,253,369
Helios Issuer LLC(a)
Series 2020-AA Class A
06/20/2047	2.980%	1,180,270	1,233,266
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	1,728,858	1,955,519
Series 2014-2A Class A
01/17/2073	3.610%	2,192,664	2,440,820
HPS Loan Management Ltd.(a),(b)
Series 2010-A16 Class A1RR
3-month USD LIBOR + 1.140% Floor 1.140% 04/20/2034	1.274%	9,750,000	9,756,357
ICG US CLO Ltd.(a),(b)
Series 2014-3A Class A1RR
3-month USD LIBOR + 1.030% 04/25/2031	1.155%	7,232,319	7,230,004
JG Wentworth XLIII LLC(a)
Series 2019-1A Class A
08/17/2071	3.820%	1,120,940	1,269,277
JPMorgan Chase Bank NA
Subordinated Series 2021-1 Class D
09/25/2028	1.174%	979,654	980,453
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class D
12/26/2028	1.138%	2,000,000	1,999,475
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kayne CLO Ltd.(a),(b)
Series 2019-6A Class A1
3-month USD LIBOR + 1.380% Floor 1.380% 01/20/2033	1.514%	7,000,000	7,006,573
Series 2019-6A Class A2
3-month USD LIBOR + 1.850% Floor 1.850% 01/20/2033	1.984%	1,500,000	1,503,882
Series 2020-7A Class A1
3-month USD LIBOR + 1.200% 04/17/2033	1.334%	5,000,000	5,013,990
Kayne Ltd.(a),(b)
Series 2018-1A Class CR
3-month USD LIBOR + 1.750% 07/15/2031	1.876%	1,820,000	1,820,102
Series 2021-10A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/23/2034	2.000%	1,600,000	1,592,240
KKR CLO Ltd.(a),(b)
Series 2030A Class A1
3-month USD LIBOR + 1.500% Floor 1.500% 10/17/2031	1.634%	9,000,000	9,005,958
Series 2032A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 01/15/2032	1.446%	17,000,000	17,012,461
KVK CLO Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.930% 05/20/2029	1.061%	8,751,997	8,758,027
LCM XIII LP(a),(b)
Series 2013A Class ARR
3-month USD LIBOR + 1.140% 07/19/2027	1.274%	5,500,000	5,503,278
LCM XXIV Ltd.(a),(b)
Series 2024A Class AR
3-month USD LIBOR + 0.980% Floor 0.980% 03/20/2030	1.114%	4,750,000	4,751,373
LCM XXV Ltd.(a),(b)
Series 2025A Class A
3-month USD LIBOR + 1.210% 07/20/2030	1.344%	1,643,000	1,643,154
Lending Funding Trust(a)
Series 2020-2A Class A
04/21/2031	2.320%	700,000	720,344

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lendmark Funding Trust(a)
Series 2018-2A Class A
04/20/2027	4.230%	900,000	904,405
Series 2019-1A Class A
12/20/2027	3.000%	3,800,000	3,872,595
Series 2019-2A Class A
04/20/2028	2.780%	2,000,000	2,049,107
Series 2021-1A Class A
11/20/2031	1.900%	5,000,000	5,070,505
Subordinated Series 2021-1A Class B
11/20/2031	2.470%	200,000	201,735
Subordinated Series 2021-1A Class C
11/20/2031	3.410%	100,000	100,883
loanDepot GMSR Master Trust(a),(b)
Series 2018-GT1 Class A
1-month USD LIBOR + 2.800% Floor 2.800% 10/16/2023	2.896%	1,300,000	1,301,111
Loanpal Solar Loan Ltd.(a)
Series 2020-2GF Class A
07/20/2047	2.750%	1,797,847	1,883,655
Logan CLO I Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.160% Floor 1.160% 07/20/2034	1.313%	15,000,000	15,008,235
Madison Park Funding XIX Ltd.(a),(b)
Series 2015-19A Class B1R2
3-month USD LIBOR + 1.850% Floor 1.850% 01/22/2028	1.988%	3,000,000	3,001,323
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	1.284%	6,500,000	6,501,222
Series 2021-48A Class C
3-month USD LIBOR + 2.000% Floor 2.000% 04/19/2033	2.134%	1,520,000	1,520,085
Madison Park Funding XXI Ltd.(a),(b)
Series 2019-21A Class A1AR
3-month USD LIBOR + 1.350% Floor 1.350% 10/15/2032	1.476%	3,500,000	3,500,861
Madison Park Funding XXXVIII Ltd.(a),(b)
Series 2021-38A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 07/17/2034	1.254%	15,000,000	15,011,070
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite CLO Ltd.(a),(b)
Series 2020-26A Class A
3-month USD LIBOR + 1.750% 07/15/2030	1.876%	2,700,000	2,700,540
Magnetite XVII Ltd.(a),(b)
Series 2016-17A Class AR
3-month USD LIBOR + 1.100% 07/20/2031	1.234%	1,050,000	1,051,179
Magnetite XXVI Ltd.(a),(b),(c)
Series 2020-26A Class A1R
3-month USD LIBOR + 1.120% Floor 1.120% 07/25/2034	2.000%	2,700,000	2,700,273
Marathon CLO Ltd.(a),(b)
Series 2020-15A Class A1S
3-month USD LIBOR + 1.700% 11/15/2031	1.856%	20,500,000	20,868,610
Marble Point CLO XIV Ltd.(a),(b)
Series 2018-2A Class A1R
3-month USD LIBOR + 1.280% Floor 1.280% 01/20/2032	1.414%	3,490,000	3,492,652
Mariner CLO 5 Ltd.(a),(b)
Series 2018-5A Class A
3-month USD LIBOR + 1.110% Floor 1.110% 04/25/2031	1.286%	5,500,000	5,500,319
Mariner Finance Issuance Trust(a)
Series 2019-AA Class A
07/20/2032	2.960%	1,300,000	1,326,959
Series 2020-AA Class A
08/21/2034	2.190%	1,000,000	1,023,619
Marlette Funding Trust(a)
Series 2019-3A Class B
09/17/2029	3.070%	2,050,000	2,065,710
Series 2021-1A Class C
06/16/2031	1.410%	700,000	700,709
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	1,000,000	1,007,441
Massachusetts Educational Financing Authority
Series 2018-A Class A
05/25/2033	3.850%	2,258,309	2,413,627
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	724,153	700,568
MF1 Ltd.(a),(b)
Series 2020-FL3 Class A
30-day Average SOFR + 2.164% Floor 2.050% 07/15/2035	2.209%	6,522,273	6,595,636

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-FL6 Class D
1-month USD LIBOR + 2.550% Floor 2.550% 07/16/2036	2.646%	7,000,000	7,017,474
MidOcean Credit CLO VIII(a),(b)
Series 2018-8A Class B
3-month USD LIBOR + 1.650% 02/20/2031	1.781%	6,600,000	6,590,483
MidOcean Credit CLO X(a),(b)
Series 2019-10A Class A1
3-month USD LIBOR + 1.390% Floor 1.390% 10/23/2032	1.528%	19,000,000	19,001,653
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	778,796	829,214
Mill City Solar Loan Ltd.(a)
Series 2019-1A Class A
03/20/2043	4.340%	1,346,663	1,481,505
Series 2019-2GS Class A
07/20/2043	3.690%	1,411,218	1,515,535
Mosaic Solar Loan Trust(a)
Series 2018-1A Class A
06/22/2043	4.010%	728,558	787,144
Series 2019-1A Class A
12/21/2043	4.370%	1,496,227	1,639,582
Series 2020-2A Class A
08/20/2046	1.440%	2,745,976	2,725,896
Series 2021-2A Class B
04/22/2047	2.090%	1,284,120	1,284,225
Subordinated Series 2018-2GS Class B
02/22/2044	4.740%	1,780,904	1,897,573
Subordinated Series 2020-2A Class B
08/20/2046	2.210%	1,751,057	1,758,093
Mosaic Solar Loans LLC(a)
Series 2017-2A Class A
06/22/2043	3.820%	780,441	831,006
Navient Private Education Refi Loan Trust(a)
Series 2020-BA Class A2
01/15/2069	2.120%	2,023,742	2,051,986
Series 2020-DA Class A
05/15/2069	1.690%	1,456,587	1,472,461
Series 2020-FA Class A
07/15/2069	1.220%	1,344,809	1,353,718
Series 2020-GA Class A
09/16/2069	1.170%	2,510,126	2,527,191
Series 2020-HA Class A
01/15/2069	1.310%	1,388,405	1,399,306
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-A Class A
05/15/2069	0.840%	1,294,413	1,292,911
Navient Student Loan Trust(b)
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.704%	4,838,770	4,856,365
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.704%	2,114,750	2,122,841
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	1.034%	4,210,000	4,239,732
Neuberger Berman CLO XVII Ltd.(a),(b)
Series 2014-17A Class CR2
3-month USD LIBOR + 2.000% Floor 2.000% 04/22/2029	2.138%	2,000,000	2,000,966
Neuberger Berman Loan Advisers CLO 33 Ltd.(a),(b)
Series 2019-33A Class C
3-month USD LIBOR + 2.450% 10/16/2032	2.634%	2,000,000	2,001,150
Neuberger Berman Loan Advisers CLO Ltd.(a),(b)
Series 2021-40A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/16/2033	1.876%	4,650,000	4,651,446
NextGear Floorplan Master Owner Trust(a)
Subordinated Series 2020-1A Class A2
02/18/2025	1.550%	2,515,000	2,558,646
Oaktree CLO Ltd.(a),(b)
Series 2021-1A Class A1
3-month USD LIBOR + 1.160% Floor 1.160% 07/15/2034	1.500%	5,300,000	5,303,959
OCP CLO Ltd.(a),(b)
Series 2020-18A Class AR
3-month USD LIBOR + 1.090% Floor 1.090% 07/20/2032	1.250%	1,410,000	1,412,208
Series 2020-18A Class CR
3-month USD LIBOR + 1.950% Floor 1.950% 07/20/2032	2.110%	500,000	500,316
Series 2020-19A Class A1
3-month USD LIBOR + 1.750% Floor 1.750% 07/20/2031	1.884%	1,000,000	1,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.950% 03/17/2030	2.084%	3,550,000	3,548,200
Octagon Investment Partners 32 Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.200% Floor 1.200% 07/15/2029	1.326%	7,400,000	7,400,807
Octagon Investment Partners 46 Ltd.(a),(b)
Series 2020-2A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 07/15/2036	1.269%	7,900,000	7,902,947
Octagon Investment Partners 48 Ltd.(a),(b)
Series 2020-3A Class A
3-month USD LIBOR + 1.500% Floor 1.500% 10/20/2031	1.634%	4,000,000	4,001,868
Octagon Investment Partners XIV Ltd.(a),(b)
Series 2012-1A Class BRR
3-month USD LIBOR + 2.100% Floor 2.100% 07/15/2029	2.284%	6,500,000	6,500,026
OHA Credit Funding Ltd.(a),(b)
Series 2021-8A Class C
3-month USD LIBOR + 1.900% Floor 1.900% 01/18/2034	2.088%	1,350,000	1,350,336
OHA Credit Partners VII Ltd.(a),(b)
Series 2012-7A Class CR3
3-month USD LIBOR + 1.800% Floor 1.800% 02/20/2034	1.968%	5,000,000	4,999,985
OHA Credit Partners XVI(a),(b),(c)
Series 2021-16A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 10/18/2034	1.500%	8,000,000	8,000,000
OHA Loan Funding Ltd.(a),(b)
Series 2019-1A Class A1R2
3-month USD LIBOR + 1.340% Floor 1.340% 11/15/2032	1.465%	4,500,000	4,505,206
OneMain Direct Auto Receivables Trust(a)
Series 2019-1A Class A
09/14/2027	3.630%	6,900,000	7,434,907
Subordinated Series 2018-1A Class B
04/14/2025	3.710%	11,400,000	11,509,088
Subordinated Series 2019-1A Class B
11/14/2028	3.950%	1,500,000	1,639,839
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-1A Class D
04/14/2031	4.680%	2,900,000	3,216,381
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	7,212,583	7,234,599
Series 2020-2A Class A
09/14/2035	1.750%	2,700,000	2,768,394
Oscar US Funding XII LLC(a)
Series 2021-1A Class A4
04/10/2028	1.000%	2,050,000	2,051,733
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month USD LIBOR + 1.250% 10/22/2030	1.388%	13,736,345	13,742,251
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 1.130% Floor 1.130% 01/17/2031	1.264%	8,000,000	8,006,272
Series 2021-2A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 07/15/2034	1.256%	9,400,000	9,412,295
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-2A Class B
3-month USD LIBOR + 2.250% Floor 2.250% 04/20/2028	2.384%	2,250,000	2,251,573
Palmer Square Ltd.(a),(b)
Series 2015-2A Class A1R2
3-month USD LIBOR + 1.100% 07/20/2030	1.234%	1,250,000	1,249,996
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2017-1A Class A1R
3-month USD LIBOR + 1.240% Floor 1.240% 02/14/2034	1.365%	5,000,000	4,991,520
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	3,919,175	4,049,935
PPM CLO Ltd.(a),(b)
Series 2020-4A Class A1
3-month USD LIBOR + 1.420% Floor 1.420% 10/18/2031	1.617%	11,500,000	11,507,624
Primose Funding LLC(a)
Series 2019-1A Class A2
07/30/2049	4.475%	1,473,750	1,552,964

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockford Tower CLO Ltd.(a),(b)
Series 2021-1A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 07/20/2034	1.733%	7,900,000	7,907,639
Santander Consumer Auto Receivables Trust(a)
Series 2020-AA Class C
02/17/2026	3.710%	1,310,000	1,368,392
Santander Drive Auto Receivables Trust
Series 2019-3 Class C
10/15/2025	2.490%	825,864	831,725
Series 2020-2 Class B
11/15/2024	0.960%	1,090,000	1,093,924
Series 2020-2 Class D
09/15/2026	2.220%	700,000	712,658
Series 2020-3 Class C
01/15/2026	1.120%	2,500,000	2,517,637
Series 2021-2 Class C
06/15/2026	0.900%	2,845,000	2,852,342
Subordinated Series 2018-2 Class D
02/15/2024	3.880%	1,865,241	1,891,880
Subordinated Series 2019-2 Class C
10/15/2024	2.900%	3,133,748	3,156,434
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	1,750,000	1,794,564
Subordinated Series 2019-3 Class D
10/15/2025	2.680%	2,200,000	2,246,040
Subordinated Series 2020-1 Class B
11/15/2024	3.030%	2,300,000	2,331,000
Subordinated Series 2020-2 Class C
09/15/2025	1.460%	2,250,000	2,267,613
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	2,900,000	2,946,524
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	2,425,000	2,440,983
Subordinated Series 2020-4 Class D
01/15/2027	1.480%	1,800,000	1,824,792
Subordinated Series 2021-3 Class C
09/15/2027	0.950%	9,310,000	9,323,725
Santander Retail Auto Lease Trust(a)
Series 2019-A Class B
05/22/2023	3.010%	1,500,000	1,512,371
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month USD LIBOR + 1.100% 05/07/2031	1.225%	11,000,000	10,985,997
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	233,193	234,377
Sixth Street CLO XVI Ltd.(a),(b)
Series 2020-16A Class A1A
3-month USD LIBOR + 1.320% Floor 1.320% 10/20/2032	1.513%	25,250,000	25,254,469
S-Jets Ltd.(a)
Series 2017-1 Class A
08/15/2042	3.970%	1,707,756	1,691,595
SLM Student Loan Trust(b)
Series 2008-2 Class A3
3-month USD LIBOR + 0.750% 04/25/2023	0.875%	3,224,757	3,187,713
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	1.325%	1,165,000	1,041,462
Series 2008-3 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 04/26/2083	1.325%	1,165,000	1,089,488
Series 2008-4 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 04/25/2073	1.975%	1,165,000	1,150,578
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	1.975%	4,060,000	4,008,144
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	1.225%	4,674,341	4,686,220
Series 2008-6 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	1.975%	1,165,000	1,164,993
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	1.975%	1,165,000	1,168,490
Series 2008-8 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2075	2.375%	1,165,000	1,179,488
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	2.375%	1,165,000	1,173,420

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	0.784%	5,453,913	5,358,954
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% Floor 0.650% 05/26/2026	0.734%	2,646,132	2,673,390
SMB Private Education Loan Trust(a)
Series 2020-PTA Class A2A
09/15/2054	1.600%	4,000,000	4,056,396
SoFi Consumer Loan Program LLC(a),(d)
Subordinated Series 2017-4 Class B
05/26/2026	3.590%	659,397	661,854
SoFi Consumer Loan Program Trust(a)
Series 2019-4 Class C
08/25/2028	2.840%	1,200,000	1,223,779
Subordinated Series 2019-1 Class D
02/25/2028	4.420%	4,000,000	4,090,208
Subordinated Series 2019-2 Class D
04/25/2028	4.200%	3,000,000	3,077,188
Subordinated Series 2019-4 Class D
08/25/2028	3.480%	350,000	355,184
SoFi Professional Loan Program LLC(a)
Series 2016-B Class A2B
10/25/2032	2.740%	324,859	329,171
Series 2016-C Class A2B
12/27/2032	2.360%	188,756	190,919
Series 2017-A Class A2B
03/26/2040	2.400%	189,419	191,585
Series 2017-D Class A2FX
09/25/2040	2.650%	555,010	570,034
Series 2017-E Class A2B
11/26/2040	2.720%	83,228	84,524
Series 2018-A Class A2B
02/25/2042	2.950%	185,408	190,861
Series 2019-A Class BFX
06/15/2048	4.110%	2,500,000	2,669,957
Series 2019-C Class BFX
11/16/2048	3.050%	1,500,000	1,555,840
Subordinated Series 2018-B Class BFX
08/25/2047	3.830%	2,700,000	2,815,923
Subordinated Series 2019-B Class BFX
08/17/2048	3.730%	2,500,000	2,643,227
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	1.034%	79,628	79,817
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program Trust(a)
Subordinated Series 2020-B Class BFX
05/15/2046	2.730%	2,200,000	2,243,797
Sonic Capital LLC(a)
Series 2020-1A Class A2I
01/20/2050	3.845%	1,879,417	1,950,426
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.070% 01/26/2031	1.195%	6,000,000	6,002,316
Sound Point CLO XIV Ltd.(a),(b)
Series 2016-3A Class CR
3-month USD LIBOR + 2.050% Floor 2.050% 01/23/2029	2.188%	5,700,000	5,696,061
Sound Point CLO XXV Ltd.(a),(b)
Series 2019-4A Class A1A
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2033	1.526%	1,490,000	1,491,149
Springleaf Funding Trust(a)
Series 2017-AA Class A
07/15/2030	2.680%	850,717	852,037
Subordinated Series 2017-AA Class B
07/15/2030	3.100%	600,000	602,062
Sunnova Sol II Issuer LLC(a)
Series 2020-2A Class A
11/01/2055	2.730%	2,962,680	3,054,000
Sunnova Sol III Issuer LLC(a)
Series 2021-1 Class A
04/28/2056	2.580%	2,668,164	2,696,458
Sunrun Athena Issuer LLC(a)
Series 2018-1 Class A
04/30/2049	5.310%	1,874,335	2,102,940
Sunrun Callisto Issuer LLC(a)
Series 2019-1A Class A
06/30/2054	3.980%	1,638,427	1,767,527
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	5,400,000	5,546,604
Taco Bell Funding LLC(a)
Series 2021-1A Class A2I
08/25/2051	1.946%	2,500,000	2,501,372
TCI-Flatiron CLO Ltd.(a),(b)
Series 2018-1A Class CR
3-month USD LIBOR + 1.750% Floor 1.750% 01/29/2032	1.880%	2,300,000	2,301,516

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TCW CLO Ltd.(a),(b)
Series 2019-2A Class A1A
3-month USD LIBOR + 1.340% Cap 1.340% 10/20/2032	1.474%	8,000,000	8,002,192
Series 2021-1A Class C
3-month USD LIBOR + 1.900% Floor 1.900% 03/18/2034	2.034%	3,150,000	3,151,002
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month USD LIBOR + 1.240% 01/17/2030	1.374%	12,889,376	12,873,136
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	4,282,672	4,362,252
THL Credit Wind River CLO Ltd.(b)
Series 2016-1A Class CR
3-month USD LIBOR + 2.100% 07/15/2028	2.226%	3,350,000	3,350,851
THL Credit Wind River CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 07/20/2034	1.306%	10,000,000	10,007,490
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month USD LIBOR + 1.200% 07/20/2031	1.334%	6,750,000	6,751,384
Toyota Auto Loan Extended Note Trust(a)
Series 2020-1A Class A
05/25/2033	1.350%	1,405,000	1,433,363
Trafigura Securitisation Finance PLC(a),(e)
Subordinated Series 2021-1A Class B
01/15/2025	1.780%	1,550,000	1,551,938
Tralee CLO VII Ltd(a),(b)
Series 2021-7A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 04/25/2034	1.559%	9,250,000	9,239,251
Triton Container Finance VIII LLC(a)
Series 2021-1A Class A
03/20/2046	1.860%	3,086,667	3,075,348
Venture XXVII CLO Ltd.(a),(b)
Series 2017-27A Class CR
3-month USD LIBOR + 2.300% 07/20/2030	2.434%	4,100,000	4,095,773
Venture XXVIII CLO Ltd.(a),(b)
Series 2017-28A Class A2
3-month USD LIBOR + 1.110% 07/20/2030	1.244%	1,000,000	999,749
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 10/15/2030	1.336%	7,469,179	7,469,343
Series 2016-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.007% 01/20/2031	1.204%	10,000,000	10,001,780
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	0.295%	6,489,795	6,369,886
Wellman Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/15/2034	1.228%	3,900,000	3,901,447
Wendy’s Funding LLC(a)
Series 2018-1A Class A2II
03/15/2048	3.884%	965,000	1,028,362
Series 2019-1A Class A2I
06/15/2049	3.783%	3,260,250	3,449,884
Series 2021-1A Class A2II
06/15/2051	2.775%	2,300,000	2,371,757
Westlake Automobile Receivables Trust(a)
Series 2020-2A Class B
07/15/2025	1.320%	1,840,000	1,855,600
Series 2020-2A Class C
07/15/2025	2.010%	3,080,000	3,141,902
Series 2021-2A Class C
07/15/2026	0.890%	1,650,000	1,649,798
Subordinated Series 2019-2A Class B
07/15/2024	2.620%	2,765,395	2,770,224
Subordinated Series 2019-3A Class B
10/15/2024	2.410%	1,395,000	1,402,297
Subordinated Series 2020-3A Class C
11/17/2025	1.240%	210,000	212,291
Subordinated Series 2021-1A Class B
03/16/2026	0.640%	4,960,000	4,956,490
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	2,170,000	2,164,911
World Omni Select Auto Trust
Series 2020-A Class A3
07/15/2025	0.550%	1,960,000	1,964,286

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
York CLO Ltd.(a),(b)
Series 2020-1A Class A1
3-month USD LIBOR + 1.500% Floor 1.500% 04/20/2032	1.589%	20,000,000	20,009,340
York CLO-4 Ltd.(a),(b)
Series 2016-2A Class A1R
3-month USD LIBOR + 1.090% 04/20/2032	1.224%	10,500,000	10,504,494
York CLO-6 Ltd.(a),(b)
Series 2019-1A Class A1
3-month USD LIBOR + 1.350% 07/22/2032	1.488%	7,000,000	7,007,763
Zais CLO 7 Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.290% 04/15/2030	1.416%	3,909,182	3,903,748
Zais CLO 8 Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.950% 04/15/2029	1.076%	5,081,164	5,079,599
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month USD LIBOR + 1.200% 07/20/2031	1.334%	12,613,399	12,476,279
Zaxby’s Funding LLC(a)
Series 2021-1A Class A2
07/30/2051	3.238%	5,650,000	5,817,316
Total Asset-Backed Securities — Non-Agency (Cost $1,354,296,106)			1,365,569,872

Commercial Mortgage-Backed Securities - Agency 0.8%

Federal Home Loan Mortgage Corp. Multifamily ML Certificates(d),(f)
Series 2021-ML08 Class XUS
07/25/2037	1.871%	7,922,904	1,425,960
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d),(f)
CMO Series K028 Class X1
02/25/2023	0.353%	113,697,886	331,805
CMO Series K055 Class X1
03/25/2026	1.491%	2,084,533	112,000
CMO Series K057 Class X1
07/25/2026	1.309%	2,406,829	117,279
CMO Series K059 Class X1
09/25/2026	0.429%	7,202,101	98,288
CMO Series K060 Class X1
10/25/2026	0.192%	26,208,026	114,471
CMO Series K152 Class X1
01/25/2031	1.100%	4,159,933	298,920
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series K718 Class X1
01/25/2022	0.693%	16,410,626	14,563
Series K069 Class X1
09/25/2027	0.490%	38,513,731	798,524
Series K091 Class X1
03/25/2029	0.704%	39,819,134	1,570,710
Series K095 Class X1
06/25/2029	1.082%	75,386,027	4,932,892
Series K106 Class X1
01/25/2030	1.477%	99,797,414	10,065,178
Series K108 Class X1
03/25/2030	1.810%	2,259,616	289,067
Series K-1516 Class X1
05/25/2035	1.631%	1,196,727	200,402
Series K-1517 Class X1
07/25/2035	1.447%	6,793,907	1,002,118
Series K728 Class X1
08/25/2024	0.520%	280,719,153	2,680,896
Series K729 Class X1
10/25/2024	0.477%	167,627,037	1,535,832
Series K735 Class X1
05/25/2026	1.094%	12,873,017	519,944
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K056 Class A2
05/25/2026	2.525%	6,137,000	6,564,198
Series K074 Class A2
01/25/2028	3.600%	8,660,000	9,909,476
Series K155 Class A3
04/25/2033	3.750%	6,935,000	8,280,948
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series K157 Class A3
08/25/2033	3.990%	6,145,000	7,524,084
Federal National Mortgage Association
11/01/2031	3.400%	1,500,000	1,570,218
04/01/2040	2.455%	3,495,000	3,729,079
Federal National Mortgage Association(d),(f)
Series 2020-M43 Class X1
08/25/2034	2.234%	42,943,344	5,861,882
Government National Mortgage Association(d),(f)
CMO Series 2011-38 Class IO
04/16/2053	0.459%	1,657,114	18,538
CMO Series 2013-162 Class IO
09/16/2046	0.147%	31,974,606	292,552
CMO Series 2014-134 Class IA
01/16/2055	0.334%	16,644,887	238,679
CMO Series 2015-101 Class IO
03/16/2052	0.442%	5,628,763	129,926

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-114
03/15/2057	0.606%	2,134,918	63,426
CMO Series 2015-120 Class IO
03/16/2057	0.726%	8,977,414	276,681
CMO Series 2015-125 Class IB
01/16/2055	1.173%	27,443,539	1,138,487
CMO Series 2015-125 Class IO
07/16/2055	0.732%	22,343,310	592,951
CMO Series 2015-146 Class IC
07/16/2055	0.708%	15,653,320	400,592
CMO Series 2015-171 Class IO
11/16/2055	0.825%	6,780,818	272,426
CMO Series 2015-174 Class IO
11/16/2055	0.731%	16,657,192	642,025
CMO Series 2015-21 Class IO
07/16/2056	0.876%	6,384,002	246,209
CMO Series 2015-29 Class EI
09/16/2049	0.718%	8,287,440	243,973
CMO Series 2015-41 Class IO
09/16/2056	0.420%	1,556,883	36,323
CMO Series 2015-6 Class IO
02/16/2051	0.530%	6,329,216	135,234
CMO Series 2015-70 Class IO
12/16/2049	0.644%	8,142,453	240,165
CMO Series 2016-39 Class IO
01/16/2056	0.784%	4,756,326	191,474
Series 2014-101 Class IO
04/16/2056	0.744%	22,613,479	668,751
Series 2016-152 Class IO
08/15/2058	0.766%	14,245,907	735,946
Series 2017-168 Class IO
12/16/2059	0.590%	23,147,413	1,082,193
Series 2018-110 Class IA
11/16/2059	0.699%	31,322,010	1,569,280
Series 2018-2 Class IO
12/16/2059	0.716%	9,745,134	498,821
Series 2020-108 Class IO
06/16/2062	0.911%	10,883,998	844,620
Series 2021-106 Class IO
04/16/2063	0.923%	11,657,796	962,919
Series 2021-133 Class IO
07/01/2063	0.890%	13,463,374	1,124,348
Series 2021-145 Class IO
07/16/2061	0.772%	2,625,000	201,322
Series 2021-151 Class IO
04/16/2063	0.948%	11,650,000	1,011,628
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-52 Class IO
04/16/2063	0.847%	12,779,181	1,000,026
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	0.453%	303,511	303,682
Wells Fargo Commercial Mortgage Trust(a)
Subordinated Series 2021-C59 Class E
04/15/2054	2.500%	1,100,000	934,664
Total Commercial Mortgage-Backed Securities - Agency (Cost $98,802,700)			85,646,595

Commercial Mortgage-Backed Securities - Non-Agency 6.0%

Arbor Multifamily Mortgage Securities Trust(a)
Series 2021-MF2 Class A4
06/15/2054	2.252%	18,000,000	18,417,137
BAMLL Commercial Mortgage Securities Trust(a)
Series 2019-BPR Class AM
11/05/2032	3.287%	6,325,000	6,619,156
Banc of America Merrill Lynch Commercial Mortgage, Inc.(d),(f)
Series 2019-BN18 Class XA
05/15/2062	1.045%	60,052,571	3,546,927
BANK(d),(f)
Series 2017-BNK8 Class XA
11/15/2050	0.865%	32,181,716	1,249,072
BANK(a)
Subordinated Series 2017-BNK6 Class D
07/15/2060	3.100%	2,380,000	2,190,116
BBCMS Mortgage Trust(a)
Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	13,449,795
Subordinated Series 2016-ETC Class B
08/14/2036	3.189%	900,000	872,793
Subordinated Series 2016-ETC Class C
08/14/2036	3.391%	770,000	720,634
BBCMS Mortgage Trust(d),(f)
Series 2018-C2 Class XA
12/15/2051	0.931%	61,433,335	2,954,661
BBCMS Mortgage Trust(a),(b)
Series 2020-BID Class A
1-month USD LIBOR + 2.140% Floor 1.840% 10/15/2037	2.236%	3,850,000	3,876,617
BBCMS Mortgage Trust(a),(d)
Subordinated Series 2016-ETC Class D
08/14/2036	3.729%	2,790,000	2,420,913
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	2,616,427	2,618,699

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Benchmark Mortgage Trust(d),(f)
03/15/2053	1.541%	25,375,119	2,177,827
Series 2019-B10 Class XA
03/15/2062	1.389%	29,918,563	2,187,786
Series 2020-B20 Class XA
10/15/2053	1.739%	14,571,807	1,568,078
Benchmark Mortgage Trust
Series 2018-B2 Class A4
02/15/2051	3.615%	16,000,000	17,677,008
Series 2021-B26 Class A4
06/15/2054	2.295%	10,600,000	10,942,691
Benchmark Mortgage Trust(d)
Subordinated Series 2018-B8 Class C
01/15/2052	5.036%	3,000,000	3,444,908
BMD2 Re-Remic Trust(a),(g)
Series 2019-FRR1 Class 3AB
05/25/2052	0.000%	2,821,000	2,196,251
Subordinated Series 2019-FRR1 Class 2C
05/25/2052	0.000%	14,258,000	12,375,610
BX Commercial Mortgage Trust(a),(b)
Series 2020-BXLP Class F
1-month USD LIBOR + 2.000% Floor 2.000% 12/15/2036	2.096%	2,640,950	2,643,492
Series 2020-BXLP Class G
1-month USD LIBOR + 2.500% Floor 2.500% 12/15/2036	2.596%	6,225,096	6,223,246
Subordinated Series 2021-IRON Class E
1-month USD LIBOR + 2.350% Floor 2.350% 02/15/2038	2.446%	4,000,000	3,999,996
Subordinated Series 2021-SOAR Class F
1-month USD LIBOR + 2.350% Floor 2.350% 06/15/2038	2.446%	10,000,000	10,040,614
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,115,000	1,211,820
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	2,380,000	2,725,086
Cantor Commercial Real Estate Lending(d),(f)
Series 2019-CF2 Class XA
11/15/2052	1.367%	46,708,356	3,574,637
Cantor Commercial Real Estate Lending
Series 2019-CF3 Class A3
01/15/2053	2.752%	16,100,000	17,101,684
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	17,000,000	17,742,715
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	21,650,024
CD Mortgage Trust(d),(f)
Series 2019-CD8 Class XA
08/15/2057	1.551%	46,982,906	4,467,976
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	6,374,700
CFCRE Commercial Mortgage Trust(d),(f)
Series 2016-C4 Class XA
05/10/2058	1.799%	58,993,491	3,637,887
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class A
1-month USD LIBOR + 1.400% Floor 1.400% 08/15/2036	1.496%	910,000	911,138
Citigroup Commercial Mortgage Trust
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	10,788,489
Series 2019-C7 Class A4
12/15/2072	3.102%	3,985,000	4,353,137
Series 2019-GC43 Class A3
11/10/2052	2.782%	10,000,000	10,632,924
Citigroup Commercial Mortgage Trust(a),(d)
Subordinated Series 2016-C2 Class E
08/10/2049	4.582%	2,420,000	1,964,335
Subordinated Series 2018-C6 Class D
11/10/2051	5.235%	1,240,000	1,337,708
Citigroup Commercial Mortgage Trust(d)
Subordinated Series 2016-P5 Class C
10/10/2049	4.441%	2,610,000	2,820,810
CityLine Commercial Mortgage Trust(a),(d)
Subordinated Series 2016-CLNE Class B
11/10/2031	2.871%	3,600,000	3,662,393
Subordinated Series 2016-CLNE Class C
11/10/2031	2.871%	1,350,000	1,354,703
COMM Mortgage Trust(a)
Series 2013-CR7 Class AM
03/10/2046	3.314%	4,250,000	4,403,734
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	252,626	257,693
COMM Mortgage Trust(a),(d)
Series 2020-CBM Class F
02/10/2037	3.754%	2,513,000	2,444,441

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2013-CR10 Class E
08/10/2046	5.064%	1,220,000	1,205,909
Subordinated Series 2013-CR7 Class D
03/10/2046	4.541%	8,575,000	8,696,752
Subordinated Series 2019-GC44 Class 180
08/15/2057	3.513%	1,000,000	973,997
COMM Mortgage Trust(a),(b)
Subordinated Series 2021-LBA Class E
1-month USD LIBOR + 1.800% Floor 1.800% 03/15/2038	1.915%	5,345,000	5,344,997
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,893,000	3,886,262
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/12/2046	3.928%	2,644,161	2,793,420
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,248,573
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	5,369,693
Series 2014-UBS6 Class A4
12/10/2047	3.378%	3,605,000	3,865,529
Series 2015-DC1 Class A5
02/10/2048	3.350%	790,000	849,793
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	894,463
Series 2015-PC1 Class A5
07/10/2050	3.902%	2,755,000	3,021,941
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,500,000	8,985,965
Commercial Mortgage Trust(d)
Series 2013-CR9 Class A4
07/10/2045	4.388%	2,427,625	2,565,252
CoreVest American Finance Trust(a)
Series 2017-1 Class A
10/15/2049	2.968%	88,241	88,249
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	13,780,000	14,864,110
CSAIL Commercial Mortgage Trust
Series 2018-CX11 Class A5
04/15/2051	4.033%	3,840,000	4,348,372
Series 2019-C18 Class A4
12/15/2052	2.968%	3,345,000	3,612,267
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSWF Trust(a),(b)
Subordinated Series 2021-SOP2 Class E
1-month USD LIBOR + 3.367% Floor 3.367% 06/15/2034	3.462%	20,000,000	19,944,278
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month USD LIBOR + 1.700% Floor 1.700% 05/15/2035	1.796%	2,784,417	2,785,293
Series 2018-BIOD Class F
1-month USD LIBOR + 2.000% Floor 2.000% 05/15/2035	2.096%	10,952,039	10,955,484
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	3,000,000	3,094,839
DBJPM Mortgage Trust(d),(f)
Series 2020-C9 Class XA
09/15/2053	1.831%	46,428,135	4,659,175
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	2,985,026
DBUBS Mortgage Trust(a),(b)
Subordinated Series 2011-LC2A Class F
1-month USD LIBOR + 3.650% Floor 3.650%, Cap 4.000% 07/10/2044	3.736%	3,055,072	2,444,058
DBWF Mortgage Trust(a),(d)
Series 2016-85T Class D
12/10/2036	3.935%	2,000,000	2,091,074
Series 2016-85T Class E
12/10/2036	3.935%	2,000,000	1,965,108
Fontainebleau Miami Beach Trust(a)
Series 2019-FBLU Class F
12/10/2036	4.095%	1,240,000	1,264,566
GAM Re-REMIC Trust(a),(h)
Series 2021-FRR1 Class 1B
07/28/2027	0.000%	3,690,000	2,914,537
Series 2021-FRR1 Class 2B
12/29/2027	0.000%	4,900,000	3,794,412
Greystone Commercial Capital Trust(a),(b),(e)
Series 2021-3 Class A
1-month USD LIBOR + 2.230% Floor 2.230% 08/17/2023	2.300%	8,500,000	8,500,000
GS Mortgage Securities Corp II(a),(d)
Series 2017-375H Class A
09/10/2037	3.591%	5,000,000	5,494,643

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	12,390,000	12,480,687
Series 2012-BWTR Class A
11/05/2034	2.954%	3,717,000	3,769,232
GS Mortgage Securities Trust(a),(d)
Series 2013-PEMB Class A
03/05/2033	3.668%	830,000	867,241
Subordinated Series 2012-GC6 Class C
01/10/2045	6.045%	200,000	201,947
Subordinated Series 2019-GC40 Class DBD
07/10/2052	3.668%	4,090,000	4,173,055
Subordinated Series 2019-GC40 Class DBE
07/10/2052	3.668%	3,132,000	3,158,260
GS Mortgage Securities Trust
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,500,000	4,736,382
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	10,802,108
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	21,693,432
Series 2020-GC45 Class A5
02/13/2053	2.911%	1,810,000	1,954,172
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,160,000	2,370,797
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,660,016
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,297,433
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,785,084
JPMBB Commercial Mortgage Securities Trust(d)
Series 2013-C14 Class A4
08/15/2046	4.133%	2,585,512	2,699,484
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26 Class A3
01/15/2048	3.231%	334,632	354,489
JPMBB Commercial Mortgage Securities Trust(a),(d)
Subordinated Series 2013-C17 Class F
01/15/2047	3.867%	1,840,000	1,450,331
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,244,161	8,683,000
Series 2019-COR6 Class A3
11/13/2052	2.795%	7,500,000	7,981,855
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Corp.(a),(b)
Series 2021-MHC Class E
1-month USD LIBOR + 2.450% Floor 2.450% 04/15/2038	2.546%	1,130,000	1,134,944
JPMorgan Chase Commercial Mortgage Securities Trust(a),(d)
Series 2011-C5 Class E
08/15/2046	4.000%	1,611,000	1,305,393
Series 2016-NINE Class A
09/06/2038	2.949%	3,235,000	3,475,006
Subordinated Series 2014-C20 Class D
07/15/2047	4.723%	2,200,000	1,983,260
JPMorgan Chase Commercial Mortgage Securities Trust(d)
Series 2013-C13 Class A4
01/15/2046	3.994%	3,937,120	4,099,846
Subordinated Series 2014-C20 Class B
07/15/2047	4.399%	2,000,000	2,142,752
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,110,000	2,348,073
Ladder Capital Commercial Mortgage(a)
Series 2017-LC26 Class A4
07/12/2050	3.551%	4,500,000	4,912,041
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class F
1-month USD LIBOR + 2.350% Floor 2.350% 03/15/2038	2.446%	1,900,000	1,900,596
LSTAR Commercial Mortgage Trust(a),(d)
Series 2015-3 Class D
04/20/2048	3.332%	2,000,000	1,973,204
Subordinated Series 2016-4 Class F
03/10/2049	4.739%	8,000,000	6,032,945
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	844,045
MF1 Multifamily Housing Mortgage Loan Trust(a),(b)
Series 2021-FL5 Class D
1-month USD LIBOR + 2.500% Floor 2.500% 07/15/2036	2.659%	2,524,000	2,532,662
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	2,850,000	3,017,154
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	2,004,983
Series 2015-C21 Class A3
03/15/2048	3.077%	498,722	515,757

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
August 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-C29 Class ASB
05/15/2049	3.140%	941,496	988,466
Morgan Stanley Bank of America Merrill Lynch Trust(a)
Subordinated Series 2014-C18 Class D
10/15/2047	3.389%	5,670,000	5,147,812
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,500,000	8,924,866
Morgan Stanley Capital I Trust(d),(f)
Series 2021-L5 Class XA
05/15/2054	1.425%	13,614,178	1,306,226
Motel Trust(a),(b),(c)
Series 2021-MTL6 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 09/15/2038	1.000%	1,090,000	1,091,190
Natixis Commercial Mortgage Securities Trust(a)
Series 2020-2PAC Class A
01/15/2025	2.966%	2,300,000	2,410,761
Prima Capital CRE Securitization Ltd.(a)
Series 2019-RK1 Class DD
04/15/2038	3.500%	240,000	240,320
Subordinated Series 2019-RK1 Class BD
04/15/2038	3.500%	5,180,000	5,223,216
Subordinated Series 2019-RK1 Class CD
04/15/2038	3.500%	4,040,000	4,064,235
RBS Commercial Funding, Inc., Trust(a),(d)
Series 2013-GSP Class A
01/15/2032	3.961%	1,180,000	1,247,975
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	5,454,994
SG Commercial Mortgage Securities Trust(a),(d)
Series 2020-COVE Class E
03/15/2037	3.852%	6,680,000	6,754,048
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
1-month USD LIBOR + 1.220% Floor 1.220% 11/15/2027	1.566%	2,461,743	1,643,213
Tricon American Homes Trust(a)
Series 2017-SFR1 Class A
09/17/2034	2.716%	8,121,823	8,155,011
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	6,196,847
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,583,582	2,637,608
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-C5 Class A4
03/10/2046	3.185%	2,740,000	2,816,059
Series 2013-C6 Class A4
04/10/2046	3.244%	1,935,000	1,997,736
UBS-Barclays Commercial Mortgage Trust(a),(d)
Series 2012-C4 Class E
12/10/2045	4.611%	2,270,000	1,402,113
Subordinated Series 2012-C4 Class D
12/10/2045	4.611%	1,330,000	1,155,026
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	2,065,341
Series 2015-SG1 Class A4
09/15/2048	3.789%	9,186,571	9,910,233
Series 2018-C45 Class A3
06/15/2051	3.920%	19,974,235	22,220,496
Wells Fargo Commercial Mortgage Trust(d),(f)
Series 2021-C59 Class XA
04/15/2054	1.687%	20,729,922	2,397,845
Series 2021-C60 Class XA
08/15/2054	1.685%	4,159,437	499,538
WFRBS Commercial Mortgage Trust(a)
Subordinated Series 2014-C21 Class D
08/15/2047	3.497%	700,000	618,336
WF-RBS Commercial Mortgage Trust
Series 2014-C24 Class A3
11/15/2047	3.428%	556,110	592,088
WF-RBS Commercial Mortgage Trust(a),(d)
Subordinated Series 2013-C14 Class D
06/15/2046	4.101%	1,250,000	1,100,484
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $632,308,416)			648,943,847

Common Stocks 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Extraction Oil & Gas, Inc.(i)	701	31,917
Prairie Provident Resources, Inc.(e),(i)	1,728	648
Total		32,565
Total Energy		32,565
Total Common Stocks (Cost $28,526)		32,565

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.0%
Bangkok Bank PCL(a),(j)
12/31/2049	5.000%	1,750,000	1,833,823
HSBC Holdings PLC(j)
12/31/2049	4.700%	1,265,000	1,304,107
Itau Unibanco Holding SA(a),(j)
Subordinated
04/15/2031	3.875%	275,000	272,914
Mizrahi Tefahot Bank Ltd.(a),(j)
04/07/2031	3.077%	850,000	858,992
Nordea Bank Abp(a),(c),(j)
12/31/2049	3.750%	1,830,000	1,828,728
Total			6,098,564
Wireless 0.0%
Digicel Group 0.5 Ltd.(a),(k)
Subordinated
12/30/2049	7.000%	16,321	12,831
Total Convertible Bonds (Cost $5,972,735)			6,111,395

Corporate Bonds & Notes 34.2%

Aerospace & Defense 0.4%
BAE Systems PLC(a)
04/15/2030	3.400%	690,000	757,253
Boeing Co. (The)
02/04/2024	1.433%	5,100,000	5,112,383
05/01/2025	4.875%	789,000	882,099
02/04/2026	2.196%	1,875,000	1,889,855
02/01/2028	3.250%	823,000	876,528
05/01/2030	5.150%	1,460,000	1,731,386
02/01/2031	3.625%	4,289,000	4,652,721
11/01/2048	3.850%	302,000	312,959
05/01/2050	5.805%	332,000	451,825
08/01/2059	3.950%	3,500,000	3,646,760
Bombardier, Inc.(a)
12/01/2024	7.500%	2,850,000	2,972,518
03/15/2025	7.500%	3,275,000	3,366,043
04/15/2027	7.875%	2,575,000	2,700,104
Embraer Netherlands Finance BV
06/15/2025	5.050%	780,000	825,459
Northrop Grumman Corp.
10/15/2047	4.030%	435,000	522,603
Raytheon Technologies Corp.
03/15/2027	3.500%	1,341,000	1,482,056
09/01/2051	2.820%	5,775,000	5,684,672
Teledyne Technologies, Inc.
04/01/2026	1.600%	2,301,000	2,329,747
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Textron, Inc.
03/01/2024	4.300%	690,000	743,315
03/01/2025	3.875%	300,000	326,755
United Technologies Corp.
08/16/2023	3.650%	51,000	53,935
05/01/2035	5.400%	128,000	169,638
07/15/2038	6.125%	120,000	171,186
11/16/2038	4.450%	1,083,000	1,324,836
06/01/2042	4.500%	1,752,000	2,189,768
05/04/2047	4.050%	560,000	663,475
Total			45,839,879
Airlines 0.3%
Alaska Airlines Pass-Through Trust(a)
Series 2020-1 Class A
02/15/2029	4.800%	1,887,991	2,098,282
American Airlines Pass-Through Trust
Series 2015-2 Class A
09/22/2027	4.000%	1,417,975	1,386,657
Series 2015-2 Class AA
09/22/2027	3.600%	132,028	136,512
Series 2016-1 Class A
07/15/2029	4.100%	317,697	316,292
Series 2016-2 Class AA
06/15/2028	3.200%	816,119	824,602
Series 2016-3
10/15/2028	3.250%	489,554	472,988
Series 2017-1 Class A
02/15/2029	4.000%	318,750	319,419
Series 2017-2 Class A
04/15/2031	3.600%	602,258	583,407
Series 2017-2 Class AA
10/15/2029	3.350%	152,449	155,561
British Airways Pass-Through Trust(a)
Series 2020-1A
11/15/2032	4.250%	353,562	378,497
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	1,387,090	1,407,549
10/29/2024	4.000%	1,637,961	1,726,665
Series 2012-1 Class A
04/11/2024	4.150%	575,938	605,666
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	6,346,391	6,319,399
06/10/2028	2.500%	1,129,774	1,130,605
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	370,000	396,907
10/20/2028	4.750%	1,208,000	1,346,600
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	690,000	750,510

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwest Airlines Co.
06/15/2027	5.125%	1,665,000	1,949,080
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	973,103	1,022,765
06/03/2025	4.625%	2,318,610	2,297,351
United Airlines Pass-Through Trust
Series 2014-1 Class A
04/11/2026	4.000%	522,244	551,969
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	166,504	178,019
10/15/2027	5.875%	48,229	53,632
Series 2016-1 Class AA
07/07/2028	3.100%	2,483,569	2,599,016
Total			29,007,950
Apartment REIT 0.1%
American Homes 4 Rent LP
07/15/2031	2.375%	683,000	687,267
07/15/2051	3.375%	213,000	219,533
Camden Property Trust
05/15/2030	2.800%	337,000	359,814
ERP Operating LP
02/15/2030	2.500%	624,000	651,378
Invitation Homes Operating Partnership LP
08/15/2031	2.000%	2,865,000	2,793,255
Mid-America Apartments LP
09/15/2026	1.100%	1,015,000	1,013,284
09/15/2051	2.875%	780,000	767,658
Total			6,492,189
Automotive 1.1%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	2,700,000	2,774,602
Allison Transmission. Inc.(a)
01/30/2031	3.750%	1,320,000	1,323,258
American Axle & Manufacturing, Inc.
04/01/2025	6.250%	828,000	855,522
03/15/2026	6.250%	2,250,000	2,319,092
04/01/2027	6.500%	900,000	945,802
American Honda Finance Corp.
10/10/2023	3.625%	2,375,000	2,532,683
09/10/2024	2.150%	1,250,000	1,303,136
BorgWarner, Inc.(a)
10/01/2025	5.000%	126,000	144,745
Cooper-Standard Automotive, Inc.(a)
11/15/2026	5.625%	2,225,000	1,873,875
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	1.025%	2,000,000	2,007,710
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Daimler Finance North America LLC(a)
03/10/2025	2.125%	1,275,000	1,321,142
Dana, Inc.
11/15/2027	5.375%	685,000	723,692
06/15/2028	5.625%	1,600,000	1,720,756
Ford Motor Co.
02/01/2029	6.375%	740,000	861,560
01/15/2043	4.750%	2,600,000	2,804,332
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	0.999%	3,610,000	3,611,445
3-month USD LIBOR + 1.270% 03/28/2022	1.416%	1,000,000	998,703
3-month USD LIBOR + 1.080% 08/03/2022	1.198%	880,000	878,973
Ford Motor Credit Co. LLC
10/12/2021	3.813%	1,605,000	1,609,953
01/07/2022	5.596%	1,535,000	1,558,438
01/09/2022	3.219%	3,800,000	3,831,005
03/28/2022	3.339%	503,000	508,069
08/03/2022	2.979%	5,095,000	5,161,767
11/01/2022	3.350%	6,065,000	6,194,076
01/09/2024	3.810%	2,585,000	2,681,969
05/03/2029	5.113%	1,040,000	1,175,108
11/13/2030	4.000%	1,500,000	1,582,605
General Motors Co.
10/01/2025	6.125%	549,000	647,966
10/01/2027	6.800%	1,850,000	2,330,277
04/01/2035	5.000%	5,365,000	6,458,797
04/01/2038	5.150%	1,550,000	1,877,475
10/02/2043	6.250%	750,000	1,026,365
04/01/2045	5.200%	1,500,000	1,856,051
04/01/2048	5.400%	495,000	628,042
General Motors Financial Co., Inc.
09/25/2021	4.375%	3,155,000	3,163,050
11/06/2021	4.200%	820,000	825,619
04/10/2022	3.450%	570,000	577,578
06/30/2022	3.150%	995,000	1,014,689
07/08/2022	3.550%	1,000,000	1,026,350
03/20/2023	5.200%	590,000	630,243
07/13/2025	4.300%	1,060,000	1,170,014
03/01/2026	5.250%	2,345,000	2,699,048
06/21/2030	3.600%	1,710,000	1,855,291
Harley-Davidson Financial Services, Inc.(a)
02/04/2022	4.050%	535,000	543,020
06/08/2025	3.350%	2,260,000	2,405,165
Hyundai Capital America(a)
06/14/2024	0.875%	2,480,000	2,470,517
11/02/2026	3.500%	2,335,000	2,528,664
01/10/2028	1.800%	2,980,000	2,957,526
06/15/2028	2.000%	1,318,000	1,310,438
Kia Corp.(a)
04/16/2024	1.000%	1,405,000	1,411,186

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,186,602
Nissan Motor Co., Ltd.(a)
09/17/2027	4.345%	4,590,000	5,112,089
09/17/2030	4.810%	1,493,000	1,701,378
Toyota Motor Credit Corp.
08/13/2027	1.150%	1,031,000	1,023,631
04/06/2028	1.900%	5,720,000	5,868,850
02/13/2030	2.150%	750,000	774,922
Volkswagen Group of America Finance LLC(a)
11/12/2021	4.000%	2,965,000	2,986,500
05/13/2025	3.350%	1,685,000	1,814,015
Total			115,185,376
Banking 9.0%
Ally Financial, Inc.
10/02/2023	1.450%	5,300,000	5,380,582
ANZ New Zealand International Ltd.(a)
02/13/2023	1.900%	6,235,000	6,379,284
ANZ New Zealand Internationall Ltd.(a)
06/22/2026	1.250%	721,000	723,225
Banco Bilbao Vizcaya Argentaria SA
09/18/2023	0.875%	5,400,000	5,426,408
Banco Bradesco SA(a)
01/27/2025	3.200%	1,150,000	1,181,971
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	1,050,000	1,148,716
Banco de Credito del Peru(a),(j)
Subordinated
09/30/2031	3.250%	900,000	900,258
Banco Santander SA(a)
11/09/2022	4.125%	150,000	155,825
Banco Santander SA
02/23/2023	3.125%	800,000	830,394
05/28/2025	2.746%	1,000,000	1,054,266
03/25/2026	1.849%	2,400,000	2,438,151
03/25/2031	2.958%	400,000	415,054
Banco Santander SA(b)
3-month USD LIBOR + 1.120% 04/12/2023	1.239%	1,400,000	1,418,235
Bancolombia SA
01/29/2025	3.000%	1,075,000	1,092,202
Bank of America Corp.
01/11/2023	3.300%	2,000,000	2,082,981
Subordinated
01/22/2025	4.000%	795,000	869,889
04/21/2025	3.950%	2,500,000	2,738,251
03/03/2026	4.450%	2,000,000	2,255,856
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp.(j)
12/20/2023	3.004%	1,294,000	1,335,887
03/05/2024	3.550%	6,318,000	6,600,594
03/15/2025	3.458%	2,610,000	2,786,759
07/22/2027	1.734%	13,410,000	13,590,119
03/05/2029	3.970%	2,240,000	2,524,296
06/14/2029	2.087%	6,555,000	6,654,547
02/07/2030	3.974%	3,850,000	4,369,270
02/13/2031	2.496%	4,150,000	4,266,417
04/29/2031	2.592%	2,883,000	2,985,327
07/23/2031	1.898%	640,000	626,608
10/24/2031	1.922%	1,000,000	980,026
04/22/2032	2.687%	2,815,000	2,929,093
06/19/2041	2.676%	4,133,000	4,069,271
03/15/2050	4.330%	1,500,000	1,875,731
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	3,780,000	4,071,122
Bank of Montreal
05/01/2025	1.850%	1,135,000	1,173,027
Bank of Montreal(j)
Subordinated
12/15/2032	3.803%	1,068,000	1,181,122
Bank of New York Mellon Corp. (The)
01/29/2023	2.950%	995,000	1,030,552
08/16/2023	2.200%	3,185,000	3,294,037
04/24/2025	1.600%	3,885,000	3,991,398
07/28/2031	1.800%	3,765,000	3,737,381
Bank of New Zealand(a)
02/21/2025	2.000%	4,510,000	4,669,565
Bank of Nova Scotia (The)
05/01/2023	1.625%	8,550,000	8,739,111
08/01/2031	2.150%	3,565,000	3,599,940
Bank of Nova Scotia (The)(j)
12/31/2049	4.900%	1,130,000	1,230,257
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	3,185,000	3,381,259
02/27/2024	0.650%	1,212,000	1,212,636
11/21/2024	2.375%	5,255,000	5,496,725
Barclays PLC(j)
02/15/2023	4.610%	4,300,000	4,381,445
05/07/2025	3.932%	6,190,000	6,669,249
06/24/2031	2.645%	3,175,000	3,235,848
03/10/2032	2.667%	12,020,000	12,220,313
Subordinated
09/23/2035	3.564%	902,000	945,665
Barclays PLC
03/16/2025	3.650%	270,000	292,677
Subordinated
05/09/2028	4.836%	995,000	1,127,258
BB&T Corp.
06/20/2022	3.050%	3,365,000	3,433,186

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BNP Paribas SA(a)
03/01/2023	3.500%	895,000	935,248
01/09/2025	3.375%	1,235,000	1,324,154
BNP Paribas SA(a),(j)
11/19/2025	2.819%	2,480,000	2,604,959
06/09/2026	2.219%	11,048,000	11,376,670
01/13/2027	1.323%	1,849,000	1,830,681
09/30/2028	1.904%	3,535,000	3,556,785
04/19/2032	2.871%	8,104,000	8,401,109
Subordinated
08/12/2035	2.588%	628,000	618,204
BPCE SA(a)
01/11/2028	3.250%	460,000	502,658
10/01/2029	2.700%	2,350,000	2,465,549
Subordinated
10/22/2023	5.700%	545,000	600,090
07/11/2024	4.625%	4,200,000	4,594,798
07/21/2024	5.150%	3,578,000	3,976,078
BPCE SA(a),(j)
01/20/2032	2.277%	1,135,000	1,119,039
Canadian Imperial Bank of Commerce(j)
07/22/2023	2.606%	2,317,000	2,362,726
Canadian Imperial Bank of Commerce
01/28/2025	2.250%	3,235,000	3,379,232
Capital One Financial Corp.
03/09/2027	3.750%	984,000	1,100,680
05/11/2027	3.650%	265,000	295,648
Capital One Financial Corp.(j)
Subordinated
07/29/2032	2.359%	4,705,000	4,672,632
Citigroup, Inc.(j)
05/15/2024	1.678%	656,000	669,575
05/01/2025	0.981%	1,410,000	1,416,390
04/08/2026	3.106%	4,210,000	4,501,670
06/09/2027	1.462%	7,132,000	7,143,743
11/05/2030	2.976%	3,020,000	3,215,729
01/29/2031	2.666%	5,550,000	5,770,181
05/01/2032	2.561%	5,013,000	5,161,314
12/31/2049	4.700%	10,225,000	10,672,038
12/31/2049	5.000%	1,100,000	1,158,254
Citigroup, Inc.
05/01/2026	3.400%	1,300,000	1,424,642
Subordinated
06/10/2025	4.400%	4,250,000	4,731,755
09/13/2025	5.500%	1,500,000	1,742,785
05/18/2046	4.750%	395,000	507,817
Comerica Bank
07/23/2024	2.500%	3,995,000	4,203,925
Comerica, Inc.
07/31/2023	3.700%	2,250,000	2,384,342
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Bank of Australia(a)
Subordinated
03/11/2031	2.688%	769,000	776,427
09/12/2039	3.743%	435,000	481,912
Cooperatieve Rabobank UA
01/10/2023	2.750%	4,580,000	4,734,162
Subordinated
11/09/2022	3.950%	424,000	441,565
12/01/2023	4.625%	600,000	652,676
08/04/2025	4.375%	1,506,000	1,681,938
Cooperatieve Rabobank UA(a),(j)
06/24/2026	1.339%	970,000	975,220
09/24/2026	1.004%	920,000	912,850
02/24/2027	1.106%	6,200,000	6,147,984
Credit Agricole SA(a)
04/24/2023	3.750%	530,000	558,794
Credit Agricole SA(a),(j)
06/16/2026	1.907%	5,925,000	6,064,871
Credit Suisse AG
08/07/2026	1.250%	7,810,000	7,769,403
Credit Suisse Group AG
05/05/2023	1.000%	893,000	902,026
Credit Suisse Group AG(a),(j)
12/14/2023	2.997%	6,707,000	6,904,136
09/11/2025	2.593%	2,646,000	2,753,953
06/05/2026	2.193%	6,502,000	6,672,686
02/02/2027	1.305%	4,520,000	4,451,681
05/14/2032	3.091%	9,340,000	9,741,540
Credit Suisse Group AG(a)
01/09/2028	4.282%	1,005,000	1,124,451
Subordinated
08/08/2023	6.500%	1,030,000	1,133,467
Credit Suisse Group Funding Guernsey Ltd.
09/15/2022	3.800%	750,000	776,533
06/09/2023	3.800%	4,890,000	5,157,578
04/17/2026	4.550%	275,000	311,667
Danske Bank A/S(a)
01/12/2022	5.000%	2,000,000	2,031,702
09/12/2023	3.875%	3,995,000	4,237,758
Danske Bank A/S(a),(j)
12/20/2025	3.244%	380,000	404,341
09/11/2026	1.621%	1,245,000	1,251,751
Deutsche Bank AG
02/14/2022	5.000%	6,300,000	6,428,001
03/19/2026	1.686%	675,000	683,734
Deutsche Bank AG(j)
04/01/2025	1.447%	575,000	579,290
11/26/2025	3.961%	2,920,000	3,169,917

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
01/14/2032	3.729%	2,000,000	2,062,849
Discover Bank
08/08/2023	4.200%	5,500,000	5,890,185
03/13/2026	4.250%	789,000	888,036
Discover Financial Services
04/27/2022	5.200%	6,123,000	6,313,148
11/21/2022	3.850%	1,000,000	1,041,499
11/06/2024	3.950%	1,495,000	1,627,739
DNB Bank ASA(a)
12/02/2022	2.150%	625,000	640,144
DNB Bank ASA(a),(j)
09/16/2026	1.127%	5,265,000	5,240,274
Federation des Caisses Desjardins du Quebec(a)
02/10/2025	2.050%	1,983,000	2,055,480
Fifth Third Bancorp
06/15/2022	2.600%	1,595,000	1,621,548
Global Bank Corp.(a),(j)
04/16/2029	5.250%	400,000	427,093
Goldman Sachs Group Inc. (The)(j)
04/22/2032	2.615%	12,585,000	12,973,694
Goldman Sachs Group, Inc. (The)(j)
10/31/2022	2.876%	13,029,000	13,082,423
09/29/2025	3.272%	1,160,000	1,242,698
12/09/2026	1.093%	7,340,000	7,286,187
03/09/2027	1.431%	13,290,000	13,319,144
09/10/2027	1.542%	1,318,000	1,323,653
07/21/2032	2.383%	3,715,000	3,755,866
07/21/2042	2.908%	664,000	671,286
12/31/2049	3.650%	2,135,000	2,159,115
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	0.881%	1,402,000	1,412,887
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	2,855,000	3,156,865
Subordinated
10/21/2025	4.250%	1,344,000	1,499,705
05/22/2045	5.150%	2,410,000	3,228,407
HSBC Holdings PLC(j)
03/11/2025	3.803%	573,000	614,117
05/24/2025	0.976%	4,250,000	4,253,370
11/07/2025	2.633%	1,768,000	1,849,942
04/18/2026	1.645%	604,000	611,542
06/04/2026	2.099%	1,379,000	1,417,893
05/24/2027	1.589%	4,612,000	4,627,236
03/13/2028	4.041%	1,150,000	1,282,463
09/22/2028	2.013%	8,035,000	8,111,009
08/17/2029	2.206%	10,830,000	10,923,663
05/22/2030	3.973%	1,243,000	1,394,520
05/24/2032	2.804%	3,720,000	3,840,748
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Junior Subordinated
12/31/2049	6.000%	877,000	970,932
HSBC Holdings PLC
03/08/2026	4.300%	2,500,000	2,816,955
ING Groep NV
04/09/2024	3.550%	1,512,000	1,624,658
Intesa Sanpaolo SpA(a)
Subordinated
06/01/2032	4.198%	1,100,000	1,132,587
Itaú Unibanco Holding SA(a)
01/24/2025	3.250%	650,000	667,209
JPMorgan Chase & Co.(j)
04/01/2023	3.207%	4,085,000	4,153,831
04/23/2024	3.559%	6,540,000	6,869,253
06/01/2024	1.514%	3,060,000	3,116,247
07/23/2024	3.797%	2,675,000	2,838,311
06/23/2025	0.969%	7,530,000	7,553,514
04/22/2026	2.083%	2,695,000	2,783,574
02/04/2027	1.040%	835,000	824,455
04/22/2027	1.578%	7,535,000	7,604,304
01/23/2029	3.509%	13,570,000	14,994,689
04/23/2029	4.005%	3,180,000	3,607,889
06/01/2029	2.069%	8,428,000	8,543,831
12/05/2029	4.452%	1,193,000	1,394,823
02/04/2032	1.953%	4,476,000	4,395,273
04/22/2032	2.580%	5,283,000	5,463,727
11/19/2041	2.525%	1,018,000	988,066
04/22/2042	3.157%	2,574,000	2,735,514
11/15/2048	3.964%	3,090,000	3,666,445
12/31/2049	4.000%	4,500,000	4,557,266
12/31/2049	4.600%	7,625,000	7,911,756
12/31/2049	5.000%	1,290,000	1,358,714
04/22/2052	3.328%	991,000	1,077,642
JPMorgan Chase & Co.
07/15/2025	3.900%	4,000,000	4,409,701
Subordinated
05/01/2023	3.375%	1,000,000	1,047,973
09/10/2024	3.875%	8,940,000	9,729,608
JPMorgan Chase & Co.(b)
3-month USD LIBOR + 3.800% 12/31/2049	3.926%	5,905,000	5,935,105
Kookmin Bank(a)
Subordinated
11/04/2030	2.500%	550,000	554,445
Lloyds Banking Group PLC
08/16/2023	4.050%	2,940,000	3,139,177
03/12/2024	3.900%	2,600,000	2,805,728
03/22/2028	4.375%	1,975,000	2,272,131
Subordinated
11/04/2024	4.500%	5,560,000	6,138,432

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Banking Group PLC(j)
11/07/2023	2.907%	6,473,000	6,652,421
02/05/2026	2.438%	695,000	724,447
05/11/2027	1.627%	1,175,000	1,180,048
Macquarie Group Ltd.(a),(j)
01/12/2027	1.340%	3,430,000	3,416,131
09/23/2027	1.629%	3,095,000	3,107,126
06/23/2032	2.691%	3,725,000	3,772,672
Mitsubishi UFJ Financial Group, Inc.
02/25/2025	2.193%	2,000,000	2,080,275
07/17/2025	1.412%	1,684,000	1,704,304
09/13/2026	2.757%	255,000	271,941
Mitsubishi UFJ Financial Group, Inc.(j)
07/20/2027	1.538%	955,000	960,737
07/20/2032	2.309%	3,560,000	3,592,499
Mizuho Financial Group, Inc.(j)
07/10/2024	1.241%	1,250,000	1,264,722
09/11/2024	3.922%	2,668,000	2,843,266
05/25/2026	2.226%	797,000	825,381
07/09/2032	2.260%	5,735,000	5,733,037
Mizuho Financial Group, Inc.(a)
04/12/2026	3.477%	225,000	246,856
Morgan Stanley(j)
05/30/2025	0.790%	12,347,000	12,324,246
04/28/2026	2.188%	860,000	893,450
05/04/2027	1.593%	5,707,000	5,763,143
07/20/2027	1.512%	13,358,000	13,413,097
07/22/2028	3.591%	7,245,000	8,045,601
01/24/2029	3.772%	4,315,000	4,828,426
01/23/2030	4.431%	2,885,000	3,373,333
04/01/2031	3.622%	775,000	868,242
02/13/2032	1.794%	1,721,000	1,666,395
04/28/2032	1.928%	1,000,000	977,661
07/21/2032	2.239%	8,339,000	8,362,964
04/22/2039	4.457%	310,000	383,745
04/22/2042	3.217%	905,000	969,844
Morgan Stanley
07/23/2025	4.000%	1,725,000	1,912,958
01/27/2026	3.875%	6,665,000	7,427,925
Morgan Stanley(b)
Junior Subordinated
3-month USD LIBOR + 3.610% 12/31/2049	3.736%	5,000,000	5,016,807
National Australia Bank Ltd.
11/04/2021	3.700%	2,745,000	2,761,946
National Australia Bank Ltd.(a)
Subordinated
08/21/2030	2.332%	1,170,000	1,144,701
National Australia Bank Ltd.(a),(j)
Subordinated
08/02/2034	3.933%	1,175,000	1,282,249
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nationwide Building Society(a),(j)
04/26/2023	3.622%	1,540,000	1,571,862
03/08/2024	3.766%	3,370,000	3,524,986
08/01/2024	4.363%	4,595,000	4,903,918
07/18/2030	3.960%	870,000	981,260
NatWest Group PLC(j)
06/25/2024	4.519%	962,000	1,027,072
Subordinated
11/28/2035	3.032%	895,000	898,921
NatWest Markets PLC(a)
09/29/2022	3.625%	3,020,000	3,129,168
08/12/2024	0.800%	3,620,000	3,615,953
Northern Trust Corp.(j)
Subordinated
05/08/2032	3.375%	1,345,000	1,468,684
Oversea-Chinese Banking Corp., Ltd.(a),(j)
Subordinated
09/10/2030	1.832%	535,000	537,044
Royal Bank of Canada
07/29/2024	0.650%	4,625,000	4,628,695
06/10/2025	1.150%	8,890,000	8,946,095
04/27/2026	1.200%	1,095,000	1,096,865
Royal Bank of Scotland Group PLC
09/12/2023	3.875%	2,105,000	2,239,283
Royal Bank of Scotland Group PLC(j)
03/22/2025	4.269%	4,615,000	4,999,054
05/22/2028	3.073%	2,191,000	2,336,749
Santander Holdings USA, Inc.
06/02/2025	3.450%	4,110,000	4,411,709
Santander UK Group Holdings PLC(j)
11/15/2024	4.796%	7,062,000	7,675,645
03/15/2025	1.089%	5,545,000	5,563,785
06/14/2027	1.673%	1,185,000	1,187,701
11/03/2028	3.823%	305,000	336,516
Skandinaviska Enskilda Banken AB(a)
09/02/2025	0.850%	1,410,000	1,403,350
Societe Generale SA(a)
03/28/2024	3.875%	5,055,000	5,420,284
01/22/2025	2.625%	445,000	464,517
07/08/2025	1.375%	3,095,000	3,118,346
Societe Generale SA(a),(j)
06/09/2027	1.792%	9,584,000	9,600,162
Standard Chartered PLC(a),(j)
01/30/2026	2.819%	5,220,000	5,459,695
01/14/2027	1.456%	712,000	706,583
06/29/2032	2.678%	4,735,000	4,803,120
Subordinated
02/18/2036	3.265%	1,545,000	1,555,452

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.(j)
03/30/2026	2.901%	1,880,000	2,006,321
Sumitomo Mitsui Financial Group, Inc.
07/12/2022	2.784%	1,720,000	1,758,129
09/27/2024	2.448%	745,000	781,907
Sumitomo Mitsui Trust Bank Ltd.(a)
03/25/2024	0.850%	5,715,000	5,742,063
09/12/2025	1.050%	829,000	826,317
Svenska Handelsbanken AB(a),(j)
06/11/2027	1.418%	932,000	933,813
Toronto-Dominion Bank (The)
09/11/2025	0.750%	6,645,000	6,595,070
Truist Financial Corp.(j)
03/02/2027	1.267%	1,135,000	1,138,292
06/07/2029	1.887%	4,628,000	4,687,505
12/31/2049	5.100%	852,000	979,766
Truist Financial Corp.
08/03/2027	1.125%	762,000	752,202
U.S. Bancorp(j)
Junior Subordinated
12/31/2049	5.300%	2,980,000	3,411,591
UBS AG(a)
04/21/2022	1.750%	8,550,000	8,623,963
08/09/2024	0.700%	4,485,000	4,487,781
UBS Group AG(a),(j)
07/30/2024	1.008%	990,000	996,701
01/30/2027	1.364%	912,000	909,055
08/10/2027	1.494%	9,920,000	9,908,894
02/11/2032	2.095%	1,457,000	1,440,746
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	5,580,000	5,705,103
UniCredit SpA(a)
04/12/2022	3.750%	3,125,000	3,184,174
UniCredit SpA(a),(j)
09/22/2026	2.569%	5,195,000	5,296,059
06/03/2027	1.982%	2,285,000	2,289,192
Wells Fargo & Co.
01/24/2024	3.750%	2,500,000	2,681,228
Subordinated
08/15/2023	4.125%	4,000,000	4,277,951
12/07/2046	4.750%	360,000	459,234
Wells Fargo & Co.(j)
06/02/2024	1.654%	2,215,000	2,264,571
10/30/2025	2.406%	1,260,000	1,316,332
02/11/2026	2.164%	2,882,000	2,990,636
04/30/2026	2.188%	4,498,000	4,670,834
05/22/2028	3.584%	1,700,000	1,885,648
06/02/2028	2.393%	9,880,000	10,297,397
02/11/2031	2.572%	6,775,000	7,043,132
04/30/2041	3.068%	5,252,000	5,516,850
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Bank NA(j)
09/09/2022	2.082%	1,290,000	1,290,477
Westpac Banking Corp.
06/03/2031	2.150%	4,270,000	4,371,527
Subordinated
11/16/2040	2.963%	1,057,000	1,056,662
Total			983,046,766
Brokerage/Asset Managers/Exchanges 0.4%
Blackstone Holdings Finance Co. LLC(a)
08/05/2028	1.625%	667,000	660,782
01/30/2032	2.000%	1,790,000	1,756,539
08/05/2051	2.850%	7,128,000	7,060,405
Blue Owl Finance LLC(a)
06/10/2031	3.125%	4,570,000	4,599,837
Brookfield Finance I UK PLC
01/30/2032	2.340%	1,950,000	1,951,293
Brookfield Finance, Inc.
06/02/2026	4.250%	1,000,000	1,127,957
Charles Schwab Corp. (The)
03/20/2028	2.000%	2,038,000	2,101,249
Charles Schwab Corp. (The)(j)
12/31/2049	5.375%	3,641,000	4,054,675
CI Financial Corp.
06/15/2051	4.100%	845,000	913,677
Depository Trust & Clearing Corp. (The)(a),(j)
12/31/2049	3.375%	673,000	689,057
Hunt Companies, Inc.(a)
04/15/2029	5.250%	2,150,000	2,107,631
Intercontinental Exchange, Inc.
09/15/2040	2.650%	804,000	784,825
Jefferies Group LLC
01/20/2023	5.125%	5,000,000	5,308,412
01/20/2043	6.500%	600,000	838,916
LSEGA Financing PLC(a)
04/06/2031	2.500%	1,081,000	1,114,714
Nomura Holdings, Inc.
07/14/2031	2.608%	1,100,000	1,111,610
Owl Rock Technology Finance Corp.(a)
12/15/2025	4.750%	1,331,000	1,466,821
06/17/2026	3.750%	1,225,000	1,300,466
Raymond James Financial, Inc.
07/15/2046	4.950%	1,745,000	2,289,256
Stifel Financial Corp.
05/15/2030	4.000%	3,755,000	4,206,492
Total			45,444,614

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	35

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
Builders FirstSource, Inc.(a)
03/01/2030	5.000%	1,845,000	1,973,964
02/01/2032	4.250%	965,000	990,765
Cemex SAB de CV(a)
09/17/2030	5.200%	1,050,000	1,151,596
Cemex SAB de CV(a),(j)
Subordinated
12/31/2049	5.125%	625,000	653,958
Eagle Materials, Inc.
07/01/2031	2.500%	3,425,000	3,454,978
Martin Marietta Materials, Inc.
03/15/2030	2.500%	3,380,000	3,494,479
Standard Industries, Inc.(a)
07/15/2030	4.375%	1,845,000	1,900,806
01/15/2031	3.375%	840,000	808,555
Summit Materials LLC/Finance Corp.(a)
06/01/2025	5.125%	1,035,000	1,049,046
01/15/2029	5.250%	2,385,000	2,523,167
Vulcan Materials Co.
06/15/2047	4.500%	2,610,000	3,220,120
Total			21,221,434
Cable and Satellite 0.6%
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%	1,344,000	1,382,640
06/01/2029	5.375%	125,000	136,502
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	2,065,000	2,124,265
07/23/2025	4.908%	988,000	1,118,791
10/23/2035	6.384%	1,775,000	2,370,660
10/23/2045	6.484%	4,170,000	5,819,472
03/01/2050	4.800%	1,800,000	2,112,389
04/01/2051	3.700%	2,305,000	2,316,577
06/01/2052	3.900%	4,082,000	4,217,686
04/01/2061	3.850%	1,165,000	1,156,239
Comcast Corp.
10/15/2025	3.950%	3,212,000	3,582,254
02/01/2030	2.650%	750,000	789,921
03/01/2048	4.000%	1,460,000	1,730,851
02/01/2050	3.450%	1,900,000	2,085,240
Cox Communications, Inc.(a)
08/15/2024	3.150%	780,000	829,675
06/15/2031	2.600%	4,090,000	4,188,468
CSC Holdings LLC(a)
04/15/2027	5.500%	3,550,000	3,717,484
02/01/2028	5.375%	1,193,000	1,264,255
04/01/2028	7.500%	300,000	329,195
01/15/2030	5.750%	2,450,000	2,588,356
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.
07/01/2026	7.750%	2,039,000	2,334,627
DISH DBS Corp.(a)
06/01/2029	5.125%	1,400,000	1,393,718
Intelsat Jackson Holdings SA(l)
08/01/2023	0.000%	2,500,000	1,332,224
Intelsat Jackson Holdings SA(a),(l)
10/15/2024	0.000%	832,000	449,056
07/15/2025	0.000%	6,033,000	3,262,814
Sirius XM Radio, Inc.(a)
07/01/2029	5.500%	2,410,000	2,637,512
Time Warner Cable LLC
07/01/2038	7.300%	215,000	313,424
09/01/2041	5.500%	5,371,000	6,726,429
Viasat, Inc.(a)
04/15/2027	5.625%	2,330,000	2,419,315
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	2,000,000	2,142,581
Total			66,872,620
Chemicals 0.5%
Alpek SAB de CV(a)
02/25/2031	3.250%	400,000	411,171
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	400,000	428,979
Cabot Corp.
07/01/2029	4.000%	2,710,000	2,974,819
Celanese U.S. Holdings LLC
11/15/2022	4.625%	100,000	104,844
Celanese US Holdings LLC
08/05/2026	1.400%	1,000,000	998,204
CF Industries, Inc.
03/15/2034	5.150%	3,125,000	3,903,462
06/01/2043	4.950%	1,700,000	2,096,818
Dow Chemical Co. (The)
10/01/2034	4.250%	1,281,000	1,497,370
11/15/2042	4.375%	473,000	569,866
Eastman Chemical Co.
10/15/2044	4.650%	2,511,000	3,085,533
Ecolab, Inc.(a)
08/18/2055	2.750%	7,085,000	7,018,036
Element Solutions, Inc.(a)
09/01/2028	3.875%	2,605,000	2,667,953
FMC Corp.
10/01/2049	4.500%	340,000	407,191
GC Treasury Center Co., Ltd.(a)
03/18/2031	2.980%	750,000	769,238

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntsman International LLC
06/15/2031	2.950%	2,375,000	2,461,279
Ingevity Corp.(a)
11/01/2028	3.875%	2,595,000	2,602,818
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	3,305,000	4,395,318
LYB International Finance III LLC
05/01/2050	4.200%	2,125,000	2,498,316
04/01/2051	3.625%	4,950,000	5,391,036
LyondellBasell Industries NV
04/15/2024	5.750%	1,250,000	1,395,511
Mosaic Co. (The)
11/15/2033	5.450%	1,475,000	1,876,613
11/15/2043	5.625%	985,000	1,318,688
OCI NV(a)
10/15/2025	4.625%	2,251,000	2,347,068
PPG Industries, Inc.
03/15/2026	1.200%	1,008,000	1,008,448
Sasol Financing International Ltd.
11/14/2022	4.500%	3,800,000	3,893,531
TPC Group Inc.(a)
08/01/2024	10.875%	246,422	263,015
TPC Group, Inc.(a)
08/01/2024	10.500%	1,000,000	924,803
Westlake Chemical Corp.
08/15/2051	3.125%	2,315,000	2,241,905
Total			59,551,833
Construction Machinery 0.3%
Ashtead Capital, Inc.(a)
08/12/2031	2.450%	1,500,000	1,490,793
Caterpillar Financial Services Corp.
10/01/2021	1.931%	4,655,000	4,661,915
11/13/2025	0.800%	1,215,000	1,212,907
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	5,470,000	5,488,234
John Deere Capital Corp.
03/06/2028	1.500%	5,020,000	5,052,234
United Rentals North America, Inc.
05/15/2027	5.500%	1,078,000	1,135,651
01/15/2028	4.875%	1,230,000	1,303,332
01/15/2030	5.250%	3,000,000	3,295,129
07/15/2030	4.000%	1,280,000	1,338,286
02/15/2031	3.875%	2,875,000	2,977,135
Total			27,955,616
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
ADT Security Corp. (The)(a)
08/01/2029	4.125%	1,325,000	1,324,140
Allied Universal Holdco LLC/Finance Corp.(a)
07/15/2026	6.625%	1,000,000	1,068,497
06/01/2029	6.000%	1,300,000	1,299,924
Allied Universal Holdco LLC/Finance Corp./Atlas Luxco 4 Sarl(a)
06/01/2028	4.625%	990,000	996,256
06/01/2028	4.625%	610,000	611,636
ANGI Group LLC(a)
08/15/2028	3.875%	2,600,000	2,561,381
CBRE Services, Inc.
04/01/2031	2.500%	1,052,000	1,070,237
Expedia Group, Inc.(a)
05/01/2025	6.250%	1,094,000	1,263,587
Match Group, Inc.(a)
08/01/2030	4.125%	925,000	969,105
Total			11,164,763
Consumer Products 0.3%
Central Garden & Pet Co.
10/15/2030	4.125%	2,265,000	2,323,787
Hasbro, Inc.
11/19/2024	3.000%	1,292,000	1,372,791
11/19/2026	3.550%	1,520,000	1,666,874
Mead Johnson Nutrition Co.
11/15/2025	4.125%	640,000	718,145
Newell, Inc.
04/01/2026	4.200%	4,150,000	4,637,104
Prestige Brands, Inc.(a)
04/01/2031	3.750%	2,750,000	2,715,086
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	235,000	243,557
Scotts Miracle-Gro Co. (The)(a)
04/01/2031	4.000%	2,745,000	2,750,630
Spectrum Brands, Inc.(a)
03/15/2031	3.875%	2,750,000	2,715,976
Tempur Sealy International, Inc.(a)
04/15/2029	4.000%	1,135,000	1,172,993
Unilever Capital Corp.
08/12/2031	1.750%	975,000	968,995
08/12/2051	2.625%	6,395,000	6,446,103
Valvoline, Inc.(a)
06/15/2031	3.625%	2,460,000	2,447,714
Total			30,179,755

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	37

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.3%
Amphenol Corp.
03/01/2025	2.050%	1,015,000	1,052,816
Amsted Industries, Inc.(a)
05/15/2030	4.625%	1,685,000	1,743,626
EnerSys(a)
04/30/2023	5.000%	200,000	208,010
General Electric Co.
05/01/2030	3.625%	198,000	222,616
03/15/2032	6.750%	655,000	909,383
General Electric Co.(b)
3-month USD LIBOR + 0.480% 08/15/2036	0.605%	5,380,000	4,685,833
Honeywell International, Inc.
09/01/2031	1.750%	6,845,000	6,799,092
Kennametal, Inc.
06/15/2028	4.625%	1,370,000	1,557,839
Rockwell Automation, Inc.
08/15/2031	1.750%	1,010,000	1,003,312
Roper Technologies, Inc.
09/15/2027	1.400%	595,000	592,476
Timken Co. (The)
12/15/2028	4.500%	3,685,000	4,171,871
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	2,619,506
WW Grainger, Inc.
02/15/2025	1.850%	2,525,000	2,609,378
Total			28,175,758
Electric 3.0%
AEP Texas Central Co.(a)
10/01/2025	3.850%	1,864,000	2,043,808
AEP Texas Central Co.
02/15/2033	6.650%	1,385,000	1,866,822
AEP Texas, Inc.
01/15/2050	3.450%	1,000,000	1,061,943
05/15/2051	3.450%	1,965,000	2,087,207
AEP Transmission Co. LLC
12/01/2047	3.750%	2,150,000	2,484,313
08/15/2051	2.750%	5,110,000	5,038,744
AES Corp. (The)(a)
07/15/2025	3.300%	2,730,000	2,917,211
AES Corp. (The)
01/15/2026	1.375%	2,722,000	2,705,991
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alabama Power Co.
12/01/2023	3.550%	1,000,000	1,069,316
10/01/2049	3.450%	715,000	789,796
07/15/2051	3.125%	3,270,000	3,460,153
Alliant Energy Finance LLC(a)
06/15/2023	3.750%	2,508,000	2,638,740
06/15/2028	4.250%	5,250,000	6,004,536
Ameren Corp.
02/15/2026	3.650%	590,000	646,351
03/15/2028	1.750%	2,740,000	2,728,406
American Electric Power Co., Inc.
03/01/2050	3.250%	856,000	873,643
American Transmission Systems, Inc.(a)
09/01/2044	5.000%	777,000	1,015,265
Appalachian Power Co.
04/01/2031	2.700%	720,000	750,805
05/01/2050	3.700%	471,000	525,320
Arizona Public Service Co.
12/15/2031	2.200%	4,535,000	4,555,596
08/15/2048	4.200%	605,000	732,352
Avangrid, Inc.
04/15/2025	3.200%	1,675,000	1,794,047
06/01/2029	3.800%	3,190,000	3,601,242
Baltimore Gas & Electric Co.
09/15/2049	3.200%	730,000	783,405
Baltimore Gas and Electric Co.
06/15/2031	2.250%	917,000	937,293
Berkshire Hathaway Energy Co.
05/15/2031	1.650%	956,000	930,214
Black Hills Corp.
11/30/2023	4.250%	297,000	318,294
10/15/2029	3.050%	615,000	661,701
06/15/2030	2.500%	854,000	879,007
05/01/2033	4.350%	303,000	356,747
Calpine Corp.(a)
03/15/2028	5.125%	575,000	586,451
02/01/2029	4.625%	2,000,000	2,007,804
02/01/2031	5.000%	4,045,000	4,129,317
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	3,331,000	3,609,475
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,719,614
CMS Energy Corp.
02/15/2027	2.950%	80,000	85,195
CMS Energy Corp.(j)
06/01/2050	4.750%	2,609,000	2,940,232
12/01/2050	3.750%	830,000	842,481

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Edison Co.
08/15/2047	3.750%	434,000	508,287
09/01/2051	2.750%	5,755,000	5,707,095
Consolidated Edison Co. of New York, Inc.
03/01/2035	5.300%	178,000	226,722
06/15/2046	3.850%	1,310,000	1,470,196
06/15/2047	3.875%	1,640,000	1,870,022
12/01/2054	4.625%	399,000	510,499
11/15/2057	4.000%	577,000	666,373
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	801,614
Junior Subordinated
08/15/2024	3.071%	1,755,000	1,861,756
Dominion Energy, Inc.(j)
12/31/2049	4.650%	6,325,000	6,784,923
Dominion Resources, Inc.
01/15/2022	2.750%	2,509,000	2,526,297
DTE Electric Co.
04/01/2028	1.900%	383,000	392,199
05/15/2048	4.050%	210,000	258,035
04/01/2051	3.250%	383,000	420,260
DTE Energy Co.
10/01/2024	2.529%	2,165,000	2,268,909
06/01/2025	1.050%	2,260,000	2,255,594
10/01/2026	2.850%	10,155,000	10,866,910
Duke Energy Carolinas LLC
04/15/2031	2.550%	384,000	403,499
09/30/2042	4.000%	585,000	694,551
03/15/2046	3.875%	159,000	185,612
Duke Energy Corp.
04/15/2024	3.750%	3,500,000	3,756,464
09/15/2025	0.900%	3,610,000	3,582,260
09/01/2026	2.650%	4,710,000	5,009,038
06/15/2031	2.550%	1,500,000	1,543,310
Duke Energy Corp.(j)
12/31/2049	4.875%	625,000	669,761
Duke Energy Indiana LLC
05/15/2046	3.750%	330,000	376,726
Duke Energy Ohio, Inc.
06/01/2030	2.125%	446,000	450,861
06/15/2046	3.700%	3,165,000	3,641,939
Duke Energy Progress LLC
05/15/2042	4.100%	1,748,000	2,082,516
03/15/2043	4.100%	955,000	1,159,812
03/30/2044	4.375%	770,000	963,346
08/15/2045	4.200%	341,000	415,565
10/15/2046	3.700%	330,000	376,949
09/15/2047	3.600%	940,000	1,059,552
08/15/2051	2.900%	5,760,000	5,820,435
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duquesne Light Holdings, Inc.(a)
10/01/2030	2.532%	583,000	582,691
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,612,723
Entergy Corp.
09/15/2025	0.900%	3,770,000	3,724,041
06/15/2030	2.800%	439,000	459,621
06/15/2031	2.400%	1,008,000	1,015,617
Entergy Louisiana LLC
10/01/2026	2.400%	2,500,000	2,633,227
03/15/2051	2.900%	475,000	475,783
Entergy Mississippi LLC
06/01/2049	3.850%	1,250,000	1,463,858
Entergy Texas, Inc.
12/01/2027	3.450%	2,510,000	2,724,817
03/30/2029	4.000%	362,000	411,128
Evergy Metro, Inc.
06/01/2030	2.250%	594,000	608,215
Eversource Energy
08/15/2025	0.800%	687,000	679,983
08/15/2026	1.400%	3,420,000	3,430,538
Exelon Corp.
04/15/2030	4.050%	85,000	97,455
04/15/2046	4.450%	1,050,000	1,295,717
04/15/2050	4.700%	130,000	166,541
Junior Subordinated
06/01/2022	3.497%	4,600,000	4,695,825
Exelon Generation Co. LLC
10/01/2041	5.750%	2,000,000	2,390,187
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%	3,224,000	3,411,446
Fortis, Inc.
10/04/2026	3.055%	477,000	514,736
Georgia Power Co.
09/15/2024	2.200%	880,000	916,502
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,590,360
Idaho Power Co.
03/01/2048	4.200%	525,000	646,316
Indiana Michigan Power Co.
05/01/2051	3.250%	1,409,000	1,510,994
Inkia Energy Ltd.(a)
11/09/2027	5.875%	1,675,000	1,719,902
Interstate Power and Light, Co.
12/01/2024	3.250%	821,000	880,373
06/01/2030	2.300%	683,000	699,422
IPALCO Enterprises, Inc.
05/01/2030	4.250%	2,000,000	2,276,591

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	39

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	1,600,000	1,735,626
01/15/2026	4.300%	2,000,000	2,225,185
03/01/2032	2.750%	424,000	440,846
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	2,682,592
Kallpa Generacion SA(a)
08/16/2027	4.125%	1,000,000	1,032,726
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	727,408
Kentucky Utilities Co.
06/01/2050	3.300%	337,000	361,663
Metropolitan Edison Co.(a)
01/15/2029	4.300%	2,000,000	2,264,644
MidAmerican Energy Co.
08/01/2052	2.700%	1,720,000	1,695,147
Mississippi Power Co.
03/15/2042	4.250%	430,000	517,292
07/30/2051	3.100%	1,835,000	1,894,378
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	550,000	551,692
Monongahela Power Co.(a)
05/15/2027	3.550%	641,000	707,332
Narragansett Electric Co. (The)(a)
04/09/2030	3.395%	2,191,000	2,417,107
National Rural Utilities Cooperative Finance Corp.
02/07/2024	2.950%	3,765,000	3,966,780
03/15/2030	2.400%	1,398,000	1,446,850
06/15/2031	1.650%	1,390,000	1,340,646
National Rural Utilities Cooperative Finance Corp.(j)
04/30/2043	4.750%	1,587,000	1,658,430
Subordinated
04/20/2046	5.250%	1,750,000	1,916,250
New England Power Co.(a)
10/06/2050	2.807%	3,670,000	3,516,592
NextEra Energy Capital Holdings, Inc.
09/01/2021	2.403%	2,600,000	2,600,141
03/01/2023	0.650%	5,615,000	5,637,007
06/15/2023	3.625%	3,000,000	3,139,122
06/15/2028	1.900%	704,000	713,340
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.270% 02/22/2023	0.401%	3,000,000	3,000,230
NRG Energy, Inc.(a)
12/02/2025	2.000%	560,000	571,619
12/02/2027	2.450%	2,420,000	2,463,034
02/15/2029	3.375%	325,000	326,434
06/15/2029	5.250%	2,500,000	2,710,424
02/15/2031	3.625%	940,000	956,286
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
01/15/2027	6.625%	2,226,000	2,308,108
NSTAR Electric Co.
08/15/2031	1.950%	1,205,000	1,205,075
Oglethorpe Power Corp.
08/01/2050	3.750%	692,000	754,782
Pacific Gas and Electric Co.(b)
3-month USD LIBOR + 1.375% 11/15/2021	1.500%	4,850,000	4,851,407
Pacific Gas and Electric Co.
06/15/2028	3.000%	3,200,000	3,197,892
07/01/2030	4.550%	5,735,000	6,129,760
04/15/2042	4.450%	583,000	584,286
03/15/2045	4.300%	984,000	964,086
03/15/2046	4.250%	440,000	430,033
PacifiCorp
03/15/2051	3.300%	680,000	734,631
06/15/2052	2.900%	3,425,000	3,423,786
PECO Energy Co.
10/01/2044	4.150%	290,000	357,308
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,990,000	2,115,669
PSEG Power LLC
06/01/2023	3.850%	2,770,000	2,923,686
Public Service Enterprise Group, Inc.
08/15/2025	0.800%	666,000	659,190
08/15/2030	1.600%	586,000	560,274
San Diego Gas & Electric Co.
08/15/2051	2.950%	5,760,000	5,781,825
Sierra Pacific Power Co.
05/01/2026	2.600%	758,000	805,481
South Carolina Electric & Gas Co.
05/15/2033	5.300%	701,000	925,309
Southern California Edison Co.
08/01/2023	0.700%	3,275,000	3,277,945
06/01/2031	2.500%	2,415,000	2,439,608
Southern Co. (The)
07/01/2036	4.250%	595,000	699,405
Southern Co. (The)(j)
01/15/2051	4.000%	1,210,000	1,284,995
09/15/2051	3.750%	1,803,000	1,842,100
Southwestern Electric Power Co.
03/15/2026	1.650%	4,257,000	4,325,683
10/01/2026	2.750%	6,450,000	6,852,871
Tampa Electric Co.
05/15/2044	4.350%	450,000	556,535
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	1,324,209

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tucson Electric Power Co.
03/15/2023	3.850%	2,480,000	2,584,028
12/01/2048	4.850%	275,000	363,658
06/15/2050	4.000%	2,690,000	3,246,306
Union Electric Co.
09/15/2042	3.900%	613,000	715,263
Virginia Electric & Power Co.
09/01/2022	3.450%	1,500,000	1,534,728
03/15/2027	3.500%	1,500,000	1,665,127
09/15/2047	3.800%	1,000,000	1,159,326
Vistra Operations Co. LLC(a)
07/15/2024	3.550%	2,505,000	2,648,671
02/15/2027	5.625%	2,950,000	3,071,481
07/31/2027	5.000%	2,000,000	2,080,027
05/01/2029	4.375%	1,125,000	1,141,968
Vistra Operations Co., LLC(a)
01/30/2027	3.700%	885,000	940,366
WEC Energy Group, Inc.
10/15/2027	1.375%	1,135,000	1,122,427
Wisconsin Electric Power Co.
06/15/2028	1.700%	706,000	713,764
Wisconsin Public Service Corp.
12/01/2042	3.671%	845,000	981,228
Total			327,902,463
Environmental 0.0%
GFL Environmental, Inc.(a)
08/01/2025	3.750%	435,000	447,955
12/15/2026	5.125%	673,000	710,274
09/01/2028	3.500%	2,170,000	2,165,633
Republic Services, Inc.
02/15/2031	1.450%	734,000	698,783
02/15/2032	1.750%	630,000	609,027
Waste Connections, Inc.
04/01/2050	3.050%	885,000	914,995
Waste Management, Inc.
03/15/2031	1.500%	554,000	531,442
Total			6,078,109
Finance Companies 0.9%
AerCap Ireland Capital DAC/Global Aviation Trust
05/26/2022	3.500%	1,305,000	1,330,053
01/16/2024	4.875%	3,745,000	4,058,875
02/15/2024	3.150%	3,225,000	3,371,583
07/21/2027	3.650%	465,000	494,681
Air Lease Corp.
02/15/2024	0.700%	2,750,000	2,740,224
03/01/2025	3.250%	2,500,000	2,655,462
08/15/2026	1.875%	3,410,000	3,420,660
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aircastle Ltd.(a)
01/26/2028	2.850%	3,335,000	3,411,477
Ares Capital Corp.
03/01/2025	4.250%	210,000	226,949
07/15/2025	3.250%	2,525,000	2,666,852
06/15/2028	2.875%	8,555,000	8,724,906
Aviation Capital Group LLC(a)
05/01/2023	3.875%	3,391,000	3,546,697
01/30/2024	4.375%	483,000	517,697
12/15/2024	5.500%	1,069,000	1,205,262
Avolon Holdings Funding Ltd.(a)
05/01/2022	3.625%	383,000	389,779
07/01/2024	3.950%	750,000	800,482
02/15/2025	2.875%	3,181,000	3,279,618
02/21/2026	2.125%	422,000	420,567
04/15/2026	4.250%	2,875,000	3,125,892
11/18/2027	2.528%	2,283,000	2,266,847
02/21/2028	2.750%	3,241,000	3,252,499
FS KKR Capital Corp.
02/01/2025	4.125%	750,000	798,181
01/15/2026	3.400%	2,205,000	2,303,196
GE Capital Funding LLC
05/15/2027	4.050%	3,130,000	3,540,906
05/15/2030	4.400%	4,036,000	4,732,916
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	750,000	819,923
11/15/2035	4.418%	6,776,000	8,230,020
Main Street Capital Corp.
05/01/2024	5.200%	1,007,000	1,093,394
07/14/2026	3.000%	1,335,000	1,379,561
Navient Corp.
03/15/2027	5.000%	1,220,000	1,278,374
Oaktree Specialty Lending Corp.
02/25/2025	3.500%	1,135,000	1,193,059
01/15/2027	2.700%	1,103,000	1,114,242
Owl Rock Capital Corp.
01/15/2026	4.250%	3,340,000	3,601,522
07/15/2026	3.400%	1,815,000	1,899,762
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	3,105,000	3,257,152
02/15/2024	5.500%	379,000	415,721
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	1,335,000	1,366,461
Quicken Loans, Inc.(a)
01/15/2028	5.250%	1,230,000	1,297,569
Springleaf Finance Corp.
03/15/2024	6.125%	2,600,000	2,802,743
Total			93,031,764

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	41

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	1,492,000	1,838,224
02/01/2046	4.900%	12,360,000	15,796,525
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	1,735,000	1,913,328
Anheuser-Busch InBev Worldwide, Inc.
01/23/2039	5.450%	872,000	1,151,301
04/15/2048	4.600%	1,180,000	1,456,661
01/23/2049	5.550%	2,915,000	4,060,056
B&G Foods, Inc.
04/01/2025	5.250%	2,200,000	2,255,877
Bacardi Ltd.(a)
05/15/2038	5.150%	4,315,000	5,413,333
05/15/2048	5.300%	1,060,000	1,416,281
Brown-Forman Corp.
04/15/2025	3.500%	1,645,000	1,795,787
Bunge Ltd. Finance Corp.
03/15/2024	4.350%	4,470,000	4,845,905
05/14/2031	2.750%	4,203,000	4,316,759
Campbell Soup Co.
04/24/2050	3.125%	3,875,000	3,855,973
Cargill, Inc.(a)
05/23/2049	3.875%	1,140,000	1,388,143
Central America Botling Corp.(a)
01/31/2027	5.750%	1,600,000	1,671,899
Coca-Cola Co. (The)
05/05/2041	2.875%	1,134,000	1,191,787
Coca-Cola Europacific Partners PLC(a)
05/03/2024	0.800%	6,295,000	6,287,472
Constellation Brands, Inc.
12/01/2025	4.750%	600,000	688,314
Diageo Capital PLC
04/29/2032	2.125%	173,000	174,681
General Mills, Inc.
04/17/2025	4.000%	1,500,000	1,656,728
Hormel Foods Corp.
06/03/2051	3.050%	1,575,000	1,676,082
JBS USA LUX SA/USA Finance, Inc.(a)
02/15/2028	6.750%	3,000,000	3,287,741
Kraft Heinz Foods Co.
01/26/2039	6.875%	825,000	1,230,502
10/01/2039	4.625%	2,070,000	2,472,143
06/04/2042	5.000%	3,000,000	3,772,933
06/01/2046	4.375%	535,000	618,040
10/01/2049	4.875%	4,985,000	6,211,960
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mars, Inc.(a)
07/16/2026	0.875%	836,000	824,721
07/16/2040	2.375%	1,000,000	978,028
04/01/2054	4.125%	1,445,000	1,839,936
Mondelez International, Inc.
04/13/2030	2.750%	1,240,000	1,313,409
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	3,765,000	4,055,956
Pilgrim’s Pride Corp.(a),(c)
03/01/2032	3.500%	890,000	908,928
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,500,000	1,569,410
12/15/2029	5.500%	2,275,000	2,437,890
04/15/2030	4.625%	335,000	342,367
09/15/2031	4.500%	1,500,000	1,515,960
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,550,000	2,575,007
Smithfield Foods, Inc.(a)
10/15/2030	3.000%	2,020,000	2,054,394
Viterra Finance BV(a)
04/21/2026	2.000%	3,390,000	3,425,212
Total			106,285,653
Foreign Agencies 0.0%
PT Bank Mandiri Persero Tbk(a)
04/11/2024	3.750%	850,000	901,514
Gaming 0.3%
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,375,000	2,409,357
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	740,000	802,253
09/01/2024	3.350%	610,000	644,039
06/01/2025	5.250%	2,079,000	2,332,945
04/15/2026	5.375%	4,615,000	5,291,080
01/15/2029	5.300%	765,000	896,782
01/15/2030	4.000%	1,670,000	1,813,636
Golden Entertainment, Inc.(a)
04/15/2026	7.625%	1,720,000	1,828,473
International Game Technology PLC(a)
02/15/2025	6.500%	1,775,000	1,979,912
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	1,915,000	2,089,090
MGM Resorts International
05/01/2025	6.750%	1,800,000	1,911,088
09/01/2026	4.625%	188,000	198,332
04/15/2027	5.500%	2,615,000	2,848,600
Scientific Games International, Inc.(a)
07/01/2025	8.625%	2,200,000	2,375,248
10/15/2025	5.000%	925,000	951,576

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VICI Properties LP/Note Co., Inc.(a)
02/15/2027	3.750%	2,000,000	2,081,275
Total			30,453,686
Health Care 1.7%
Abbott Laboratories
11/30/2023	3.400%	2,733,000	2,901,007
11/30/2046	4.900%	218,000	302,508
AmerisourceBergen Corp.
03/15/2031	2.700%	5,500,000	5,709,719
Barnabas Health, Inc.
07/01/2028	4.000%	3,200,000	3,629,462
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.161%	2,963,000	2,982,811
Becton Dickinson and Co.
12/15/2024	3.734%	44,000	47,755
05/15/2044	4.875%	1,555,000	1,864,589
Cigna Corp.
07/15/2023	3.750%	1,388,000	1,469,347
11/15/2025	4.125%	2,149,000	2,401,962
03/01/2027	3.400%	2,190,000	2,411,578
10/15/2028	4.375%	2,000,000	2,334,569
08/15/2038	4.800%	3,445,000	4,312,530
07/15/2046	4.800%	2,400,000	3,066,982
12/15/2048	4.900%	5,344,000	6,988,430
03/15/2050	3.400%	585,000	623,755
03/15/2051	3.400%	1,215,000	1,295,856
CommonSpirit Health
10/01/2025	1.547%	3,000,000	3,038,213
10/01/2030	2.782%	1,485,000	1,554,915
11/01/2042	4.350%	500,000	591,252
CVS Health Corp.
07/20/2025	3.875%	1,007,000	1,108,323
03/25/2028	4.300%	1,017,000	1,171,582
09/15/2031	2.125%	1,135,000	1,131,736
07/20/2035	4.875%	1,000,000	1,231,269
03/25/2038	4.780%	8,749,000	10,874,824
04/01/2040	4.125%	1,970,000	2,304,428
08/21/2040	2.700%	1,033,000	1,013,239
07/20/2045	5.125%	946,000	1,247,956
03/25/2048	5.050%	12,541,000	16,588,928
DaVita, Inc.(a)
06/01/2030	4.625%	1,130,000	1,180,659
02/15/2031	3.750%	1,640,000	1,621,308
Dentsply Sirona, Inc.
06/01/2030	3.250%	888,000	961,962
DH Europe Finance II SARL
11/15/2024	2.200%	3,735,000	3,900,594
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	1,064,017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%	3,805,000	3,840,558
12/01/2031	3.000%	2,525,000	2,615,430
HCA, Inc.
05/01/2023	4.750%	175,000	186,568
02/01/2025	5.375%	2,900,000	3,265,666
04/15/2025	5.250%	4,199,000	4,792,777
06/15/2025	7.690%	750,000	909,727
06/15/2026	5.250%	1,830,000	2,116,059
02/15/2027	4.500%	1,705,000	1,932,006
12/01/2027	7.050%	10,000	12,549
06/15/2029	4.125%	3,882,000	4,394,948
09/01/2030	3.500%	2,375,000	2,547,622
07/15/2031	2.375%	660,000	660,249
06/15/2047	5.500%	1,935,000	2,553,666
06/15/2049	5.250%	3,525,000	4,598,483
07/15/2051	3.500%	1,680,000	1,714,614
Laboratory Corp. of America Holdings
11/01/2023	4.000%	342,000	363,724
09/01/2024	3.250%	2,657,000	2,834,634
Mayo Clinic
11/15/2052	4.128%	750,000	974,617
McKesson Corp.
08/15/2026	1.300%	8,590,000	8,578,474
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	5,946,580
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	785,000	1,123,874
08/01/2119	3.954%	305,000	371,249
NYU Langone Hospitals
07/01/2043	5.750%	705,000	1,011,941
PerkinElmer, Inc.
09/15/2029	3.300%	1,878,000	2,037,950
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
12/01/2026	9.750%	2,875,000	3,063,034
Smith & Nephew PLC
10/14/2030	2.032%	1,592,000	1,568,062
STERIS Irish FinCo Unlimited, Co.
03/15/2031	2.700%	448,000	462,401
03/15/2051	3.750%	2,065,000	2,266,308
Tenet Healthcare Corp.
07/15/2024	4.625%	1,301,000	1,319,108
Tenet Healthcare Corp.(a)
11/01/2027	5.125%	2,000,000	2,104,859
10/01/2028	6.125%	3,500,000	3,700,522
06/01/2029	4.250%	2,750,000	2,809,129
Texas Health Resources
11/15/2055	4.330%	700,000	933,183
Thermo Fisher Scientific, Inc.
10/15/2041	2.800%	3,620,000	3,698,429

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	43

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Health Services, Inc.(a)
09/01/2026	1.650%	1,485,000	1,486,021
10/15/2030	2.650%	2,485,000	2,532,011
01/15/2032	2.650%	3,205,000	3,224,424
Total			181,479,521
Healthcare Insurance 0.4%
Aetna, Inc.
06/15/2036	6.625%	784,000	1,143,807
05/15/2042	4.500%	1,713,000	2,082,690
Anthem, Inc.
09/15/2029	2.875%	1,084,000	1,156,628
Centene Corp.
12/15/2027	4.250%	3,855,000	4,076,330
07/15/2028	2.450%	3,832,000	3,891,941
12/15/2029	4.625%	1,175,000	1,289,611
02/15/2030	3.375%	1,200,000	1,255,625
Health Care Service Corp., a Mutual Legal Reserve Co.(a)
06/01/2025	1.500%	599,000	610,626
Humana, Inc.
04/01/2025	4.500%	1,162,000	1,296,556
02/03/2027	1.350%	935,000	931,378
08/15/2029	3.125%	1,240,000	1,340,468
02/03/2032	2.150%	1,275,000	1,271,958
Molina Healthcare, Inc.
11/15/2022	5.375%	1,231,000	1,276,657
Molina Healthcare, Inc.(a)
06/15/2028	4.375%	2,500,000	2,626,825
11/15/2030	3.875%	1,500,000	1,597,801
UnitedHealth Group, Inc.
05/15/2026	1.150%	513,000	516,654
05/15/2031	2.300%	1,411,000	1,461,581
08/15/2039	3.500%	641,000	724,538
05/15/2041	3.050%	3,427,000	3,633,129
07/15/2045	4.750%	460,000	613,469
05/15/2051	3.250%	5,161,000	5,654,442
Wellpoint, Inc.
08/15/2024	3.500%	4,089,000	4,390,785
Total			42,843,499
Healthcare REIT 0.3%
Diversified Healthcare Trust
06/15/2025	9.750%	3,175,000	3,503,351
Healthcare Realty Trust, Inc.
05/01/2025	3.875%	440,000	478,877
03/15/2031	2.050%	1,280,000	1,259,484
Healthcare Trust of America Holdings LP
03/15/2031	2.000%	2,245,000	2,180,230
MPT Operating Partnership LP/Finance Corp.
03/15/2031	3.500%	2,620,000	2,697,597
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	1,070,728
02/01/2031	3.375%	2,130,000	2,203,150
Senior Housing Properties Trust
05/01/2024	4.750%	1,100,000	1,135,240
Ventas Realty LP
09/01/2031	2.500%	5,465,000	5,491,743
09/30/2043	5.700%	234,000	314,794
04/15/2049	4.875%	1,225,000	1,553,947
Welltower, Inc.
06/01/2031	2.800%	8,255,000	8,628,342
Total			30,517,483
Home Construction 0.3%
Ashton Woods USA LLC/Finance Co.(a)
01/15/2028	6.625%	1,700,000	1,809,475
Brookfield Residential Properties, Inc./US Corp.(a)
09/15/2027	6.250%	1,560,000	1,647,116
02/15/2030	4.875%	2,575,000	2,596,384
Century Communities, Inc.
06/01/2027	6.750%	2,500,000	2,669,436
Mattamy Group Corp.(a)
03/01/2030	4.625%	4,500,000	4,613,756
MDC Holdings, Inc.
08/06/2061	3.966%	5,765,000	5,622,746
Meritage Homes Corp.
06/06/2027	5.125%	2,000,000	2,262,133
PulteGroup, Inc.
03/01/2026	5.500%	737,000	861,713
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	2,000,000	2,254,449
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	3,446,000	3,632,562
Total			27,969,770
Independent Energy 0.8%
Aker BP ASA(a)
01/15/2026	2.875%	2,875,000	3,039,048
01/15/2030	3.750%	1,755,000	1,898,939
Antero Resources Corp.
03/01/2025	5.000%	850,000	867,774
Apache Corp.
09/01/2040	5.100%	2,560,000	2,845,909
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)
11/01/2026	7.000%	600,000	611,139
11/01/2027	9.000%	150,000	199,556
12/31/2028	8.250%	2,500,000	2,641,503

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Resources LLC
10/15/2036	5.950%	275,000	382,877
Canadian Natural Resources Ltd.
06/30/2033	6.450%	730,000	964,133
02/01/2039	6.750%	300,000	422,594
Cimarex Energy Co.
05/15/2027	3.900%	1,920,000	2,121,703
Conoco Funding Co.
10/15/2031	7.250%	2,000,000	2,910,759
ConocoPhillips(a)
10/01/2027	3.750%	654,000	735,385
02/15/2031	2.400%	1,343,000	1,380,338
Continental Resources, Inc.
04/15/2023	4.500%	385,000	401,235
06/01/2024	3.800%	1,683,000	1,796,401
01/15/2028	4.375%	3,700,000	4,145,446
Devon Energy Corp.(a)
09/15/2024	5.250%	78,000	86,564
Devon Energy Corp.
07/15/2041	5.600%	1,875,000	2,346,949
Diamondback Energy, Inc.
03/24/2023	0.900%	1,285,000	1,284,348
12/01/2024	2.875%	4,420,000	4,642,716
05/31/2025	4.750%	3,039,000	3,400,996
12/01/2026	3.250%	2,990,000	3,208,603
12/01/2029	3.500%	1,995,000	2,150,238
03/24/2031	3.125%	5,168,000	5,393,115
03/24/2051	4.400%	510,000	585,661
Energean Israel Finance Ltd.(a)
03/30/2026	4.875%	116,000	118,898
03/30/2028	5.375%	1,890,000	1,931,421
Hess Corp.
02/15/2041	5.600%	3,651,000	4,556,499
Indigo Natural Resources LLC(a)
02/01/2029	5.375%	2,600,000	2,683,583
Lundin Energy Finance BV(a)
07/15/2026	2.000%	532,000	536,000
07/15/2031	3.100%	3,400,000	3,453,694
Newfield Exploration Co.
07/01/2024	5.625%	6,305,000	7,023,306
Occidental Petroleum Corp.(h)
10/10/2036	0.000%	14,950,000	8,112,353
Pioneer Natural Resources Co.
05/15/2023	0.550%	3,235,000	3,233,313
Range Resources Corp.
02/01/2026	9.250%	2,600,000	2,845,370
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santos Finance Ltd.(a)
04/29/2031	3.649%	1,460,000	1,509,136
Total			86,467,502
Integrated Energy 0.3%
BP Capital Markets America, Inc.
11/28/2023	3.216%	734,000	775,738
04/14/2024	3.224%	566,000	601,435
08/10/2030	1.749%	614,000	604,672
02/08/2061	3.379%	1,367,000	1,416,866
BP Capital Markets PLC(j)
12/31/2059	4.875%	856,000	939,405
Cenovus Energy, Inc.
04/15/2027	4.250%	5,000,000	5,556,321
06/15/2047	5.400%	1,345,000	1,661,636
Chevron Corp.
05/11/2050	3.078%	1,540,000	1,624,208
Chevron USA, Inc.
10/15/2029	3.250%	31,000	34,325
08/15/2047	4.950%	1,095,000	1,497,067
Exxon Mobil Corp.
03/19/2040	4.227%	690,000	835,884
03/19/2050	4.327%	2,532,000	3,176,453
04/15/2051	3.452%	5,440,000	6,014,381
Husky Energy, Inc.
04/15/2022	3.950%	3,000,000	3,038,220
Shell International Finance BV
05/11/2025	3.250%	821,000	890,370
05/11/2035	4.125%	825,000	985,412
Total Capital International SA
06/29/2041	2.986%	1,013,000	1,050,416
Total			30,702,809
Leisure 0.0%
AMC Entertainment Holdings, Inc.(a),(k)
06/15/2026	12.000%	720,233	649,720
Life Insurance 0.7%
AIG Global Funding(a)
06/17/2024	0.650%	3,880,000	3,883,656
09/22/2025	0.900%	3,545,000	3,512,134
Athene Global Funding(a)
05/26/2023	2.800%	1,357,000	1,410,582
06/29/2026	1.608%	8,045,000	8,096,623
11/12/2026	2.950%	816,000	877,566
03/24/2028	2.500%	5,470,000	5,657,387
Brighthouse Financial Global Funding(a)
04/12/2024	1.000%	1,375,000	1,384,887
Brighthouse Financial, Inc.
06/22/2047	4.700%	1,997,000	2,266,885

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	45

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Empower Finance 2020 LP(a)
09/17/2027	1.357%	407,000	404,504
Equitable Financial Life Global Funding(a)
03/08/2028	1.800%	2,475,000	2,486,671
GA Global Funding Trust(a)
04/08/2024	1.000%	4,930,000	4,966,024
Great-West Lifeco US Finance 2020 LP(a)
08/12/2025	0.904%	4,190,000	4,157,009
Lincoln National Corp.
06/15/2040	7.000%	930,000	1,449,265
New York Life Global Funding(a)
08/01/2031	1.850%	3,755,000	3,735,831
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	2,620,000	3,042,639
Northwestern Mutual Global Funding(a)
06/01/2028	1.700%	1,313,000	1,337,086
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	1,086,000	1,225,033
Pacific Life Global Funding II(a)
04/14/2026	1.375%	1,287,000	1,298,603
Pine Street Trust II(a)
02/15/2049	5.568%	1,890,000	2,519,630
Principal Financial Group, Inc.
05/15/2023	3.125%	667,000	697,170
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	4,195,000	4,467,022
05/07/2025	2.750%	4,340,000	4,583,020
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	2,040,000	2,694,168
05/15/2047	4.270%	4,785,000	5,907,117
05/15/2050	3.300%	3,980,000	4,295,532
Unum Group
06/15/2051	4.125%	4,272,000	4,333,225
Total			80,689,269
Lodging 0.1%
Choice Hotels International, Inc.
12/01/2029	3.700%	720,000	776,810
Marriott International, Inc.
12/01/2023	4.150%	3,885,000	4,146,732
10/15/2032	3.500%	3,400,000	3,631,595
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	2,555,000	2,645,005
Total			11,200,142
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.4%
CBS Corp.
05/15/2033	5.500%	1,500,000	1,927,022
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	5,323,000	3,532,906
Discovery Communications LLC
03/20/2023	2.950%	1,543,000	1,597,923
09/20/2047	5.200%	2,609,000	3,282,539
05/15/2049	5.300%	2,065,000	2,636,636
05/15/2050	4.650%	2,890,000	3,422,954
09/15/2055	4.000%	3,568,000	3,827,214
Gray Television, Inc.(a)
05/15/2027	7.000%	2,350,000	2,520,708
Interpublic Group of Companies, Inc. (The)
10/01/2021	3.750%	891,000	893,536
04/15/2024	4.200%	345,000	373,960
Prosus NV(a)
07/13/2031	3.061%	5,845,000	5,728,570
Sinclair Television Group, Inc.(a)
02/15/2027	5.125%	2,620,000	2,545,073
TEGNA, Inc.
03/15/2028	4.625%	755,000	783,357
09/15/2029	5.000%	1,655,000	1,753,300
Viacom, Inc.
04/30/2036	6.875%	1,955,000	2,821,460
04/01/2044	5.250%	2,312,000	2,977,110
Walt Disney Co. (The)
03/15/2033	6.550%	1,000,000	1,434,206
01/13/2051	3.600%	940,000	1,086,699
Total			43,145,173
Metals and Mining 0.3%
Anglo American Capital PLC(a)
03/17/2028	2.250%	3,020,000	3,063,639
04/01/2030	5.625%	149,000	183,881
First Quantum Minerals Ltd.(a)
04/01/2025	7.500%	2,800,000	2,905,360
FMG Resources August 2006 Pty Ltd.(a)
04/01/2031	4.375%	1,705,000	1,832,997
Freeport-McMoRan, Inc.
03/01/2030	4.250%	2,285,000	2,476,117
Glencore Funding LLC(a)
03/12/2024	4.125%	1,375,000	1,479,438
Kinross Gold Corp.
07/15/2027	4.500%	1,239,000	1,424,193
Newcrest Finance Pty Ltd.(a)
05/13/2030	3.250%	412,000	445,822
05/13/2050	4.200%	330,000	387,082

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newmont Corp.
10/01/2030	2.250%	3,784,000	3,814,160
Novelis Corp.(a)
01/30/2030	4.750%	2,535,000	2,699,591
Rain CII Carbon LLC/Corp.(a)
04/01/2025	7.250%	800,000	827,041
Southern Copper Corp.
11/08/2022	3.500%	130,000	134,319
04/23/2025	3.875%	600,000	653,532
Steel Dynamics, Inc.
06/15/2025	2.400%	509,000	530,821
10/15/2027	1.650%	775,000	775,097
01/15/2031	3.250%	1,510,000	1,639,707
Teck Resources Ltd.
08/15/2040	6.000%	730,000	942,736
07/15/2041	6.250%	4,084,000	5,447,572
Vedanta Resources Finance II PLC(a)
03/11/2025	8.950%	200,000	202,952
Total			31,866,057
Midstream 1.2%
AmeriGas Partners LP/Finance Corp.
05/20/2024	5.625%	2,500,000	2,733,577
08/20/2026	5.875%	2,300,000	2,586,076
Cheniere Corpus Christi Holdings LLC
11/15/2029	3.700%	1,035,000	1,137,358
Colonial Enterprises, Inc.(a)
05/15/2030	3.250%	3,505,000	3,833,604
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,563,964
Crestwood Midstream Partners LP/Finance Corp.(a)
05/01/2027	5.625%	2,595,000	2,615,054
Enbridge, Inc.(j)
07/15/2080	5.750%	1,258,000	1,423,739
Energy Transfer Operating LP
03/15/2023	4.250%	1,890,000	1,973,925
01/15/2024	5.875%	2,575,000	2,837,079
06/01/2027	5.500%	1,758,000	2,072,570
06/15/2028	4.950%	1,000,000	1,158,502
05/15/2030	3.750%	2,585,000	2,809,812
04/15/2047	5.300%	1,656,000	1,949,416
Energy Transfer Partners LP
03/15/2035	4.900%	170,000	195,798
06/15/2038	5.800%	670,000	830,132
10/01/2043	5.950%	280,000	347,688
03/15/2045	5.150%	2,220,000	2,578,390
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	2,500,000	2,671,267
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Products Operating LLC
02/15/2024	3.900%	500,000	535,510
02/15/2025	3.750%	600,000	651,954
05/15/2046	4.900%	1,400,000	1,744,790
Enterprise Products Operating LLC(j)
08/16/2077	4.875%	673,000	659,139
Flex Intermediate Holdco LLC(a)
06/30/2031	3.363%	1,410,000	1,444,656
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	655,000	652,585
09/30/2040	2.940%	450,000	457,885
Hess Midstream Operations LP(a)
02/15/2030	4.250%	2,745,000	2,780,367
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	500,000	545,531
03/15/2032	7.750%	635,000	913,990
09/01/2039	6.500%	1,000,000	1,405,128
Kinder Morgan, Inc.
06/01/2045	5.550%	600,000	778,034
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	364,104
Midwest Connector Capital Co., LLC(a)
04/01/2022	3.625%	3,900,000	3,951,248
MPLX LP
12/01/2024	4.875%	325,000	361,726
06/01/2025	4.875%	200,000	224,903
03/01/2026	1.750%	676,000	684,586
03/15/2028	4.000%	1,106,000	1,234,510
08/15/2030	2.650%	473,000	480,685
03/01/2047	5.200%	1,833,000	2,252,356
12/01/2047	5.200%	644,000	786,375
04/15/2048	4.700%	1,000,000	1,163,566
02/15/2049	5.500%	1,140,000	1,473,881
NGPL PipeCo LLC(a)
08/15/2027	4.875%	412,000	472,408
Northern Natural Gas Co.(a)
10/16/2051	3.400%	525,000	546,789
ONEOK Partners LP
02/01/2041	6.125%	583,000	752,745
09/15/2043	6.200%	748,000	976,054
ONEOK, Inc.
09/15/2025	2.200%	525,000	539,551
07/13/2047	4.950%	2,050,000	2,417,279
03/15/2050	4.500%	6,830,000	7,688,494
01/15/2051	7.150%	1,035,000	1,524,315
Phillips 66 Partners LP
02/15/2045	4.680%	1,300,000	1,495,924

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	47

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,875,000	2,088,997
12/15/2026	4.500%	3,600,000	4,040,352
12/15/2029	3.550%	1,506,000	1,597,946
06/01/2042	5.150%	2,308,000	2,592,684
02/15/2045	4.900%	1,094,000	1,190,268
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	2,435,000	2,538,879
05/15/2030	4.800%	1,500,000	1,551,525
Ruby Pipeline LLC(a)
04/01/2022	7.750%	1,727,273	1,623,743
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	2,565,000	2,967,288
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,948,047
Sunoco Logistics Partners Operations LP
04/01/2044	5.300%	1,285,000	1,499,497
05/15/2045	5.350%	25,000	29,345
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	1,875,000	2,019,426
01/15/2028	5.500%	142,000	143,580
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	512,000	530,702
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	1,000,000	1,018,505
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	304,000	328,869
03/15/2048	4.600%	4,875,000	5,957,799
Western Gas Partners LP
03/01/2048	5.300%	2,430,000	2,736,964
Williams Companies, Inc. (The)
01/15/2025	3.900%	1,050,000	1,139,312
09/15/2025	4.000%	2,414,000	2,664,437
03/15/2031	2.600%	283,000	289,214
04/15/2040	6.300%	2,520,000	3,457,127
Williams Partners LP
03/04/2024	4.300%	2,787,000	3,005,751
03/04/2044	5.400%	353,000	448,619
Total			127,687,895
Natural Gas 0.2%
Boston Gas Co.(a)
08/01/2027	3.150%	1,472,000	1,582,848
KeySpan Corp.
11/15/2030	8.000%	670,000	934,003
NiSource, Inc.
05/01/2030	3.600%	683,000	761,080
02/15/2031	1.700%	795,000	762,908
06/15/2041	5.950%	409,000	584,414
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ONE Gas, Inc.
03/11/2024	1.100%	1,896,000	1,896,356
Piedmont Natural Gas Co., Inc.
06/01/2050	3.350%	480,000	506,024
Promigas SA ESP/Gases del Pacifico SAC(a)
10/16/2029	3.750%	300,000	300,734
Sempra Energy
02/01/2038	3.800%	1,020,000	1,142,643
02/01/2048	4.000%	1,420,000	1,608,182
Sempra Energy(j)
12/31/2049	4.875%	792,000	860,992
South Jersey Industries, Inc.
Junior Subordinated
04/15/2031	5.020%	1,330,000	1,437,275
Southern Co. Gas Capital Corp.
05/30/2047	4.400%	470,000	563,420
Southwest Gas Corp.
08/15/2051	3.180%	4,375,000	4,335,195
Washington Gas Light Co.
09/15/2049	3.650%	625,000	716,909
Total			17,992,983
Office REIT 0.2%
Alexandria Real Estate Equities, Inc.
05/18/2032	2.000%	1,311,000	1,291,639
Boston Properties LP
02/01/2023	3.850%	2,500,000	2,596,540
01/30/2031	3.250%	725,000	781,487
Columbia Property Trust Operating Partnership LP
04/01/2025	4.150%	172,000	185,998
08/15/2026	3.650%	323,000	344,292
Hudson Pacific Properties LP
11/01/2027	3.950%	2,680,000	2,963,994
Kilroy Realty LP
12/15/2024	3.450%	721,000	770,813
Office Properties Income Trust
02/01/2025	4.500%	1,840,000	1,989,324
02/01/2027	2.400%	3,660,000	3,661,175
Piedmont Operating Partnership LP
08/15/2030	3.150%	2,473,000	2,556,770
SL Green Operating Partnership LP
10/15/2022	3.250%	6,055,000	6,217,173
Total			23,359,205

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Halliburton Co.
08/01/2023	3.500%	20,000	20,999
11/15/2025	3.800%	17,000	18,720
11/15/2045	5.000%	1,273,000	1,536,245
Schlumberger Holdings Corp.(a)
05/01/2024	3.750%	631,000	677,278
05/17/2028	3.900%	2,053,000	2,295,965
Schlumberger Investment SA(a)
08/01/2022	2.400%	850,000	862,308
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	854,250	847,221
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	1,115,000	1,076,782
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	855,800	847,817
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	549,000	575,027
Total			8,758,362
Other Financial Institutions 0.2%
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,452,555
Greystar Real Estate Partners LLC(a)
12/01/2025	5.750%	2,175,000	2,222,866
Greystone Commercial Capital Trust(a),(b),(e),(m)
1-month USD LIBOR + 2.270% 05/31/2025	2.359%	9,200,000	9,200,000
Howard Hughes Corp. (The)(a)
08/01/2028	5.375%	500,000	531,346
02/01/2031	4.375%	750,000	756,320
LeasePlan Corp NV(a)
10/24/2024	2.875%	3,440,000	3,615,067
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	3,905,000	3,984,088
Nationstar Mortgage Holdings Inc.(a)
08/15/2028	5.500%	1,150,000	1,194,347
ORIX Corp.
12/04/2024	3.250%	1,560,000	1,678,905
Total			25,635,494
Other Industry 0.2%
AECOM
03/15/2027	5.125%	785,000	877,298
CK Hutchison International 21 Ltd.(a)
04/15/2026	1.500%	3,340,000	3,372,262
04/15/2031	2.500%	2,100,000	2,159,695
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gohl Capital Ltd.(a)
01/24/2027	4.250%	1,050,000	1,114,648
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	2,682,913
07/01/2116	3.885%	1,850,000	2,353,326
Northwestern University
12/01/2057	3.662%	1,350,000	1,701,274
PowerTeam Services LLC(a)
12/04/2025	9.033%	194,000	212,410
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	3,435,592
07/15/2056	3.300%	2,230,000	2,636,043
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	2,370,515
University of Southern California
10/01/2039	3.028%	4,525,000	4,909,814
Total			27,825,790
Other REIT 0.3%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%	2,400,000	2,504,569
07/01/2024	4.125%	3,865,000	4,209,045
CyrusOne LP/Finance Corp.
11/15/2024	2.900%	1,000,000	1,049,357
11/01/2030	2.150%	1,475,000	1,402,740
HAT Holdings I LLC/II LLC(a)
06/15/2026	3.375%	2,385,000	2,430,914
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,135,274
02/01/2026	4.500%	520,000	574,306
Ladder Capital Finance Holdings LLLP/Corp.(a)
06/15/2029	4.750%	2,745,000	2,806,010
Lexington Realty Trust
10/01/2031	2.375%	2,730,000	2,708,205
Life Storage LP
12/15/2027	3.875%	2,000,000	2,257,363
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	2,150,000	2,302,495
Public Storage
02/15/2026	0.875%	1,194,000	1,185,853
Rexford Industrial Realty LP
09/01/2031	2.150%	1,555,000	1,528,589
WP Carey, Inc.
04/01/2033	2.250%	4,080,000	3,983,640
Total			30,078,360

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	49

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.1%
Ball Corp.
03/15/2026	4.875%	600,000	672,413
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,680,000	1,773,514
07/15/2027	5.625%	1,440,000	1,515,605
Berry Global, Inc.(a)
02/15/2024	0.950%	836,000	838,552
01/15/2026	1.570%	3,405,000	3,434,339
01/15/2027	1.650%	1,207,000	1,206,152
OI European Group BV(a)
03/15/2023	4.000%	134,000	138,424
Sealed Air Corp.(a)
12/01/2027	4.000%	890,000	954,588
Silgan Holdings, Inc.
02/01/2028	4.125%	2,490,000	2,573,863
Total			13,107,450
Paper 0.1%
Cascades, Inc./USA(a)
01/15/2028	5.375%	1,180,000	1,244,079
Celulosa Arauco y Constitucion SA
11/02/2027	3.875%	700,000	758,081
Celulosa Arauco y Constitucion SA(a)
04/30/2029	4.250%	500,000	549,296
Georgia-Pacific LLC(a)
05/15/2026	0.950%	1,291,000	1,282,088
04/30/2030	2.300%	2,000,000	2,073,396
Inversiones CMPC SA(a)
04/04/2027	4.375%	1,025,000	1,141,769
Klabin Austria GmbH(a)
01/12/2031	3.200%	500,000	493,899
Suzano Austria GmbH
01/15/2029	6.000%	275,000	328,566
01/15/2030	5.000%	825,000	938,382
01/15/2031	3.750%	1,000,000	1,051,862
WRKCo, Inc.
06/15/2033	3.000%	843,000	897,373
Total			10,758,791
Pharmaceuticals 1.4%
AbbVie, Inc.
11/06/2022	2.900%	2,172,000	2,235,851
03/15/2025	3.800%	430,000	468,781
11/21/2026	2.950%	870,000	937,531
03/15/2035	4.550%	4,734,000	5,762,752
05/14/2035	4.500%	4,883,000	5,936,242
05/14/2036	4.300%	2,423,000	2,893,557
11/21/2039	4.050%	7,611,000	8,929,679
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/2042	4.625%	1,000,000	1,240,591
11/06/2042	4.400%	3,836,000	4,678,706
05/14/2045	4.700%	1,365,000	1,719,367
05/14/2046	4.450%	511,000	627,097
11/21/2049	4.250%	3,555,000	4,317,451
Amgen, Inc.
02/21/2025	1.900%	245,000	252,972
01/15/2032	2.000%	651,000	641,102
01/15/2052	3.000%	10,130,000	10,075,520
AstraZeneca Finance LLC
05/28/2028	1.750%	703,000	713,209
05/28/2031	2.250%	1,381,000	1,423,992
AstraZeneca PLC
04/08/2026	0.700%	717,000	704,558
08/06/2030	1.375%	753,000	723,774
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	600,000	614,501
01/30/2028	5.000%	1,100,000	1,049,344
02/15/2029	6.250%	2,200,000	2,183,735
01/30/2030	5.250%	3,575,000	3,357,828
02/15/2031	5.250%	1,500,000	1,399,412
Bayer US Finance II LLC(a)
07/15/2024	3.375%	3,555,000	3,771,936
12/15/2025	4.250%	1,445,000	1,607,674
12/15/2028	4.375%	4,480,000	5,148,015
07/15/2034	4.200%	844,000	956,295
06/25/2038	4.625%	1,000,000	1,199,581
06/25/2048	4.875%	4,860,000	6,169,921
Bayer US Finance LLC(a)
10/08/2024	3.375%	520,000	556,267
Bristol-Myers Squibb Co.
08/15/2025	3.875%	326,000	361,415
06/15/2039	4.125%	1,372,000	1,671,989
05/15/2044	4.625%	555,000	733,902
08/15/2045	5.000%	865,000	1,191,709
11/15/2047	4.350%	2,060,000	2,630,465
10/26/2049	4.250%	575,000	731,494
11/13/2050	2.550%	588,000	570,807
Endo Dac/Finance LLC/Finco, Inc.(a)
06/30/2028	6.000%	1,401,000	875,324
Gilead Sciences, Inc.
09/29/2023	0.750%	501,000	501,127
02/01/2025	3.500%	376,000	406,925
02/01/2045	4.500%	395,000	488,953
Johnson & Johnson
09/01/2027	0.950%	532,000	526,450
12/05/2033	4.375%	1,975,000	2,480,010
03/03/2037	3.625%	2,280,000	2,682,865
01/15/2038	3.400%	2,790,000	3,199,857
Mylan NV
06/15/2046	5.250%	290,000	359,853

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mylan, Inc.(a)
01/15/2023	3.125%	2,480,000	2,563,869
Mylan, Inc.
04/15/2048	5.200%	4,503,000	5,608,975
Organon Finance 1 LLC(a)
04/30/2028	4.125%	2,500,000	2,579,089
Pfizer, Inc.
08/18/2031	1.750%	7,130,000	7,094,561
Regeneron Pharmaceuticals, Inc.
09/15/2030	1.750%	1,083,000	1,042,229
Royalty Pharma PLC
09/02/2025	1.200%	400,000	399,090
09/02/2027	1.750%	507,000	508,485
09/02/2030	2.200%	3,868,000	3,834,197
09/02/2040	3.300%	2,212,000	2,241,664
09/02/2050	3.550%	5,022,000	5,031,404
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	2,640,000	2,756,251
Takeda Pharmaceutical Co., Ltd.
03/31/2030	2.050%	800,000	797,128
07/09/2040	3.025%	1,000,000	1,027,159
07/09/2050	3.175%	275,000	284,833
07/09/2060	3.375%	325,000	345,549
Upjohn, Inc.(a)
06/22/2040	3.850%	6,013,000	6,512,445
06/22/2050	4.000%	3,105,000	3,380,353
Total			147,717,667
Property & Casualty 0.6%
American Financial Group, Inc.
08/15/2026	3.500%	2,675,000	2,926,196
American International Group, Inc.
02/15/2024	4.125%	1,271,000	1,376,768
04/01/2026	3.900%	938,000	1,042,391
01/15/2035	3.875%	318,000	363,960
07/16/2044	4.500%	1,157,000	1,432,906
07/10/2045	4.800%	530,000	684,075
01/15/2055	4.375%	635,000	795,723
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	1,294,613
Arthur J Gallagher & Co.
05/20/2051	3.500%	1,356,000	1,474,258
Assurant, Inc.
09/27/2023	4.200%	2,360,000	2,523,259
02/22/2030	3.700%	914,000	1,005,550
01/15/2032	2.650%	1,751,000	1,763,688
Berkshire Hathaway Finance Corp.
01/15/2049	4.250%	925,000	1,165,298
10/15/2050	2.850%	410,000	413,980
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berkshire Hathaway, Inc.
03/15/2026	3.125%	4,850,000	5,306,714
CNA Financial Corp.
08/15/2027	3.450%	3,828,000	4,235,232
Enstar Group Ltd.
09/01/2031	3.100%	2,790,000	2,786,169
Fairfax Financial Holdings Ltd.(a)
03/03/2031	3.375%	6,300,000	6,652,945
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	800,000	996,297
07/15/2048	7.200%	1,290,000	1,860,744
Farmers Exchange Capital II(a),(j)
Subordinated
11/01/2053	6.151%	2,700,000	3,543,429
Farmers Insurance Exchange(a)
05/01/2024	8.625%	1,165,000	1,386,760
Hartford Financial Services Group, Inc. (The)
10/15/2036	5.950%	516,000	718,819
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	275,000	292,597
10/15/2050	3.951%	2,973,000	3,384,188
Markel Corp.
05/20/2049	5.000%	5,095,000	6,741,330
05/07/2052	3.450%	3,220,000	3,392,269
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	2.409%	5,725,000	5,758,909
Old Republic International Corp.
06/11/2051	3.850%	801,000	877,858
WR Berkley Corp.
05/12/2050	4.000%	1,480,000	1,736,723
XLIT Ltd.
03/31/2045	5.500%	613,000	857,018
Subordinated
03/31/2025	4.450%	1,887,000	2,110,894
Total			70,901,560
Railroads 0.1%
Burlington Northern Santa Fe LLC
03/15/2043	4.450%	315,000	399,301
09/01/2043	5.150%	989,000	1,359,238
08/01/2046	3.900%	755,000	896,649
Canadian Pacific Railway Ltd.
01/15/2022	4.500%	600,000	608,883

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	51

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSX Corp.
05/30/2042	4.750%	500,000	638,268
08/01/2054	4.500%	245,000	315,281
11/01/2066	4.250%	2,500,000	3,124,613
Kansas City Southern
05/01/2050	3.500%	3,280,000	3,518,488
Norfolk Southern Corp.
08/01/2025	3.650%	607,000	665,216
05/15/2121	4.100%	395,000	454,497
Union Pacific Corp.
05/20/2061	3.550%	1,050,000	1,159,114
Total			13,139,548
Refining 0.0%
Marathon Petroleum Corp.
05/01/2025	4.700%	601,000	673,552
09/15/2044	4.750%	1,056,000	1,249,842
09/15/2054	5.000%	328,000	400,265
Phillips 66
02/15/2024	0.900%	345,000	345,125
Valero Energy Corp.
04/15/2025	2.850%	2,292,000	2,418,349
Total			5,087,133
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
02/15/2029	3.500%	1,250,000	1,243,385
10/15/2030	4.000%	2,645,000	2,631,184
Brinker International, Inc.(a)
10/01/2024	5.000%	3,025,000	3,198,814
McDonald’s Corp.
09/01/2049	3.625%	910,000	1,023,186
Total			8,096,569
Retail REIT 0.1%
Kimco Realty Corp.
11/01/2022	3.400%	290,000	298,679
03/01/2024	2.700%	2,158,000	2,253,948
Kite Realty Group LP
10/01/2026	4.000%	683,000	739,213
Regency Centers LP
06/15/2030	3.700%	853,000	956,216
Retail Properties of America, Inc.
09/15/2030	4.750%	716,000	802,341
Scentre Group Trust 1/Trust 2(a)
01/28/2026	3.625%	845,000	923,493
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Simon Property Group LP
02/01/2028	1.750%	2,641,000	2,650,308
01/15/2032	2.250%	5,620,000	5,576,340
Total			14,200,538
Retailers 0.4%
Academy Ltd.(a)
11/15/2027	6.000%	1,175,000	1,258,646
Alibaba Group Holding Ltd.
02/09/2031	2.125%	625,000	613,605
02/09/2041	2.700%	625,000	591,950
Alimentation Couche-Tard, Inc.(a)
07/26/2027	3.550%	2,000,000	2,215,292
Amazon.com, Inc.
02/22/2023	2.400%	3,635,000	3,744,909
05/12/2031	2.100%	2,550,000	2,617,954
05/12/2041	2.875%	1,844,000	1,933,735
05/12/2051	3.100%	640,000	689,777
05/12/2061	3.250%	1,310,000	1,428,664
Asbury Automotive Group, Inc.
03/01/2030	4.750%	1,825,000	1,925,881
AutoNation, Inc.
11/15/2024	3.500%	2,185,000	2,346,213
10/01/2025	4.500%	2,465,000	2,752,434
08/01/2031	2.400%	3,020,000	2,989,835
AutoZone, Inc.
04/21/2026	3.125%	415,000	450,138
01/15/2031	1.650%	1,175,000	1,130,230
Best Buy Co., Inc.
10/01/2030	1.950%	1,000,000	987,506
Falabella SA(a)
10/30/2027	3.750%	450,000	481,616
L Brands, Inc.
10/15/2023	5.625%	400,000	440,704
Lowe’s Companies, Inc.
10/15/2030	1.700%	895,000	868,450
Magic MergeCo, Inc.(a)
05/01/2028	5.250%	1,400,000	1,436,560
Sally Holdings LLC/Capital, Inc.
12/01/2025	5.625%	2,000,000	2,064,313
Tractor Supply Co.
11/01/2030	1.750%	3,885,000	3,782,316
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	2,710,000	2,751,325
Total			39,502,053
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	2,421,543

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2028	5.875%	490,000	525,748
03/15/2029	3.500%	2,195,000	2,217,288
C&S Group Enterprises LLC(a)
12/15/2028	5.000%	2,700,000	2,663,982
InRetail Consumer(a)
03/22/2028	3.250%	1,300,000	1,292,221
Total			9,120,782
Supranational 0.2%
Corporación Andina de Fomento
09/27/2021	2.125%	4,455,000	4,460,151
06/15/2022	4.375%	400,000	412,217
01/06/2023	2.750%	3,000,000	3,092,767
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	3,081,775
07/15/2027	6.750%	4,000,000	5,167,270
International Bank for Reconstruction & Development(h)
09/17/2030	0.000%	1,550,000	1,314,932
North American Development Bank
10/26/2022	2.400%	514,000	525,529
Total			18,054,641
Technology 1.9%
Analog Devices, Inc.
12/05/2026	3.500%	89,000	98,501
Apple, Inc.
02/08/2031	1.650%	500,000	494,925
02/23/2036	4.500%	385,000	489,217
11/13/2047	3.750%	1,355,000	1,596,205
05/11/2050	2.650%	6,095,000	6,033,918
02/08/2051	2.650%	3,765,000	3,714,231
08/05/2051	2.700%	645,000	642,542
02/08/2061	2.800%	2,504,000	2,476,373
08/05/2061	2.850%	795,000	793,632
Avnet, Inc.
05/15/2031	3.000%	2,948,000	2,976,950
Boxer Parent Co., Inc.(a)
03/01/2026	9.125%	2,500,000	2,619,910
Broadcom, Inc.
10/15/2024	3.625%	320,000	346,065
11/15/2025	3.150%	1,635,000	1,751,446
09/15/2026	3.459%	6,436,000	6,986,371
04/15/2029	4.750%	2,700,000	3,137,982
04/15/2030	5.000%	4,020,000	4,768,102
CDW LLC/Finance Corp.
02/15/2029	3.250%	1,330,000	1,366,674
Citrix Systems, Inc.
03/01/2026	1.250%	597,000	589,821
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	2,773,000	2,820,275
03/15/2027	5.000%	1,450,000	1,428,694
Corning, Inc.
11/15/2079	5.450%	465,000	659,363
Dell International LLC/EMC Corp.
06/15/2026	6.020%	870,000	1,041,138
DXC Technology Co.
04/15/2025	4.125%	735,000	806,783
Equifax, Inc.
09/15/2031	2.350%	8,055,000	8,110,951
Fidelity National Information Services, Inc.
03/01/2026	1.150%	4,250,000	4,232,548
03/01/2041	3.100%	2,890,000	3,003,136
Fiserv, Inc.
07/01/2024	2.750%	725,000	766,037
07/01/2029	3.500%	2,517,000	2,769,277
Flex Ltd.
06/15/2029	4.875%	2,410,000	2,798,429
Genpact Luxembourg SARL
04/01/2022	3.700%	3,425,000	3,479,762
Global Payments, Inc.
02/15/2025	2.650%	3,000,000	3,153,674
03/01/2026	1.200%	1,262,000	1,254,573
Hewlett Packard Enterprise Co.
10/01/2024	4.650%	3,425,000	3,798,482
Hewlett-Packard Enterprise Co.
10/05/2021	3.500%	155,000	155,209
HP, Inc.(a)
06/17/2026	1.450%	4,605,000	4,601,007
06/17/2031	2.650%	1,000,000	1,002,707
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,000,000	1,039,855
02/15/2025	4.750%	3,455,000	3,839,999
03/01/2026	4.000%	1,350,000	1,494,082
IHS Markit Ltd.
08/01/2028	4.750%	1,875,000	2,218,591
Infor, Inc.(a)
07/15/2023	1.450%	2,529,000	2,559,638
Intel Corp.
11/15/2049	3.250%	4,411,000	4,710,602
08/12/2051	3.050%	2,685,000	2,765,463
02/15/2060	3.100%	475,000	483,789
03/25/2060	4.950%	299,000	421,875
08/12/2061	3.200%	7,022,000	7,276,703
International Business Machines Corp.
05/15/2026	3.300%	2,000,000	2,201,955

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	53

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
J2 Global, Inc.(a)
10/15/2030	4.625%	2,585,000	2,737,742
Juniper Networks, Inc.
12/10/2025	1.200%	1,430,000	1,428,986
Leidos, Inc.
02/15/2031	2.300%	845,000	835,337
Marvell Technology, Inc.(a)
06/22/2023	4.200%	3,740,000	3,962,375
Microchip Technology, Inc.
09/01/2023	2.670%	6,284,000	6,524,629
Microchip Technology, Inc.(a)
02/15/2024	0.972%	345,000	345,135
Microsoft Corp.
08/08/2026	2.400%	1,758,000	1,880,048
03/17/2052	2.921%	3,311,000	3,554,946
03/17/2062	3.041%	4,290,000	4,664,065
NetApp, Inc.
06/22/2025	1.875%	2,397,000	2,468,743
NVIDIA Corp.
06/15/2028	1.550%	1,876,000	1,885,244
06/15/2031	2.000%	3,623,000	3,655,457
NXP BV/Funding LLC(a)
03/01/2026	5.350%	1,056,000	1,230,191
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	415,000	455,475
ON Semiconductor Corp.(a)
09/01/2028	3.875%	2,500,000	2,628,543
Oracle Corp.
03/25/2031	2.875%	5,180,000	5,455,783
03/25/2041	3.650%	767,000	819,467
11/15/2047	4.000%	1,160,000	1,275,375
03/25/2051	3.950%	4,803,000	5,323,393
Panasonic Corp.(a)
07/19/2022	2.536%	3,975,000	4,040,140
PayPal Holdings, Inc.
10/01/2026	2.650%	1,000,000	1,074,677
10/01/2029	2.850%	683,000	736,797
Salesforce.com, Inc.
07/15/2031	1.950%	1,273,000	1,291,389
07/15/2041	2.700%	971,000	990,284
07/15/2051	2.900%	664,000	681,791
07/15/2061	3.050%	850,000	886,222
Seagate HDD Cayman
03/01/2024	4.875%	2,305,000	2,487,965
Seagate HDD Cayman(a)
07/15/2031	3.375%	2,690,000	2,662,322
Sensata Technologies, Inc.(a)
02/15/2031	3.750%	2,625,000	2,652,603
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SYNNEX Corp.(a)
08/09/2026	1.750%	3,795,000	3,779,380
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,550,000	1,636,038
Tencent Holdings Ltd.(a)
06/03/2030	2.390%	1,000,000	998,846
04/22/2031	2.880%	600,000	624,358
04/22/2041	3.680%	350,000	370,709
04/22/2051	3.840%	2,760,000	3,019,259
TSMC Global Ltd.(a)
09/28/2025	0.750%	675,000	664,594
09/28/2027	1.000%	715,000	694,813
VeriSign, Inc.
06/15/2031	2.700%	656,000	675,909
VMware, Inc.
08/15/2026	1.400%	1,495,000	1,493,373
08/15/2028	1.800%	645,000	639,427
Western Union Co. (The)
06/09/2023	4.250%	3,050,000	3,232,969
03/15/2026	1.350%	2,070,000	2,056,490
Total			204,298,751
Tobacco 0.4%
Altria Group, Inc.
02/14/2029	4.800%	92,000	106,981
05/06/2030	3.400%	1,280,000	1,371,800
02/04/2032	2.450%	1,357,000	1,325,381
02/14/2039	5.800%	310,000	388,100
02/04/2041	3.400%	3,910,000	3,762,665
02/14/2049	5.950%	308,000	400,915
02/04/2051	3.700%	5,837,000	5,667,791
BAT Capital Corp.
09/06/2026	3.215%	750,000	801,658
04/02/2027	4.700%	800,000	909,525
08/15/2027	3.557%	25,000	27,059
03/25/2028	2.259%	3,331,000	3,346,183
03/25/2031	2.726%	2,373,000	2,373,267
08/15/2037	4.390%	1,775,000	1,931,091
09/25/2040	3.734%	583,000	578,719
08/15/2047	4.540%	5,800,000	6,218,562
Imperial Brands Finance PLC(a)
07/21/2022	3.750%	1,007,000	1,028,742
07/26/2024	3.125%	2,000,000	2,108,564
07/21/2025	4.250%	2,000,000	2,195,822
Philip Morris International, Inc.
08/21/2042	3.875%	569,000	627,520

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,469,098
08/04/2041	7.000%	1,170,000	1,579,525
09/15/2043	6.150%	520,000	658,194
08/15/2045	5.850%	5,680,000	7,035,274
Total			45,912,436
Transportation Services 0.3%
Element Fleet Management Corp.(a)
06/15/2025	3.850%	3,890,000	4,216,046
ENA Master Trust(a)
05/19/2048	4.000%	375,000	384,754
ERAC USA Finance LLC(a)
11/01/2025	3.800%	2,500,000	2,753,044
12/01/2026	3.300%	3,435,000	3,754,923
03/15/2042	5.625%	1,689,000	2,363,733
11/01/2046	4.200%	1,041,000	1,260,769
FedEx Corp.
05/15/2030	4.250%	508,000	593,592
02/01/2035	3.900%	392,000	451,418
02/15/2048	4.050%	1,257,000	1,463,638
FedEx Corp. Pass-Through Trust
Series 2020-1 Class AA
02/20/2034	1.875%	723,147	725,330
GXO Logistics, Inc.(a)
07/15/2026	1.650%	494,000	494,313
Penske Truck Leasing Co. LP/Finance Corp.(a)
11/15/2025	1.200%	874,000	869,797
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)
06/15/2026	1.700%	1,282,000	1,295,906
Penske Truck Leasing Co., LP/Finance Corp.(a)
02/01/2022	3.375%	1,200,000	1,208,831
08/01/2023	4.125%	5,245,000	5,572,257
07/15/2025	4.000%	905,000	995,494
Ryder System, Inc.
06/01/2025	4.625%	2,395,000	2,691,701
Triton Container International Ltd.(a)
04/15/2026	2.050%	641,000	646,767
06/15/2031	3.150%	703,000	718,985
TTX Co.(a)
01/15/2025	3.600%	1,620,000	1,763,542
XPO Logistics, Inc.(a)
05/01/2025	6.250%	2,345,000	2,477,502
Total			36,702,342
Treasury 0.0%
Argentine Republic Government International Bond(j)
07/09/2030	0.500%	2,451,762	954,160
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Romanian Government International Bond(a)
02/14/2031	3.000%	1,050,000	1,095,800
Total			2,049,960
Wireless 0.8%
America Movil SAB de CV
07/16/2022	3.125%	200,000	204,479
American Tower Corp.
02/15/2024	5.000%	665,000	733,092
Crown Castle International Corp.
07/15/2026	1.050%	416,000	409,627
04/01/2041	2.900%	1,714,000	1,684,853
Digicel Group 0.5 Ltd.(k)
04/01/2024	10.000%	319,618	317,324
Digicel Group 0.5 Ltd.(a),(k)
04/01/2025	8.000%	99,292	86,068
Digicel Holdings Bermuda Ltd./International Finance Ltd.(a)
05/25/2024	8.750%	700,000	729,083
Digicel International Finance Ltd./Holdings(a),(k)
12/31/2025	13.000%	776,250	772,934
Digicel International Finance Ltd./Holdings(a)
Subordinated
12/31/2026	8.000%	500,000	488,200
Digicel International Finance Ltd./Holdings Bermuda Ltd.(a)
05/25/2024	8.750%	2,425,000	2,520,429
Millicom International Cellular SA(a)
04/27/2031	4.500%	500,000	522,102
SK Telecom Co., Ltd.(a)
04/16/2023	3.750%	2,490,000	2,615,248
Sprint Capital Corp.
11/15/2028	6.875%	1,625,000	2,119,437
03/15/2032	8.750%	275,000	421,509
Sprint Corp.
09/15/2023	7.875%	3,216,000	3,641,711
06/15/2024	7.125%	5,225,000	6,014,750
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%	8,414,062	8,973,259
03/20/2028	5.152%	3,085,000	3,553,152
Summit Digitel Infrastructure Pvt., Ltd.(a)
08/12/2031	2.875%	900,000	878,628
T-Mobile USA, Inc.
04/15/2027	3.750%	7,604,000	8,437,705
02/01/2028	4.750%	961,000	1,026,023
02/15/2028	2.050%	1,607,000	1,634,418
04/15/2030	3.875%	4,868,000	5,452,458
02/15/2031	2.550%	1,485,000	1,517,140
04/15/2040	4.375%	4,328,000	5,064,780
02/15/2041	3.000%	4,880,000	4,839,066
04/15/2050	4.500%	1,020,000	1,224,596

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	55

Portfolio of Investments  (continued)
August 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2051	3.300%	1,452,000	1,456,824
11/15/2060	3.600%	1,348,000	1,386,781
T-Mobile USA, Inc.(a)
11/15/2060	3.600%	6,480,000	6,630,954
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	2,000,000	2,009,497
07/15/2031	4.750%	2,900,000	2,977,403
Vodafone Group PLC
02/19/2043	4.375%	1,766,000	2,097,841
05/30/2048	5.250%	2,375,000	3,162,034
06/19/2049	4.875%	3,150,000	4,039,668
06/19/2059	5.125%	611,000	817,946
Total			90,461,019
Wirelines 1.1%
AT&T, Inc.
03/25/2026	1.700%	1,596,000	1,617,267
06/01/2031	2.750%	1,389,000	1,455,551
05/15/2035	4.500%	1,110,000	1,315,130
03/01/2037	5.250%	2,205,000	2,797,712
03/01/2039	4.850%	1,086,000	1,330,996
06/01/2041	3.500%	684,000	722,355
02/01/2043	3.100%	1,717,000	1,704,685
05/15/2046	4.750%	2,220,000	2,717,462
06/01/2051	3.650%	3,810,000	4,031,428
AT&T, Inc.(a)
12/01/2033	2.550%	3,840,000	3,858,975
09/15/2053	3.500%	8,582,000	8,809,213
09/15/2055	3.550%	5,865,000	5,991,416
12/01/2057	3.800%	12,922,000	13,754,041
09/15/2059	3.650%	6,464,000	6,651,669
Bell Telephone Co. of Canada (The)
02/15/2052	3.200%	5,750,000	5,930,103
C&W Senior Financing DAC(a)
09/15/2027	6.875%	385,000	408,774
CenturyLink, Inc.
12/01/2023	6.750%	2,925,000	3,222,284
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	2,650,000	2,622,148
Frontier Communications Corp.(a)
05/01/2028	5.000%	1,225,000	1,281,340
GCI LLC(a)
10/15/2028	4.750%	1,175,000	1,231,461
Level 3 Financing, Inc.(a)
03/01/2027	3.400%	2,865,000	3,026,372
11/15/2029	3.875%	4,000,000	4,300,082
Network i2i Ltd.(a),(j)
12/31/2049	3.975%	1,200,000	1,208,550
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qwest Corp.
12/01/2021	6.750%	2,375,000	2,408,310
09/15/2025	7.250%	3,978,000	4,702,848
Telecom Italia Capital SA
06/04/2038	7.721%	1,910,000	2,482,018
Verizon Communications, Inc.
02/15/2025	3.376%	2,622,000	2,840,475
03/22/2028	2.100%	5,547,000	5,695,705
12/03/2029	4.016%	530,000	610,289
08/10/2033	4.500%	3,130,000	3,789,204
11/01/2034	4.400%	2,000,000	2,410,870
01/15/2036	4.272%	7,325,000	8,745,164
11/20/2040	2.650%	1,593,000	1,542,911
03/22/2041	3.400%	2,149,000	2,301,400
08/21/2046	4.862%	2,265,000	2,953,298
03/22/2050	4.000%	290,000	336,910
10/30/2056	2.987%	369,000	355,936
03/22/2061	3.700%	3,375,000	3,709,310
Total			124,873,662
Total Corporate Bonds & Notes (Cost $3,541,414,256)			3,717,645,678

Foreign Government Obligations(n),(o) 2.6%

Argentina 0.0%
Argentine Republic Government International Bond
07/09/2029	1.000%	121,062	49,381
Argentine Republic Government International Bond(j)
07/09/2035	1.125%	439,246	152,276
01/09/2038	2.000%	1,639,744	669,850
Total			871,507
Australia 0.1%
NBN Co., Ltd.(a)
05/05/2026	1.450%	581,000	585,215
05/05/2031	2.625%	4,525,000	4,673,283
Total			5,258,498
Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	450,000	533,041
Bermuda 0.0%
Bermuda Government International Bond(a)
08/20/2030	2.375%	1,105,000	1,115,377
Brazil 0.1%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	2,030,000	2,193,621

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazilian Government International Bond
06/06/2025	2.875%	1,000,000	1,033,565
04/07/2026	6.000%	225,000	262,339
01/13/2028	4.625%	1,650,000	1,780,491
05/30/2029	4.500%	3,200,000	3,390,251
06/12/2030	3.875%	2,050,000	2,059,172
Centrais Eletricas Brasileiras SA(a)
02/04/2025	3.625%	900,000	922,495
Total			11,641,934
Canada 0.1%
Petronas Energy Canada Ltd.(a)
03/23/2028	2.112%	1,400,000	1,418,087
Province of British Columbia
09/01/2036	7.250%	2,000,000	3,249,420
Province of Manitoba
06/22/2026	2.125%	300,000	316,725
Province of Quebec(j)
02/27/2026	7.140%	1,230,000	1,540,824
03/02/2026	7.485%	2,000,000	2,569,873
Total			9,094,929
Chile 0.1%
Chile Government International Bond
01/31/2031	2.450%	200,000	205,137
01/27/2032	2.550%	700,000	719,761
Corporación Nacional del Cobre de Chile(a)
01/14/2030	3.150%	1,238,000	1,309,246
Corporación Nacional del Cobre de Chile(a)
09/16/2025	4.500%	500,000	559,553
11/04/2044	4.875%	200,000	249,014
Empresa Nacional del Petroleo(a)
08/05/2026	3.750%	750,000	793,296
11/06/2029	5.250%	450,000	507,486
Total			4,343,493
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	200,000	217,538
04/25/2027	3.875%	1,300,000	1,376,817
03/15/2029	4.500%	250,000	271,975
01/30/2030	3.000%	2,005,000	1,966,034
Ecopetrol SA
09/18/2023	5.875%	802,000	864,705
04/29/2030	6.875%	2,000,000	2,412,318
Total			7,109,387
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Croatia 0.0%
Croatia Government International Bond(a)
04/04/2023	5.500%	500,000	539,081
01/26/2024	6.000%	500,000	562,441
01/26/2024	6.000%	300,000	337,464
Total			1,438,986
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/27/2025	5.500%	100,000	109,497
01/27/2025	5.500%	100,000	109,497
01/25/2027	5.950%	450,000	510,985
07/19/2028	6.000%	1,400,000	1,604,736
07/19/2028	6.000%	275,000	315,216
01/30/2030	4.500%	2,653,000	2,759,986
09/23/2032	4.875%	1,000,000	1,049,897
09/23/2032	4.875%	600,000	629,938
Total			7,089,752
Egypt 0.1%
Egypt Government International Bond(a)
10/06/2025	5.250%	650,000	683,429
01/31/2027	7.500%	2,750,000	3,055,666
02/21/2028	6.588%	600,000	635,910
03/01/2029	7.600%	300,000	329,093
02/16/2031	5.875%	250,000	246,915
05/29/2032	7.625%	1,350,000	1,446,940
Total			6,397,953
France 0.0%
Dexia Credit Local SA(a)
09/26/2023	3.250%	1,500,000	1,587,239
Gabon 0.0%
Gabon Government International Bond(a)
02/06/2031	6.625%	320,000	325,123
Ghana 0.0%
Ghana Government International Bond(a)
02/11/2027	6.375%	3,200,000	3,131,227
Hungary 0.0%
Hungary Government International Bond
11/22/2023	5.750%	2,000,000	2,229,889
India 0.0%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	921,048
02/01/2028	3.875%	1,025,000	1,117,077
Power Finance Corp., Ltd.(a)
12/06/2028	6.150%	546,000	649,728
Total			2,687,853

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	57

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia 0.2%
Indonesia Government International Bond
02/14/2030	2.850%		560,000	588,233
Indonesia Government International Bond(a)
01/17/2038	7.750%		1,000,000	1,532,744
07/18/2047	4.750%		1,000,000	1,215,792
Lembaga Pembiayaan Ekspor Indonesia(a)
04/06/2024	3.875%		1,450,000	1,549,527
Perusahaan Penerbit SBSN Indonesia III(a)
03/01/2028	4.400%		500,000	575,215
02/20/2029	4.450%		1,400,000	1,625,030
PT Hutama Karya Persero(a)
05/11/2030	3.750%		800,000	871,930
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%		770,000	947,274
PT Pertamina Persero(a)
01/21/2030	3.100%		625,000	652,280
08/25/2030	3.100%		2,174,000	2,269,944
02/09/2031	2.300%		1,200,000	1,170,310
05/20/2043	5.625%		250,000	303,346
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%		525,000	579,763
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		5,000,000	5,479,784
05/21/2028	5.450%		2,000,000	2,358,239
05/21/2028	5.450%		500,000	589,560
01/25/2029	5.375%		200,000	235,230
Total				22,544,201
Israel 0.0%
Israel Electric Corp., Ltd.(a)
08/14/2028	4.250%		3,100,000	3,475,434
Italy 0.1%
Republic of Italy Government International Bond
10/17/2029	2.875%		1,700,000	1,794,091
06/15/2033	5.375%		8,270,000	10,608,841
Total				12,402,932
Ivory Coast 0.0%
Ivory Coast Government International Bond(a)
01/30/2032	4.875%	EUR	675,000	813,125
Ivory Coast Government International Bond(a),(j)
12/31/2032	5.750%		954,723	968,812
Total				1,781,937
Japan 0.0%
Japan Bank for International Cooperation
05/23/2024	2.500%		600,000	632,022
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Japan Finance Organization for Municipalities(a)
04/20/2022	2.625%	1,600,000	1,624,042
03/12/2024	3.000%	400,000	424,280
Total			2,680,344
Jordan 0.0%
Jordan Government International Bond(a)
07/07/2030	5.850%	500,000	526,947
Kazakhstan 0.1%
Development Bank of Kazakhstan JSC(a)
05/06/2031	2.950%	500,000	508,372
KazMunayGas National Co. JSC(a)
04/24/2025	4.750%	950,000	1,057,760
04/19/2027	4.750%	1,725,000	1,956,285
04/19/2027	4.750%	300,000	340,223
04/24/2030	5.375%	2,362,000	2,827,091
04/24/2030	5.375%	500,000	598,453
04/19/2047	5.750%	779,000	965,560
KazTransGas JSC(a)
09/26/2027	4.375%	200,000	220,752
Total			8,474,496
Kenya 0.0%
Kenya Government International Bond(a)
05/22/2027	7.000%	400,000	440,115
Malaysia 0.0%
Petronas Capital Ltd.(a)
04/21/2030	3.500%	1,000,000	1,101,635
01/28/2032	2.480%	1,550,000	1,578,931
Total			2,680,566
Marshall Islands 0.0%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,133,911	1,403,463
Mexico 0.4%
Mexico City Airport Trust(a)
10/31/2026	4.250%	1,435,000	1,554,777
07/31/2047	5.500%	2,150,000	2,245,008
Mexico Government International Bond
01/11/2028	3.750%	510,000	564,582
04/22/2029	4.500%	1,500,000	1,718,656
05/24/2031	2.659%	1,558,000	1,543,604
04/27/2032	4.750%	810,000	938,679
08/14/2041	4.280%	350,000	375,413
05/24/2061	3.771%	550,000	524,487
04/19/2071	3.750%	750,000	700,038
Pemex Project Funding Master Trust
06/15/2038	6.625%	50,000	46,408

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petroleos Mexicanos
12/20/2022	1.700%	153,750	153,140
08/04/2026	6.875%	2,750,000	3,002,605
03/13/2027	6.500%	15,903,000	16,818,554
01/23/2029	6.500%	625,000	647,993
01/28/2031	5.950%	2,075,000	2,032,774
06/15/2035	6.625%	1,850,000	1,790,746
01/23/2045	6.375%	940,000	804,830
01/23/2046	5.625%	300,000	244,315
09/21/2047	6.750%	5,135,000	4,510,899
02/12/2048	6.350%	770,000	650,483
01/23/2050	7.690%	2,541,000	2,425,391
01/28/2060	6.950%	800,000	703,927
Petroleos Mexicanos(a)
10/16/2025	6.875%	950,000	1,046,224
Total			45,043,533
Morocco 0.0%
Morocco Government International Bond(a)
12/15/2027	2.375%	1,300,000	1,283,664
12/15/2032	3.000%	1,350,000	1,310,008
12/15/2050	4.000%	350,000	326,097
OCP SA(a)
06/23/2031	3.750%	350,000	354,404
Total			3,274,173
Netherlands 0.1%
Equate Petrochemical BV(a)
04/28/2028	2.625%	700,000	712,232
Petrobras Global Finance BV
05/23/2026	8.750%	400,000	514,857
01/17/2027	7.375%	4,255,000	5,208,928
01/03/2031	5.600%	4,315,000	4,850,212
03/19/2049	6.900%	2,398,000	2,845,745
Total			14,131,974
Norway 0.0%
Equinor ASA
04/06/2030	3.125%	826,000	907,409
Oman 0.0%
Oman Government International Bond(a)
10/28/2027	6.750%	800,000	902,970
10/28/2032	7.375%	2,000,000	2,322,950
Total			3,225,920
Panama 0.0%
Banco Nacional de Panama(a)
08/11/2030	2.500%	875,000	845,009
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Panama Government International Bond
03/16/2025	3.750%		200,000	216,598
01/23/2030	3.160%		1,350,000	1,432,055
01/26/2036	6.700%		840,000	1,153,206
Total				3,646,868
Paraguay 0.0%
Paraguay Government International Bond(a)
01/29/2033	2.739%		431,000	424,793
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
09/28/2027	2.400%		600,000	593,935
Peruvian Government International Bond
08/25/2027	4.125%		112,000	126,029
06/20/2030	2.844%		790,000	816,145
12/01/2032	1.862%		825,000	776,240
03/14/2037	6.550%		1,785,000	2,471,495
11/18/2050	5.625%		150,000	209,003
12/01/2060	2.780%		600,000	539,088
Petroleos del Peru SA(a)
06/19/2032	4.750%		2,100,000	2,189,529
Total				7,721,464
Philippines 0.0%
Philippine Government International Bond
05/05/2030	2.457%		200,000	210,857
06/10/2031	1.648%		400,000	393,601
01/15/2032	6.375%		400,000	555,192
10/23/2034	6.375%		275,000	391,234
Total				1,550,884
Qatar 0.1%
Ooredoo International Finance Ltd.(a)
04/08/2031	2.625%		850,000	876,244
Qatar Government International Bond(a)
04/23/2028	4.500%		1,106,000	1,306,350
04/16/2030	3.750%		640,000	729,785
06/02/2046	4.625%		200,000	253,916
04/23/2048	5.103%		1,910,000	2,576,187
Qatar Petroleum(a)
07/12/2041	3.125%		1,200,000	1,238,650
Total				6,981,132
Romania 0.1%
Romanian Government International Bond(a)
08/22/2023	4.375%		150,000	160,820
12/02/2040	2.625%	EUR	500,000	583,209
06/15/2048	5.125%		4,400,000	5,499,814
Total				6,243,843

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	59

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	800,000	894,779
Gazprom PJSC Via Gaz Capital SA(a)
03/23/2027	4.950%	400,000	446,759
Gazprom PJSC via Gaz Finance PLC(a)
01/27/2029	2.950%	750,000	739,513
02/25/2030	3.250%	3,400,000	3,410,568
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%	200,000	216,892
05/27/2026	4.750%	800,000	908,338
06/23/2027	4.250%	1,000,000	1,124,179
04/04/2042	5.625%	800,000	1,063,355
Total			8,804,383
Saudi Arabia 0.1%
SA Global Sukuk Ltd.(a)
06/17/2031	2.694%	875,000	895,390
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%	1,000,000	995,254
11/24/2050	3.250%	600,000	588,973
Saudi Government International Bond(a)
04/17/2025	4.000%	1,675,000	1,843,705
10/26/2026	3.250%	400,000	435,032
03/04/2028	3.625%	400,000	443,638
04/17/2030	4.500%	750,000	889,085
10/22/2030	3.250%	1,305,000	1,417,780
02/02/2033	2.250%	1,300,000	1,280,932
02/02/2061	3.450%	575,000	578,223
Total			9,368,012
Serbia 0.0%
Serbia International Bond(a)
12/01/2030	2.125%	2,870,000	2,771,171
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
08/06/2023	6.750%	200,000	209,048
02/11/2025	7.125%	950,000	1,006,233
Republic of South Africa Government International Bond
10/12/2028	4.300%	1,675,000	1,730,270
09/30/2029	4.850%	3,925,000	4,153,865
09/30/2049	5.750%	200,000	201,550
South Africa Government International Bond
01/17/2024	4.665%	1,100,000	1,182,671
Total			8,483,637
South Korea 0.0%
Korea Development Bank (The)
09/14/2022	3.000%	200,000	205,450
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey 0.1%
Turkey Government International Bond
03/23/2023	3.250%	1,080,000	1,084,550
02/05/2025	7.375%	1,479,000	1,614,257
10/14/2025	6.375%	400,000	423,201
10/09/2026	4.875%	2,275,000	2,260,982
Turkiye Vakiflar Bankasi TAO(a)
02/05/2025	5.250%	500,000	503,999
01/08/2026	6.500%	800,000	828,857
Total			6,715,846
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2021	7.750%	2,710,000	2,710,356
09/01/2022	7.750%	2,410,000	2,516,957
02/01/2024	8.994%	1,400,000	1,557,577
09/01/2025	7.750%	3,050,000	3,367,918
11/01/2028	9.750%	3,850,000	4,660,609
Total			14,813,417
United Arab Emirates 0.0%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	1,129,000	1,193,907
DP World Crescent Ltd.(a)
09/26/2028	4.848%	740,000	849,144
DP World Ltd.(a)
07/02/2037	6.850%	300,000	406,770
Total			2,449,821
United Kingdom 0.0%
Gazprom PJSC via Gaz Finance PLC(a),(j)
12/31/2049	4.599%	2,425,000	2,531,546
United States 0.1%
Antares Holdings LP(a)
01/15/2027	2.750%	2,055,000	2,063,510
BOC Aviation USA Corp.(a)
04/29/2024	1.625%	2,015,000	2,033,944
Citgo Holding, Inc.(a)
08/01/2024	9.250%	350,000	350,415
DAE Funding LLC(a)
08/01/2024	1.550%	1,910,000	1,906,159
Total			6,354,028
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%	615,000	725,221
04/20/2055	4.975%	1,000,000	1,318,786
Total			2,044,007

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Islands 0.0%
1MDB Global Investments Ltd(a)
03/09/2023	4.400%	1,000,000	1,010,683
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	428,497
04/28/2025	3.250%	300,000	321,373
Total			1,760,553
Total Foreign Government Obligations (Cost $265,325,834)			280,720,487

Inflation-Indexed Bonds 0.1%

United States 0.1%
U.S. Treasury Inflation-Indexed Bond
02/15/2051	0.125%	6,459,698	7,323,356
Total Inflation-Indexed Bonds (Cost $7,287,184)			7,323,356

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	6,172,618
University of Virginia
Refunding Revenue Bonds
Taxable
Series 2021B
11/01/2051	2.584%	2,020,000	2,054,206
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	983,566
Total			9,210,390
Hospital 0.0%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	5,650,000	6,040,797
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	4,360,995
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2021D
08/01/2030	1.823%	515,000	516,415
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	2,685,000	3,620,569
Total			8,497,979
Sales Tax 0.0%
Puerto Rico Sales Tax Financing Corp.(p)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	2,740,000	3,165,684
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	3,000,000	2,914,103
Revenue Bonds
Future Tax Secured
Subordinated Series 2020D-3
11/01/2032	2.400%	1,045,000	1,083,772
New York State Dormitory Authority
Refunding Revenue Bonds
Taxable
Series 2020F
02/15/2032	2.957%	1,250,000	1,361,701
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,635,182
Total			7,994,758
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bonds
Series 2020C-2
11/15/2049	5.175%	810,000	1,115,170
Turnpike / Bridge / Toll Road 0.1%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	3,150,205

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	61

Portfolio of Investments  (continued)
August 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	2,384,148
Texas Private Activity Bond Surface Transportation Corp.
Revenue Bonds
Taxable North Tarrant Express Managed Lanes Project
Series 2019
12/31/2049	3.922%	875,000	1,003,788
Total			6,538,141
Water & Sewer 0.0%
City of San Francisco Public Utilities Commission Water
Refunding Revenue Bonds
Taxable Green Bonds
11/01/2041	2.825%	2,565,000	2,638,632
Total Municipal Bonds (Cost $41,175,617)			45,201,551

Residential Mortgage-Backed Securities - Agency 17.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS
CMO Series 2011-84 Class Z
09/25/2041	5.250%	1,617,083	1,772,349
Federal Home Loan Mortgage Corp.
03/01/2022- 08/01/2022	8.500%	391	394
08/01/2024- 02/01/2025	8.000%	7,243	7,715
10/01/2028- 07/01/2032	7.000%	140,131	160,932
03/01/2031- 06/01/2050	3.000%	35,575,715	37,679,364
10/01/2031- 07/01/2037	6.000%	523,386	621,460
04/01/2033- 09/01/2039	5.500%	843,861	976,990
05/01/2033- 01/01/2050	3.500%	72,418,953	78,592,886
10/01/2039- 08/01/2048	5.000%	1,215,649	1,350,767
09/01/2040- 04/01/2049	4.000%	19,498,777	21,369,991
09/01/2040- 10/01/2048	4.500%	5,268,212	5,750,006
06/01/2050	2.500%	12,718,051	13,224,688
CMO Series 2060 Class Z
05/15/2028	6.500%	97,764	110,502
CMO Series 2310 Class Z
04/15/2031	6.000%	78,097	89,365
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2725 Class TA
12/15/2033	4.500%	1,525,000	1,755,174
CMO Series 2882 Class ZC
11/15/2034	6.000%	3,829,746	4,352,190
CMO Series 2953 Class LZ
03/15/2035	6.000%	2,671,248	3,240,206
CMO Series 3028 Class ZE
09/15/2035	5.500%	136,516	150,780
CMO Series 3032 Class PZ
09/15/2035	5.800%	326,515	444,646
CMO Series 3071 Class ZP
11/15/2035	5.500%	7,167,291	8,897,250
CMO Series 3121 Class EZ
03/15/2036	6.000%	109,823	128,362
CMO Series 3181 Class AZ
07/15/2036	6.500%	57,924	69,065
CMO Series 353 Class 300
12/15/2046	3.000%	8,474,660	8,981,685
CMO Series 3740 Class BA
10/15/2040	4.000%	1,791,670	2,004,232
CMO Series 3747 Class HY
10/15/2040	4.500%	2,991,000	3,394,556
CMO Series 3753 Class KZ
11/15/2040	4.500%	6,617,232	7,418,960
CMO Series 3769 Class ZC
12/15/2040	4.500%	4,199,610	4,613,076
CMO Series 3809 Class HZ
02/15/2041	4.000%	2,682,052	3,022,787
CMO Series 3841 Class JZ
04/15/2041	5.000%	409,761	473,833
CMO Series 3888 Class ZG
07/15/2041	4.000%	798,901	865,441
CMO Series 3926 Class NY
09/15/2041	4.000%	616,298	678,697
CMO Series 3928 Class MB
09/15/2041	4.500%	1,099,491	1,163,805
CMO Series 3934 Class CB
10/15/2041	4.000%	4,139,094	4,590,213
CMO Series 3982 Class TZ
01/15/2042	4.000%	1,463,571	1,611,140
CMO Series 4027 Class AB
12/15/2040	4.000%	1,832,425	1,967,878
CMO Series 4057 Class ZB
06/15/2042	3.500%	5,510,529	5,987,835
CMO Series 4057 Class ZL
06/15/2042	3.500%	10,078,624	10,638,182

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4077 Class KM
11/15/2041	3.500%	224,730	232,346
CMO Series 4091 Class KB
08/15/2042	3.000%	6,500,000	6,961,997
CMO Series 4182 Class QN
02/15/2033	3.000%	1,114,600	1,142,621
CMO Series 4361 Class VB
02/15/2038	3.000%	6,183,756	6,370,818
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	6,786,001
CMO Series 4440 Class ZX
01/15/2045	4.000%	11,667,325	13,633,786
CMO Series 4463 Class ZA
04/15/2045	4.000%	5,151,080	5,683,580
CMO Series 4495 Class PA
09/15/2043	3.500%	235,172	244,703
CMO Series 4682 Class HZ
04/15/2047	3.500%	3,480,395	3,753,175
CMO Series 4758 Class HA
06/15/2045	4.000%	554,459	560,663
CMO Series 4771 Class HZ
03/15/2048	3.500%	9,040,941	9,861,766
CMO Series 4774 Class KA
12/15/2045	4.500%	1,427,269	1,450,761
CMO Series 4776 Class DW
09/15/2044	4.000%	1,021,575	1,022,706
CMO Series 4787 Class PY
05/15/2048	4.000%	1,937,448	2,057,450
CMO Series 4793 Class CD
06/15/2048	3.000%	1,503,352	1,562,170
CMO Series 4800 Class KG
11/15/2045	3.500%	325,174	326,065
CMO Series 4839 Class A
04/15/2051	4.000%	3,599,134	3,938,731
CMO Series 4846 Class MC
06/15/2046	4.000%	1,265,230	1,275,473
CMO Series 4941 Class CZ
11/25/2049	3.000%	1,051,199	1,110,631
Federal Home Loan Mortgage Corp.(b),(f)
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/15/2043	6.005%	20,910,335	3,789,212
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-4258 Class SJ
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/15/2043	6.555%	4,543,582	1,017,701
CMO Series 2014-4313 Class MS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	6.055%	6,801,383	1,188,017
CMO Series 3404 Class AS
-1.0 x 1-month USD LIBOR + 5.895% Cap 5.895% 01/15/2038	5.800%	2,184,084	407,334
CMO Series 3578 Class DI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 04/15/2036	6.555%	3,346,489	599,827
CMO Series 3892 Class SC
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2041	5.855%	5,103,689	983,237
CMO Series 3997 Class SK
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/15/2041	6.505%	13,030,980	1,584,256
CMO Series 4087 Class SC
-1.0 x 1-month USD LIBOR + 5.550% Cap 5.550% 07/15/2042	5.455%	6,213,773	1,098,459
CMO Series 4281 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2043	6.005%	10,755,102	1,926,196
CMO Series 4635 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2046	6.005%	16,740,887	2,721,245
CMO Series 4910 Class SG
1-month LIBID + 6.050% Cap 6.050% 09/25/2049	5.966%	23,152,019	4,626,051

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	63

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
CMO Series 1486 Class FA
1-month USD LIBOR + 1.300% Floor 1.300%, Cap 10.000% 04/15/2023	1.396%	65,703	66,109
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 8.500% 11/15/2031	0.546%	151,713	152,192
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 01/15/2033	0.496%	383,707	384,453
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 7.000% 03/15/2035	0.346%	162,247	162,507
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 05/15/2030	0.296%	333,422	332,490
CMO Series 3065 Class EB
-3.0 x 1-month USD LIBOR + 19.890% Cap 19.890% 11/15/2035	19.604%	420,114	611,420
CMO Series 3081 Class GC
-3.7 x 1-month USD LIBOR + 23.833% Cap 23.833% 12/15/2035	23.483%	750,531	1,184,012
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 8.000% 08/15/2035	0.796%	666,545	679,450
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% Floor 1.250%, Cap 6.500% 01/15/2037	1.336%	318,131	328,741
CMO Series 3680 Class FA
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 06/15/2040	1.096%	951,952	975,449
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	34,767	37,837
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	0.486%	231,945	231,467
CMO Series 5115 Class FD
30-day Average SOFR + 0.250% Floor 0.250%, Cap 4.000% 08/15/2043	0.295%	9,666,307	9,664,830
Federal Home Loan Mortgage Corp.(f)
CMO Series 303 Class C30
12/15/2042	4.500%	9,663,868	1,668,842
CMO Series 364 Class C15
12/15/2046	3.500%	7,330,389	985,034
CMO Series 4146 Class IA
12/15/2032	3.500%	7,266,332	804,493
CMO Series 4186 Class IB
03/15/2033	3.000%	7,250,195	699,291
CMO Series 4627 Class PI
05/15/2044	3.500%	4,181,949	279,683
CMO Series 4698 Class BI
07/15/2047	5.000%	17,379,814	3,226,284
CMO Series 5048 Class HI
01/15/2042	4.500%	4,227,095	734,618
CMO Series 5078 Class NI
06/15/2042	4.000%	2,740,000	732,849
Federal Home Loan Mortgage Corp.(d),(f)
CMO Series 351 Class 213
02/15/2046	4.135%	470,262	61,793
CMO Series 364 Class 141
12/15/2046	2.897%	528,652	49,756
CMO Series 364 Class 151
12/15/2046	3.347%	552,550	58,954
CMO Series 364 Class 158
12/15/2046	3.872%	305,514	38,486
CMO Series 364 Class 167
12/15/2046	2.517%	430,769	45,088
CMO Series 364 Class C23
12/15/2046	2.944%	6,183,466	694,009
CMO Series 364 Class C24
12/15/2046	3.470%	3,593,310	467,249
CMO Series 364 Class C25
12/15/2046	4.089%	1,127,252	177,607
CMO Series 368 Class C15
01/25/2048	3.302%	7,356,479	692,039
CMO Series 3833 Class LI
10/15/2040	1.685%	8,640,979	556,613

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5094 Class IO
12/15/2048	1.676%	15,068,224	1,277,793
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d),(f)
CMO Series K051 Class X1
09/25/2025	0.672%	17,695,366	331,211
CMO Series K058 Class X1
08/25/2026	1.050%	2,417,335	98,420
CMO Series KW02 Class X1
12/25/2026	0.424%	10,850,210	101,516
Federal Home Loan Mortgage Corp. REMICS(f)
CMO Series 4257 Class IK
12/15/2042	4.000%	5,961,871	971,899
CMO Series 5079 Class DI
02/25/2051	6.500%	16,810,588	3,887,057
CMO Series 5095 Class AI
04/25/2051	3.500%	32,408,694	4,727,528
Federal Home Loan Mortgage Corp. REMICS(d),(f)
CMO Series 5065 Class EI
11/25/2044	5.431%	2,066,682	478,411
Federal National Mortgage Association
04/01/2023	8.500%	4	4
06/01/2024	9.000%	142	143
02/01/2025- 08/01/2027	8.000%	16,192	17,578
03/01/2026- 07/01/2038	7.000%	462,465	546,334
04/01/2027- 06/01/2032	7.500%	34,854	39,036
05/01/2029- 10/01/2040	6.000%	1,595,758	1,887,108
08/01/2029- 03/01/2050	3.000%	39,838,282	42,047,803
01/01/2031	2.500%	1,998,444	2,109,735
03/01/2033- 04/01/2041	5.500%	803,838	928,623
10/01/2033- 06/01/2049	3.500%	73,101,165	78,844,458
07/01/2039- 10/01/2041	5.000%	2,593,514	2,926,143
08/01/2040- 05/01/2041	2.000%	26,486,460	27,116,072
10/01/2040- 06/01/2056	4.500%	10,015,524	11,067,446
02/01/2041- 06/01/2047	4.000%	43,186,858	47,559,925
CMO Series 2003-22 Class Z
04/25/2033	6.000%	115,454	133,875
CMO Series 2003-33 Class PT
05/25/2033	4.500%	6,453	7,184
CMO Series 2007-50 Class DZ
06/25/2037	5.500%	643,676	744,712
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-139 Class HA
11/25/2040	4.000%	1,843,691	2,061,256
CMO Series 2010-37 Class A1
05/25/2035	5.410%	343,896	356,568
CMO Series 2011-18 Class ZK
03/25/2041	4.000%	4,512,160	4,887,621
CMO Series 2011-53 Class WT
06/25/2041	4.500%	426,482	480,416
CMO Series 2011-87 Class GB
09/25/2041	4.500%	7,000,000	8,370,102
CMO Series 2012-121 Class GZ
11/25/2042	3.500%	12,663,592	13,606,445
CMO Series 2012-68 Class ZA
07/25/2042	3.500%	9,052,882	9,843,519
CMO Series 2012-94
09/25/2042	3.500%	5,478,525	5,904,394
CMO Series 2013-106 Class LA
08/25/2041	4.000%	2,342,765	2,604,767
CMO Series 2013-126 Class ZA
07/25/2032	4.000%	15,330,627	15,577,904
CMO Series 2013-16 Class GD
03/25/2033	3.000%	3,658,924	3,759,541
CMO Series 2013-66 Class AP
05/25/2043	6.000%	240,404	271,602
CMO Series 2016-9 Class A
09/25/2043	3.000%	111,022	112,154
CMO Series 2018-38 Class PA
06/25/2047	3.500%	1,069,579	1,112,579
CMO Series 2018-55 Class PA
01/25/2047	3.500%	3,663,466	3,781,806
CMO Series 2018-64 Class ET
09/25/2048	3.000%	4,869,860	5,103,984
CMO Series 2018-94D Class KD
12/25/2048	3.500%	1,602,455	1,687,880
CMO Series 2019-9 Class DZ
03/25/2049	4.000%	5,414,437	5,817,643
CMO Series 98-17 Class Z
04/18/2028	6.500%	75,098	81,849
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.445% Floor 1.445%, Cap 9.875% 04/01/2034	1.609%	81,662	82,015
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 8.000% 08/17/2032	0.443%	97,326	97,374

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	65

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 12/25/2034	0.284%	527,909	526,536
CMO Series 2006-71 Class SH
-2.6 x 1-month USD LIBOR + 15.738% Cap 15.738% 05/25/2035	15.516%	187,482	242,286
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% Floor 0.490%, Cap 7.000% 09/25/2037	0.574%	235,762	238,682
CMO Series 2007-W7 Class 1A4
-6.0 x 1-month USD LIBOR + 39.180% Cap 39.180% 07/25/2037	38.674%	71,061	124,611
CMO Series 2008-15 Class AS
-5.0 x 1-month USD LIBOR + 33.000% Cap 33.000% 08/25/2036	32.578%	354,124	670,017
CMO Series 2010-142 Class HS
-2.0 x 1-month USD LIBOR + 10.000% Cap 10.000% 12/25/2040	9.828%	609,611	675,918
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 7.000% 10/25/2040	0.634%	174,501	176,229
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 02/25/2042	0.584%	1,184,205	1,195,929
CMO Series 2012-115 Class MT
-3.0 x 1-month USD LIBOR + 13.500% Cap 4.500% 10/25/2042	4.500%	572,944	591,029
CMO Series 2016-32 Class GT
-4.5 x 1-month USD LIBOR + 18.000% Cap 4.500% 01/25/2043	4.500%	164,678	179,779
Federal National Mortgage Association(b),(f)
CMO Series 2004-29 Class PS
-1.0 x 1-month USD LIBOR + 7.600% Cap 7.600% 05/25/2034	7.516%	1,527,258	338,018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-43 Class SJ
-1.0 x 1-month USD LIBOR + 6.590% Cap 6.590% 06/25/2036	6.506%	1,105,802	216,822
CMO Series 2009-100 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 12/25/2039	6.116%	3,533,748	750,764
CMO Series 2009-87 Class NS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 11/25/2039	6.166%	5,716,803	951,734
CMO Series 2010-131 Class SA
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/25/2040	6.516%	4,592,514	1,039,739
CMO Series 2010-21 Class SA
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 03/25/2040	6.166%	8,519,930	1,616,467
CMO Series 2010-57 Class SA
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/25/2040	6.366%	2,113,104	400,770
CMO Series 2011-131 Class ST
-1.0 x 1-month USD LIBOR + 6.540% Cap 6.540% 12/25/2041	6.456%	26,224,663	5,609,579
CMO Series 2011-47 Class GS
-1.0 x 1-month USD LIBOR + 5.930% Cap 5.930% 06/25/2041	5.846%	7,070,720	1,191,966
CMO Series 2012-17 Class MS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2027	6.616%	3,305,842	293,951
CMO Series 2013-10 Class SJ
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/25/2043	6.066%	5,737,619	998,412

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-19 Class KS
-1.0 x 3-month USD LIBOR + 6.200% Cap 6.200% 10/25/2041	6.116%	7,255,310	933,175
CMO Series 2013-34 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2043	6.066%	15,393,793	3,865,837
CMO Series 2014-40 Class HS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 07/25/2044	6.616%	4,385,571	1,183,013
CMO Series 2014-52 Class SL
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2044	6.016%	7,342,885	1,320,983
CMO Series 2015-81 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/25/2037	6.616%	6,012,610	1,095,709
CMO Series 2016-19 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2046	6.016%	6,763,707	1,166,051
CMO Series 2016-32 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/25/2034	6.016%	3,080,677	521,026
CMO Series 2016-60 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	6.016%	9,100,375	1,710,972
CMO Series 2016-60 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	6.016%	29,260,765	5,076,354
CMO Series 2016-60 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2046	6.166%	8,522,232	1,520,470
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-82 Class SG
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/25/2046	6.016%	11,915,938	2,179,226
CMO Series 2016-88 Class BS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/25/2046	6.016%	8,682,351	1,621,546
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	6.566%	5,649,679	1,081,036
CMO Series 2017-26 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2047	6.066%	8,364,366	1,574,571
CMO Series 2017-57 Class SD
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 08/25/2047	2.750%	9,094,986	824,749
CMO Series 2018-43 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2038	6.166%	6,434,810	1,188,328
CMO Series 2018-61 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 08/25/2048	6.116%	4,609,832	852,457
CMO Series 2019-35 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2049	6.066%	19,822,640	3,664,705
CMO Series 2019-39 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/25/2049	6.016%	18,449,495	3,394,419
Federal National Mortgage Association(f)
CMO Series 2013-16 Class MI
03/25/2043	4.000%	5,502,327	689,385
CMO Series 2013-23 Class AI
03/25/2043	5.000%	6,859,997	1,241,575
CMO Series 2013-35 Class IB
04/25/2033	3.000%	9,036,760	973,010

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	67

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-41 Class HI
02/25/2033	3.000%	10,102,505	869,310
CMO Series 2015-54 Class GI
07/25/2045	5.500%	28,001,213	5,112,615
CMO Series 2020-42 Class AI
06/25/2050	2.500%	22,432,383	2,849,285
CMO Series 2020-72 Class LI
12/25/2040	5.000%	6,000,000	1,572,187
CMO Series 2021-33 Class AI
05/25/2047	2.500%	39,550,131	4,645,926
CMO Series 385 Class 8
12/25/2037	5.500%	2,888,437	596,604
Federal National Mortgage Association(d)
CMO Series 2016-40 Class GA
07/25/2046	2.118%	7,712,940	8,060,662
Federal National Mortgage Association(d),(f)
CMO Series 2021-24 Class IO
03/25/2059	1.231%	8,786,163	674,373
Federal National Mortgage Association(g)
CMO Series G93-28 Class E
07/25/2022	0.000%	20,219	20,172
Federal National Mortgage Association REMICS
CMO Series 2018-11 Class BX
12/25/2047	4.000%	14,900,000	15,998,099
Government National Mortgage Association
05/15/2040- 10/20/2048	5.000%	4,156,757	4,554,430
05/20/2041- 08/20/2048	4.500%	6,553,280	7,037,616
02/15/2042- 10/20/2048	4.000%	9,471,492	10,143,010
03/20/2046- 07/20/2049	3.500%	20,241,247	21,453,117
12/20/2046- 10/20/2049	3.000%	11,306,521	11,924,085
CMO Series 2005-45 Class ZA
06/16/2035	6.000%	1,447,367	1,905,351
CMO Series 2009-104 Class YD
11/20/2039	5.000%	1,961,180	2,221,682
CMO Series 2009-55 Class LX
07/20/2039	5.000%	2,346,317	2,600,782
CMO Series 2009-67 Class DB
08/20/2039	5.000%	2,680,493	3,012,491
CMO Series 2010-108 Class WL
04/16/2040	4.000%	2,632,233	2,897,110
CMO Series 2010-120 Class AY
09/20/2040	4.000%	2,429,749	2,714,493
CMO Series 2010-135 Class PE
10/16/2040	4.000%	4,451,505	4,906,476
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-22 Class PL
02/20/2041	5.000%	2,015,000	2,392,738
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	7,340	7,360
CMO Series 2014-3 Class EP
02/16/2043	2.750%	8,315,950	8,747,643
CMO Series 2018-115 Class DE
08/20/2048	3.500%	2,593,606	2,779,732
CMO Series 2018-53 Class AL
11/20/2045	3.500%	733,755	780,105
CMO Series 2019-H04 Class NA
09/20/2068	3.500%	556,201	600,683
CMO Series 2019-H17
03/20/2069	3.000%	1,081,568	1,125,193
Government National Mortgage Association(c)
09/20/2051	2.500%	9,000,000	9,347,564
Government National Mortgage Association(b)
1-year CMT + 1.136% 03/20/2066	1.176%	301,162	307,674
1-year CMT + 0.681% 04/20/2066	0.721%	551,641	561,307
CMO Series 2003-60 Class GS
-1.7 x 1-month USD LIBOR + 12.417% Cap 12.417% 05/16/2033	12.258%	95,831	102,248
CMO Series 2006-37 Class AS
-6.0 x 1-month USD LIBOR + 39.660% Cap 39.660% 07/20/2036	39.130%	735,401	1,450,650
CMO Series 2010-H03 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.690% 03/20/2060	0.646%	617,587	620,364
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 13.898% 08/20/2058	0.453%	247,517	247,666
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 03/20/2041	0.538%	120,218	119,574
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.560% Floor 0.560% 09/20/2062	0.663%	167,439	168,102

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	0.803%	2,727	2,754
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	0.753%	2,431	2,451
CMO Series 2012-H25 Class FA
1-month USD LIBOR + 0.700% Floor 0.700% 12/20/2061	0.803%	27,312	27,610
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 04/16/2028	0.346%	186,486	186,622
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 10.500% 12/20/2062	0.443%	234,314	234,405
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	0.503%	13,392	13,398
CMO Series 2013-H08 Class BF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 10.000% 03/20/2063	0.503%	1,206,057	1,207,892
CMO Series 2013-H14 Class FD
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 11.000% 06/20/2063	0.573%	1,103,434	1,106,625
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 07/20/2063	0.653%	426,641	428,058
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.190% 07/20/2063	0.603%	406,743	407,929
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2063	0.703%	2,724,941	2,734,553
CMO Series 2015-H26 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2065	0.703%	280,487	281,662
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-H04 Class FG
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 999.000% 12/20/2061	0.803%	22,042	22,159
CMO Series 2017-H03 Class FB
1-month USD LIBOR + 0.650% Floor 0.650% 06/20/2066	0.753%	3,284,235	3,304,414
CMO Series 2018-H04 Class FM
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 11.000% 03/20/2068	0.403%	3,043,701	3,042,183
CMO Series 2019-H01 Class FL
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 12/20/2068	0.553%	652,438	654,214
CMO Series 2019-H10 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 05/20/2069	0.503%	2,688,853	2,690,178
Government National Mortgage Association(b),(f)
CMO Series 2010-31 Class ES
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 03/20/2040	4.912%	10,047,371	1,542,246
CMO Series 2011-13 Class S
1-month LIBID + 5.950% Cap 5.950% 01/16/2041	5.855%	6,523,437	1,189,024
CMO Series 2011-30 Class SB
1-month LIBID + 6.600% Cap 6.600% 02/20/2041	6.512%	3,354,842	639,554
CMO Series 2015-155 Class SA
-1.0 x 1-month USD LIBOR + 5.700% Cap 5.700% 10/20/2045	5.612%	4,599,366	688,719
CMO Series 2017-93 Class CS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2047	6.112%	13,329,968	2,939,870
CMO Series 2019-123 Class SP
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/20/2049	6.012%	20,933,928	2,731,455

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	69

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-13 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	6.012%	15,604,584	2,272,233
CMO Series 2019-6 Class SJ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	6.012%	13,361,848	2,369,932
CMO Series 2019-86 Class SG
-1.0 x 1-month USD LIBOR + 5.600% Cap 5.600% 07/20/2049	5.512%	6,169,651	1,023,112
Government National Mortgage Association(d)
CMO Series 2010-H17 Class XQ
07/20/2060	5.210%	3,897	4,142
CMO Series 2017-H04 Class DA
12/20/2066	4.401%	1,461	1,560
Series 2003-72 Class Z
11/16/2045	5.297%	391,653	427,605
Government National Mortgage Association(d),(f)
CMO Series 2014-150 Class IO
07/16/2056	0.420%	13,256,524	325,461
CMO Series 2014-H05 Class AI
02/20/2064	1.349%	5,068,383	286,065
CMO Series 2014-H14 Class BI
06/20/2064	1.657%	6,148,893	380,192
CMO Series 2014-H15 Class HI
05/20/2064	1.436%	8,464,974	341,342
CMO Series 2014-H20 Class HI
10/20/2064	1.298%	2,993,073	168,121
CMO Series 2015-163 Class IO
12/16/2057	0.749%	2,105,741	74,233
CMO Series 2015-189 Class IG
01/16/2057	0.847%	11,712,978	464,444
CMO Series 2015-30 Class IO
07/16/2056	0.719%	3,518,738	137,305
CMO Series 2015-32 Class IO
09/16/2049	0.669%	6,487,505	193,345
CMO Series 2015-73 Class IO
11/16/2055	0.645%	3,058,271	91,992
CMO Series 2015-9 Class IO
02/16/2049	0.727%	11,294,391	337,614
CMO Series 2015-H22 Class BI
09/20/2065	1.796%	2,442,964	145,494
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-72 Class IO
12/16/2055	0.845%	9,865,995	402,385
CMO Series 2021-33 Class IO
10/16/2062	0.987%	10,158,561	874,225
CMO Series 2021-40 Class IO
02/16/2063	0.842%	7,562,898	596,943
CMO Series 2021-H03 Class IO
04/20/2070	4.132%	23,317,881	2,763,171
CMO Series 2021-H08 Class IA
01/20/2068	4.204%	2,845,462	344,443
Government National Mortgage Association(f)
CMO Series 2016-88 Class PI
07/20/2046	4.000%	8,972,784	1,381,870
CMO Series 2017-101 Class AI
07/20/2047	4.000%	6,653,913	874,699
CMO Series 2017-52 Class AI
04/20/2047	6.000%	4,603,504	823,407
CMO Series 2017-68 Class TI
05/20/2047	5.500%	1,835,598	306,353
CMO Series 2019-108 Class MI
07/20/2049	3.500%	12,096,192	1,519,250
CMO Series 2019-99 Class AI
08/16/2049	4.000%	5,938,854	1,288,742
CMO Series 2020-134 Class AI
09/20/2050	3.000%	14,763,051	1,720,389
Government National Mortgage Association TBA(c)
10/21/2050- 09/21/2051	2.500%	98,693,000	102,246,976
10/21/2050	3.000%	1,300,000	1,356,773
11/19/2050- 10/21/2051	2.000%	84,675,000	86,244,899
Seasoned Credit Risk Transfer Trust
CMO Series 2018-2 Class MV (FHLMC)
11/25/2057	3.500%	4,398,568	4,856,038
Uniform Mortgage-Backed Security TBA(c)
10/19/2035	1.500%	32,400,000	32,889,755
10/19/2035- 10/14/2051	2.000%	438,036,000	444,823,690
09/16/2036- 09/14/2051	2.500%	302,966,000	314,301,346
09/14/2051	3.000%	26,300,000	27,510,211
Total Residential Mortgage-Backed Securities - Agency (Cost $1,901,002,617)			1,929,393,504

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACE Securities Corp. Home Equity Loan Trust(b)
CMO Series 2006-OP1 Class A2D
1-month USD LIBOR + 0.240% Floor 0.240% 04/25/2036	0.564%	10,384,782	10,086,444
Ajax Mortgage Loan Trust(a),(d)
CMO Series 2019-F Class A1
07/25/2059	2.860%	7,351,199	7,428,315
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	500,454	501,947
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	472,571	472,464
Banc of America Funding Trust(q)
CMO Series 2006-D Class 3A1
05/20/2036	2.922%	849,279	900,809
Banc of America Funding Trust(b)
CMO Series 2007-C Class 7A1
1-month USD LIBOR + 0.210% Floor 0.210% 05/20/2047	0.508%	1,990,925	1,987,391
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	868,525	874,698
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.700% Floor 2.700% 03/25/2029	2.792%	2,290,000	2,301,621
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.684%	1,038,937	1,042,009
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 12.500% 08/25/2036	0.234%	2,077,115	2,021,667
Central Park Funding Trust(a),(b)
CMO Series 2021-1 Class A
1-month USD LIBOR + 2.750% Floor 2.750% 08/29/2022	2.859%	9,646,332	9,865,493
CMO Series 2021-2 Class PT
1-month USD LIBOR + 3.000% 10/27/2022	3.087%	7,422,066	7,449,709
Chase Mortgage Finance Corp.(a),(d)
Subordinated CMO Series 2019-1 Class B2
03/25/2050	3.876%	963,621	996,814
Subordinated Series 2016-SH1 Class M2
04/25/2045	3.750%	321,310	326,796
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Group(a),(d)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	9,606,534	9,636,718
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.162%	5,363,304	5,343,018
CIM Trust(a),(d)
CMO Series 2019-J2 Class B1
10/25/2049	3.798%	860,749	897,410
CMO Series 2019-R5 Class M2
09/25/2059	3.250%	1,100,000	1,163,306
CMO Series 2020-R4 Class A1A
06/25/2060	3.300%	8,629,503	8,618,922
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	5,769,565	5,750,552
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	12,483,822	12,632,380
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	343,663	351,012
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2014-12 Class 3A1
10/25/2035	2.685%	169,642	169,665
CMO Series 2015-A Class A4
06/25/2058	4.250%	83,884	84,808
Subordinated CMO Series 2021-J2 Class B3W
07/25/2051	2.781%	497,895	491,279
COLT Mortgage Loan Trust(a)
CMO Series 2019-4 Class A3
11/25/2049	2.988%	522,691	522,891
COLT Mortgage Loan Trust(a),(d)
CMO Series 2020-1R Class A2
09/25/2065	1.512%	569,593	570,811
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2M2
1-month USD LIBOR + 2.450% 07/25/2031	2.534%	899,806	904,325
CMO Series 2019-R02 Class 1M2
1-month USD LIBOR + 2.300% Floor 2.300% 08/25/2031	2.384%	503,997	507,520
CMO Series 2020-R02 Class 2M2
1-month USD LIBOR + 2.000% 01/25/2040	2.084%	751,567	754,553
CMO Series 2020-SBT1 Class 1M2
1-month USD LIBOR + 3.650% 02/25/2040	3.734%	1,500,000	1,550,224

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	71

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-SBT1 Class 2M2
1-month USD LIBOR + 3.650% 02/25/2040	3.734%	3,500,000	3,620,147
Subordinated CMO Series 2019-R05 Class 1B1
1-month USD LIBOR + 4.100% 07/25/2039	4.184%	2,000,000	2,034,636
Countrywide Home Loan Mortgage Pass-Through Trust(d)
CMO Series 2007-HY5 Class 1A1
09/25/2047	3.403%	376,975	350,538
Credit Suisse Mortgage Trust(a)
CMO Series 2020-11R Class A1
04/25/2038	2.000%	3,814,797	3,898,119
Credit-Based Asset Servicing & Securitization LLC(d)
CMO Series 2007-CB1 Class AF3
01/25/2037	5.737%	3,755,783	1,667,877
CSMC Trust(a),(d)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	7,531,757	7,869,687
CMO Series 2020-RPL2 Class A12
02/25/2060	3.430%	4,436,173	4,583,419
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	3,275,281	3,268,196
CSMCM Trust Certificates(a),(d)
CMO Series 2018-RPL4 Class CERT
07/25/2050	3.735%	2,105,853	2,149,008
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2020-1 Class M1
01/25/2060	3.010%	1,000,000	998,662
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	1,905,000	1,986,877
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 11.000% 10/19/2045	0.667%	1,300,697	1,266,072
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% Floor 0.200% 10/19/2036	0.287%	2,095,918	1,892,327
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.884%	493,283	493,283
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% 05/25/2025	4.084%	1,331,863	1,354,781
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-C03 Class 1M2
1-month USD LIBOR + 5.000% Floor 5.000% 07/25/2025	5.084%	247,153	253,131
CMO Series 2015-C03 Class 2M2
1-month USD LIBOR + 5.000% 07/25/2025	5.084%	250,937	253,315
CMO Series 2015-C04 Class 1M2
1-month USD LIBOR + 5.700% 04/25/2028	5.784%	1,736,115	1,826,340
CMO Series 2015-C04 Class 2M2
1-month USD LIBOR + 5.550% 04/25/2028	5.634%	1,623,499	1,702,823
CMO Series 2016-C04 Class 1M2
1-month USD LIBOR + 4.250% 01/25/2029	4.334%	2,104,593	2,184,423
CMO Series 2017-C02 Class 2M2
1-month USD LIBOR + 3.650% 09/25/2029	3.734%	3,075,480	3,181,271
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	3.084%	3,718,698	3,818,291
CMO Series 2017-C04 Class 2M2
1-month USD LIBOR + 2.850% 11/25/2029	2.934%	3,213,731	3,285,130
CMO Series 2017-C06 Class 1M2
1-month USD LIBOR + 2.650% Floor 2.650% 02/25/2030	2.734%	1,814,771	1,846,535
CMO Series 2017-C06 Class 2M2
1-month USD LIBOR + 2.800% Floor 2.800% 02/25/2030	2.884%	546,660	557,809
CMO Series 2017-C07 Class 2M2
1-month USD LIBOR + 2.500% Floor 2.500% 05/25/2030	2.584%	2,143,447	2,168,423
CMO Series 2018-C06 Class 1M2
1-month USD LIBOR + 2.000% Floor 2.000% 03/25/2031	2.084%	2,207,318	2,221,718
CMO Series 2018-C06 Class 2M2
1-month USD LIBOR + 2.100% Floor 2.100% 03/25/2031	2.184%	1,962,179	1,977,257
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.084%	1,586,732	1,617,252

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-DNA1 Class M3
1-month USD LIBOR + 5.550% 07/25/2028	5.634%	3,576,577	3,738,584
CMO Series 2017-DNA3 Class M2
1-month USD LIBOR + 2.500% 03/25/2030	2.584%	3,000,000	3,060,106
CMO Series 2017-HQA2 Class M2
1-month USD LIBOR + 2.650% 12/25/2029	2.734%	2,796,763	2,846,118
CMO Series 2018-HQA1 Class M2
1-month USD LIBOR + 2.300% 09/25/2030	2.384%	1,543,808	1,563,608
Series 2016-HQA2 Class M3
1-month USD LIBOR + 5.150% 11/25/2028	5.234%	1,925,286	1,989,282
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust(a),(b)
CMO Series 2019-DNA1 Class M2
1-month USD LIBOR + 2.650% 01/25/2049	2.734%	886,694	898,059
CMO Series 2019-HQA2 Class M2
1-month USD LIBOR + 2.050% Floor 2.050% 04/25/2049	2.134%	1,447,339	1,451,893
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% Floor 0.210% 12/25/2037	0.294%	1,598,558	1,522,607
CMO Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% Floor 0.100% 03/25/2037	0.184%	3,776,381	2,305,912
First Horizon Mortgage Pass-Through Trust(d)
CMO Series 2007-AR1 Class 1A1
05/25/2037	2.815%	244,224	140,423
Flagstar Mortgage Trust(a),(d)
Subordinated CMO Series 2018-5 Class B3
09/25/2048	4.536%	940,946	953,515
Subordinated CMO Series 2019-2 Class B1
12/25/2049	4.100%	902,691	945,932
Subordinated CMO Series 2019-2 Class B2
12/25/2049	4.100%	965,445	1,003,814
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA2 Class M2
1-month USD LIBOR + 1.850% 02/25/2050	1.934%	2,888,777	2,906,584
CMO Series 2020-HQA1 Class M2
1-month USD LIBOR + 1.900% 01/25/2050	1.984%	168,016	168,572
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	3.184%	3,131,135	3,173,013
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	3.684%	3,357,656	3,392,958
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	1.700%	1,500,000	1,509,767
CMO Series 2021-HQA1 Class B1
30-day Average SOFR + 3.000% 08/25/2033	3.050%	6,000,000	6,036,617
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	2.300%	11,700,000	11,844,872
Subordinated CMO Series 2021-DNA3 Class B1
30-day Average SOFR + 3.500% 10/25/2033	3.550%	2,025,000	2,099,644
Freddie Mac STACR Trust(a),(b)
CMO Series 2018-HQA2 Class M2
1-month USD LIBOR + 2.300% 10/25/2048	2.384%	1,100,000	1,109,684
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
1-month USD LIBOR + 3.900% 12/25/2027	3.989%	1,443,928	1,459,525
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.084%	1,448,656	1,455,542
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.650%	8,755,000	8,869,353
CMO Series 2021-DNA2 Class M2
30-day Average SOFR + 2.300% 08/25/2033	2.350%	1,000,000	1,022,813
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.050%	1,805,000	1,894,603
Galton Funding Mortgage Trust(a),(d)
CMO Series 2019-1 Class B1
02/25/2059	4.250%	1,643,845	1,736,465
CMO Series 2019-1 Class B2
02/25/2059	4.500%	923,143	974,866

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	73

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2018-2 Class B2
10/25/2058	4.750%	481,099	517,113
GCAT LLC(a),(d)
CMO Series 2019-4 Class A1
11/26/2049	3.228%	7,203,319	7,273,900
Genworth Mortgage Insurance Corp.(a),(b),(c)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	2.950%	1,000,000	1,000,000
GS Mortgage-Backed Securities Corp. Trust(a),(d)
CMO Series 2019-PJ3 Class A1
03/25/2050	3.500%	71,849	72,909
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% Floor 0.870% 11/25/2034	0.954%	1,331,331	1,321,821
GSR Mortgage Loan Trust(d)
CMO Series 2006-AR2 Class 2A1
04/25/2036	2.631%	1,100,306	896,800
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	0.287%	6,616,132	6,176,863
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2019-2 Class A3
09/25/2059	3.007%	732,525	732,817
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month USD LIBOR + 0.360% Floor 0.360% 12/25/2035	0.444%	4,310,890	4,283,241
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 04/25/2047	0.644%	3,582,911	3,544,338
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH5 Class A5
1-month USD LIBOR + 0.260% Floor 0.260% 06/25/2037	0.344%	2,600,674	2,584,162
JPMorgan Mortgage Trust
CMO Series 2006-S2 Class 2A2
12/31/2049	5.875%	37,342	46,966
CMO Series 2007-S1 Class 1A2
03/25/2022	5.500%	23,205	23,097
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Trust(a),(d)
CMO Series 2018-5 Class A13
10/25/2048	3.500%	937,868	963,975
CMO Series 2018-6 Class 1A10
12/25/2048	3.500%	281,920	285,235
CMO Series 2019-1 Class A3
05/25/2049	4.000%	696,647	705,586
CMO Series 2019-2 Class A3
08/25/2049	4.000%	256,167	258,043
CMO Series 2019-3 Class A3
09/25/2049	4.000%	69,088	69,208
CMO Series 2019-5 Class A3
11/25/2049	4.000%	653,340	663,478
CMO Series 2019-8 Class A15
03/25/2050	3.500%	357,765	364,478
CMO Series 2019-9 Class B2A
05/25/2050	3.516%	1,451,202	1,497,916
CMO Series 2019-HYB1 Class B1
10/25/2049	3.762%	971,407	1,016,259
CMO Series 2019-INV2 Class A3
02/25/2050	3.500%	305,817	311,305
CMO Series 2019-LTV1 Class A3
06/25/2049	4.000%	224,627	225,841
CMO Series 2019-LTV2 Class A18
12/25/2049	4.000%	120,368	121,821
CMO Series 2019-LTV3 Class B3
03/25/2050	4.431%	1,623,683	1,672,926
CMO Series 2020-1 Class A15
06/25/2050	3.500%	905,270	919,176
CMO Series 2020-2 Class A15
07/25/2050	3.500%	586,126	596,716
CMO Series 2020-5 Class A15
12/25/2050	3.000%	401,248	407,125
CMO Series 2020-5 Class B1
12/25/2050	3.736%	977,261	1,015,013
Subordinated CMO Series 2017-1 Class B4
01/25/2047	3.491%	447,858	456,930
Subordinated CMO Series 2017-3 Class B1
08/25/2047	3.785%	1,339,588	1,409,596
Subordinated CMO Series 2017-6 Class B2
12/25/2048	3.799%	553,819	569,293
Subordinated CMO Series 2018-8 Class B1
01/25/2049	4.149%	1,129,304	1,143,344
Subordinated CMO Series 2018-8 Class B2
01/25/2049	4.149%	941,087	966,221

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-2 Class B2
08/25/2049	4.533%	2,195,973	2,214,357
Subordinated CMO Series 2019-6 Class B1
12/25/2049	4.271%	961,798	986,855
Subordinated CMO Series 2019-8 Class B3A
03/25/2050	3.443%	1,927,671	1,977,718
Subordinated CMO Series 2019-LTV1 Class B2
06/25/2049	4.843%	2,019,774	2,052,672
Subordinated CMO Series 2019-LTV2 Class B2
12/25/2049	4.842%	1,154,875	1,184,458
Subordinated CMO Series 2019-LTV2 Class B3
12/25/2049	4.842%	962,396	984,728
Subordinated CMO Series 2020-8 Class B2
03/25/2051	3.624%	1,959,114	2,037,216
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month USD LIBOR + 0.750% 04/25/2046	0.839%	1,000,844	1,000,844
JPMorgan Trust(a),(d)
Subordinated CMO Series 2015-3 Class B3
05/25/2045	3.590%	619,432	632,271
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	1,232,234	1,233,493
Legacy Mortgage Asset Trust(a),(d)
CMO Series 2019-GS2 Class A1
01/25/2059	3.750%	1,248,664	1,250,147
CMO Series 2019-GS4 Class A1
05/25/2059	3.438%	2,242,038	2,241,398
CMO Series 2019-GS6 Class A1
06/25/2059	3.000%	1,018,989	1,019,566
CMO Series 2019-PR1 Class A1
09/25/2059	3.858%	9,444,435	9,490,195
CMO Series 2020-GS1 Class A1
10/25/2059	2.882%	4,116,276	4,135,311
CMO Series 2020-SL1 Class A
01/25/2060	2.734%	1,921,163	1,913,616
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	1,208,699	1,214,592
CMO Series 2021-SL1 Class A
09/25/2060	1.991%	3,816,913	3,824,646
Lehman XS Trust(b)
CMO Series 2005-4 Class 1A3
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2035	0.884%	303,207	303,492
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% Floor 0.300% 11/25/2035	0.384%	1,055,326	1,048,326
CMO Series 2006-2N Class 1A1
1-month USD LIBOR + 0.260% Floor 0.260% 02/25/2046	0.604%	1,425,269	1,313,098
Long Beach Mortgage Loan Trust(b)
CMO Series 2005-1 Class M3
1-month USD LIBOR + 0.870% Floor 0.870% 02/25/2035	0.954%	288,128	288,178
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	0.234%	4,435,473	3,443,546
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	483,485	503,264
Mello Mortgage Capital Acceptance Trust(a),(d)
Subordinated CMO Series 2021-INV1 Class B3
06/25/2051	2.994%	2,033,301	2,021,950
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month USD LIBOR + 0.340% Floor 0.340% 04/25/2037	0.424%	18,487,828	10,670,609
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	156,326	156,729
Morgan Stanley Resecuritization Trust(a),(d)
CMO Series 2015-R4 Class 4B1
08/26/2047	3.059%	2,042,435	2,030,001
Mortgage Repurchase Agreement Financing Trust(a),(b)
CMO Series 2020-4 Class A1
1-month USD LIBOR + 1.350% 04/23/2023	1.445%	1,145,000	1,145,245
CMO Series 2020-4 Class A2
1-month USD LIBOR + 1.350% 04/23/2023	1.445%	2,190,000	2,190,469
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.500% 12/25/2035	0.604%	741,588	746,072
MRA Issuance Trust(a),(b)
CMO Series 2020-7 Class A
1-month USD LIBOR + 1.600% 12/11/2021	1.696%	23,220,000	23,221,384

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	75

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MRA Issuance Trust(a),(b),(e),(m)
CMO Series 2021-10 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 02/22/2023	1.596%	8,930,000	8,930,000
CMO Series 2021-9 Class A1X
1-month USD LIBOR + 1.200% Floor 1.200% 11/15/2021	1.315%	7,000,000	7,000,000
CMO Series 2021-EBO3 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 03/31/2023	1.860%	6,690,000	6,690,000
CMO Series 2021-EBO3 Class A2
1-month USD LIBOR + 2.750% Floor 2.750% 03/31/2023	2.860%	7,720,000	7,720,000
CMO Series 2021-EBO6 Class A1X
1-month USD LIBOR + 1.600% Floor 1.600% 02/16/2022	1.700%	9,890,000	9,890,000
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2018-4A Class A1S
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2048	0.834%	1,659,509	1,661,787
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	1.634%	247,864	249,538
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.484%	92,752	92,917
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.600% Floor 3.600% 10/25/2030	3.684%	530,000	539,703
Subordinated CMO Series 2020-2A Class M1A
1-month USD LIBOR + 2.400% Floor 2.400% 10/25/2030	2.484%	150,760	151,138
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	1.700%	1,290,000	1,296,008
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	2.100%	915,000	926,971
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	3.050%	2,250,000	2,300,872
OBX Trust(a),(d)
CMO Series 2019-EXP1 Class 1A3
01/25/2059	4.000%	257,849	262,720
CMO Series 2019-INV2 Class A25
05/27/2049	4.000%	198,251	201,583
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-4 Class M2
1-month USD LIBOR + 0.750% Floor 0.750% 11/25/2035	0.839%	8,400,000	8,196,139
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	2.750%	3,000,000	3,009,140
RALI Trust(d)
CMO Series 2005-QA4 Class A41
04/25/2035	3.256%	54,185	48,073
RALI Trust(d),(f)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.457%	27,910,979	351,553
CMO Series 2006-QS9 Class 1AV
07/25/2036	0.606%	13,456,579	174,622
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.171%	28,801,645	172,531
RFMSI Trust(d)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.149%	873,877	618,398
CMO Series 2006-SA4 Class 2A1
11/25/2036	4.661%	262,044	255,009
Seasoned Credit Risk Transfer Trust
CMO Series 2017-4 Class M45T
06/25/2057	4.500%	512,425	570,903
Securitized Asset-Backed Receivables LLC Trust(b)
Subordinated CMO Series 2006-OP1 Class M2
1-month USD LIBOR + 0.390% Floor 0.390% 10/25/2035	0.669%	1,774,798	1,772,825

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sequoia Mortgage Trust(a),(d)
CMO Series 2019-4 Class A19
11/25/2049	3.500%	262,332	267,092
CMO Series 2019-CH1 Class A1
03/25/2049	4.500%	268,471	271,097
CMO Series 2019-CH2 Class A1
08/25/2049	4.500%	259,415	263,357
Subordinated CMO Series 2015-1 Class B1
01/25/2045	3.888%	458,611	468,024
Subordinated CMO Series 2018-6 Class B1
07/25/2048	4.185%	1,163,031	1,202,720
Subordinated CMO Series 2019-2 Class B2
06/25/2049	4.259%	1,889,079	1,963,600
Subordinated CMO Series 2020-3 Class B2
04/25/2050	3.350%	1,030,728	1,071,576
Station Place Securitization Trust(a),(b),(e)
CMO Series 2021-4 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 04/11/2022	0.991%	10,600,000	10,600,000
CMO Series 2021-8 Class A
1-month USD LIBOR + 0.800% Floor 0.800% 06/20/2022	0.886%	7,370,000	7,370,000
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-20 Class 1A2
01/25/2035	2.748%	502,208	514,590
CMO Series 2006-5 Class 1A1
06/25/2036	3.057%	932,312	908,304
Texas Capital Bank NA(a),(b)
CMO Series 2021 Class NOTE
3-month USD LIBOR + 4.500% 09/30/2024	4.647%	7,340,000	7,367,241
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% Floor 0.150% 01/25/2037	0.234%	3,778,917	2,335,525
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2003-AR8 Class A
08/25/2033	2.664%	280,218	289,630
CMO Series 2004-AR4 Class A6
06/25/2034	2.618%	2,456,613	2,492,692
CMO Series 2004-AR7 Class A6
07/25/2034	2.594%	1,007,174	1,027,057
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.093%	3,038,740	3,019,556
CMO Series 2007-HY3 Class 1A1
03/25/2037	2.825%	459,059	423,378
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.320% Floor 0.320%, Cap 10.500% 08/25/2045	0.724%	872,446	867,313
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.540% Floor 0.540%, Cap 10.500% 12/25/2045	0.624%	2,642,898	2,583,555
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.310% Floor 0.310%, Cap 10.500% 01/25/2045	0.704%	861,131	859,862
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 10.500% 07/25/2045	0.664%	2,267,085	2,237,247
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 10.500% 07/25/2045	0.724%	604,435	605,953
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	1.033%	1,465,913	1,453,401
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% Floor 0.980% 06/25/2046	1.073%	477,473	483,008
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% Floor 0.310% 06/25/2037	0.394%	2,145,156	2,108,318
Wells Fargo Mortgage-Backed Securities Trust(a),(d)
CMO Series 2019-1 Class A1
11/25/2048	3.814%	229,206	231,280
Subordinated CMO Series 2018-1 Class B3
07/25/2047	3.691%	1,108,684	1,132,410
Subordinated CMO Series 2020-1 Class B3
12/25/2049	3.391%	1,959,622	2,003,462
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	930,000	931,107
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $480,716,296)			485,632,392

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	77

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans 0.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(r)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	2.335%	733,788	721,512
Airlines 0.0%
American Airlines, Inc.(b),(r)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027	1.835%	174,500	163,692
United AirLines, Inc.(b),(r)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	4.500%	723,188	723,925
Total			887,617
Automotive 0.1%
Clarios Global LP(b),(r)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	3.335%	1,813,125	1,791,966
Tenneco, Inc.(b),(r)
Tranche A Term Loan
3-month USD LIBOR + 1.750% 09/29/2023	1.835%	9,600,104	9,488,071
Total			11,280,037
Cable and Satellite 0.1%
Charter Communications Operating LLC/Safari LLC(b),(r)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.840%	246,240	243,603
CSC Holdings LLC(b),(r)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	2.345%	696,364	685,667
3-month USD LIBOR + 2.500% 04/15/2027	2.595%	4,011,761	3,958,043
DIRECTV Financing LLC(b),(r)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	5.750%	1,450,000	1,449,174
Virgin Media Bristol LLC(b),(r)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.596%	1,250,000	1,235,938
Total			7,572,425
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(b),(r)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	1.897%	795,289	790,095
Nouryon Finance BV(b),(r)
Term Loan
1-month USD LIBOR + 2.750% 10/01/2025	2.838%	417,040	411,977
Total			1,202,072
Consumer Cyclical Services 0.0%
Intrado Corp.(b),(r)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	5.000%	665,083	642,184
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/10/2024	4.500%	505,469	484,068
Spin Holdco Inc.(b),(r)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 03/04/2028	4.750%	548,625	548,899
Total			1,675,151
Consumer Products 0.0%
Acuity Specialty Products, Inc./Zep, Inc.(b),(r)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 08/12/2024	5.000%	770,995	744,010
Diversified Manufacturing 0.0%
Vertiv Group Corp.(b),(r)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 03/02/2027	2.846%	1,403,466	1,393,824
Electric 0.0%
Vistra Operations Co., LLC(b),(r)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	1.836%	285,234	281,466
Environmental 0.0%
Clean Harbors, Inc.(b),(r)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	1.835%	387,879	387,332

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
GFL Environmental, Inc.(b),(r)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	3.500%	459,196	459,362
Total			846,694
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(r)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	2.500%	175,812	174,731
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2027	2.750%	2,000,000	1,998,440
Total			2,173,171
Food and Beverage 0.0%
Hostess Brands LLC(b),(r)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/03/2025	3.000%	738,722	734,105
Gaming 0.0%
Caesars Resort Collection LLC(b),(r)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	2.835%	4,592	4,551
Churchill Downs, Inc.(b),(r)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	2.090%	387,939	383,575
Total			388,126
Health Care 0.1%
Avantor Funding, Inc.(b),(r)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 11/08/2027	2.750%	1,940,250	1,937,825
Change Healthcare Holdings LLC(b),(r)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	2,839,440	2,832,341
Gentiva Health Services, Inc.(b),(r)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% 07/02/2025	2.875%	2,739,745	2,732,896
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
IQVIA, Inc./Quintiles IMS(b),(r)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 01/17/2025	1.835%	581,864	576,772
Total			8,079,834
Home Construction 0.0%
Brookfield Property REIT, Inc.(b),(r)
Tranche A2 Term Loan
3-month USD LIBOR + 3.000% 08/28/2023	3.085%	1,584,423	1,579,147
Independent Energy 0.0%
Ascent Resources Utica Holdings(b),(r)
2nd Lien Term Loan
1-month USD LIBOR + 10.000% Floor 1.000% 11/01/2025	10.000%	287,000	310,439
Media and Entertainment 0.0%
Diamond Sports Group LLC(b),(r)
Term Loan
3-month USD LIBOR + 3.250% 08/24/2026	3.340%	1,628,923	1,013,321
Sinclair Television Group, Inc.(b),(r)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	3.090%	1,250,000	1,237,762
Total			2,251,083
Other Industry 0.0%
Adtalem Global Education, Inc.(b),(r)
Tranche B Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 02/12/2028	5.250%	1,250,000	1,250,937
PowerTeam Services LLC(b),(r)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	4.250%	456,176	451,843
Total			1,702,780
Packaging 0.0%
Berry Global, Inc.(b),(r)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	1.856%	2,246,297	2,224,777

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	79

Portfolio of Investments  (continued)
August 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pactiv Evergreen Inc.(b),(r)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.835%	213,210	211,844
Total			2,436,621
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(r)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.846%	2,711,517	2,662,602
Grifols Worldwide Operations Ltd.(b),(r)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.082%	2,238,636	2,207,295
Horizon Therapeutics USA, Inc.(b),(r)
Tranche B2 Term Loan
1-month USD LIBOR + 2.000% Floor 0.500% 03/15/2028	2.500%	1,321,688	1,315,079
Organon & Co.(b),(r)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	3.500%	4,250,000	4,262,410
Total			10,447,386
Property & Casualty 0.1%
AmWINS Group, Inc.(b),(r)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.750% 02/19/2028	3.000%	3,283,500	3,250,205
Restaurants 0.0%
1011778 BC ULC(b),(r)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.835%	553,442	543,524
Retailers 0.0%
Michaels Companies, Inc. (The)(b),(r)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 04/15/2028	5.000%	2,000,000	2,000,000
Technology 0.1%
CommScope, Inc.(b),(r)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.335%	1,734,337	1,713,092
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Peraton Corp.(b),(r)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	4.500%	2,294,250	2,293,768
SS&C Technologies Holdings, Inc.(b),(r)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.835%	109,925	108,188
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	1.835%	85,833	84,477
Total			4,199,525
Wireless 0.0%
Digicel International Finance Ltd.(b),(r)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/27/2024	0.000%	1,989,667	1,912,567
SBA Senior Finance II LLC(b),(r)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.840%	722,650	715,337
Total			2,627,904
Wirelines 0.1%
Lumen Technologies, Inc.(b),(r)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.335%	246,250	243,068
Telenet Financing USD LLC(b),(r)
Term Loan
6-month USD LIBOR + 2.000% 04/30/2028	2.096%	750,000	738,083
Zayo Group Holdings, Inc.(b),(r)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.085%	2,863,487	2,824,601
Total			3,805,752
Total Senior Loans (Cost $72,899,363)			73,134,410

Treasury Bills 3.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 3.0%
U.S. Cash Management Bills
12/14/2021	0.040%	17,185,000	17,182,798

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills
09/02/2021	0.050%	67,685,000	67,684,829
11/04/2021	0.050%	11,000,000	10,999,071
11/18/2021	0.040%	20,000,000	19,998,234
12/02/2021	0.040%	40,000,000	39,995,905
12/09/2021	0.040%	81,000,000	80,990,948
12/23/2021	0.040%	25,000,000	24,996,683
01/06/2022	0.040%	10,000,000	9,998,603
01/20/2022	0.040%	12,575,000	12,573,034
01/27/2022	0.040%	12,630,000	12,627,960
02/10/2022	0.040%	9,980,000	9,978,216
U.S. Treasury Bills(s)
01/13/2022	0.040%	25,000,000	24,996,307
Total			332,022,588
Total Treasury Bills (Cost $332,023,336)			332,022,588

U.S. Government & Agency Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
10/05/2022	2.000%	2,720,000	2,775,966
Federal National Mortgage Association(h)
STRIPS
05/15/2030	0.000%	520,000	455,079
Residual Funding Corp.(h)
STRIPS
01/15/2030	0.000%	7,351,000	6,485,220
04/15/2030	0.000%	425,000	372,889
Resolution Funding Corp.(h)
STRIPS
04/15/2030	0.000%	3,000,000	2,626,902
Tennessee Valley Authority Principal STRIP(h)
09/15/2024	0.000%	445,000	432,663
Total U.S. Government & Agency Obligations (Cost $11,764,774)			13,148,719

U.S. Treasury Obligations 18.3%

U.S. Treasury
06/30/2023	0.125%	42,810,000	42,776,555
07/31/2023	0.125%	203,190,000	202,951,888
08/31/2023	0.125%	253,320,000	252,904,398
08/15/2024	0.375%	39,000,000	38,969,531
02/28/2026	0.500%	57,425,000	56,909,073
04/30/2026	0.750%	47,695,000	47,739,714
06/30/2026	0.875%	224,486,000	225,731,197
07/31/2026	0.625%	24,570,000	24,401,081
08/31/2026	0.750%	100,835,100	100,709,056
01/31/2028	0.750%	27,771,000	27,328,400
02/29/2028	1.125%	36,810,000	37,080,323
04/30/2028	1.250%	23,830,000	24,157,663
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/30/2028	1.250%	9,835,000	9,956,401
08/31/2028	1.125%	1,350,000	1,353,797
02/15/2029	2.625%	8,625,000	9,554,883
08/15/2030	0.625%	21,895,000	20,742,091
11/15/2030	0.875%	77,660,000	75,063,244
02/15/2031	1.125%	27,510,000	27,144,633
08/15/2031	1.250%	75,232,900	74,844,980
05/15/2039	4.250%	24,695,000	34,553,707
05/15/2040	4.375%	32,730,000	46,757,873
11/15/2040	1.375%	31,900,000	29,542,391
08/15/2041	1.750%	29,719,000	29,249,997
11/15/2042	2.750%	27,195,000	31,465,465
05/15/2043	2.875%	335,000	395,457
08/15/2043	3.625%	7,130,000	9,410,486
02/15/2046	2.500%	18,375,000	20,525,449
11/15/2048	3.375%	20,350,000	26,766,609
08/15/2049	2.250%	7,360,000	7,884,400
05/15/2050	1.250%	40,235,000	34,143,170
11/15/2050	1.625%	35,075,000	32,663,594
02/15/2051	1.875%	17,780,000	17,566,084
05/15/2051	2.375%	91,304,300	100,848,453
08/15/2051	2.000%	95,725,000	97,445,059
U.S. Treasury(s)
05/15/2041	2.250%	88,567,000	94,780,529
05/15/2045	3.000%	10,035,000	12,178,413
U.S. Treasury(h)
STRIPS
11/15/2038	0.000%	3,220,000	2,344,059
02/15/2039	0.000%	1,610,000	1,160,143
05/15/2039	0.000%	9,580,000	6,853,816
02/15/2040	0.000%	5,735,000	4,018,308
11/15/2040	0.000%	4,170,000	2,856,613
11/15/2041	0.000%	3,500,000	2,326,953
05/15/2042	0.000%	400,000	262,875
08/15/2042	0.000%	5,510,000	3,605,176
05/15/2043	0.000%	18,965,000	12,207,237
11/15/2043	0.000%	9,279,000	5,886,366
11/15/2043	0.000%	7,025,000	4,579,147
02/15/2044	0.000%	5,980,000	3,770,203
08/15/2044	0.000%	1,255,000	785,454
02/15/2045	0.000%	8,770,000	5,541,201
02/15/2045	0.000%	935,000	577,874
Total U.S. Treasury Obligations (Cost $1,969,447,998)			1,983,271,469

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	81

Portfolio of Investments  (continued)
August 31, 2021
Money Market Funds 8.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(t),(u)	949,820,015	949,725,033
Total Money Market Funds (Cost $949,725,033)		949,725,033
Total Investments in Securities (Cost: $11,664,190,791)		11,923,523,461
Other Assets & Liabilities, Net		(1,060,155,380)
Net Assets		10,863,368,081
At August 31, 2021, securities and/or cash totaling $23,617,638 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	1,007	12/2021	USD	164,109,531	580,283	—
U.S. Long Bond	385	12/2021	USD	62,742,969	—	(67,405)
U.S. Treasury 10-Year Note	872	12/2021	USD	116,371,125	280,794	—
U.S. Treasury 10-Year Note	504	12/2021	USD	67,260,375	207,884	—
U.S. Treasury 2-Year Note	248	12/2021	USD	54,641,375	38,286	—
U.S. Treasury 2-Year Note	86	12/2021	USD	18,948,219	—	(169)
U.S. Treasury 5-Year Note	5,473	12/2021	USD	677,112,719	1,136,375	—
U.S. Treasury 5-Year Note	1,496	12/2021	USD	185,083,250	283,322	—
U.S. Ultra Bond 10-Year Note	162	12/2021	USD	23,978,531	—	(40,547)
U.S. Ultra Bond 10-Year Note	206	12/2021	USD	30,491,219	—	(112,251)
U.S. Ultra Treasury Bond	478	12/2021	USD	94,300,438	279,390	—
U.S. Ultra Treasury Bond	193	12/2021	USD	38,075,281	161,807	—
U.S. Ultra Treasury Bond	64	12/2021	USD	12,626,000	—	(38,139)
U.S. Ultra Treasury Bond	397	12/2021	USD	78,320,656	—	(331,652)
Total					2,968,141	(590,163)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(106)	12/2021	USD	(14,146,031)	—	(36,626)
U.S. Treasury 2-Year Note	(4,554)	12/2021	USD	(1,003,374,286)	—	(681,097)
U.S. Treasury 5-Year Note	(923)	12/2021	USD	(114,192,406)	—	(311,842)
U.S. Ultra Bond 10-Year Note	(70)	12/2021	USD	(10,361,094)	—	(37,327)
U.S. Ultra Bond 10-Year Note	(791)	12/2021	USD	(117,080,359)	—	(452,715)
Total					—	(1,519,607)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $3,160,113,431, which represents 29.09% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2021.
(c)	Represents a security purchased on a when-issued basis.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2021.
(e)	Valuation based on significant unobservable inputs.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Notes to Portfolio of Investments  (continued)
(g)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(h)	Zero coupon bond.
(i)	Non-income producing investment.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2021.
(k)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(l)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2021, the total value of these securities amounted to $5,044,094, which represents 0.05% of total net assets.
(m)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $49,430,000, which represents 0.46% of total net assets.
(n)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(o)	Principal and interest may not be guaranteed by a governmental entity.
(p)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2021, the total value of these securities amounted to $3,165,684, which represents 0.03% of total net assets.
(q)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(r)	The stated interest rate represents the weighted average interest rate at August 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(s)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(t)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(u)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	595,019,738	6,255,980,554	(5,901,273,541)	(1,718)	949,725,033	(44,519)	628,572	949,820,015
Abbreviation Legend
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
LIBID	London Interbank Bid Rate
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	83

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,364,017,934	1,551,938	1,365,569,872
Commercial Mortgage-Backed Securities - Agency	—	85,646,595	—	85,646,595
Commercial Mortgage-Backed Securities - Non-Agency	—	640,443,847	8,500,000	648,943,847
Common Stocks
Energy	31,917	—	648	32,565
Total Common Stocks	31,917	—	648	32,565
Convertible Bonds	—	6,111,395	—	6,111,395
Corporate Bonds & Notes	—	3,708,445,678	9,200,000	3,717,645,678
Foreign Government Obligations	—	280,720,487	—	280,720,487
Inflation-Indexed Bonds	—	7,323,356	—	7,323,356
Municipal Bonds	—	45,201,551	—	45,201,551
Residential Mortgage-Backed Securities - Agency	—	1,929,393,504	—	1,929,393,504
Residential Mortgage-Backed Securities - Non-Agency	—	427,432,392	58,200,000	485,632,392
Senior Loans	—	73,134,410	—	73,134,410
Treasury Bills	332,022,588	—	—	332,022,588
U.S. Government & Agency Obligations	—	13,148,719	—	13,148,719
U.S. Treasury Obligations	1,926,496,044	56,775,425	—	1,983,271,469
Money Market Funds	949,725,033	—	—	949,725,033
Total Investments in Securities	3,208,275,582	8,637,795,293	77,452,586	11,923,523,461
Investments in Derivatives
Asset
Futures Contracts	2,968,141	—	—	2,968,141
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(2,109,770)	—	—	(2,109,770)
Total	3,209,133,953	8,637,795,293	77,452,586	11,924,381,832
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	85

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $10,714,465,758)	$10,973,798,428
Affiliated issuers (cost $949,725,033)	949,725,033
Margin deposits on:
Futures contracts	11,256,502
Receivable for:
Investments sold	24,429,452
Investments sold on a delayed delivery basis	949,868,140
Capital shares sold	32,825,201
Dividends	51,383
Interest	49,992,715
Foreign tax reclaims	332,525
Variation margin for futures contracts	281,894
Expense reimbursement due from Investment Manager	193
Prepaid expenses	109,534
Trustees’ deferred compensation plan	485,693
Total assets	12,993,156,693
Liabilities
Due to custodian	444,167
Cash collateral due to broker for:
TBA	136,000
Payable for:
Investments purchased	108,261,896
Investments purchased on a delayed delivery basis	1,991,682,995
Capital shares purchased	9,815,339
Distributions to shareholders	16,209,371
Variation margin for futures contracts	2,117,831
Management services fees	131,911
Transfer agent fees	297,855
Compensation of board members	41,796
Compensation of chief compliance officer	468
Other expenses	163,290
Trustees’ deferred compensation plan	485,693
Total liabilities	2,129,788,612
Net assets applicable to outstanding capital stock	$10,863,368,081
Represented by
Paid in capital	10,601,351,565
Total distributable earnings (loss)	262,016,516
Total - representing net assets applicable to outstanding capital stock	$10,863,368,081
Institutional Class
Net assets	$10,863,357,842
Shares outstanding	1,038,881,180
Net asset value per share	$10.46
Institutional 3 Class
Net assets	$10,239
Shares outstanding	978
Net asset value per share	$10.47
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$628,572
Interest	238,274,674
Foreign taxes withheld	(51,577)
Total income	238,851,669
Expenses:
Management services fees	45,359,904
Transfer agent fees
Institutional Class	4,098,875
Institutional 3 Class	1
Compensation of board members	146,513
Custodian fees	152,119
Printing and postage fees	240,672
Registration fees	265,933
Audit fees	50,280
Legal fees	160,060
Interest on collateral	33,843
Compensation of chief compliance officer	2,846
Other	276,147
Total expenses	50,787,193
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,048,112)
Total net expenses	49,739,081
Net investment income	189,112,588
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	62,167,968
Investments — affiliated issuers	(44,519)
Foreign currency translations	69,523
Forward foreign currency exchange contracts	1,206,267
Futures contracts	(27,249,333)
Swap contracts	(683,777)
Net realized gain	35,466,129
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(84,159,521)
Investments — affiliated issuers	(1,718)
Foreign currency translations	(612)
Futures contracts	5,139,040
Swap contracts	385,501
Net change in unrealized appreciation (depreciation)	(78,637,310)
Net realized and unrealized loss	(43,171,181)
Net increase in net assets resulting from operations	$145,941,407
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	87

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020 (a)
Operations
Net investment income	$189,112,588	$222,313,730
Net realized gain	35,466,129	213,355,204
Net change in unrealized appreciation (depreciation)	(78,637,310)	87,073,545
Net increase in net assets resulting from operations	145,941,407	522,742,479
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(149,151)
Institutional Class	(410,564,172)	(253,068,630)
Institutional 3 Class	(434)	(178)
Total distributions to shareholders	(410,564,606)	(253,217,959)
Increase in net assets from capital stock activity	1,723,782,304	724,638,811
Total increase in net assets	1,459,159,105	994,163,331
Net assets at beginning of year	9,404,208,976	8,410,045,645
Net assets at end of year	$10,863,368,081	$9,404,208,976

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	1,035	11,642
Distributions reinvested	—	—	13,128	134,822
Redemptions	—	—	(1,126,258)	(11,658,756)
Net decrease	—	—	(1,112,095)	(11,512,292)
Institutional Class
Subscriptions	306,366,880	3,205,953,706	318,148,542	3,329,174,787
Distributions reinvested	39,061,667	410,564,171	24,294,447	253,068,630
Redemptions	(180,717,454)	(1,892,735,573)	(277,515,943)	(2,846,102,314)
Net increase	164,711,093	1,723,782,304	64,927,046	736,141,103
Institutional 3 Class
Subscriptions	—	—	978	10,000
Net increase	—	—	978	10,000
Total net increase	164,711,093	1,723,782,304	63,815,929	724,638,811

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

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Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	89

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2021	$10.76	0.19	(0.05)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020	$10.38	0.27	0.42	0.69	(0.28)	(0.03)	(0.31)
Year Ended 8/31/2019	$9.80	0.30	0.59	0.89	(0.31)	—	(0.31)
Year Ended 8/31/2018	$10.17	0.26	(0.38)	(0.12)	(0.25)	(0.00)(d)	(0.25)
Year Ended 8/31/2017(g)	$9.91	0.16	0.26(h)	0.42	(0.16)	—	(0.16)
Institutional 3 Class
Year Ended 8/31/2021	$10.77	0.20	(0.06)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020(i)	$10.23	0.19	0.53	0.72	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Annualized.
(f)	Ratios include interest on collateral expense which is less than 0.01%.
(g)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2021	$10.46	1.36%	0.50%(f)	0.49%(f)	1.86%	232%	$10,863,358
Year Ended 8/31/2020	$10.76	6.77%	0.51%	0.49%	2.59%	184%	$9,404,198
Year Ended 8/31/2019	$10.38	9.33%	0.52%(c)	0.52%(c)	3.05%	219%	$8,398,508
Year Ended 8/31/2018	$9.80	(1.16%)	0.52%	0.52%	2.66%	228%	$7,969,883
Year Ended 8/31/2017(g)	$10.17	4.28%	0.54%(e)	0.53%(e)	2.48%(e)	345%	$7,549,220
Institutional 3 Class
Year Ended 8/31/2021	$10.47	1.37%	0.47%(f)	0.45%(f)	1.89%	232%	$10
Year Ended 8/31/2020(i)	$10.77	7.11%	0.48%(e)	0.46%(e)	2.53%(e)	184%	$11
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	91

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
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Notes to Financial Statements  (continued)
August 31, 2021
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
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Notes to Financial Statements  (continued)
August 31, 2021
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements  (continued)
August 31, 2021
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to hedge against market volatility and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
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Notes to Financial Statements  (continued)
August 31, 2021
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to manage interest rate market risk exposure to produce incremental earnings and to hedge the portfolio risk associated with some or all of the Fund’s securities.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate
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Notes to Financial Statements  (continued)
August 31, 2021
swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,968,141*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,109,770*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(301,135)	(301,135)
Foreign exchange risk	1,206,267	—	—	1,206,267
Interest rate risk	—	(27,249,333)	(382,642)	(27,631,975)
Total	1,206,267	(27,249,333)	(683,777)	(26,726,843)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Interest rate risk	5,139,040	385,501	5,524,541
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Notes to Financial Statements  (continued)
August 31, 2021
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,604,540,486*
Futures contracts — short	1,278,332,607*
Credit default swap contracts — buy protection	30,255,180**

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	64,866**	(17,470)**
Interest rate swap contracts	—**	(22,944)**

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
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Notes to Financial Statements  (continued)
August 31, 2021
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
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Notes to Financial Statements  (continued)
August 31, 2021
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
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Notes to Financial Statements  (continued)
August 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.45% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis, Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial, TCW Investment Management Company LLC and Voya Investment Management Co. LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	101

Notes to Financial Statements  (continued)
August 31, 2021
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. In addition, effective January 1, 2021 through December 31, 2021, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.04
Institutional 3 Class	0.01
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2021
Institutional Class	0.49
Institutional 3 Class	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective January 1, 2021 through December 31, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
102	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, post-October capital losses, distributions, non-deductible expenses, swap investments, principal and/or interest of fixed income securities, earnings and profits distributed to shareholders on the redemption of shares and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
3,841,234	(4,080,015)	238,781
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
409,746,957	817,649	410,564,606	228,277,231	24,940,728	253,217,959
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
20,112,129	38,033,256	—	227,568,090
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
11,696,813,742	298,168,819	(70,600,729)	227,568,090
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Late year ordinary losses ($)	Post-October capital losses ($)
—	6,962,825
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	103

Notes to Financial Statements  (continued)
August 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $24,671,063,631 and $22,840,593,562, respectively, for the year ended August 31, 2021, of which $20,175,456,530 and $19,309,258,504, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
104	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	105

Notes to Financial Statements  (continued)
August 31, 2021
operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
106	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	107

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Total Return Bond Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Total Return Bond Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
108	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$40,832,881	49.92%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	109

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
110	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	111

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
112	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	113

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
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TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Total Return Bond Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition,
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	115

Approval of Management and Subadvisory
Agreements  (continued)

under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Loomis, Sayles & Company, L.P., PGIM, Inc., TCW Investment Management Company LLC, and Voya Investment Management Co. LLC (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
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Approval of Management and Subadvisory
Agreements  (continued)

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	117

Approval of Management and Subadvisory
Agreements  (continued)

Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate,. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information shows that the profitability generated by the
118	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreements provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2021	119

Multi-Manager Total Return Bond Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN101_08_L01_(10/21)

Annual Report
August 31, 2021
Multi-Manager Small Cap Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Small Cap Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Small Cap Equity Strategies Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
BMO Asset Management Corp.
Jason Hans, CFA
Thomas Lettenberger, CFA
Ernesto Ramos, Ph.D.
Columbia Management Investment Advisers, LLC
Christian Stadlinger, Ph.D, CFA
Jarl Ginsberg, CFA, CAIA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Hotchkis and Wiley Capital Management, LLC
Judd Peters, CFA
Ryan Thomes, CFA
J.P. Morgan Investment Management Inc.
Eytan Shapiro, CFA
Felise Agranoff, CFA
Matthew Cohen
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	46.94	14.54	13.00
Institutional 3 Class*	12/18/19	47.18	14.59	13.03
Russell 2000 Index		47.08	14.38	13.26
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Small Cap Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2021)
Common Stocks	97.6
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	1.7
Consumer Discretionary	11.3
Consumer Staples	2.3
Energy	3.9
Financials	17.4
Health Care	15.0
Industrials	21.9
Information Technology	16.3
Materials	3.7
Real Estate	4.4
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance
The Fund is currently managed by four independent investment management firms and by Columbia Management Investment Advisers, LLC (CMIA) and each invests a portion of the portfolio’s assets. As of August 31, 2021, BMO Asset Management Corp. (BMO), CMIA, Conestoga Capital Advisors, LLC (Conestoga), Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), and J.P. Morgan Investment Management Inc. (JPMIM) managed approximately 15.8%, 20.5%, 21.3%, 19.1% and 23.3% of the portfolio, respectively.
For the 12-month period that ended August 31, 2021, the Fund’s Institutional shares returned 46.94%. The Fund modestly underperformed its benchmark, the Russell 2000 Index, which returned 47.08% over the same time period.
Market overview
Despite a number of geopolitical headlines and the ongoing COVID-19 pandemic, U.S. equities delivered exceptionally positive results for the 12-month period. Investors responded to encouraging news on COVID-19 vaccines and the subsequent vaccination efforts. Corporate earnings reports supported the enthusiasm for stocks, and the rise in earnings had the effect of tempering the – albeit still high – valuation levels of stocks. In the U.S., employment gains continued, although at a choppier and sometimes less-than-expected pace. Inflation concerns remained, with price increases exceeding the Federal Reserve’s stated targets mixed with policymakers’ forecasts that the rises would be temporary. Against this backdrop, equity markets continued to march higher, with major indices reaching or nearing all-time highs.
This mostly supported cyclical sectors including energy and financials as investors gained confidence that COVID-19 vaccines could lead to a full reopening of the economy, while traditionally defensive utilities and consumer staples lagged. While mega-cap growth stocks led the market for most of 2020, the fourth quarter of 2020 was the catalyst for a notable rotation from growth to value. Riskier, deep-value companies led the charge during this rotation, which also coincided with a remarkable momentum correction. More recently, equities experienced a reversal in leadership, which was largely influenced by easing concerns over inflation and falling bond yields. This supported higher risk growth companies at the expense of more reasonably priced cyclicals.
The continued economic reopening that accompanied the distribution of COVID-19 vaccines helped buoy cyclical industries, which had been decimated at the outset of the pandemic. Fiscal and monetary support provided additional confidence to investors. This benefited value stocks and small/micro-cap stocks disproportionately.
BMO
Our portion of the Fund is compared to the Russell 2000 Value Index, which it underperformed during the period. Relating the market environment back to our process, our strategy’s emphasis on companies with strong fundamentals was a significant detractor, as higher risk, low-quality companies led during the market rally. Similarly, our emphasis on owning companies with positive or improving investor sentiment also detracted due to the momentum correction in November 2020. While our focus on company valuations added to performance, this was not enough to offset losses from owning what we believed to be fundamentally strong companies with positive investor sentiment.
Notable detractors in our portion of the Fund during the period
•	Consumer discretionary detracted most from performance, driven entirely by stock selection as the portfolio’s overweight position added to relative performance. On an absolute basis, the sector was positive for the period and outperformed the Russell 2000 Value Index.
•	Real estate detracted most from performance, driven again by stock selection as the portfolio’s underweight position added to performance. While the sector was positive on an absolute basis, it underperformed the Russell 2000 Value Index as a whole.
•	Energy detracted most from performance, driven entirely by stock selection. On an absolute basis, the sector was one of the best performers for the Russell 2000 Value Index during the period.
•	Individual securities that detracted most from performance in our portion of the portfolio included AMERISAFE, Inc., Central Garden & Pet Company Class A and Lexington Realty Trust.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Notable contributors in our portion of the Fund during the period
•	Financials was the best performing sector for our portion of the portfolio, driven entirely by stock selection. On an absolute basis, the sector was positive for the period.
•	Health care was the next best performing sector for our portion of the Fund, driven by both an underweight position along with positive stock selection. While the sector was positive on an absolute basis, it underperformed the Russell 2000 Value Index as a whole.
•	Utilities was the third best performing sector for our portion of the Fund, driven entirely by an underweight position as stock selection detracted. Like health care, the sector was positive for the period, but significantly trailed the Russell 2000 Value Index.
•	Individual securities that had the largest positive impact on performance in our portion of the portfolio included Hibbett Inc., U.S. Concrete, Inc. and MTS Systems Corporation.
CMIA
Our portion of the Fund’s portfolio is compared against the Russell 2000 Value Index, which we outperformed during the 12-month period.
Notable contributors in our portion of the Fund during the period
•	Performance in our portion of the Fund was driven primarily by strong stock selection, particularly within the financials, information technology and materials sectors. Allocation to, as well as selection within, the energy sector also contributed.
•	Children’s retailer Children’s Place, Inc. was a strong performer for the portfolio. The company reported strong quarterly results in the second quarter of 2021 well above consensus expectations, driven by an increase in back-to-school shopping, combined with further stimulus.
•	SunPower Corporation, a solar technology company designing and manufacturing solar panels and systems, performed very strongly, as the company reported solid results and reaffirmed their impressive growth outlook. The company continued to benefit from the growing preference and need for green energy, along with the results of mandates in several states requiring new homes to be solar equipped and increased demand for solar panels in the face of certain natural disasters and outages. We began trimming the name on this strength and eventually fully exited the position.
•	Shares of equipment rental supplier Herc Holdings, Inc. steadily rose throughout the period as the company reported solid earnings, helped along by better margins and an improving operating environment.
•	Semiconductor company Cohu, Inc., contributed to results as shares of the company climbed in the last quarter of 2020. The company reported earnings that easily beat expectations and significantly increased its future revenue guidance, driven by strong execution and increased demand for 5G testing.
Notable detractors in our portion of the Fund during the period
•	Stock selection within the consumer discretionary and real estate sectors, as well as allocation to, and selections within, the communication services sector, detracted.
•	BJ’s Wholesale Club Holdings, Inc., within consumer staples, detracted. Shares in the membership-only warehouse club chain fell on the vaccine announcements, as the COVID-19-related lockdowns and closures have been a tailwind for the stock.
•	Amerisafe, Inc., an insurance company specializing in workers compensation insurance, was hampered by continued COVID-19 headwinds and the potential impact an economic slowdown could have on the specialty insurance industry. However, the company reported strong earnings during the period, and we believe it has a quality balance sheet, and a strong dividend and so we continue to own the name.
6	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Not owning GameStop Corp. and AMC Entertainment Holdings, Inc. dampened performance in our portion of the Fund. Shares of both companies skyrocketed during the period as retail investors from online forums such as Reddit drove the heavily shorted stocks higher. As bottom-up investors, we believe that stock prices will track fundamentals over time and so we’re not invested in either company.
Conestoga
Our portion of the portfolio is compared to the Russell 2000 Growth Index, which it underperformed during the 12-month period. The strong rally in equity markets and the outperformance of “low-quality" stocks was a headwind. Strong performance of loss-making companies relative to profitable companies throughout 2020 was a difficult hurdle to overcome, although that trend fluctuated somewhat throughout 2021.
Notable detractors in our portion of the Fund during the period
•	Stock selection detracted from returns in our portion of the portfolio. Relative to the Russell 2000 Growth Index, sectors that detracted most from performance in our portion of the portfolio were the technology, industrials and consumer discretionary sectors. Cash also had a drag on performance.
○	While our overweight to the technology and industrials sectors helped relative returns, these gains were offset by negative stock selection effects.
○	Within the consumer discretionary sector, both an underweight allocation and stock selection detracted from returns in our portion of the portfolio.
•	The largest individual detractors to return on an absolute basis were:
○	Mercury Systems, Inc., which operates within many of the highest priority platforms inside the Department of Defense, namely domestically produced microelectronics. Despite the perceived strength in these end markets long-term, numerous transitory issues have delayed some orders, inhibiting near-term growth for Mercury, including the change in administration, timing delays with the defense contractors on the F‐35 and budget uncertainty at the Federal level.
○	Model N, Inc. is a provider of revenue management solutions for life science and technology companies. Investors questioned Model N’s recent acquisition of Deloitte’s life sciences pricing and consulting division due to its near-term dilution. Model N is also undergoing a transition from on-premises software deployments to cloud solutions, which can mask underlying growth. Recently, Model N announced better-than-expected synergies from the Deloitte acquisition and that dilution is expected to end sooner than the previously expected one-year timeline.
○	Simulations Plus, Inc. is a leading provider of simulation and modeling software and consulting services to pharmaceutical and biotechnology companies. The company was a new addition to the portfolio in the fourth quarter of 2020. The stock retreated because of delayed contracts, which caused the company-issued Fiscal Year 2021 guidance to be reduced. We believe this to be a temporary issue, however. Similar to other simulation software companies, we believed Simulation Plus’ software enabled its customers to bring its products to market in a cost effective and timely manner.
Notable contributors in our portion of the Fund during the period
•	Sector allocation added to relative return in our portion of the Fund. Compared to the Russell 2000 Growth Index, all of our portion of the Fund’s absolute sector returns were positive. The top contributing market sectors to relative performance were the health care, basic materials and telecommunications sectors.
○	A large underweight to health care, the Russell 2000 Growth Index’s worst performing sector during the period, added to relative return in our portion of the Fund. Positive stock selection within the health care sector also benefited our portion of the Fund.
○	Positive stock selection in the basic materials sector helped overall returns in our portion of the Fund.
○	A slight underweight in the telecommunications sector benefited our portion of the Fund, as did a strong positive return from our single holding in this sector.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
•	The strongest positive individual contributors on an absolute basis were:
○	Omnicell, Inc., a provider of medication control solutions and medication adherence packaging, reported revenue and earnings that exceeded sell-side analyst expectations throughout the period. Management has had excellent success in signing new customers. These customers have long-term contracts in place and, we believe, should provide for more stable and predictable revenue in the future.
○	Repligen Corporation is a provider of tools used by biotechnology companies. The combination of organic growth, new product introductions, and attractive tuck-in acquisitions (providing cross-sell opportunities) fueled outstanding results from the company. Repligen has also benefitted from COVID-19 vaccine and treatment development.
○	Axon Enterprise, Inc. benefited from the adoption of its technology by police and Federal agencies both domestically and abroad. The proliferation of body cameras, in-vehicle cameras, and cloud-based record management systems led to Axon consistently beating financial expectations and raising guidance ahead of consensus. In addition, Axon introduced 2022 guidance ahead of Wall Street or market expectations in order to reinforce long-term thinking.
JPMIM
Our portion of the Fund is compared to the Russell 2000 Growth Index, which we underperformed for the 12-month period. The one-year period ended August 31, 2021 was challenging for our portion of the Fund, as, stylistically, value outperformed growth for the overall period. Stylistic headwinds were most prominent in the first quarter of 2021 as investors rotated into companies with lower capitalization and valuation levels, lower growth, as well as more speculative fundamental prospects. Areas of the small-cap market that were perceived to be more direct beneficiaries of the reopening of the economy outperformed while stocks with higher growth or higher quality characteristics posted more modest gains. These stylistic factors as well as stock selection within the portfolio continued to weigh on performance in our portion of the Fund during the period.
Notable detractors in our portion of the Fund during the period
•	Stock selection was the primary driver of relative underperformance for the period, led by the technology, consumer staples and consumer discretionary sectors.
•	iRhythm Technologies, a digital healthcare company that offers cardiac rhythm monitoring devices for palpitation, shortness of breath and fatigue, was the top individual detractor during the period. The company underperformed after a Medicare billing company offered a lower-than-expected reimbursement rate in the fourth quarter of 2020. While this lower reimbursement rate continued to weigh on shares in 2021, we believe the rates are subject to further upward negotiation and are awaiting further fundamental clarity.
•	An underweight position in Plug Power, a manufacturer of hydrogen powered fuel systems, detracted from results. The company outperformed in the middle of the reporting period as a stronger political backdrop drove increased excitement around the potential for development in the hydrogen power ecosystem. Management also announced two new significant partnerships and took in $2.3 billion - in new capital, which investors viewed positively. We eliminated our position in the second quarter of 2021 as we believe the adoption for hydrogen fuel cell solutions may take longer than expected.
•	An overweight position in Bandwidth, a provider of cloud-based software for communications, also detracted. Underperformance first came in the fourth quarter of 2020 after management announced their acquisition of Voxbone, a primarily European cloud communications company, which investors viewed negatively. Shares fell again in February 2021, despite a strong earnings report, as investors took profits amid heightened expectations across the broader software space. We continue to like the company and believe the Voxbone deal will expand Bandwidth’s footprint outside the U.S., as well as grow their largest clients who require an increasingly global footprint.
Notable contributors in our portion of the Fund during the period
•	Stock selection in the financials sector was the top contributing factor in our portion of the Fund during the period.
8	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Our relative underweight exposure within the utilities sector was also a top contributor.
•	Stock selection, as well as our underweight exposure, within the real estate sector was the third largest contributor during the period.
•	ShockWave Medical, a medical device company pioneering a sonic treatment to reduce intravascular plaque, was the top individual contributor during the period. Shares rose in the second quarter of 2021 after management preannounced strong demand for their coronary product and subsequently provided fiscal year guidance that was well ahead of estimates.
•	Enphase Energy is a leader in smart inverters for solar and battery storage in the U.S. residential market with growing penetration internationally. The company was a top contributor during the period after consistently beating earnings and revenue expectations as well as management upgrading guidance. Strong end customer demand, a favorable political backdrop as well as the stock’s announced inclusion in the S& P 500 Index drove shares higher. We eliminated our position in the second quarter of 2021 given the strength of outperformance in addition to market cap considerations.
•	Boyd Gaming, an American gaming and hospitality company, was also a top contributor during the period. Shares traded higher after management reported a record earnings margin during the first quarter of 2021. More importantly, management also offered encouraging commentary on improving trends in gaming spending which is driving higher profitability. We see further upside in the business as audiences in the older demographic return to play over time.
Hotchkis & Wiley
Our portion of the Fund is compared to the Russell 2000 Value Index, which we outperformed during the 12-month period. Our portion of the portfolio trades at a discount to the Russell 2000 Value Index, so value-led markets are more conducive to our style than growth-led markets. The outsized exposure to micro caps and cyclicals also helped, as both subsegments of the small-cap market performed well.
Notable contributors in our portion of the Fund during the period
•	Positive stock selection in the financials sector was the largest positive contributor to our portion of the Fund during the period. The positive stock selection was primarily due to our holdings in banks, which outperformed the Russell 2000 Value Index considerably.
•	An overweight position in the consumer discretionary sector helped our portion of the Fund modestly, but positive stock selection was a larger positive contributor. Several, dramatically undervalued retail businesses experienced significant stock price appreciation, largely due to the economic reopening.
•	An overweight exposure to the energy sector helped performance in our portion of the Fund. Stock selection was a very modest detractor, which was more than offset by the overweight position in the market’s best-performing sector after communication services (which was driven by meme stocks).
•	Relative to the Russell 2000 Value Index, the three largest positive individual contributors during the period were Customers Bancorp, Oasis Petroleum, and Earthstone Energy.
○	Oasis Petroleum and Earthstone Energy are oil and gas exploration and production companies that benefited from the rise of oil prices during the period. They had been priced at distressed levels, but we believed the quality of their assets and their balance sheets would enable them to endure a prolonged period of difficulty.
○	Customers Bancorp is a Pennsylvania-based bank. Its loan book is heavily focused on commercial loans, so it benefited from central bank support and also from the rise in interest rates.
Notable detractors in our portion of the Fund during the period
•	While our overweight position in the technology sector was modestly positive, this was more than offset by negative stock selection within the sector. This was partly driven by some mediocre performers that were held in our portion of the Fund, but also by some heroically performing companies that were not held in our portion of the Fund, but were held in the Russell 2000 Value Index.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	9

Manager Discussion of Fund Performance  (continued)
•	Both the underweight allocation to, and stock selection within, the communication services sector hurt relative performance. The primary cause was not owning AMC Entertainment, the movie theater chain that became a Reddit favorite, and returned more than +700% in the period. It became a large weighting in the Russell 2000 Value Index and not owning shares hurt relative performance.
•	An underweight position in the consumer staples sector helped relative performance but stock selection was negative, driven primarily by poor-performing supermarkets and personal goods companies.
•	The three largest detractors to performance relative to the Russell 2000 Value Index were all stocks that our portion of the Fund did not own but that performed well in the period.
○	AMC Entertainment and GameStop were two “meme” stocks that rose +702% and +3,036%, respectively, over the reporting period.
○	Not owning Macy’s, which returned +221% in the period was the next largest, relative detractor. Macy’s was a large weighting in the Russell 2000 Value Index that rose, as did many of its peers, amid positive COVID-19 vaccine news and the reopening of the economy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,058.80	1,020.43	5.19	5.10	0.99
Institutional 3 Class	1,000.00	1,000.00	1,059.90	1,021.35	4.25	4.17	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	11

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 1.7%
Diversified Telecommunication Services 0.2%
Bandwidth, Inc., Class A(a)	25,577	2,631,873
Interactive Media & Services 0.5%
Bumble, Inc., Class A(a)	46,222	2,519,099
Cars.com Inc(a)	105,791	1,345,662
Eventbrite, Inc., Class A(a)	97,340	1,720,971
MediaAlpha, Inc.(a)	39,177	868,946
Yelp, Inc.(a)	37,080	1,427,951
Total		7,882,629
Media 1.0%
Cardlytics, Inc.(a)	26,299	2,387,423
Emerald Holding, Inc.(a)	195,700	974,586
Entravision Communications Corp., Class A	48,600	338,742
Gray Television, Inc.	76,903	1,748,774
Magnite, Inc.(a)	22,300	647,146
New York Times Co. (The), Class A	36,022	1,829,197
Nexstar Media Group, Inc., Class A	22,400	3,354,400
Stagwell, Inc.(a)	53,600	374,128
TEGNA, Inc.	149,601	2,650,930
Total		14,305,326
Total Communication Services		24,819,828
Consumer Discretionary 11.0%
Auto Components 1.8%
Adient PLC(a)	23,800	936,292
Dana, Inc.	118,700	2,760,962
Dorman Products, Inc.(a)	27,955	2,623,856
Fox Factory Holding Corp.(a)	97,889	15,042,603
Goodyear Tire & Rubber Co. (The)(a)	134,092	2,124,017
Modine Manufacturing Co.(a)	74,165	922,613
Motorcar Parts of America, Inc.(a)	25,800	511,356
Tenneco, Inc.(a)	88,542	1,381,255
Total		26,302,954
Automobiles 0.2%
Winnebago Industries, Inc.	39,993	2,784,313
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 0.7%
Bright Horizons Family Solutions, Inc.(a)	11,370	1,657,291
Duolingo, Inc.(a)	9,899	1,282,514
Graham Holdings Co., Class B	3,196	1,971,325
Grand Canyon Education, Inc.(a)	42,586	3,796,116
H&R Block, Inc.	44,500	1,141,425
Select Interior Concepts, Inc., Class A(a)	16,800	239,568
Total		10,088,239
Hotels, Restaurants & Leisure 1.8%
Boyd Gaming Corp.(a)	76,109	4,670,809
Brinker International, Inc.(a)	16,600	884,282
F45 Training Holdings, Inc.(a)	195,409	2,649,746
Hilton Grand Vacations, Inc.(a)	22,500	983,025
International Game Technology PLC(a)	118,600	2,548,714
Jack in the Box, Inc.	10,100	1,070,196
Marriott Vacations Worldwide Corp.(a)	14,581	2,180,589
Planet Fitness, Inc., Class A(a)	39,173	3,184,765
Potbelly Corp.(a)	29,900	206,609
Red Rock Resorts, Inc., Class A(a)	33,600	1,572,816
Six Flags Entertainment Corp.(a)	39,151	1,653,738
Texas Roadhouse, Inc.	44,254	4,204,130
Travel + Leisure Co.	15,200	832,352
Total		26,641,771
Household Durables 2.1%
Century Communities, Inc.	43,130	3,023,413
Ethan Allen Interiors, Inc.	42,900	1,030,458
Green Brick Partners, Inc.(a)	97,700	2,441,523
Helen of Troy Ltd.(a)	19,228	4,599,145
Hooker Furniture Corp.	23,000	716,680
KB Home	44,400	1,910,532
La-Z-Boy, Inc.	30,300	1,060,803
LGI Homes, Inc.(a)	5,300	849,749
M/I Homes, Inc.(a)	35,464	2,283,527
Meritage Homes Corp.(a)	24,830	2,769,538
Sonos, Inc.(a)	97,870	3,888,375
Taylor Morrison Home Corp., Class A(a)	42,000	1,179,780
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Tri Pointe Homes, Inc.(a)	204,197	4,853,763
Tupperware Brands Corp.(a)	24,200	577,654
Total		31,184,940
Internet & Direct Marketing Retail 0.5%
PetMed Express, Inc.	21,500	592,110
RealReal, Inc. (The)(a)	117,347	1,459,797
Revolve Group, Inc.(a)	17,900	1,028,534
Shutterstock, Inc.	15,375	1,772,122
ThredUp, Inc., Class A(a)	54,800	1,050,516
Xometry, Inc., Class A(a)	17,856	1,297,596
Total		7,200,675
Leisure Products 0.1%
Johnson Outdoors, Inc., Class A	13,624	1,563,899
Multiline Retail 0.3%
Big Lots, Inc.	34,844	1,695,509
Franchise Group, Inc.	14,900	517,477
Macy’s, Inc.(a)	142,100	3,181,619
Total		5,394,605
Specialty Retail 3.2%
Aaron’s Co., Inc. (The)	35,300	936,156
Abercrombie & Fitch Co., Class A(a)	21,145	756,145
American Eagle Outfitters, Inc.	14,700	448,644
Asbury Automotive Group, Inc.(a)	6,000	1,117,440
Bed Bath & Beyond, Inc.(a)	60,800	1,674,432
Big 5 Sporting Goods Corp.	22,800	633,840
Cato Corp. (The), Class A	57,600	994,176
Children’s Place, Inc. (The)(a)	26,200	2,275,208
Floor & Decor Holdings, Inc.(a)	27,996	3,451,907
Foot Locker, Inc.	8,600	487,534
Genesco, Inc.(a)	78,258	4,854,344
Group 1 Automotive, Inc.	6,400	1,058,816
Hibbett, Inc.	37,549	3,593,064
Leslie’s, Inc.(a)	53,137	1,281,664
Lithia Motors, Inc., Class A	11,362	3,764,230
MarineMax, Inc.(a)	40,264	1,957,636
National Vision Holdings, Inc.(a)	81,469	4,886,511
ODP Corp. (The)(a)	25,230	1,190,099
OneWater Marine, Inc., Class A	23,500	951,515
Common Stocks (continued)
Issuer	Shares	Value ($)
Penske Automotive Group, Inc.	6,700	602,531
Petco Health & Wellness Co., Inc.(a)	287,405	6,187,830
Rent-A-Center, Inc.	12,600	794,808
Sonic Automotive, Inc., Class A	20,100	1,015,854
Tilly’s, Inc.	20,200	314,514
Urban Outfitters, Inc.(a)	14,100	465,582
Zumiez, Inc.(a)	33,411	1,342,788
Total		47,037,268
Textiles, Apparel & Luxury Goods 0.3%
G-III Apparel Group Ltd.(a)	16,600	513,438
Movado Group, Inc.	55,296	1,998,397
Rocky Brands, Inc.	29,000	1,440,720
Vera Bradley, Inc.(a)	71,200	815,952
Total		4,768,507
Total Consumer Discretionary		162,967,171
Consumer Staples 2.3%
Food & Staples Retailing 1.2%
BJ’s Wholesale Club Holdings, Inc.(a)	64,100	3,631,906
Grocery Outlet Holding Corp.(a)	63,968	1,665,087
Natural Grocers by Vitamin Cottage, Inc.	43,900	530,751
Performance Food Group, Inc.(a)	117,842	5,918,025
The Chefs’ Warehouse(a)	61,200	1,850,076
United Natural Foods, Inc.(a)	114,900	4,228,320
Total		17,824,165
Food Products 0.3%
B&G Foods, Inc.	29,500	895,620
Freshpet, Inc.(a)	25,704	3,293,711
Total		4,189,331
Household Products 0.6%
Central Garden & Pet Co.(a)	24,400	1,123,620
Central Garden & Pet Co., Class A(a)	44,193	1,841,522
Energizer Holdings, Inc.	21,700	853,678
Spectrum Brands Holdings, Inc.	14,535	1,134,602
WD-40 Co.	14,600	3,498,598
Total		8,452,020

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.2%
BellRing Brands, Inc., Class A(a)	57,100	1,928,267
Nu Skin Enterprises, Inc., Class A	9,500	480,890
Usana Health Sciences, Inc.(a)	9,400	912,082
Total		3,321,239
Total Consumer Staples		33,786,755
Energy 3.8%
Energy Equipment & Services 1.2%
Cactus, Inc., Class A	21,100	791,461
ChampionX Corp.(a)	80,524	1,878,625
Core Laboratories NV	8,700	239,772
Dril-Quip, Inc.(a)	33,500	814,050
Frank’s International NV(a)	377,700	1,087,776
Helix Energy Solutions Group, Inc.(a)	123,200	463,232
Helmerich & Payne, Inc.	79,538	2,141,163
Liberty Oilfield Services, Inc., Class A(a)	66,900	683,718
Matrix Service Co.(a)	70,600	796,368
National Energy Services Reunited Corp.(a)	78,300	888,705
Newpark Resources, Inc.(a)	269,100	705,042
NexTier Oilfield Solutions, Inc.(a)	316,417	1,139,101
Oceaneering International, Inc.(a)	73,072	898,786
Oil States International, Inc.(a)	34,100	199,826
ProPetro Holding Corp.(a)	235,963	1,826,354
Select Energy Services, Inc., Class A(a)	240,691	1,287,697
Solaris Oilfield Infrastructure, Inc., Class A	181,519	1,348,686
TechnipFMC PLC(a)	48,000	318,240
Total		17,508,602
Oil, Gas & Consumable Fuels 2.6%
Amplify Energy Corp.(a)	20,500	75,030
Berry Corp.	92,400	554,400
Bonanza Creek Energy, Inc.	50,513	1,963,946
California Resources Corp.(a)	36,000	1,232,280
Cimarex Energy Co.	54,600	3,506,412
CVR Energy, Inc.	24,700	355,680
Earthstone Energy, Inc., Class A(a)	26,000	215,020
Equitrans Midstream Corp.	229,256	2,001,405
Green Plains, Inc.(a)	9,300	326,430
HollyFrontier Corp.	13,900	449,387
Common Stocks (continued)
Issuer	Shares	Value ($)
Kosmos Energy Ltd.(a)	526,400	1,242,304
Matador Resources Co.	87,200	2,507,000
Murphy Oil Corp.	50,100	1,065,126
Northern Oil and Gas, Inc.	68,800	1,142,080
Oasis Petroleum, Inc.	11,700	1,013,103
Ovintiv, Inc.	164,900	4,495,174
Par Pacific Holdings, Inc.(a)	51,900	855,831
PDC Energy, Inc.	102,277	4,270,065
Penn Virginia Corp.(a)	156,892	3,247,664
Range Resources Corp.(a)	82,100	1,200,302
Renewable Energy Group, Inc.(a)	18,988	919,399
REX American Resources Corp.(a)	9,200	779,792
SM Energy Co.	37,252	711,513
Talos Energy, Inc.(a)	123,553	1,532,057
Whiting Petroleum Corp.(a)	26,100	1,225,395
World Fuel Services Corp.	74,451	2,409,234
Total		39,296,029
Total Energy		56,804,631
Financials 16.9%
Banks 9.6%
1st Source Corp.	32,629	1,533,563
Amalgamated Financial Corp.	32,500	505,375
Ameris Bancorp	68,600	3,377,864
Associated Banc-Corp.	138,846	2,863,004
Atlantic Union Bankshares Corp.	93,800	3,470,600
Bancorp, Inc. (The)(a)	243,643	6,008,236
BancorpSouth Bank	34,600	1,014,818
Bank of Marin Bancorp	14,600	528,520
BankUnited, Inc.	27,800	1,168,434
Bankwell Financial Group, Inc.	8,400	252,756
Banner Corp.	37,650	2,153,580
Bar Harbor Bankshares	8,700	238,380
BCB Bancorp, Inc.	16,800	249,816
BOK Financial Corp.	8,600	757,230
Brookline Bancorp, Inc.	36,400	544,908
Bryn Mawr Bank Corp.	6,400	261,120
Cadence BanCorp	118,954	2,558,701
Camden National Corp.	7,100	331,357
Capital Bancorp, Inc.	11,200	265,664

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Carter Bankshares, Inc.(a)	16,700	203,573
Cathay General Bancorp	170,442	6,780,183
Central Pacific Financial Corp.	83,275	2,107,690
Central Valley Community Bancorp	23,000	500,020
CIT Group, Inc.	19,700	1,091,774
Civista Bancshares, Inc.	12,500	294,000
CNB Financial Corp.	9,400	231,052
Community Bank System, Inc.	45,900	3,396,600
Community Financial Corp. (The)	6,900	246,744
Community Trust Bancorp, Inc.	30,499	1,270,588
ConnectOne Bancorp, Inc.	63,082	1,804,776
CrossFirst Bankshares, Inc.(a)	17,900	236,638
Customers Bancorp, Inc.(a)	14,000	579,740
Dime Community Bancshares, Inc.	23,116	762,828
Eagle Bancorp, Inc.	18,800	1,084,760
Enterprise Financial Services Corp.	5,700	255,987
Equity Bancshares, Inc., Class A(a)	8,300	266,264
FB Financial Corp.	26,868	1,106,693
Financial Institutions, Inc.	31,994	1,016,129
First BanCorp	88,000	1,120,240
First BanCorp	22,496	939,433
First Busey Corp.	32,400	767,880
First Business Financial Services, Inc.	9,400	266,396
First Commonwealth Financial Corp.	148,435	2,006,841
First Financial Bancorp	30,500	717,055
First Financial Bankshares, Inc.	71,163	3,388,782
First Financial Corp.	22,000	889,460
First Hawaiian, Inc.	32,100	895,911
First Internet Bancorp	17,000	505,240
First Mid Bancshares, Inc.	12,700	519,430
First Midwest Bancorp, Inc.	14,000	262,220
First of Long Island Corp. (The)	25,800	546,960
Flushing Financial Corp.	47,400	1,086,882
FNB Corp.	76,200	890,016
Fulton Financial Corp.	49,054	777,506
Great Southern Bancorp, Inc.	14,200	773,474
Great Western Bancorp, Inc.	80,586	2,494,943
Hancock Whitney Corp.	91,516	4,206,075
Hanmi Financial Corp.	50,100	965,928
Common Stocks (continued)
Issuer	Shares	Value ($)
Heritage Financial Corp.	10,700	272,315
Hilltop Holdings, Inc.	68,394	2,289,147
HomeTrust Bancshares, Inc.	9,600	267,072
Hope Bancorp, Inc.	83,700	1,154,223
Horizon Bancorp, Inc.	29,600	528,360
Independent Bank Corp.	34,900	2,676,830
Independent Bank Corp.	65,037	1,361,875
Independent Bank Group, Inc.	39,300	2,767,899
International Bancshares Corp.	54,589	2,286,187
Investar Holding Corp.	11,700	263,133
Investors Bancorp, Inc.	43,800	626,778
Lakeland Bancorp, Inc.	79,416	1,340,542
Mercantile Bank Corp.	15,100	471,120
Metropolitan Bank Holding Corp.(a)	11,800	923,940
Midland States Bancorp, Inc.	30,500	771,650
MidWestOne Financial Group, Inc.	15,900	466,824
National Bankshares, Inc.	5,700	210,672
Northeast Bank	5,600	183,344
Northrim BanCorp, Inc.	8,200	344,154
OceanFirst Financial Corp.	111,752	2,375,848
Old National Bancorp	15,600	259,896
Orrstown Financial Services, Inc.	11,300	269,618
Pacific Premier Bancorp, Inc.	67,394	2,693,064
PacWest Bancorp	18,600	791,430
PCB Bancorp	26,600	505,932
Peapack-Gladstone Financial Corp.	41,905	1,395,856
Peoples Bancorp, Inc.	17,300	540,452
Pinnacle Financial Partners, Inc.	28,179	2,731,109
Popular, Inc.	60,400	4,586,776
Preferred Bank	27,033	1,727,138
Primis Financial Corp.	35,100	526,149
QCR Holdings, Inc.	9,867	512,591
RBB Bancorp	24,600	633,204
Renasant Corp.	70,600	2,478,060
Republic Bancorp, Inc.	12,300	616,599
S&T Bancorp, Inc.	38,500	1,147,300
Sandy Spring Bancorp, Inc.	94,512	4,117,888
Sierra Bancorp	12,300	312,666
Simmons First National Corp., Class A	11,400	331,170

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Synovus Financial Corp.	18,400	793,040
Texas Capital Bancshares, Inc.(a)	18,000	1,223,820
Towne Bank	21,000	639,870
Trico Bancshares	16,813	664,954
TriState Capital Holdings, Inc.(a)	23,200	468,872
Triumph Bancorp, Inc.(a)	35,700	2,935,254
Trustmark Corp.	87,235	2,758,371
UMB Financial Corp.	42,900	3,928,782
Umpqua Holdings Corp.	13,400	260,898
Univest Corporation of Pennsylvania	37,734	1,021,837
Valley National Bancorp	37,500	489,000
Washington Trust Bancorp, Inc.	5,300	282,278
Webster Financial Corp.	15,800	798,216
Wintrust Financial Corp.	42,295	3,165,358
Total		142,529,998
Capital Markets 2.2%
BrightSphere Investment Group, Inc.	31,100	845,609
Cowen, Inc.	135,423	4,880,645
Diamond Hill Investment Group, Inc.	3,200	585,696
Evercore, Inc., Class A	38,128	5,324,194
Federated Hermes, Inc., Class B	65,861	2,228,078
Focus Financial Partners, Inc., Class A(a)	129,347	6,710,522
Greenhill & Co., Inc.	48,834	719,813
Houlihan Lokey, Inc.	35,000	3,157,000
Oppenheimer Holdings, Inc., Class A	15,999	745,393
Stifel Financial Corp.	62,398	4,311,702
StoneX Group, Inc.(a)	12,321	858,651
Victory Capital Holdings, Inc., Class A	28,400	994,852
Virtu Financial, Inc. Class A	27,325	668,916
Virtus Investment Partners, Inc.	1,600	500,320
Total		32,531,391
Consumer Finance 0.5%
Encore Capital Group, Inc.(a)	36,302	1,786,421
Navient Corp.	50,900	1,181,389
Nelnet, Inc., Class A	16,521	1,336,219
SLM Corp.	144,000	2,700,000
Total		7,004,029
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 1.7%
Ambac Financial Group, Inc.(a)	53,100	748,179
American Equity Investment Life Holding Co.	59,436	1,883,527
American National Group, Inc.	4,600	885,500
AMERISAFE, Inc.	49,368	2,841,128
Argo Group International Holdings Ltd.	63,700	3,369,730
Assured Guaranty Ltd.	21,700	1,081,962
Axis Capital Holdings Ltd.	19,700	1,008,049
Brighthouse Financial, Inc.(a)	11,800	577,728
CNO Financial Group, Inc.	49,463	1,209,865
Employers Holdings, Inc.	66,480	2,736,982
Enstar Group Ltd.(a)	4,100	945,747
Hanover Insurance Group, Inc. (The)	7,500	1,059,825
Horace Mann Educators Corp.	26,604	1,090,764
Kemper Corp.	18,487	1,268,208
Lemonade, Inc.(a)	7,758	586,039
National Western Life Group, Inc., Class A	3,600	797,976
ProAssurance Corp.	71,314	1,818,507
Safety Insurance Group, Inc.	12,900	1,048,899
SiriusPoint Ltd.(a)	105,700	1,036,917
Total		25,995,532
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Arlington Asset Investment Corp., Class A(a)	65,900	245,807
Blackstone Mortgage Trust, Inc.	93,200	3,057,892
BrightSpire Capital, Inc.	97,000	971,940
Granite Point Mortgage Trust, Inc.	17,800	244,928
Great Ajax Corp.	38,861	549,106
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	64,000	3,863,680
MFA Financial, Inc.	74,900	359,520
Starwood Property Trust, Inc.	78,800	2,033,040
TPG RE Finance Trust, Inc.	23,700	298,620
Total		11,624,533
Thrifts & Mortgage Finance 2.1%
Axos Financial, Inc.(a)	126,551	6,135,192
Bridgewater Bancshares, Inc.(a)	19,000	310,650
Essent Group Ltd.	22,900	1,078,132
Federal Agricultural Mortgage Corp.	8,000	783,200
FS Bancorp, Inc.	9,000	307,530

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
HomeStreet, Inc.	53,801	2,197,771
Luther Burbank Corp.	36,600	474,702
Meridian Bancorp, Inc.	13,400	278,452
MGIC Investment Corp.	196,200	2,995,974
NMI Holdings, Inc., Class A(a)	84,891	1,915,990
Northfield Bancorp, Inc.	32,600	550,940
Premier Financial Corp.	28,200	857,280
Provident Financial Services, Inc.	33,600	741,552
Radian Group, Inc.	142,700	3,372,001
Southern Missouri Bancorp, Inc.	5,600	252,672
Territorial Bancorp, Inc.	9,600	242,784
TrustCo Bank Corp.	40,776	1,308,502
Washington Federal, Inc.	80,750	2,688,975
Waterstone Financial, Inc.	25,300	513,084
William Penn Bancorp	21,300	255,600
WSFS Financial Corp.	95,834	4,351,822
Total		31,612,805
Total Financials		251,298,288
Health Care 14.6%
Biotechnology 6.0%
ACADIA Pharmaceuticals, Inc.(a)	66,568	1,165,606
ADC Therapeutics SA(a)	68,131	1,987,381
Alector, Inc.(a)	59,354	1,604,339
Alkermes PLC(a)	41,868	1,308,794
Allogene Therapeutics, Inc.(a)	28,368	676,577
Amicus Therapeutics, Inc.(a)	245,944	2,801,302
Apellis Pharmaceuticals, Inc.(a)	34,976	2,303,170
Arcutis Biotherapeutics, Inc.(a)	33,400	707,078
Arena Pharmaceuticals, Inc.(a)	26,700	1,412,964
Arrowhead Pharmaceuticals, Inc.(a)	53,000	3,557,360
Atara Biotherapeutics, Inc.(a)	120,852	1,810,363
Avid Bioservices, Inc.(a)	38,374	930,186
Avrobio, Inc.(a)	84,639	563,696
Biohaven Pharmaceutical Holding Co., Ltd.(a)	37,575	4,931,343
Blueprint Medicines Corp.(a)	32,714	3,051,235
BridgeBio Pharma, Inc.(a)	40,639	2,036,420
CareDx, Inc.(a)	51,000	3,737,280
Clementia Pharmaceuticals, Inc.(a),(b),(c),(d)	134,864	0
Coherus Biosciences, Inc.(a)	197,721	3,159,582
Common Stocks (continued)
Issuer	Shares	Value ($)
Eagle Pharmaceuticals, Inc.(a)	26,921	1,436,774
Emergent BioSolutions, Inc.(a)	44,463	2,804,726
Fate Therapeutics, Inc.(a)	26,628	1,950,501
FibroGen, Inc.(a)	43,105	501,311
G1 Therapeutics, Inc.(a)	55,767	843,197
Generation Bio Co.(a)	24,121	603,025
Halozyme Therapeutics, Inc.(a)	111,151	4,667,230
Heron Therapeutics, Inc.(a)	160,214	1,869,697
Intercept Pharmaceuticals, Inc.(a)	1,151	17,161
Invitae Corp.(a)	51,000	1,511,130
Iovance Biotherapeutics, Inc.(a)	51,100	1,229,977
Kronos Bio, Inc.(a)	42,378	886,124
Myriad Genetics, Inc.(a)	42,241	1,511,383
Natera, Inc.(a)	34,966	4,141,023
Olema Pharmaceuticals, Inc.(a)	39,700	1,187,824
Orchard Therapeutics PLC, ADR(a)	77,724	214,518
PMV Pharmaceuticals, Inc.(a)	31,506	956,207
REGENXBIO, Inc.(a)	52,002	1,679,665
Relay Therapeutics, Inc.(a)	42,701	1,367,713
Revolution Medicines, Inc.(a)	36,182	1,052,534
Rubius Therapeutics, Inc.(a)	57,373	1,246,142
Sage Therapeutics, Inc.(a)	18,505	855,116
Sana Biotechnology, Inc.(a)	37,757	905,790
Silverback Therapeutics, Inc.(a)	27,900	613,800
Turning Point Therapeutics, Inc.(a)	17,100	1,317,042
Twist Bioscience Corp.(a)	33,732	3,818,800
Vanda Pharmaceuticals, Inc.(a)	103,607	1,734,381
Veracyte, Inc.(a)	35,208	1,693,857
Vericel Corp.(a)	110,747	5,999,165
Verve Therapeutics, Inc.(a)	28,354	1,983,646
Total		88,344,135
Health Care Equipment & Supplies 4.2%
Angiodynamics, Inc.(a)	60,856	1,722,225
CONMED Corp.	34,652	4,551,194
Figs, Inc., Class A(a)	26,672	1,093,819
Integer Holdings Corp.(a)	26,817	2,649,251
iRhythm Technologies, Inc.(a)	27,508	1,314,882
LeMaitre Vascular, Inc.	91,311	5,170,029
Merit Medical Systems, Inc.(a)	182,828	13,121,565

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Mesa Laboratories, Inc.	25,359	6,768,824
Neogen Corp.(a)	188,911	8,270,524
Nevro Corp.(a)	23,751	2,897,622
NuVasive, Inc.(a)	56,612	3,517,870
Orthofix Medical, Inc.(a)	23,932	1,014,717
Outset Medical, Inc.(a)	61,574	3,034,982
Shockwave Medical, Inc.(a)	28,773	6,163,464
Sight Sciences, Inc.(a)	38,107	1,081,858
Total		62,372,826
Health Care Providers & Services 1.2%
Acadia Healthcare Co., Inc.(a)	48,634	3,215,680
Accolade, Inc.(a)	40,155	1,902,544
Amedisys, Inc.(a)	9,000	1,651,050
Community Health Systems, Inc.(a)	83,422	1,026,925
Hanger, Inc.(a)	97,116	2,319,130
Mednax, Inc.(a)	19,500	626,145
National Research Corp., Class A	34,193	1,846,422
Option Care Health, Inc.(a)	64,660	1,729,655
Tenet Healthcare Corp.(a)	35,900	2,705,065
Tivity Health, Inc.(a)	49,210	1,144,132
Total		18,166,748
Health Care Technology 1.7%
Computer Programs & Systems, Inc.(a)	33,278	1,183,698
Evolent Health, Inc., Class A(a)	105,371	2,587,912
HealthStream, Inc.(a)	42,050	1,277,899
Omnicell, Inc.(a)	61,596	9,564,011
Simulations Plus, Inc.	86,519	3,832,792
Vocera Communications, Inc.(a)	143,571	6,961,758
Total		25,408,070
Life Sciences Tools & Services 1.0%
Berkeley Lights, Inc.(a)	30,944	1,100,369
Personalis, Inc.(a)	77,222	1,635,562
Rapid Micro Biosystems, Inc., Class A(a)	34,394	650,046
Repligen Corp.(a)	36,875	10,434,887
Seer, Inc.(a)	24,368	974,233
Total		14,795,097
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 0.5%
Arvinas, Inc.(a)	40,348	3,478,401
Revance Therapeutics, Inc.(a)	98,071	2,626,342
Taro Pharmaceutical Industries Ltd.(a)	17,100	1,159,722
Total		7,264,465
Total Health Care		216,351,341
Industrials 21.3%
Aerospace & Defense 1.7%
AAR Corp.(a)	34,300	1,161,055
Axon Enterprise, Inc.(a)	41,046	7,465,036
Hexcel Corp.(a)	39,768	2,255,243
Mercury Systems, Inc.(a)	144,779	7,293,966
Moog, Inc., Class A	43,500	3,455,640
National Presto Industries, Inc.	9,800	818,692
Triumph Group, Inc.(a)	108,200	1,997,372
Vectrus, Inc.(a)	20,700	1,041,417
Total		25,488,421
Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.(a)	16,770	1,227,061
Echo Global Logistics, Inc.(a)	25,300	831,864
Forward Air Corp.	6,800	599,556
HUB Group, Inc., Class A(a)	17,307	1,214,951
Total		3,873,432
Airlines 0.3%
Frontier Group Holdings, Inc.(a)	90,313	1,384,498
Skywest, Inc.(a)	60,100	2,803,665
Spirit Airlines, Inc.(a)	19,400	475,882
Total		4,664,045
Building Products 3.1%
AAON, Inc.	87,262	5,943,415
Advanced Drainage Systems, Inc.	36,498	4,166,247
Apogee Enterprises, Inc.	14,100	606,018
Armstrong Flooring, Inc.(a)	90,400	318,208
AZEK Co., Inc. (The)(a)	97,993	4,163,722
Carlisle Companies, Inc.	16,965	3,575,204
Griffon Corp.	50,743	1,227,981
JELD-WEN Holding, Inc.(a)	38,600	1,063,044
Masonite International Corp.(a)	40,675	4,867,984

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Quanex Building Products Corp.	49,337	1,162,380
Resideo Technologies, Inc.(a)	36,900	1,189,656
Simpson Manufacturing Co., Inc.	92,623	10,480,292
Trex Company, Inc.(a)	70,075	7,691,432
UFP Industries, Inc.	4,400	330,352
Total		46,785,935
Commercial Services & Supplies 1.6%
ABM Industries, Inc.	10,800	534,816
ACCO Brands Corp.	111,900	1,048,503
ACV Auctions, Inc., Class A(a)	28,337	578,358
Casella Waste Systems, Inc., Class A(a)	146,506	10,839,979
Clean Harbors, Inc.(a)	20,676	2,121,771
Ennis, Inc.	37,600	729,816
Herman Miller, Inc.	20,584	865,146
Interface, Inc.	128,886	1,853,381
Kimball International, Inc., Class B	94,623	1,179,949
MSA Safety, Inc.	22,147	3,606,417
Steelcase, Inc., Class A	69,000	972,210
US Ecology, Inc.(a)	6,800	243,780
Total		24,574,126
Construction & Engineering 2.1%
API Group Corp.(a)	130,900	3,035,571
Comfort Systems U.S.A., Inc.	6,800	516,664
Construction Partners, Inc., Class A(a)	223,324	7,474,654
EMCOR Group, Inc.	51,924	6,308,766
Fluor Corp.(a)	66,200	1,102,892
Granite Construction, Inc.	26,068	1,056,797
Great Lakes Dredge & Dock Corp.(a)	79,200	1,196,712
MasTec, Inc.(a)	21,175	1,936,242
MYR Group, Inc.(a)	25,846	2,688,243
Northwest Pipe Co.(a)	18,057	468,037
Primoris Services Corp.	100,737	2,588,941
Sterling Construction Co., Inc.(a)	26,600	613,396
Tutor Perini Corp.(a)	62,600	902,692
Valmont Industries, Inc.	3,300	821,238
Total		30,710,845
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.3%
Acuity Brands, Inc.	3,500	645,855
Array Technologies, Inc.(a)	69,405	1,323,553
Atkor, Inc.(a)	3,600	333,972
AZZ, Inc.	19,600	1,049,580
Bloom Energy Corp., Class A(a)	180,854	3,873,893
Encore Wire Corp.	9,600	816,096
EnerSys	12,700	1,074,293
GrafTech International Ltd.	105,800	1,171,206
Powell Industries, Inc.	23,300	589,490
Preformed Line Products Co.	7,400	518,888
Regal Beloit Corp.	8,501	1,270,219
Shoals Technologies Group, Inc., Class A(a)	79,245	2,581,010
Thermon(a)	61,300	1,023,710
Vertiv Holdings Co.	104,728	2,950,188
Total		19,221,953
Machinery 4.6%
Altra Industrial Motion Corp.	49,000	2,869,440
Astec Industries, Inc.	18,691	1,142,768
Columbus McKinnon Corp.	27,761	1,278,394
Crane Co.	6,600	671,682
Douglas Dynamics, Inc.	116,935	4,646,997
EnPro Industries, Inc.	11,800	1,009,018
ESCO Technologies, Inc.	47,487	4,279,528
Evoqua Water Technologies Corp.(a)	71,500	2,782,780
Flowserve Corp.	13,400	520,858
Graco, Inc.	26,363	2,067,386
Graham Corp.	15,700	188,400
Greenbrier Companies, Inc. (The)	25,932	1,143,601
Helios Technologies, Inc.	68,630	5,601,581
Hillenbrand, Inc.	72,631	3,371,531
Hillman Solutions Corp.(a)	241,100	2,960,708
Hyster-Yale Materials Handling, Inc.	14,900	873,289
ITT, Inc.	47,116	4,507,588
John Bean Technologies Corp.	70,134	10,231,849
LB Foster Co., Class A(a)	14,200	242,110
Meritor, Inc.(a)	45,600	1,081,632
Miller Industries, Inc.	25,814	960,797
Mueller Industries, Inc.	42,550	1,898,156

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Mueller Water Products, Inc., Class A	39,400	654,828
Omega Flex, Inc.	26,801	4,073,752
RBC Bearings, Inc.(a)	33,777	7,820,051
TriMas Corp.(a)	7,900	253,669
Wabash National Corp.	77,000	1,196,580
Total		68,328,973
Marine 0.1%
Matson, Inc.	12,700	1,005,459
Professional Services 2.4%
BGSF, Inc.	20,800	273,312
CBIZ, Inc.(a)	16,000	545,760
Exponent, Inc.	85,691	10,017,278
FTI Consulting, Inc.(a)	3,500	488,985
GP Strategies Corp.(a)	24,300	502,524
Heidrick & Struggles International, Inc.	40,838	1,765,018
ICF International, Inc.	34,600	3,240,636
KBR, Inc.	115,200	4,485,888
Kelly Services, Inc., Class A	39,900	775,656
Kforce, Inc.	58,100	3,394,202
Korn/Ferry International	17,400	1,230,006
Mantech International Corp., Class A	35,699	2,826,290
Resources Connection, Inc.	67,800	1,071,240
Science Applications International Corp.	21,000	1,768,830
TrueBlue, Inc.(a)	108,342	2,960,987
Total		35,346,612
Road & Rail 1.0%
ArcBest Corp.	68,069	4,542,244
Heartland Express, Inc.	45,500	763,490
Ryder System, Inc.	15,414	1,225,259
Saia, Inc.(a)	25,535	6,131,720
Schneider National, Inc., Class B	56,019	1,262,668
Universal Logistics Holdings, Inc.	20,700	452,709
Werner Enterprises, Inc.	23,024	1,085,812
Total		15,463,902
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 2.8%
Applied Industrial Technologies, Inc.	67,642	6,007,286
Beacon Roofing Supply, Inc.(a)	34,606	1,781,517
BlueLinx Holdings, Inc.(a)	19,200	1,105,152
DXP Enterprises, Inc.(a)	46,864	1,404,983
EVI Industries, Inc.(a)	37,205	904,826
H&E Equipment Services, Inc.	52,719	1,795,082
Herc Holdings Inc(a)	43,139	5,670,622
NOW, Inc.(a)	172,571	1,325,345
Rush Enterprises, Inc., Class A	78,325	3,454,132
SiteOne Landscape Supply, Inc.(a)	67,555	13,517,755
Triton International Ltd.	63,500	3,474,720
WESCO International, Inc.(a)	9,810	1,147,966
Total		41,589,386
Total Industrials		317,053,089
Information Technology 15.9%
Communications Equipment 0.4%
Casa Systems, Inc.(a)	46,500	327,360
Ciena Corp.(a)	35,601	2,033,885
Comtech Telecommunications Corp.	40,800	1,041,216
Digi International, Inc.(a)	43,884	964,571
NETGEAR, Inc.(a)	22,400	800,352
Total		5,167,384
Electronic Equipment, Instruments & Components 2.8%
Avnet, Inc.	28,500	1,153,110
Belden, Inc.	21,300	1,219,425
ePlus, Inc.(a)	17,866	1,933,459
Fabrinet(a)	16,114	1,660,064
II-VI, Inc.(a)	61,097	3,847,889
Insight Enterprises, Inc.(a)	12,100	1,244,969
Itron, Inc.(a)	44,879	3,770,285
Kimball Electronics, Inc.(a)	23,400	565,578
Littelfuse, Inc.	15,088	4,306,115
Methode Electronics, Inc.	22,100	1,029,197
Novanta, Inc.(a)	52,369	8,023,978
PC Connection, Inc.	15,800	764,878
Plexus Corp.(a)	21,168	1,943,857
Rogers Corp.(a)	21,200	4,503,092

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Sanmina Corp.(a)	54,612	2,156,082
Scansource, Inc.(a)	33,100	1,177,698
Vishay Intertechnology, Inc.	120,680	2,651,340
Total		41,951,016
IT Services 1.3%
BM Technologies, Inc.(a)	8,263	80,482
Cass Information Systems, Inc.	23,300	1,050,364
Computer Services, Inc.	40,417	2,343,176
CSG Systems International, Inc.	5,400	260,334
DigitalOcean Holdings, Inc.(a)	62,236	3,838,716
ExlService Holdings, Inc.(a)	22,400	2,758,336
I3 Verticals, Inc.(a)	60,009	1,734,860
LiveRamp Holdings, Inc.(a)	37,380	1,831,620
MAXIMUS, Inc.	18,795	1,636,857
Repay Holdings Corp.(a)	97,635	2,246,581
Sabre Corp.(a)	108,100	1,213,963
Total		18,995,289
Semiconductors & Semiconductor Equipment 3.3%
Amkor Technology, Inc.	116,283	3,194,294
Brooks Automation, Inc.	51,275	4,356,324
Cohu, Inc.(a)	39,478	1,408,575
Cree, Inc.(a)	35,621	3,027,072
Diodes, Inc.(a)	78,473	7,598,541
Entegris, Inc.	6,901	829,086
Kulicke & Soffa Industries, Inc.	22,500	1,579,275
MagnaChip Semiconductor Corp.(a)	122,200	2,230,150
MKS Instruments, Inc.	26,649	3,922,200
Photronics, Inc.(a)	204,409	3,080,444
Semtech Corp.(a)	40,250	2,814,280
SMART Global Holdings, Inc.(a)	75,200	3,644,192
SolarEdge Technologies, Inc.(a)	12,462	3,611,238
Synaptics, Inc.(a)	17,800	3,378,084
Ultra Clean Holdings, Inc.(a)	82,729	3,825,389
Total		48,499,144
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 8.0%
Altair Engineering, Inc., Class A(a)	104,118	7,703,691
Anaplan, Inc.(a)	56,562	3,392,589
Blackline, Inc.(a)	101,680	11,093,288
Cerence, Inc.(a)	6,800	737,392
CyberArk Software Ltd.(a)	23,258	3,905,948
Descartes Systems Group, Inc. (The)(a)	132,635	10,398,584
Digital Turbine, Inc.(a)	49,496	2,893,041
Duck Creek Technologies, Inc.(a)	67,801	3,161,561
Ebix, Inc.	16,900	486,382
Elastic NV(a)	23,218	3,704,432
Envestnet, Inc.(a)	50,333	4,020,097
Everbridge, Inc.(a)	27,562	4,326,407
Globant SA(a)	15,406	4,965,046
JFrog Ltd.(a)	53,137	2,042,586
Medallia, Inc.(a)	42,046	1,419,893
Model N, Inc.(a)	205,475	6,967,657
Paycor HCM, Inc.(a)	33,261	1,228,994
Paylocity Holding Corp.(a)	34,150	9,193,180
PROS Holdings, Inc.(a)	117,575	5,083,943
Q2 Holdings, Inc.(a)	76,970	6,780,287
Smartsheet, Inc., Class A(a)	50,510	4,019,081
SPS Commerce, Inc.(a)	80,475	10,906,777
Vertex, Inc.(a)	243,907	5,048,875
Viant Technology, Inc., Class A(a)	31,477	432,809
Workiva, Inc., Class A(a)	31,750	4,453,572
Xperi Holding Corp.	44,500	950,965
Total		119,317,077
Technology Hardware, Storage & Peripherals 0.1%
Diebold, Inc.(a)	44,200	480,896
Super Micro Computer, Inc.(a)	30,300	1,107,162
Total		1,588,058
Total Information Technology		235,517,968

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.6%
Chemicals 2.0%
AdvanSix, Inc.(a)	29,100	1,062,150
American Vanguard Corp.	59,600	913,668
Avient Corp.	30,000	1,562,700
Balchem Corp.	42,936	6,029,073
Cabot Corp.	46,961	2,507,717
Ecovyst, Inc.	91,300	1,187,813
FutureFuel Corp.	26,200	209,862
GCP Applied Technologies(a)	49,800	1,187,232
Hawkins, Inc.	7,000	265,160
HB Fuller Co.	11,900	804,083
Koppers Holdings, Inc.(a)	43,174	1,420,425
Kraton Performance Polymers, Inc.(a)	74,100	3,121,092
Livent Corp.(a)	78,500	1,952,295
Orion Engineered Carbons SA(a)	192,940	3,409,250
Tredegar Corp.	39,700	527,216
Trinseo SA	20,000	1,038,600
Tronox Holdings PLC, Class A	105,600	2,231,328
Zymergen, Inc.(a)	40,012	524,957
Total		29,954,621
Construction Materials 0.2%
Summit Materials, Inc., Class A(a)	99,900	3,363,633
Metals & Mining 1.0%
Arconic Corp.(a)	73,600	2,538,464
Cleveland-Cliffs, Inc.(a)	107,000	2,511,290
Commercial Metals Co.	61,123	1,993,833
Compass Minerals International, Inc.	11,400	763,002
Haynes International, Inc.	18,408	722,514
Hecla Mining Co.	134,300	825,945
Kaiser Aluminum Corp.	9,047	1,142,274
Materion Corp.	31,800	2,322,354
Ryerson Holding Corp.	21,300	493,095
Warrior Met Coal, Inc.	31,800	712,002
Worthington Industries, Inc.	9,900	573,705
Total		14,598,478
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.4%
Boise Cascade Co.	49,141	2,842,807
Glatfelter Corp.	132,937	2,100,404
Mercer International, Inc.	65,900	749,942
Total		5,693,153
Total Materials		53,609,885
Real Estate 4.3%
Equity Real Estate Investment Trusts (REITS) 3.5%
Acadia Realty Trust	69,488	1,474,535
Alexander’s, Inc.	4,400	1,171,720
American Assets Trust, Inc.	87,000	3,464,340
CareTrust REIT, Inc.	63,875	1,404,611
Centerspace	37,000	3,743,660
CubeSmart	41,199	2,204,147
EastGroup Properties, Inc.	6,618	1,192,961
First Industrial Realty Trust, Inc.	114,074	6,387,003
Healthcare Realty Trust, Inc.	42,696	1,282,161
Hudson Pacific Properties, Inc.	45,792	1,207,993
Kite Realty Group Trust	51,310	1,039,541
National Storage Affiliates Trust	38,399	2,198,343
Pebblebrook Hotel Trust	54,100	1,191,823
Piedmont Office Realty Trust, Inc.	38,581	687,513
PotlatchDeltic Corp.	28,280	1,469,146
PS Business Parks, Inc.	16,700	2,625,741
Sabra Health Care REIT, Inc.	122,854	1,965,664
Seritage Growth Properties, Class A(a)	58,600	947,562
SITE Centers Corp.	127,940	2,061,113
STAG Industrial, Inc.	69,136	2,920,996
Sunstone Hotel Investors, Inc.(a)	112,349	1,302,125
Tanger Factory Outlet Centers, Inc.	336,597	5,627,902
Terreno Realty Corp.	30,599	2,044,319
UMH Properties, Inc.	74,923	1,775,675
Total		51,390,594

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.8%
FirstService Corp.	53,625	9,978,004
RE/MAX Holdings, Inc., Class A	22,000	736,780
RMR Group, Inc. (The), Class A	27,100	1,255,814
Total		11,970,598
Total Real Estate		63,361,192
Utilities 2.1%
Electric Utilities 0.8%
Allete, Inc.	16,500	1,112,430
Hawaiian Electric Industries, Inc.	23,200	1,011,520
Otter Tail Corp.	20,800	1,141,296
PNM Resources, Inc.	22,000	1,089,000
Portland General Electric Co.	137,771	7,074,541
Total		11,428,787
Gas Utilities 0.7%
New Jersey Resources Corp.	39,230	1,464,848
ONE Gas, Inc.	29,095	2,089,603
South Jersey Industries, Inc.	139,100	3,451,071
Southwest Gas Holdings, Inc.	40,465	2,845,094
Spire, Inc.	16,200	1,080,540
Total		10,931,156
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.5%
Clearway Energy, Inc., Class C	118,753	3,727,657
Sunnova Energy International, Inc.(a)	84,200	3,048,040
Total		6,775,697
Multi-Utilities 0.1%
Avista Corp.	28,000	1,171,800
Unitil Corp.	14,684	728,326
Total		1,900,126
Total Utilities		31,035,766
Total Common Stocks (Cost $1,077,927,668)		1,446,605,914

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(e),(f)	35,237,562	35,234,038
Total Money Market Funds (Cost $35,234,061)		35,234,038
Total Investments in Securities (Cost: $1,113,161,729)		1,481,839,952
Other Assets & Liabilities, Net		1,772,630
Net Assets		1,483,612,582

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2021, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Clementia Pharmaceuticals, Inc.	04/23/2019	134,864	—	0

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
August 31, 2021
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	20,297,996	346,518,803	(331,582,718)	(43)	35,234,038	(869)	21,105	35,237,562
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	24,819,828	—	—	24,819,828
Consumer Discretionary	162,967,171	—	—	162,967,171
Consumer Staples	33,786,755	—	—	33,786,755
Energy	56,804,631	—	—	56,804,631
Financials	251,298,288	—	—	251,298,288
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	216,351,341	—	0*	216,351,341
Industrials	317,053,089	—	—	317,053,089
Information Technology	233,174,792	2,343,176	—	235,517,968
Materials	53,609,885	—	—	53,609,885
Real Estate	63,361,192	—	—	63,361,192
Utilities	31,035,766	—	—	31,035,766
Total Common Stocks	1,444,262,738	2,343,176	0*	1,446,605,914
Money Market Funds	35,234,038	—	—	35,234,038
Total Investments in Securities	1,479,496,776	2,343,176	0*	1,481,839,952

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	25

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,077,927,668)	$1,446,605,914
Affiliated issuers (cost $35,234,061)	35,234,038
Receivable for:
Investments sold	924,423
Capital shares sold	2,238,710
Dividends	772,404
Foreign tax reclaims	3,008
Expense reimbursement due from Investment Manager	5,413
Prepaid expenses	19,535
Trustees’ deferred compensation plan	127,755
Total assets	1,485,931,200
Liabilities
Payable for:
Investments purchased	700,031
Capital shares purchased	1,003,808
Management services fees	33,345
Transfer agent fees	312,917
Compensation of board members	9,741
Compensation of chief compliance officer	61
Other expenses	130,960
Trustees’ deferred compensation plan	127,755
Total liabilities	2,318,618
Net assets applicable to outstanding capital stock	$1,483,612,582
Represented by
Paid in capital	937,757,363
Total distributable earnings (loss)	545,855,219
Total - representing net assets applicable to outstanding capital stock	$1,483,612,582
Institutional Class
Net assets	$1,483,609,072
Shares outstanding	68,623,965
Net asset value per share	$21.62
Institutional 3 Class
Net assets	$3,510
Shares outstanding	163
Net asset value per share(a)	$21.58

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$13,269,866
Dividends — affiliated issuers	21,105
Foreign taxes withheld	(25,693)
Total income	13,265,278
Expenses:
Management services fees	10,905,194
Transfer agent fees
Institutional Class	3,460,003
Institutional 3 Class	1
Compensation of board members	33,443
Custodian fees	76,313
Printing and postage fees	230,377
Registration fees	83,845
Audit fees	54,500
Legal fees	27,155
Compensation of chief compliance officer	358
Other	90,898
Total expenses	14,962,087
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,833,590)
Total net expenses	13,128,497
Net investment income	136,781
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	272,338,147
Investments — affiliated issuers	(869)
Net realized gain	272,337,278
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	246,069,214
Investments — affiliated issuers	(43)
Net change in unrealized appreciation (depreciation)	246,069,171
Net realized and unrealized gain	518,406,449
Net increase in net assets resulting from operations	$518,543,230
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	27

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$136,781	$4,026,546
Net realized gain (loss)	272,337,278	(55,069,335)
Net change in unrealized appreciation (depreciation)	246,069,171	100,229,165
Net increase in net assets resulting from operations	518,543,230	49,186,376
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(85,613)
Institutional Class	(4,309,601)	(55,069,804)
Institutional 3 Class	(13)	—
Total distributions to shareholders	(4,309,614)	(55,155,417)
Decrease in net assets from capital stock activity	(198,212,420)	(493,825,238)
Total increase (decrease) in net assets	316,021,196	(499,794,279)
Net assets at beginning of year	1,167,591,386	1,667,385,665
Net assets at end of year	$1,483,612,582	$1,167,591,386

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	53	835
Distributions reinvested	—	—	5,668	85,524
Redemptions	—	—	(216,678)	(3,343,616)
Net decrease	—	—	(210,957)	(3,257,257)
Institutional Class
Subscriptions	18,593,212	368,720,535	46,698,205	581,401,456
Distributions reinvested	241,164	4,309,601	3,654,267	55,069,804
Redemptions	(29,323,851)	(571,242,556)	(86,884,838)	(1,127,041,741)
Net decrease	(10,489,475)	(198,212,420)	(36,532,366)	(490,570,481)
Institutional 3 Class
Subscriptions	—	—	163	2,500
Net increase	—	—	163	2,500
Total net decrease	(10,489,475)	(198,212,420)	(36,743,160)	(493,825,238)

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

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Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2021	$14.76	0.00(c)	6.92	6.92	(0.06)	—	(0.06)
Year Ended 8/31/2020	$14.39	0.04	0.80	0.84	(0.05)	(0.42)	(0.47)
Year Ended 8/31/2019	$17.75	0.03	(2.37)	(2.34)	(0.02)	(1.00)	(1.02)
Year Ended 8/31/2018	$15.18	(0.01)	3.80	3.79	(0.01)	(1.21)	(1.22)
Year Ended 8/31/2017(e)	$14.60	(0.04)	0.62	0.58	—	—	—
Institutional 3 Class
Year Ended 8/31/2021	$14.73	0.03	6.90	6.93	(0.08)	—	(0.08)
Year Ended 8/31/2020(g)	$15.37	0.04	(0.68)(h)	(0.64)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2021	$21.62	46.94%	1.13%	0.99%	0.01%	59%	$1,483,609
Year Ended 8/31/2020	$14.76	5.76%	1.09%	0.99%	0.26%	83%	$1,167,589
Year Ended 8/31/2019	$14.39	(12.85%)	1.06%	1.05%	0.22%	97%	$1,664,350
Year Ended 8/31/2018	$17.75	26.26%	1.17%(d)	1.09%(d)	(0.04%)	82%	$1,794,886
Year Ended 8/31/2017(e)	$15.18	3.97%	1.33%(f)	1.09%(f)	(0.37%)(f)	85%	$964,381
Institutional 3 Class
Year Ended 8/31/2021	$21.58	47.18%	0.86%	0.81%	0.16%	59%	$4
Year Ended 8/31/2020(g)	$14.73	(4.16%)	0.86%(f)	0.81%(f)	0.38%(f)	83%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	31

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
32	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
August 31, 2021
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.83% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with BMO Asset Management Corp., Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
34	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.26
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2021
Institutional Class	0.99%
Institutional 3 Class	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
August 31, 2021
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, re-characterization of distributions for investments, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,508,824	(22,266,881)	19,758,057
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,309,614	—	4,309,614	5,757,890	49,397,527	55,155,417
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
83,326,719	119,914,882	—	342,750,869
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,139,089,083	373,720,185	(30,969,316)	342,750,869
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
36	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $761,241,085 and $982,454,243, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
August 31, 2021
Note 9. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
38	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Small Cap Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Small Cap Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
53.51%	53.40%	$138,154,942
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
42	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
44	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
46	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Small Cap Equity Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of BMO Asset
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	47

Approval of Management and Subadvisory
Agreements  (continued)

Management Corp., Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc. (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
48	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	49

Approval of Management and Subadvisory
Agreements  (continued)

Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information shows that the profitability generated by the
50	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreements provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2021	51

Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN102_08_L01_(10/21)

Annual Report
August 31, 2021
Multi-Manager International Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager International Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital, Limited Partnership
Peter Rathjens, Ph.D.
Manolis Liodakis, Ph.D., M.B.A.
John Campbell, Ph.D.
Derek Vance, CFA
Christopher Malloy, Ph.D.
Baillie Gifford Overseas Limited
Donald Farquharson, CFA
Angus Franklin*
Andrew Stobart
Jenny Davis
Tom Walsh, CFA
Chris Davies
* Mr. Franklin is expected to retire from Baillie Gifford at the end of April 2022.
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Ellen Lee, M.B.A.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
	Inception	1 Year	Life
Institutional Class	05/17/18	28.10	8.96
Institutional 3 Class*	12/18/19	28.07	8.99
MSCI EAFE Index (Net)		26.12	6.96
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 17, 2018 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager International Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	4.0
Consumer Discretionary	11.0
Consumer Staples	5.4
Energy	3.4
Financials	17.4
Health Care	10.4
Industrials	20.6
Information Technology	16.2
Materials	9.2
Real Estate	0.2
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2021)
Argentina	1.8
Australia	1.8
Austria	0.3
Belgium	0.5
Brazil	0.5
Canada	1.8
China	3.8
Denmark	2.4
Finland	1.1
France	8.1
Germany	9.2
Hong Kong	2.0
Indonesia	0.2
Ireland	2.6
Israel	0.2

4	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2021)
Italy	3.0
Japan	17.0
Jersey	0.0(a)
Luxembourg	0.0(a)
Mexico	0.2
Netherlands	6.9
New Zealand	0.0(a)
Norway	0.5
Pakistan	0.0(a)
Panama	0.2
Peru	0.4
Portugal	0.0(a)
Russian Federation	1.1
Singapore	0.0(a)
South Africa	0.4
South Korea	3.1
Spain	3.6
Sweden	2.5
Switzerland	9.5
Taiwan	1.6
United Kingdom	11.6
United States(b)	2.1
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
The Fund is currently managed by three independent investment management firms and each invests a portion of the portfolio’s assets. As of August 31, 2021, Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) managed approximately 30.44%, 35.38% and 34.18% of the portfolio, respectively.
For the 12-month period that ended August 31, 2021, the Fund’s Institutional Class shares returned 28.10%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 26.12% for the same time period.
Market overview
Equity markets were on the rise as the reporting period began. Stimulus from central banks and federal governments and optimism about a COVID-19 vaccine supported risk assets, despite rapidly increasing COVID-19 cases in parts of the world. Growth indicators began to recover as economies slowly reopened, and corporate earnings were generally encouraging. Central banks continued to introduce new support measures, and bank officials committed to providing support for as long as necessary. Similarly, a number of governments extended their fiscal aid packages and proposed additional relief measures.
Equities continued to rally significantly across regions into the end of 2020. COVID-19 cases continued to rise at alarming rates, leading to stricter restrictions and lockdowns around the world. Announcements in late 2020 of the high efficacies of multiple COVID-19 vaccines, as well as the conclusion of the tumultuous U.S. elections, were viewed positively by investors, leading to sharp reversals in market and factor performance. Distressed value and small-cap stocks (particularly in industries hit hard by COVID-19) outperformed, and high momentum and quality stocks underperformed. While this rotation normalized somewhat, generic value significantly outperformed generic momentum and quality for the fourth quarter of 2020. Economic growth continued to recover from second quarter 2020 lows, particularly in China, supporting commodity prices. Shortly before the year-end deadline, a trade deal was finally reached between the European Union and the United Kingdom stipulating the terms of Britain’s exit from the E.U.
Equity markets continued their strong performance across regions in the first quarter of 2021 amid bullishness about recovery from the COVID-19 crisis. While COVID-19 cases continued to rise, and a number of countries, particularly in Europe, remained locked down, an end to the pandemic seemed finally in sight as populations became increasingly vaccinated. North America led market gains as vaccination efforts outpaced other regions, and the economy remained largely open. A large fiscal stimulus package passed in the U.S. in March 2020, and while central banks largely remained accommodative, rhetoric started to turn incrementally more hawkish. Furthermore, economic growth continued to recover from the lows experienced approximately one year prior. As a result, given higher inflation and demand expectations, interest rates increased sharply, curves steepened, commodities such as oil and copper rose significantly, and equity sectors diverged, with rate-sensitive stocks underperforming.
Equity markets continued to rally through the end of the reporting period, and volatility fell to near pre-COVID-19 lows. While COVID-19 cases stabilized and improved in regions with high vaccination rates, highly contagious variants began to spread rapidly in some areas, reminding investors that the global pandemic was not yet over. Market sentiment, however, remained largely positive. Fiscal stimulus measures continued to support risk assets, and central banks generally kept benchmark interest rates low and large-scale asset purchase programs in place. Commodities, particularly oil, rose significantly amid demand resurgence and supply constraints.
Arrowstreet
Our portion of the Fund’s portfolio outperformed the MSCI EAFE Index (Net) during the period.
Notable contributors in our portion of the Fund
•	Industrials was the top contributing sector in our portion of the portfolio for the period. Positive selection within Japanese industrials was the top contributor. Overweight positioning, coupled with positive selection, within Italian industrials also contributed positively.
•	The information technology (IT) sector was also a top contributor, largely due to an overweight in Dutch IT and Japanese IT, as well as positive selection within Japanese IT.
6	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	The consumer discretionary sector contributed positively during the period, as overweight positioning, coupled with positive selection, within the German consumer discretionary sector aided results. Overweight positioning in the Canadian consumer discretionary sector additionally added to performance.
•	From a country allocation perspective, the largest contributors included Japan, Germany and the Netherlands.
Notable detractors in our portion of the Fund
•	The financials sector detracted most from results in our portion of the portfolio during the period. Underweight positioning to Australian financials and French financials were the main drivers of underperformance within the sector.
•	Results within consumer staples also weighed on performance, mainly due to negative stock selection, paired with overweights to Japanese consumer staples.
•	From a country allocation perspective, the largest detractors included Belgium, Denmark and France.
Baillie Gifford
Our portion of the Fund is compared to the MSCI ACWI ex USA Growth Index (Net), which it slightly underperformed during the 12-month period. Over the period, stock selection detracted from performance whilst asset allocation, in particular to Europe (ex UK) was a positive. In selecting stocks for our portion of the Fund’s portfolio, our bottom-up research is carried out without regard to macroeconomic factors.
Notable detractors in our portion of the Fund
•	Individual stock selection accounted for our underperformance over the period. As quality growth investors, our bottom-up stock selection process may detract when our style of investing is out of favor. In periods of outperformance of value stocks, small-cap stocks, and low-quality stocks, we would expect to underperform. Given the inflationary backdrop we observed during the period, there were traditional value sectors that did well where we had little exposure. However, we do not expect to change our investment philosophy and will not look to add to individual names where we cannot see long-term growth prospects.
•	The financials, communication services and health care sectors were the largest detracting sectors to relative performance in our portion of the portfolio during the period.
○	Stock selection within all three sectors weighted heaviest on performance in our portion of the Fund. There was a slight offset within financials and health care from asset allocation.
•	The three stocks detracting most during the period were Ping An Healthcare & Technology, Scout24, and Tencent Music Entertainment.
○	Ping An Healthcare & Technology, a health care software company, had a volatile 12 months. Having performed particularly well at the outbreak of the COVID-19 pandemic, Ping An gave up a lot of ground in the second half of 2020, recovered strongly in the first quarter of 2021 and subsequently gave that all up again.
○	Scout24, a German online real-estate one-stop shop, has struggled to perform since the middle of 2020, though recently the share price has shown increasing signs of recovery. There has been little in the way of significant news flow driving this underperformance other than to say that some shareholders have used the demerger of their Autoscout24 online car business and subsequent return of capital to shareholders as an opportunity to exit the shares.
○	Tencent Music Entertainment, a Chinese music streaming business, continued to grow strongly across multiple platforms. The announcement of an investment cycle, particularly in LFA (long-form audio), weighed on shares in the short term, but is an investment that we believe will ultimately help build out the company’s entertainment network.
•	China, Germany, and France were the three largest detracting countries to relative performance during the period. Stock selection within these three countries accounted for most of the relative performance.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
Notable contributors in our portion of the Fund
•	The consumer discretionary, industrials and materials sectors were the three strongest contributing sectors to relative performance during the period.
○	Stock selection accounted for most of our portion of the portfolio’s return for the consumer discretionary and materials sectors, while stock selection and asset allocation contributed positively for the industrials sector.
•	The three best performing stocks over the period were MercadoLibre, IMCD, and Kuehne + Nagel. All three stocks were large active weights within the portfolio and, as such, strong performance contributed to relative outperformance against the benchmark.
○	MercadoLibre is the leading Latin American e-commerce platform. Its businesses span an online marketplace, a payments platform and webstore hosting services. We believe its key attractions were its leading position and lack of strong local or global competition in their markets. Results were strong through the past year, as both total gross merchandise value and total payment volume grew strongly. Operating margins continued to expand following a period of investment in recent years.
○	IMCD, a Dutch speciality chemicals distributor, continued its M&A strategy into 2021 with the announcement of two bolt-on acquisitions in May (Andes Chemical, Central America & Siliconas y Quimicos, Columbia). IMCD added 10% to group profit over the last five years through acquisitions vs. 5% organically.
○	Kuehne + Nagel, a Swiss freight forwarding company, is the world’s second largest logistics company with 4% market share (behind DHL with 5%). The stock performed particularly well as global trade picked up post-pandemic, with profitability more than doubling in the first quarter. This was driven by Sea where they have 8% global market share (#1) and Air where they have 7% global market share (#2), and finally from high demand for imports from Asia.
•	Brazil, Japan, and Switzerland were the three strongest positive contributing countries to relative performance over the period. Stock selection within these three countries accounted for most of the relative performance.
Causeway
Our portion of the Fund’s portfolio is compared to the MSCI EAFE Value Index (Net), which it outperformed during the period.
Notable contributors in our portion of the Fund
•	The top sector drivers of excess returns in our portion of the portfolio during the period were financials, industrials, and communication services, due primarily to stock selection in all three sectors.
•	German auto-maker Volkswagen AG ("VW") has invested considerable resources in electric vehicles (“EV”), and we believe VW is the best-positioned traditional auto company to capitalize on the growth in EV market penetration. The stock performed well as market participants began to give VW credit for potential growth in this segment.
•	Banco Bilbao Vizcaya Argentina ("BBVA") is a Spanish financial services company with global operations, including a significant footprint in emerging markets. We believe that margin recovery will be driven by decreased funding cost, improving spreads, and favorable asset mix shift. Fee income was rebounding, expenses were growing in line with inflation, and credit was performing as expected. The divestiture of BBVA’s U.S.-based franchise closed in Q2 2021, freeing up a significant amount of capital that we expect will be returned to shareholders via share buyback.
•	Rolls-Royce Holdings Plc is a U.K. jet engine manufacturer. The stock price suffered as flying hours were curtailed during the global COVID-19 pandemic. We believe the steps that management has taken to address recent challenges have improved the outlook for the company. These include streamlining the portfolio, shoring up the balance sheet, and reducing the cost base. In combination, we believe these actions should lower the breakeven rate for profitability.
•	The top three country-level performance drivers were Germany, the United Kingdom, and the Netherlands.
8	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
Notable detractors in our portion of the Fund
•	The bottom sector drivers of performance in our portion of the portfolio during the period were the health care, materials, and information technology sectors, due primarily to stock selection in information technology, an overweight position in health care and an underweight position in materials.
•	Japanese health care company Takeda Pharmaceutical Co., Ltd was a top detractor in our portion of the Fund during the period. With patent cliffs approaching for key drugs in the next few years, some market participants questioned Takeda’s growth prospects. We, however, believed this is more than reflected in the stock’s discount. Furthermore, we believed the company’s early-stage drug pipeline looked promising. Solid cash flow generation has enabled the company to continue paying down debt and leverage has improved. Takeda trades at a meaningful discount to the peer group, after adjusting for the Shire acquisition, and we believe it offers an attractive dividend yield.
•	Sands China Limited, based in Hong Kong, is the developer, owner and operator of resorts and casinos in Macau. With the rise of the COVID-19 Delta variant, prospects for a full opening in the region looked uncertain, which weighed on the stock. However, we have started to see incremental progress on border reopenings between mainland China and Hong Kong, as well as between Macau and Hong Kong. More than 90% of visitors to Macau are from these two regions so we believe additional easing of pandemic-related restrictions should result in a normalized operating for Macau resorts. Though number of visitors remains below pre-pandemic levels, Sands China currently generates positive cash flow.
•	Amadeus IT Group, a Spanish IT provider for the global travel and tourism industry, has shown improving booking trends over the year, although its high exposure to Europe may have driven some of the stock price weakness. We believe this risk will mitigate over time as the vaccine rollout in the European Union continues. We anticipate that corporate travel may remain depressed in the next few years. However, even with some permanently lessened corporate travel demand, we believe that Amadeus’s earnings potential is strong due to continued growth in the airline and hospital IT industries.
•	The bottom three country-level performance drivers were Australia, Italy, and Canada.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Quantitative Model Risk Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,060.30	1,020.43	5.20	5.10	0.99
Institutional 3 Class	1,000.00	1,000.00	1,060.20	1,021.35	4.25	4.17	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Argentina 1.8%
MercadoLibre, Inc.(a)	24,358	45,487,347
Australia 1.8%
APN Industria REIT	20,222	52,260
Arena REIT	45,782	139,661
BHP Group Ltd.	94,692	3,133,039
BHP Group Ltd., ADR	4,413	291,876
BlueScope Steel Ltd.	30,524	558,050
Centuria Office REIT	228,456	419,643
Charter Hall Social Infrastructure REIT	40,045	107,682
Cochlear Ltd.	46,078	7,826,654
CSL Ltd.	58,858	13,386,839
CSR Ltd.	30,341	120,453
Data#3 Ltd.	23,428	91,388
Fortescue Metals Group Ltd.	212,183	3,234,785
Fortescue Metals Group Ltd., ADR	7,400	225,145
Harvey Norman Holdings Ltd.	131,314	514,628
James Hardie Industries PLC	79,103	3,048,942
McMillan Shakespeare Ltd.	9,167	83,369
Myer Holdings Ltd.(a)	278,423	109,277
Pendal Group Ltd.	58,758	369,728
REA Group Ltd.	4,122	461,328
Reliance Worldwide Corp., Ltd.	78,467	334,336
Rio Tinto Ltd.	20,553	1,672,298
Rio Tinto PLC, ADR	88,885	6,672,597
South32 Ltd.	711,336	1,621,167
Total		44,475,145
Austria 0.3%
EVN AG	3,793	100,992
OMV AG	63,123	3,496,429
Palfinger AG	3,779	170,451
Raiffeisen Bank International AG	166,676	3,996,283
Semperit AG Holding	4,731	189,928
Strabag SE	3,531	160,576
voestalpine AG	10,515	477,328
Wienerberger AG	4,474	175,550
Total		8,767,537
Common Stocks (continued)
Issuer	Shares	Value ($)
Belgium 0.5%
Ackermans & van Haaren NV	628	115,572
Befimmo SA	5,374	221,206
bpost SA(a)	31,221	301,771
EVS Broadcast Equipment	3,606	85,369
Groupe Bruxelles Lambert SA	225	25,777
Ion Beam Applications	7,117	141,345
Proximus SADP	40,094	786,099
Sofina SA	1,546	683,434
Solvay SA	17,535	2,295,170
Umicore SA	130,425	8,582,224
Total		13,237,967
Brazil 0.5%
Grendene SA	66,700	137,249
Itaú Unibanco Holding SA, ADR	1,214,098	7,199,601
Vale SA	258,200	4,906,040
Total		12,242,890
Canada 1.8%
Air Canada(a)	745,300	14,478,899
CGI, Inc.(a)	27,200	2,430,592
Constellation Software, Inc.	5,315	9,007,633
Corby Spirit and Wine Ltd.	32,617	491,459
North West Co., Inc. (The)	6,600	187,331
Open Text Corp.	18,339	1,005,527
Open Text Corp.	20,200	1,108,106
Richelieu Hardware Ltd.	3,200	115,404
Ritchie Bros. Auctioneers, Inc.	110,954	6,944,611
Topicus.com, Inc.(a)	87,334	8,862,499
Total		44,632,061
China 3.8%
Alibaba Group Holding Ltd.(a)	880,932	18,446,357
Beijing Capital International Airport Co., Ltd.(a)	8,212,000	4,943,669
Hangzhou Tigermed Consulting Co., Ltd., Class H(b)	243,600	4,322,128
KE Holdings, Inc., ADR(a)	89,860	1,625,567
Meituan, Class B(a)	412,500	13,189,511
Ping An Healthcare and Technology Co., Ltd.(a)	881,100	6,511,817
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Ping An Insurance Group Co. of China Ltd., Class H	1,323,500	10,247,970
Tencent Holdings Ltd.	317,700	19,622,041
Tencent Music Entertainment Group, ADR(a)	823,481	7,279,572
WuXi Biologics Cayman, Inc.(a)	300,500	4,652,328
Zai Lab Ltd., ADR(a)	33,186	4,795,377
Total		95,636,337
Denmark 2.4%
AP Moller - Maersk A/S, Class A	692	1,873,329
AP Moller - Maersk A/S, Class B	835	2,378,715
Carlsberg AS, Class B	9,333	1,630,149
Chr. Hansen Holding A/S	60,775	5,608,337
Danske Bank A/S	13,650	229,054
DFDS A/S(a)	495	28,319
DSV PANALPINA A/S	62,746	15,982,780
Novo Nordisk A/S, ADR	66,941	6,692,092
Novo Nordisk A/S, Class B	90,644	9,074,368
Novozymes AS, Class B	195,353	15,791,772
Pandora A/S	8,558	1,025,798
Scandinavian Tobacco Group A/S	9,431	191,532
Schouw & Co. A/S	675	73,213
Sydbank A/S	8,613	252,088
Total		60,831,546
Finland 1.1%
Anora Group OYJ	16,463	208,771
Caverion OYJ	9,698	90,093
Kesko OYJ, Class A	9,994	366,403
KONE OYJ, Class B	169,545	14,068,894
Nokia OYJ(a)	131,640	790,779
Nokia OYJ, ADR(a)	713,202	4,250,684
Nordea Bank Abp	314,434	3,693,041
Orion Oyj, Class B	45,985	1,875,734
Raisio OYJ, Class V	80,133	352,448
Tokmanni Group Corp.	11,088	319,885
UPM-Kymmene OYJ	45,641	1,859,349
Uponor OYJ	2,243	72,336
Total		27,948,417
Common Stocks (continued)
Issuer	Shares	Value ($)
France 8.1%
Airbus Group SE(a)	128,817	17,621,668
Alstom SA	293,241	12,607,351
AXA SA	697,898	19,606,402
BNP Paribas SA	34,274	2,171,254
Bonduelle	5,009	135,439
Casino Guichard Perrachon SA(a)	11,421	331,780
Christian Dior SE	743	561,657
Coface SA	43,569	536,082
Danone SA	341,606	24,946,046
Dassault Systemes SE	211,983	12,107,619
Edenred	207,143	11,749,041
Etablissements Maurel et Prom SA(a)	187,806	469,478
Eutelsat	34,137	394,843
Faurecia SE	211	10,194
Groupe Guillin	5,847	171,215
Kering SA	3,434	2,735,253
Legrand SA	12,682	1,455,060
LVMH Moet Hennessy Louis Vuitton SE	4,507	3,338,832
Orange SA	298,042	3,388,499
Orange SA, ADR	42,936	488,182
Pernod Ricard SA	49,391	10,397,196
Publicis Groupe SA	68,655	4,507,205
Renault SA(a)	6,070	225,950
Renault SA, ADR(a)	3,249	23,945
Sanofi	275,725	28,575,757
Sanofi, ADR	80,262	4,155,966
Sartorius Stedim Biotech	2,270	1,376,911
Sodexo SA(a)	2,924	242,285
Synergie SE	1,550	66,893
TotalEnergies SE	512,607	22,673,955
Valeo	239,152	6,826,012
VINCI SA	100,545	10,787,623
Total		204,685,593
Germany 8.5%
Allianz SE, Registered Shares	23,268	5,462,435
Aurubis AG	15,472	1,314,950
BASF SE	253,167	19,584,800
BASF SE, ADR	2,600	50,271

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Bayer AG, ADR	26,414	366,098
Bayer AG, Registered Shares	169,333	9,420,142
BayWa AG	3,753	163,074
Bechtle AG	20,670	1,494,533
Brenntag SE	29,893	3,016,752
Carl Zeiss Meditec AG	1,064	235,098
Continental AG(a)	24,949	3,352,838
Covestro AG	29,505	1,912,145
Deutsche Boerse AG	99,275	17,120,656
Deutsche Post AG	29,817	2,096,407
Deutsche Telekom AG, ADR	2,400	51,084
Deutsche Telekom AG, Registered Shares	231,757	4,927,908
Draegerwerk AG & Co. KGaA	907	77,034
Elmos Semiconductor SE	3,091	138,689
Evonik Industries AG	122,226	4,126,844
Fresenius Medical Care AG & Co. KGaA	39,460	3,034,078
Fresenius Medical Care AG & Co. KGaA, ADR	17,436	672,681
GEA Group AG	53,056	2,448,950
Infineon Technologies AG	54,096	2,303,286
Leoni AG(a)	6,615	129,930
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	14,171	4,136,067
Nemetschek SE	4,415	432,710
Norma Group SE	4,599	232,017
Porsche Automobil Holding SE, ADR	119,000	1,196,545
Rational AG	12,267	14,038,581
RWE AG	527,154	20,584,186
SAP SE	350,204	52,604,152
Scout24 AG	218,784	18,393,865
Siemens AG, Registered Shares	105,025	17,423,104
Traton SE	61,216	1,807,247
Washtec AG	1,379	96,929
Total		214,446,086
Hong Kong 1.9%
AIA Group Ltd.	1,565,200	18,689,626
CK Hutchison Holdings Ltd.	245,500	1,789,722
CK Hutchison Holdings Ltd., ADR	4,406	32,010
Hang Lung Group Ltd.	106,000	264,362
Hong Kong Exchanges and Clearing Ltd.	200,480	12,665,133
Common Stocks (continued)
Issuer	Shares	Value ($)
Hongkong Land Holdings Ltd.	168,300	706,177
International Housewares Retail Co., Ltd.	231,000	83,978
Jardine Matheson Holdings Ltd.	33,100	1,794,991
Luk Fook Holdings International Ltd.	75,000	208,231
Sands China Ltd.(a)	3,509,200	11,273,652
Spring Real Estate Investment Trust	291,000	111,125
Swire Pacific Ltd., Class A	9,500	64,314
Techtronic Industries Co., Ltd.	60,500	1,339,000
VSTECS Holdings Ltd.	496,000	466,524
Total		49,488,845
Indonesia 0.2%
PT Bank Mandiri Persero Tbk	13,509,000	5,774,974
Ireland 2.6%
CRH PLC	316,675	16,847,845
ICON PLC(a)	10,300	2,634,431
James Hardie Industries PLC, ADR	2,111	81,421
Kingspan Group PLC	8,947	1,021,703
Kingspan Group PLC	138,469	15,758,717
Ryanair Holdings PLC, ADR(a)	274,289	29,540,925
Total		65,885,042
Israel 0.2%
Airport City Ltd.(a)	27,012	494,726
Check Point Software Technologies Ltd.(a)	38,180	4,796,553
Clal Insurance Enterprises Holdings Ltd.(a)	4,555	95,593
Delek Automotive Systems Ltd.	10,555	140,057
Electra Consumer Products 1970 Ltd.	1,112	61,765
Hadera Paper Ltd.	13	1,003
Israel Chemicals Ltd.	25,240	178,619
Mivne Real Estate KD Ltd.	11,840	40,057
Total		5,808,373
Italy 3.0%
Datalogic SpA	8,558	204,892
Enel SpA	2,493,142	22,713,621
ENI SpA	833,106	10,278,527
ENI SpA, ADR	76,442	1,878,944
FinecoBank Banca Fineco SpA(a)	493,815	9,097,091
Immobiliare Grande Distribuzione SIIQ SpA(a)	56,617	264,789
Prysmian SpA	4,649	175,035

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Salvatore Ferragamo SpA(a)	39,475	806,273
UniCredit SpA	2,413,618	30,095,419
Total		75,514,591
Japan 16.9%
Advantest Corp.	9,600	827,056
AGC, Inc.	43,000	2,077,270
Ai Holdings Corp.	2,700	54,760
Aica Kogyo Co., Ltd.	16,400	549,417
Aida Engineering Ltd.	14,500	140,112
Air Water, Inc.	90,100	1,451,654
Aisin Corp.	36,700	1,400,896
Ajinomoto Co., Inc.	18,600	548,261
Alpen Co., Ltd.	9,500	299,200
Amada Holdings Co., Ltd.	11,900	120,632
Asahi Yukizai Corp.	10,000	135,579
Asics Corp.	35,900	760,891
Astellas Pharma, Inc.	22,400	377,438
BayCurrent Consulting, Inc.	500	248,021
Belluna Co,. Ltd.	11,200	83,702
Brother Industries Ltd.	89,300	1,832,579
Canon, Inc.	62,500	1,487,008
Canon, Inc., ADR	64,339	1,531,912
Cawachi Ltd.	2,100	43,817
Central Glass Co., Ltd.	12,500	252,173
Chiba Bank Ltd. (The)	39,600	247,211
Chori Co., Ltd.	6,900	115,037
Chubu Electric Power Co., Inc.	154,100	1,863,442
CTI Engineering Co., Ltd.	19,200	429,995
Dai Nippon Toryo Co., Ltd.	5,400	41,789
Daicel Corp.	238,300	1,918,013
Daiichi Jitsugyo Co., Ltd.	4,300	184,026
Dai-ichi Life Holdings, Inc.	238,900	4,727,181
Daiken Corp.	7,100	150,002
Daikin Industries Ltd.	30,300	7,561,261
Daikyonishikawa Corp.	60,100	363,277
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,600	129,026
Dainippon Sumitomo Pharma Co., Ltd.	37,700	676,719
Daiseki Co., Ltd.	3,360	135,931
Common Stocks (continued)
Issuer	Shares	Value ($)
Daito Trust Construction Co., Ltd.	2,600	285,547
Daiwa Securities Group, Inc.	607,400	3,436,071
Denso Corp.	173,373	12,134,897
Duskin Co., Ltd.	26,900	645,160
Ebara Jitsugyo Co., Ltd.	9,800	223,535
ENEOS Holdings, Inc.	164,400	635,393
FANUC Corp.	127,850	27,853,536
FANUC Corp., ADR	22,900	499,220
Fields Corp.	1,700	7,606
Fudo Tetra Corp.	300	4,751
FUJIFILM Holdings Corp.	38,100	3,135,334
Fujikura Ltd.(a)	94,100	541,796
Fujitsu Ltd.	15,000	2,761,305
Hakuhodo DY Holdings, Inc.	33,500	528,235
Heiwado Co., Ltd.	18,200	361,867
Hitachi Ltd.	50,000	2,763,326
Hitachi Metals Ltd.(a)	7,500	144,774
Hokkaido Electric Power Co., Inc.	43,200	202,256
Hokuriku Electric Power Co.	10,800	58,417
Honda Motor Co., Ltd.	33,400	1,010,906
Honda Motor Co., Ltd. ADR	185,494	5,613,048
Horiba Ltd.	800	57,173
Hoya Corp.	24,400	3,940,211
Hoya Corp., ADR	12,621	2,047,694
Hyakugo Bank Ltd. (The)	166,600	490,646
Idec Corp.	8,300	172,043
Idemitsu Kosan Co., Ltd.	8,600	205,975
Iida Group Holdings Co., Ltd.	6,200	157,400
Inaba Seisakusho Co., Ltd.	14,600	192,089
Innotech Corp.	12,300	155,716
Inpex Corp.	207,900	1,428,459
Intage Holdings, Inc.	3,800	52,562
Iseki & Co., Ltd.(a)	11,700	167,956
Isuzu Motors Ltd.	161,500	2,041,565
ITOCHU ENEX Co., Ltd.	44,900	402,525
IwaiCosmo Holdings, Inc.	24,300	303,992
Iwaki Co., Ltd.	4,500	37,293
Japan Exchange Group, Inc.	471,003	11,217,161
Japan Petroleum Exploration Co., Ltd.	4,700	80,857

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan Post Holdings Co., Ltd.(a)	300	2,578
Japan Post Insurance Co., Ltd.	23,100	419,498
JFE Holdings, Inc.	119,600	1,939,898
JM Holdings Co., Ltd.	3,100	64,328
JSR Corp.	66,800	2,314,632
JTEKT Corp.	35,400	320,085
JVCKenwood Corp.	247,800	468,535
Kajima Corp.	98,900	1,277,814
Kansai Electric Power Co., Inc. (The)	133,300	1,339,566
Kansai Paint	123,200	3,190,926
Kato Sangyo Co., Ltd.	28,700	877,737
Kawasaki Heavy Industries Ltd.(a)	113,700	2,418,628
KDDI Corp.	56,800	1,736,115
KDDI Corp., ADR	663	10,141
Keyence Corp.	8,300	4,982,767
KH Neochem Co., Ltd.	5,300	144,398
Kirin Holdings Co., Ltd.	170,700	3,092,530
Kissei Pharmaceutical Co., Ltd.	5,300	116,698
Ki-Star Real Estate Co., Ltd.	1,900	87,755
Konami Holdings Corp.	7,900	500,086
Konoike Transport Co., Ltd.	7,600	94,582
Kose Corp.	1,100	132,752
Kubota Corp.	51,000	1,053,745
Kuraray Co., Ltd.	277,900	2,612,328
Kyocera Corp.	14,800	920,072
Kyokuto Kaihatsu Kogyo Co., Ltd.	4,800	72,040
Kyokuyo Co., Ltd.	7,300	199,996
LIKE, Inc.	7,900	128,585
Lixil Corp.	10,400	302,658
Marubeni Corp.	321,400	2,557,161
Mazda Motor Corp.(a)	305,100	2,648,518
Mebuki Financial Group, Inc.	209,600	468,413
Medical System Network Co., Ltd.	62,000	443,704
Milbon Co., Ltd.	1,500	93,213
Mimaki Engineering Co., Ltd.	23,900	198,934
MISUMI Group, Inc.	48,400	1,919,955
Mitsubishi Chemical Holdings Corp.	45,900	403,005
Mitsubishi Corp.	81,900	2,464,575
Mitsubishi Gas Chemical Co., Inc.	38,500	725,442
Common Stocks (continued)
Issuer	Shares	Value ($)
Mitsubishi HC Capital, Inc.	30,300	162,256
Mitsubishi Materials Corp.	51,200	1,049,542
Mitsubishi Motors Corp.(a)	4,000	10,208
Mitsubishi Pencil Co., Ltd.	6,100	80,533
Mitsui & Co., Ltd.	211,300	4,660,346
Mitsui Chemicals, Inc.	57,000	1,967,778
MS&AD Insurance Group Holdings, Inc.	61,700	1,997,160
Murata Manufacturing Co., Ltd.	253,100	20,865,011
Musashi Seimitsu Industry Co., Ltd.	2,800	49,311
Nabtesco Corp.	11,300	446,862
NGK Insulators Ltd.	40,200	666,458
NGK Spark Plug Co., Ltd.	5,900	90,689
Nichias Corp.	4,900	129,957
Nidec Corp.	134,444	15,357,373
Nihon Chouzai Co., Ltd.	11,700	184,199
Nihon Kohden Corp.	16,000	536,965
Nikko Co., Ltd./Hyogo	8,400	51,581
Nikon Corp.	109,700	1,152,967
Nintendo Co., Ltd.	16,205	7,785,522
Nippon Ceramic Co., Ltd.	2,000	54,822
Nippon Express Co., Ltd.	12,100	822,760
Nippon Kanzai Co., Ltd.	29,000	700,521
Nippon Pillar Packing Co., Ltd.	18,000	423,033
Nippon Sanso Holdings Corp.	60,900	1,475,877
Nippon Soda Co., Ltd.	2,000	63,965
Nippon Steel Corp.	36,700	750,078
Nippon Telegraph & Telephone Corp.	33,600	895,198
Nippon Yusen KK	82,000	6,594,024
Nishi-Nippon Financial Holdings, Inc.	14,900	94,032
Nissan Motor Co., Ltd.(a)	1,020,800	5,355,213
Nissei Plastic Industrial Co., Ltd.	23,100	242,961
Nissin Electric Co., Ltd.	18,700	212,400
Nitto Denko Corp.	6,200	470,337
Nojima Corp.	10,400	256,057
Nomura Holdings, Inc.	477,200	2,304,514
Nomura Holdings, Inc., ADR	65,202	311,666
Nomura Real Estate Holdings, Inc.	10,000	256,092
NS United Kaiun Kaisha Ltd.	1,100	36,489
NTT Data Corp.	25,300	455,324

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Olympus Corp.	60,500	1,271,253
Omron Corp.	21,000	1,978,748
ORIX Corp.	326,600	6,093,535
Osaka Gas Co., Ltd.	136,700	2,562,440
Otsuka Holdings Co., Ltd.	35,400	1,506,431
Panasonic Corp.	174,800	2,089,747
Persol Holdings Co., Ltd.	28,000	653,676
Pola Orbis Holdings, Inc.	49,600	1,082,074
Press Kogyo Co., Ltd.	64,300	202,095
Qol Holdings Co., Ltd.	33,900	480,519
Quick Co., Ltd.	8,900	111,023
Raito Kogyo Co., Ltd.	30,700	536,295
Renesas Electronics Corp.(a)	55,000	588,935
Rheon Automatic Machinery Co., Ltd.	43,500	587,720
Ricoh Co., Ltd.	132,800	1,351,288
Riken Corp.	4,600	110,280
Riso Kagaku Corp.	32,500	687,124
Rohm Co., Ltd.	3,300	317,252
Ryobi Ltd.	9,000	106,447
San ju San Financial Group, Inc.	27,600	364,953
San-Ai Oil Co., Ltd.	38,500	479,976
Sanoh Industrial Co., Ltd.	4,600	46,784
Sanshin Electronics Co., Ltd.	10,100	149,920
Sanyo Trading Co., Ltd.	3,300	34,287
SCSK Corp.	2,500	157,819
Seiko Epson Corp.	176,800	3,292,860
Seiren Co., Ltd.	5,100	88,642
Sekisui House Ltd.	20,100	400,456
Sekisui Jushi Corp.	4,400	87,387
SG Holdings Co., Ltd.	11,500	312,197
Shikoku Electric Power Co., Inc.	10,300	72,229
Shimadzu Corp.	50,300	2,253,799
Shimano, Inc.	62,373	18,303,772
Shindengen Electric Manufacturing Co., Ltd.(a)	1,000	36,853
Shin-Etsu Chemical Co., Ltd.	13,100	2,163,699
Shinsei Bank Ltd.	90,100	1,117,021
Shiseido Co., Ltd.	149,647	9,918,472
Shizuoka Bank Ltd. (The)	32,500	254,594
Shizuoka Gas Co., Ltd.	5,500	63,972
Common Stocks (continued)
Issuer	Shares	Value ($)
Shoei Co., Ltd.	2,900	127,273
Shofu, Inc.	4,300	75,689
Sinfonia Technology Co., Ltd.	6,900	74,897
SMC Corp.	24,728	15,822,177
SMK Corp.	2,400	47,085
Sohgo Security Services Co., Ltd.	18,300	829,018
Sompo Holdings, Inc.	234,300	10,299,295
Sony Group Corp.	122,283	12,643,497
Studio Alice Co., Ltd.	14,600	297,888
Sumco Corp.	10,400	218,949
Sumitomo Chemical Co., Ltd.	439,800	2,229,618
Sumitomo Corp.	73,300	1,033,001
Sumitomo Heavy Industries Ltd.	4,100	107,254
Sumitomo Mitsui Financial Group, Inc.	373,800	12,901,977
Sumitomo Mitsui Trust Holdings, Inc.	6,300	205,778
Sumitomo Rubber Industries Ltd.	157,900	1,891,570
Suntory Beverage & Food Ltd.	25,900	1,038,164
Sysmex Corp.	2,600	295,481
T RAD Co., Ltd.(a)	10,800	306,479
T&D Holdings, Inc.	114,800	1,397,185
Takara Standard Co., Ltd.	2,700	40,749
Takasago International Corp.	1,100	28,917
Takeda Pharmaceutical Co., Ltd.	783,700	26,085,858
TDK Corp.	10,700	1,121,484
Teijin Ltd.	149,900	2,155,995
Toa Corp.	27,300	208,810
Tohoku Electric Power Co., Inc.	93,500	715,726
Tokio Marine Holdings, Inc.	85,000	4,158,991
Tokio Marine Holdings, Inc., ADR	4,930	240,880
Tokyo Electron Ltd.	15,900	6,810,667
Tokyo Electron Ltd., ADR	700	74,949
Tokyo Gas Co., Ltd.	166,400	3,198,669
Tokyo Steel Manufacturing Co., Ltd.	20,600	222,505
Tomoku Co., Ltd.	1,400	24,273
Toray Industries, Inc.	530,900	3,579,709
Tosoh Corp.	10,000	181,504
TOTO Ltd.	11,000	598,667
Towa Pharmaceutical Co., Ltd.	2,500	67,017
Toyo Seikan Group Holdings Ltd.	23,900	332,758

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Toyoda Gosei Co., Ltd.	2,500	53,165
Toyota Tsusho Corp.	173,159	7,656,733
Union Tool Co.	3,800	136,829
USS Co., Ltd.	66,600	1,100,321
Wakita & Co., Ltd.	56,700	522,165
Warabeya Nichiyo Holdings Co., Ltd.	22,600	494,538
Yamaguchi Financial Group, Inc.	68,000	396,532
Yamaha Motor Co., Ltd.	105,000	2,671,380
Yamaichi Electronics Co., Ltd.	6,800	102,068
Yamazen Corp.	23,100	229,788
Yokogawa Electric Corp.	32,600	509,969
Yokohama Rubber Co., Ltd. (The)	14,400	245,615
Yorozu Corp.	8,300	89,841
Yuasa Trading Co., Ltd.	12,200	329,353
Total		428,673,333
Jersey 0.0%
Atotech Ltd.(a)	20,500	490,975
Man Group PLC	23,559	70,157
Total		561,132
Luxembourg 0.0%
Aperam SA	6,246	383,199
B&S Group Sarl	23,528	243,085
Total		626,284
Mexico 0.2%
Grupo Financiero Banorte SAB de CV, Class O	657,810	4,342,057
Netherlands 6.9%
ABN AMRO Bank NV(a)	2,423	33,757
Adyen NV(a)	4,169	13,474,525
Aegon NV	87,218	430,660
Aegon NV, Registered Shares	143,100	701,190
AerCap Holdings NV(a)	8,259	445,408
Akzo Nobel NV	137,134	16,900,296
ArcelorMittal SA	305,166	10,235,261
ASM International NV	1,802	699,163
ASML Holding NV	55,417	46,217,100
ASR Nederland NV	45,468	2,077,651
CNH Industrial NV	265,840	4,394,556
Coca-Cola European Partners PLC	2,879	168,623
Common Stocks (continued)
Issuer	Shares	Value ($)
Flow Traders	14,254	580,649
Heineken Holding NV	88,969	8,252,916
IMCD NV	94,001	18,516,375
ING Groep NV	773,771	10,673,691
ING Groep NV ADR	29,600	407,888
Just Eat Takeaway.com NV(a)	46,660	4,210,895
Koninklijke KPN NV	402,589	1,289,641
NN Group NV	95,911	4,975,167
NN Group NV, ADR	11,178	289,287
NSI NV	11,632	483,454
Ordina NV	162,471	659,993
Prosus NV(a)	74,219	6,569,534
Randstad NV	53,823	3,963,856
Signify NV	2,779	155,687
Stellantis NV	371,333	7,443,627
Wolters Kluwer NV	82,255	9,459,390
Wolters Kluwer NV, ADR	2,400	276,048
Total		173,986,288
New Zealand 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	16,019	373,850
Norway 0.5%
Aker Carbon Capture ASA(a)	801,368	2,077,062
Atea ASA(a)	3,736	76,146
Bank Norwegian ASA	7,891	93,302
Borregaard ASA	1,797	47,022
Equinor ASA, ADR	96,750	2,050,132
Golden Ocean Group Ltd.	15,700	180,236
Norsk Hydro ASA	159,553	1,101,433
Veidekke ASA	6,723	86,311
Yara International ASA	115,709	5,811,245
Total		11,522,889
Pakistan 0.0%
Meezan Bank Ltd.	86,000	79,967
United Bank Ltd.	233,500	169,766
Total		249,733
Panama 0.2%
Copa Holdings SA, Class A(a)	75,619	5,690,330

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Peru 0.4%
Credicorp Ltd.(a)	97,315	10,376,698
Portugal 0.0%
Jeronimo Martins SGPS SA	10,711	227,014
Sonae SGPS SA	361,654	393,792
Total		620,806
Russian Federation 1.0%
Gazprom PJSC	979,710	4,085,051
Gazprom PJSC, ADR	133,745	1,108,878
Lukoil PJSC	28,413	2,429,628
Magnit PJSC GDR(b)	260,569	3,966,070
MMC Norilsk Nickel PJSC, ADR	337	11,059
MMC Norilsk Nickel PJSC, ADR	174,416	5,739,121
Novolipetsk Steel PJSC	255,850	862,639
PhosAgro PJSC(a)	4,260	282,932
Rosneft Oil Co. PJSC	613,719	4,470,891
Sberbank of Russia PJSC	502,860	2,256,433
Sberbank of Russia PJSC, ADR	37,816	675,352
VTB Bank PJSC	327,090,000	236,562
Total		26,124,616
Singapore 0.0%
Keppel Pacific Oak US REIT(b)	70,900	53,175
Manulife US Real Estate Investment Trust(b)	201,500	147,182
Total		200,357
South Africa 0.4%
Discovery Ltd.(a)	1,054,667	9,364,389
South Korea 2.9%
Chosun Refractories Co., Ltd.	306	23,357
Hana Financial Group, Inc.	44,584	1,726,470
NAVER Corp.	25,214	9,546,957
Pan Ocean Co., Ltd.	58,057	414,558
POSCO	2,449	704,896
Samsung Electronics Co., Ltd.	497,212	32,825,056
Samsung Electronics Co., Ltd. GDR	12,449	20,325,896
SK Hynix, Inc.	91,776	8,403,050
Total		73,970,240
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 3.6%
Aena SME SA(a)	87,734	14,026,384
Amadeus IT Group SA, Class A(a)	582,336	35,567,834
Banco Bilbao Vizcaya Argentaria SA	1,861,850	12,185,800
Banco Bilbao Vizcaya Argentaria SA, ADR	10,400	68,016
Banco de Sabadell SA(a)	999,888	712,826
Befesa SA	1,994	161,712
CaixaBank SA	4,946,174	15,365,027
Grifols SA ADR	119,287	1,728,469
Industria de Diseno Textil SA	181,540	6,201,663
Mapfre SA	241,000	520,047
Repsol SA	317,486	3,643,202
Repsol SA, ADR	4,279	49,230
Unicaja Banco SA	289,225	266,846
Total		90,497,056
Sweden 2.5%
Atlas Copco AB, Class B	319,664	18,512,070
Axfood AB	28,594	756,480
Billerudkorsnas AB	45,218	991,101
Collector AB(a)	61,330	277,744
Dios Fastigheter AB	7,500	88,389
Epiroc AB, Class B	633,651	12,042,466
Fagerhult AB	19,622	181,453
Ferronordic AB	2,738	77,735
H & M Hennes & Mauritz AB(a)	60,347	1,211,806
Industrivarden AB, Class A	10,366	381,650
Industrivarden AB, Class C	65,112	2,270,588
Intrum Justitia AB	5,392	161,194
Investor AB, Class A	197,652	4,741,943
L E Lundbergforetagen AB, Class B	22,851	1,460,011
New Wave Group AB, Class B(a)	20,891	329,845
Nobina AB	18,327	168,124
Nordic Waterproofing Holding AB	18,351	459,336
Securitas AB	172,067	2,862,368
Skandinaviska Enskilda Banken AB, Class A	98,161	1,316,530
Svenska Handelsbanken AB, Class A	235,872	2,650,424
Svolder AB, Class B	26,014	903,652
Swedbank AB, Class A	510,306	9,837,435
Telefonaktiebolaget LM Ericsson, ADR	35,076	414,598

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Telefonaktiebolaget LM Ericsson, Class B	76,685	908,342
Total		63,005,284
Switzerland 9.5%
ABB Ltd.	150,785	5,578,241
ABB Ltd., ADR	212,806	7,871,694
Adecco Group AG, Registered Shares	20,842	1,159,386
Adecco Group AG, Registered Shares, ADR	800	22,268
ALSO Holding AG, Registered Shares(a)	2,188	704,217
Autoneum Holding AG(a)	222	42,472
Bachem Holding AG, Registered Shares	358	262,175
Bell Food Group AG, Registered Shares	309	96,167
Bellevue Group AG	1,697	83,761
Bobst Group SA, Registered Shares(a)	5,175	477,236
Cie Financiere Richemont SA, ADR	39,744	436,787
Cie Financiere Richemont SA, Class A, Registered Shares	274,218	30,265,779
Clariant AG, Registered Shares(a)	148,124	3,117,261
Coca-Cola HBC AG(a)	35,214	1,274,567
Credit Suisse Group AG, ADR	2,063	21,806
Credit Suisse Group AG, Registered Shares	1,291,383	13,680,289
EMS-Chemie Holding AG, Registered Shares	206	223,212
Galenica AG	1,083	84,838
Geberit AG	74	61,798
Georg Fischer AG, Registered Shares	202	331,475
Givaudan SA	584	2,929,916
Holcim Ltd., ADR(a)	39,470	448,379
Holcim Ltd., Registered Shares(a)	33,239	1,894,010
Julius Baer Group Ltd., ADR	3,300	44,929
Jungfraubahn Holding AG, Registered Shares(a)	2,405	378,096
Kuehne & Nagel International AG	36,441	13,318,016
LEM Holding SA, Registered Shares	7	18,040
Metall Zug AG, Class B, Registered Shares	46	109,004
Nestlé SA, Registered Shares	154,962	19,569,973
Novartis AG, Registered Shares	386,095	35,710,269
Orior AG	4,048	415,519
Partners Group Holding AG	120	212,760
Roche Holding AG, Genusschein Shares	91,594	36,780,044
Schindler Holding AG	11,901	3,843,131
Schindler Holding AG, Registered Shares	1,011	315,134
Common Stocks (continued)
Issuer	Shares	Value ($)
SGS SA, Registered Shares	99	311,141
Swatch Group AG (The)	9,620	2,714,321
Swatch Group AG (The), ADR	11,100	155,899
Swatch Group AG (The), Registered Shares	3,882	213,524
Swiss Life Holding AG, Registered Shares	2,286	1,191,530
Swiss Re AG	136,297	12,531,438
Swiss Re AG, ADR	1,400	32,249
Temenos AG	102,508	16,264,071
UBS AG	31,552	526,327
Vontobel Holding AG, Registered Shares	2,465	230,778
V-ZUG Holding AG(a)	418	66,713
Zurich Insurance Group AG	55,807	24,487,638
Total		240,508,278
Taiwan 1.6%
Sea Ltd. ADR(a)	14,449	4,888,386
Taiwan Semiconductor Manufacturing Co., Ltd.	1,572,400	34,490,969
Total		39,379,355
United Kingdom 11.5%
3i Group PLC	80,705	1,484,252
Anglo American PLC	39,115	1,652,042
Anglo American PLC, ADR	2,800	59,836
AstraZeneca PLC	148,641	17,382,591
AstraZeneca PLC, ADR	89,499	5,216,002
Atlassian Corp. PLC, Class A(a)	22,796	8,367,500
Barclays Bank PLC	4,447,800	11,277,004
BHP Group PLC	224,627	6,984,991
BHP Group PLC, ADR	143,480	8,987,587
BP PLC	4,729,904	19,242,646
BP PLC, ADR	72,843	1,781,740
Brewin Dolphin Holdings PLC	47,236	258,572
British American Tobacco PLC	374,010	14,030,378
British American Tobacco, ADR	196,767	7,416,148
Centrica PLC(a)	463,353	331,112
Compass Group PLC(a)	370,795	7,660,607
CVS Group PLC(a)	2,930	100,184
Draper Esprit PLC(a)	16,850	251,585
Drax Group PLC	77,699	443,108
Evraz PLC	21,552	175,309
Experian PLC	341,713	15,073,007

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
GlaxoSmithKline PLC	125,659	2,527,707
GlaxoSmithKline PLC, ADR	222,545	9,066,483
Go-Ahead Group PLC (The)(a)	7,829	101,502
Hargreaves Lansdown PLC	441,859	9,176,352
IMI PLC	40,932	1,026,433
J. Sainsbury PLC	118,803	496,549
JD Sports Fashion PLC	78,054	1,083,878
Johnson Matthey PLC	8,422	340,492
JPJ Group PLC	25,091	636,458
Jupiter Fund Management PLC	222,488	816,213
Lookers PLC(a)	228,187	209,609
Melrose Industries PLC	790,193	1,824,619
Paragon Banking Group PLC	47,532	367,263
Polar Capital Holdings PLC	20,415	246,433
Prudential PLC	1,576,876	32,853,623
QinetiQ Group PLC	66,528	316,067
RELX PLC	327,137	9,817,765
RELX PLC	242,212	7,285,228
RELX PLC, ADR	9,600	289,536
Rio Tinto PLC	296,130	21,908,959
Rolls-Royce Holdings PLC(a)	21,685,234	34,198,114
Royal Dutch Shell PLC, ADR, Class B	82,843	3,261,529
Sage Group PLC (The)	349,228	3,566,502
Senior PLC(a)	242,289	591,605
Smith & Nephew PLC	66,988	1,282,755
Speedy Hire PLC	12,303	11,705
Stagecoach Group PLC(a)	254,012	250,571
Unilever PLC	334,664	18,634,071
Vesuvius PLC	57,871	447,250
Vodafone Group PLC, ADR	6,724	114,779
WPP PLC, ADR	12,371	839,991
Total		291,766,242
United States 0.4%
Spotify Technology SA(a)	41,455	9,714,565
Total Common Stocks (Cost $1,977,825,866)		2,456,416,533

Exchange-Traded Equity Funds 0.2%
	Shares	Value ($)
United States 0.2%
iShares MSCI EAFE ETF	32,900	2,653,056
Vanguard FTSE Developed Markets ETF	27,400	1,437,404
Total		4,090,460
Total Exchange-Traded Equity Funds (Cost $3,673,959)		4,090,460

Preferred Stocks 0.9%
Issuer	Shares	Value ($)
Germany 0.6%
BMW AG	10,202	854,090
Porsche Automobil Holding SE	18,743	1,896,194
Volkswagen AG	56,628	13,469,226
Total		16,219,510
Russian Federation 0.1%
Sberbank of Russia PJSC	643,070	2,722,633
South Korea 0.2%
Samsung Electronics Co., Ltd.	58,708	3,579,220
Spain 0.0%
Grifols SA	20,579	298,505
Total Preferred Stocks (Cost $16,694,466)		22,819,868

Warrants 0.0%
Issuer	Shares	Value ($)
Switzerland 0.0%
Cie Financiere Richemont SA(a)	43,768	22,463
Total Warrants (Cost $11,703)		22,463

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(c),(d)	37,902,727	37,898,936
Total Money Market Funds (Cost $37,898,425)		37,898,936
Total Investments in Securities (Cost $2,036,104,419)		2,521,248,260
Other Assets & Liabilities, Net		10,361,268
Net Assets		$2,531,609,528

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $8,488,555, which represents 0.34% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	19,811,214	659,166,399	(641,077,590)	(1,087)	37,898,936	(895)	30,901	37,902,727
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	45,487,347	—	—	45,487,347
Australia	6,964,473	37,510,672	—	44,475,145
Austria	—	8,767,537	—	8,767,537
Belgium	—	13,237,967	—	13,237,967
Brazil	12,242,890	—	—	12,242,890
Canada	44,632,061	—	—	44,632,061
China	13,700,516	81,935,821	—	95,636,337
Denmark	6,692,092	54,139,454	—	60,831,546
Finland	4,250,684	23,697,733	—	27,948,417
France	4,644,148	200,041,445	—	204,685,593
Germany	672,681	213,773,405	—	214,446,086
Hong Kong	—	49,488,845	—	49,488,845
Indonesia	—	5,774,974	—	5,774,974
Ireland	32,256,777	33,628,265	—	65,885,042
Israel	4,796,553	1,011,820	—	5,808,373
Italy	1,878,944	73,635,647	—	75,514,591
Japan	7,456,626	421,216,707	—	428,673,333
Jersey	490,975	70,157	—	561,132
Luxembourg	—	626,284	—	626,284
Mexico	4,342,057	—	—	4,342,057
Netherlands	1,554,486	172,431,802	—	173,986,288
New Zealand	—	373,850	—	373,850
Norway	2,230,368	9,292,521	—	11,522,889
Pakistan	—	249,733	—	249,733
Panama	5,690,330	—	—	5,690,330
Peru	10,376,698	—	—	10,376,698
Portugal	—	620,806	—	620,806
Russian Federation	—	26,124,616	—	26,124,616
Singapore	—	200,357	—	200,357
South Africa	—	9,364,389	—	9,364,389
South Korea	—	73,970,240	—	73,970,240
Spain	1,796,485	88,700,571	—	90,497,056
Sweden	414,598	62,590,686	—	63,005,284
Switzerland	7,893,500	232,614,778	—	240,508,278
Taiwan	4,888,386	34,490,969	—	39,379,355
United Kingdom	45,341,295	246,424,947	—	291,766,242
United States	9,714,565	—	—	9,714,565
Total Common Stocks	280,409,535	2,176,006,998	—	2,456,416,533
Exchange-Traded Equity Funds	4,090,460	—	—	4,090,460
Preferred Stocks
Germany	—	16,219,510	—	16,219,510
Russian Federation	—	2,722,633	—	2,722,633
South Korea	—	3,579,220	—	3,579,220
Spain	—	298,505	—	298,505
Total Preferred Stocks	—	22,819,868	—	22,819,868
Warrants
Switzerland	—	22,463	—	22,463
Total Warrants	—	22,463	—	22,463
Money Market Funds	37,898,936	—	—	37,898,936
Total Investments in Securities	322,398,931	2,198,849,329	—	2,521,248,260
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	23

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,998,205,994)	$2,483,349,324
Affiliated issuers (cost $37,898,425)	37,898,936
Cash	68,102
Foreign currency (cost $127,728)	128,712
Receivable for:
Investments sold	3,321,094
Capital shares sold	3,798,790
Dividends	4,372,122
Foreign tax reclaims	5,661,937
Prepaid expenses	27,203
Trustees’ deferred compensation plan	56,205
Total assets	2,538,682,425
Liabilities
Payable for:
Investments purchased	4,770,991
Capital shares purchased	1,710,404
Management services fees	53,923
Transfer agent fees	299,546
Compensation of board members	12,728
Compensation of chief compliance officer	100
Other expenses	169,000
Trustees’ deferred compensation plan	56,205
Total liabilities	7,072,897
Net assets applicable to outstanding capital stock	$2,531,609,528
Represented by
Paid in capital	2,010,383,855
Total distributable earnings (loss)	521,225,673
Total - representing net assets applicable to outstanding capital stock	$2,531,609,528
Institutional Class
Net assets	$2,531,606,367
Shares outstanding	199,855,688
Net asset value per share	$12.67
Institutional 3 Class
Net assets	$3,161
Shares outstanding	249
Net asset value per share	$12.69
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$54,099,301
Dividends — affiliated issuers	30,901
Foreign taxes withheld	(5,753,929)
Total income	48,376,273
Expenses:
Management services fees	17,093,958
Transfer agent fees
Institutional Class	3,328,694
Institutional 3 Class	1
Compensation of board members	43,257
Custodian fees	384,990
Printing and postage fees	231,924
Registration fees	92,976
Audit fees	51,196
Legal fees	39,763
Interest on interfund lending	202
Compensation of chief compliance officer	609
Other	247,383
Total expenses	21,514,953
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(117,006)
Total net expenses	21,397,947
Net investment income	26,978,326
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	202,504,238
Investments — affiliated issuers	(895)
Foreign currency translations	248,547
Net realized gain	202,751,890
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	291,001,228
Investments — affiliated issuers	(1,087)
Foreign currency translations	(129,528)
Net change in unrealized appreciation (depreciation)	290,870,613
Net realized and unrealized gain	493,622,503
Net increase in net assets resulting from operations	$520,600,829
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	25

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020
Operations
Net investment income	$26,978,326	$24,657,699
Net realized gain (loss)	202,751,890	(88,630,561)
Net change in unrealized appreciation (depreciation)	290,870,613	337,695,129
Net increase in net assets resulting from operations	520,600,829	273,722,267
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(27,299,569)	(51,346,180)
Institutional 3 Class	(41)	—
Total distributions to shareholders	(27,299,610)	(51,346,180)
Decrease in net assets from capital stock activity	(6,961,645)	(78,238,531)
Total increase in net assets	486,339,574	144,137,556
Net assets at beginning of year	2,045,269,954	1,901,132,398
Net assets at end of year	$2,531,609,528	$2,045,269,954

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	56,133,011	677,194,228	63,955,974	551,917,422
Distributions reinvested	2,373,876	27,299,569	5,114,161	51,346,180
Redemptions	(62,741,203)	(711,455,442)	(74,864,553)	(681,504,633)
Net decrease	(4,234,316)	(6,961,645)	(5,794,418)	(78,241,031)
Institutional 3 Class
Subscriptions	—	—	249	2,500
Net increase	—	—	249	2,500
Total net decrease	(4,234,316)	(6,961,645)	(5,794,169)	(78,238,531)

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager International Equity Strategies Fund | Annual Report 2021

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Multi-Manager International Equity Strategies Fund | Annual Report 2021	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional Class
Year Ended 8/31/2021	$10.02	0.15	2.65	2.80	(0.15)	(0.15)
Year Ended 8/31/2020	$9.06	0.11	1.10	1.21	(0.25)	(0.25)
Year Ended 8/31/2019	$9.67	0.23	(0.77)	(0.54)	(0.07)	(0.07)
Year Ended 8/31/2018(e)	$10.00	0.04	(0.37)	(0.33)	—	—
Institutional 3 Class
Year Ended 8/31/2021	$10.05	0.17	2.63	2.80	(0.16)	(0.16)
Year Ended 8/31/2020(g)	$10.04	0.10	(0.09)(h)	0.01	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on May 17, 2018. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 8/31/2021	$12.67	28.10%	0.99%(c)	0.99%(c)	1.24%	82%	$2,531,606
Year Ended 8/31/2020	$10.02	13.34%	1.00%(c),(d)	0.98%(c),(d)	1.22%	89%	$2,045,267
Year Ended 8/31/2019	$9.06	(5.53%)	1.02%(c)	1.02%(c)	2.54%	63%	$1,901,132
Year Ended 8/31/2018(e)	$9.67	(3.30%)	1.05%(f)	1.05%(f)	1.51%(f)	17%	$2,043,274
Institutional 3 Class
Year Ended 8/31/2021	$12.69	28.07%	0.83%(c)	0.81%(c)	1.43%	82%	$3
Year Ended 8/31/2020(g)	$10.05	0.10%	0.86%(c),(f)	0.84%(c),(f)	1.57%	89%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	29

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
30	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
August 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2021 was 0.79% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited and Causeway Capital Management LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of the investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
32	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. In addition, effective January 1, 2021 through December 31, 2021, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.15
Institutional 3 Class	0.01
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
August 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2021
Institutional Class	0.99%
Institutional 3 Class	0.84
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective January 1, 2021 through December 31, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, re-characterization of distributions for investments, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,511,212	(2,511,212)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
34	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
27,299,610	—	27,299,610	51,346,180	—	51,346,180
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
68,607,183	—	—	452,522,151
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,068,726,109	499,617,495	(47,095,344)	452,522,151
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	153,323,310
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,725,944,443 and $1,753,216,216, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
August 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,625,000	0.65	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
36	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The
Multi-Manager International Equity Strategies Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
August 31, 2021
uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager International Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager International Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
85.62%	0.07%	$5,705,181	$0.03	$53,985,000	$0.27
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Multi-Manager International Equity Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Multi-Manager International Equity Strategies Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
42	Multi-Manager International Equity Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Multi-Manager International Equity Strategies Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Multi-Manager International Equity Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Multi-Manager International Equity Strategies Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager International Equity Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Arrowstreet
46	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

Capital, Limited Partnership, Baillie Gifford Overseas Limited, Causeway Capital Management LLC and Threadneedle International Limited, an affiliate of the Investment Manager, (collectively, the Subadvisers) the Subadvisers have been retained to perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
Multi-Manager International Equity Strategies Fund | Annual Report 2021	47

Approval of Management and Subadvisory
Agreements  (continued)

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
48	Multi-Manager International Equity Strategies Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
Additionally, the Board reviewed the performance of each of the applicable Subadvisers and the Investment Manager’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each applicable Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the applicable Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information shows that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the
Multi-Manager International Equity Strategies Fund | Annual Report 2021	49

Approval of Management and Subadvisory
Agreements  (continued)

indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreements provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
50	Multi-Manager International Equity Strategies Fund | Annual Report 2021

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Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN302_08_L01_(10/21)

Annual Report
August 31, 2021
Overseas SMA Completion Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investment-products/managed-accounts/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investment-products/managed-accounts/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Overseas SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Overseas SMA Completion Portfolio  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2019
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2021)
	Inception	1 Year	Life
Overseas SMA Completion Portfolio	09/12/19	30.77	16.07
MSCI EAFE Value Index (Net)		26.99	8.19
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free-float adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Overseas SMA Completion Portfolio | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2019 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Overseas SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2021)
Communication Services	4.0
Consumer Discretionary	5.7
Consumer Staples	12.3
Energy	3.7
Financials	26.4
Health Care	4.8
Industrials	25.3
Information Technology	8.1
Materials	3.6
Real Estate	3.4
Utilities	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2021)
Australia	1.1
Austria	3.6
Cyprus	0.0(a)
Finland	2.6
France	3.2
Germany	7.8
Greece	0.9
Hong Kong	2.4
Ireland	0.1
Israel	5.5
Japan	20.8
Netherlands	10.5
Norway	3.1
Singapore	5.0
South Korea	4.3
Spain	3.2
Taiwan	4.9
United Kingdom	15.4
United States(b)	5.6
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Overseas SMA Completion Portfolio | Annual Report 2021

Manager Discussion of Fund Performance
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the 12-month period that ended August 31, 2021, the Fund returned 30.77%. By comparison, the Fund’s benchmark, the MSCI EAFE Value Index (Net), returned 26.99% for the same time period.
Market overview
Initial market panic driven by pandemic uncertainty was replaced by a “look through” mentality of when, not if, the COVID-19 pandemic would be brought under control. To that end, remarkable progress in delivering vaccines sparked the sharp rally in global equity markets that continued for much of the reporting period. Coordinated fiscal and monetary policy added to hopes for a return to normal as governments worldwide enacted policies to bridge corporate and household income gaps. Financial conditions were eased dramatically, which helped preserve economic vitality and boost asset returns. A more hawkish policy indication from the U.S. Federal Reserve near the end of the reporting period weighed on the cyclical parts of the market, muting its upward trajectory.
 The Fund’s notable contributors during the period
•	The Fund outpaced its benchmark by a wide margin, primarily as a result of individual stock selection.
•	Taiwan-based insurance and financial services company Fubon Financial rose steadily through the reporting period as investors appreciated consistently strong performance.
•	Dutch lighting products producer Signify delivered results much stronger than anticipated as a result of strong cost cutting and margin-protection capabilities that helped it offset significant top-line pressure from the pandemic.
•	Austrian industrial machinery company Andritz performed well on increased order intake in several key businesses.
•	Sector and country allocations, which largely are a byproduct of the Fund’s bottom-up stock selection process, further aided results.
○	From a country perspective, most noteworthy was an overweight to Taiwan as a result of our holding in top-performer Fubon Financial.
○	From a sector perspective, our lack of exposure to cyclical portions of the industrials sector helped to a lesser degree.
 The Fund’s notable detractors during the period
•	British investment broker TP ICAP detracted due to pandemic-driven declines in revenue.
•	French cloud and big data provider Atos declined as a takeover bid for DXC Technology was perceived as too much of a financial stretch without improving the prospective growth profile. The Fund’s position in Atos was eliminated during the period.
•	Dublin-based global distributor DCC fell as investors worried about a potential slowdown in earnings.
•	Our underweight to Australia was a notable detractor, as were underweights to the financials and health care sectors.
This Fund is designed for the exclusive use of shareholders with international equity SMAs. All portfolio construction, securities analysis and risk management are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking long-term capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall international equity investment strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
Overseas SMA Completion Portfolio | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Overseas SMA Completion Portfolio | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Overseas SMA Completion Portfolio	1,000.00	1,000.00	1,081.60	1,025.48	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Overseas SMA Completion Portfolio | Annual Report 2021	7

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Australia 1.0%
Ansell Ltd.	3,187	83,598
Austria 3.6%
Andritz AG	5,019	288,791
Cyprus 0.0%
Phoenix Vega Mezz PLC(a)	41,876	1,780
Finland 2.6%
UPM-Kymmene OYJ	5,078	206,871
France 3.2%
Eiffage SA	2,441	253,983
Germany 7.8%
Aroundtown SA	15,415	118,120
Covestro AG	1,096	71,029
Duerr AG	6,384	314,494
KION Group AG	1,150	123,058
Total		626,701
Greece 0.9%
Piraeus Financial Holdings SA(a)	41,876	70,652
Hong Kong 2.4%
WH Group Ltd.	217,500	188,652
Ireland 0.1%
Amarin Corp. PLC, ADR(a)	1,355	7,371
Israel 5.5%
Bank Hapoalim BM	35,761	307,639
Bezeq Israeli Telecommunication Corp., Ltd.(a)	112,343	133,482
Total		441,121
Japan 20.7%
Dai-ichi Life Holdings, Inc.	9,300	184,022
Daiwabo Holdings Co., Ltd.	15,000	285,000
Invincible Investment Corp.	221	85,768
Kinden Corp.	9,300	157,459
Koito Manufacturing Co., Ltd.	3,000	183,511
Matsumotokiyoshi Holdings Co., Ltd.	7,900	365,375
Ship Healthcare Holdings, Inc.	9,400	238,814
Starts Corp., Inc.	2,200	57,171
Common Stocks (continued)
Issuer	Shares	Value ($)
Takuma Co., Ltd.	6,900	103,978
Total		1,661,098
Netherlands 10.4%
ABN AMRO Bank NV(a)	9,672	134,748
ASR Nederland NV	9,572	437,391
Signify NV	4,690	262,746
Total		834,885
Norway 3.1%
Leroy Seafood Group ASA	27,910	246,278
Singapore 5.0%
BW LPG Ltd.	10,885	57,958
Venture Corp., Ltd.	24,200	343,962
Total		401,920
South Korea 4.3%
GS Retail Co., Ltd.	5,249	154,994
Hyundai Home Shopping Network Corp.	986	62,591
Youngone Corp.	3,542	126,949
Total		344,534
Spain 3.2%
ACS Actividades de Construccion y Servicios SA	1,436	38,766
Endesa SA	8,548	205,513
Tecnicas Reunidas SA(a)	1,349	12,979
Total		257,258
Taiwan 4.9%
Fubon Financial Holding Co., Ltd.	129,000	395,132
United Kingdom 15.3%
BT Group PLC(a)	77,009	180,017
Crest Nicholson Holdings PLC(a)	11,786	68,024
DCC PLC	3,860	328,116
John Wood Group PLC(a)	10,935	37,571
Just Group PLC(a)	192,539	247,088
Royal Mail PLC	13,812	94,070
TP Icap Group PLC	98,055	274,003
Total		1,228,889
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Overseas SMA Completion Portfolio | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 2.8%
Aerie Pharmaceuticals, Inc.(a)	960	14,314
Diversified Energy Co. PLC	116,309	178,661
Insmed, Inc.(a)	496	13,908
Quotient Ltd.(a)	2,267	6,960
Sage Therapeutics, Inc.(a)	181	8,364
Total		222,207
Total Common Stocks (Cost $6,506,545)		7,761,721

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(b),(c)	228,586	228,563
Total Money Market Funds (Cost $228,563)		228,563
Total Investments in Securities (Cost $6,735,108)		7,990,284
Other Assets & Liabilities, Net		31,951
Net Assets		$8,022,235

At August 31, 2021, securities and/or cash totaling $12,118 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	2	09/2021	USD	235,150	—	(21)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	22,229	5,489,194	(5,282,858)	(2)	228,563	(156)	113	228,586
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	83,598	—	83,598
Austria	—	288,791	—	288,791
Cyprus	—	1,780	—	1,780
Finland	—	206,871	—	206,871
France	—	253,983	—	253,983
Germany	—	626,701	—	626,701
Greece	—	70,652	—	70,652
Hong Kong	—	188,652	—	188,652
Ireland	7,371	—	—	7,371
Israel	—	441,121	—	441,121
Japan	—	1,661,098	—	1,661,098
Netherlands	—	834,885	—	834,885
Norway	—	246,278	—	246,278
Singapore	—	401,920	—	401,920
South Korea	—	344,534	—	344,534
Spain	—	257,258	—	257,258
Taiwan	—	395,132	—	395,132
United Kingdom	—	1,228,889	—	1,228,889
United States	43,546	178,661	—	222,207
Total Common Stocks	50,917	7,710,804	—	7,761,721
Money Market Funds	228,563	—	—	228,563
Total Investments in Securities	279,480	7,710,804	—	7,990,284
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Overseas SMA Completion Portfolio | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Liability
Futures Contracts	(21)	—	—	(21)
Total	279,459	7,710,804	—	7,990,263
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2021	11

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,506,545)	$7,761,721
Affiliated issuers (cost $228,563)	228,563
Margin deposits on:
Futures contracts	12,118
Receivable for:
Investments sold	18,718
Dividends	13,969
Foreign tax reclaims	7,966
Expense reimbursement due from Investment Manager	434
Prepaid expenses	2,837
Trustees’ deferred compensation plan	7,919
Total assets	8,054,245
Liabilities
Payable for:
Variation margin for futures contracts	220
Transfer agent fees	4
Compensation of board members	4,871
Audit fees	14,750
Legal fees	1,756
Custodian fees	2,442
Other expenses	48
Trustees’ deferred compensation plan	7,919
Total liabilities	32,010
Net assets applicable to outstanding capital stock	$8,022,235
Represented by
Paid in capital	6,477,894
Total distributable earnings (loss)	1,544,341
Total - representing net assets applicable to outstanding capital stock	$8,022,235
Shares outstanding	512,760
Net asset value per share	15.65
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Overseas SMA Completion Portfolio | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$208,561
Dividends — affiliated issuers	113
Foreign taxes withheld	(26,613)
Total income	182,061
Expenses:
Transfer agent fees	343
Compensation of board members	14,598
Custodian fees	11,947
Printing and postage fees	7,417
Registration fees	32,768
Audit fees	29,500
Legal fees	7,384
Compensation of chief compliance officer	2
Other	8,175
Total expenses	112,134
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(111,953)
Total net expenses	181
Net investment income	181,880
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	126,779
Investments — affiliated issuers	(156)
Foreign currency translations	(2,638)
Futures contracts	24,561
Net realized gain	148,546
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,249,883
Investments — affiliated issuers	(2)
Foreign currency translations	(26)
Futures contracts	(21)
Net change in unrealized appreciation (depreciation)	1,249,834
Net realized and unrealized gain	1,398,380
Net increase in net assets resulting from operations	$1,580,260
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020 (a)
Operations
Net investment income	$181,880	$53,463
Net realized gain (loss)	148,546	(2,060)
Net change in unrealized appreciation (depreciation)	1,249,834	5,400
Net increase in net assets resulting from operations	1,580,260	56,803
Distributions to shareholders
Net investment income and net realized gains	(62,050)	(30,672)
Total distributions to shareholders	(62,050)	(30,672)
Increase in net assets from capital stock activity	4,207,749	270,145
Total increase in net assets	5,725,959	296,276
Net assets at beginning of year	2,296,276	2,000,000
Net assets at end of year	$8,022,235	$2,296,276

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	356,043	4,682,391	23,520	281,813
Distributions reinvested	4,533	62,050	43	566
Redemptions	(37,007)	(536,692)	(1,039)	(12,234)
Total net increase	323,569	4,207,749	22,524	270,145

(a)	Based on operations from September 12, 2019 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Overseas SMA Completion Portfolio | Annual Report 2021

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended August 31,
	2021	2020 (a)
Per share data
Net asset value, beginning of period	$12.14	$12.00
Income from investment operations:
Net investment income	0.41	0.31
Net realized and unrealized gain	3.30	0.01
Total from investment operations	3.71	0.32
Less distributions to shareholders from:
Net investment income	(0.19)	(0.18)
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.20)	(0.18)
Net asset value, end of period	$15.65	$12.14
Total return	30.77%	2.57%
Ratios to average net assets
Total gross expenses(b)	1.73%	5.92%(c)
Total net expenses(b),(d)	0.00%(e)	0.00%(c)
Net investment income	2.81%	2.79%(c)
Supplemental data
Portfolio turnover	33%	47%
Net assets, end of period (in thousands)	$8,022	$2,296

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Annual Report 2021	15

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Overseas SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
16	Overseas SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Overseas SMA Completion Portfolio | Annual Report 2021	17

Notes to Financial Statements  (continued)
August 31, 2021
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
18	Overseas SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	21*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	24,561

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(21)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	142,100

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Overseas SMA Completion Portfolio | Annual Report 2021	19

Notes to Financial Statements  (continued)
August 31, 2021
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the
20	Overseas SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was 0.01%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Overseas SMA Completion Portfolio | Annual Report 2021	21

Notes to Financial Statements  (continued)
August 31, 2021
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,293)	1,293	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
60,345	1,705	62,050	30,672	—	30,672
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
194,348	143,501	—	1,206,413
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,783,850	1,328,152	(121,739)	1,206,413
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
22	Overseas SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The following capital loss carryforwards, determined at August 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	8,120
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,178,467 and $2,070,065, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility
Overseas SMA Completion Portfolio | Annual Report 2021	23

Notes to Financial Statements  (continued)
August 31, 2021
at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will
24	Overseas SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Overseas SMA Completion Portfolio | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2021, one unaffiliated shareholder of record owned 66.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 33.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
26	Overseas SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Overseas SMA Completion Portfolio | Annual Report 2021	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Overseas SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Overseas SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2021 and for the period September 12, 2019 (commencement of operations) through August 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year ended August 31, 2021, and the changes in its net assets and the financial highlights for the year ended August 31, 2021 and for the period September 12, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Overseas SMA Completion Portfolio | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
59.05%	$152,466	$25,611	$0.05	$207,585	$0.40
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Overseas SMA Completion Portfolio | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
30	Overseas SMA Completion Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Overseas SMA Completion Portfolio | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
32	Overseas SMA Completion Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Overseas SMA Completion Portfolio | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
34	Overseas SMA Completion Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Overseas SMA Completion Portfolio (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
Overseas SMA Completion Portfolio | Annual Report 2021	35

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund, as well as performance relative to a benchmark;
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
36	Overseas SMA Completion Portfolio | Annual Report 2021

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, and (iii) the net assets of the Fund. The Board considered that the Fund is held exclusively by separately managed account (SMA) clients of Columbia Threadneedle, and noted the contribution of the performance of the Fund to meeting the investment objectives of such SMA clients.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board considered that the Fund is held exclusively by SMA clients of Columbia Threadneedle, that the Fund does not pay management fees, and that Columbia Threadneedle collects management fees from SMA clients directly or indirectly through SMA program sponsors.
Overseas SMA Completion Portfolio | Annual Report 2021	37

Approval of Management Agreement  (continued)

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and noted that the Fund does not pay management fees.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
38	Overseas SMA Completion Portfolio | Annual Report 2021

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Overseas SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN307_08_L01_(10/21)

Annual Report
August 31, 2021
Multisector Bond SMA Completion Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investment-products/managed-accounts/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investment-products/managed-accounts/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multisector Bond SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multisector Bond SMA Completion Portfolio  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2019
Jason Callan
Portfolio Manager
Managed Fund since 2019
Alexandre (Alex) Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended August 31, 2021)
	Inception	1 Year	Life
Multisector Bond SMA Completion Portfolio	10/29/19	8.91	4.08
Bloomberg U.S. Aggregate Bond Index		-0.08	3.95
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 29, 2019 — August 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Multisector Bond SMA Completion Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at August 31, 2021)
AAA rating	92.8
A rating	2.0
BB rating	5.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	120.6	(20.6)	100.0
Total Notional Market Value of Derivative Contracts	120.6	(20.6)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Portfolio Holdings (%) (at August 31, 2021)
Asset-Backed Securities — Non-Agency	1.5
Corporate Bonds & Notes	1.4
Foreign Government Obligations	0.9
Money Market Funds	50.6
Treasury Bills	40.4
Other Assets	5.2
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in Affiliated Money Market fund, Asset-Backed Securities — Non-Agency, Corporate Bonds & Notes, Foreign Government Obligations, Treasury Bills, which have been segregated to cover obligations relating to the Fund’s investments in futures and credit default swaps. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 of the Notes to Financial Statements.

4	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Manager Discussion of Fund Performance
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
For the 12-month period that ended August 31, 2021, the Fund returned 8.91%. The Fund significantly outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.08% for the same period.
Market overview
When the annual period began in September 2020, U.S. Treasury yields remained rather range-bound, and non-government bond sectors broadly weakened amid reduced investor risk appetite. Renewed COVID-19 case growth in Europe, reduced prospects for further U.S. fiscal support and rising political uncertainty heading into the then-upcoming U.S. elections all contributed to the risk aversion. Then, during the fourth quarter of 2020, investor risk appetite grew more robust despite rapidly rising COVID-19 case counts in the U.S. and Europe. Buoying sentiment was U.S. economic expansion led by the housing sector, a shift in consumer spending away from services and towards goods, a clear resolution to the U.S. presidential elections and headlines around the authorization of multiple COVID-19 vaccines. As 2020 drew to a close, the U.S. Congress passed additional stimulus that included direct payments to households, extended unemployment benefits and support for small businesses. Longer term U.S. Treasury yields finished 2020 higher, and non-government bond sectors generally performed well, led by corporate bonds within the investment-grade market and by high-yield corporate bonds overall as investors assumed credit risk in exchange for yield.
Both government and non-government bond sectors then retreated in the first quarter of 2021, as rising longer term interest rates proved a headwind to performance. The benchmark recorded its worst performance since the early 1980s. The rollout of multiple COVID-19 vaccines increasingly bolstered confidence that relatively normal economic activity would resume, and estimates for U.S. economic growth climbed on the back of Congress’ fiscal stimulus package and consumers appearing poised to unleash a wave of spending after a pandemic-driven period of historically high savings rates. Further, against a global backdrop of rising commodity prices, the improved outlook stoked fears that the U.S. Federal Reserve (Fed) would feel compelled to move up its timeline for tightening monetary policy to stave off higher inflation. In March 2021, Fed Chair Powell stated the U.S. economic recovery was far from complete and reasserted the central bank’s intent to maintain its ultra-accommodative approach even if inflation were to tick up.
Bond markets then stabilized during the second quarter of 2021. Inflation dominated the market narrative, but investors appeared to grow comfortable with the view that the acceleration in inflation was largely driven by short-term supply chain bottlenecks and was likely to be transitory. The Fed reiterated this view at its June 2021 meeting and reaffirmed its commitment to keep short-term interest rates near zero for several more quarters. The Fed also signaled it could begin to taper its bond purchases by the end of the calendar year. Following these Fed comments, investors rushed into longer dated U.S. Treasuries in anticipation that the Fed might act more quickly than expected. Non-government bond sectors also broadly generated positive returns, with investment-grade corporate bonds leading the way, supported by declining U.S. Treasury yields and strong corporate earnings. In July and August 2021, non-government bond sectors recorded marginally positive performance overall amid persistent concerns about the Delta variant of COVID-19 and its potential impact on the global economic recovery. Fed Chair Powell noted that substantial progress had been made on the Fed’s labor market mandate and reiterated the Fed’s view that an uptick in U.S. inflation was largely driven by temporary factors. These comments eased market nerves about the pace of monetary policy normalization.
All told, the bellwether 10-year U.S. Treasury yield rose approximately 60 basis points during the annual period. (A basis point is 1/100th of a percentage point.) As yields on securities with maturities of one year and shorter fell and yields on securities with maturities of two years and longer rose, the yield curve steepened during the annual period. While U.S. Treasuries, especially long-dated U.S. Treasuries, posted negative total returns for the annual period overall, other high-quality sectors, including Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds, generated positive returns that significantly outpaced the benchmark. Securitized assets as a whole, including mortgage-backed securities, produced modestly negative returns, but still outperformed U.S. Treasuries for the annual period. Lower quality sectors, such as high-yield corporate bonds and emerging markets debt, performed best, posting strong gains during the annual period.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable contributors during the period
•	Relative to the benchmark, the Fund’s emphasis on credit sectors contributed most positively, providing a significant yield advantage during the annual period.
•	Among structured credit sectors, allocations to non-agency mortgage-backed securities and asset-backed securities boosted the Fund’s results most.
•	Further, many bonds in the structured credit sectors are shorter dated while still offering attractive yield profiles, so exposure to these securities was an opportunity to maintain the Fund’s income while seeking to limit potential price volatility.
•	The Fund’s allocation to high-yield corporate credit contributed positively, as it was the best performing sector in the benchmark during the annual period.
•	Issue selection within the investment-grade corporate bond sector added value. While we maintained an underweight allocation to the sector, the Fund’s exposure was focused on longer maturity bonds, which experienced a greater degree of spread compression and price appreciation than their shorter term counterparts during the annual period.
•	The Fund’s shorter duration stance relative to that of the benchmark contributed positively as interest rates rose during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
The Fund’s notable detractors during the period
•	There were no meaningful detractors to speak of during the reporting period.
Derivatives usage
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors—credit, duration, currency and inflation. We used interest rate futures and options on interest rate swaps for duration hedging; credit default swaps to adjust exposures to the high-yield corporate bond and commercial mortgage-backed securities sectors; agency mortgage-backed securities futures to adjust exposure to that sector; and currency contracts for foreign exchange hedging. Overall, the use of these derivatives contributed positively to the Fund’s relative performance. Inflation swaps were used to hedge against inflation, which detracted modestly.
This Fund is designed for the exclusive use of shareholders with strategic income SMAs. All portfolio construction, securities analysis and risk management are implemented for the combined portfolio experience toward the SMA’s overall objective of seeking total return, consisting of current income and capital appreciation. To that end, the portfolio’s positioning at any given time is intended to complement accompanying SMA holdings in a manner consistent with the overall strategic income investment strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
6	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2021 — August 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Multisector Bond SMA Completion	1,000.00	1,000.00	1,014.40	1,025.48	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Portfolio of Investments
August 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Series 2019-3A Class C
04/15/2025	2.740%	190,000	192,258
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class C
03/15/2024	3.300%	132,873	133,973
Total Asset-Backed Securities — Non-Agency (Cost $325,008)			326,231

Corporate Bonds & Notes 1.4%

Independent Energy 1.4%
Occidental Petroleum Corp.
09/15/2036	6.450%	250,000	313,695
Total Corporate Bonds & Notes (Cost $301,861)			313,695

Foreign Government Obligations(b) 0.9%

Colombia 0.9%
Colombia Government International Bond
04/15/2031	3.125%	200,000	195,513
Total Foreign Government Obligations (Cost $195,000)			195,513

Treasury Bills 40.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 40.4%
U.S. Treasury Bills
10/07/2021	0.050%	5,000,000	4,999,770
10/14/2021	0.050%	4,000,000	3,999,766
Total			8,999,536
Total Treasury Bills (Cost $8,999,540)			8,999,536

Money Market Funds 50.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.061%(c),(d)	11,278,659	11,277,531
Total Money Market Funds (Cost $11,277,457)		11,277,531
Total Investments in Securities (Cost: $21,098,866)		21,112,506
Other Assets & Liabilities, Net		1,167,487
Net Assets		22,279,993
At August 31, 2021, securities and/or cash totaling $1,177,821 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	5	12/2021	USD	667,266	850	—
U.S. Treasury 5-Year Note	1	12/2021	USD	123,719	186	—
Total					1,036	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	(11)	12/2021	USD	(2,170,094)	—	(5,139)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	9

Portfolio of Investments  (continued)
August 31, 2021
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 35	Morgan Stanley	06/20/2026	1.000	Quarterly	1.518	USD	4,000,000	30,345	—	—	30,345	—
Markit CDX North America High Yield Index, Series 36	Morgan Stanley	06/20/2026	5.000	Quarterly	2.772	USD	7,900,000	141,702	—	—	141,702	—
Total								172,047	—	—	172,047	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2021, the total value of these securities amounted to $326,231, which represents 1.46% of total net assets.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.061%
	1,456,677	20,729,922	(10,908,939)	(129)	11,277,531	(14)	1,691	11,278,659
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Portfolio of Investments  (continued)
August 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	326,231	—	326,231
Corporate Bonds & Notes	—	313,695	—	313,695
Foreign Government Obligations	—	195,513	—	195,513
Treasury Bills	8,999,536	—	—	8,999,536
Money Market Funds	11,277,531	—	—	11,277,531
Total Investments in Securities	20,277,067	835,439	—	21,112,506
Investments in Derivatives
Asset
Futures Contracts	1,036	—	—	1,036
Swap Contracts	—	172,047	—	172,047
Liability
Futures Contracts	(5,139)	—	—	(5,139)
Total	20,272,964	1,007,486	—	21,280,450
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	11

Statement of Assets and Liabilities
August 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,821,409)	$9,834,975
Affiliated issuers (cost $11,277,457)	11,277,531
Margin deposits on:
Futures contracts	65,771
Swap contracts	1,112,050
Receivable for:
Dividends	340
Interest	10,223
Variation margin for futures contracts	11,687
Variation margin for swap contracts	446
Expense reimbursement due from Investment Manager	421
Prepaid expenses	2,782
Trustees’ deferred compensation plan	6,697
Total assets	22,322,923
Liabilities
Payable for:
Variation margin for futures contracts	398
Variation margin for swap contracts	6,493
Transfer agent fees	7
Compensation of board members	4,308
Audit fees	19,750
Custodian fees	3,485
Other expenses	1,792
Trustees’ deferred compensation plan	6,697
Total liabilities	42,930
Net assets applicable to outstanding capital stock	$22,279,993
Represented by
Paid in capital	22,055,585
Total distributable earnings (loss)	224,408
Total - representing net assets applicable to outstanding capital stock	$22,279,993
Shares outstanding	1,751,157
Net asset value per share	12.72
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Statement of Operations
Year Ended August 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$1,691
Interest	11,375
Total income	13,066
Expenses:
Transfer agent fees	156
Compensation of board members	14,337
Custodian fees	17,093
Printing and postage fees	8,990
Registration fees	36,503
Audit fees	39,500
Legal fees	7,332
Interest on collateral	173
Compensation of chief compliance officer	1
Other	6,066
Total expenses	130,151
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(130,085)
Total net expenses	66
Net investment income	13,000
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	(14)
Foreign currency translations	(22)
Futures contracts	43,228
Swap contracts	156,687
Net realized gain	199,879
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,464
Investments — affiliated issuers	(129)
Futures contracts	(8,268)
Swap contracts	68,691
Net change in unrealized appreciation (depreciation)	69,758
Net realized and unrealized gain	269,637
Net increase in net assets resulting from operations	$282,637
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended August 31, 2021	Year Ended August 31, 2020 (a)
Operations
Net investment income	$13,000	$21,799
Net realized gain (loss)	199,879	(157,921)
Net change in unrealized appreciation (depreciation)	69,758	111,826
Net increase (decrease) in net assets resulting from operations	282,637	(24,296)
Distributions to shareholders
Net investment income and net realized gains	(12,008)	(22,585)
Total distributions to shareholders	(12,008)	(22,585)
Increase in net assets from capital stock activity	19,955,165	101,080
Total increase in net assets	20,225,794	54,199
Net assets at beginning of year	2,054,199	2,000,000
Net assets at end of year	$22,279,993	$2,054,199

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	1,575,408	19,946,888	8,333	100,000
Distributions reinvested	656	8,277	93	1,080
Total net increase	1,576,064	19,955,165	8,426	101,080

(a)	Based on operations from October 29, 2019 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended August 31,
	2021	2020 (a)
Per share data
Net asset value, beginning of period	$11.73	$12.00
Income from investment operations:
Net investment income	0.05	0.12
Net realized and unrealized gain (loss)	0.99	(0.26)
Total from investment operations	1.04	(0.14)
Less distributions to shareholders from:
Net investment income	(0.05)	(0.13)
Total distributions to shareholders	(0.05)	(0.13)
Net asset value, end of period	$12.72	$11.73
Total return	8.91%	(1.16)%
Ratios to average net assets
Total gross expenses(b)	3.72%(c)	5.21%(d)
Total net expenses(b),(e)	0.00%(c),(f)	0.00%(d)
Net investment income	0.37%	1.28%(d)
Supplemental data
Portfolio turnover	15%	0%
Net assets, end of period (in thousands)	$22,280	$2,054

Notes to Financial Highlights
(a)	The Fund commenced operations on October 29, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	15

Notes to Financial Statements
August 31, 2021
Note 1. Organization
Multisector Bond SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
16	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
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Notes to Financial Statements  (continued)
August 31, 2021
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission
18	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
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Notes to Financial Statements  (continued)
August 31, 2021
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	172,047*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,036*
Total		173,083

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	5,139*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	156,687	156,687
Interest rate risk	43,228	—	43,228
Total	43,228	156,687	199,915

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	68,691	68,691
Interest rate risk	(8,268)	—	(8,268)
Total	(8,268)	68,691	60,423
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Notes to Financial Statements  (continued)
August 31, 2021
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	291,209
Futures contracts — short	916,633
Credit default swap contracts — sell protection	4,362,500

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2021:
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	446
Liabilities
Centrally cleared credit default swap contracts (a)	6,493
Total financial and derivative net assets	(6,047)
Total collateral received (pledged) (b)	(6,047)
Net amount (c)	-

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Notes to Financial Statements  (continued)
August 31, 2021
(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
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Notes to Financial Statements  (continued)
August 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2021, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was 0.00%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
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Notes to Financial Statements  (continued)
August 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2022, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2021, these differences were primarily due to differing treatment for derivative investments and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(22)	22	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2021			Year Ended August 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
12,008	—	12,008	22,509	76	22,585
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
30,788	7,933	—	185,687
24	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
At August 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
21,094,763	186,230	(543)	185,687
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $497,045 and $67,127, respectively, for the year ended August 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no
Multisector Bond SMA Completion Portfolio | Annual Report 2021	25

Notes to Financial Statements  (continued)
August 31, 2021
longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2021.
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
26	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
August 31, 2021
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	27

Notes to Financial Statements  (continued)
August 31, 2021
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2021, one unaffiliated shareholder of record owned 90.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multisector Bond SMA Completion Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multisector Bond SMA Completion Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2021 and for the period October 29, 2019 (commencement of operations) through August 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year ended August 31, 2021, and the changes in its net assets and the financial highlights for the year ended August 31, 2021 and for the period October 29, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend
$8,330
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Multisector Bond SMA Completion Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Multisector Bond SMA Completion Portfolio | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Multisector Bond SMA Completion Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Multisector Bond SMA Completion Portfolio | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Multisector Bond SMA Completion Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multisector Bond SMA Completion Portfolio (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
36	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Approval of Management Agreement  (continued)

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund, as well as performance relative to a benchmark;
•	Information on the Fund’s management fees and total expenses;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	37

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, and (iii) the net assets of the Fund. The Board considered that the Fund is held exclusively by separately managed account (SMA) clients of Columbia Threadneedle, and noted the contribution of the performance of the Fund to meeting the investment objectives of such SMA clients.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board considered that the Fund is held exclusively by SMA clients of Columbia Threadneedle, that the Fund does not pay management fees, and that Columbia Threadneedle collects management fees from SMA clients directly or indirectly through SMA program sponsors.
38	Multisector Bond SMA Completion Portfolio | Annual Report 2021

Approval of Management Agreement  (continued)

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and noted that the Fund does not pay management fees.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Multisector Bond SMA Completion Portfolio | Annual Report 2021	39

Multisector Bond SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
ANN308_08_L01_(10/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose reports to stockholders are included in this annual filing. One series merged into another series on July 10, 2020 and one series merged into another series on August 7, 2020,the fees incurred by the series through its merger date are included in the response to this Item.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$522,500     $575,700

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$29,300    $38,000

Audit-Related Fees, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2021 and August 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$11,200     $9,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2020 and 2021 also include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2021 and August 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31,

2021 and August 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$538,000     $538,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-

approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2021 and August 31, 2020 are approximately as follows:

20212020

$578,500      $585,400

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	October 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	October 22, 2021